---------------------------------------------------------------------------------------------------------------------------------------

                                         CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.,

                                                              Depositor,

                                                      DLJ MORTGAGE CAPITAL, INC.,

                                                                Seller,

                                                        WELLS FARGO BANK, N.A.,

                                 Master Servicer, Servicer, Back-Up Servicer and Trust Administrator,

                                                   SELECT PORTFOLIO SERVICING, INC.,

                                                    Servicer and Special Servicer,

                                                                  and

                                                    U.S. BANK NATIONAL ASSOCIATION,

                                                                Trustee

                                                    POOLING AND SERVICING AGREEMENT

                                                     DATED AS OF FEBRUARY 1, 2006

                                                              relating to

                                                 ADJUSTABLE RATE MORTGAGE TRUST 2006-1

                                      ADJUSTABLE RATE MORTGAGE-BACKED PASS-THROUGH CERTIFICATES,

                                                             SERIES 2006-1

---------------------------------------------------------------------------------------------------------------------------------------

                                                           TABLE OF CONTENTS

   SECTION 3.06.           Establishment of and Deposits to Escrow Accounts; Permitted Withdrawals from Escrow Accounts;
                           Payments of Taxes, Insurance and Other Charges........................................87
   SECTION 3.07.           Access to Certain Documentation and Information Regarding the Non-Designated Mortgage Loans;
                           Inspections...........................................................................89
   SECTION 3.08.           Permitted Withdrawals from the Collection Accounts and Certificate Account............89
   SECTION 3.09.           Maintenance of Hazard Insurance; Mortgage Impairment Insurance and Mortgage Guaranty Insurance

   SECTION 7.01.           Liabilities of the Seller, the Depositor, the Master Servicer, the Back-Up Servicer, the
                           Servicers and the Special Servicer...................................................134
   SECTION 7.02.           Merger or Consolidation of the Seller, the Depositor, the Back-Up Servicer, the Master
                           Servicer, the Servicers or the Special Servicer......................................134
   SECTION 7.03.           Limitation on Liability of the Seller, the Depositor, the Master Servicer, the Back-Up

                                                               EXHIBITS

   Exhibit D-1:            Form of Class AR Certificate.......................................................D-1-1
   Exhibit D-2:            Form of Class AR-L Certificate.....................................................D-2-1

   Exhibit H-1:            Form of Servicer Information.......................................................H-1-1
   Exhibit H-2:            Form of Realized Loss Calculation..................................................H-2-1
   Exhibit I-1:            Form of Trust Receipt and Initial Certification....................................I-1-1
   Exhibit I-2:            Form of Trust Receipt and Subsequent Certification.................................I-2-1

   Exhibit M-1:            Form of Investment Letter..........................................................M-1-1
   Exhibit M-2:            Form of Rule 144A Letter...........................................................M-2-1
   Exhibit M-3:            Form of Regulation S Letter........................................................M-3-1
   Exhibit N:              Form of Investor Transfer Affidavit and Agreement....................................N-1
   Exhibit O:              Form of Transfer Certificate.........................................................O-1
   Exhibit P:              Form of SPS Mortgage Loans Report..................................................P-1-1

                                                               SCHEDULES

   Schedule I:             Mortgage Loan Schedule...............................................................I-1
   Schedule IIA:           Representations and Warranties of Seller - DLJMC...................................IIA-1
   Schedule IIB:           Representations and Warranties of Master Servicer - Wells Fargo....................IIB-1
   Schedule IIC:           Representations and Warranties of Servicer and Special Servicer - SPS..............IIC-1
   Schedule IID:           Representations and Warranties of Servicer - Wells Fargo...........................IID-1
   Schedule III:           Representations and Warranties of DLJMC - Mortgage Loans...........................III-1

                                                              APPENDICES

   Appendix A:             Calculation of Class Y Principal Reduction Amounts .........................Appendix A-1

                  THIS POOLING AND SERVICING  AGREEMENT,  dated as of February 1, 2006,  is hereby  executed by and among CREDIT SUISSE
FIRST BOSTON MORTGAGE  SECURITIES CORP., as depositor (the  "Depositor"),  DLJ MORTGAGE  CAPITAL,  INC.  ("DLJMC"),  as seller (in such capacity, the "Seller"),  WELLS FARGO BANK, N.A., as master servicer (in such capacity, the "Master Servicer"),  as a servicer (in such capacity, a "Servicer"),  as back-up servicer (in such capacity,  the "Back-Up Servicer") and as trust administrator (in such capacity, the "Trust Administrator"),  SELECT PORTFOLIO SERVICING,  INC. ("SPS"), as a servicer (in such capacity, a "Servicer"),  and as special servicer  (in such  capacity,  the  "Special  Servicer"),  and U.S.  BANK  NATIONAL  ASSOCIATION,  as trustee  (in such  capacity,  the
"Trustee").  Capitalized  terms used in this Agreement and not otherwise  defined will have the meanings  assigned to them in Article I below.

                                                         PRELIMINARY STATEMENT

                  The  Depositor  is the owner of the Trust Fund (other than the Trust's  rights  under the Group  6 Interest  Rate Cap
Agreement  and rights to payments from the  Supplemental  Interest  Account)  that is hereby  conveyed to the Trustee in return for the
Certificates.  The Trust Fund (exclusive of any entitlement to Assigned Prepayment  Premiums,  the Group 6 Interest Rate Cap Agreement,
the assets held in the Group 6 Interest Rate Cap Account,  and rights to payments from the Supplemental  Interest  Account) for federal income tax purposes shall consist of three REMICs (referred to as "REMIC I," "REMIC II" and "REMIC III").

                                                                REMIC I

                  As provided herein,  the Trust  Administrator will make an election to treat the segregated pool of assets consisting of the Group 1, Group 2, Group 3, Group 4 and Group 5 Mortgage  Loans and certain other related  assets  (exclusive of any  entitlement to Assigned  Prepayment  Premiums)  subject to this  Agreement  as a real estate  mortgage  investment  conduit (a "REMIC") for federal income tax purposes,  and such  segregated  pool of assets will be designated as "REMIC I." Component I of the Class AR-L  Certificates
will  represent  the sole Class of "residual  interests"  in REMIC I for purposes of the REMIC  Provisions  (as defined  herein)  under federal income tax law. The following  table  irrevocably  sets forth the  designation,  remittance rate (the  "Uncertificated  REMIC I
Pass-Through Rate") and initial  Uncertificated  Principal Balance for each of the "regular interests" in REMIC I (the "REMIC I Regular
Interests")  and the Class  Principal  Balance of  Component I of the Class AR-L  Certificates.  The "latest  possible  maturity  date"
(determined  solely for purposes of satisfying  Treasury  regulation  Section 1.860G  1(a)(4)(iii))  for each REMIC I Regular  Interest shall be the Maturity Date.  None of the REMIC I Regular Interests will be certificated.

 Class Designation for                                     Initial Uncertificated
 each REMIC I Regular                                      ----------------------
     Interest and                        Uncertificated     Principal Balance or
  Component I of the       Type of          REMIC I           Class Principal
Class AR-L Certificates    Interest    Pass-Through Rate          Balance                  Maturity Date*
       Class Y-1           Regular        Variable(1)        $       82,055.57               March 2036
       Class Y-2           Regular        Variable(2)        $      117,398.99               March 2036
       Class Y-3           Regular        Variable(3)        $      129,390.52               March 2036
       Class Y-4           Regular        Variable(4)        $      120,008.04               March 2036
       Class Y-5           Regular        Variable(5)        $       86,165.52               March 2036
       Class Z-1           Regular        Variable(1)        $  164,029,078.91               March 2036
       Class Z-2           Regular        Variable(2)        $  234,680,575.09               March 2036
       Class Z-3           Regular        Variable(3)        $  258,658,327.52               March 2036
       Class Z-4           Regular        Variable(4)        $  239,902,264.88               March 2036
       Class Z-5           Regular        Variable(5)        $  172,249,329.51               March 2036
  Component I of the       Residual       Variable(1)                                        March 2036
      Class AR-L
------------------------
*    The  Distribution  Date in the specified  month,  which is the month  following the month the latest maturing
     Mortgage Loan in the related Loan Group matures.  For federal income tax purposes,  for each Class of REMIC I
     Regular Interests, the "latest possible maturity date" shall be the Maturity Date.
(1)  Interest distributed to REMIC I Regular Interests Y-1 and Z-1 and Component I of the Class AR-L  Certificates
     on each  Distribution  Date  will  have  accrued  at the Net WAC Rate for Loan  Group 1  applicable  for such
     Distribution Date on the applicable  Uncertificated  Principal Balance or Class Principal Balance outstanding immediately before such Distribution Date.
(2)  Interest  distributed to REMIC I Regular Interests Y-2 and Z-2 on each Distribution Date will have accrued at the Net WAC Rate for Loan Group 2  applicable for such  Distribution  Date on the  applicable  Uncertificated
     Principal Balance outstanding immediately before such Distribution Date.
(3)  Interest  distributed to REMIC I Regular Interests Y-3 and Z-3 on each Distribution Date will have accrued at the Net WAC Rate for Loan Group 3  applicable for such  Distribution  Date on the  applicable  Uncertificated
     Principal Balance outstanding immediately before such Distribution Date.
(4)  Interest  distributed to REMIC I Regular Interests Y-4 and Z-4 on each Distribution Date will have accrued at the Net WAC Rate for Loan Group 4  applicable for such  Distribution  Date on the  applicable  Uncertificated
     Principal Balance outstanding immediately before such Distribution Date.
(5)  Interest  distributed to REMIC I Regular Interests Y-5 and Z-5 on each Distribution Date will have accrued at the Net WAC Rate for Loan Group 5  applicable for such  Distribution  Date on the  applicable  Uncertificated
     Principal Balance outstanding immediately before such Distribution Date.

                                                               REMIC II

         As provided herein,  the Trust  Administrator  will make an election to treat the segregated pool of assets  consisting of the
Group 6  Mortgage Loans and certain other related assets  (exclusive of any entitlement to Assigned  Prepayment  Premiums,  the Group 6
Interest Rate Cap  Agreement,  the assets held in the Group 6 Interest Rate Cap Account,  and rights to payments from the  Supplemental
Interest Account) subject to this Agreement as a real estate mortgage  investment  conduit (a "REMIC") for federal income tax purposes, and such segregated pool of assets will be designated as "REMIC II."  Component II  of the Class AR-L  Certificates  will represent the sole  Class of  "residual  interests" in REMIC II for purposes of the REMIC  Provisions  (as defined  herein) under federal  income tax law. The following table irrevocably sets forth the designation,  remittance rate (the  "Uncertificated  REMIC II  Pass-Through  Rate")
and initial  Uncertificated  Principal Balance for each of the "regular interests" in REMIC II (the "REMIC II Regular Interests").  The
"latest possible maturity date" (determined  solely for purposes of satisfying  Treasury  regulation  Section 1.860G-1(a)(4)(iii))  for each REMIC II Regular Interest shall be the Maturity Date.  None of the REMIC II Regular Interests will be certificated.

 Class Designation for                                     Initial Uncertificated
 each REMIC II Regular                                     ----------------------
     Interest and                        Uncertificated     Principal Balance or
  Component II of the      Type of          REMIC II          Class Principal
Class AR-L Certificates    Interest    Pass-Through Rate          Balance                  Maturity Date*
       Class LT1           Regular        Variable(1)        $  279,423,924.18               March 2036
       Class LT2           Regular        Variable(1)        $        8,742.22               March 2036
       Class LT3           Regular           0.00%           $       19,204.89               March 2036
       Class LT4           Regular        Variable(2)        $       19,204.89               March 2036
  Component II of the      Residual           N/A                                            March 2036
      Class AR-L
------------------------
*     The  Distribution  Date in the specified  month,  which is the month following the month the latest maturing
      Mortgage  Loan in the  related  Loan  Group matures.  For federal  income tax  purposes,  for each  Class of
      REMIC II Regular Interests, the "latest possible maturity date" shall be the Maturity Date.
(1)   Interest  distributed to REMIC II Regular  Interests LT1 and LT2 on each Distribution Date will have accrued at the weighted  average of the Net Mortgage Rates for the Group 6 Loans as of the second preceding Due Date on the applicable Uncertificated Principal Balance outstanding immediately before such Distribution Date
(2)   Interest  distributed to REMIC II Regular Interest LT4 on each  Distribution Date will have accrued at twice the weighted  average of the Net Mortgage Rates for the Group 6 Loans as of the second preceding Due Date on the applicable Uncertificated Principal Balance outstanding immediately before such Distribution Date.

                                                               REMIC III

                  As provided  herein,  the Trust  Administrator  will elect to treat the segregated  pool of assets  consisting of the
REMIC I  Regular  Interests and REMIC II  Regular  Interests as a REMIC for federal income tax purposes,  and such  segregated  pool of assets will be designated as REMIC III.  The Class AR  Certificates will represent the sole Class of "residual  interests" in REMIC III for purposes of the REMIC  Provisions  under federal  income tax law. The following  table and the  footnotes  that follow  irrevocably sets forth the  designation,  Pass-Through  Rate,  aggregate  Initial Class  Principal  Balance,  and certain  other  features for each
Class of  Certificates  comprising the interests  representing "regular interests" in REMIC III (the "REMIC III Regular Interests") and
the Class AR  Certificates.  The "latest possible  maturity date"  (determined  solely for purposes of satisfying  Treasury  Regulation
Section 1.860G-1(a)(4)(iii)) for each Class of REMIC III Regular Certificates shall be the Maturity Date.

                                                                                                        Integral
                                    Class                                                              Multiples
                                  Principal               Pass-Through              Minimum            in Excess
          Class                    Balance              Rate (per annum)          Denomination         of Minimum
       Class 1-A-1           $      53,000,000.00          Variable(1)              $25,000                $1
       Class 1-A-2           $      92,270,000.00          Variable(1)              $25,000                $1
       Class 1-A-3           $       7,107,000.00          Variable(1)              $25,000                $1
       Class 2-A-1           $     202,420,000.00          Variable(2)              $25,000                $1
       Class 2-A-2           $      15,590,000.00          Variable(2)              $25,000                $1
       Class 3-A-1           $     165,000,000.00          Variable(3)              $25,000                $1
       Class 3-A-2           $      30,038,000.00          Variable(3)              $25,000                $1
       Class 3-A-3           $      42,010,000.00          Variable(3)              $25,000                $1
       Class 3-A-4           $       3,236,000.00          Variable(3)              $25,000                $1
       Class 4-A-1           $     206,925,000.00          Variable(4)              $25,000                $1
       Class 4-A-2           $      15,935,000.00          Variable(4)              $25,000                $1
       Class 5-A-1           $     148,572,000.00          Variable(5)              $25,000                $1
       Class 5-A-2           $      11,442,000.00          Variable(5)              $25,000                $1
       Class 6-A-1           $     228,635,000.00          Variable(6)              $25,000                $1
       Class 6-A-2           $      25,405,000.00          Variable(7)              $25,000                $1
       Class 6-M-1           $      12,855,000.00          Variable(8)              $25,000                $1
       Class 6-M-2           $       6,430,000.00          Variable(9)              $25,000                $1
       Class 6-M-3           $       4,750,000.00         Variable(10)              $25,000                $1
       Class 6-M-4           $       1,396,000.00         Variable(11)              $25,000                $1
       Class C-B-1           $      18,727,000.00         Variable(12)              $25,000                $1
       Class C-B-2           $      16,051,000.00         Variable(12)              $25,000                $1
       Class C-B-3           $      10,166,000.00         Variable(12)              $25,000                $1
       Class C-B-4           $      11,236,000.00         Variable(12)              $25,000                $1
       Class C-B-5           $       2,675,000.00         Variable(12)              $25,000                $1
       Class C-B-6           $       1,605,000.00         Variable(12)              $25,000                $1
       Class C-B-7           $       4,815,000.00         Variable(12)              $25,000                $1
       Class C-B-8           $       6,955,000.00         Variable(12)              $25,000                $1
       Class C-B-9           $       4,279,544.55         Variable(12)              $25,000               $1*
        Class 6-X            $              76.18(13)     Variable(14)                (15)                N/A
         Class P                     (16)                      N/A                    (17)                N/A
         Class AR            $              50.00              N/A                    (18)                N/A
_______________
---------------------------------------------------------------------------------------------------------------------------------------
*    Except for one certificate of the Class C-B-9 Certificates which shall contain any stub piece of less than $1.
(1)      With respect to each Distribution  Date, the Pass-Through Rate for the Class 1-A-1,  Class 1-A-2 and Class 1-A-3  Certificates
     shall be a per annum rate equal to the Net WAC Rate for Loan Group 1 for that Distribution Date.
(2)      With respect to each  Distribution  Date, the Pass-Through  Rate for the Class 2-A-1 and Class 2-A-2  Certificates  shall be a per annum rate equal to the Net WAC Rate for Loan Group 2 for that Distribution Date.
(3)      With respect to each Distribution  Date, the Pass-Through Rate for the Class 3-A-1,  Class 3-A-2,  Class 3-A-3 and Class 3-A-4
     Certificates shall be a per annum rate equal to the Net WAC Rate for Loan Group 3 for that Distribution Date.
(4)      With respect to each  Distribution  Date, the Pass-Through  Rate for the Class 4-A-1 and Class 4-A-2  Certificates  shall be a per annum rate equal to the Net WAC Rate for Loan Group 4 for that Distribution Date.
(5)      With respect to each  Distribution  Date, the Pass-Through  Rate for the Class 5-A-1 and Class 5-A-2  Certificates  shall be a per annum rate equal to the Net WAC Rate for Loan Group 5 for that Distribution Date.
(6)      The  Formula  Rate for the March 2006  Distribution  Date for the  Class 6-A-1  Certificates  is 4.735% per annum.  After such
     Distribution Date, the Formula Rate for the Class 6-A-1  Certificates shall be a per annum rate equal to the sum of the applicable
     Certificate Index and the applicable  Certificate Margin for such Distribution Date; provided,  however,  that on any Distribution
     Date for which on the related Swap Payment Date there has occurred a Swap Suspension  Event,  the Formula Rate for the Class 6-A-1
     Certificates  shall be a per annum rate equal to the lesser of (a) the sum of the applicable  Certificate Index and the applicable
     Certificate  Margin for such  Distribution  Date and (b) the Net Funds Cap. The interest  rate for the REMIC III Regular  Interest evidenced by the Class 6-A-1  Certificates  shall be the lesser of (a) the Formula Rate for the Class 6-A-1  Certificates  and (b)
     the Net Funds Cap.
(7)      The Pass-Through Rate for the March 2006 Distribution  Date for the Class 6-A-2  Certificates is 4.895% per annum.  After such
     Distribution  Date,  the  Pass-Through  Rate for the  Class 6-A-2-1  Certificates  shall be a per annum rate equal to the least of
     (a) the sum of the applicable  Certificate Index and the applicable  Certificate  Margin for such Distribution  Date,  (b) the Net
     Funds Cap and (c) 11.00%.
(8)      The Pass-Through Rate for the March 2006 Distribution  Date for the Class 6-M-1  Certificates is 4.995% per annum.  After such
     Distribution Date, the Pass-Through Rate for the Class 6-M-1  Certificates shall be a per annum rate equal to the least of (a) the sum of the applicable  Certificate Index and the applicable  Certificate  Margin for such Distribution Date, (b) the Net Funds Cap and (c) 11.00%.
(9)      The Pass-Through Rate for the March 2006 Distribution  Date for the Class 6-M-2  Certificates is 5.175% per annum.  After such
     Distribution Date, the Pass-Through Rate for the Class 6-M-2  Certificates shall be a per annum rate equal to the least of (a) the sum of the applicable  Certificate Index and the applicable  Certificate  Margin for such Distribution Date, (b) the Net Funds Cap and (c) 11.00%.
(10)     The Pass-Through Rate for the March 2006 Distribution  Date for the Class 6-M-3  Certificates is 6.105% per annum.  After such
     Distribution Date, the Pass-Through Rate for the Class 6-M-3  Certificates shall be a per annum rate equal to the least of (a) the sum of the applicable  Certificate Index and the applicable  Certificate  Margin for such Distribution Date, (b) the Net Funds Cap and (c) 11.00%.
(11)     The Pass-Through Rate for the March 2006 Distribution  Date for the Class 6-M-4  Certificates is 6.855% per annum.  After such
     Distribution Date, the Pass-Through Rate for the Class 6-M-4  Certificates shall be a per annum rate equal to the least of (a) the sum of the applicable  Certificate Index and the applicable  Certificate  Margin for such Distribution Date, (b) the Net Funds Cap and (c) 11.00%.
(12)     With respect to each Distribution  Date, the Pass-Through  Rate for the Class C-B-1,  Class C-B-2,  Class C-B-3,  Class C-B-4,
     Class C-B-5,  Class C-B-6,  Class C-B-7, Class C-B-8 and Class C-B-9 Certificates shall be a per annum rate equal to the quotient, expressed as a percentage  of (a) the sum of (i) the  product of (x) the Net WAC Rate of Loan Group 1 for that  Distribution  Date and (y) the  Subordinate  Component Balance  for Loan Group 1  immediately  prior to such Distribution  Date,  (ii) the product of
     (x) the Net WAC Rate of Loan  Group 2  for that  Distribution  Date and (y) the  Subordinate  Component Balance  for Loan  Group 2
     immediately prior to such Distribution Date,  (iii) the product of (x) the Net WAC Rate of Loan Group 3 for that Distribution Date and (y) the  Subordinate  Component Balance  for Loan Group 3  immediately  prior to such Distribution  Date,  (iv) the product of
     (x) the Net WAC Rate of Loan  Group 4  for that  Distribution  Date and (y) the  Subordinate  Component Balance  for Loan  Group 4
     immediately  prior to such  Distribution  Date and (v) the  product of (x) the Net WAC Rate of Loan Group 5 for that  Distribution
     Date and (y) the  Subordinate  Component Balance  for Loan Group 5 immediately prior to such Distribution Date, divided by (b) the aggregate  of the  Subordinate  Component  Balances  for Loan Group 1, Loan Group 2, Loan Group 3, Loan  Group 4  and Loan Group 5
     immediately prior to such Distribution Date.
(13)     The Class 6-X  Certificates  will not accrue  interest on their Class Principal  Balance.  The Class 6-X  Certificates  accrue interest on the Class 6-X Notional Amount.
(14)     The  Class 6-X  Certificates  will be  comprised  of two  REMIC III  Regular  Interests,  a principal  only  regular  interest designated 6-X-PO and an interest only regular interest  designated  6-X-IO,  which will be entitled to distributions as set forth herein.  On each Distribution  Date, the Class 6-X  Certificates  shall be entitled to the Class 6-X  Distributable  Amount.  With respect to any Distribution  Date,  interest accrued on the Class 6-X  Certificates  during the related Accrual Period shall equal interest at the related  Pass-Through Rate on the Class 6-X  Notional Amount  immediately prior to such Distribution Date, in each case  reduced by any  interest  shortfalls  with respect to the  Mortgage  Loans in the related  Loan  Group including  Prepayment
     Interest  Shortfalls  to the extent not  covered by  Compensating  Interest  Payments.  The  Pass-Through  Rate for the  Class 6-X
     Certificates or REMIC III  Regular Interest 6-X-IO for any Distribution  Date shall equal a per annum rate equal to the percentage equivalent of a fraction,  the numerator of which is the product of (a) 30 and (b) the sum of the amounts  calculated  pursuant to clauses (i) through  (iii) below,  and the  denominator  of which is the product of (a) the  actual  number of days in the related
     Accrual Period and (b) the  aggregate  Uncertificated  Principal  Balance of REMIC II Regular Interests LT1, LT2, LT3 and LT4. For
     purposes of calculating the Pass-Through Rate for the Class 6-X  Certificates,  the numerator is equal to the sum of the following components:
         (i)  the  Uncertificated  Pass-Through  Rate for REMIC II Regular  Interests LT1 minus the Marker Rate,  applied to a notional amount equal to the aggregate Uncertificated Principal Balance of REMIC II Regular Interest LT1;
         (ii) the  Uncertificated  Pass-Through  Rate for REMIC II  Regular  Interest LT2 minus the Marker Rate,  applied to a notional amount equal to the Uncertificated Principal Balance of REMIC II Regular Interest LT2; and
         (iii)    the  Uncertificated  Pass-Through  Rate for REMIC II Regular  Interest LT4 minus twice the Marker Rate,  applied to a notional amount equal to the Uncertificated Principal Balance of REMIC II Regular Interest LT4.
     Accrued  interest on the Class 6-X  Certificates  shall accrue on the basis of a 360-day year and the actual number of days in the related  Accrual  Period.  Payments from the Interest  Remittance  Amount or Principal  Remittance  Amount to any Class of Group 6
     Certificates in respect of Basis Risk Shortfalls or to the Supplemental  Interest Trust for payment to the Swap Counterparty shall be deemed to have first been  distributed  from  REMIC III to the holders of the  Class 6-X  Certificates  in respect of REMIC III
     Regular  Interest 6-X-IO and then paid by such holders to such Class of Group 6 Certificates or the  Supplemental  Interest Trust,
     as applicable.  Any amounts  distributed to the holders of the Class 6-A-1 Certificates by the Trust Administrator from amounts it receives  from the  Supplemental  Interest  Account shall be deemed to have first been paid outside of any REMIC to the holders of the Class 6-X  Certificates  in respect of their rights with respect to the  Supplemental  Interest Trust and then paid outside of any REMIC by such holders to holders of the Class 6-A-1 Certificates.
(15)     The Class 6-X  Certificates  will be issued in  certificated,  fully-registered  form in minimum  denominations  of 20% of the
     Percentage Interest therein and increments of 10% in excess thereof.
(16)     The Class P  Certificates  will not have a Class Principal  Balance.  The Class P Certificates  shall have an initial notional balance of  $1,349,525,720.73  and will be entitled to distributions of Assigned  Prepayment Premiums only. Such entitlement shall not be an interest in any REMIC created hereunder.
(17)     The  Class P  Certificates  will be issued in  certificated,  fully-registered  form in  minimum  denominations  of 20% of the
     Percentage Interest therein and increments of 10% in excess thereof.
(18)     The Class AR Certificates will be issued in minimum Percentage Interests of 20%.

                  For the avoidance of doubt, the Trust  Administrator shall account for any interest amount due to a Certificateholder in excess of the interest rate on the REMIC Regular  Interest issued by REMIC III  evidenced by such Certificate as part of the payment made to the Class 6-X  Certificates,  to the extent it is entitled to funds from the REMIC, and then paid outside of the REMIC pursuant to a separate contractual right to such Certificateholder.

                  The  foregoing  REMIC  structure  is intended  to cause all of the cash from the  Mortgage  Loans to flow  through to
REMIC III as cash flow on a REMIC Regular Interest,  without creating any  shortfall--actual or potential (other than for credit losses)
to any REMIC  Regular  Interest.  To the extent that the structure is believed to diverge from such  intention the Trust  Administrator shall  resolve  ambiguities  to  accomplish  such  result  and  shall to the  extent  necessary  rectify  any  drafting  errors or seek clarification to the structure without Certificateholder approval (but with guidance of counsel) to accomplish such intention.

                  Set forth below are designations of Classes of Certificates to the categories used herein:

Book-Entry Certificates.............    All Classes of Certificates other than the Physical Certificates.
Class A Certificates................    The Group 1, Group 2, Group 3, Group 4 and Group 5 Certificates and the
                                        Group 6 Senior Certificates.
Class C-B Certificates..............    The Class C-B-1, Class C-B-2, Class C-B-3, Class C-B-4, Class C-B-5,
                                        Class C-B-6, Class C-B-7, Class C-B-8 and Class C-B-9 Certificates.
Class M Certificates................    The Class 6-M-1, Class 6-M-2, Class 6-M-3 and Class 6-M-4 Certificates.
ERISA-Restricted Certificates.......    Residual Certificates and Private Certificates; and any Certificates that do not satisfy the applicable ratings requirement under the Underwriter's
                                        Exemption.
Group 1 Certificates................    The Class 1-A-1, Class 1-A-2, Class 1-A-3 and Residual Certificates.
Group 2 Certificates................    The Class 2-A-1 and Class 2-A-2 Certificates.
Group 3 Certificates................    The Class 3-A-1, Class 3-A-2, Class 3-A-3 and Class 3-A-4 Certificates.
Group 4 Certificates................    The Class 4-A-1 and Class 4-A-2 Certificates.
Group 5 Certificates................    The Class 5-A-1 and Class 5-A-2 Certificates.
Group 6 Certificates................    The Group 6 Senior Certificates, Class 6-X Certificates and Class M
                                        Certificates.
Group 6 Senior Certificates.........    The Class 6-A-1 and Class 6-A-2 Certificates.
LIBOR Certificates..................    The Group 6 Senior Certificates and Class M Certificates.
Notional Amount Certificates........    The Class 6-X Certificates.
Offered Certificates................    All Classes of Certificates other than the Private Certificates.
Private Certificates................    The Class C-B-7 Class C-B-8, Class C-B-9, Class 6-X and Class P
                                        Certificates.
Physical Certificates...............    The Residual Certificates and the Private Certificates.
Rating Agencies.....................    Moody's and S&P.
Regular Certificates................    All Classes of Certificates other than the Residual Certificates.
Residual Certificates...............    The Class AR and Class AR-L Certificates.
Senior Certificates.................    The Class A Certificates.
Subordinate Certificates............    The Class M, Class C-B and Class 6-X Certificates.

                  All  covenants   and   agreements   made  by  the  Depositor   herein  are  for  the  benefit  and  security  of  the
Certificateholders.  The  Depositor  is entering  into this  Agreement,  and the Trustee is  accepting  the trusts  created  hereby and thereby, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged.

                  The parties  hereto  intend to effect an absolute sale and  assignment  of the Mortgage  Loans to the Trustee for the benefit of  Certificateholders  under this Agreement.  However, the Depositor and the Seller will hereunder absolutely assign and, as a precautionary  matter grant a security  interest,  in and to its rights, if any, in the related Mortgage Loans to the Trustee on behalf of Certificateholders to ensure that the interest of the Certificateholders hereunder in the Mortgage Loans is fully protected.

                                                     W I T N E S S E T H T H A T:

                  In consideration of the mutual agreements  herein  contained,  the Depositor,  the Seller,  the Master Servicer,  the
Servicers, the Special Servicer, the Trustee and the Trust Administrator agree as follows:

ARTICLE I
                                                              DEFINITIONS

                  Whenever used in this Agreement,  the following words and phrases, unless the context otherwise requires,  shall have the following meanings:

                  1933 Act:  The Securities Act of 1933, as amended.

                  Accepted  Servicing  Practices:  With respect to any Mortgage  Loan,  those mortgage  servicing  practices of prudent mortgage  lending  institutions  which service  mortgage  loans of the same type as such Mortgage  Loan in the  jurisdiction  where the related Mortgaged Property is located.

                  Accountant's Attestation:  The attestation required from an Accountant pursuant to Section 13.08.

                  Accrual  Period:  For any  interest  bearing  Class of  Certificates,  other  than the  LIBOR  Certificates,  and any
Distribution  Date, the calendar month immediately  preceding such Distribution  Date and with respect to the LIBOR  Certificates,  the period  beginning on the  immediately  preceding  Distribution  Date (or the Closing Date, in the case of the first Accrual Period) and ending on the day immediately preceding such Distribution Date.

                  Additional Disclosure Notification:  As defined in Section 13.02.

                  Additional Form 10-D Disclosure:  As defined in Section 13.02.

                  Additional Form 10-K Disclosure:  As defined in Section 13.03.

                  Additional  Servicer:  Each affiliate of each Servicer that Services any of the Mortgage Loans and each Person who is not an affiliate of any Servicer,  who Servicers 10% or more of the Mortgage Loans (measure by aggregate  Stated  Principal  Balance of the Mortgage Loans,  annually at the  commencement of the calendar year prior to the year in which an Item 1123 Certificate is required to the delivered). For clarification purposes, the Master Servicer and the Trust Administrator are Additional Servicers.

                  Advance:  With respect to any  Non-Designated  Mortgage Loan and any  Distribution  Date, any payment  required to be made by a Servicer or the Master Servicer, as applicable, with respect to such Distribution Date pursuant to Section 5.01.

                  With respect to any Countrywide  Serviced Mortgage Loan and any Distribution Date, the payment required to be made by
(i)  Countrywide  with respect to the Remittance Date (as defined in the Countrywide  Underlying  Servicing  Agreement) in the month of such Distribution Date pursuant to Subsection 11.19 of Exhibit 9 of the Countrywide  Underlying  Servicing Agreement or (ii) the Master
Servicer with respect to such Distribution Date pursuant to Section 3.20(b) of this Agreement.

                  Adverse REMIC Event:  As defined in Section 2.07(f).

                  Adjustment  Date:  With respect to each  Mortgage  Loan,  each  adjustment  date on which the  Mortgage  Rate thereon changes  pursuant to the related  Mortgage Note. The first  Adjustment Date following the Cut-off Date as to each such Mortgage Loan is set forth in the Mortgage Loan Schedule.

                  Aggregate Groups 1-5 Collateral Balance:  With respect to any date of determination,  will be equal to the sum of the
Aggregate  Loan Group  Balances  for Loan  Group 1,  Loan  Group 2,  Loan  Group 3,  Loan  Group 4  and Loan Group 5 as of such date of determination.

                  Aggregate Loan  Group Balance:  With respect to any Loan Group and as of any date of determination,  will be equal to the  aggregate  Stated  Principal  Balance of the  Mortgage  Loans in such Loan  Group as of the first day of the month of such date of determination.

                  Agreement:  This Pooling and Servicing Agreement and all amendments or supplements hereto.

                  Ancillary Income:  All income derived from the  Non-Designated  Mortgage Loans,  other than Servicing Fees and Master
Servicing  Fees,  including  but not limited to, late  charges,  fees  received  with respect to checks or bank drafts  returned by the related bank for  non-sufficient  funds,  assumption fees,  optional  insurance  administrative  fees and all other incidental fees and charges.  Ancillary Income does not include any Assigned Prepayment Premiums.

                  Applied Loss Amount:  With respect to any  Distribution  Date, with respect to the Group 6 Certificates,  the excess, if any,  of  (i) the  aggregate  Class  Principal  Balances  of the  Group 6  Certificates  (other  than the  related  Notional  Amount
Certificates),  after giving  effect to all Realized  Losses with respect to the Mortgage  Loans in Loan Group 6 during the  Collection
Period for such Distribution  Date and payments of principal on such  Distribution Date over (ii) the  Aggregate Loan Group Balance for
Loan Group 6 for such Distribution Date.

                  Appraised  Value:  The appraised value of the Mortgaged  Property based upon the appraisal made for the originator at the  time of the  origination  of the  related  Mortgage  Loan  or the  sales  price  of the  Mortgaged  Property  at the  time of such origination,  whichever is less,  or (i) with  respect to any Mortgage  Loan that  represents a  refinancing  other than a  Streamlined
Mortgage  Loan,  the lower of the appraised  value at  origination  or the appraised  value of the  Mortgaged  Property  based upon the appraisal made at the time of such  refinancing  and (ii) with  respect to any  Streamlined  Mortgage Loan, the appraised  value of the
Mortgaged Property based upon the appraisal made in connection with the origination of the mortgage loan being refinanced.

                  Assigned Prepayment  Premium:  Any Prepayment Premium on a Wells Fargo Serviced Mortgage Loan, any Prepayment Premium
on a SPS Serviced Mortgage Loan and any other Prepayment Premium on deposit in the Certificate Account.

                  Assignment and Assumption  Agreement:  That certain assignment and assumption agreement dated as of February 1, 2006, by and between DLJ Mortgage Capital, Inc., as assignor, and the Depositor, as assignee, relating to the Mortgage Loans.

                  Assignment of  Proprietary  Lease:  With respect to a  Cooperative  Loan,  the  assignment or mortgage of the related
Proprietary Lease from the Mortgagor to the originator of the Cooperative Loan.

                  Available Distribution Amount: With respect to any Distribution Date and each of Group 1,  Group 2,  Group 3, Group 4 and Group 5 the sum of:

(i)......all amounts in respect of  Scheduled  Payments  (net of the  related  Expense  Fees) due on the related Due Date and  received prior to the related Determination Date on the related Mortgage Loans, together with any Advances in respect thereof;

(ii)     all Insurance  Proceeds (to the extent not applied to the  restoration of the Mortgaged  Property or released to the Mortgagor in accordance with the applicable  Servicer's  Accepted  Servicing  Standards),  all Liquidation  Proceeds received during the calendar month preceding the month of that  Distribution  Date on the related Mortgage Loans, in each case net of unreimbursed
         Liquidation Expenses incurred with respect to such Mortgage Loans;

(iii)    all Principal  Prepayments  received during the related Prepayment Period on the related Mortgage Loans,  excluding Prepayment
         Premiums;

(iv)     amounts received with respect to such  Distribution  Date as the Substitution  Adjustment  Amount or Purchase Price in respect of a Mortgage Loan in the related Loan  Group repurchased  by the Seller,  purchased by a Holder of a Subordinate  Certificate pursuant to Section 3.11(f) or purchased by the Special Servicer pursuant to Section 3.11(g) as of such Distribution Date;

(v)      any amounts  payable as  Compensating  Interest  Payments by a Servicer  with  respect to the related  Mortgage  Loans on such
         Distribution Date;

(vi)     all Recoveries, if any; and

(vii)    the portion of the Mortgage Loan Purchase  Price related to such Loan  Group paid in connection  with an Optional  Termination up to the amount of the Par Value for such Loan Group;

in the case of  clauses (i) through  (iv) above  reduced by amounts in reimbursement for Advances  previously made and other amounts as to which the  Trustee,  the Trust  Administrator,  a  Servicer  or the  Master  Servicer  is  entitled  to be  reimbursed  pursuant  to
Section 3.08 in respect of the related Mortgage Loans or otherwise.

                  Back-Up  Servicer:  Wells Fargo Bank,  National  Association,  acting in its capacity as back-up servicer for the SPS
Serviced Loans hereunder, or its successors in interest, as applicable.

                  Bankruptcy Code:  The United States Bankruptcy Code, as amended from time to time (11 U.S.C. ss.ss. 101 et seq.).

                  Bankruptcy  Coverage  Termination  Date:  The point in time at which the  Bankruptcy  Loss  Coverage  Amount has been reduced to zero.

                  Bankruptcy  Loss: With respect to any Loan Group,  Realized Losses on the Mortgage Loans in that Loan  Group incurred as a result of a Deficient Valuation or Debt Service Reduction.

                  Bankruptcy Loss Coverage Amount:  As of any  Determination  Date, the Bankruptcy Loss Coverage Amount shall equal the
Initial  Bankruptcy  Loss  Coverage  Amount as reduced by (i) the  aggregate  amount of  Bankruptcy  Losses  allocated to the Class C-B
Certificates  since the Cut-off Date and (ii) any  permissible  reductions in the  Bankruptcy  Loss  Coverage  Amount as evidenced by a letter of each Rating Agency to the Trust  Administrator  to the effect that any such reduction  will not result in a  downgrading,  or otherwise adversely affect, of the then current ratings assigned to such Classes of Certificates rated by it.

                  Basis Risk  Shortfall:  For any  Class of  LIBOR  Certificates  (other  than the  Class 6-A-1  Certificates)  and any
Distribution  Date, the sum of (i) the  excess,  if any, of (a) the related  Current  Interest  calculated on the basis of the least of
(x) the applicable  Certificate Index plus the applicable Certificate Margin, (y) the Maximum Interest Rate and (z) 11.00% over (b) the related Current Interest for the applicable  Distribution  Date,  (ii) any amount described in clause  (i) remaining  unpaid from prior
Distribution  Dates,  and  (iii) interest  on the amount in clause (ii) for the related  Accrual Period  calculated at a per annum rate equal to the least of  (x) the  applicable  Certificate  Index plus the  applicable  Certificate  Margin,  (y) the  applicable  Maximum
Interest Rate and (z) 11.00%.  For the Class 6-A-1  Certificates  and any  Distribution  Date on which on the related Swap Payment Date there has occurred a Swap Suspension  Event, the sum of (i) the excess,  if any, of (a) the related Current Interest  calculated on the basis of the lesser of (x) the  applicable  Certificate Index plus the applicable  Certificate Margin and (y) the Maximum Interest Rate
over (b) the related Current Interest for the applicable  Distribution Date,  (ii) any amount described in clause (i)  remaining unpaid from prior  Distribution  Dates,  and  (iii) interest  on the amount in clause (ii) for the related Accrual Period  calculated at a per annum rate equal to the least of (x) the  applicable  Certificate Index plus the applicable  Certificate  Margin and (y) the applicable
Maximum Interest Rate.

                  Beneficial  Holder:  A Person holding a beneficial  interest in any Certificate  through a Participant or an Indirect
Participant or a Person holding a beneficial interest in any Definitive Certificate.

                  Book-Entry Certificates: As set forth in the Preliminary Statement.

                  Book-Entry Form: Any Certificate held through the facilities of the Depository.

                  Business Day: Any day other than (i) a Saturday or a Sunday or (ii) a day on which banking  institutions  in New York or the state in which the  office of the  Master  Servicer  or any  Servicer  or the  Corporate  Trust  Office of the  Trustee or Trust
Administrator are located are authorized or obligated by law or executive order to be closed.

                  Carryforward  Interest:  For any Class of LIBOR Certificates and any Distribution Date, the sum of (1) the amount, if any, by which (x) the sum of (A) Current  Interest for such Class for the immediately  preceding  Distribution  Date and (B) any unpaid
Carryforward  Interest for such  Class from  previous  Distribution  Dates exceeds  (y) the  amount paid in respect of interest on such
Class on such  immediately  preceding  Distribution  Date,  and (2)  interest  on such  amount for the  related  Accrual  Period at the applicable Pass-Through Rate.

                  Cash  Remittance  Date:  With respect to any  Distribution  Date and (A) SPS, the  7th calendar  day  preceding  such
Distribution  Date, or if such 7th calendar day is not a Business  Day, the Business Day  immediately  preceding  such 7th calendar day and (B) Wells Fargo and the Designated  Servicers,  the  18th calendar  day of the month in which the Distribution  Date occurs,  or if such 18th calendar day is not a Business Day, the Business Day immediately following such 18th calendar day.

                  Certificate:  Any Certificates  executed and  authenticated  by the Trust  Administrator on behalf of the Trustee for the benefit of the Certificateholders in substantially the form or forms attached as Exhibits A through G hereto.

                  Certificate  Account:  The separate  Eligible  Account  created and maintained with the Trust  Administrator,  or any other bank or trust company  acceptable to the Rating Agencies which is  incorporated  under the laws of the United States or any state thereof pursuant to Section 3.05,  which account shall bear a designation  clearly indicating that the funds deposited therein are held in trust for the  benefit  of the Trust  Administrator,  as agent for the  Trustee,  on behalf of the  Certificateholders  or any other account serving a similar  function  acceptable to the Rating  Agencies.  Funds in the  Certificate  Account may (i) be held uninvested without  liability for interest or compensation  thereon or (ii) be  invested at the direction of the Trust  Administrator  in Eligible
Investments and reinvestment  earnings  thereon (net of investment  losses) shall be paid to the Trust  Administrator.  Funds deposited in the Certificate  Account  (exclusive of the amounts permitted to be withdrawn  pursuant to  Section 3.08(b))  shall be held in trust for the Certificateholders.

                  Certificate  Balance:  With respect to any  Certificate  at any date, the maximum dollar amount of principal to which the Holder thereof is then entitled  hereunder,  such amount being equal to the  Denomination  thereof  (i) minus all  distributions of principal and  allocations of Realized  Losses,  including  Excess Losses or Applied Loss Amounts,  as applicable,  previously  made or allocated with respect thereto and, in the case of the Class 6-A-2 Certificates and any Subordinate  Certificates,  reduced by any such amounts  allocated to such Class on prior  Distribution  Dates pursuant to Section 4.02 and (ii) plus the amount of any increase to the
Certificate Balance of such Certificate pursuant to Section 4.03.

                  With respect to each Class 6-X Certificate, on any date of determination,  an amount equal to the Percentage Interest evidenced by such  Certificate  multiplied by an amount equal to (i) the  excess,  if any, of (A) the Aggregate  Loan Group Balance for
Loan Group 6 as of such date of determination,  over (B) the then aggregate Class Principal Balance of the Group 6 Senior  Certificates
and Class M  Certificates  then  outstanding,  which  represents  the sum of (i) the  initial  principal  balance of REMIC III  Regular
Interest  6-X-PO,  as reduced by Realized  Losses  allocated  thereto and payments  deemed made thereon,  and  (ii) accrued  and unpaid interest on REMIC III Regular Interest 6-X-IO, as reduced by Realized Losses allocated thereto.

                  Certificate Group: Any of Certificate  Group 1,  Certificate  Group 2,  Certificate  Group 3,  Certificate Group 5 or
Certificate Group 6, as applicable.

                  Certificate  Group 1:  Any of the  Certificates  with a  Class designation  beginning  with "1" and  relating to Loan
Group 1.

                  Certificate  Group 2:  Any of the  Certificates  with a  Class designation  beginning  with "2" and  relating to Loan
Group 2.
                  Certificate  Group 3:  Any of the  Certificates  with a  Class designation  beginning  with "3" and  relating to Loan
Group 3.

                  Certificate  Group 4:  Any of the  Certificates  with a  Class designation  beginning  with "4" and  relating to Loan
Group 4.

                  Certificate Group 5: Any of the Certificates with a  Class designation  beginning with "5" and relating to Loan Group
5.

                  Certificate Group 6: Any of the Certificates with a  Class designation  beginning with "6" and relating to Loan Group
6.

                  Certificateholder or Holder:  The Person in whose name a Certificate is registered in the Certificate Register.

                  Certificate Index: With respect to each Distribution Date and the LIBOR  Certificates,  the rate for one month United
States  dollar  deposits  quoted on Telerate  Page 3750 as of 11:00 A.M.,  London  time,  on the related  Interest  Determination  Date relating to each Class of  LIBOR  Certificates.  If such rate does not appear on such page (or such other page as may replace that page on that service,  or if such service is no longer  offered,  such other service for displaying  one month LIBOR or comparable  rates as may be reasonably  selected by the Trust  Administrator  after  consultation  with DLJMC),  the rate will be the related Reference Bank
Rate. If no such  quotations can be obtained and no related  Reference Bank Rate is available,  the  Certificate  Index with respect to the LIBOR Certificates will be the Certificate Index applicable to such Certificates on the preceding Distribution Date.

                  On the Interest  Determination  Date immediately  preceding each  Distribution  Date, the Trust  Administrator  shall determine each Certificate  Index for the Accrual Period  commencing on such  Distribution Date and inform the Master Servicer and each
Servicer of such rate.

                  Certificate Margin:  As to each Class of LIBOR Certificates, the applicable amount set forth below:

                                                              Certificate Margin
                        Class                         (1)                           (2)
                       6-A-1                         0.13%                         0.26%
                       6-A-2                         0.29%                         0.58%
                       6-M-1                         0.39%                         0.89%
                       6-M-2                         0.57%                         1.07%
                       6-M-3                         1.50%                         2.00%
                       6-M-4                         2.25%                         2.75%

            ___________

            (1)  On and prior to the first  Distribution  Date on which the  Optional  Termination  for Loan Group 6 may occur.
            (2)  After the first Distribution Date on which the Optional Termination for Loan Group 6 may occur.

                  Certificate Register:  The register maintained pursuant to Section 6.02(a) hereof.

                  Class:  All Certificates bearing the same class designation as set forth in the Preliminary Statement.

                  Class 6-M-1  Principal  Payment  Amount:  For any  Distribution  Date on or after the Stepdown  Date and as long as a
Trigger  Event has not occurred with respect to such  Distribution  Date,  will be the amount,  if any, by which (x) the sum of (i) the aggregate Class Principal  Balance of the Group 6 Senior  Certificates,  after giving effect to payments on such  Distribution Date and
(ii) the Class Principal  Balance of the Class 6-M-1  Certificates  immediately  prior to such Distribution Date exceeds (y) the lesser of (A) the product of (i) 89.70%  and (ii) the  Aggregate  Loan Group Balance for Loan Group 6 for such  Distribution  Date and (B) the amount, if any, by which (i) the  Aggregate Loan Group Balance for Loan Group 6 for such  Distribution  Date exceeds  (ii) 0.50% of the
Aggregate Loan Group Balance for Loan Group 6 as of the Initial Cut-off Date.

                  Class 6-M-2  Principal  Payment  Amount:  For any  Distribution  Date on or after the Stepdown  Date and as long as a
Trigger  Event has not occurred with respect to such  Distribution  Date,  will be the amount,  if any, by which (x) the sum of (i) the aggregate Class Principal Balance of the Group 6 Senior  Certificates and Class 6-M-1  Certificates,  in each case, after giving effect to payments on such Distribution Date and (ii) the Class Principal  Balance of the Class 6-M-2  Certificates  immediately prior to such
Distribution  Date exceeds  (y) the lesser of (A) the product of (i) 94.30% and (ii) the  Aggregate Loan Group Balance for Loan Group 6
for such  Distribution  Date and (B) the  amount,  if any,  by which  (i) the  Aggregate  Loan Group  Balance for Loan Group 6 for such
Distribution Date exceeds (ii) 0.50% of the Aggregate Loan Group Balance for Loan Group 6 as of the Initial Cut-off Date.

                  Class 6-M-3  Principal  Payment  Amount:  For any  Distribution  Date on or after the Stepdown  Date and as long as a
Trigger  Event has not occurred with respect to such  Distribution  Date,  will be the amount,  if any, by which (x) the sum of (i) the aggregate Class Principal Balance of the Group 6 Senior  Certificates,  Class 6-M-1 and Class 6-M-2  Certificates,  in each case, after giving effect to payments on such Distribution Date and (ii) the Class Principal  Balance of the Class 6-M-3  Certificates  immediately prior to such Distribution  Date exceeds (y) the lesser of (A) the product of (i) 97.70% and (ii) the  Aggregate Loan Group Balance for
Loan Group 6 for such  Distribution  Date and (B) the amount,  if any, by which (i) the  Aggregate  Loan Group Balance for Loan Group 6
for such Distribution Date exceeds (ii) 0.50% of the Aggregate Loan Group Balance for Loan Group 6 as of the Initial Cut-off Date.

                  Class 6-M-4  Principal  Payment  Amount:  For any  Distribution  Date on or after the Stepdown  Date and as long as a
Trigger  Event has not occurred with respect to such  Distribution  Date,  will be the amount,  if any, by which (x) the sum of (i) the aggregate Class Principal Balance of the Group 6 Senior Certificates,  Class 6-M-1,  Class 6-M-2 and Class 6-M-3 Certificates,  in each case, after giving effect to payments on such Distribution  Date and (ii) the Class Principal  Balance of the Class 6-M-4  Certificates
immediately prior to such  Distribution Date exceeds (y) the lesser of (A) the product of (i) 98.70% and (ii) the  Aggregate Loan Group
Balance for Loan Group 6 for such  Distribution  Date and (B) the amount,  if any, by which  (i) the  Aggregate  Loan Group Balance for
Loan Group 6 for such  Distribution  Date exceeds  (ii) 0.50%  of the  Aggregate  Loan Group Balance for Loan Group 6 as of the Initial
Cut-off Date.

                  Class 6-X Distributable Amount: With respect to any Distribution Date and the Class 6-X  Certificates,  to the extent
of  any  Monthly  Excess   Cashflow   remaining  on  such   Distribution   Date  after  the   distribution   of  amounts   pursuant  to
Section 4.01(II)(d)(i)-(xi),  the sum of  (a) the  amount of  interest  accrued  during the  related  Accrual  Period on the  Class 6-X
Certificates  (as  described  in the  Preliminary  Statement)  and  (b) the  Overcollateralization  Release  Amount,  if any,  for such
Distribution Date.

                  Class 6-X  Notional Amount:  With respect to the Class 6-X  Certificates or REMIC III Regular Interest 6-X-IO and any
Distribution  Date, the aggregate of the  Uncertificated  Principal  Balances of the REMIC II  Regular  Interests LT1, LT2, LT3 and LT4
immediately  prior to such  Distribution  Date,  (which for clarification is equal to the Aggregate Loan Group Balance for Loan Group 6 as of the first day of the related  Collection Period  (excluding any such Mortgage Loans that were subject to a Payoff,  the principal of which was distributed on the Distribution Date preceding the current Distribution Date)).

                  Class A Certificates:  As set forth in the Preliminary Statement.

                  Class C-B Certificates:  As set forth in the Preliminary Statement.

                  Class C-B Credit Support  Depletion Date: The first  Distribution Date on which the aggregate Class Principal Balance of the Class C-B Certificates has been or will be reduced to zero.

                  Class C-B  Percentage:  With respect to any Distribution Date, the aggregate Class Principal Balance of the Class C-B
Certificates  immediately prior to such Distribution Date divided by the Aggregate  Groups 1-5  Collateral  Balance as of the first day of the related  Collection  Period  (excluding  any such  Mortgage  Loans that were  subject to a Payoff,  the  principal  of which was distributed on the Distribution Date preceding the current Distribution Date).

                  Class Interest  Shortfall:  With respect to any Distribution Date and Class of Group 1,  Group 2,  Group 3,  Group 4,
Group 5 and Class C-B  Certificates,  the amount by which the amount described in clause (i) of the definition of Interest Distribution
Amount for such Class, exceeds the amount of interest actually distributed on such Class on such Distribution Date.

                  Class M Certificates:  The Class 6-M-1, Class 6-M-2, Class 6-M-3 and Class 6-M-4 Certificates.

                  Class Notional Amount:  The Class 6-X Notional Amount.

                  Class  Principal  Balance:  With  respect to any  Class and  as to any date of  determination,  the  aggregate of the
Certificate Balances of all Certificates of such Class as of such date.

                  Class Unpaid  Interest  Amounts:  With  respect to any  Distribution  Date and  Class of  interest  bearing  Group 1,
Group 2,  Group 3, Group 4, Group 5 and Class C-B Certificates,  the amount by which the aggregate  Class Interest  Shortfalls for such
Class on prior  Distribution  Dates exceeds the amount distributed on such Class on prior Distribution Dates pursuant to clause (ii) of the definition of Interest Distribution Amount.

                  Class Y Principal  Reduction Amounts:  For any Distribution  Date, the amounts by which the Uncertificated  Principal
Balances of the Class Y  Regular  Interests  will be reduced on such  Distribution  Date by the  allocation of Realized  Losses and the distribution of principal, determined as described in Appendix A.

                  Class Y Regular Interests:  The Class Y-1, Class Y-2, Class Y-3, Class Y-4 and Class Y-5 Regular Interests.

                  Class Y-1  Principal  Distribution  Amount: For any Distribution Date, the excess, if any, of the Class Y-1 Principal
Reduction Amount for such  Distribution  Date over the principal portion of Realized Losses allocated to the Class Y-1 Regular Interest on such Distribution Date.

                  Class Y-1  Principal  Reduction Amount: The Class Y Principal  Reduction Amount for the Class Y-1 Regular Interest as
determined pursuant to the provisions of the Appendix A.

                  Class Y-1 Regular Interest:  The uncertificated  undivided beneficial interest in REMIC I which constitutes a REMIC I
Regular Interest and is entitled to distributions as set forth herein.

                  Class Y-2  Principal  Distribution  Amount: For any Distribution Date, the excess, if any, of the Class Y-2 Principal
Reduction Amount for such  Distribution  Date over the principal portion of Realized Losses allocated to the Class Y-2 Regular Interest on such Distribution Date.

                  Class Y-2  Principal  Reduction Amount: The Class Y Principal  Reduction Amount for the Class Y-2 Regular Interest as
determined pursuant to the provisions of the Appendix A.

                  Class Y-2 Regular Interest:  The uncertificated  undivided beneficial interest in REMIC I which constitutes a REMIC I
Regular Interest and is entitled to distributions as set forth herein.

                  Class Y-3  Principal  Distribution  Amount: For any Distribution Date, the excess, if any, of the Class Y-3 Principal
Reduction Amount for such  Distribution  Date over the principal portion of Realized Losses allocated to the Class Y-3 Regular Interest on such Distribution Date.

                  Class Y-3  Principal  Reduction Amount: The Class Y Principal  Reduction Amount for the Class Y-3 Regular Interest as
determined pursuant to the provisions of the Appendix A.

                  Class Y-3 Regular Interest:  The uncertificated  undivided beneficial interest in REMIC I which constitutes a REMIC I
Regular Interest and is entitled to distributions as set forth herein.

                  Class Y-4  Principal  Distribution  Amount: For any Distribution Date, the excess, if any, of the Class Y-4 Principal
Reduction Amount for such  Distribution  Date over the principal portion of Realized Losses allocated to the Class Y-4 Regular Interest on such Distribution Date.

                  Class Y-4  Principal  Reduction Amount: The Class Y Principal  Reduction Amount for the Class Y-4 Regular Interest as
determined pursuant to the provisions of the Appendix A.

                  Class Y-4 Regular Interest:  The uncertificated  undivided beneficial interest in REMIC I which constitutes a REMIC I
Regular Interest and is entitled to distributions as set forth herein.

                  Class Y-5  Principal  Distribution  Amount: For any Distribution Date, the excess, if any, of the Class Y-5 Principal
Reduction Amount for such  Distribution  Date over the principal portion of Realized Losses allocated to the Class Y-5 Regular Interest on such Distribution Date.

                  Class Y-5  Principal  Reduction Amount: The Class Y Principal  Reduction Amount for the Class Y-5 Regular Interest as
determined pursuant to the provisions of the Appendix A.

                  Class Y-5 Regular Interest:  The uncertificated  undivided beneficial interest in REMIC I which constitutes a REMIC I
Regular Interest and is entitled to distributions as set forth herein.

                  Class Z Principal  Reduction Amounts:  For any Distribution  Date, the amounts by which the Uncertificated  Principal
Balances of the Class Z  Regular  Interests  will be reduced on such  Distribution  Date by the  allocation of Realized  Losses and the distribution  of  principal,  which  shall be in each  case the  excess  of (A) the sum of  (x) the  excess  of the  REMIC I  Available
Distribution  Amount for the related  Group (i.e.  the "related  Group" for the Class Z-1  Regular  Interest is the Group 1 Loans,  the
"related Group" for the Class Z-2  Regular Interest is the Group 2 Loans, the "related Group" for the Class Z-3 Regular Interest is the
Group 3 Loans,  the "related Group" for the Class Z-4  Regular Interest is the Group 4 Loans, and the "related Group" for the Class Z-5
Regular  Interest is the Group 5 Loans)  exclusive of any Recoveries  included  therein over the amounts thereof  distributable  (i) in respect of interest on such Class Z  Regular  Interest  and the related  Class Y  Regular  Interest and (ii) in the case of the Group 1
Loans, to the Class AR-L  Certificates  in respect of Component I thereof and (y) the amount of Realized Losses  allocable to principal for the related Group over (B) the Class Y Principal Reduction Amount for the related Group.

                  Class Z Regular Interests: The Class Z-1, Class Z-2, Class Z-3, Class Z-4 and Class Z-5 Regular Interests.

                  Class Z-1  Principal  Distribution  Amount: For any Distribution Date, the excess, if any, of the Class Z-1 Principal
Reduction Amount for such  Distribution  Date over the principal portion of Realized Losses allocated to the Class Z-1 Regular Interest on such Distribution Date.

                  Class Z-1  Principal  Reduction Amount: The Class Z Principal  Reduction Amount for the Class Z-1 Regular Interest as
determined pursuant to the provisions of the Appendix A.

                  Class Z-1 Regular Interest:  The uncertificated  undivided beneficial interest in REMIC I which constitutes a REMIC I
Regular Interest and is entitled to distributions as set forth herein.

                  Class Z-2  Principal  Distribution  Amount: For any Distribution Date, the excess, if any, of the Class Z-2 Principal
Reduction Amount for such  Distribution  Date over the principal portion of Realized Losses allocated to the Class Z-2 Regular Interest on such Distribution Date.

                  Class Z-2  Principal  Reduction Amount: The Class Z Principal  Reduction Amount for the Class Z-2 Regular Interest as
determined pursuant to the provisions of the Appendix A.

                  Class Z-2 Regular Interest:  The uncertificated  undivided beneficial interest in REMIC I which constitutes a REMIC I
Regular Interest and is entitled to distributions as set forth herein.

                  Class Z-3  Principal  Distribution  Amount: For any Distribution Date, the excess, if any, of the Class Z-3 Principal
Reduction Amount for such  Distribution  Date over the principal portion of Realized Losses allocated to the Class Z-3 Regular Interest on such Distribution Date .

                  Class Z-3  Principal  Reduction Amount: The Class Z Principal  Reduction Amount for the Class Z-3 Regular Interest as
determined pursuant to the provisions of the Appendix A.

                  Class Z-3 Regular Interest:  The uncertificated  undivided beneficial interest in REMIC I which constitutes a REMIC I
Regular Interest and is entitled to distributions as set forth herein.

                  Class Z-4  Principal  Distribution  Amount: For any Distribution Date, the excess, if any, of the Class Z-4 Principal
Reduction Amount for such  Distribution  Date over the principal portion of Realized Losses allocated to the Class Z-4 Regular Interest on such Distribution Date.

                  Class Z-4  Principal  Reduction Amount: The Class Z Principal  Reduction Amount for the Class Z-4 Regular Interest as
determined pursuant to the provisions of the Appendix A.

                  Class Z-4 Regular Interest:  The uncertificated  undivided beneficial interest in REMIC I which constitutes a REMIC I
Regular Interest and is entitled to distributions as set forth herein.

                  Class Z-5  Principal  Distribution  Amount: For any Distribution Date, the excess, if any, of the Class Z-5 Principal
Reduction Amount for such  Distribution  Date over the principal portion of Realized Losses allocated to the Class Z-5 Regular Interest on such Distribution Date.

                  Class Z-5  Principal  Reduction Amount: The Class Z Principal  Reduction Amount for the Class Z-5 Regular Interest as
determined pursuant to the provisions of the Appendix A.

                  Class Z-5 Regular Interest:  The uncertificated  undivided beneficial interest in REMIC I which constitutes a REMIC I
Regular Interest and is entitled to distributions as set forth herein.

                  Clearing  Agency:  An  organization  registered as a "clearing  agency"  pursuant to  Section 17A  of the  Securities
Exchange Act of 1934, as amended,  which  initially  shall be DTC, the nominee of which is Cede & Co., as the registered  Holder of the
Book Entry  Certificates.  The Clearing Agency shall at all times be a "clearing  corporation" as defined in Section 8 102(a)(5) of the
Uniform Commercial Code of the State of New York.

                  Closing Date:  February 28, 2006.

                  Code:  The Internal Revenue Code of 1986, as amended.

                  Collection Account:  The accounts established and maintained by a Servicer in accordance with Section 3.05.

                  Collection  Period:  With respect to each  Distribution  Date,  the period  commencing on the second day of the month preceding the month of the Distribution Date and ending on the first day of the month of the Distribution Date.

                  Commencement of Foreclosure:  The first official action required under local law to commence foreclosure  proceedings or to  schedule a trustee's  sale under a deed of trust,  including:  (i) in the case of a  mortgage,  any filing or service of process necessary to commence an action to foreclose;  or (ii) in the case of a deed of trust, the posting,  publishing,  filing or delivery of a notice of sale.

                  Commission:  The U.S. Securities and Exchange Commission.

                  Compensating  Interest Payment:  For any Distribution Date and the SPS Serviced Mortgage Loans, the lesser of (i) the aggregate  Servicing  Fee  payable  to SPS in  respect of the SPS  Serviced  Mortgage  Loans for such  Distribution  Date and  (ii) the aggregate Prepayment Interest Shortfall allocable to Payoffs and Curtailments with respect to the SPS Serviced Mortgage Loans.

                  For any Distribution Date and the Wells Fargo Serviced Mortgage Loans, the lesser of (i) the aggregate  Servicing Fee payable to Wells  Fargo in respect of the Wells  Fargo  Serviced  Mortgage  Loans for such  Distribution  Date and  (ii) the  aggregate
Prepayment Interest Shortfall allocable to Payoffs and Curtailments with respect to the Wells Fargo Serviced Mortgage Loans.

                  For any Distribution Date and the Master Servicer, the Compensating Interest Payment shall be equal to:

(a)      with respect to the SPS Serviced Mortgage Loans, the excess of (i) the  Compensating  Interest Payment required to be remitted by SPS for such Distribution Date over (ii) the  Compensating  Interest Payment actually remitted by SPS for such Distribution
         Date;

(b)      with respect to the Wells Fargo Serviced  Mortgage Loans, the excess of (i) the  Compensating  Interest Payment required to be remitted by Wells Fargo for such  Distribution  Date over (ii) the  Compensating  Interest Payment actually  remitted by Wells
         Fargo for such Distribution Date; and

(c)      with respect to the  Countrywide  Serviced  Mortgage Loans,  the excess of (i) the Prepayment  Interest  Shortfall  Amount (as
         defined in the Countrywide  Servicing  Agreement) required to be remitted by Countrywide on the Remittance Date (as defined in the  Countrywide  Servicing  Agreement) in the month of such  Distribution  Date over (ii) the amount of  Prepayment  Interest
         Shortfall Amount (as defined in the Countrywide  Servicing  Agreement) actually remitted by Countrywide on the Remittance Date
         (as defined in the Countrywide Servicing Agreement) in the month of such Distribution Date.

                  Controlling  Person:  With respect to any Person,  any other Person who "controls"  such Person within the meaning of the Securities Act.

                  Cooperative  Corporation:  With respect to any Cooperative  Loan, the cooperative  apartment  corporation  that holds legal title to the related  Cooperative  Property and grants  occupancy  rights to units therein to  stockholders  through  Proprietary
Leases or similar arrangements.

                  Cooperative Lien Search: A search for (a) federal tax liens,  mechanics'  liens, lis pendens,  judgments of record or otherwise  against (i) the  Cooperative  Corporation and (ii) the seller of the Cooperative Unit,  (b) filings of Financing  Statements and (c) the deed of the Cooperative Property into the Cooperative Corporation.

                  Cooperative  Loan:  A  Mortgage  Loan  that is  secured  by a first  lien on and a  perfected  security  interest  in
Cooperative Shares and the related  Proprietary Lease granting exclusive rights to occupy the related  Cooperative Unit in the building owned by the related Cooperative Corporation.

                  Cooperative  Property:  With respect to any Cooperative  Loan, all real property and improvements  thereto and rights therein and thereto owned by a Cooperative  Corporation  including without limitation the land,  separate dwelling units and all common elements.

                  Cooperative  Shares:  With respect to any Cooperative  Loan, the shares of stock issued by a Cooperative  Corporation and allocated to a Cooperative Unit and represented by stock certificates.

                  Cooperative Unit: With respect to any Cooperative Loan, a specific unit in a Cooperative Property.

                  Corporate  Trust  Office:  With  respect  to the  Trustee,  the  designated  office  of the  Trustee  at which at any particular  time its corporate  trust business with respect to this Agreement  shall be  administered,  which office at the date of the execution of this Agreement is located at 60 Livingston  Avenue,  St. Paul,  Minnesota  55107,  Attention:  Corporate  Trust--Structured
Finance.  With respect to the Trust  Administrator,  the designated  office of the Trust  Administrator at which at any particular time its corporate  trust business with respect to this Agreement shall be  administered,  which office at the date of the execution of this
Agreement is located at 9062 Old Annapolis Road, Columbia,  MD 21045,  Attention: CSFB ARMT 2006-1, except for purposes of Section 6.06 and certificate  transfer purposes,  such term shall mean the office or agency of the Trust Administrator  located at Wells Fargo Bank,
N.A., 6th Street and Marquette Avenue, Minneapolis, Minnesota  55479, Attention: CSFB ARMT 2006-1.

                  Countrywide:  Countrywide Home Loans Servicing LP, and its successors and assigns.

                  Countrywide  Serviced Mortgage Loans: The Mortgage Loans identified as such on the Mortgage Loan Schedule,  for which
Countrywide is the applicable Designated Servicer.

                  Countrywide  Reconstituted  Servicing Agreement:  That certain Reconstituted Servicing Agreement dated as of February
1, 2006 among DLJMC, Countrywide and the Master Servicer, and acknowledged by the Trustee and the Trust Administrator.

                  Countrywide  Underlying Servicing Agreement:  The "Servicing Agreement" referred to in the Countrywide  Reconstituted
Servicing Agreement.

                  Current  Interest:  For any Class of Group 6 Certificates,  other than the Class 6-X  Certificates,  and Distribution
Date, the amount of interest  accruing at the applicable  Pass-Through Rate on the related Class Principal Balance of such Class during the related  Accrual Period;  provided,  that as to each Class of Group 6 Certificates  the Current  Interest shall be reduced by a pro rata portion of any Interest  Shortfalls to the extent not covered by Monthly Excess  Interest;  provided,  that as to the  Class 6-A-1
Certificates  and on any  Distribution  Date the Current  Interest  shall be reduced by an amount of any Net Swap  Payments owed by the
Swap Counterparty and received by the Trust Administrator from the Supplemental Interest Account on the related Swap Payment Date.

                  Curtailment:  Any payment of principal on a Mortgage Loan, made by or on behalf of the related Mortgagor,  other than a Scheduled  Payment,  a prepaid Scheduled Payment or a Payoff,  which is applied to reduce the outstanding Stated Principal Balance of the Mortgage Loan.

                  Custodial  Agreement:  An  agreement,  dated as of the date  hereof,  among a  custodian,  the  Trustee and the Trust
Administrator,  pursuant to which such custodian  agrees to hold any of the documents or  instruments  referred to in  Section 2.01  of this Agreement as agent for the Trustee.  As of the date hereof, the Custodian shall act pursuant to the LaSalle Custodial Agreement.

                  Custodian:  A custodian which is appointed  pursuant to a Custodial  Agreement.  Any Custodian so appointed shall act as agent on behalf of the Trustee,  and shall be compensated by the Trust Administrator or as otherwise  specified therein.  Initially,
LaSalle shall serve as Custodian for all of the Mortgage Loans.

                  Cut-off Date:  For any Initial  Mortgage  Loan,  the Initial  Cut-off Date.  For any  Subsequent  Mortgage  Loan, the
applicable Subsequent Cut-off Date.

                  Cut-off Date Principal  Balance:  With respect to any Mortgage Loan, the Stated  Principal  Balance thereof as of the close of business on the Cut-off Date.

                  Data Remittance  Date: With respect to any  Distribution  Date and each Servicer,  the 10th calendar day of the month in which such  Distribution  Date occurs,  or if such 10th day is not a Business Day, the Business Day immediately  following such 10th day .

                  Debt Service Reduction:  With respect to a Mortgage Loan in Loan Group 1,  Loan Group 2,  Loan Group 3,  Loan Group 4
or Loan Group 5, a reduction by a court of competent  jurisdiction in a proceeding  under the Bankruptcy Code in the Scheduled  Payment for such Mortgage  Loan which became final and non  appealable,  except such a reduction  resulting  from a Deficient  Valuation or any reduction that results in a permanent forgiveness of principal.

                  Debt Service Reduction Mortgage Loan:  Any Mortgage Loan that became the subject of a Debt Service Reduction.

                  Deficient Valuation:  With respect to any Mortgage Loan in Loan Group 1,  Loan Group 2, Loan Group 3, Loan Group 4 or
Loan Group 5, a valuation by a court of competent  jurisdiction of the Mortgaged  Property in an amount less than the then  outstanding indebtedness under the Mortgage Loan, or that results in a permanent  forgiveness of principal,  which valuation in either case results from a proceeding under the Bankruptcy Code.

                  Deferred  Amount:  For any Class of  Group 6 Subordinate  Certificates  (other than the Class 6-X  Certificates)  and
Class 6-A-2  Certificates  and  Distribution  Date,  will equal the amount by which  (x) the  aggregate  of the  Applied  Loss  Amounts previously  applied in reduction of the Class Principal Balance thereof exceeds (y) the sum of (i) the aggregate of amounts  previously paid in reimbursement  thereof and (ii) amounts  added to the Class Principal Balances thereof pursuant to  Section 4.03(a)(ii) on  all prior Distribution Dates, including such Distribution Date.

                  Definitive Certificate:  As defined in Section 6.07.

                  Deleted Mortgage Loan: As defined in Section 2.03.

                  Delinquency Rate: With respect to any Distribution  Date, the fraction,  expressed as a percentage,  the numerator of which is the aggregate  outstanding  principal balance of all Mortgage Loans in Loan Group 6 60 or more days delinquent  (including all foreclosures  and REO  Properties)  as of the close of  business  on the last day of such month,  and the  denominator  of which is the
Aggregate Loan Group Balance for Loan Group 6 as of the close of business on the last day of such month.

                  Denomination:  With  respect  to each  Certificate,  the  amount  set  forth  on the  face  thereof  as the  "Initial
Certificate  Balance of this  Certificate" or the "Initial  Notional Amount of this  Certificate" or, if neither of the foregoing,  the
Percentage Interest appearing on the face thereof.

                  Deposit Amount:  As defined in Section 4.10(e) or Section 4.11(e) herein, as applicable.

                  Depositor:  Credit  Suisse First Boston  Mortgage  Securities  Corp.,  a Delaware  corporation,  or its  successor in interest.

                  Depository  Agreement:  The Letter of Representation dated as of the Closing Date by and among DTC, the Depositor and the Trust Administrator for the benefit of the Trustee.

                  Designated  Mortgage Loans:  The  Countrywide  Serviced  Mortgage  Loans,  unless any such Mortgage Loan is no longer serviced by Countrywide under the Countrywide Servicing Agreement.

                  Designated Servicer:  Countrywide.

                  Designated Servicing Agreement:  The Countrywide Reconstituted Servicing Agreement.

                  Determination  Date: With respect to each Distribution Date and (i) each Servicer (other than Wells Fargo),  the 10th day of the  calendar  month in which such  Distribution  Date  occurs  or, if such 10th day is not a Business  Day,  the  Business  Day immediately  succeeding  such Business Day and (ii) Wells  Fargo,  the Business Day  immediately  preceding the related Cash Remittance
Date.

                  Disqualified  Organization:  Any organization defined as a "disqualified  organization" under  Section 860E(e)(5)  of the Code, which includes any of the following:  (i) the United States, any State or political  subdivision  thereof,  any possession of the United States, or any agency or instrumentality  of any of the foregoing (other than an  instrumentality  which is a corporation if all of its  activities  are subject to tax and,  except for the FHLMC,  a majority of its board of  directors  is not  selected by such governmental  unit),  (ii) a  foreign  government,  any  international  organization,  or any agency or  instrumentality  of any of the foregoing,  (iii) any  organization  (other than certain  farmers'  cooperatives  described in Section 521 of the Code) which is exempt from the tax imposed by Chapter 1 of the Code  (including  the tax imposed by  Section 511  of the Code on unrelated  business  taxable income),  (iv) rural  electric and telephone  cooperatives  described in  Section 1381(a)(2)(C)  of the Code,  (v) an  "electing  large partnership"  within the meaning of Section 775 of the Code, and (vi) any other Person so designated by the Trust  Administrator  based upon an Opinion of Counsel that the holding of an Ownership  Interest in a Residual  Certificate  by such Person may cause the REMIC or any Person  having an Ownership  Interest in any Class of  Certificates  (other than such Person) to incur a liability  for any federal tax  imposed  under the Code that  would not  otherwise  be  imposed  but for the  Transfer  of an  Ownership  Interest  in a  Residual
Certificate to such Person.  The terms "United States," "State" and "international  organization"  shall have the meanings set forth in
Section 7701 of the Code or successor provisions.

                  Distribution  Date:  The 25th  day of any  month,  or if such  25th  day is not a  Business  Day,  the  Business  Day immediately following such 25th day, commencing in March 2006.

                  DLJMC:  DLJ Mortgage Capital, Inc., a Delaware corporation, and its successors and assigns.

                  DTC:  The Depository Trust Company.

                  Due Date: With respect to each Mortgage Loan and any Distribution  Date, the date on which Scheduled Payments on such
Mortgage Loan are due which is either the first day of the month of such Distribution  Date, or if Scheduled  Payments on such Mortgage
Loan are due on a day other than the first day of the month,  the date in the calendar  month  immediately  preceding the  Distribution
Date on which such Scheduled Payments are due, exclusive of any days of grace.

                  Eligible  Account:  Either  (i) an  account  or  accounts  maintained  with a federal or state  chartered  depository institution  or trust  company  acceptable to the Rating  Agencies or (ii) an  account or accounts the deposits in which are insured by the FDIC to the limits  established  by such  corporation,  provided  that any such  deposits not so insured  shall be maintained in an account at a depository  institution or trust company whose  commercial  paper or other short term debt obligations (or, in the case of a depository  institution or trust company which is the principal  subsidiary of a holding company, the commercial paper or other short term debt  obligations  of such holding  company) have been rated by each Rating Agency in its highest short term rating  category,  or
(iii) a  segregated  trust account or accounts (which shall be a "special  deposit  account")  maintained  with the Trustee,  the Trust
Administrator or any other federal or state chartered depository  institution or trust company,  acting in its fiduciary capacity, in a manner acceptable to the Trustee, the Trust Administrator and the Rating Agencies.  Eligible Accounts may bear interest.

                  Eligible  Institution:  An  institution  having the highest  short term debt rating,  and one of the two highest long term debt ratings of the Rating Agencies or the approval of the Rating Agencies.

                  Eligible Investments:  Any one or more of the obligations and securities listed below:

1.       direct  obligations of, and obligations  fully guaranteed by, the United States of America,  or any agency or  instrumentality of the  United  States of America  the  obligations  of which are backed by the full faith and credit of the United  States of
         America;  or obligations  fully guaranteed by, the United States of America;  the FHLMC,  FNMA, the Federal Home Loan Banks or
         any agency or instrumentality of the United States of America rated AA (or the equivalent) or higher by the Rating Agencies;

2.       federal funds,  demand and time deposits in,  certificates of deposits of, or bankers'  acceptances  issued by, any depository institution  or trust company  incorporated  or organized  under the laws of the United States of America or any state thereof and subject to  supervision  and  examination  by federal  and/or state  banking  authorities,  so long as at the time of such investment or contractual  commitment  providing for such investment the commercial paper or other short term debt obligations of such  depository  institution  or trust company (or, in the case of a depository  institution or trust company which is the principal  subsidiary  of a holding  company,  the  commercial  paper or other  short term debt  obligations  of such  holding company) are rated in one of two of the highest  ratings by each of the Rating  Agencies,  and the long term debt  obligations of such  depository  institution  or trust company (or, in the case of a depository  institution or trust company which is the principal  subsidiary of a holding  company,  the long term debt  obligations of such holding company) are rated in one of two of the highest ratings, by each of the Rating Agencies;

3.       repurchase  obligations  with a term not to exceed 30 days with respect to any  security  described  in clause  (i) above  and entered into with a depository  institution  or trust company  (acting as a principal)  in the highest  rated  category by the
         Rating Agencies;  provided,  however,  that collateral  transferred pursuant to such repurchase obligation must be of the type described in clause  (i) above and must (A) be valued daily at current  market price plus accrued  interest,  (B) pursuant  to such  valuation,  be equal,  at all  times,  to 105% of the cash  transferred  by the  Trustee or the Trust  Administrator  in exchange for such collateral,  and (C) be delivered to the Trustee or the Trust  Administrator or, if the Trustee or the Trust
         Administrator,  as applicable,  is supplying the collateral,  an agent for the Trustee or the Trust  Administrator,  in such a manner as to accomplish perfection of a security interest in the collateral by possession of certificated securities;

4.       securities  bearing interest or sold at a discount issued by any corporation  incorporated under the laws of the United States of America or any state thereof which has a long term unsecured debt rating in the highest  available  rating category of each of the Rating Agencies at the time of such investment;

5.       commercial  paper  having  an  original  maturity  of less  than 365 days and  issued by an  institution  having a short  term unsecured debt rating in the highest  available rating category of each of the Rating Agencies that rates such securities,  at the time of such investment;

6.       a  guaranteed  investment  contract  approved  by each of the  Rating  Agencies  and issued by an  insurance  company or other corporation  having a long term unsecured debt rating in the highest  available rating category of each of the Rating Agencies at the time of such investment;

7.       money  market funds (which may be 12b-1 funds as  contemplated  under the rules  promulgated  by the  Securities  and Exchange
         Commission  under the Investment  Company Act of 1940) having ratings in the highest  available rating category of Moody's and rated  "AAAm" or  "AAAm-G"  by S&P at the time of such  investment  (any such money  market  funds  which  provide  for demand withdrawals  being  conclusively  deemed to satisfy any maturity  requirements  for  Eligible  Investments  set forth  herein)
         including money market funds of the Master Servicer,  a Servicer,  the Trustee or the Trust  Administrator  and any such funds that are managed by the Master Servicer,  a Servicer,  the Trustee or the Trust  Administrator or their respective  Affiliates or for the Master  Servicer,  a  Servicer,  the Trustee or the Trust  Administrator  or any  Affiliate  of such Person acts as advisor, as long as such money market funds satisfy the criteria of this subparagraph 7; and

8.       such other  investments  the investment in which will not, as evidenced by a letter from each of the Rating  Agencies,  result in the downgrading or withdrawal of the Ratings of the Certificates;

         provided,  however,  that no such instrument shall be an Eligible  Investment if such instrument  evidences either (i) a right to receive only interest  payments with respect to the obligations  underlying  such  instrument,  or (ii) both  principal and interest  payments  derived from obligations  underlying such instrument and the principal and interest  payments with respect to such  instrument  provide a yield to  maturity  of greater  than 120% of the yield to  maturity  at par of such  underlying obligations.

                  ERISA:  The Employee Retirement Income Security Act of 1974, as amended.

                  ERISA-Qualifying  Underwriting:  A best efforts or firm commitment  underwriting or private  placement that meets the requirements (without regard to the ratings requirements) of an Underwriter's Exemption.

                  ERISA Restricted Certificate:  As set forth in the Preliminary Statement.

                  Escrow Account:  The separate account or accounts created and maintained by a Servicer pursuant to Section 3.06.

                  Escrow  Payments:  With  respect to any  Mortgage  Loan,  the amounts  constituting  ground  rents,  taxes,  mortgage insurance  premiums,  fire and hazard  insurance  premiums,  and any other  payments  required to be escrowed by the Mortgagor with the mortgagee pursuant to the Mortgage, applicable law or any other related document.

                  Event of Default:  As defined in Section 8.01 hereof.

                  Excess Loss:  The amount of any  (i) Fraud  Loss in excess of the Fraud Loss  Coverage  Amount on a Mortgage  Loan in
Loan  Group 1,  Loan Group 2,  Loan Group 3,  Loan Group 4 or Loan Group 5 realized  after the Fraud Loss  Coverage  Termination  Date,
(ii) Special  Hazard Loss in excess of the Special Hazard Loss Coverage Amount on a Mortgage Loan in Loan Group 1,  Loan Group 2,  Loan
Group 3,  Loan Group 4 or Loan Group 5 realized after the Special Hazard Coverage  Termination Date or (iii) Bankruptcy  Loss in excess of the Bankruptcy Loss Coverage  Amount on a Mortgage Loan in Loan Group 1,  Loan Group 2,  Loan Group 3,  Loan Group 4 or Loan Group 5
realized after the Bankruptcy Coverage Termination Date.

                  Exchange Act:  The Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

                  Expense Fee Rate: As to each Mortgage Loan, the sum of the related  Servicing Fee Rate, the Trust  Administrator  Fee
Rate,  if  applicable,  and the rate at which the  premium on a Lender  Paid  Mortgage  Guaranty  Insurance  Policy is  calculated,  if applicable.

                  Expense Fees:  As to each  Mortgage  Loan and  Distribution  Date,  the sum of the related  Servicing  Fee, the Trust
Administrator Fee, if applicable, and any premium on any Lender Paid Mortgage Guaranty Insurance Policy, if applicable.

                  FDIC:  The Federal Deposit Insurance Corporation, or any successor thereto.

                  FHLMC:  The Federal Home Loan Mortgage  Corporation,  a corporate  instrumentality  of the United States  created and existing under Title III of the Emergency Home Finance Act of 1970, as amended, or any successor thereto.

                  Financing Statement: A financing statement,  as applicable,  filed pursuant to the Uniform Commercial Code to perfect a security interest in the Cooperative Shares and Pledge Instruments.

                  FNMA: The Federal National Mortgage  Association,  a federally  chartered and privately owned  corporation  organized and existing under the Federal National Mortgage Association Charter Act, or any successor thereto.

                  Form 8-K Disclosure Information:  As defined in Section 13.04.

                  Formula  Rate:  With  respect to the  Class 6-A-1  Certificates,  the per annum rate set forth or  calculated  in the manner  described in the  Preliminary  Statement.  Interest on the Class 6-A-1  Certificates  (to the extent it is entitled to interest from Loan  Group 6)  will be  computed on the basis of a 360-day  year and the actual  number of days  elapsed in the  related  Accrual
Period.  On any Swap  Payment  Date on which  there  has  occurred  a Swap  Suspension  Event,  the  Formula  Rate for the  Class 6-A-1
Certificates  on the  related  Distribution  Date  will be the  lesser  of  (a) the  sum of the  applicable  Certificate  Index and the applicable Certificate Margin for such Distribution Date and (b) the Net Funds Cap.

                  Fraud Loan: A Liquidated Mortgage Loan in Loan Group 1,  Loan Group 2,  Loan Group 3, Loan Group 4 or Loan Group 5 as
to which a Fraud Loss has occurred.

                  Fraud Loss  Coverage  Amount:  The  aggregate  amount of Fraud  Losses  that are  allocated  solely to the  Class C-B
Certificates,  as of the Closing Date,  $21,401,098.89,  subject to reduction from time to time by the amount of Fraud Losses allocated to the Class C-B  Certificates.  In addition,  (a) on each  anniversary  prior to the fifth  anniversary of the Cut-off Date, the Fraud
Loss Coverage Amount will be reduced to an amount equal to the lesser of (A) 1.00% of the Aggregate  Groups 1-5  Collateral  Balance as
of such date,  and (B) the excess of the Fraud Loss  Coverage  Amount as of the  preceding  anniversary  of the  Cut-off  Date over the cumulative  amount of Fraud Losses on the Mortgage  Loans in Loan Group 1,  Loan Group 2,  Loan Group 3,  Loan Group 4 and Loan Group 5
allocated to the Class C-B  Certificates since such preceding  anniversary or the Cut-off Date, and (b) on the fifth anniversary of the
Cut-off Date,  zero.  The Fraud Loss Coverage  Amount may be reduced  below the amount set forth above for any  Distribution  Date with the consent of the Rating  Agencies as evidenced by a letter of each Rating  Agency to the Trust  Administrator  to the effect that any such reduction will not result in a downgrading of the current ratings assigned to such Classes of Certificates rated by it.

                  Fraud Loss Coverage  Termination  Date: The point in time at which the applicable Fraud Loss Coverage Amount has been reduced to zero.

                  Fraud Losses:  Realized Losses on the Liquidated  Mortgage Loans in Loan Group 1,  Loan Group 2,  Loan Group 3,  Loan
Group 4 and Loan Group 5 as to which a loss is sustained by reason of a default  arising from fraud,  dishonesty  or  misrepresentation in  connection  with the  related  Mortgage  Loan,  including a loss by reason of the denial of  coverage  under any  related  Mortgage
Guaranty Insurance Policy because of such fraud, dishonesty or misrepresentation.

                  Gross Margin:  With respect to any Mortgage Loan, the fixed percentage  amount set forth in the related Mortgage Note and the  Mortgage  Loan  Schedule  that is added to the Index on each  Adjustment  Date in  accordance  with the  terms of the  related
Mortgage Note to determine the new Mortgage Rate for such Mortgage Loan.

                  Group: When used with respect to the Mortgage Loans, any of Loan Group 1,  Loan Group 2,  Loan Group 3, Loan Group 4,
Loan  Group 5 or Loan  Group 6, or with  respect  to the  Certificates,  the  Class or  Classes  of  Certificates  that  relate  to the corresponding Group or Groups.

                  Group 1:  With respect to the Mortgage Loans,  the pool of adjustable rate Mortgage Loans  identified in the Mortgage
Loan Schedule as having been assigned to Group 1 or with respect to the  Certificates,  the Group 1  Certificates  (as specified in the
Preliminary Statement).

                  Group 1 Senior Liquidation  Amount:  With respect to any Distribution Date, the aggregate,  for each Mortgage Loan in
Loan Group 1  which  became a  Liquidated  Mortgage  Loan during the prior  calendar  month,  of the lesser of (i) the  Group 1  Senior
Percentage  of the Stated  Principal  Balance of such  Mortgage  Loan and  (ii) the  applicable  Senior  Prepayment  Percentage  of the
Liquidation Principal with respect to such Mortgage Loan.

                  Group 1  Senior  Percentage:  With respect to any  Distribution  Date,  the  percentage  equivalent of a fraction the numerator of which is the aggregate Class Principal  Balance of the Group 1  Certificates  immediately  prior to such Distribution Date and the  denominator of which is the aggregate of the Stated  Principal  Balances of the Mortgage Loans in Loan Group 1 as of the first day of the related  Collection Period  (excluding any Group 1 Mortgage Loans that were subject to a Payoff,  the principal of which was distributed on the Distribution Date preceding the current Distribution Date);  provided,  however, in no event will the Group 1 Senior
Percentage exceed 100%.

                  Group 1 Senior  Principal  Distribution  Amount:  With respect to any  Distribution  Date, the sum of (i) the Group 1
Senior Percentage of the Principal Payment Amount for Loan Group 1,  (ii) the applicable Senior Prepayment  Percentage of the Principal
Prepayment Amount for Loan Group 1, and (iii) the Group 1 Senior Liquidation Amount.

                  Group 1 Subordinate Percentage:  For any Distribution Date, the excess of 100% over the Group 1 Senior Percentage.

                  Group 2:  With respect to the Mortgage Loans,  the pool of adjustable rate Mortgage Loans  identified in the Mortgage
Loan Schedule as having been assigned to Group 2 or with respect to the  Certificates,  the Group 2  Certificates  (as specified in the
Preliminary Statement).

                  Group 2 Senior Liquidation  Amount:  With respect to any Distribution Date, the aggregate,  for each Mortgage Loan in
Loan Group 2  which  became a  Liquidated  Mortgage  Loan during the prior  calendar  month,  of the lesser of (i) the  Group 2  Senior
Percentage  of the Stated  Principal  Balance of such  Mortgage  Loan and  (ii) the  applicable  Senior  Prepayment  Percentage  of the
Liquidation Principal with respect to such Mortgage Loan.

                  Group 2  Senior  Percentage:  With respect to any  Distribution  Date,  the  percentage  equivalent of a fraction the numerator of which is the aggregate Class Principal  Balance of the Group 2  Certificates  immediately  prior to such Distribution Date and the  denominator of which is the aggregate of the Stated  Principal  Balances of the Mortgage Loans in Loan Group 2 as of the first day of the related  Collection Period  (excluding any Group 2 Mortgage Loans that were subject to a Payoff,  the principal of which was distributed on the Distribution Date preceding the current Distribution Date);  provided,  however, in no event will the Group 2 Senior
Percentage exceed 100%.

                  Group 2 Senior  Principal  Distribution  Amount:  With respect to any  Distribution  Date, the sum of (i) the Group 2
Senior Percentage of the Principal Payment Amount for Loan Group 2,  (ii) the applicable Senior Prepayment  Percentage of the Principal
Prepayment Amount for Loan Group 2, and (iii) the Group 2 Senior Liquidation Amount.

                  Group 2 Subordinate Percentage:  For any Distribution Date, the excess of 100% over the Group 2 Senior Percentage.

                  Group 3:  With respect to the Mortgage Loans,  the pool of adjustable rate Mortgage Loans  identified in the Mortgage
Loan Schedule as having been assigned to Group 3 or with respect to the  Certificates,  the Group 3  Certificates  (as specified in the
Preliminary Statement).

                  Group 3 Senior Liquidation  Amount:  With respect to any Distribution Date, the aggregate,  for each Mortgage Loan in
Loan Group 3  which  became a  Liquidated  Mortgage  Loan during the prior  calendar  month,  of the lesser of (i) the  Group 3  Senior
Percentage  of the Stated  Principal  Balance of such  Mortgage  Loan and  (ii) the  applicable  Senior  Prepayment  Percentage  of the
Liquidation Principal with respect to such Mortgage Loan.

                  Group 3  Senior  Percentage:  With respect to any  Distribution  Date,  the  percentage  equivalent of a fraction the numerator of which is the aggregate Class Principal  Balance of the Group 3  Certificates  immediately  prior to such Distribution Date and the denominator of which is the aggregate of the Stated Principal  Balances of the Mortgage Loans in Loan Group 3,  as of the first day of the related  Collection  Period  (excluding  any such Mortgage  Loans that were subject to a Payoff,  the principal of which was distributed on the Distribution Date preceding the current Distribution Date);  provided,  however, in no event will the Group 3 Senior
Percentage exceed 100%.

                  Group 3 Senior  Principal  Distribution  Amount:  With respect to any  Distribution  Date, the sum of (i) the Group 3
Senior Percentage of the Principal Payment Amount for Loan Group 3,  (ii) the applicable Senior Prepayment  Percentage of the Principal
Prepayment Amount for Loan Group 3, and (iii) the Group 3 Senior Liquidation Amount.

                  Group 3 Subordinate Percentage:  For any Distribution Date, the excess of 100% over the Group 3 Senior Percentage.

                  Group 4:  With respect to the Mortgage Loans,  the pool of adjustable rate Mortgage Loans  identified in the Mortgage
Loan Schedule as having been assigned to Group 4 or with respect to the  Certificates,  the Group 4  Certificates  (as specified in the
Preliminary Statement).

                  Group 4 Senior Liquidation  Amount:  With respect to any Distribution Date, the aggregate,  for each Mortgage Loan in
Loan Group 4  which  became a  Liquidated  Mortgage  Loan during the prior  calendar  month,  of the lesser of (i) the  Group 4  Senior
Percentage  of the Stated  Principal  Balance of such  Mortgage  Loan and  (ii) the  applicable  Senior  Prepayment  Percentage  of the
Liquidation Principal with respect to such Mortgage Loan.

                  Group 4  Senior  Percentage:  With respect to any  Distribution  Date,  the  percentage  equivalent of a fraction the numerator of which is the aggregate Class Principal  Balance of the Group 4  Certificates  immediately  prior to such Distribution Date and the denominator of which is the aggregate of the Stated Principal  Balances of the Mortgage Loans in Loan Group 4,  as of the first day of the related  Collection  Period  (excluding  any such Mortgage  Loans that were subject to a Payoff,  the principal of which was distributed on the Distribution Date preceding the current Distribution Date);  provided,  however, in no event will the Group 4 Senior
Percentage exceed 100%.

                  Group 4 Senior  Principal  Distribution  Amount:  With respect to any  Distribution  Date, the sum of (i) the Group 4
Senior Percentage of the Principal Payment Amount for Loan Group 4,  (ii) the applicable Senior Prepayment  Percentage of the Principal
Prepayment Amount for Loan Group 4, and (iii) the Group 4 Senior Liquidation Amount.

                  Group 4 Subordinate Percentage:  For any Distribution Date, the excess of 100% over the Group 4 Senior Percentage.

                  Group 5: With respect to the Mortgage Loans,  the pool of adjustable  rate Mortgage Loans  identified in the Mortgage
Loan Schedule as having been assigned to Group 5 or with respect to the  Certificates,  the Group 5  Certificates  (as specified in the
Preliminary Statement).

                  Group 5 Senior Liquidation  Amount:  With respect to any Distribution Date, the aggregate,  for each Mortgage Loan in
Loan  Group 5 which  became a  Liquidated  Mortgage  Loan  during the prior  calendar  month,  of the lesser of (i) the  Group 5 Senior
Percentage  of the Stated  Principal  Balance of such  Mortgage  Loan and  (ii) the  applicable  Senior  Prepayment  Percentage  of the
Liquidation Principal with respect to such Mortgage Loan.

                  Group 5 Senior  Percentage:  With respect to any  Distribution  Date,  the  percentage  equivalent  of a fraction the numerator of which is the aggregate Class Principal  Balance of the Group 5 Certificates  immediately  prior to such  Distribution Date and the denominator of which is the aggregate of the Stated  Principal  Balances of the Mortgage Loans in Loan Group 5, as of the first day of the related  Collection  Period  (excluding  any such Mortgage  Loans that were subject to a Payoff,  the principal of which was distributed on the Distribution Date preceding the current Distribution Date);  provided,  however, in no event will the Group 5 Senior
Percentage exceed 100%.

                  Group 5 Senior  Principal  Distribution  Amount:  With respect to any  Distribution  Date, the sum of (i) the Group 5
Senior Percentage of the Principal Payment Amount for Loan Group 5, (ii) the  applicable Senior Prepayment  Percentage of the Principal
Prepayment Amount for Loan Group 5, and (iii) the Group 5 Senior Liquidation Amount.

                  Group 5 Subordinate Percentage:  For any Distribution Date, the excess of 100% over the Group 5 Senior Percentage.

                  Group 6: With respect to the Mortgage Loans,  the pool of adjustable  rate Mortgage Loans  identified in the Mortgage
Loan Schedule as having been assigned to Group 6 or with respect to the Certificates, the Group 6 Certificates.

                  Group 6 Certificates:  As set forth in the Preliminary Statement.

                  Group 6 Credit Support  Depletion Date: The first  Distribution  Date on which the aggregate Class Principal  Balance of the Group 6 Subordinate Certificates has been or will be reduced to zero.

                  Group 6 Interest  Rate Cap Account:  The separate  Eligible  Account  created and  initially  maintained by the Trust
Administrator  pursuant  to  Section 4.10  in the  name of the  Trust  Administrator  for the  benefit  of the  Certificateholders  and designated  "Wells Fargo Bank,  N.A. in trust for  registered  holders of  Adjustable  Rate  Mortgage  Trust  2006-1,  Adjustable  Rate
Mortgage-Backed  Pass-Through  Certificates,  Series 2006-1, Group 6 Certificates" Funds in the Group 6 Interest Rate Cap Account shall be held in trust for the  Certificateholders  for the uses and  purposes  set forth in this  Agreement.  The Group 6 Interest  Rate Cap
Account  will not be an asset of any  REMIC.  Ownership  of the  Group 6  Interest  Rate Cap  Account  is  evidenced  by the  Class 6-X
Certificates.

                  Group 6 Interest Rate Cap Agreement:  The interest rate cap agreement relating to the Group 6 Certificates consisting of the ISDA Master  Agreement,  the  Schedule and the Credit  Support  Annex,  each dated as of the Closing Date and the  Confirmations related thereto,  between the Trustee on behalf of the Trust and the Group 6 Interest Rate Cap  Counterparty,  as such agreement may be amended and  supplemented  in accordance  with its terms and any  replacement  Group 6 Interest  Rate Cap  Agreement  acceptable to the
Depositor and the Trustee.

                  Group 6 Interest Rate Cap Counterparty:  Credit Suisse International,  or any successor in interest thereto under the
Group 6 Interest Rate Cap Agreement.

                  Group 6 Senior Certificates:  As set forth in the Preliminary Statement.

                  Group 6 Senior  Enhancement  Percentage:  For any  Distribution  Date, the fraction,  expressed as a percentage,  the numerator of which is the sum of the  aggregate  Class  Principal  Balance of the Class M  Certificates  and the  Overcollateralization
Amount (which,  for purposes of this  definition  only,  shall not be less than zero),  in each case after giving effect to payments on such Distribution  Date (assuming no Trigger Event has occurred),  and the denominator of which is the Aggregate Loan Group Balance for
Loan Group 6 for such Distribution Date.

                  Group 6 Senior Principal  Payment Amount:  For any  Distribution  Date on or after the Stepdown Date and as long as a
Trigger Event has not occurred with respect to such  Distribution  Date, will be the amount,  if any, by which (x) the  aggregate Class
Principal  Balance of the Group 6 Senior  Certificates,  immediately  prior to such Distribution Date exceeds (y) the lesser of (A) the product of (i) 80.50% and (ii) the  Aggregate  Loan Group Balance for Loan Group 6 for such  Distribution  Date and (B) the amount,  if any, by which (i) the  Aggregate  Loan Group Balance for Loan Group 6 for such  Distribution  Date exceeds  (ii) 0.50% of the Aggregate
Loan Group Balance for Loan Group 6 as of the Initial Cut-off Date.

                  Group 6 Subordinate Certificates:  As set forth in the Preliminary Statement.

                  Index:  With respect to any Mortgage  Loan and each related  Adjustment  Date,  the index as specified in the related
Mortgage Note.

                  Indirect  Participants:  Entities,  such as banks,  brokers,  dealers  and trust  companies,  that  clear  through or maintain a custodial relationship with a Participant, either directly or indirectly.

                  Initial Bankruptcy Loss Coverage Amount:  $362,954.80.

                  Initial Class Principal Balance:  As set forth in the Preliminary Statement.

                  Initial Cut-off Date:  February 1, 2006.

                  Initial  Mortgage  Loans:  The  initial  Mortgage  Loans  conveyed  by the  Depositor  to the Trust Fund  pursuant to
Section 2.01 hereof on the Closing Date, which are listed on the Mortgage Loan Schedule on such date.

                  Insurance  Policy:  With respect to any Mortgage Loan  included in the Trust Fund,  any Mortgage  Guaranty  Insurance
Policy, any standard hazard insurance policy,  flood insurance policy or title insurance policy,  including all riders and endorsements thereto in effect, including any replacement policy or policies for any Insurance Policies.

                  Insurance  Proceeds:  Proceeds of any primary mortgage guaranty insurance  policies,  including,  without limitation, any other  Insurance  Policies with respect to the Mortgage  Loans,  to the extent such proceeds are not applied to the  restoration of the related Mortgaged Property or released to the Mortgagor in accordance with the related  Servicer's or Designated  Servicer's normal servicing procedures.

                  Interest  Determination  Date: With respect to the LIBOR  Certificates and for each Accrual Period,  the second LIBOR
Business Day preceding the commencement of such Accrual Period.

                  Interest  Distribution Amount: With respect to any Distribution Date and interest bearing Class of Group 1,  Group 2,
Group 3,  Group 4,  Group 5 and Class C-B  Certificates,  the sum of (i) one month's interest accrued during the related Accrual Period at the applicable  Pass-Through  Rate for such Class on the related Class Principal  Balance or  Class Notional  Amount, as applicable, subject to reduction pursuant to Section 4.01(I)(B), and (ii) any Class Unpaid Interest Amounts for such Class and Distribution Date.

                  Interest  Remittance  Amount:  For any  Distribution  Date and the Mortgage Loans in Loan Group 6, an amount equal to the sum of (1) all  interest  collected  (other than  Payaheads) or advanced in respect of Scheduled  Payments on the Mortgage Loans in such Loan Group during the related Collection Period,  the interest portion of Payaheads  previously  received on the Mortgage Loans in such Loan Group and intended  for  application  in the related  Collection  Period and  interest  portion of all Payoffs (net of Payoff
Interest for such Distribution  Date) and Curtailments  received on the Mortgage Loans in such Loan Group during the related Prepayment
Period,  less (x) the applicable Expense Fees with respect to such Mortgage Loans and  (y) unreimbursed  Advances and other amounts due to the Master  Servicer,  the  applicable  Servicer,  the Back-Up  Servicer and the Trust  Administrator  with respect to such Mortgage
Loans, to the extent  allocable to interest,  (2) all  Compensating  Interest  Payments paid by a Servicer with respect to the Mortgage
Loans in such Loan Group with  respect to the related  Prepayment  Period,  (3) the portion of any Substitution  Adjustment  Amount and
Purchase  Price  paid with  respect to the  Mortgage  Loans in such Loan  Group during  the  related  Collection  Period,  in each case allocable to interest and the proceeds of any purchase of such Mortgage Loans by the Terminating  Entity pursuant to  Section 11.01  in an amount not exceeding the interest  portion of the Par Value with respect to such Mortgage Loans,  (4) all Net  Liquidation  Proceeds and  recoveries  (net of  unreimbursed  Advances,  Servicing  Advances and expenses,  to the extent  allocable to interest,  and unpaid
Expense Fees),  if any,  collected with respect to the Mortgage Loans in such Loan Group during the prior calendar month, to the extent allocable to interest and (5) the Capitalized Interest Distribution for such Distribution Date.

                  Interest  Shortfall:  For any  Distribution  Date and the  Mortgage  Loans in Loan  Group 6,  an amount  equal to the aggregate  shortfall,  if any, in collections of interest (adjusted to the related Net Mortgage Rate) on Mortgage Loans in Loan Group 6 resulting  from  (a) Principal  Prepayments  received  during the related  Prepayment  Period after giving  effect to the  Compensating
Interest Payment for such  Distribution  Date and (b) interest  payments on certain of the Mortgage Loans in Loan Group 6 being limited pursuant to the provisions of the Relief Act.

                  LaSalle:  LaSalle Bank, National Association.

                  LaSalle Bank Custodial  Agreement:  That certain Custodial Agreement dated as of February 1, 2006 among LaSalle,  the
Trustee and the Trust Administrator.

                  Lender Paid Mortgage Guaranty Insurance Policy:  Any lender paid Mortgage Guaranty Insurance Policy.

                  LIBOR  Business  Day: Any day other than (i) a  Saturday or a Sunday or (ii) a day on which banking  institutions  in the State of New York or in the City of London, England are required or authorized by law to be closed.

                  LIBOR Certificates:  As set forth in the Preliminary Statement.

                  Liquidated  Mortgage  Loan:  With  respect to any  Distribution  Date,  a  defaulted  Mortgage  Loan  (including  any
REO Property) which was liquidated in the calendar month preceding the month of such Distribution Date and as to which a Servicer,  has determined  (with respect to the  Non-Designated  Mortgage Loans, in accordance with this Agreement,  or with respect to the Designated
Mortgage Loans, in accordance with the related Designated  Servicing  Agreement) that it has received all amounts it expects to receive in connection with the liquidation of such Mortgage Loan,  including the final  disposition of the related  REO Property,  whether from
Insurance Proceeds, Liquidation Proceeds or otherwise.

                  Liquidation  Expenses:  Customary  and  reasonable  "out of pocket"  expenses  incurred by a Servicer (or the related
Sub-Servicer)  in connection  with the  liquidation  of any defaulted  Mortgage Loan and not recovered by the related  Servicer (or the related  Sub-Servicer)  under a Mortgage  Guaranty  Insurance  Policy for  reasons  other than such  Servicer's  failure to comply with
Section 3.09  hereof,  such expenses  including,  without  limitation,  legal fees and expenses,  any unreimbursed amount expended by a
Servicer  pursuant to  Section 3.11  hereof  respecting the related  Mortgage and any related and  unreimbursed  expenditures  for real estate property taxes or for property  restoration or preservation to the extent not previously  reimbursed  under any hazard insurance policy for reasons other than such Servicer's failure to comply with Section 3.11 hereof.

                  Liquidation  Principal:  With  respect  to any  Distribution  Date and a Loan  Group,  the  principal  portion of Net
Liquidation  Proceeds  received with respect to each Mortgage  Loan in that Loan Group,  but not in excess of the principal  balance of such Mortgage Loan, which became a Liquidated  Mortgage Loan (but not in excess of the principal  balance thereof) during the preceding calendar month, exclusive of the portion thereof, if any, attributable to Assigned Prepayment Premiums.

                  Liquidation  Proceeds:  Amounts,  including Insurance  Proceeds,  received in connection with the partial or complete liquidation  of defaulted  Mortgage  Loans,  whether  through  trustee's  sale,  foreclosure  sale or otherwise or amounts  received in connection  with any  condemnation  or partial  release of a  Mortgaged  Property  related  to a Mortgage  Loan and any other  proceeds received in connection with an REO Property, other than Recoveries.

                  Loan Group:  Any of Loan  Group 1,  Loan  Group 2,  Loan  Group 3,  Loan  Group 4,  Loan  Group 5 or Loan Group 6, as
applicable.  Loan Group 1,  Loan Group 2,  Loan Group 3,  Loan Group 4 and Loan Group 5 together will constitute one sub-trust and Loan
Group 6 will constitute another sub-trust.

                  Loan Group 1:  All Mortgage Loans identified as Loan Group 1 Mortgage Loans on the Mortgage Loan Schedule.

                  Loan Group 2:  All Mortgage Loans identified as Loan Group 2 Mortgage Loans on the Mortgage Loan Schedule.

                  Loan Group 3:  All Mortgage Loans identified as Loan Group 3 Mortgage Loans on the Mortgage Loan Schedule.

                  Loan Group 4:  All Mortgage Loans identified as Loan Group 4 Mortgage Loans on the Mortgage Loan Schedule.

                  Loan Group 5:  All Mortgage Loans identified as Loan Group 5 Mortgage Loans on the Mortgage Loan Schedule.

                  Loan Group 6:  All Mortgage Loans identified as Loan Group 6 Mortgage Loans on the Mortgage Loan Schedule.

                  Loan-to-Value  Ratio: As of any date, the fraction,  expressed as a percentage,  the numerator of which is the Stated
Principal  Balance of the related  Mortgage Loan at the date of  determination  and the  denominator of which is the Appraised Value of the Mortgaged Property.

                  Loss and Delinquency  Test: With respect to the SPS Mortgage  Loans,  SPS will fail the Loss and Delinquency  Test on any date of determination as to which (i) the aggregate  outstanding  principal balance of the SPS Mortgage Loans delinquent 60 days or more (including all related REO Properties and related  Mortgage Loans in foreclosure)  (averaged over the preceding six month period), as a percentage of the aggregate  principal  balance of the SPS Mortgage  Loans as of the first day of the month of such  determination is equal to or greater than 50% or  (ii) cumulative  Realized  Losses for the SPS Mortgage Loans exceed  (a) with  respect to any month prior to the third anniversary of the first Distribution  Date, 20% of the aggregate  principal balance of the SPS Mortgage Loans as of the  Closing  Date  (the  "Original  SPS  Mortgage  Loan  Principal  Balance"),  (b) with  respect  to any  month on or after the third anniversary  but prior to the eighth  anniversary  of the first  Distribution  Date,  30% of the Original SPS Mortgage  Loan  Principal
Balance,  (c) with  respect  to any  month  on or after  the  eighth  anniversary  but  prior to the  ninth  anniversary  of the  first
Distribution  Date,  35% of the Original SPS  Mortgage  Loan  Principal  Balance,  (d) with  respect to any month on or after the ninth anniversary  but prior to the tenth  anniversary  of the first  Distribution  Date,  40% of the Original SPS  Mortgage  Loan  Principal
Balance,  (e) with  respect  to any  month on or after  the  tenth  anniversary  but  prior to the  eleventh  anniversary  of the first
Distribution  Date, 45% of the Original SPS Principal  Balance and (f) with  respect to any month on or after the eleventh  anniversary of the first  Distribution  Date, 50% of the Original SPS Mortgage Loan Principal  Balance.  For purposes of this definition,  the term
"Realized Losses" shall not include Debt Service Reductions or Deficient Valuations.

                  Lost  Mortgage  Note:  Any Mortgage  Note the original of which was  permanently  lost or destroyed  and has not been replaced.

                  Majority  Servicer:  With respect to any Optional  Termination,  the Servicer  servicing  the largest  percentage  of
Mortgage Loans in the Loan Group(s) to be purchased in such Optional  Termination (by Stated Principal Balance of outstanding  Mortgage
Loans on the Optional  Termination  Date) which has notified the Trust  Administrator of its intention to be the Terminating  Entity of such Loan Group(s) pursuant to Section 11.02(a).

                  Marker Rate:  With respect to the Class 6-X  Certificates  and REMIC II  Regular  Interests LT1, LT2, LT3 and LT4 and
any Distribution Date, a per annum rate equal to two (2) times the weighted average of the Uncertificated  REMIC II  Pass-Through Rates for REMIC II Regular Interest LT2 and REMIC II Regular Interest LT3.

                  Master Servicer:  Wells Fargo.

                  Maturity Date:  The Distribution Date occurring in March 2036.

                  Maximum Interest Rate: With respect to the Group 6 Certificates  and any  Distribution  Date, an annual rate equal to the weighted  average of the Maximum  Mortgage Rates of the Mortgage Loans in Loan Group 6 minus the weighted  average Expense Fee Rate of the Mortgage Loans in Loan Group 6.

                  Maximum  Mortgage Rate: With respect to each Mortgage Loan, the percentage set forth in the related  Mortgage Note as the maximum Mortgage Rate thereunder.

                  MERS:  Mortgage Electronic  Registration  Systems,  Inc., a corporation  organized and existing under the laws of the
State of Delaware, or any successor thereto.

                  MERS® Mortgage Loan:  Any Mortgage Loan registered with MERS on the MERS(R) System.

                  MERS(R) System:  The system of recording transfers of mortgages electronically maintained by MERS.

                  MIN:  The mortgage identification number for any MERS Mortgage Loan.

                  Minimum  Mortgage Rate: With respect to each Mortgage Loan, the percentage set forth in the related  Mortgage Note as the minimum Mortgage Rate thereunder.

                  MOM Loan:  Any Mortgage  Loan as to which MERS is acting as mortgagee,  solely as nominee fro the  originator of such
Mortgage Loan and its successors and assigns.

                  Monthly  Excess  Cashflow:  For any  Distribution  Date, an amount equal to the sum of the Monthly  Excess  Interest,
Overcollateralization  Release Amount,  if any for such date, and any Principal Payment Amount remaining after the application of items
(i) through (v) in the distribution thereof pursuant to Section 4.01(II)(a), (b) or (c), as applicable.

                  Monthly Excess Interest:  For any Distribution  Date, any Interest  Remittance Amount remaining after the application of items (i) through (v) in the distribution thereof, pursuant to Section 4.01(II)(a).

                  Moody's:  Moody's Investors Service, Inc. or any successor thereto.

                  Mortgage:  With respect to a Mortgage Loan, the mortgage,  deed of trust or other instrument creating a first lien on a fee simple or leasehold estate securing a Mortgage Note.

                  Mortgaged  Property:  The underlying real property  securing a Mortgage Loan or, with respect to a Cooperative  Loan, the related Cooperative Shares and Proprietary Lease.

                  Mortgage File:  For each Mortgage Loan, the Trustee Mortgage File and the Servicer Mortgage File.

                  Mortgage Guaranty  Insurance Policy:  Each policy of primary mortgage  guaranty  insurance or any replacement  policy therefor with respect to any Mortgage Loan.

                  Mortgage  Loans:  Such of the mortgage loans and cooperative  loans (if any)  transferred and assigned to the Trustee pursuant  to the  provisions  hereof  as from time to time are held as a part of the  Trust  Fund  (including  any  REO Property),  the mortgage loans so held being  identified in the Mortgage Loan Schedule,  notwithstanding  foreclosure or other  acquisition of title of the related  Mortgaged  Property.  With  respect to each  Mortgage  Loan that is a  Cooperative  Loan,  if any,  "Mortgage  Loan" shall include,  but not be limited  to, the  related  Mortgage  Note,  Security  Agreement,  Assignment  of  Proprietary  Lease,  Recognition
Agreement,  Cooperative  Shares and Proprietary Lease and, with respect to each Mortgage Loan other than a Cooperative Loan,  "Mortgage
Loan" shall include, but not be limited to the related Mortgages and the related Mortgage Notes.

                  Mortgage Loan Purchase  Price:  The price,  calculated as set forth in  Section 11.01,  to be paid in connection with the purchase of the Mortgage Loans pursuant to an Optional Termination of the Trust Fund.

                  Mortgage  Loan  Schedule:  The list of  Mortgage  Loans (as from time to time  amended by the  Seller to reflect  the addition of  Qualified  Substitute  Mortgage  Loans and the  purchase  of Mortgage  Loans  pursuant  to  Sections  2.01, 2.02  or 2.03)
transferred to the Trustee as part of the Trust Fund and from time to time subject to this  Agreement,  attached  hereto as Schedule I, setting forth the following information with respect to each Mortgage Loan and applicable Servicer by Loan Group:

1.       the Mortgage Loan identifying number;

2.       a code indicating the type of Mortgaged Property and the occupancy status;

3.       a code indicating the Servicer of the Mortgage Loan;

4.       the original months to maturity;

5.       the Loan-to-Value Ratio at origination;

6.       the combined Loan-to-Value Ratio at origination;

7.       a code indicating the existence of a subordinate lien for the related mortgaged property;

8.       the related borrower's debt-to-income ratio at origination;

9.       the related borrower's credit score at origination;

10.      the Mortgage Rate as of the Cut-off Date;

11.      the stated maturity date;

12.      the amount of the Scheduled Payment as of the Cut-off Date;

13.      the original principal amount of the Mortgage Loan;

14.      the principal  balance of the Mortgage Loan as of the close of business on the Cut-off  Date,  after  deduction of payments of principal due on or before the Cut-off Date whether or not collected;

15.      the purpose of the Mortgage Loan (i.e., purchase, rate and term refinance, equity take-out refinance);

16.      a code  indicating  whether a Prepayment  Premium is required to be paid in connection  with a prepayment of the Mortgage Loan and the term and the amount of the Prepayment Premium;

17.      an indication whether the Mortgage Loan accrues interest at an adjustable Mortgage Rate or a fixed Mortgage Rate;

18.      the Index that is associated with such Mortgage Loan, if applicable;

19.      the Gross Margin, if applicable;

20.      the Periodic Rate Cap, if applicable;

21.      the Minimum Mortgage Rate, if applicable;

22.      the Maximum Mortgage Rate, if applicable;

23.      the first Adjustment Date after the Cut-off Date, if applicable;

24.      the Servicing Fee Rate;

25.      the Expense Fee Rate;

26.      a code  indicating  whether the Mortgage Loan is covered under a borrower paid or lender paid Primary  Insurance  Policy (and, if so, the name of the insurance  carrier) and the rate at which any lender paid Primary  Insurance  Policy premium is  calculated,  if applicable; and

27.      a code indicating whether the Mortgage Loan is a MERS Mortgage Loan and, if so, its corresponding MIN.

                  With respect to the Mortgage  Loans in the  aggregate,  each  Mortgage  Loan  Schedule  shall set forth the following information, as of the Cut-off Date:

1.       the number of Mortgage Loans;

2.       the  current  aggregate  principal  balance of the  Mortgage  Loans as of the close of business  on the  Cut-off  Date,  after deduction of payments of principal due on or before the Cut-off Date whether or not collected; and

3.       the weighted average Mortgage Rate of the Mortgage Loans.

                  Mortgage  Note:  The original  executed note or other evidence of the  indebtedness  of a Mortgagor  under a Mortgage
Loan.

                  Mortgage Rate:  The annual rate of interest borne by a Mortgage Note.

                  Mortgagor:  The obligor on a Mortgage Note.

                  Net Excess Spread:  With respect to any  Distribution  Date and Loan Group 6, a fraction,  expressed as a percentage, the numerator of which is equal to the excess of (x) the  Aggregate Loan Group Balance for Loan Group 6 for the  immediately  preceding
Distribution  Date,  multiplied  by the product of (A) the Net WAC Rate for Loan Group 6 and (B) the  actual  number of days elapsed in the related Accrual Period divided by 360 over (y) the  aggregate  Current  Interest for Loan Group 6 for such  Distribution  Date, and the  denominator  of which is an amount  equal to the  Aggregate  Loan Group  Balance  for Loan Group 6 for the  immediately  preceding
Distribution Date, multiplied by the actual number of days elapsed in the related Accrual Period divided by 360.

                  Net Funds Cap: For any  Distribution  Date and the Group 6 Certificates  (other than the Class 6-X  Certificates  and other than the Class 6-A-1  Certificates  except on any  Distribution  Date in which on the related Swap Payment Date a Swap Suspension
Event has  occurred),  will be a per annum rate equal to (a) a  fraction,  expressed  as a  percentage,  the  numerator of which is the product of (1) the  Optimal  Interest  Remittance  Amount for such date and (2) 12,  and the denominator of which is the Aggregate Loan
Group Balance  for Loan  Group 6  (excluding  any such  Mortgage  Loans  that were  subject  to a Payoff,  the  principal  of which was distributed on the Distribution Date preceding the current Distribution Date) for the immediately  preceding  Distribution Date (or, in the case of the first  Distribution  Date,  the Aggregate  Loan  Group Balance  for Loan Group 6 as of the Cut-off Date,  multiplied by
(b) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the related Accrual Period.

                  Net Interest Shortfalls:  For any Distribution Date and the Group 1,  Group 2,  Group 3, Group 4 and Group 5 Mortgage
Loans,  the sum of (A) the  amount of  interest  which would  otherwise  have been  received  for a Mortgage  Loan in the related  Loan
Group during  the prior calendar  month that was the subject of (x) a Relief Act Reduction or (y) a Special Hazard Loss,  Fraud Loss or
Bankruptcy Loss, after the exhaustion of the respective  amounts of coverage provided by the Class C-B  Certificates for those types of losses; and (B) any related Net Prepayment Interest Shortfalls.

                  Net  Liquidation  Proceeds:  With respect to any  Liquidated  Mortgage  Loan,  the excess of the related  Liquidation
Proceeds over the sum of Liquidation Expenses, Expense Fees and unreimbursed Advances and Servicing Advances.

                  Net Mortgage  Rate:  As to each  Mortgage  Loan,  and at any time,  the per annum rate equal to the Mortgage Rate for such Mortgage Loan less the related Expense Fee Rate.

                  Net  Prepayment  Interest  Shortfalls:  With respect to any  Distribution  Date, the amount by which the aggregate of
Prepayment  Interest  Shortfalls during the related  Prepayment Period exceeds the Compensating  Interest Payment for such Distribution
Date.

                  Net Realized Losses: For any Class of Certificates,  other than the Group 6 Certificates,  and any Distribution Date, the excess of (i) the amount of unreimbursed  Realized Losses  previously  allocated to that Class over  (ii) the sum of (a) the amount of any increases to the Class Principal  Balance of that  Class pursuant  to Section 4.03 due to Recoveries and (b) amounts  previously distributed to such Class in respect of Realized Losses pursuant to Section 4.01.

                  Net  Recovery  Realized  Losses:  For any  Class of  Certificates,  other  than  the  Group 6  Certificates,  and any
Distribution  Date, the excess of Net Realized  Losses for such  Distribution  Date over the amount  distributed in respect of Realized
Losses pursuant to Section 4.01 on that Distribution Date.

                  Net Swap Payments:  A net payment (a) by the  Supplemental  Interest  Trust  Trustee,  on behalf of the  Supplemental
Interest Trust, to the Swap Counterparty,  to the extent that the Supplemental Trust Payment exceeds the Swap Counterparty  Payment for such Swap Payment Date, or (b) by the Swap  Counterparty  to the  Supplemental  Interest Trust Trustee,  on behalf of the  Supplemental
Interest Trust, to the extent that the Swap  Counterparty  Payment payable to the Supplemental  Interest Trust exceeds the Supplemental
Trust Payment for such Swap Payment Date.

                  Net WAC Rate:  With respect to Loan Group 1,  Loan Group 2,  Loan Group 3,  Loan Group 4 and Loan Group 5 and for any
Distribution Date, the Weighted Average Pass-Through Rate for such Loan Group for such Distribution Date.

                  In addition, for any purpose for which the Net WAC Rate is calculated,  the interest rate on the Mortgage Loans shall be  appropriately  adjusted to account for the difference  between any counting  convention used with respect to the Mortgage Loans and any counting convention used with respect to a REMIC Regular Interest.

                  Non-Designated Mortgage Loans:  The Mortgage Loans that are not Designated Mortgage Loans.

                  Nonrecoverable  Advance:  Any portion of an Advance or Servicing  Advance  previously  made or proposed to be made by the Master  Servicer or a Servicer that, in the good faith judgment of the Master Servicer or a Servicer (as  applicable),  will not be ultimately  recoverable by the Master Servicer or a Servicer (as applicable) from the related Mortgagor,  related Liquidation  Proceeds or otherwise from proceeds or collections on the related Mortgage Loan.

                  Notional Amount Certificates:  As set forth in the Preliminary Statement.

                  Offered Certificates:  As set forth in the Preliminary Statement.

                  Officer's  Certificate:  A  certificate  signed by the  Chairman of the Board,  any Vice  Chairman of the Board,  the
President,  an Executive Vice President,  Senior Vice President,  a Vice President,  or other authorized  officer,  the Treasurer,  the
Secretary,  or one of the Assistant  Treasurers  or Assistant  Secretaries  of the  Depositor,  the Seller,  the Master  Servicer,  the
Servicers,  the Special  Servicer,  a Sub-Servicer,  the Trustee or the Trust  Administrator,  as the case may be, and delivered to the
Depositor,  the Seller, the Master Servicer, the Special Servicer, the Servicers,  the Trustee or the Trust Administrator,  as required by this Agreement.

                  Opinion of Counsel:  A written  opinion of counsel,  who may be counsel for the Depositor,  the Master  Servicer or a
Servicer,  including  in-house  counsel,  reasonably  acceptable  to the  Trustee  and the Trust  Administrator.  With  respect  to the definition of Eligible  Account in this Article I and Sections 2.05 and 7.04 hereof and any opinion dealing with the  qualification  of each REMIC created  hereunder or compliance with the REMIC  Provisions,  such counsel must (i) in fact be independent of the Depositor, the Master  Servicer and such  Servicer,  (ii) not have any direct  financial  interest in the Depositor,  the Master  Servicer or such
Servicer or in any affiliate of either of them and (iii) not be connected with the Depositor,  the Master  Servicer or such Servicer as an officer, employee,  promoter,  underwriter,  trustee, partner, director or Person performing similar functions;  provided, that with respect to Wells Fargo Bank, N.A. as Servicer, such counsel may be in-house counsel for Wells Fargo Bank, N.A. as Servicer.

                  Optimal Interest  Remittance  Amount:  With respect to any Distribution  Date and Loan Group 6, the excess of (i) the product of  (1)(x) the  weighted  average of the Net Mortgage  Rates of the  Mortgage  Loans in Loan Group 6 as of the first day of the related  Collection  Period divided by (y) 12 and (2) the Aggregate Loan  Group Balance for Loan Group 6 for the immediately  preceding
Distribution  Date  (excluding  any such Mortgage  Loans that were subject to a Payoff,  the principal of which was  distributed on the
Distribution Date preceding the current  Distribution  Date),  over (ii) any  expenses that reduce the Interest  Remittance Amount with respect to Loan Group 6 that did not arise as a result of a default or  delinquency  of the Mortgage  Loans in Loan Group 6 or were not taken into account in computing the Expense Fee Rate.

                  Optional Termination:  The purchase of the Mortgage Loans pursuant to Section 11.01.

                  Optional  Termination  Date:  The date fixed by a Terminating  Entity for the purchase of the Mortgage Loans pursuant to Section 11.01.

                  Optional   Termination   Notice   Period:   The  period   during  which  notice  is  to  be  given  to  the  affected
Certificateholders of an Optional Termination pursuant to Section 11.03(d).

                  OTS:  The Office of Thrift Supervision.

                  Outsourcer:  As defined in Section 3.02.

                  Overcollateralization  Amount:  For any  Distribution  Date, an amount equal to the amount,  if any, by which (x) the
Aggregate Loan Group Balance for Loan Group 6 for such  Distribution  Date exceeds (y) the  aggregate  Class  Principal  Balance of the
Group 6 Certificates (other than the Class 6-X Certificates) after giving effect to payments on such Distribution Date.

                  Overcollateralization  Deficiency:  For any  Distribution  Date,  the  amount,  if any,  by  which  (x) the  Targeted
Overcollateralization  Amount for such  Distribution  Date exceeds (y) the  Overcollateralization  Amount for such  Distribution  Date, calculated for this purpose after giving effect to the reduction on such  Distribution  Date of the aggregate Class  Principal  Balance of the Group 6  Certificates  (other than the Class 6-X  Certificates)  resulting  from the payment of the Principal  Payment Amount on such Distribution Date but prior to allocation of any Applied Loss Amount on the Group 6 Certificates on such Distribution Date.

                  Overcollateralization  Release Amount:  For any Distribution Date, an amount equal to the lesser of (x) the Principal
Remittance Amount for such Distribution Date and (y) the amount, if any, by which (1) the  Overcollateralization  Amount for such date, calculated for this purpose on the basis of the  assumption  that 100% of the Principal  Remittance  Amount for such date is applied on such date in  reduction  of the  aggregate  of the Class  Principal  Balances of the Group 6  Certificates  (other  than the  Class 6-X
Certificates), exceeds (2) the Targeted Overcollateralization Amount for such date.

                  Overcollateralized Group:  As defined in Section 4.07(b).

                  Participant:  A broker,  dealer,  bank,  other financial  institution or other Person for whom DTC effects book entry transfers and pledges of securities deposited with DTC.

                  Par-Value:  As defined in Section 11.01.

                  Pass-Through  Entity:  (a) a  regulated  investment  company  described  in  Section 851  of the Code,  a real estate investment  trust  described in Section 856 of the Code, a common trust fund or an  organization  described in  Section 1381(a) of  the
Code, (b) any partnership, trust or estate or (c) any person holding a Class A Certificate as nominee for another person.

                  Pass-Through  Rate: For any interest bearing Class of  Certificates  (other than Class 6-A-1  Certificates),  the per annum rate set forth or calculated in the manner  described in the  Preliminary  Statement.  Interest on the  Certificates,  other than the LIBOR  Certificates,  will be computed  on the basis of a 360 day year  comprised  of twelve 30 day  months.  Interest on the LIBOR
Certificates  and the  Class 6-X  Certificates  (to the extent it is entitled to interest  from Loan  Group 6)  will be computed on the basis of a 360-day year and the actual number of days elapsed in the related Accrual Period.

                  Payahead:  Any Scheduled  Payment intended by the related  Mortgagor to be applied in a Collection  Period subsequent to the Collection Period in which such payment was received.

                  Payoff:  Any payment of principal on a Mortgage  Loan equal to the entire  outstanding  Stated  Principal  Balance of such Mortgage  Loan, if received in advance of the last  scheduled  Due Date for such  Mortgage  Loan and  accompanied  by an amount of interest equal to accrued unpaid interest on the Mortgage Loan to the date of such payment in full.

                  Payoff  Interest:  For any Distribution  Date with respect to each SPS Serviced  Mortgage Loan for which a Payoff was received on or after the first calendar day of the month of such  Distribution  Date and before the 15th calendar day of such month, an amount of interest thereon at the applicable Net Mortgage Rate from the first day of such month through the day of receipt thereof.

                  PCAOB:  The Public Company Accounting Oversight Board.

                  Percentage  Interest:  With respect to any Certificate,  either the percentage set forth on the face thereof or equal to the percentage  obtained by dividing the Denomination of such Certificate by the aggregate of the  Denominations of all Certificates of the same Class.

                  Person:  Any  individual,  corporation,   partnership,  joint  venture,  association,  joint  stock  company,  trust, unincorporated organization or government, or any agency or political subdivision thereof.

                  Physical Certificates:  As set forth in the Preliminary Statement.

                  Pledge  Instruments:  With respect to each Cooperative Loan, the Stock Power, the Assignment of Proprietary Lease and
the Security Agreement.

                  Prepayment Interest Shortfall:  With respect to any Mortgage Loan,  Distribution Date and Principal Prepayment (other than a Payoff on a Wells Fargo Serviced  Mortgage Loan or SPS Serviced  Mortgage Loan received during the period from and including the first day to and including the 14th day of the month of such  Distribution  Date) received during the related  Prepayment  Period,  the difference  between  (i) one  full  month's  interest at the  applicable  Mortgage  Rate (giving  effect to any  applicable  Relief Act
Reduction,  Debt Service Reduction and Deficient  Valuation),  as reduced by the Servicing Fee Rate, if applicable,  on the outstanding principal  balance of such Mortgage Loan immediately  prior to such prepayment or, if such Principal  Prepayment is a Curtailment,  the principal  amount of such  Curtailment  and  (ii) the  amount of interest  actually  received  with  respect to such  Mortgage  Loan in connection with such Principal Prepayment, net of the Servicing Fee, if applicable.

                  Prepayment  Period:  With respect to each  Distribution  Date and each Payoff with respect to a Wells Fargo  Serviced
Mortgage Loan or SPS Serviced Mortgage Loan, the related  "Prepayment  Period" will commence on the 15th day of the month preceding the month in which the related  Distribution Date occurs (or, in the case of the first Distribution  Date,  commencing on the Cut-off Date)
and will end on the 14th day of the month in which such  Distribution  Date  occurs.  With respect to each  Distribution  Date and each
Payoff with respect to any Mortgage  Loan serviced by a Designated  Servicer,  the related  "Prepayment  Period" will be the period set forth in the related Designated  Servicing  Agreement.  With respect to each Distribution Date and each Curtailment with respect to any
Mortgage Loan, the related "Prepayment Period" will be the calendar month preceding the month in which such Distribution Date occurs.

                  Prepayment  Premium:  With  respect to any Mortgage  Loan,  any fee or premium  required to be paid if the  Mortgagor prepays such Mortgage Loan as provided in the related Mortgage Note or Mortgage.

                  Principal Payment Amount:  For any Distribution Date and Loan Group 1,  Loan Group 2,  Loan Group 3,  Loan Group 4 or
Loan Group 5, the sum of (i) the  principal  portion of the  Scheduled  Payments on the  Mortgage  Loans in such Loan  Group due on the related  Due Date,  (ii) the  principal  portion  of  repurchase  proceeds  received  with  respect to any  Mortgage  Loan in such Loan
Group which  was  repurchased  as  permitted  or required by this  Agreement  during the period  beginning on the 15th day of the month preceding such Distribution  Date and ending on the 14th day of the month of such  Distribution  Date, with notice and receipt of funds three (3) Business  Days prior to the 14th day of the month of such  Distribution  Date and  (iii) any  other  unscheduled  payments of principal which were received on the Mortgage Loans in such Loan  Group during  the related  calendar month preceding the month of such
Distribution Date, other than Principal Prepayments or Liquidation Principal.

                  For any Distribution  Date and Loan Group 6,  an amount equal to the Principal  Remittance Amount for such date minus the Overcollateralization Release Amount, if any, for such date.

                  Principal Prepayment:  Any payment of principal on a Mortgage Loan which constitutes a Payoff or Curtailment.

                  Principal  Prepayment Amount: For any Distribution Date and Loan Group 1,  Loan Group 2,  Loan Group 3,  Loan Group 4
or Loan Group 5, the sum of (i) all  Principal  Prepayments  relating to the  Mortgage  Loans in such Loan  Group which  were  received during the  related  Prepayment  Period  and  (ii) all  Recoveries  received  during the  calendar  month  preceding  the month of that
Distribution Date.

                  Principal  Remittance  Amount:  For any  Distribution  Date and Loan  Group 6, an amount  equal to the sum of (1) all principal  collected  (other  than  Payaheads)  or  advanced  in respect  of  Scheduled  Payments  on the  Mortgage  Loans in such Loan
Group during the related Collection Period (less unreimbursed Advances,  Servicing Advances and other amounts due to the Servicers, the
Trustee,  the Master  Servicer  and the Trust  Administrator  with  respect to the  Mortgage  Loans in such Loan  Group,  to the extent allocable to  principal)  and the  principal  portion of Payaheads  previously  received on the Mortgage  Loans in such Loan  Group and intended for application in the related Collection Period,  (2) all Principal  Prepayments  received on the Mortgage Loans in such Loan
Group during  the related  Prepayment  Period,  (3) the Purchase Price of each Mortgage Loan in such Loan Group that was repurchased by the Seller or purchased by the Special Servicer pursuant to Section 3.11(g) or  the holder of the Subordinate  Certificates pursuant to
Section 3.11(f),  during the  related  Collection  Period and the  principal  proceeds of any  purchase of Mortgage  Loans in such Loan
Group by the  Terminating  Entity  pursuant to  Section 11.01  in an amount not exceeding  the principal  portion of the Par Value with respect to such Mortgage Loans,  (4) the portion of any Substitution  Adjustment Amount paid with respect to any Deleted Mortgage Loans in such Loan Group during the related Collection Period allocable to principal,  (5) all Net Liquidation  Proceeds (net of unreimbursed
Advances,  Servicing  Advances and other  expenses,  to the extent  allocable to principal)  and any other  Recoveries  collected  with respect to the Mortgage  Loans in such Loan  Group during  the preceding  calendar  month,  to the extent  allocable to principal,  and
(6) amounts,  if any,  withdrawn  from the Group 6 Interest  Rate Cap Account to cover  Realized  Losses on the Group 6 Mortgage  Loans incurred during the related Collection Period.

                  Principal Transfer Amount: For any Distribution Date and each  Undercollateralized  Group, the excess, if any, of the aggregate Class Principal Balance of the Class A Certificates related to such  Undercollateralized  Group over the Aggregate Loan Group
Balance of such Group.

                  Private Certificates:  As set forth in the Preliminary Statement.

                  Proprietary  Lease:  The  lease  on a  Cooperative  Unit  evidencing  the  possessory  interest  of the  owner of the
Cooperative Shares in such Cooperative Unit.
                  Pro Rata Share: With respect to any Distribution  Date and any Class of  Class C-B  Certificates,  the portion of the
Subordinate  Principal  Distribution  Amount allocable to such Class,  equal to the product of the Subordinate  Principal  Distribution
Amount on such  Distribution  Date and a fraction,  the numerator of which is the related Class Principal Balance of such Class and the denominator of which is the aggregate of the Class Principal Balances of the Class C-B Certificates.

                  Prospectus:  The Prospectus,  dated December 22, 2005, relating to the offering by the Depositor from time to time of its  Mortgage-Backed  Pass-Through  Certificates  (Issuable in Series) in the form in which it was or will be filed with the Securities and Exchange Commission pursuant to Rule 424(b) under the 1933 Act with respect to the offer and sale of the Offered Certificates.

                  Prospectus Supplement:  The Prospectus  Supplement,  dated February 27, 2006, relating to the offering of the Offered
Certificates  in the form in which it was or will be filed with the Securities and Exchange  Commission  pursuant to  Rule 424(b) under the 1933 Act with respect to the offer and sale of the Offered Certificates.

                  PUD:  Planned Unit Development.

                  Purchase  Price:  With respect to any Mortgage Loan required to be repurchased by the Seller pursuant to Section 2.02 or 2.03, purchased by a holder of certain Certificates pursuant to  Section 3.11(f) or  purchased at the option of the Special Servicer pursuant to  Section 3.11(g),  the sum of  (i) 100% of the Stated  Principal  Balance of the  Mortgage  Loan as of the first day of the month of such purchase,  (ii) accrued and unpaid interest on the Mortgage Loan at the applicable  Mortgage Rate (reduced by the related
Servicing Fee Rate,  if the  purchaser is also the Servicer  thereof) from the first day of the month of such purchase to the first day of the month  immediately  following the month of such  purchase,  (iii) in the case of a Mortgage Loan  purchased by the Seller or the
Depositor,  the amount of any unreimbursed  Advances and Servicing  Advances made by a Servicer,  if such Servicer is not the Seller or the  Depositor,  with  respect  to such  Mortgage  Loan or, in the case of a Mortgage  Loan  purchased  by the  Special  Servicer,  any unreimbursed  Advances and Servicing  Advances  payable to any Servicer (other than the Servicer or Special  Servicer,  as the case may be, which is purchasing such Mortgage Loans) and (iv) with  respect to any purchase by the Seller pursuant to  Section 2.03,  any costs and damages actually  incurred and paid by or on behalf of the Trust in connection with any breach of the  representation  and warranty set forth in Schedule  III(viii) as  a result of a violation of a predatory or abusive  lending law  applicable to such Mortgage  Loan.
With respect to any Mortgage Loan required or allowed to be purchased,  the Special Servicer, the Certificateholder,  the Seller or the
Depositor,  as applicable,  shall deliver to the Trustee and the Trust Administrator an Officer's  Certificate as to the calculation of the Purchase Price.

                  Qualified  Insurer:  A mortgage guaranty  insurance company duly qualified as such under the laws of the state of its principal  place of business and each state having  jurisdiction  over such insurer in connection  with the insurance  policy issued by such insurer,  duly  authorized and licensed in such states to transact a mortgage  guaranty  insurance  business in such states and to write the insurance  provided by the insurance  policy issued by it, approved as a FNMA or FHLMC approved  mortgage insurer or having a claims paying ability rating of at least "AA" or equivalent rating by a nationally  recognized  statistical  rating  organization.  Any replacement  insurer  with  respect to a Mortgage  Loan must have at least as high a claims  paying  ability  rating as the  insurer it replaces had on the Closing Date.

                  Qualified  Substitute  Mortgage Loan:  One or more Mortgage  Loans  substituted by the Seller for one or more Deleted
Mortgage  Loans which must,  on the date of such  substitution,  as confirmed in a Request for  Release,  substantially  in the form of
Exhibit K,  individually or in the aggregate and on a weighted average basis, as applicable (i) have a Stated Principal Balance,  after deduction of the principal portion of the Scheduled  Payment due in the month of substitution,  not in excess of, and not more than 10%
less than the Stated  Principal  Balance of the Deleted Mortgage Loan;  (ii) be accruing  interest at a rate no lower than and not more than 1% per annum higher than, that of the Deleted  Mortgage Loan;  (iii) have a Loan to Value Ratio no higher than that of the Deleted
Mortgage  Loan;  (iv) have a remaining  term to maturity not more than one year greater than or less than that of the Deleted  Mortgage
Loan;  provided that the remaining term to maturity of any such Mortgage Loan shall be no greater than the last maturing  Mortgage Loan immediately  prior to any  substitution;  (v) have a Maximum  Mortgage Rate and Minimum Mortgage Rate not less than the respective such rates for the Deleted  Mortgage  Loan,  have a Gross Margin equal to or greater than the Deleted  Mortgage Loan and have the same Index as the Deleted  Mortgage  Loan;  (vi) not be a Cooperative  Loan unless the Deleted  Mortgage  Loan was a  Cooperative  Loan and (vii)
comply with each representation and warranty set forth in Section 2.03(b).

                  Rating  Agency:  Each of Moody's and S&P or any successor to any of them, so long as such entity is rating any of the
Certificates.

                  Ratings:  As of any date of  determination,  the  ratings,  if any,  of the  Certificates  as  assigned by the Rating
Agencies.

                  Realized Loss: With respect to any Mortgage Loan, (1) with respect to each  Liquidated  Mortgage Loan, an amount (not less than zero or more than the Stated  Principal  Balance of the Mortgage Loan) as of the date of such  liquidation,  equal to (i) the
Stated Principal Balance of the Liquidated  Mortgage Loan as of the date of such liquidation,  plus (ii) interest at the applicable Net
Mortgage Rate from the related Due Date as to which interest was last paid or advanced (and not  reimbursed) to  Certificateholders  up to the related Due Date in the month in which  Liquidation  Proceeds are required to be distributed on the Stated Principal  Balance of such Liquidated Mortgage Loan from time to time, minus (iii) the Net Liquidation  Proceeds,  if any, received during the month in which such  liquidation  occurred,  to the extent  applied as  recoveries  of  interest  at the Net  Mortgage  Rate and to  principal  of the
Liquidated  Mortgage Loan;  (2) for any Mortgage Loan subject to a Deficient  Valuation,  the excess of the Stated Principal Balance of that Mortgage Loan over the principal  amount as reduced in connection with the proceedings  resulting in the Deficient  Valuation;  or
(3) for any Debt Service  Reduction  Mortgage  Loan,  the present value of all monthly Debt Service  Reductions  on the Mortgage  Loan, assuming that the mortgagor pays each Scheduled  Payment on the applicable Due Date and that no Principal  Prepayments  are received on the Mortgage Loan, discounted at the applicable Mortgage Rate.

                  Realized  Losses  allocated to the Class 6-X  Certificates  shall be allocated  first to REMIC III  Regular  Interest
6-X-IO in reduction of the accrued but unpaid  interest  thereon until such accrued and unpaid interest shall have been reduced to zero and then to REMIC III Regular Interest 6-X-PO in reduction of the principal balance thereof.

                  Recognition  Agreement:  An Agreement  among a Cooperative  Corporation,  a lender and a Mortgagor  with respect to a
Cooperative Loan whereby such parties  (i) acknowledge  that such lender may make, or intends to make, such Cooperative Loan, (ii) make certain agreements with respect to such Cooperative Loan.

                  Record Date: With respect to any Distribution  Date and the Certificates  other than the LIBOR  Certificates  held in
Book-Entry  Form on such  Distribution  Date, the close of business on the last Business Day of the month  preceding the month in which the applicable  Distribution Date occurs.  With respect to any Distribution Date and the LIBOR  Certificates held in Book-Entry Form on such Distribution Date, the close of business on the Business Day immediately preceding such Distribution Date.

                  Recovery:  With respect to any Distribution Date and Mortgage Loan that became a Liquidated  Mortgage Loan in a month preceding  the month prior to the  Distribution  Date,  an amount  received in respect of  principal  on such  Mortgage  Loan which has previously  been  allocated  as a Realized  Loss or Applied  Loss  Amount to a Class or Classes of  Certificates,  net of  reimbursable expenses.

                  Reference  Bank Rate:  With  respect to any  Accrual  Period  relating  to the LIBOR  Certificates  as  follows:  the arithmetic  mean  (rounded  upwards,  if  necessary,  to the nearest one sixteenth of a percent) of the offered rates for United States dollar  deposits for one month which are offered by the Reference  Banks as of 11:00 A.M.,  London time, on the Interest  Determination
Date prior to the first day of such Accrual Period to prime banks in the London  interbank  market for a period of one month in amounts approximately  equal to the aggregate  Class  Principal  Balance of the LIBOR  Certificates;  provided that at least two such Reference
Banks  provide such rate. If fewer than two offered rates appear,  the  Reference  Bank Rate will be the  arithmetic  mean of the rates quoted by one or more major banks in New York City,  selected by the Trust  Administrator  after  consultation  with DLJMC, as of 11:00
A.M.,  New York City  time,  on such date for loans in U.S.  Dollars  to  leading  European  banks for a period of one month in amounts approximately  equal to the aggregate Class Principal  Balance of the LIBOR  Certificates.  If no such quotations can be obtained,  the
Reference Bank Rate shall be the Reference Bank Rate applicable to the preceding Accrual Period.

                  Reference  Banks:  Three  major  banks  that are  engaged  in the  London  interbank  market,  selected  by the Trust
Administrator after consultation with DLJMC.

                  Registration  Statement:  That certain registration  statement on Form S-3, as amended (Registration No. 333-127872), relating to the offering by the Depositor from time to time of its Mortgage-Backed  Pass-Through  Certificates  (Issuable in Series) as
heretofore declared effective by the Securities and Exchange Commission.

                  Regular Certificates:  All of the Certificates other than the Class AR and Class AR-L Certificates.

                  Regulation AB: Means Subpart 229.1100 - Asset Backed Securities (Regulation AB), 17 C.F.R.  §§229.1100 - 229.1123, as
such may be amended from time to time, and subject to such  clarification  and  interpretation  as have been provided by the Commission in the adopting release (Asset-Backed  Securities,  Securities Act Release No. 33-8518, 70 Red. Reg. 1,506, 1,531 (Jan. 7, 2005)) or by
the staff of the Commission, or as may be provided by the Commission or its staff from time to time.

                  Relevant  Servicing  Criteria:  The Servicing Criteria  applicable to the various parties,  as set forth on Exhibit R attached hereto.  For  clarification  purposes,  multiple parties can have  responsibility  for the same Relevant  Servicing  Criteria.
With respect to a Servicing Function Participant engaged by the Master Servicer,  each Servicer,  the Trust Administrator,  the Trustee or each Servicer,  the term "Relevant  Servicing Criteria" may refer to a portion of the Relevant Servicing Criteria applicable to such parties

                  Relief Act:  The Servicemembers Civil Relief Act, as amended, and any similar state or local law.

                  Relief Act  Reductions:  With respect to any  Distribution  Date and any  Mortgage  Loan as to which there has been a reduction in the amount of interest  collectible  thereon for the most recently ended calendar month as a result of the  application of the Relief Act, the amount,  if any, by which  (i) interest  collectible  on such Mortgage Loan for the most  recently  ended  calendar month is less than (ii) interest accrued thereon for such month pursuant to the Mortgage Note.

                  REMIC:  A "real estate  mortgage  investment  conduit,"  within the meaning of  Section 860D  of the Code.  Reference herein to REMIC refers to each REMIC created by the Preliminary Statement.

                  REMIC Election:  An election, for federal income tax purposes, to treat certain assets as a REMIC.

                  REMIC I Available  Distribution Amount: For each of Loan Group 1,  Loan Group 2,  Loan Group 3, Loan Group 4 and Loan
Group 5, for any Distribution Date, the Available Distribution Amount for such Loan Group.

                  REMIC I  Distribution  Amount: For any Distribution Date, the REMIC I Available  Distribution Amounts shall be deemed distributed to REMIC III,  as the holder of the REMIC I Regular Interests,  and to Holders of the Class AR-L Certificates in respect of
Component I thereof, pursuant to Section 4.01(IV)(a)(i), in the following amounts and priority:

                  (a)      To the extent of the REMIC I Available Distribution Amount for Loan Group 1:

                           (i)      first,   to  Class Y-1  and  Class Z-1   Regular   Interests  and  Component I  of  the  Class AR-L
         Certificates,  concurrently,  the  Uncertificated  Accrued  Interest or accrued  interest,  as  applicable,  for such  Classes remaining unpaid from previous Distribution Dates, pro rata according to their respective shares of such unpaid amounts;

                           (ii)     second,  to the  Class Y-1 and  Class Z-1  Regular  Interests  and  Component I  of the  Class AR-L
         Certificates,  concurrently,  the Uncertificated Accrued Interest or accrued interest, as applicable, for such Classes for the current Distribution Date, pro rata according to their respective Uncertificated Accrued Interest;

                           (iii)    third, to Component I of the Class AR-L  Certificates,  until the  Certificate  Balance thereof has been reduced to zero; and

                           (iv)     fourth,  to the Class Y-1 and Class Z-1 Regular  Interests,  the Class Y-1  Principal  Distribution
         Amount and the Class Z-1 Principal Distribution Amount, respectively.

                  (b)      To the extent of the REMIC I Available Distribution Amount for Loan Group 2:

                           (i)      first, to the Class Y-2 and Class Z-2 Regular Interests,  concurrently,  the Uncertificated Accrued
         Interest for such Classes  remaining unpaid from previous  Distribution  Dates, pro rata according to their respective  shares of such unpaid amounts;

                           (ii)     second, to the Class Y-2 and Class Z-2 Regular Interests,  concurrently, the Uncertificated Accrued
         Interest for such Classes for the current  Distribution  Date, pro rata according to their respective  Uncertificated  Accrued
         Interest; and

                           (iii)    third,  to the Class Y-2 and Class Z-2  Regular  Interests,  the Class Y-2  Principal  Distribution
         Amount and the Class Z-2 Principal Distribution Amount, respectively.

                  (c)      To the extent of the REMIC I Available Distribution Amount for Loan Group 3:

                           (i)      first, to the Class Y-3 and Class Z-3 Regular Interests,  concurrently,  the Uncertificated Accrued
         Interest for such Classes  remaining unpaid from previous  Distribution  Dates, pro rata according to their respective  shares of such unpaid amounts;

                           (ii)     second, to the Class Y-3 and Class Z-3 Regular Interests,  concurrently, the Uncertificated Accrued
         Interest for such Classes for the current  Distribution  Date, pro rata according to their respective  Uncertificated  Accrued
         Interest; and

                           (iii)    third,  to the Class Y-3 and Class Z-3  Regular  Interests,  the Class Y-3  Principal  Distribution
         Amount and the Class Z-3 Principal Distribution Amount, respectively.

                  (d)      To the extent of the REMIC I Available Distribution Amount for Loan Group 4:

                           (i)      first, to the Class Y-4 and Class Z-4 Regular Interests,  concurrently,  the Uncertificated Accrued
         Interest for such Classes  remaining unpaid from previous  Distribution  Dates, pro rata according to their respective  shares of such unpaid amounts;

                           (ii)     second, to the Class Y-4 and Class Z-4 Regular Interests,  concurrently, the Uncertificated Accrued
         Interest for such Classes for the current  Distribution  Date, pro rata according to their respective  Uncertificated  Accrued
         Interest; and

                           (iii)    third,  to the Class Y-4 and Class Z-4  Regular  Interests,  the Class Y-4  Principal  Distribution
         Amount and the Class Z-4 Principal Distribution Amount, respectively.

                  (e)      To the extent of the REMIC I Available Distribution Amount for Loan Group 5:

                           (i)      first, to the Class Y-5 and Class Z-5 Regular Interests,  concurrently,  the Uncertificated Accrued
         Interest for such Classes  remaining unpaid from previous  Distribution  Dates, pro rata according to their respective  shares of such unpaid amounts;
                           (ii)     second, to the Class Y-5 and Class Z-5 Regular Interests,  concurrently, the Uncertificated Accrued
         Interest for such Classes for the current  Distribution  Date, pro rata according to their respective  Uncertificated  Accrued
         Interest; and

                           (iii)    third,  to the Class Y-5 and Class Z-5  Regular  Interests,  the Class Y-5  Principal  Distribution
         Amount and the Class Z-5 Principal Distribution Amount, respectively.

                  (f)      To the extent of the REMIC I  Available  Distribution  Amounts for such  Distribution  Date remaining  after payment of the amounts pursuant to paragraphs (a) through (e) of this definition of "REMIC I Distribution Amount":

                           (i)      first, to each Class of  REMIC I Class Y and Class Z Regular  Interests,  pro rata according to the amount of unreimbursed  Realized Losses allocable to principal  previously  allocated to each such Class;  provided,  however, that any amounts distributed  pursuant to this paragraph (f)(i) of this definition of "REMIC I  Distribution Amount" shall not cause a reduction in the Uncertificated Principal Balances of any of the Class Y and Class Z Regular Interests; and

                           (ii)     second, to the Class AR-L Certificates in respect of Component I thereof, any remaining amount.

                  REMIC I Realized Losses: Realized Losses on the Group 1,  Group 2,  Group 3, Group 4 and Group 5 Mortgage Loans shall be allocated to the REMIC I Regular  Interests as follows:  (1) the interest portion of Realized Losses and Net Interest  Shortfalls on the Group 1 Loans, if any, shall be allocated  between the Class Y-1 and Class Z-1  Regular  Interests pro rata according to the amount of interest accrued but unpaid thereon,  in reduction thereof;  (2) the interest portion of Realized Losses and Net Interest Shortfalls on the Group 2  Loans,  if any,  shall be allocated  between the Class Y-2 and Class Z-2  Regular  Interests pro rata  according to the amount of interest  accrued but unpaid  thereon,  in reduction  thereof;  (3) the interest  portion of Realized Losses and Net Interest
Shortfalls on the Group 3 Loans, if any, shall be allocated  between the Class Y-3 and Class Z-3  Regular  Interests pro rata according to the amount of interest  accrued but unpaid  thereon,  in  reduction  thereof;  (4) the interest  portion of Realized  Losses and Net
Interest  Shortfalls on the Group 4 Loans, if any, shall be allocated  between the Class Y-4 and Class Z-4  Regular  Interests pro rata according to the amount of interest accrued but unpaid thereon,  in reduction thereof;  and (4) the interest portion of Realized Losses and Net Interest  Shortfalls on the Group 5 Loans,  if any, shall be allocated  between the Class Y-5 and Class Z-5  Regular  Interests pro rata according to the amount of interest accrued but unpaid thereon,  in reduction  thereof.  Any interest portion of such Realized
Losses in excess of the amount  allocated  pursuant  to the  preceding  sentence  shall be treated as a  principal  portion of Realized
Losses not  attributable  to any  specific  Mortgage  Loan in such  Group and  allocated  pursuant  to the  succeeding  sentences.  The principal  portion of Realized  Losses with  respect to the  Group 1,  Group 2,  Group 3,  Group 4 and Group 5 Mortgage  Loans shall be allocated to the REMIC I  Regular  Interests as follows:  (1) the  principal  portion of Realized  Losses on the Group 1 Loans shall be allocated,  first, to the Class Y-1  Regular  Interest to the extent of the Class Y-1  Principal  Reduction  Amount in reduction of the
Uncertificated  Principal  Balance of such Regular  Interest and,  second,  the remainder,  if any, of such  principal  portion of such
Realized Losses shall be allocated to the Class Z-1  Regular  Interest in reduction of the  Uncertificated  Principal  Balance thereof;
(2) the principal  portion of Realized Losses on the Group 2 Loans shall be allocated,  first, to the Class Y-2 Regular Interest to the extent of the Class Y-2 Principal  Reduction Amount in reduction of the Uncertificated  Principal Balance of such Regular Interest and, second,  the remainder,  if any, of such principal portion of such Realized Losses shall be allocated to the Class Z-2 Regular Interest in reduction of the Uncertificated  Principal Balance thereof;  (3) the principal portion of Realized Losses on the Group 3 Loans shall be allocated,  first, to the Class Y-3 Regular Interest to the extent of the Class Y-3  Principal  Reduction Amount in reduction of the
Uncertificated  Principal  Balance of such Regular  Interest and,  second,  the remainder,  if any, of such  principal  portion of such
Realized Losses shall be allocated to the Class Z-3  Regular  Interest in reduction of the  Uncertificated  Principal  Balance thereof;
(4) the principal  portion of Realized Losses on the Group 4 Loans shall be allocated,  first, to the Class Y-4 Regular Interest to the extent of the Class Y-4 Principal  Reduction Amount in reduction of the Uncertificated  Principal Balance of such Regular Interest and, second,  the remainder,  if any, of such principal portion of such Realized Losses shall be allocated to the Class Z-4 Regular Interest in reduction of the  Uncertificated  Principal  Balance thereof;  and (5) the principal portion of Realized Losses on the Group 5 Loans shall be allocated,  first, to the Class Y-5  Regular Interest to the extent of the Class Y-5  Principal  Reduction Amount in reduction of the  Uncertificated  Principal  Balance of such Regular Interest and, second,  the remainder,  if any, of such principal  portion of such  Realized  Losses shall be allocated to the  Class Z-5  Regular  Interest in  reduction of the  Uncertificated  Principal  Balance thereof.  For any Distribution Date,  reductions in the Uncertificated  Principal Balances of the Class Y and Class Z Regular Interests
pursuant to this  definition  of Realized  Loss shall be  determined,  and shall be deemed to occur,  prior to any  reductions  of such
Uncertificated Principal Balances by distributions on such Distribution Date.

                  REMIC II  Available  Distribution  Amount:  The sum of the Interest  Remittance  Amount and the Principal  Remittance
Amount.

                  REMIC II  Distribution Amount: For any Distribution Date, the REMIC II Available  Distribution Amount shall be deemed distributed to REMIC III,  as the holder of the REMIC II Regular  Interests,  and to Holders of the Class AR-L  Certificates in respect of Component II thereof, pursuant to Section 4.01(IV)(a)(ii), in the following amounts and priority:

                  (a) first,  to the REMIC II  Regular  Interests,  pro rata,  in an amount equal to (A) their  Uncertificated  Accrued
Interest for such Distribution Date, plus (B) any amounts in respect thereof remaining unpaid from previous Distribution Dates;

                  (b) second:

                           (i)      to REMIC II Regular Interests LT2, LT3 and LT4, their respective Principal Distribution Amounts;

                           (ii)     to REMIC II Regular Interest LT1 its Principal Distribution Amount;

                           (iii)    any remainder to REMIC II Regular Interest LT1, until the Uncertificated  Principal Balance thereof has been reduced to zero;

                           (iv)     any  remainder  to REMIC II  Regular  Interests  LT2,  LT3 and LT4,  pro rata,  according  to their respective  Uncertificated  Principal  Balances  as reduced by the  distributions  made  pursuant  to (i) above,  until  their respective Uncertificated Principal Balances have been reduced to zero;

                   (c) third, to the extent of the REMIC II  Available  Distribution  Amount for such Distribution Date remaining after payment of the amounts pursuant to paragraphs (a) and (b) of this definition of "REMIC II Distribution Amount" as follows:

                           (i)      first, to the REMIC II Regular Interests,  pro rata, to the extent of any Realized Losses allocated to such REMIC II Regular  Interests on such Distribution  Date or any prior  Distribution  Date and not previously  reimbursed pursuant to this  paragraph;  provided,  however,  that any amounts  distributed  pursuant to this  paragraph  (c)(i) of  this definition of "REMIC II  Distribution  Amount" shall not cause a reduction in the  Uncertificated  Principal Balance of any of
         the REMIC II Regular Interests; and

                           (ii)     second, to the Class AR-L Certificates in respect of Component II thereof, any remaining amount.

                  REMIC II Principal  Reduction Amounts:  For any Distribution Date, the amounts by which the Uncertificated  Principal
Balances of the REMIC II  Regular  Interests will be reduced on such  Distribution  Date by the  allocation of Realized  Losses and the distribution of principal, determined as follows:

         For purposes of the succeeding formulas the following symbols shall have the meanings set forth below:

         Y1 =     the Uncertificated  Principal Balance of REMIC II Regular Interest LT1 after  distributions on the prior Distribution
Date.

         Y2 =     the Uncertificated  Principal Balance of REMIC II Regular Interest LT2 after  distributions on the prior Distribution
Date.

         Y3 =     the Uncertificated  Principal Balance of REMIC II Regular Interest LT3 after  distributions on the prior Distribution
Date.

         Y4 =     the Uncertificated  Principal Balance of REMIC II Regular Interest LT4 after  distributions on the prior Distribution
Date (note:  Y3 = Y4).

         ΔY1 =    the REMIC II Regular Interest LT1 Principal Reduction Amount.

         ΔY2 =    the REMIC II Regular Interest LT2 Principal Reduction Amount.

         ΔY3 =    the REMIC II Regular Interest LT3 Principal Reduction Amount.

         ΔY4 =    the REMIC II Regular Interest LT4 Principal Reduction Amount.

         P0 =     the  aggregate  Uncertificated  Principal  Balance of the REMIC II  Regular  Interests  after  distributions  and the allocation of Realized Losses on the prior Distribution Date.

         P1 =     the  aggregate  Uncertificated  Principal  Balance of the REMIC II  Regular  Interests  after  distributions  and the allocation of Realized Losses to be made on such Distribution Date.

         ΔP =     P0 - P1 = the aggregate of the REMIC II Regular Interests LT1, LT2, LT3 and LT4 Principal Reduction Amounts.

               =  the aggregate of the principal portions of Realized Losses to be allocated to, and the principal  distributions to be made on, the Group 6  Certificates on such Distribution  Date (including  distributions of accrued and unpaid interest on the Class 6-X
Certificates for prior Distribution Dates).

         R0 =     the Net Funds Cap  (stated  as a monthly  rate)  after  giving  effect to amounts  distributed  and  Realized  Losses allocated on the prior Distribution Date.

         R1 =     the Net Funds Cap (stated as a monthly rate) after giving effect to amounts to be distributed  and Realized Losses to be allocated on such Distribution Date.

         α =      (Y2 + Y3)/P0.  The initial value of a on the Closing Date for use on the first Distribution Date shall be 0.0001.

         γ0 =     the lesser of (A) the sum for all Classes of LIBOR  Certificates  of the product for each  Class of (i) the lesser of
(x) the monthly interest rate for such Class and (y) the Net Funds  Cap applicable  for  distributions to be made on such  Distribution
Date and (ii) the aggregate Certificate  Principal Balance for such Class after  distributions and the allocation of Realized Losses on the prior Distribution Date and (B) R0*P0.

         γ1  =    the lesser of (A) the sum for all Classes of LIBOR  Certificates  of the product for each Class of  (i) the lesser of
(x) the monthly interest rate for such Class and (y) the Net Funds  Cap applicable  for distributions to be made on the next succeeding
Distribution  Date and (ii) the  aggregate  Certificate  Principal  Balance for such  Class after  distributions  and the allocation of
Realized Losses to be made on such Distribution Date and (B) R1*P1.

         Then, based on the foregoing definitions:

         ΔY1 =    ΔP - ΔY2 - ΔY3 - ΔY4;

         ΔY2 =    (α/2){( γ0R1 - γ1R0)/R0R1};

         ΔY3 =    αΔP - ΔY2; and

         ΔY4 =    ΔY3.

         if both ΔY2 and ΔY3, as so determined, are non-negative numbers.  Otherwise:

         (1)      If ΔY2, as so determined, is negative, then

         ΔY2 = 0;

         ΔY3 = α{γ1R0P0 - γ0R1P1}/{γ1R0};

         ΔY4 = ΔY3; and

         ΔY1 = ΔP - ΔY2 - ΔY3 - ΔY4.

         (2)      If ΔY3, as so determined, is negative, then

         ΔY3 = 0;

         ΔY2 = α{γ1R0P0 - γ0R1P1}/{2R1R0P1 -  γ1R0};

         ΔY4 = ΔY3; and

         ΔY1 = ΔP - ΔY2 - ΔY3 - ΔY4.

The Principal Reduction Amount ΔY1 shall be allocated to REMIC II Regular Interest LT1.

                  REMIC II  Realized Losses:  Realized Losses on the Group 6 Mortgage Loans for the related  Collection Period shall be allocated to REMIC II  Regular  Interests  LT1, LT2, LT3 and LT4, in reduction of the  Uncertificated  Principal  Balances  thereof and interest accrued  thereon,  as follows:  (i) the  interest  portion of Realized Losses,  if any, shall be allocated pro rata to accrued interest on REMIC II Regular Interests LT1, LT2, LT3 and LT4, to the extent of such accrued interest,  and (ii) any  remaining interest portions of Realized  Losses and any principal  portions of Realized  Losses shall be treated as principal  portions of Realized Losses and allocated  (i) to  REMIC II  Regular  Interest LT2,  REMIC II  Regular  Interest LT3 and REMIC II  Regular  Interest LT4,  pro rata according to their  respective  Principal  Reduction  Amounts,  provided that such allocation to each of REMIC II Regular Interest LT2,
REMIC II Regular Interest LT3 and REMIC II Regular  Interest LT4 shall not exceed their respective  Principal  Reduction  Amounts,  and
(ii) any  Realized Losses not allocated to any of REMIC II  Regular Interest LT2,  REMIC II  Regular  Interest LT3 and REMIC II Regular
Interest LT4  pursuant  to the  provisos  of clause  (i)   above  shall be  allocated  to  REMIC II  Regular  Interest  LT1,  until the
Uncertificated  Principal  Balance  thereof  shall  have been  reduced  to zero.  Any  Realized  Losses on the Group 6  Mortgage  Loans remaining after the allocations made in the preceding  sentences shall be allocated among REMIC II  Regular  Interests LT2, LT3 and LT4 pro-rata  according to their  respective  Uncertificated  Principal  Balances as reduced by the  allocations in the preceding  sentence until such Uncertificated Principal Balances shall have been reduced to zero.

                  REMIC II Regular Interest LT1 Principal  Distribution  Amount:  For any Distribution Date, the excess, if any, of the
REMIC II Regular  Interest LT1 Principal  Reduction  Amount for such  Distribution  Date over the Realized Losses allocated to REMIC II
Regular Interest LT1 on such Distribution Date.

                  REMIC II Regular Interest LT2 Principal  Distribution  Amount:  For any Distribution Date, the excess, if any, of the
REMIC II Regular  Interest LT2 Principal  Reduction  Amount for such  Distribution  Date over the Realized Losses allocated to REMIC II
Regular Interest LT2 on such Distribution Date.
                  REMIC II Regular Interest LT3 Principal  Distribution  Amount:  For any Distribution Date, the excess, if any, of the
REMIC II Regular  Interest LT3 Principal  Reduction  Amount for such  Distribution  Date over the Realized Losses allocated to REMIC II
Regular Interest LT3 on such Distribution Date.

                  REMIC II Regular Interest LT4 Principal  Distribution  Amount:  For any Distribution Date, the excess, if any, of the
REMIC II Regular  Interest LT4 Principal  Reduction  Amount for such  Distribution  Date over the Realized Losses allocated to REMIC II
Regular Interest LT4 on such Distribution Date.

                  REMIC  Provisions:  The  provisions of the federal  income tax law relating to REMICs,  which appear at Sections 860A through 860G of the Code, and related provisions and regulations  promulgated  thereunder,  as the foregoing may be in effect from time to time.

                  REMIC Regular  Interest:  Any of the REMIC I Regular  Interests,  REMIC II  Regular  Interests and REMIC III  Regular
Interests.

                  REO Disposition:  The final sale by Wells Fargo, in its capacity as Servicer, of any REO Property.

                  REO Disposition  Fee:  With  respect to each REO  Disposition,  the greater of (i) $1,200 or (ii) one percent (1%) of the final sales price of such REO Disposition;  provided that the real estate broker  commission with respect to the liquidation of the
REO  property  is equal to or less than 5% except in such cases  where the  property  value is less than  $100,000  or the  property is located in a rural area and market  conditions  require the Servicer to pay a real estate  broker  commission  greater than 5% or prior written consent has been obtained from CSFB or their authorized representative.

                  REO Property:  A Mortgaged Property acquired by the Trust Fund through  foreclosure or deed-in-lieu of foreclosure in connection with a defaulted Mortgage Loan.

                  Required Insurance Policy:  With respect to any  Non-Designated  Mortgage Loan, any insurance policy that is required to be maintained from time to time under this Agreement in respect of such Mortgage Loan or the related Mortgaged Property.

                  Residual Certificates:  The Class AR Certificates and Class AR-L Certificates.

                  Responsible Officer:  When used with respect to the Trust Administrator,  shall mean any officer within the corporate trust  department of the Trust  Administrator,  including any Assistant Vice President,  the Secretary,  any Vice President,  Assistant
Secretary,  the  Treasurer,  any Assistant  Treasurer,  any Trust Officer or any other officer of the Trust  Administrator  customarily performing  functions  similar to those  performed by any of the above  designated  officers and any officer within the Corporate Trust
Department having direct  responsibility  for the administration of this Agreement.  When used with respect to the Trustee,  shall mean any officer within the Corporate Trust  Department  having direct  responsibility  for the  administration  of this Agreement and also, with respect to a particular  matter,  any other  officer to whom such matter is referred  because of such  officer's  knowledge of and familiarity with the particular subject.

                  Rolling Three Month  Delinquency  Rate: For any  Distribution  Date will be the fraction,  expressed as a percentage, equal to the average of the Delinquency  Rates for each of the three (or one and two, in the case of the first and second  Distribution
Dates) immediately preceding months.

                  Rule 144A:  Rule 144A under the 1933 Act, as in effect from time to time.

                  S&P:  Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., or any successor thereto.

                  Scheduled  Payment:  The  scheduled  monthly  payment on a Mortgage  Loan due on any Due Date  allocable to principal and/or interest on such Mortgage Loan pursuant to the terms of the related Mortgage Note.

                  Sarbanes-Oxley  Act: The  Sarbanes-Oxley  Act of 2002 and the rules and  regulations  of the  Commission  promulgated thereunder (including any interpretations thereof by the Commission's staff).

                  Sarbanes-Oxley Certification:  As defined in Section 13.09.

                  Securities Act:  means the Securities Act of 1933, as amended, and the rules and regulations thereunder.

                  Security  Agreement:  With respect to a Cooperative  Loan, the agreement or mortgage  creating a security interest in favor of the originator of the Cooperative Loan in the related Cooperative Shares.

                  Seller:  DLJMC.

                  Senior Certificates:  As set forth in the Preliminary Statement.

                  Senior  Liquidation  Amount:  The Group 1 Senior  Liquidation  Amount,  the Group 2 Senior  Liquidation  Amount,  the
Group 3 Senior Liquidation Amount, the Group 4 Senior Liquidation Amount or Group 5 Senior Liquidation Amount, as applicable.

                  Senior Percentage:  The Group 1 Senior  Percentage,  Group 2 Senior  Percentage,  Group 3 Senior Percentage,  Group 4
Senior Percentage or Group 5 Senior Percentage, as applicable.

                  Senior Prepayment  Percentage:  The Senior Prepayment Percentage for any Distribution Date occurring during the seven years beginning on the first  Distribution  Date for each of Loan Group 1,  Loan Group 2,  Loan Group 3,  Loan Group 4 and Loan Group 5
will equal 100%. The Senior  Prepayment  Percentage  for any  Distribution  Date  occurring on or after the seventh  anniversary of the first  Distribution  Date for each such Loan Group will be as follows:  for any  Distribution  Date in the first year  thereafter,  the related Senior Percentage plus 70% of the related  Subordinate  Percentage for such Distribution Date; for any Distribution Date in the second year thereafter,  the related Senior Percentage plus 60% of the related  Subordinate  Percentage for such Distribution Date; for any Distribution Date in the third year thereafter,  the related Senior Percentage plus 40% of the related  Subordinate  Percentage for such  Distribution  Date;  for any  Distribution  Date in the fourth year  thereafter,  the related Senior  Percentage  plus 20% of the related  Subordinate  Percentage  for such  Distribution  Date; and for any  Distribution  Date after the fourth year  thereafter,  the related Senior Percentage for such Distribution Date.

                  Notwithstanding  the  foregoing,  on any  Distribution  Date and with respect to Loan  Group 1,  Loan  Group 2,  Loan
Group 3,  Loan Group 4 or Loan Group 5 if the Senior Percentage  exceeds the initial related Senior  Percentage,  the Senior Prepayment
Percentage for each Group for that  Distribution  Date will equal 100%,  (ii) if on or before the Distribution  Date in  February 2009, the Class C-B  Percentage  is greater than or equal to twice the Class C-B  Percentage as of the Closing Date, in which case the Senior
Prepayment  Percentage for each Group will  equal the related Senior  Percentage,  plus 50% of the related  Subordinate  Percentage for that  Distribution  Date, and if after the Distribution  Date in  February 2009,  the Class C-B  Percentage is greater than or equal to twice  the  Class C-B  Percentage  as of the  Closing  Date,  then the  Senior  Prepayment  Percentage  for each  such  Group for  such
Distribution Date will equal the related Senior Percentage).

                  Notwithstanding the foregoing,  the Senior Prepayment Percentage for any of Loan Group 1, Loan Group 2, Loan Group 3,
Loan  Group 4 or Loan Group 5 shall equal 100% for any  Distribution  Date as to which  (i) the  outstanding  principal  balance of the
Mortgage Loans in the related Loan Group,  delinquent 60 days or more  (including all REO Properties and Mortgage Loans in foreclosure)
(averaged over the preceding six month  period),  as a percentage of the related  aggregate  Subordinate  Component Balance  as of such
Distribution  Date is equal to or greater  than 50% or  (ii) cumulative  Realized  Losses for the  Mortgage  Loans in the related  Loan
Group exceed  (a) with  respect to any  Distribution  Date prior to the third  anniversary of the first  Distribution  Date, 20% of the related  aggregate  Subordinate  Component Balance  as of the Closing Date (the "Original  Subordinate  Principal  Balance"),  (b) with respect to any  Distribution  Date on or after the third  anniversary  but prior to the eighth  anniversary  of the first  Distribution
Date, 30% of the related Original  Subordinate  Principal  Balance,  (c) with  respect to any Distribution  Date on or after the eighth anniversary  but prior to the ninth  anniversary of the first  Distribution  Date, 35% of the related  Original  Subordinate  Principal
Balance,  (d) with respect to any Distribution  Date on or after the ninth  anniversary but prior to the tenth anniversary of the first
Distribution Date, 40% of the related Original  Subordinate  Principal  Balance,  (e) with respect to any Distribution Date on or after the tenth anniversary but prior to the eleventh  anniversary of the first  Distribution  Date, 45% of the related Original  Subordinate
Principal Balance and (f) with respect to any Distribution Date on or after the eleventh  anniversary of the first  Distribution  Date,
50% of the Original Subordinate Principal Balance.

                  If the Senior  Prepayment  Percentage for one Loan Group equals 100% due to the limitations set forth above, then the
Senior Prepayment Percentage for the other Loan Groups will equal 100%.

                  If on any  Distribution  Date the allocation to a Class of  Senior  Certificates  then entitled to  distributions  of
Principal  Prepayments and other amounts in the percentage  required above would reduce the outstanding Class Principal Balance of that
Class below zero, the distribution to that Class of Senior  Certificates of the Senior Prepayment  Percentage of those amounts for such
Distribution Date shall be limited to the percentage necessary to reduce the related Class Principal Balance to zero.

                  Senior Principal  Distribution  Amount: The Group 1 Senior Principal  Distribution  Amount,  Group 2 Senior Principal
Distribution  Amount,  Group 3 Senior Principal  Distribution  Amount,  Group 4 Senior Principal  Distribution Amount or Group 5 Senior
Principal Distribution Amount, as applicable.

                  Servicer Employee:  As defined in Section 3.16.

                  Service(s)(ing):  In accordance with Regulation AB, the act of servicing and  administering the Mortgage Loans or any other assets of the Trust by an entity that meets the  definition of "servicer'  set forth in Item 1101 of Regulation AB and is subject to the disclosure  requirements set forth in 1108 of Regulation AB. For clarification  purposes,  any uncapitalized  occurrence of this term shall have the meaning commonly understood by participants in the residential mortgage-backed securitization market.

                  Servicer  Mortgage  File:  All  documents  pertaining  to a Mortgage  Loan not required to be included in the Trustee
Mortgage File and held by the Master Servicer or the related Servicer or any Sub-Servicer.

                  Servicers:  SPS,  Wells Fargo and the Special  Servicer to the extent it has taken over the  servicing of one or more
Mortgage Loans pursuant to Section 3.17  and, in each case, any successor in interest  thereto or any successor  servicer  appointed as provided herein.

                  Servicing Advance:  With respect to the Non-Designated  Mortgage Loans, all customary,  reasonable and necessary "out of pocket"  costs and  expenses  incurred  prior to, on or after the Cut-off  Date in the  performance  by a Servicer of its  servicing obligations  related to such  Mortgage  Loans,  including,  but not  limited to, the cost  (including  reasonable  attorneys'  fees and disbursements)  of (i) the  preservation,  restoration  and protection of a Mortgaged  Property,  (ii) compliance  with the obligations under Section 3.11 and any enforcement or judicial  proceedings,  including  foreclosures,  (iii) the management and liquidation of any
REO Property  (including  default  management  and similar  services,  appraisal  services and real estate broker  services),  (iv) any expenses  incurred by a Servicer in connection with obtaining an  environmental  inspection or review pursuant to the second  paragraph of  Section 3.11(a),  (v) compliance  with the obligations under  Section 3.09,  (vi) locating any documents missing from the Trustee's
Mortgage  File and  (vii) obtaining  broker price  opinions.  In no event will any Servicer be required to make any  Servicing  Advance which would constitute a Nonrecoverable Advance.

                  With respect to the Designated Mortgage Loans,  Servicing Advance shall have the meaning assigned to such term in the related Designated Servicing Agreement.

                  Servicing  Criteria:  The  "servicing  criteria" set forth in Item 1122(d) of  Regulation  AB, as such may be amended from time to time.

                  Servicing  Fee: As to each Mortgage Loan and any  Distribution  Date, an amount equal to one month's  interest at the
Servicing Fee Rate on the Stated  Principal  Balance of such Mortgage  Loan as of the Due Date in the month of such  Distribution  Date
(prior to giving  effect to any Scheduled  Payments due on such  Mortgage  Loan on such Due Date),  subject to reduction as provided in
Section 3.14.

                  Servicing Fee Rate:  As to each Mortgage Loan, the per annum rate set forth on the Mortgage Loan Schedule.

                  Servicing Function Participant:  Any Sub-Servicer,  Subcontractor or any other Person, other than each Servicer,  the
Master Servicer,  the Trustee and the Trust Administrator,  that is performing  activities addressed by the Servicing Criteria,  unless such  Person's  activities  relate only to 5% or less of the Mortgage  Loans  (measured by aggregate  Stated  Principal  Balance of the
Mortgage  Loans,  annually at the  commencement of the calendar year prior to the year in which an Assessment of Compliance is required to be  delivered,  multiplied  by a fraction,  the  numerator  of which is the number of months  during which such  Servicing  Function
Participant  Services the related  Mortgage Loans and the  denominator of which is 12, or, in the case of the year in which the Closing
Date occurs, the number of months elapsed from the Cut-Off Date to the end of such calendar year).

                  Servicing  Officer:  Any officer of a Servicer involved in, or responsible for, the  administration  and servicing of the related Mortgage Loans whose name and specimen  signature appear on a list of servicing  officers  furnished to the Trustee and the
Trust  Administrator  by a Servicer on the Closing Date pursuant to this  Agreement,  as such list may from time to time be amended and delivered to the Trustee and Trust Administrator.

                  Special  Hazard Loss: A Realized  Loss (or portion  thereof)  with respect to a Mortgage Loan arising from any direct physical loss or damage to a Mortgaged  Property  (including  any Realized Loss due to the presence or suspected  presence of hazardous wastes or substances on mortgaged  property) which is not covered by a standard hazard  maintenance policy with extended coverage or by a flood  insurance  policy,  if applicable  (or which would not have been covered by such a policy had such a policy been  maintained), which is caused by or results from any cause  except:  (i) wear  and tear,  deterioration,  rust or  corrosion,  mold,  wet or dry rot, inherent vice or latent defect, animals, birds, vermin, insects; (ii) settling,  subsidence,  cracking, shrinkage, bulging or expansion of pavements,  foundations,  walls, floors, roofs or ceilings;  (iii) errors in design, faulty workmanship or faulty materials,  unless the collapse of the property or part thereof ensues and then only for the ensuing loss;  (iv) nuclear  or chemical  reaction or nuclear radiation  or  radioactive  or chemical  contamination,  all whether  controlled  or  uncontrolled,  and whether such loss be direct or indirect,  proximate or remote;  (v) hostile or warlike  action in time of peace or war,  including  action in hindering,  combating or defending  against an actual,  impending or expected  attack (a) by any government of sovereign  power,  de jure or de facto, or by any authority  maintaining or using military,  naval or air forces,  (b) by military,  naval or air forces,  or (c) by an agent of any such government,  power, authority or forces;  (vi) any weapon of war employing atomic fission or radioactive force whether in time of peace or war;  or  (vii) insurrection,  rebellion,  revolution,  civil  war,  usurped  power or action  taken by  governmental  authority  in hindering,  combating  or  defending  against  such  occurrence,  seizure or  destruction  under  quarantine  or  customs  regulations, confiscation by order of any government or public authority, or risks of contraband or illegal transportation or trade.

                  Special  Hazard  Loss  Coverage  Amount:  With  respect  to  the  Class C-B  Certificates,  as of the  Closing  Date,
$13,581,770.51  subject in each case to reduction  from time to time, to be an amount equal on any  Distribution  Date to the lesser of
(a) the greatest of (i) 1% of the Aggregate  Groups 1-5  Collateral  Balance,  (ii) twice the principal balance of the largest Mortgage
Loan in Loan Group 1,  Loan Group 2,  Loan Group 3,  Loan Group 4 and Loan Group 5 and (iii) the aggregate Stated Principal Balances of the Group 1,  Group 2,  Group 3,  Group 4 or Group 5 Mortgage Loans secured by Mortgaged  Properties  located in the single  California postal zip code area  having  the  highest  aggregate  principal  balance of any such zip code area and  (b) the  Special  Hazard  Loss
Coverage  Amount as of the Closing Date less the amount,  if any, of losses  attributable  to Special  Hazard  Losses  allocated to the
Class C-B  Certificates  since the Closing Date. All Stated Principal Balances for the purpose of this definition will be calculated as of the first day of the month  preceding  such  Distribution  Date after giving  effect to  scheduled  installments  of  principal  and interest on the  Mortgage  Loans then due,  whether or not paid.  The  Special  Hazard Loss  Coverage  Amount may be reduced  below the amount set forth above for any  Distribution  Date with the  consent of the Rating  Agencies  as  evidenced  by a letter of each Rating
Agency to the Trust  Administrator  to the effect that any such  reduction  will not result in a  downgrading  of the  current  ratings assigned to such Classes of Certificates rated by it.
                  Special Hazard Loss Coverage  Termination  Date:  The date on which the Special Hazard Loss Coverage  Amount has been reduced to zero.

                  Special Servicer: SPS, and its successors and permitted assigns.

                  Special  Serviced  Mortgage  Loan:  The Mortgage  Loans for which the Special  Servicer acts as servicer  pursuant to
Section 3.17.

                  SPS:  Select Portfolio Servicing, Inc., a Utah corporation, and its successors and assigns.

                  SPS Mortgage  Loans:  Any SPS Serviced  Mortgage Loans for which SPS has not entered into a subservicing  arrangement for such Mortgage Loan pursuant to Section 3.02 hereof.

                  SPS Serviced  Mortgage  Loans:  The Mortgage Loans  identified as such on the Mortgage Loan Schedule for which SPS is the applicable Servicer or the Special Servicer.

                  Standard Hazard Policy: Each standard hazard insurance policy or replacement therefor referred to in Section 3.09.

                  Startup Day:  The Closing Date.

                  Stated  Principal  Balance:  With respect to any Mortgage Loan and date of  determination,  the principal  balance of such Mortgage Loan as of the Cut-off Date, after  application of the principal  portion of all Scheduled  Payments due on or before the
Cut-off  Date,  whether or not  received,  minus the sum of (i) all  amounts  allocable  to  principal  that have been  distributed  to
Certificateholders  with respect to such Mortgage  Loan on or before that date of  determination  and (ii) any Realized  Losses on such
Mortgage Loan that have been allocated to one or more Classes of Certificates on or before that date of determination.

                  Stepdown  Date:  The date  occurring  on the later of (x) the  Distribution  Date in  March 2009  and  (y) the  first
Distribution Date on which the Group 6 Senior  Enhancement  Percentage  (calculated for this purpose after giving effect to payments or other  recoveries  in respect of the Mortgage  Loans in Loan Group 6 during the related  Collection  Period but before giving effect to payments on the Group 6 Certificates on such Distribution Date) is greater than or equal to 19.50%.

                  Stock Power:  With respect to a Cooperative  Loan, an  assignment  of the stock  certificate  or an assignment of the
Cooperative Shares issued by the Cooperative Corporation.

                  Streamlined  Mortgage Loan: A Mortgage Loan  originated in connection  with the refinance of a mortgage loan pursuant to the Seller's streamlined documentation program then in effect.

                  Subcontractor:  Any vendor,  subcontractor or other Person that (i) is a Servicing  Function  Participant and (ii) is not responsible for the overall servicing of Mortgage Loans but performs one or more discrete  functions  identified in Item 1122(d) of
Regulation AB with respect to Mortgage  Loans under the  direction or authority of any Servicer (or a  Sub-Servicer  of any  Servicer),
the Master Servicer, the Trustee or the Trust Administrator.

                  Subordinate Certificates:  As set forth in the Preliminary Statement.

                  Subordinate  Component Balance:  For any of Loan Group 1,  Loan Group 2, Loan Group 3, Loan Group 4 and Loan Group 5,
as of any date of determination,  the Aggregate Loan Group Balance of such Loan Group as of such date of  determination,  minus the sum of the then outstanding aggregate Class Principal Balance of the related Classes of Class A Certificates.

                  Subordinate  Liquidation Amount: For any Distribution Date and any of Loan Group 1,  Loan Group 2, Loan Group 3, Loan
Group 4 or Loan Group 5 the excess,  if any, of the  aggregate  Liquidation  Principal of all Mortgage  Loans in that Loan  Group which became  Liquidated  Mortgage  Loans during the calendar  month  preceding the  Distribution  Date over the Group 1  Senior  Liquidation
Amount,  Group 2 Senior  Liquidation  Amount,  Group 3 Senior Liquidation  Amount,  Group 4 Senior Liquidation Amount or Group 5 Senior
Liquidation Amount, as applicable, for such Distribution Date.

                  Subordinate  Percentage:  With respect to any Distribution Date and Loan Group 1,  Loan Group 2,  Loan Group 3,  Loan
Group 4 or Loan Group 5, the excess of 100% over the related Senior Percentage for that Distribution Date.

                  Subordinate  Prepayment  Percentage:  With respect to any  Distribution  Date and with respect to Loan Group 1,  Loan
Group 2,  Loan Group 3,  Loan Group 4 or Loan Group 5, 100% minus the related Senior Prepayment  Percentage for such Distribution Date;
provided,  however,  that if the aggregate  Class  Principal  Balance of the Senior  Certificates  related to such Loan  Group has been reduced to zero, then the Subordinate Prepayment Percentage for such Loan Group will equal 100%.

                  Subordinate  Principal  Distribution  Amount: With respect to any Distribution Date, the sum of the following amounts for each of Loan Group 1,  Loan Group 2,  Loan Group 3,  Loan Group 4 or Loan Group 5: (i) the  related  Subordinate  Percentage of the related Principal Payment Amount,  (ii) the related Subordinate  Prepayment  Percentage of the related Principal Prepayment Amount, and
(iii) the related  Subordinate  Liquidation  Amount;  less the amount of certain  cross-collateralization  payments as made pursuant to
Section 4.07.

                  Subordination  Level: With respect to any Distribution Date and any Class of Class C-B  Certificates,  the percentage obtained by dividing the sum of the Class Principal  Balances of all Classes of Class C-B  Certificates  which are subordinate in right of payment to such  Class by  the sum of the Class  Principal  Balances  of the  Group 1,  Group 2,  Group 3,  Group 4  and Group 5 and
Class C-B Certificates, in each case immediately prior to such Distribution Date.

                  Subservicing  Agreement:  An  agreement  between a Servicer  and a  Sub-Servicer  for the  servicing  of the  related
Mortgage Loans.

                  Substitution Adjustment Amount:  As defined in Section 2.03.

                  Sub-Servicer:  Any Person that (i) is a Servicing Function Participant, (ii) services Mortgage Loans on behalf of any
Servicer,  and (iii) is responsible for the performance  (whether  directly or through  sub-servicers or  Subcontractors)  of Servicing functions required to be performed under this Agreement,  any related  Designated  Servicing  Agreement or any sub-servicing  agreement that are identified in Item 1122(d) of Regulation AB.

                  Supplemental  Interest Account: As defined in Section 4.11  hereof. The Supplemental  Interest Account will not be an asset of any REMIC.

                  Supplemental  Interest Trust: The trust created pursuant to Section 4.11  herein and designated as the  "Supplemental
Interest Trust,"  consisting of the Swap Agreement,  the Supplemental  Interest Account and the right to receive Net Swap Payments from the Swap Counterparty.

                  Supplemental  Interest Trust Trustee:  The Trust  Administrator,  acting not in its individual capacity but solely as trustee of the Supplemental Interest Trust.

                  Supplemental Trust Payment:  An amount equal to the Swap Fee Amount for such Swap Payment Date.

                  Swap Agreement:  The swap agreement  relating to the  Class 6-A-1  Certificates  consisting of ISDA Master  Agreement
(Multicurrency  Cross-Border)  and a  schedule  dated  as of the  Closing  Date  and the  related  confirmation  thereto,  between  the
Supplemental  Interest Trust Trustee and the Swap  Counterparty,  as such agreement may be amended and  supplemented in accordance with its terms.

                  Swap Calculation  Period:  Each period from and including the Distribution  Date in the preceding  calendar month to, but excluding,  the related Distribution Date, except that the initial Swap Calculation Period will commence on, and include,  February
28,  2006 and the final  Swap  Calculation  Period  will end on,  but  exclude,  the Swap  Termination  Date,  provided  that such Swap
Calculation  Period shall be adjusted pursuant to the "Modified  Following Business Day Convention" (as defined in the Class 6-A-1 Swap
Agreement).

                  Swap Counterparty:  Credit Suisse International.

                  Swap Counterparty  Payment:  An amount equal to the product of (a) the Formula Rate for the Class 6-A-1  Certificates
for the related  Distribution  Date minus the excess of (1) the  Net Funds Cap for such  Distribution  Date over the  (2) the  Swap Fee
Rate,  (b) a  fraction,  the  numerator of which is the actual  number of days elapsed in the related Swap  Calculation  Period and the denominator of which is 360 and (c) the Swap Notional Amount.

                  Swap Counterparty  Reimbursement  Amount: With respect to any Distribution Date or Swap Payment Date, an amount equal to the sum of (1) the amount of any Swap Counterparty  Payment for such date, minus the amount of any Swap Fee Reimbursement  Amount or portion  thereof paid to the Swap  Counterparty  on such date,  (2) any  amount  described in  clause (1)  remaining  unpaid from prior
Distribution  Dates and Swap Payment Dates and  (3) interest on the amount in clause (2) for the related  Accrual Period  calculated on the basis of One-Month LIBOR plus the Certificate Margin for the Class 6-A-1 Certificates.

                  Swap  Counterparty  Trigger Event:  (i) an Event of Default (as defined in the Swap  Agreement) with respect to which the swap  counterparty  is a Defaulting  Party (as defined in the Swap  Agreement),  (ii) a  Termination  Event (as defined in the Swap
Agreement)  under the Swap  Agreement  with respect to which the Swap  Counterparty  is the sole Affected Party (as defined in the Swap
Agreement) or (iii) an  Additional  Termination Event (as defined in the Swap Agreement) under the Swap Agreement with respect to which the Swap Counterparty is the sole Affected Party.

                  Swap Event of Default:  An "Event of Default" as such term is defined in the Swap Agreement.

                  Swap Fee Amount:  An amount equal to the product of (a) the Swap Fee Rate, (b) a fraction,  the numerator of which is the actual  number of days  elapsed in the  related  Swap  Calculation  Period and the  denominator  of which is 360 and  (c) the  Swap
Notional Amount.

                  Swap Fee  Reimbursement  Amount:  With respect to any Swap Payment  Date,  an amount equal to the Swap Fee Amount for such Swap Payment Date minus the amount of the Net Swap Payment paid by the Supplemental Interest Trust for such Swap Payment Date.

                  Swap Fee Rate:  As defined in the Swap Agreement.

                  Swap Notional  Amount:  With respect to the Swap  Agreement and each Swap Payment Date, an amount equal to the lesser of (1) the  aggregate Class Principal  Balance of the Class 6-A-1  Certificates for the immediately  preceding  Distribution Date after giving  effect to  distributions  on such  Distribution  Date (or as of the Closing Date for the first  Distribution  Date) and (2) the
Aggregate Loan Group Balance for Loan Group 6 for the related Distribution Date.

                  Swap Payment Date:  The Business Day before each Distribution Date.

                  Swap  Suspension  Event:  With respect any  Distribution  Date,  either  (a) the  occurrence of a default by the Swap
Counterparty  under the Swap Agreement in the timely payment of any Net Swap Payment owed by the Swap  Counterparty to the Supplemental
Interest Trust on the related Swap Payment Date or (b) the Swap Agreement has been  terminated and no replacement  Swap Agreement is in force and effect.

                  Swap Termination Date:  Immediately  following the earlier to occur of (a) the Final Scheduled  Distribution Date and
(b) the  date on which the  Terminating  Entity has  purchased  all of the Group 6  Mortgage  Loans from the Trust,  unless  terminated earlier in accordance with the terms of the Swap Agreement.

                  Swap Termination Payment:  Upon the designation of an Early Termination Date (as defined in the Swap Agreement),  the payment  to be  made by the  Trust  to the  Supplemental  Interest  Account  for  payment  to the  Swap  Counterparty,  or by the  Swap
Counterparty  to the  Supplemental  Interest  Account  for  payment  to the Trust,  as  applicable,  pursuant  to the terms of the Swap
Agreement.

                  Targeted  Overcollateralization  Amount: For any Distribution Date prior to the Stepdown Date, 0.65% of the Aggregate
Loan Group Balance for Loan Group 6 as of the Cut-off  Date;  with respect to any  Distribution  Date on or after the Stepdown Date and with respect to which a Trigger Event is not in effect,  the greater of (a) 1.30% of the Aggregate  Loan Group Balance for Loan Group 6
for such  Distribution  Date, or (b) 0.50% of the Aggregate  Loan Group Balance for Loan Group 6 as of the Initial  Cut-off Date;  with respect to any  Distribution  Date on or after the Stepdown Date with respect to which a Trigger Event has occurred and is  continuing, the Targeted Overcollateralization Amount for the Distribution Date immediately preceding such Distribution Date.

                  Tax Matters Person:  The person  designated as "tax matters person" in the manner provided under Treasury  regulation
ss.  1.860F  4(d) and  temporary  Treasury  regulation  ss. 301.6231(a)(7)1T.  Initially,  the  Tax  Matters  Person  shall  be  the  Trust
Administrator.

                  Telerate  Page 3750:  The display  designated  as page 3750 on Bridge  Telerate  Service  (or such  other page as may replace page 3750 on that service for the purpose of displaying London interbank offered rates of major banks).

                  Terminating Auction Date: With respect to Loan Group 1,  Loan Group 2,  Loan Group 3,  Loan Group 4 and Loan Group 5,
as defined in Section 11.01(d) and with respect to Loan Group 6, as defined in Section 11.01(e).

                  Terminating  Auction  Purchaser:  With respect to Loan  Group 1,  Loan Group 2,  Loan Group 3,  Loan Group 4 and Loan
Group 5, as defined in Section 11.01(d) and with respect to Loan Group 6, as defined in Section 11.01(e).

                  Terminating Auction Sale: With respect to Loan Group 1,  Loan Group 2,  Loan Group 3,  Loan Group 4 and Loan Group 5,
as defined in Section 11.01(d) and with respect to Loan Group 6, as defined in Section 11.01(e).

                  Terminating Entity:  The entity determined by the Trust Administrator pursuant to Section 11.02 of this Agreement.

                  Transferring Servicer:  As defined in Section 3.17 hereof.

                  Transferee Affidavit and Agreement:  As defined in Section 6.02(g)(i)(B).

                  Trigger  Event:  A Trigger  Event  will  occur  for any  Distribution  Date if either  (i) the  Rolling  Three  Month
Delinquency  Rate as of the last day of the  related  Collection  Period  equals or  exceeds  34.00% of the Group 6 Senior  Enhancement
Percentage for such  Distribution Date or (ii) the  cumulative  Realized Losses as a percentage of the Aggregate Loan Group Balance for
Loan Group 6 on the Closing Date for such Distribution Date is greater than the percentage set forth in the following table:

              --------------------------------------------- -----------------------------------------------
              Range of Distribution Dates                             Cumulative Loss Percentage
              --------------------------------------------- -----------------------------------------------
              --------------------------------------------- -----------------------------------------------
              March 2009 - February 2010                                        1.00%*
              --------------------------------------------- -----------------------------------------------
              --------------------------------------------- -----------------------------------------------
              March 2010 - February 2011                                        1.28%*
              --------------------------------------------- -----------------------------------------------
              --------------------------------------------- -----------------------------------------------
              March 2011 - February 2012                                        1.57%*
              --------------------------------------------- -----------------------------------------------
              --------------------------------------------- -----------------------------------------------
              March 2012 and thereafter                                         1.85%*
              --------------------------------------------- -----------------------------------------------

              *   The  cumulative  loss  percentages  set forth above are  applicable  to the first  Distribution  Date in the corresponding range of Distribution  Dates. The cumulative loss percentage for each succeeding  Distribution
                  Date  in a range  increases  incrementally  by  1/12  of the  positive  difference  between  the  percentage applicable  to the  first  Distribution  Date in that  range  and the  percentage  applicable  to the  first
                  Distribution Date in the succeeding range.

                  Trust:  The trust created pursuant to Section 2.01 this Agreement.

                  Trust  Administrator:  Wells Fargo Bank, N.A., a national banking association,  not in its individual  capacity,  but solely in its  capacity as trust  administrator  for the benefit of the  Certificateholders  under this  Agreement,  and any  successor thereto, as provided herein.

                  Trust Administrator Fee:  As specified in Section 10.05.

                  Trust Administrator Fee Rate:  As to each Mortgage Loan, a per annum rate equal to 0.00%.

                  Trust  Collateral:  With respect to Loan  Group 1,  Loan  Group 2,  Loan  Group 3,  Loan Group 4 and Loan Group 5, as
defined in Section 11.01(c)(i) and with respect to Loan Group 6, as defined in Section 11.01(c)(ii).

                  Trust Fund: The corpus of the Trust created by this Agreement  consisting of (a) the  Mortgage  Loans,  including all interest and principal  received or receivable  by the Depositor on or with respect to the Mortgage  Loans after the Cut-off Date,  but not  including  payments of principal and interest due and payable on the Mortgage  Loans on or before the Cut-off Date,  together with the Mortgage Files relating to the Mortgage Loans,  (b) REO Property,  (c) the Collection Account, the Certificate Account, the Group 6
Interest  Rate Cap Account  and all  amounts  deposited  therein  pursuant to the  applicable  provisions  of this  Agreement,  (d) any insurance  policies with respect to the Mortgage  Loans,  (e) the  Depositor's  rights under the Assignment  and Assumption  Agreement,
(f) the  Trust's  rights  under the Group 6  Interest  Rate Cap  Agreement,  and  (g) all  proceeds  of the  conversion,  voluntary  or involuntary, of any of the foregoing into cash or other liquid property.

                  Trust Receipt and Final Certification:  As defined in Section 2.02(a).

                  Trust Receipt and Initial Certification:  As defined in Section 2.02(a).

                  Trustee: U.S. Bank National Association,  a national banking association,  not in its individual capacity, but solely in its capacity as trustee for the benefit of the  Certificateholders  under this  Agreement,  and any successor  thereto,  as provided herein.

                  Trustee  Mortgage File: The mortgage  documents  listed in Section 2.01  hereof  pertaining to a particular  Mortgage
Loan and any additional documents required to be added to the Trustee Mortgage File pursuant to this Agreement.

                  Uncertificated  Accrued Interest:  With respect to any Uncertificated Regular Interest for any Distribution Date, one
month's interest at the related  Uncertificated  Pass-Through Rate for such Distribution Date, accrued on the Uncertificated  Principal
Balance or  Uncertificated  Notional  Amount,  as applicable,  immediately  prior to such  Distribution  Date.  Uncertificated  Accrued
Interest for the  Uncertificated  Regular  Interests  shall accrue on the basis of a 360-day year  consisting of twelve 30-day  months.
For purposes of calculating  the amount of  Uncertificated  Accrued  Interest for the REMIC I  Regular  Interests for any  Distribution
Date, any  Prepayment  Interest  Shortfalls  (to the extent not covered by  Compensating  Interest  Payments)  relating to the Group 1,
Group 2,  Group 3, Group 4 and Group 5 Mortgage Loans for any Distribution Date shall be allocated among the REMIC I Regular Interests, pro rata, based on, and to the extent of,  Uncertificated  Accrued Interest,  as calculated without  application of this sentence.  For purposes of calculating the amount of  Uncertificated  Accrued Interest for the REMIC II Regular  Interests for any Distribution  Date,
any Prepayment  Interest  Shortfalls (to the extent not covered by  Compensating  Interest  Payments)  relating to the Group 6 Mortgage
Loans for any  Distribution  Date shall be allocated among the REMIC II  Regular  Interests,  pro rata, based on, and to the extent of,
Uncertificated  Accrued Interest,  as calculated without application of this sentence.  REMIC III Regular Interest 6-X-PO shall bear no interest.  Accrued interest on REMIC III  Regular Interest 6-X-IO for each  Distribution  Date shall equal accrued Current Interest for the Class 6-X Certificates.

                  Uncertificated  Pass-Through Rate: For any REMIC I Regular Interest or REMIC II Regular Interest,  the per annum rate set forth or calculated in the manner described in the Preliminary Statement under "REMIC I" or "REMIC II," respectively.

                  Uncertificated  Principal  Balance:  The principal amount of any REMIC I or REMIC II Regular Interest  outstanding as of any date of  determination.  As of the Closing  Date,  the  Uncertificated  Principal  Balance of each REMIC I and REMIC II  Regular
Interest shall equal the amount set forth in the Preliminary  Statement hereto as its Initial  Uncertificated  Principal  Balance under
"REMIC I" and  "REMIC II,"  respectively.  On each  Distribution  Date, the  Uncertificated  Principal  Balance of each REMIC I Regular
Interest and REMIC II  Regular Interest shall be reduced,  in the case of REMIC I Regular  Interests,  by the sum of (i) the  principal portion of Realized  Losses  allocated to the REMIC I Regular  Interests in accordance  with the definition of REMIC I  Realized Losses and (ii) the amounts deemed  distributed on each Distribution  Date in respect of principal on the REMIC I Regular  Interests  pursuant to  Section 4.01(IV)(a)(i),  and in the case of REMIC II Regular Interests,  by the sum of (i) the principal portion of Realized Losses allocated to the REMIC II Regular  Interests in accordance with the definition of REMIC II  Realized Losses and (ii) the amounts deemed distributed on each Distribution Date in respect of principal on the REMIC II Regular Interests pursuant to Section 4.01(IV)(a)(ii).

                  Uncertificated Regular Interest:  Any of the REMIC I Regular Interests and REMIC II Regular Interests.

                  Undercollateralized Group:  As defined in Section 4.07(b).

                  Underwriter's  Exemption:  Prohibited  Transaction  Exemption 2002-41,  67 Fed. Reg. 54487 (2002), as amended (or any successor thereto), or any substantially similar administrative exemption granted by the U.S. Department of Labor.

                  U.S.  Person:  A citizen or resident of the United States,  a  corporation,  partnership or other entity treated as a corporation  or  partnership  for federal  income tax purposes  created or organized in, or under the laws of, the United  States,  any
State  thereof or the District of Columbia,  an estate or trust whose income from sources  without the United  States is  includable in gross  income for United  States  federal  income tax purposes  regardless  of its  connection  with the conduct of a trade or business within the United States, or any trust treated as a United States Person under Code Section 7701(a)(30).

                  Voting Rights:  The portion of the voting rights of all the  Certificates  that is allocated to any  Certificate  for purposes of the voting  provisions of this Agreement.  At all times during the term of this  Agreement,  99% of all Voting Rights shall be allocated among the Class A  Certificates (other than the Residual  Certificates),  Class M Certificates and Class C-B Certificates.
The portion of such 99% Voting Rights allocated to each of the Class A  Certificates  (other than the Residual  Certificates),  Class M
Certificates  and Class C-B  Certificates  shall be based on the  fraction,  expressed as a  percentage,  the numerator of which is the
Class Principal  Balance of each such Class then  outstanding and the denominator of which is the aggregate Class Principal  Balance of all such Classes then outstanding.  At all times during the term of this Agreement,  the Class 6-X  Certificates  shall be allocated 1%
of the Voting  Rights.  Voting Rights shall be allocated  among the  Certificates  within each Class in proportion to their  respective outstanding Class Principal  Balances or Class Notional Amounts,  as applicable.  The Class AR and Class AR-L  Certificates  shall have no Voting Rights.

                  Weighted  Average  Pass-Through  Rate:  With  respect to any  Distribution  Date and Loan  Group a  rate equal to the weighted  average of the Net Mortgage  Rates on the Mortgage  Loans in such Loan Group as of the second  preceding Due Date  (excluding any such Mortgage Loans that were subject to a Payoff,  the principal of which was distributed on the  Distribution  Date preceding the current  Distribution  Date) after giving effect to payments due on such Due Date,  whether or not  received,  weighted on the basis of the Stated Principal Balances as of such date.

                  Wells Fargo:  Wells Fargo Bank, N.A., and its successors and assigns.

                  Wells Fargo Serviced  Mortgage Loans: The Mortgage Loans identified as such on the Mortgage Loan Schedule,  for which
Wells Fargo is the applicable Servicer.

                                                               ARTICLE II
                                                     CONVEYANCE OF MORTGAGE LOANS;
                                                    REPRESENTATIONS AND WARRANTIES

SECTION 2.01.     Conveyance of Trust Fund.

(a)      The Depositor does hereby establish the Adjustable Rate Mortgage  Trust 2006-1  (the "Trust") and sells,  transfers,  assigns, delivers,  sets over and otherwise conveys to the Trustee in trust for the benefit of the  Certificateholders,  without  recourse,  the
Depositor's  right,  title and interest in and to (a) the  Initial  Mortgage Loans listed in the Mortgage Loan Schedule,  including all interest and  principal  received or receivable  by the  Depositor on or with respect to the Initial  Mortgage  Loans after the Initial
Cut-off Date and any Assigned  Prepayment  Premiums with respect thereto,  but not including payments of principal and interest due and payable on the Initial  Mortgage Loans on or before the Initial Cut-off Date,  together with the Mortgage Files relating to the Initial
Mortgage Loans,  (b) REO Property,  (c) the Collection Account,  the Certificate Account, the Group 6 Interest Rate Cap Account and all
amounts  deposited  therein pursuant to the applicable  provisions of this Agreement,  (d) any  insurance  policies with respect to the
Initial  Mortgage  Loans,  (e) the  Depositor's  rights under the  Assignment  and  Assumption  Agreement  and (f) all  proceeds of the conversion, voluntary or involuntary, of any of the foregoing into cash or other liquid property.

(b)      In connection  with the transfer and  assignment  set forth in clause  (a) above,  the Depositor has delivered or caused to be delivered  to a Custodian  for the benefit of the  Certificateholders,  the  documents  and  instruments  with  respect to each Initial
Mortgage Loan as assigned:

(i)      (A) the original  Mortgage Note bearing all intervening  endorsements and including any riders to the Mortgage Note,  endorsed
"Pay to the order of ________________,  without recourse" and signed in the name of the last named endorsee by an authorized officer or
(B) with respect to any Lost Mortgage  Note, a lost note  affidavit and indemnity  from the Seller  stating that the original  Mortgage
Note was lost or destroyed,  (together  with a copy of such Mortgage Note, if available)  and  indemnifying  the Trust Fund against any loss, cost or liability resulting from the failure to deliver the original Mortgage Note;

(ii)     the original of any guarantee executed in connection with the Mortgage Note (if any);

(iii)    for each  Mortgage Loan that is not a MERS Mortgage  Loan,  the original  Mortgage,  with  evidence of recording  thereon,  or copies  certified by the related  recording office or if the original  Mortgage has not yet been returned from the recording  office, a copy certified by or on behalf of the Seller  indicating  that such Mortgage has been  delivered for recording  (the return  directions for the  original  Mortgage  should  indicate,  when  recorded,  mail to the Seller) and in the case of each MERS  Mortgage  Loan,  the original  Mortgage,  noting the presence of the MIN of the related Mortgage Loan and either language  indicating that the Mortgage Loan is a MOM Loan if the Mortgage Loan is a MOM Loan or if the Mortgage Loan was not a MOM Loan at origination,  the original  Mortgage and the  assignment  thereof to MERS,  with  evidence of  recording  indicated  thereon or a copy of the  Mortgage  certified by the public recording office in which such Mortgage has been recorded;

(iv)     the originals of all assumption,  modification,  consolidation  or extension  agreements,  (or, if an original of any of these documents has not been returned from the recording office, a copy thereof  certified by or on behalf of the Seller,  the original to be delivered to the Seller forthwith after return from such recording office) with evidence of recording thereon, if any;

(v)      for each Mortgage Loan that is not a MERS Mortgage Loan,  the original  Assignment of Mortgage as  appropriate,  in recordable form, for each Mortgage Loan from the last assignee assigned in blank;

(vi)     for each  Mortgage  Loan that was not a MERS  Mortgage Loan at its  origination,  the  originals of any  intervening  recorded
Assignments  of  Mortgage,  showing a complete  chain of  assignment  from  origination  to the last  assignee,  including  warehousing assignments,  with evidence of recording thereon (or, if an original intervening  Assignment of Mortgage has not been returned from the recording  office,  a copy thereof  certified by or on behalf of the Seller,  the original to be delivered to the  Custodian  forthwith after return from such recording office);

(vii)    the original  mortgage title  insurance  policy,  or copy of title  commitment (or in  appropriate  jurisdictions,  attorney's opinion of title and abstract of title); and

(viii)   with respect to a Cooperative Loan, if any, the originals of the following documents or instruments:

(A)      the Cooperative Shares, together with the Stock Power in blank;

(B)      the executed Security Agreement;

(C)      the executed Proprietary Lease and the Assignment of Proprietary Lease to the originator of the Cooperative Loan;

(D)      the executed Recognition Agreement;

(E)      Copies of the original UCC financing statement, and any continuation  statements,  filed by the originator of such Cooperative
Loan as secured  party,  each with  evidence of  recording  thereof,  evidencing  the  interest of the  originator  under the  Security
Agreement and the Assignment of Proprietary Lease;

(F)      Copies of the filed UCC  assignments  or  amendments  of the  security  interest  referenced  in clause  (E) above  showing an unbroken  chain of title from the  originator to the Trust,  each with evidence of recording  thereof,  evidencing  the interest of the assignee under the Security Agreement and the Assignment of Proprietary Lease;

(G)      An executed  assignment of the interest of the originator in the Security  Agreement,  the Assignment of Proprietary Lease and
the Recognition Agreement, showing an unbroken chain of title from the originator to the Trust; and

(H)      For any  Cooperative  Loan  that has been  modified  or  amended,  the  original  instrument  or  instruments  effecting  such modification or amendment.

                  In addition,  in connection  with the assignment of any MERS Mortgage Loan, the Seller agrees that it will cause,  at the  Seller's  expense,  the MERS(R)  System to  indicate  that such  Mortgage  Loans have been  assigned by the Seller to the Trustee in accordance  with this Agreement  (and any Subsequent  Transfer  Agreement) for the benefit of the  Certificateholders  by including (or deleting,  in the case of Mortgage  Loans which are  repurchased  or substituted  in accordance  with this  Agreement) the  information required by the MERS(R) System to (a) identify  the Trustee and  (b) identify  the series of the  Certificates  issued in connection with such Mortgage Loans.  The Trustee shall confirm,  or cause the Custodian to confirm,  on the Final  Certification of the Custodian that such  assignment  has  occurred.  The Seller  further  agrees  that it will not,  and will not permit a Servicer  to, and each  related
Servicer  agrees that it will not,  alter the  information  referenced in this  paragraph  with respect to any Mortgage Loan during the term of this  Agreement  unless and until such  Mortgage  Loan is  repurchased  or  substituted  in  accordance  with the terms of this
Agreement.

                  In the event the Depositor  delivers to the  Custodian  certified  copies of any document or instrument  set forth in
2.01(b) because  of a delay caused by the public  recording office in returning any recorded  document,  the Depositor shall deliver or cause to be delivered to the Custodian,  within 60 days of the Closing Date or the related Subsequent Transfer Date, as applicable,  an
Officer's  Certificate which shall (i) identify the recorded document,  (ii) state that the recorded document has not been delivered to the Custodian due solely to a delay caused by the public  recording  office,  and (iii) state the amount of time generally  required by the applicable recording office to record and return a document submitted for recordation.

                  In the event that in connection  with any Mortgage Loan the Depositor  cannot deliver (a) for a Mortgage Loan that is not a MERS Mortgage Loan,  the original  recorded  Mortgage,  (b) all  interim  recorded  assignments or (c) the  lender's title policy
(together with all riders thereto)  satisfying the  requirements set forth above,  concurrently  with the execution and delivery hereof because such document or documents  have not been returned from the  applicable  public  recording  office in the case of clause (a) or
(b) above,  or because the title policy has not been  delivered to the Seller or the Depositor by the  applicable  title insurer in the case of clause  (c) above,  the  Depositor  shall  promptly  deliver to the  Custodian,  in the case of clause (a) or  (b) above,  such original  Mortgage or such interim  assignment,  as the case may be, with evidence of recording  indicated thereon upon receipt thereof from the public recording office, or a copy thereof,  certified,  if appropriate,  by the relevant recording office and, in the case of clause (c) above, any title policy upon receipt from the applicable title insurer.

                  As promptly as  practicable  subsequent to such transfer and  assignment,  and in any event,  within thirty (30) days thereafter,  DLJMC shall, at its expense,  (i) affix or cause to be affixed the Trustee's name to each  Assignment of Mortgage,  as the assignee  thereof,  (ii) cause such  assignment to be in proper form for recording in the  appropriate  public office for real property records within thirty (30) days after receipt thereof and  (iii) cause to be delivered for recording in the  appropriate  public office for real property  records the  assignments of the Mortgages to the Trustee,  except that, with respect to any assignment of a Mortgage as to which DLJMC has not received the information  required to prepare such assignment in recordable  form,  DLJMC's  obligation to do so and to deliver the same for such  recording  shall be as soon as  practicable  after  receipt of such  information  and in any event within thirty (30) days after the receipt  thereof,  and DLJMC need not cause to be recorded any assignment which relates to a Mortgage
Loan in any  jurisdiction  under  the laws of which,  as  evidenced  by an  Opinion  of  Counsel  delivered  by the  Depositor  (at the
Depositor's  expense) to the Trustee,  the Trust  Administrator and DLJMC,  acceptable to the Rating Agencies,  the recordation of such assignment is not necessary to protect the Trustee's and the Certificateholders' interest in the related Mortgage Loan.

                  If any original  Mortgage Note referred to in  Section 2.01(b)(i) above  cannot be located,  the  obligations  of the
Depositor to deliver such  documents  shall be deemed to be satisfied  upon  delivery to the  Custodian of a photocopy of such Mortgage
Note, if available,  with a lost note  affidavit and indemnity.  If any of the original  Mortgage Notes for which a lost note affidavit and indemnity was delivered to the Custodian is subsequently  located,  such original Mortgage Note shall be delivered to the Custodian within three (3) Business Days.

(c)      The Trustee and the Trust  Administrator  are authorized to enter into one or more Custodial  Agreements,  at the direction of the  Depositor,  for the  purpose  of having a  Custodian  maintain  custody  of the  documents  and  instruments  referred  to in this
Section 2.01,  and any documents delivered thereunder shall be delivered to the Custodian and any Officer's Certificates delivered with respect thereto shall be delivered to the Trustee, the Trust Administrator and the Custodian.

(d)      It is the express  intent of the parties to this  Agreement  that the conveyance of the Mortgage Loans by the Depositor to the
Trustee as provided in this  Section 2.01  be, and be construed as, a sale of the Mortgage  Loans by the  Depositor to the Trustee.  It
is,  further,  not the intention of the parties to this Agreement that such  conveyance be deemed a pledge of the Mortgage Loans by the
Depositor  to the Trustee to secure a debt or other  obligation  of the  Depositor.  However,  in the event that,  notwithstanding  the intent of the parties to this  Agreement,  the  Mortgage  Loans are held to be the property of the  Depositor,  or if any for any other reason this  Agreement is held or deemed to create a security  interest in the Mortgage  Loans then  (a) this  Agreement  shall also be deemed to be a security  agreement within the meaning of Articles 8 and 9 of the New York Uniform  Commercial Code;  (b) the conveyance provided  for in  this  Section 2.01  shall  be  deemed  to be a  grant  by the  Depositor  to  the  Trustee  for  the  benefit  of the
Certificateholders  of a security interest in all of the Depositor's  right, title and interest in and to (1) the Mortgage Loans listed in the Mortgage Loan Schedule,  including all interest and principal  received or receivable by the Depositor on or with respect to the
Mortgage Loans after the related Cut-off Date and any Assigned  Prepayment  Premiums with respect thereto,  but not including  payments of principal  and interest due and payable on the Mortgage  Loans on or before the related  Cut-off  Date,  together  with the Mortgage
Files relating to the Mortgage Loans,  (2) REO Property,  (3) the Collection  Account,  the Certificate  Account,  the Group 6 Interest
Rate Cap Account and all  amounts  deposited  therein  pursuant to the  applicable  provisions  of this  Agreement,  (4) any  insurance policies with respect to the Mortgage  Loans,  (5) the  Depositor's  rights under the Assignment  and Assumption  Agreement and (6) all proceeds of the conversion,  voluntary or involuntary,  of any of the foregoing into cash or other liquid property;  (c) the possession by the  Trustee or any  Custodian  of such items of  property  and such other  items of  property  as  constitute  instruments,  money, negotiable  documents  or chattel  paper shall be deemed to be "in  possession  by the secured  party" for purposes of  perfecting  the security  interest  pursuant to Section 9-313 of the New York Uniform  Commercial Code; and  (d) notifications  to persons holding such property,  and  acknowledgments,  receipts or confirmations  from persons holding such property,  shall be deemed  notifications to, or acknowledgments,  receipts or confirmations from,  financial  intermediaries,  bailees or agents (as applicable) of the Trustee for the benefit of the  Certificateholders  for the purpose of perfecting such security  interest under  applicable law (except that nothing in this clause  (d) shall  cause any person to be deemed to be an agent of the Trustee for any purpose  other than for  perfection of such security interests unless, and then only to the extent,  expressly  appointed and authorized by the Trustee in writing).  The Depositor and the Trustee, upon directions from the Depositor,  shall, to the extent consistent with this Agreement,  take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security  interest in the Mortgage  Loans,  such security  interest would be deemed to be a perfected  security  interest of first priority under  applicable law and will be maintained as such throughout the term of this Agreement.

(e)      The Depositor  hereby  authorizes and directs the Trustee to  (i) execute  the Group 6 Interest Rate Cap Agreement and (ii) to ratify,  on behalf of the Trust,  the terms agreed to by the  Depositor  with respect to the Group 6 Interest Rate Cap  Agreement.  The
Depositor  shall pay or cause to be paid on behalf of the Trust the payments owed to the Group 6 Interest Rate Cap  Counterparty  as of the Closing Date pursuant to the terms of the Group 6 Interest Rate Cap Agreement.

(f)      [Reserved].

(g)      [Reserved].

(h)      Except as specifically  set forth in this Agreement or by separate  written  agreement  among the related parties hereto,  the
Depositor,  the Seller,  each  Servicer and the Master  Servicer  agree that the  provisions  of this  Agreement  shall  supercede  any provisions in any existing  mortgage loan purchase  agreement or servicing  agreement  with respect to the Mortgage Loans for which the
Depositor, the Seller, a Servicer or the Master Servicer may be a party.

SECTION 2.02.     Acceptance by the Trustee.

(a)      Pursuant to Section 4 of the LaSalle Custodial  Agreement,  the Custodian agrees to execute and deliver on the Closing Date to the  Depositor,  the Trustee and the Trust  Administrator  a Trust  Receipt and Initial  Certification  in the form  annexed  hereto as
Exhibit I.  Based  on its  review  and  examination,  and  only as to the  documents  identified  in such  Trust  Receipt  and  Initial
Certification,  the Custodian  acknowledges  that such documents appear regular on their face and relate to such Initial Mortgage Loan.
The Custodian  shall be under no duty or obligation to inspect,  review or examine said documents,  instruments,  certificates or other papers to determine that the same are genuine,  enforceable or appropriate for the represented  purpose or that they have actually been recorded in the real estate records or that they are other than what they purport to be on their face.

                  Pursuant to  Section 6  of the  LaSalle  Custodial  Agreement,  not later than 90 days after the  Closing  Date,  the
Custodian shall deliver to the Depositor,  the Trustee and the Trust  Administrator a Trust Receipt and Final Certification in the form annexed hereto as Exhibit J, with any applicable exceptions noted thereon.

                  Based  solely upon the Trust  Receipt and  Initial  Certification  received  from the  Custodian,  and subject to the provisions of  Section 2.01  and any  exceptions  noted on the exception  report  described in the next  paragraph  below,  the Trustee acknowledges  receipt of the documents  referred to in  Section 2.01  above and declares that it holds and will hold such documents and the other  documents  delivered to it  constituting  the Mortgage  File,  and that it holds or will hold all such assets and such other assets  included  in the  definition  of the  Trust  Fund in  trust  for the  exclusive  use and  benefit  of all  present  and  future
Certificateholders.

                  If, in the course of such review, the Custodian finds any document  constituting a part of a Mortgage File which does not meet the requirements of Section 2.01,  the Custodian shall list such as an exception in the Trust Receipt and Final  Certification pursuant to Section 6 of the LaSalle Custodial  Agreement;  provided,  however,  that the Custodian shall not make any determination as to whether  (i) any  endorsement  is sufficient to transfer all right,  title and interest of the party so endorsing,  as noteholder or assignee thereof,  in and to that Mortgage Note or (ii) any  assignment is in recordable form or is sufficient to effect the assignment of and transfer to the assignee thereof under the mortgage to which the assignment relates.
                  The Seller shall promptly  correct or cure such defect within 90 days from the date it was so notified of such defect and, if the Seller does not correct or cure such defect  within  such  period and such  defect  materially  and  adversely  affects the interests of  Certificateholders  in the related Mortgage Loan, the Seller shall either  (a) substitute for the related Mortgage Loan a
Qualified  Substitute  Mortgage Loan, which substitution shall be accomplished in the manner and subject to the conditions set forth in
Section 2.03,  or  (b) repurchase  such  Mortgage  Loan  within 90 days from the date that the Seller was  notified  of such  defect in writing at the  Purchase  Price of such  Mortgage  Loan;  or such  longer  period not to exceed 720 days from the  Closing  Date if the substitution  or  repurchase  of a Mortgage  Loan  pursuant  to this  provision  is  required  by reason of a delay in  delivery of any documents by the  appropriate  recording  office or title insurer,  as  applicable;  provided,  however,  that the Seller shall have no liability for recording any  Assignment of Mortgage in favor of the Trustee or for the  Custodian's  failure to record such  Assignment of Mortgage,  and  provided,  further,  that no Seller shall be obligated to repurchase or cure any Mortgage Loan solely as a result of the  Custodian's  failure to record such  Assignment  of Mortgage.  The Trust  Administrator  shall  deliver or direct the Custodian to deliver to each Rating Agency  written  notice  within  270 days  from the Closing Date  indicating  each Mortgage Loan (a) for which a mortgage or assignment of mortgage  required to be recorded  hereunder has not been  returned by the  appropriate  recording  office or
(b) as to which  there is a dispute as to location or status of such  Mortgage  Loan.  Such  notice  shall be  delivered  every 90 days thereafter  until the  related  Mortgage  Loan is returned  to the  Custodian.  Any such  substitution  pursuant  to clause  (a) of the preceding  sentence  shall not be effected  prior to the  delivery to the  Trustee  and the Trust  Administrator  of (1) the Opinion of
Counsel  required by Section 2.05  hereof,  and (2) a Request for Release  substantially in the form of Exhibit K.  No substitution  is permitted to be made in any calendar  month after the  Determination  Date for such month.  The  Purchase  Price for any such  Mortgage
Loan shall be deposited by the Seller in the related  Collection  Account on or prior to the Business Day  immediately  preceding  such
Distribution  Date in the month  following the month during which the Seller became  obligated  hereunder to repurchase or replace such
Mortgage Loan and, upon receipt of such deposit and certification  with respect thereto in the form of Exhibit K hereto,  the Custodian shall  release the related  Mortgage  File to the Seller and shall execute and deliver at such  entity's  request such  instruments  of transfer or  assignment  prepared by such entity,  in each case without  recourse,  as shall be necessary to vest in such entity,  or a designee, the Trustee's interest in any Mortgage Loan released pursuant hereto.

                  If pursuant to the preceding  paragraph the Seller  repurchases  a Mortgage  Loan that is a MERS Mortgage  Loan,  the related Servicer shall, at the Seller's  expense,  either (i) cause MERS to execute and deliver an Assignment of Mortgage in recordable form to transfer  the  Mortgage  from MERS to the Seller and shall cause such  Mortgage to be removed  from  registration  on the MERS(R)
System in  accordance  with  MERS'  rules and  regulations  or  (ii) cause  MERS to  designate  on the MERS(R)  System  the Seller as the beneficial holder of such Mortgage Loan.

                  The Custodian shall execute and deliver prior to 10:00 a.m. (New York time) on each  Subsequent  Transfer Date to the
Depositor,  the Trust  Administrator and each Servicer a Subsequent  Certification in the form annexed hereto as Exhibit I-2.  Based on its review and examination,  and only as to the documents identified in such Subsequent Certification,  the Custodian shall acknowledge that such  documents  appear  regular  on their  face and relate to such  Subsequent  Mortgage  Loan.  None of the  Trustee,  the Trust
Administrator  or the  Custodian  shall be under any duty or  obligation  to inspect,  review or examine said  documents,  instruments, certificates or other papers to determine that the same are genuine,  enforceable or appropriate  for the  represented  purpose or that they have actually been recorded in the real estate records or that they are other than what they purport to be on their face.

(b)      It is understood  and agreed that the  obligation  of the Seller to cure,  substitute  for or to repurchase  any Mortgage Loan which does not meet the  requirements  of  Section 2.01  shall  constitute  the sole remedy  respecting  such defect  available  to the
Trustee, the Trust Administrator, the Depositor and any Certificateholder against the Seller.

(c)      With respect to any Mortgage Loan which becomes  delinquent in payment by 90 days or more or is an  REO Property,  DLJMC shall have the right to  repurchase  such  Mortgage  Loan from the Trust at a price equal to the  Purchase  Price;  provided,  however,  that
(i) such  Mortgage  Loan is still 90 days or more  delinquent or is an  REO Property  as of the date of such  repurchase  and (ii) this repurchase  option,  if not  theretofore  exercised,  shall  terminate  on the date at the close of  business on the 90th day after the
Mortgage  Loan is 90 days  delinquent  or the  Mortgage  Loan  becomes  an  REO Property;  provided,  further,  that in no event  shall repurchases  pursuant to this paragraph take place with respect to Mortgage Loans  constituting  more than 5% of the aggregate  Cut-off
Date  Principal  Balance of the Mortgage  Loans.  This  repurchase  obligation,  if not exercised,  shall not be thereafter  reinstated
unless the  delinquency  is cured and the Mortgage Loan  thereafter  again becomes 90 days  delinquent or becomes an  REO Property,  in which case the option  shall again become  exercisable  as of the first day the Mortgage  Loan  becomes 90 days or more  delinquent  or becomes an REO Property.

                  In the event that DLJMC  exercises  such  option,  the  Purchase  Price  therefor  shall be  deposited in the related
Collection  Account and upon such deposit of the  Purchase  Price and receipt of a Request for Release in the form of Exhibit K hereto, the Custodian shall release the related  Mortgage File held for the benefit of the  Certificateholders  to DLJMC, and the Trustee shall execute and deliver at DLJMC's  direction such instruments of transfer or assignment  prepared by DLJMC, in each case without recourse, as shall be necessary to transfer title from the Trustee to DLJMC.

SECTION 2.03.
                  Representations and Warranties of the Seller, Master Servicer and Servicers.

(a)      Each of DLJMC, in its capacity as Seller,  Wells Fargo, in its capacity as Master  Servicer,  SPS, in its capacity as Servicer and Special Servicer,  and Wells Fargo, in its capacity as Servicer,  hereby makes the representations and warranties  applicable to it set forth in Schedules IIA, IIB, IIC, or IID, as applicable hereto, and by this reference  incorporated  herein, to the Depositor,  the
Trustee and the Trust  Administrator,  as of the Closing Date, or if so specified therein, as of the Cut-off Date or such other date as may be specified.  In addition,  SPS, in its capacity as Servicer and Special  Servicer,  and Wells Fargo, in its capacity as Servicer, makes the  representations  and  warranties  applicable  to it set forth in  Schedules  IIC and IID hereto,  respectively,  and by this reference  incorporated  herein, to the Master Servicer as of the Closing Date, or if so specified  therein,  as of the Cut-off Date or such other date as may be specified.

(b)      DLJMC,  in its  capacity as Seller,  hereby  makes the  representations  and  warranties  set forth in Schedule  III as to the
Mortgage  Loans and by this  reference  incorporated  herein,  to the  Depositor,  the Trustee and the Trust  Administrator,  as of the
Closing Date, or if so specified therein, as of the Cut-off Date or such other date as may be specified.

(c)      Upon   discovery  by  any  of  the  parties   hereto  of  a  breach  of  a   representation   or  warranty  made  pursuant  to
Section 2.03(b) that  materially  and  adversely  affects the  interests  of the  Certificateholders  in any Mortgage  Loan,  the party discovering  such breach shall give prompt notice  thereof to the other  parties.  The Seller hereby  covenants  that within 90 days of the earlier of its discovery or its receipt of written notice from any party of a breach of any  representation  or warranty made by it pursuant to  Section 2.03(b) which  materially and adversely affects the interests of the  Certificateholders in any Mortgage Loan sold by the Seller to the Trust,  it shall cure such breach in all  material  respects,  and if such breach is not so cured,  shall,  (i) if such 90 day period expires prior to the second  anniversary of the Closing Date,  remove such Mortgage Loan (a "Deleted Mortgage Loan")
from the Trust Fund and substitute in its place a Qualified  Substitute  Mortgage Loan, in the manner and subject to the conditions set forth in this Section;  or  (ii) repurchase  the affected Mortgage Loan or Mortgage Loans at the Purchase Price in the manner set forth below;  provided,  however, that any such substitution pursuant to (i) above shall not be effected prior to the delivery to the Trustee and the Trust  Administrator of the Opinion of Counsel required by Section 2.05  hereof, if any, and any such substitution  pursuant to
(i) above  shall not be effected prior to the additional  delivery to the Trustee or the Trust  Administrator  of a Request for Release
substantially in the form of Exhibit K  relating to the Deleted  Mortgage Loan and the Mortgage File for any such Qualified  Substitute
Mortgage  Loan.  The Seller  shall  promptly  reimburse  the Trustee,  the Trust  Administrator,  the Special  Servicer and the related
Servicer (if such Servicer is not the Seller of such Mortgage Loan) for any actual out of pocket  expenses  reasonably  incurred by the
Trustee,  the Trust  Administrator,  the Special Servicer and the related Servicer (if such Servicer is not the Seller of such Mortgage
Loan) in respect of enforcing  the  remedies for such breach.  With  respect to any  representation  and  warranties  described in this
Section which  are made to the best of the Seller's  knowledge if it is discovered by any of the Depositor,  the Master  Servicer,  the
Seller,  any Servicer,  the Special Servicer,  the Trustee or the Trust  Administrator  that the substance of such  representation  and warranty is inaccurate and such  inaccuracy  materially and adversely  affects the value of the related  Mortgage Loan or the interests of  the  Certificateholders  therein,  notwithstanding  the  Seller's  lack  of  knowledge  with  respect  to  the  substance  of  such representation or warranty, such inaccuracy shall be deemed a breach of the applicable representation or warranty.

                  With respect to any Qualified  Substitute  Mortgage Loan or Loans,  the Seller shall deliver to the Custodian for the benefit of the  Certificateholders  the Mortgage Note, the Mortgage,  the related assignment of the Mortgage,  and such other documents and  agreements  as are  required  by  Section 2.01(b),  with the  Mortgage  Note  endorsed  and the  Mortgage  assigned as required by
Section 2.01.  No substitution  is permitted to be made in any calendar month after the  Determination  Date for such month.  Scheduled
Payments due with respect to Qualified  Substitute  Mortgage Loans in the month of substitution shall not be part of the Trust Fund and will be  retained  by the  Seller  on the  next  succeeding  Distribution  Date.  For  the  month  of  substitution,  distributions  to
Certificateholders  will include the monthly  payment due on any Deleted  Mortgage Loan for such month and  thereafter the Seller shall be entitled  to retain all amounts  received  in respect of such  Deleted  Mortgage  Loan.  The Seller  shall amend the  Mortgage  Loan
Schedule for the benefit of the  Certificateholders  to reflect the removal of such Deleted  Mortgage Loan and the  substitution of the
Qualified  Substitute  Mortgage  Loan or Loans and the Seller shall  deliver the amended  Mortgage  Loan  Schedule to the Trustee,  the
Servicers and the Trust  Administrator.  Upon such substitution,  the Qualified  Substitute  Mortgage Loan or Loans shall be subject to the terms of this  Agreement in all  respects,  and the Seller shall be deemed to have made with respect to such  Qualified  Substitute
Mortgage Loan or Loans,  as of the date of  substitution,  the  representations  and warranties  made pursuant to  Section 2.03(b) with respect to such Mortgage  Loan.  Upon any such  substitution  and the deposit to the  Collection  Account of the amount  required to be deposited  therein in connection  with such  substitution  as described in the  following  paragraph,  the Trustee  shall  instruct the
Custodian to release the Mortgage  File held for the benefit of the  Certificateholders  relating to such Deleted  Mortgage Loan to the
Seller and the Trustee shall execute and deliver at the Seller's  direction such instruments of transfer or assignment  prepared by the
Seller, in each case without recourse,  as shall be necessary to vest title in the Seller, or its designee,  the Trustee's  interest in any Deleted Mortgage Loan substituted for pursuant to this Section 2.03.

                  For any month in which  the  Seller  substitutes  one or more  Qualified  Substitute  Mortgage  Loans for one or more
Deleted  Mortgage Loans, the Master Servicer shall determine the amount (if any) by which the aggregate  principal  balance of all such
Qualified  Substitute  Mortgage Loans as of the date of substitution is less than the aggregate  Stated  Principal  Balance of all such
Deleted  Mortgage  Loans  (after  application  of the  scheduled  principal  portion  of the  monthly  payments  due  in the  month  of substitution).  The amount of such  shortage  (the  "Substitution  Adjustment  Amount")  plus an amount  equal to the  aggregate of any unreimbursed  Advances,  Servicing Advances and unpaid Servicing Fees with respect to such Deleted Mortgage Loans shall be deposited in the related  Collection  Account by the Seller on or before the Business Day immediately  preceding the Distribution  Date in the month succeeding the calendar month during which the related Mortgage Loan became required to be repurchased or replaced hereunder.

                  One or more mortgage loans may be substituted for one or more Deleted  Mortgage Loans.  The  determination of whether a mortgage  loan is a Qualified  Substitute  Mortgage  Loan may be satisfied on an individual  basis.  Alternatively,  if more than one mortgage loan is to be substituted  for one or more Deleted  Mortgage  Loans,  the  characteristics  of such mortgage loans and Deleted
Mortgage Loans shall be aggregated or calculated on a weighted  average  basis,  as  applicable,  in determining  whether such mortgage loans are Qualified Substitute Mortgage Loans.

                  In the event that the Seller  shall be  required to  repurchase  a Mortgage  Loan  pursuant  to this  Agreement,  the
Purchase Price therefor shall be deposited in the related  Collection  Account on or before the Business Day immediately  preceding the
Distribution  Date in the month  following the month during which the Seller became  obligated  hereunder to repurchase or replace such
Mortgage  Loan and upon such deposit of the Purchase  Price and receipt of a Request for Release in the form of Exhibit K  hereto,  the
Custodian  shall  release the related  Mortgage  File held for the benefit of the  Certificateholders  to such Person,  and the Trustee shall execute and deliver at such Person's  direction such instruments of transfer or assignment  prepared by such Person, in each case without  recourse,  as shall be necessary to transfer title from the Trustee.  It is understood  and agreed that the  obligation  under this  Agreement of any Person to cure,  repurchase or substitute  any Mortgage Loan as to which a breach has occurred and is continuing shall  constitute the sole remedy against such Persons  respecting  such breach  available to  Certificateholders,  the Depositor,  the
Trustee or the Trust Administrator on their behalf.

                  The  representations  and  warranties  made pursuant to this  Section 2.03  shall survive  delivery of the respective
Mortgage Files to the Trustee, the Trust Administrator or the Custodian for the benefit of the Certificateholders.

SECTION 2.04.     Representations and Warranties of the Depositor as to the Mortgage Loans.

                  The  Depositor  hereby  represents  and warrants to the Trustee with  respect to the Mortgage  Loans that,  as of the
Closing Date,  assuming good title has been conveyed to the Depositor,  the Depositor had good title to the Mortgage Loans and Mortgage
Notes, and did not encumber the Mortgage Loans during its period of ownership thereof, other than as contemplated by the Agreement.

                  It is understood and agreed that the  representations  and warranties  set forth in this  Section 2.04  shall survive delivery of the Mortgage Files to the Custodian.

SECTION 2.05.     Delivery of Opinion of Counsel in Connection with Substitutions.

                  Notwithstanding  any contrary  provision of this Agreement,  no substitution  pursuant to Section 2.02  shall be made more than ninety (90) days after the Closing Date unless the Seller delivers to the Trustee and the Trust  Administrator  an Opinion of
Counsel,  which  Opinion of Counsel  shall not be at the  expense of any of the  Trustee,  the Trust  Administrator  or the Trust Fund,
addressed to the Trustee and the Trust  Administrator,  to the effect that such  substitution  will not (i) result in the imposition of the tax on "prohibited  transactions" on the Trust Fund or contributions  after the Startup Date, as defined in Sections 860F(a)(2) and
860G(d) of  the Code,  respectively,  or  (ii) cause  any REMIC  created  hereunder  to fail to qualify as a REMIC at any time that any
Certificates are outstanding;  provided,  however,  that no Opinion of Counsel shall be required if (A) the  substitution occurs within two years of the Closing Date and (B) the  substitution  occurs with respect to Mortgage Loans that are "defective"  under the Code and the Seller delivers to the Trustee and the Trust Administrator an Officer's Certificate substantially in the form of Exhibit Z.

SECTION 2.06.     Issuance of Certificates.

                  The Trustee  acknowledges  the assignment to it of the Mortgage Loans together with the assignment to it of all other assets  included  in the Trust  Fund,  receipt  of  which,  subject  to the  provisions  of  Section 2.02(a),  is hereby  acknowledged.
Concurrently with such assignment and delivery and in exchange therefor,  the Trust  Administrator,  pursuant to the written request of the  Depositor  executed  by an officer of the  Depositor,  has  executed  the  Certificates  and caused them to be  authenticated  and delivered to or upon the order of the Depositor in authorized  denominations  which  evidence  ownership of the Trust Fund.  The rights of the Holders of such  Certificates  to receive  distributions  from the Trust Fund and all ownership  interests of the Holders of the
Certificates in such distributions shall be as set forth in this Agreement.

SECTION 2.07.
                  REMIC Provisions.

(a)      The Depositor  hereby elects and authorizes the Trust  Administrator  to treat the Trust Fund (exclusive of any entitlement to
Assigned Prepayment  Premiums,  the Group 6 Interest Rate Cap Agreement,  the assets held in the Group 6 Interest Rate Cap Account, and rights to payments from the  Supplemental  Interest  Account) as the number of separate REMICs  specified in the Preliminary  Statement
(each, a "REMIC") under the Code and, if necessary,  under  applicable  state law and apply such  Preliminary  Statement in determining the rights of the Interests in REMICs thereby created.  Each such election will be made on Form 1066 or other  appropriate  federal tax or information  return  (including  Form 8811) or any  appropriate  state return (x) for the taxable year ending on the last day of the calendar  year in which the  Certificates  are issued and (y) for the taxable year ending on the last day of the calendar year in which
Certificates  are first sold to a third  party.  The Closing  Date is hereby  designated  as the  "startup  day" of each REMIC  created hereunder  within the meaning of  Section 860G(a)(9)  of the Code. The "regular  interests"  (within the meaning of Section 860G of the
Code) in each REMIC shall consist of the regular  interests  with the terms set forth for each REMIC in the  Preliminary  Statement and the Class AR and Class AR-L  Certificates  shall  represent the beneficial  ownership of the "residual  interest" in each REMIC created hereunder.  Neither the Depositor nor the Trust  Administrator  nor the Trustee  shall permit the creation of any  "interests"  (within the meaning of Section 860G of the Code) in any REMIC other than as set forth in the Preliminary Statement.

(b)      The Trust  Administrator  shall act as the "tax matters  person"  (within the meaning of the REMIC  Provisions) for each REMIC created hereunder,  in the manner provided under Treasury  regulations  section 1.860F 4(d) and temporary Treasury  regulations section
301.6231(a)(7)1T.  In the event that for any reason,  the Trust  Administrator  is not  recognized  as the tax matters  person then the
Trust  Administrator  shall  act as  agent  for the  Class AR  and the  Class AR-L  Certificateholder  as tax  matters  person.  By its acceptance  of a Residual  Certificate,  each Holder  thereof  shall have agreed to such  appointment  and shall have  consented to the appointment of the Trust  Administrator as its agent to act on behalf of each REMIC created  hereunder  pursuant to the specific duties outlined herein.

(c)      A Holder of a Residual  Certificate,  by the purchase of such Certificate,  shall be deemed to have agreed to timely pay, upon demand by the Trust  Administrator,  the amount of any minimum  California  state franchise taxes due with respect to the related REMIC created hereunder under Sections  23151(a) and  23153(a) of the California  Revenue and Taxation Code.  Notwithstanding  the foregoing, the Trust  Administrator  shall be authorized to retain the amount of such tax from amounts  otherwise  distributable to such Holder in the event such Holder does not promptly pay such amount upon demand by the Trust  Administrator.  In the event that any other  federal, state or local tax is imposed,  including  without  limitation  taxes  imposed on a "prohibited  transaction"  of a REMIC as defined in
Section 860F of the Code, such tax shall be charged against amounts  otherwise  available for distribution to the applicable  Holder of a Residual  Certificate  and then against  amounts  otherwise  available for  distribution  to the Holders of Regular  Certificates  in accordance  with the  provisions  set forth in  Section 4.01.  The Trust  Administrator  or the Trustee shall  promptly  deposit in the
Certificate  Account  any  amount of  "prohibited  transaction"  tax that  results  from a breach of the Trust  Administrator's  or the
Trustee's  duties,  respectively,  under this  Agreement.  The Master  Servicer or the related  Servicer shall promptly  deposit in the
Certificate  Account any amount of "prohibited  transaction" tax that results from a breach of the Master Servicer's or such Servicer's duties, respectively, under this Agreement.

(d)      The Trust  Administrator  shall act as attorney in fact and as the tax matters  person of each REMIC created  hereunder and in such  capacity the Trust  Administrator  shall:  (i) prepare,  sign and file,  or cause to be prepared,  signed and filed,  federal and state tax  returns  using a calendar  year as the  taxable  year for each REMIC  created  hereunder  when and as  required by the REMIC
Provisions and other  applicable  federal income tax laws as the direct  representative  of each such REMIC in compliance with the Code and shall provide  copies of such returns as required by the Code;  (ii) make an election,  on behalf of each REMIC created  hereunder, to be treated as a REMIC on the federal tax return of such REMIC for its first taxable year, in accordance  with the REMIC  Provisions;
and  (iii) prepare  and forward,  or cause to be prepared and  forwarded,  to the  Certificateholders  and to any  governmental  taxing authority all  information  reports as and when required to be provided to them in accordance with the REMIC  Provisions.  The expenses of preparing and filing such returns shall be borne by the Trust  Administrator.  The  Depositor,  the Master  Servicer and the related
Servicer shall provide on a prompt and timely basis to the Trust  Administrator  or its designee such  information with respect to each
REMIC created  hereunder as is in their  possession and  reasonably  required or requested by the Trust  Administrator  to enable it to perform its obligations under this subsection.

                  In its capacity as attorney in fact and as the tax matters  person,  the Trust  Administrator  shall also: (A) act on behalf of each REMIC created  hereunder in relation to any tax matter or controversy  involving the Trust Fund, (B) represent the Trust
Fund in any  administrative  or judicial  proceeding  relating to an examination  or audit by any  governmental  taxing  authority with respect  thereto  and (C) cause to be paid  solely  from the  sources  provided  herein the  amount of any taxes  imposed on each REMIC created  hereunder when and as the same shall be due and payable (but such obligation shall not prevent the Trust  Administrator or any other appropriate  Person from contesting any such tax in appropriate  proceedings and shall not prevent the Trust  Administrator  from withholding payment of such tax, if permitted by law, pending the outcome of such proceedings).

(e)      The Trust  Administrator  shall provide (i) to any transferor of a Residual  Certificate  such information as is necessary for the  application  of any tax  relating to the  transfer  of a Residual  Certificate  to any Person who is not a  permitted  transferee,
(ii) to the  Certificateholders  such  information  or reports as are required by the Code or the REMIC  Provisions  including  reports relating to interest,  original  issue  discount and market  discount or premium and  (iii) to the Internal  Revenue  Service the name, title, address and telephone number of the person who will serve as the representative of each REMIC created hereunder.

(f)      The Trustee,  to the extent  directed by the Trust  Administrator,  the Depositor and the Holder of the Residual  Certificates
shall take any  action or cause the Trust Fund to take any action  necessary  to create or  maintain  the status of each REMIC  created hereunder as a REMIC under the REMIC  Provisions  and shall assist each other as necessary to create or maintain  such status.  Neither the Trustee,  to the extent  directed or (in the case of a failure to act) not directed by the Trust  Administrator,  nor the Holder of the Residual  Certificates  shall take any action,  cause the Trust Fund to take any action or fail to take (or fail to cause the Trust
Fund to take) any action that,  under the REMIC  Provisions,  if taken or not taken, as the case may be, could  (i) endanger the status of each REMIC created hereunder as a REMIC or (ii) result in the imposition of a tax upon a REMIC  (including,  but not limited to, the tax on  prohibited  transactions  as  defined  in  Code  Section 860F(a)(2)  and the  tax on  prohibited  contributions  set  forth  in
Section 860G(d) of  the Code)  (either  such event,  an "Adverse  REMIC  Event")  unless the Trustee and the Trust  Administrator  have received an Opinion of Counsel  (at the  expense of the party seeking to take such action) to the effect that the  contemplated  action will not endanger such status or result in the imposition of such a tax.

                  The  Trustee  and the  Trust  Administrator  shall not take or fail to take any  action  (whether  or not  authorized hereunder)  as to which the Master  Servicer,  a Servicer or the Depositor has advised it in writing that it has received an Opinion of
Counsel to the effect that an Adverse  REMIC Event could occur with  respect to such action.  In  addition,  prior to taking any action with respect to a REMIC or their assets,  or causing any REMIC created hereunder to take any action,  which is not expressly  permitted under the terms of this Agreement,  the Trustee and the Trust  Administrator  will consult with the Master Servicer,  the Servicers and the  Depositor or their  designees,  in writing,  with respect to whether such action could cause an Adverse  REMIC Event to occur with respect to any REMIC created hereunder and the Trustee and the Trust  Administrator  shall not take any such action or cause that REMIC to take any such action as to which the Master  Servicer,  any  Servicer  or the  Depositor  has advised it in writing  that an Adverse
REMIC Event could occur.

                  In  addition,  prior to taking any action with  respect to any REMIC  created  hereunder  or the assets  therein,  or causing any REMIC  created  hereunder to take any action,  which is not  expressly  permitted  under the terms of this  Agreement,  the
Holder of the Residual  Certificates  will consult with the Trust  Administrator or its designee,  in writing,  with respect to whether such action could cause an Adverse  REMIC Event to occur with  respect to any REMIC  created  hereunder,  and no such Person shall take any action or cause the Trust  Fund to take any such  action as to which the Trust  Administrator  has  advised  it in writing  that an
Adverse REMIC Event could occur.  The Trustee and the Trust  Administrator  may consult with counsel to make such written  advice,  and the cost of same shall be borne by the party seeking to take action not permitted by this Agreement.

                  At all times as may be required by the Code, the Trust  Administrator  will, to the extent within its control and the scope of its duties more  specifically set forth herein,  maintain  substantially  all of the assets of each REMIC created hereunder as
"qualified mortgages" as defined in Section 860G(a)(3) of the Code and "permitted  investments" as defined in Section 860G(a)(5) of the
Code.

(g)      In the  event  that  any  tax is  imposed  on  "prohibited  transactions"  of any  REMIC  created  hereunder,  as  defined  in
Section 860F(a)(2) of the Code, on "net income from foreclosure property" of such REMIC, as defined in Section 860G(c) of  the Code, on any  contributions to a REMIC after the Startup Day therefor  pursuant to  Section 860G(d) of  the Code, or any other tax is imposed by the Code or any  applicable  provisions  of state or local tax laws,  such tax shall be charged  (i) to the related  Servicer,  if such
Servicer has in its sole  discretion  determined  to indemnify  the Trust Fund against such tax or if such tax arises out of or results from a breach of such  Servicer's  duties under  (x) Section 2.07(j)  of this  Agreement to not enter into any  arrangement  by which a
REMIC would  receive a fee or other  compensation  for  services  or to permit such REMIC to receive any income from assets  other than
"qualified mortgages" or "permitted investments," (y) Section 3.01 of this Agreement to not make or permit any modification,  waiver or amendment  of any  Mortgage  Loan  which  would  cause any  REMIC  created  hereunder  to fail to  qualify  as a REMIC or result in the imposition of any tax under  Section 860F(a) or  Section 860G(d) of the Code or (z) Section 3.11(c) of  this Agreement to not cause any
REO Property  to fail to qualify as  "foreclosure  property"  within the  meaning of  Section 860G(a)(8)  of the Code or to subject any
REMIC  created  hereunder to the  imposition  of any federal,  state or local  income  taxes on the income  earned from such  Mortgaged
Property  under  Section 860G(c) of  the Code of otherwise,  (ii) to the Master  Servicer,  if such tax arises out of or results from a breach by the Master  Servicer of any of its  obligations  under this  Agreement or if the Master  Servicer has in its sole  discretion determined to indemnify the Trust Fund against such tax,  (iii) to the Trust  Administrator,  if such tax arises out of or results from a breach by the Trust  Administrator  of any of its obligations  under this Article II, (iv) to the Trustee,  if such tax arises out of or results from a breach by the Trustee of any of its  obligations  under this Article II or  (v) otherwise  against amounts on deposit in the Collection  Account as provided by Section 3.08 and on the Distribution  Date(s)  following such  reimbursement the aggregate of such taxes shall be allocated in reduction of the Interest  Distribution  Amount on each  Class entitled  thereto in the same manner as if such taxes constituted a Prepayment Interest Shortfall.

                  In  accordance  with  Section 2.07(c),  the  related  Servicer,  the  Master  Servicer,  the  Trustee  or  the  Trust
Administrator,  as applicable,  shall promptly deposit in the Certificate Account or Collection  Account, as applicable,  any amount of such tax.

                  For purposes of this Section 2.07(g),  a tax is imposed following the final and unappealable  determination under the
Code of the amount of such tax and written notice thereof by the Tax Matters Person to the party to be charged.

                  The failure of the Master  Servicer  or the  related  Servicer  to  promptly  deposit in the  Certificate  Account or
Collection Account, as applicable, any amount of such tax shall be an Event of Default, as provided in Section 8.01(b).

(h)      The Trust  Administrator  shall,  for federal  income tax  purposes,  maintain  books and records  with  respect to each REMIC created hereunder on a calendar year and on an accrual basis or as otherwise may be required by the REMIC Provisions.

(i)      Following  the  Startup  Day,  none of any  Servicer,  the  Trustee  (which  will  act  only  at the  direction  of the  Trust
Administrator or as otherwise  specifically  provided in this Agreement) or the Trust  Administrator  shall accept any contributions of assets to any REMIC created  hereunder unless (subject to Section 2.05)  such Servicer,  the Trustee or the Trust  Administrator  shall have  received an Opinion of Counsel (at the expense of the party seeking to make such  contribution)  to the effect that the inclusion of such assets in a REMIC will not cause that REMIC to fail to qualify as a REMIC at any time that any  Certificates  are  outstanding, or  subject  that  REMIC to any tax under the REMIC  Provisions  or other  applicable  provisions  of  federal,  state and local law or ordinances.

(j)      None of any  Servicer,  the  Trustee  (which  will  act only at the  direction  of the  Trust  Administrator  or as  otherwise specifically  provided in this  Agreement) or the Trust  Administrator  shall (subject to  Section 2.05)  enter into any arrangement by which a REMIC will  receive a fee or other  compensation  for  services  nor permit such REMIC to receive any income from assets  other than "qualified  mortgages" as defined in  Section 860G(a)(3)  of the Code or "permitted  investments" as defined in Section 860G(a)(5)
of the Code.

(k)      Within 30 days after the Closing Date, the Trust  Administrator  shall apply to the Internal  Revenue  Service for an employer identification  number for each REMIC  created  hereunder by means of a Form SS-4 or other  acceptable  means and prepare and file with the Internal  Revenue  Service Form 8811,  "Information  Return for Real Estate  Mortgage  Investment  Conduits  (REMIC) and Issuers of
Collateralized Debt Obligations" for each REMIC created hereunder.

(l)      None of the Trustee (which will act only at the direction of the Trust  Administrator  or as otherwise  specifically  provided in this Agreement),  the Trust  Administrator,  the Master Servicer or any Servicer shall sell, dispose of or substitute for any of the
Mortgage Loans (except in connection  with (i) the  default,  imminent  default or  foreclosure  of a Mortgage Loan,  including but not limited to, the acquisition or sale of a Mortgaged Property acquired by deed in lieu of foreclosure,  (ii) the  bankruptcy of any REMIC created hereunder,  (iii) the  termination of any REMIC created hereunder pursuant to Article X of this Agreement or (iv) a purchase of
Mortgage  Loans  pursuant  to Article  II or III of this  Agreement)  nor  acquire  any assets for a REMIC,  nor sell or dispose of any investments in the Collection  Account or the Certificate  Account for gain nor accept any  contributions  to a REMIC after the Closing
Date  (a) unless  it has  received an Opinion of Counsel  that such sale,  disposition,  substitution  or  acquisition  will not affect adversely the status of any REMIC created  hereunder as a REMIC or (b) unless  the Master  Servicer or such Servicer has  determined in its sole discretion to indemnify the Trust Fund against such tax.

(m)      In order to enable the Trust  Administrator to perform its duties as set forth herein,  the Depositor shall provide,  or cause to be provided to the Trust  Administrator,  within ten days after the Closing Date, all  information  or data the Trust  Administrator determines to be relevant for tax purposes to the valuations and offering prices of the Certificates,  including,  without  limitation, the  price,  yield,  prepayment  assumption  and  projected  cash  flows of the  Certificates  and the  Mortgage  Loans  and the  Trust
Administrator  shall be  entitled  to rely  upon any and all such  information  and data in the  performance  of its  duties  set forth herein.  Thereafter,  the Master Servicer shall provide,  promptly upon request therefor,  any such additional information or data that the  Trustee  or the Trust  Administrator  may from  time to time  reasonably  request  in order to enable  the  Trustee  and the Trust
Administrator  to perform their duties as set forth herein and the Trustee and the Trust  Administrator  shall be entitled to rely upon any and all  such  information  and  data in the  performance  of its  duties  set  forth  herein.  DLJMC  shall  indemnify  the  Trust
Administrator  and hold it harmless  for any loss,  liability,  damage,  claim or expense of the Trust  Administrator  arising from any failure of the Depositor to provide,  or to cause to be provided,  accurate  information or data to the Trust Administrator on a timely basis.  The Master  Servicer  shall  indemnify the Trustee and the Trust  Administrator  and hold it harmless for any loss,  liability, damage,  claim or expense of the Trustee and the Trust Administrator  arising from any failure of the Master Servicer to provide, or to cause to be  provided,  accurate  information  or data  required  to be  provided  by the Master  Servicer to the Trustee and the Trust
Administrator  on a timely  basis;  provided,  however,  that if any  Servicer  shall fail to provide  such  information  to the Master
Servicer upon timely  request for such  information by the Master  Servicer,  that Servicer shall  indemnify the Master  Servicer,  the
Trustee and the Trust  Administrator  and hold it harmless for any loss,  liability,  damage,  claim or expense of the Master Servicer, the  Trustee and the Trust  Administrator  arising  from any failure of that  Servicer  to  provide,  or to cause to be  provided,  the information  referred to above on a timely basis.  The  indemnification  provisions  hereunder  shall survive the  termination  of this
Agreement and shall extend to any co-trustee and co-Trust Administrator appointed pursuant to this Agreement.

(n)      The  Trust  Administrator  shall  account  for the  rights  of the  Holders  of the Group 6 Senior  Certificates  and  Class M
Certificates to receive  payments in respect of Basis Risk Shortfalls and the rights of the Holders of the Class 6-A-1  Certificates to receive  payments  from the  Supplemental  Interest  Account  as rights in an  interest  rate cap  contract  written  by the  Class 6-X
Certificateholders  in favor of the Holders of the Group 6 Senior  Certificates  and Class M  Certificates  and not as an obligation of
REMIC III,  whose obligation to pay interest on the REMIC III Regular  Interests  evidenced by such  Certificates  will be subject to a cap equal to the Net Funds Cap. The Trust  Administrator  shall  account for such rights as property  held separate and apart from such
REMIC III Regular  Interests as required by Treasury  regulation  section  1.860G-2(i).  Any amounts paid from the Interest  Remittance
Amount or Principal  Remittance Amount to the holders of the Group 6 Senior  Certificates and Class M  Certificates in respect of Basis
Risk  Shortfalls  or to the  Supplemental  Interest  Trust for  payment  to the Swap  Counterparty  shall be deemed to have  first been distributed  from REMIC III to the holders of the Class 6-X  Certificates in respect of REMIC III Regular Interest 6 X-IO and then paid by such holders to the holders of the Group 6 Senior  Certificates  and Class M  Certificates  or the  Supplemental  Interest Trust, as
applicable.  Any  amounts  distributed  to the holders of the Class  6-A-1  Certificates  by the Trust  Administrator  from  amounts it receives  from the  Supplemental  Interest  Account  shall be deemed to have first been paid outside of any REMIC to the holders of the
Class 6-X  Certificates in respect of their rights with respect to the  Supplemental  Interest Trust and then paid outside of any REMIC by such holders to holders of the Class 6-A-1  Certificates.  In addition,  the  Class 6-X  Certificateholders  shall be deemed to have entered into a  contractual  arrangement  with the  Class AR  and  Class AR-L  Certificateholders  whereby the Class AR and  Class AR-L
Certificateholders  agree to pay to the Class 6-X  Certificateholders  on each  Distribution Date amounts that would, in the absence of such contractual  agreement,  be distributable with respect to the residual interest in REMIC III  pursuant to  Section 4.01(II)(d)(xv)
(which  amounts  are  expected  to be  zero).  Thus each  Group 6 Senior  Certificate  and  Class M  Certificate  shall be  treated  as representing  ownership of not only a REMIC III Regular  Interest,  but also ownership of an interest in an interest rate cap contract.
Each  Class 6-X  Certificate  shall be  treated  as  representing  ownership  of not only two  REMIC III  Regular  Interests,  but also ownership of an obligation  under an interest rate cap contract.  For purposes of determining the issue price of the REMIC III  Regular
Interests, the Trust Administrator shall assume that the interest rate cap contract has a value of $5,000.

                  For any  Distribution  Date on which  there is a payment  under the Group 6 Interest  Rate Cap  Agreement  based on a notional  balance in excess of the Class Principal  Balance of the Group 6 Certificates,  the amount  representing  such excess payment shall not be an asset of the Trust and,  instead,  shall be paid into and distributed out of a separate trust created by this Agreement for the benefit of the Group 6 Certificates  and shall be distributed to the Group 6  Certificates  pursuant to  Section 4.01(II).  The
Trust Administrator shall not be responsible for any tax reporting with respect to such separate trust.

SECTION 2.08.     Covenants of the Master Servicer and each Servicer.

                  The Master Servicer and each Servicer,  severally and not jointly, hereby covenants to the Depositor, the Trustee and the Trust Administrator as follows:

(a)      Such  Servicer or the Master  Servicer  shall comply in the  performance  of its  obligations  under this  Agreement  with all reasonable rules and requirements of the insurer under each Mortgage Guaranty Insurance Policy; and

(b)      No written  information,  certificate  of an  officer,  statement  furnished  in writing or written  report  delivered  to the
Depositor,  any  affiliate  of the  Depositor,  the Trustee or the Trust  Administrator  and  prepared  by the Master  Servicer or such
Servicer pursuant to this Agreement will contain any untrue statement of a material fact.

                                                            ARTICLE III
                                                     ADMINISTRATION AND SERVICING
                                                           OF MORTGAGE LOANS

SECTION 3.01.     Servicers to Service Mortgage Loans.

                  For and on behalf of the Certificateholders,  as independent  contractors of the Trust, (i) each Servicer,  severally and not  jointly,  shall  service and  administer  the  related  Non-Designated  Mortgage  Loans in  accordance  with the terms of this
Agreement and with Accepted  Servicing  Practices and with all  applicable  requirements  of the Servicing  Criteria,  (ii) the  Master
Servicer shall, in accordance with Section 3.03 of this Agreement,  master service and administer the Non-Designated  Mortgage Loans by overseeing  and enforcing the servicing of the  Non-Designated  Mortgage Loans by the related  Servicer  according to the terms of this
Agreement and (iii) the  Master Servicer shall,  in accordance with the  Section 3.20 of this Agreement,  master service and administer the Designated  Mortgage Loans by overseeing  and enforcing the servicing of the  Designated  Mortgage Loans by the related  Designated
Servicer  according  to the terms of the  related  Designated  Servicing  Agreement.  The  obligations  of each of SPS and Wells  Fargo hereunder  to service and  administer  the  Mortgage  Loans  shall be limited to the SPS  Serviced  Mortgage  Loans and the Wells Fargo
Serviced Mortgage Loans,  respectively,  and with respect to the duties and obligations of each Servicer,  references herein to related
"Mortgage  Loans" shall be limited to the SPS Serviced  Mortgage Loans (and the related proceeds thereof and related REO Properties) in the case of SPS, and the Wells Fargo  Serviced  Mortgage  Loans (and the related  proceeds  thereof and related REO  Properties) in the case of Wells  Fargo,  and in no event  shall any  Servicer  have any  responsibility  or  liability  with  respect to any of the other
Mortgage  Loans.  The obligations of the Master  Servicer to master service and administer the  Non-Designated  Mortgage Loans shall be limited to the Wells Fargo Serviced  Mortgage  Loans,  the SPS Serviced  Mortgage Loans and the Special  Serviced  Mortgage  Loans.  In
connection with such servicing and  administration  of the  Non-Designated  Mortgage Loans, the Master Servicer and each Servicer shall have full power and authority,  acting alone and/or through  Sub-Servicers  as provided in  Section 3.02  hereof,  to do or cause to be done any and all things that it may deem  necessary or desirable in connection  with such servicing and  administration,  including but not limited to, the power and authority,  subject to the terms hereof (i) to execute and deliver,  on behalf of the  Certificateholders and the Trust,  customary  consents or waivers and other  instruments  and  documents,  (ii) to  consent to transfers of any  Mortgaged
Property and  assumptions of the Mortgage Notes and related  Mortgages (but only in the manner  provided in this  Agreement),  (iii) to collect any  Insurance  Proceeds  and other  Liquidation  Proceeds,  and (iv) to  effectuate  foreclosure  or other  conversion  of the ownership of the Mortgaged  Property securing any Mortgage Loan;  provided,  that neither the Master Servicer nor a Servicer shall take any action that is inconsistent  with or prejudices the interests of the Trust Fund or the  Certificateholders  in any Mortgage Loan or
the rights and interests of the Depositor,  the Trustee, the Trust Administrator or the  Certificateholders  under this Agreement.  The
Master  Servicer and each  Servicer  shall  represent and protect the interests of the Trust Fund in the same manner as it protects its own interests in mortgage  loans in its own portfolio in any claim,  proceeding or litigation  regarding a Mortgage Loan, and shall not make or permit any  modification,  waiver or  amendment of any Mortgage  Loan that would cause any REMIC  created  hereunder to fail to qualify as a REMIC or result in the imposition of any tax under  Section 860F(a) or  Section 860G(d) of  the Code. Without limiting the generality of the foregoing,  the Master Servicer and each Servicer,  in its own name or in the name of the Depositor and the Trust, is hereby  authorized and empowered by the Depositor,  the Trust and the Trust  Administrator,  when the Master  Servicer or such Servicer believes  it  appropriate  in its  reasonable  judgment,  to execute  and  deliver,  on behalf of the  Trust,  the  Trustee,  the Trust
Administrator,  the Depositor,  the  Certificateholders or any of them, any and all instruments of satisfaction or cancellation,  or of partial or full release or discharge and all other  comparable  instruments,  with respect to the Mortgage  Loans,  and with respect to the Mortgaged  Properties  held for the benefit of the  Certificateholders.  The Master  Servicer and each  Servicer  shall prepare and deliver to the Depositor and/or the Trustee and/or the Trust  Administrator such documents  requiring  execution and delivery by either or both of them as are necessary or  appropriate  to enable the Master  Servicer or such Servicer to master  service and  administer or service and administer the Mortgage Loans,  as applicable,  to the extent that the Master Servicer or such Servicer is not permitted to execute and deliver such  documents  pursuant to the preceding  sentence.  Upon receipt of such  documents,  the  Depositor  and/or the
Trustee or the Trust Administrator shall execute such documents and deliver them to the Master Servicer or such Servicer.

                  In accordance with the standards of the first paragraph of this  Section 3.01 and unless  determined in good faith to be a  Nonrecoverable  Advance,  each Servicer shall advance or cause to be advanced funds as necessary for the purpose of effecting the payment of taxes and assessments on the Mortgaged  Properties related to the Non-Designated  Mortgage Loans, which advances  constitute
Servicing  Advances  and shall be  reimbursable  in the first  instance  from  related  collections  from the  Mortgagors  pursuant  to
Section 3.06,  and further as provided in Section 3.08.  In no event will any Servicer be required to make any Servicing  Advance which would  constitute a  Nonrecoverable  Advance.  The costs incurred by a Servicer,  if any, in effecting the timely payments of taxes and assessments on the Mortgaged  Properties  related to the  Non-Designated  Mortgage Loans and related insurance  premiums shall not, for the purpose of calculating monthly  distributions to the  Certificateholders,  be added to the Stated Principal Balances of the related
Non-Designated  Mortgage Loans,  notwithstanding  that the terms of such  Non-Designated  Mortgage Loans so permit. The parties to this
Agreement  acknowledge  that  Servicing  Advances  shall be  reimbursable  pursuant  to the terms of this  Agreement  and agree that no
Servicing  Advance shall be rejected or disallowed  by any party unless it has been shown that such  Servicing  Advance was not made in accordance with this Agreement.

                  Each  Servicer  hereby  acknowledges  that, to the extent such  Servicer has  previously  serviced some or all of the
Non-Designated  Mortgage Loans pursuant to another  servicing  agreement,  the servicing  provisions  contained in this Agreement shall supersede  the servicing  provisions  contained in such other  servicing  agreement  from and after the Closing Date,  except that such other servicing  agreement shall survive and govern with respect to excess  servicing fees and termination  without cause. In addition, the Master Servicer hereby  acknowledges  that, to the extent the Master  Servicer or any Designated  Servicer has previously  serviced some or all of the  Designated  Mortgage  Loans  pursuant to another  servicing  agreement,  the  provisions  contained  in the related
Designated  Servicing  Agreement shall supersede the provisions  contained in such other servicing agreement from and after the Closing
Date.

                  Notwithstanding  anything in this Agreement to the contrary,  the purchase of any Wells Fargo Serviced  Mortgage Loan by any Person  shall be subject to the rights of Wells Fargo to continue  servicing  such Wells Fargo  Serviced  Mortgage  Loan for the same Servicing Fee substantially in accordance with the terms of this Agreement.

                  With respect to each Mortgage  Loan,  the related  Servicer will fully  furnish,  in accordance  with the Fair Credit
Reporting Act and its implementing  regulations,  accurate and complete  information  (e.g., favorable and unfavorable) on its borrower credit files to Equifax, Experian and Trans Union Credit Information Company, on a monthly basis.

                  Each Servicer is authorized and empowered by the Trustee,  on behalf of the  Certificateholders  and the Trustee,  in its own name or in the name of any Sub-Servicer,  when a Servicer or any  Sub-Servicer,  as the case may be, believes it appropriate in its best  judgment to register  any related  Mortgage  Loan on the MERS(R)  System,  or cause the removal from the  registration  of such
Mortgage Loan on the MERS(R) System,  to execute and deliver,  on behalf of the Trustee and the  Certificateholders  or any of them,  any and all  instruments of assignment and other  comparable  instruments  with respect to such assignment or re-recording of a Mortgage in the name of MERS, solely as nominee for the Trustee and its successors and assigns.

SECTION 3.02.     Subservicing; Enforcement of the Obligations of Sub-Servicers.

(a)      The  Non-Designated  Mortgage Loans may be subserviced by a Sub-Servicer on behalf of the related  Servicer in accordance with the servicing provisions of this Agreement;  provided,  that the Sub-Servicer must be a FNMA-approved lender or a FHLMC seller/servicer in good standing.  With respect to the Non-Designated  Mortgage Loans, each Servicer may perform any of its servicing  responsibilities hereunder or may cause the Sub-Servicer to perform any such servicing  responsibilities  on its behalf, but the use by such Servicer of the  Sub-Servicer  shall not release such Servicer from any of its  obligations  hereunder and such Servicer  shall remain  responsible hereunder  for all acts and omissions of the  Sub-Servicer  as fully as if such acts and omissions  were those of such  Servicer.  With respect to the  Non-Designated  Mortgage  Loans,  each  Servicer  shall pay all fees and expenses of any  Sub-Servicer  engaged by such
Servicer from its own funds.

                  A Servicer shall not permit a Sub-Servicer  to perform any servicing  responsibilities  hereunder with respect to the
Non-Designated  Mortgage  Loans  unless that  Sub-Servicer  first  agrees in writing  with such  Servicer to deliver an  Assessment  of
Compliance  and an  Accountant's  Attestation in such manner and at such times that permits that Servicer to comply with Sections 13.07 and 13.08 of this Agreement.

                  Notwithstanding the foregoing,  with respect to the Non-Designated Mortgage Loans, each Servicer shall be entitled to outsource  one or more  separate  servicing  functions  to a Person  (each,  an  "Outsourcer")  that  does  not  meet  the  eligibility requirements  for a  Sub-Servicer,  so long as such  outsourcing  does not constitute the delegation of such  Servicer's  obligation to perform all or  substantially  all of the servicing of the related  Non-Designated  Mortgage Loans to such  Outsourcer.  In such event, the use by a Servicer of any such  Outsourcer  shall not release the related  Servicer from any of its  obligations  hereunder and such
Servicer shall remain  responsible  hereunder for all acts and omissions of such Outsourcer as fully as if such acts and omissions were those of such Servicer, and such Servicer shall pay all fees and expenses of the Outsourcer from such Servicer's own funds.

                  A Servicer shall not outsource one or more separate servicing  functions hereunder with respect to the Non-Designated
Mortgage Loans to any Subcontractor  unless that  Subcontractor  first agrees in writing with such Servicer to deliver an Assessment of
Compliance  and an  Accountant's  Attestation in such manner and at such times that permits that Servicer to comply with Sections 13.07 and 13.08 of this Agreement.

                  Each  Servicer  may in  connection  with its duties as Servicer  hereunder  enter into  transactions  with any of its
Affiliates  relating to the  Non-Designated  Mortgage  Loans;  provided that (a) such  Servicer  acts (i) in  accordance  with Accepted
Servicing  Practices and the terms of this Agreement,  and (ii) in the ordinary course of business of such Servicer;  and (b) the terms of such  transaction  are no less  favorable to such  Servicer  than it would obtain in a comparable  arm's-length  transaction  with a
Person that is not an Affiliate of such Servicer.  Notwithstanding the preceding sentence,  any such transaction between a Servicer and any of its  Affiliates  shall  not  release  such  Servicer  from any of its  obligations  hereunder  and such  Servicer  shall  remain responsible  hereunder for all acts and omissions of such  Affiliate  with respect to such Mortgage Loans serviced by it as fully as if such acts and omissions  were those of such  Servicer.  Any fees and expenses  relating to such  transaction  between such Servicer and its Affiliate that are not otherwise  reimbursable  to such Servicer  pursuant to this Agreement  shall be borne by the parties thereto and shall not be an expense  or fee of the  Trust,  the  Depositor,  the  Trustee,  the Trust  Administrator,  the Seller or the Master
Servicer.

(b)      With respect to any Non-Designated  Mortgage Loans, at the cost and expense of a Servicer,  without any right of reimbursement from the Depositor,  the Trustee,  the Trust  Administrator or the applicable  Collection  Account,  such Servicer shall be entitled to terminate the rights and  responsibilities  of its  Sub-Servicer  and arrange for any servicing  responsibilities  to be performed by a successor  Sub-Servicer meeting the requirements set forth in Section 3.02(a),  provided,  however, that nothing contained herein shall be deemed to prevent or prohibit  such  Servicer,  at such  Servicer's  option,  from  electing  to service the related  Non-Designated
Mortgage Loans itself.  In the event that a Servicer's  responsibilities  and duties under this  Agreement are  terminated  pursuant to
Section 8.01,  and if requested to do so by the Trustee or Trust  Administrator  or such  Servicer  shall,  at its own cost and expense terminate the rights and  responsibilities  of its  Sub-Servicer as soon as is reasonably  possible.  Each Servicer shall pay all fees, expenses or penalties  necessary in order to terminate the rights and  responsibilities  of its  Sub-Servicer  from such Servicer's own funds without any right of reimbursement from the Depositor, Trustee, Trust Administrator, or the applicable Collection Account.

(c)      Notwithstanding  any of the provisions of this  Agreement  relating to agreements or  arrangements  between a Servicer and its
Sub-Servicer or a Servicer and its Outsourcer,  or any reference herein to actions taken through the Sub-Servicer,  the Outsourcer,  or otherwise,  the  related  Servicer  shall  not be  relieved  of its  obligations  to the  Depositor,  the  Trust,  Trustee,  the  Trust
Administrator  or  Certificateholders  and shall be obligated to the same extent and under the same terms and conditions as if it alone were  servicing  and  administering  the  related  Non-Designated  Mortgage  Loans.  Each  Servicer  shall be entitled to enter into an agreement  with its  Sub-Servicer  and  Outsourcer  for  indemnification  of such  Servicer  by such  Sub-Servicer  or  Outsourcer,  as applicable, and nothing contained in this Agreement shall be deemed to limit or modify such indemnification.

                  For purposes of this Agreement,  a Servicer shall be deemed to have received any collections,  recoveries or payments with respect to the related  Non-Designated  Mortgage  Loans that are  received by a related  Sub-Servicer  regardless  of whether such payments are remitted by the Sub-Servicer to such Servicer.

                  Any  Subservicing  Agreement and any other  transactions or services  relating to the  Non-Designated  Mortgage Loans involving a Sub-Servicer  shall be deemed to be between the  Sub-Servicer,  and the related  Servicer  alone,  and the  Depositor,  the
Trustee, the Trust Administrator,  the Master Servicer, the other Servicers and the Special Servicer shall have no obligations,  duties or  liabilities  with respect to a  Sub-Servicer  including no  obligation,  duty or liability  of the  Depositor,  Trustee,  the Trust
Administrator, the Master Servicer, the Special Servicer or other Servicers to pay a Sub-Servicer's fees and expenses.

(d)      Each Servicer is hereby  authorized to enter into a financing or other facility  (any such  arrangement,  a "Facility")  under which  (i) such  Servicer  assigns or pledges to another  person  (a "Lender")  (A) such  Servicer's  rights under this Agreement to be reimbursed for any Advances or Servicing  Advances,  and (B) any and all rights of such Servicer  under this  Agreement  resulting from such Servicer's  performance of its obligations  under this Agreement,  including,  without  limitation,  any Servicing Fees,  interest income,  Ancillary  Income,  and other payments received by such Servicer for servicing the Mortgage Loans related thereto and (ii) the
Lender  agrees  to fund  some or all  Advances  and/or  Servicing  Advances  required  to be made  by such  Servicer  pursuant  to this
Agreement.  No consent of the Trustee, Trust Administrator,  Master Servicer,  Certificateholders,  Rating Agency or any other party is required  before such  Servicer may enter into a Facility;  provided,  however,  that the consent of the Trust  Administrator  shall be required  before such Servicer may cause to be  outstanding  at one time more than one Facility.  Notwithstanding  the existence of any
Facility,  such Servicer shall remain obligated  pursuant to this Agreement to make Advances and Servicing  Advances pursuant to and as required by this  Agreement,  and to perform all duties and obligations of such Servicer under this Agreement and shall not be relieved of such obligations by virtue of such Facility.

SECTION 3.03.     Master Servicing by Master Servicer.

                  For and on behalf of the  Certificateholders,  the Master  Servicer shall oversee and enforce the obligation of Wells
Fargo and SPS to service and administer  the Wells Fargo Serviced  Mortgage Loans and SPS Serviced  Mortgage  Loans,  respectively,  in accordance  with the terms of this  Agreement  and shall  have full  power and  authority  to do any and all  things  which it may deem necessary or desirable in connection  with such master  servicing and  administration.  In performing its  obligations  hereunder,  the
Master  Servicer shall act in a manner  consistent  with this  Agreement and with customary and usual  standards of practice of prudent mortgage loan master  servicers.  Furthermore,  the Master  Servicer  shall  oversee and consult with the  Servicers as necessary  from time-to-time to carry out the Master Servicer's obligations hereunder, shall receive, review and evaluate all reports,  information and other data  provided  to the Master  Servicer by the  Servicers  and shall  cause each  Servicer to perform and observe the  covenants, obligations and conditions to be performed or observed by such Servicer under this Agreement.

                  With respect to any  Distribution  Date, no later than the related Cash  Remittance  Date, the Master  Servicer shall remit to the Trust  Administrator  for deposit in the  Certificate  Account  the amount of the  Compensating  Interest  Payment for the
Master  Servicer,  with respect to the Wells Fargo Serviced  Mortgage Loans,  SPS Serviced  Mortgage Loans and the Designated  Mortgage
Loans,  for the  related  Prepayment  Period to the  extent  Wells  Fargo,  SPS or the  related  Designated  Servicer  default in their obligation to make such  Compensating  Interest  Payment  pursuant to  Section 3.05.  The aggregate of such deposits shall be made from the Master Servicer's own funds, without reimbursement therefor.

SECTION 3.04.     Trustee to Act as Master Servicer or Servicer.

                  In the event that (A) the Master  Servicer  shall for any reason no longer be Master  Servicer  hereunder  or (B) any
Servicer shall for any reason no longer be a Servicer  hereunder and, with respect to any Servicer,  the Master  Servicer shall for any reason no longer be Master  Servicer  hereunder  (including,  in each  case,  by reason of an Event of  Default),  the  Trustee  or its successor  shall  thereupon  assume  all of the rights and  obligations  of the Master  Servicer  or such  Servicer  hereunder  arising thereafter  (except  that the  Trustee  shall not be  (i) liable  for  losses of the  Master  Servicer  or such  Servicer  pursuant  to
Section 3.09  hereof  or any  acts or  omissions  of the  related  predecessor  of the  Master  Servicer  or such  Servicer  hereunder,
(ii) obligated  to make Advances if it is prohibited  from doing so by applicable  law,  (iii) obligated  to effectuate  repurchases or substitutions  of Mortgage Loans hereunder  including,  but not limited to,  repurchases or substitutions of Mortgage Loans pursuant to
Section 2.02  or 2.03 hereof or (iv) deemed  to have made any  representations  and warranties of the Master  Servicer or such Servicer hereunder);  (v) be obligated to perform any  obligation of the Master  Servicer or such Servicer  under Section 13.06 or Section 13.08 with respect to any period of time during which the Trustee was not acting as the Master  Servicer or  Servicer).  Any such  assumption shall be subject to  Section 8.02  hereof.  Notwithstanding  the  foregoing,  if the  Trustee  has become the  successor  to the Master
Servicer or a Servicer  hereunder,  the Trustee may, if it shall be unwilling to so act, or shall, if it is unable to so act,  appoint, or petition a court of competent  jurisdiction to appoint,  any  established  mortgage loan servicing  institution,  the appointment of which does not adversely  affect the  then-current  rating of the  Certificates,  as the successor to the Master Servicer or a Servicer hereunder  in the  assumption  of all or any part of the  responsibilities,  duties  or  liabilities  of the  Master  Servicer  or such
Servicer, as applicable,  provided that such successor to the Master Servicer or such Servicer,  as applicable,  shall not be deemed to have made any representation or warranty as to any Mortgage Loan made by the Master Servicer or such Servicer, as applicable.

                  Each Servicer shall,  upon request of the Trust  Administrator,  but at the expense of such Servicer,  deliver to the assuming  party all  documents  and records  relating to each  Subservicing  Agreement or  substitute  Subservicing  Agreement  and the
Mortgage Loans then being serviced  thereunder and hereunder by such Servicer and an accounting of amounts  collected or held by it and otherwise use its best efforts to effect the orderly and efficient  transfer of the Subservicing  Agreement or substitute  Subservicing
Agreement to the assuming party.

SECTION 3.05.     Collection of Mortgage Loans; Collection Accounts; Certificate Account.

(a)      Continuously  from the date hereof until the principal  and interest on all  Non-Designated  Mortgage  Loans have been paid in full or such  Non-Designated  Mortgage Loans have become  Liquidated  Mortgage  Loans,  each Servicer shall proceed in accordance  with
Accepted Servicing  Practices to collect all payments due under each of the related  Non-Designated  Mortgage Loans when the same shall become due and payable to the extent  consistent  with this  Agreement and the terms and  provisions of any related  Mortgage  Guaranty
Insurance  Policy and shall take special care with respect to the  Non-Designated  Mortgage Loans for which a Servicer  collects escrow payments in  ascertaining  and  estimating  Escrow  Payments and all other charges that will become due and payable with respect to the
Non-Designated Mortgage Loans and the related Mortgaged Properties,  to the end that the installments payable by the related Mortgagors will be sufficient  to pay such charges as and when they become due and payable.  Consistent  with the  foregoing,  in connection  with
Non-Designated Mortgage Loans which it is directly servicing,  each Servicer may in its discretion (i) waive any late payment charge or any prepayment  charge or penalty interest in connection with the prepayment of a Non-Designated  Mortgage Loan and (ii) extend the Due
Dates for payments due on a Mortgage Note for a period not greater than 180 days; provided,  however,  that no such Servicer can extend the maturity of any such  Non-Designated  Mortgage Loan past the date on which the final payment is due on the latest maturing Mortgage
Loan as of the  Cut-off  Date.  In the  event of any such  arrangement,  the  related  Servicer  shall  make  Advances  on the  related
Non-Designated  Mortgage Loans in accordance  with the provisions of  Section 5.01  during the scheduled  period in accordance with the amortization  schedule of such  Mortgage  Loan  without  modification  thereof by reason of such  arrangements.  No  Servicer  shall be required to institute or join in  litigation  with respect to  collection of any payment  (whether  under a Mortgage,  Mortgage Note or otherwise or against any public or  governmental  authority with respect to a taking or  condemnation)  if it reasonably  believes that enforcing  the  provision of the Mortgage or other  instrument  pursuant to which such payment is required is  prohibited by applicable law.

(b)      Each Servicer shall segregate and hold all funds collected and received  pursuant to a  Non-Designated  Mortgage Loan separate and apart from any of its own funds and general assets and shall  establish and maintain one or more Collection  Accounts,  in the form of time deposit or demand  accounts,  titled  "[Servicer's  name],  in trust for the Holders of Adjustable  Rate Mortgage Trust 2006-1,
Adjustable  Rate  Mortgage-Backed  Pass-Through  Certificates,  Series 2006-1" or, if established  and maintained by a Sub-Servicer  on behalf of a Servicer,  "[Sub-Servicer's  name], in trust for [Servicer's  name]" or  "[Sub-Servicer's  name], as agent,  trustee and/or bailee of principal and interest  custodial account for [Servicer's  name], its successors and assigns,  for various owners of interest in [Servicer's name]  mortgage-backed  pools. In the event that a Sub-Servicer employs a Sub-Servicer,  the Collection Account shall be titled  "[name of  Sub-Servicer's  Sub-Servicer],  in trust for  [Sub-Servicer's  name]." Each  Collection  Account  maintained by each
Servicer  (other than Wells  Fargo),  shall be an Eligible  Account  acceptable  to the  Depositor  and the Trust  Administrator.  Each
Collection  Account  maintained by Wells Fargo shall be an Eligible  Account.  Funds deposited in a Collection  Account may be drawn on by the related  Servicer in  accordance  with  Section 3.08.  Any funds  deposited in a Collection  Account shall either be invested in
Eligible Investments or at all times be fully insured to the full extent permitted under applicable law.

(c)      Each Servicer shall deposit in the applicable  Collection  Account on a daily basis (with respect to SPS,  within two Business
Days of receipt),  unless otherwise  indicated,  and retain therein,  the following  collections  remitted by Sub-Servicers or payments received by such  Servicer and payments made by such  Servicer  subsequent  to the Cut-off  Date,  other than payments of principal and interest due on or before the Cut-off Date:

(i)      all payments on account of principal on the related Non-Designated Mortgage Loans, including all Principal Prepayments;

(ii)     all payments on account of interest on the related  Non-Designated  Mortgage Loans adjusted to the per annum rate equal to the
         Mortgage Rate reduced by the sum of the related Expense Fee Rate, as applicable;

(iii)    all Liquidation Proceeds on the related Non-Designated Mortgage Loans;

(iv)     all Insurance  Proceeds on the related  Non-Designated  Mortgage Loans including amounts required to be deposited  pursuant to
         Section 3.09  (other than proceeds to be held in the Escrow Account and applied to the  restoration or repair of the Mortgaged
         Property or released to the Mortgagor in accordance with Section 3.09);

(v)      all Advances made by such Servicer pursuant to Section 5.01;

(vi)     no later than the withdrawal from the Collection Account pursuant to  Section 3.08(a)(viii) each  month, the applicable amount of the  Compensating  Interest  Payment for such Servicer for the related  Prepayment  Period.  The aggregate of such deposits shall be made from such Servicer's own funds, without reimbursement therefor;

(vii)    any amounts  required to be  deposited  by such  Servicer in respect of net monthly  income from  REO Property  related to any
         Non-Designated Mortgage Loan pursuant to Section 3.11;

(viii)   all Assigned Prepayment Premiums, if applicable; and

(ix)     any other amounts required to be deposited hereunder.

                  The foregoing  requirements  for deposit into each  Collection  Account shall be exclusive,  it being  understood and agreed that,  without limiting the generality of the foregoing,  with respect to the  Non-Designated  Mortgage Loans,  Ancillary Income
need  not be  deposited  by  such  Servicer  into  such  Collection  Account.  In  addition,  notwithstanding  the  provisions  of this
Section 3.05,  each  Servicer may deduct from amounts  received by it, prior to deposit into the  applicable  Collection  Account,  any portion of any Scheduled Payment  representing  (i) the  applicable  Servicing Fee and any other amounts owed to such Servicer pursuant to Section 3.14 and  (ii) with  respect to each  Non-Designated  Mortgage  Loan covered by a Lender Paid  Mortgage  Guaranty  Insurance
Policy,  any amounts  required to effect  timely  payment of the  premiums  on such  Mortgage  Guaranty  Insurance  Policy  pursuant to
Section 3.09(c).  In the event that a Servicer  shall remit any amount not  required  to be  remitted,  it may at any time  withdraw or direct the institution  maintaining the related Collection Account to withdraw such amount from such Collection Account,  any provision herein to the contrary  notwithstanding.  Such withdrawal or direction may be accomplished by delivering  written notice thereof to the
Trustee or such other  institution  maintaining  such  Collection  Account  which  describes  the  amounts  deposited  in error in such
Collection  Account.  Each  Servicer  shall  maintain  adequate  records  with respect to all  withdrawals  made by it pursuant to this
Section.  All funds deposited in a Collection Account shall be held in trust for the  Certificateholders  until withdrawn in accordance with Section 3.08(a).

(d)      On or prior to the Closing Date, the Trust  Administrator shall establish and maintain,  on behalf of the  Certificateholders, the  Certificate  Account.  The Trust  Administrator  shall,  promptly  upon  receipt,  deposit in the  Certificate  Account and retain therein the following:

(i)      the aggregate  amount  remitted by each  Servicer of  Non-Designated  Mortgage  Loans to the Trust  Administrator  pursuant to
         Section 3.08(a)(viii) and  (x) and the aggregate  amount remitted by each Designated  Servicer to the Master Servicer or Trust
         Administrator  pursuant to their respective  Designated Servicing  Agreements,  in each case including any Assigned Prepayment
         Premiums;

(ii)     any amount  deposited  by the Trust  Administrator  pursuant  to  Section 3.05(e) in  connection  with any losses on  Eligible
         Investments;

(iii)    all Compensating  Interest  Payments remitted by the Master Servicer to the Trust  Administrator  pursuant to Section 3.03 and
         Section 3.20(b);

(iv)     all Advances remitted by the Master Servicer to the Trust Administrator pursuant to Section 5.01 and Section 3.20(b); and

(v)      any other amounts deposited hereunder which are required to be deposited in the Certificate Account.

                  In the event that the Master  Servicer or a Servicer shall remit to the Trust  Administrator  any amount not required to be remitted,  the Master Servicer or such Servicer,  as applicable,  may at any time direct the Trust Administrator to withdraw such amount from the  Certificate  Account,  any provision  herein to the contrary  notwithstanding.  Such direction may be  accomplished by delivering an Officer's  Certificate  to the Trust  Administrator  which  describes the amounts  deposited in error in the  Certificate
Account.  All funds deposited in the Certificate Account shall be held by the Trust  Administrator in trust for the  Certificateholders until  disbursed  in  accordance  with this  Agreement or withdrawn in  accordance  with  Section 3.08(b).  In no event shall the Trust
Administrator incur liability for withdrawals from the Certificate Account at the direction of the Master Servicer or any Servicer.

(e)      Each  institution  at which a Collection  Account or the  Certificate  Account is  maintained  shall either hold such funds on deposit  uninvested or shall invest the funds therein as directed in writing by the related  Servicer,  the Trust  Administrator or the
Depositor,  respectively, in Eligible Investments,  which shall mature not later than (i) in the case of a Collection Account, the Cash
Remittance Date and (ii) in the case of the Certificate  Account,  the Business Day immediately  preceding the Distribution Date, or on the  Distribution  Date, with respect to Eligible  Investments  invested with an affiliate of the Trust  Administrator.  All income and gain net of any losses  realized  from any such  balances or  investment  of funds on deposit in a Collection  Account shall be for the benefit of the related Servicer as servicing  compensation  and shall be remitted to it monthly as provided  herein.  The amount of any realized losses in a Collection  Account  incurred in any such account in respect of any such  investments  shall promptly be deposited by the  related  Servicer  (from its own funds) in the related  Collection  Account.  Neither  the Trustee nor the Trust  Administrator
shall be liable for the amount of any loss  incurred in respect of any  investment  or lack of investment of funds held in a Collection
Account and made in accordance  with this  Section 3.05.  All income and gain net of any losses  realized  from any such  investment of funds on deposit in the Certificate  Account shall be for the benefit of the Trust  Administrator as compensation and shall be remitted to it monthly as provided  herein.  The amount of any  realized  losses in the  Certificate  Account  incurred  in any such  account in respect of any such  investments  shall  promptly  be  deposited  by the Trust  Administrator  (from its own funds) in the  Certificate
Account.

(f)      Each Servicer,  other than Wells Fargo, shall give notice to the Trustee,  the Trust  Administrator,  the Seller,  each Rating
Agency,  and the  Depositor  of any proposed  change of the location of the related  Collection  Account  prior to any change  thereof.
Wells Fargo shall give notice to the Depositor of any proposed  change of the location of the related  Collection  Account prior to any change thereof and, upon receipt of such notice, the Depositor shall give notice to the Trustee,  the Trust  Administrator,  the Seller
and each Rating Agency. The Trust  Administrator  shall give notice to the Master Servicer and each Servicer,  the Seller,  each Rating
Agency, the Trustee and the Depositor of any proposed change of the location of the Certificate Account prior to any change thereof.

(g)      [Reserved]

(h)      [Reserved]

SECTION 3.06.     Establishment of and Deposits to Escrow Accounts; Permitted Withdrawals from Escrow Accounts; Payments of Taxes,
                                            Insurance and Other Charges.

(a)      To the extent  required by the related  Mortgage Note and not  violative of  applicable  law, the  applicable  Servicer  shall segregate and hold all funds collected and received pursuant to a Non-Designated  Mortgage Loan  constituting  Escrow Payments separate and apart from any of its own funds and general  assets and shall  establish and maintain one or more Escrow  Accounts,  in the form of time deposit or demand  accounts,  titled,  in the case of Servicers  other than SPS and Wells Fargo,  "Adjustable  Rate Mortgage Trust
2006-1,  Adjustable Rate  Mortgage-Backed  Pass-Through  Certificates,  Series 2006-1," in the case of Wells Fargo,  "Wells Fargo Bank,
N.A., as Servicer for  Adjustable  Rate Mortgage  Trust 2006-1,  Adjustable  Rate  Mortgage-Backed  Pass-Through  Certificates,  Series
2006-1," in the case of SPS,  "Select  Portfolio  Servicing,  Inc., as Servicer for Adjustable Rate Mortgage  Trust 2006-1,  Adjustable
Rate  Mortgage-Backed  Pass-Through  Certificates,  Series  2006-1," or, if established and maintained by a Sub-Servicer on behalf of a
Servicer,  "[Sub-Servicer's  name], in trust for [Servicer's name]" or "[Sub-Servicer's name], as agent, trustee and/or bailee of taxes and insurance  custodial  account for  [Servicer's  name],  its successors  and assigns,  for various owners of interest in [Servicer's name] mortgage  backed pools. In the event that a Sub-Servicer  employs a  sub-servicer,  the Escrow Accounts shall be titled "[name of
Sub-Servicer's  sub-servicer] in trust for  [Sub-Servicer's  name]. The Escrow Accounts shall be Eligible Accounts.  Funds deposited in the Escrow Account may be drawn on by the related Servicer in accordance with Section 3.06(d).

(b)      Each Servicer  shall  deposit or cause to be deposited in its Escrow  Account or Accounts on a daily basis within two Business
Days of receipt and retain therein:

(i)      all Escrow Payments  collected on account of the related  Non-Designated  Mortgage Loans,  for the purpose of effecting timely payment of any such items as required under the terms of this Agreement; and

(ii)     all amounts  representing  Insurance  Proceeds which are to be applied to the restoration or repair of any Mortgaged  Property related to a Non-Designated Mortgage Loan.

(c)      Each  Servicer  shall make  withdrawals  from the Escrow  Account  only to effect  such  payments as are  required  under this
Agreement,  as set forth in  Section 3.06(d).  Each Servicer  shall be entitled to retain any interest  paid on funds  deposited in the related  Escrow  Account by the  depository  institution,  other than  interest  on  escrowed  funds  required by law to be paid to the
Mortgagor.  To the  extent  required  by  law,  the  applicable  Servicer  shall  pay  interest  on  escrowed  funds  to the  Mortgagor notwithstanding that the Escrow Account may be non interest bearing or that interest paid thereon is insufficient for such purposes.

(d)      Withdrawals from the Escrow Account or Accounts may be made or caused to be made by the related Servicer only:

(i)      to effect  timely  payments of ground  rents,  taxes,  assessments,  water rates,  mortgage  insurance  premiums,  condominium charges, fire and hazard insurance premiums or other items constituting Escrow Payments for the related Mortgage;

(ii)     to reimburse  such  Servicer for any Servicing  Advances  made by the such  Servicer with respect to a related  Non-Designated
         Mortgage Loan, but only from amounts  received on the related  Non-Designated  Mortgage Loan which represent late  collections of Escrow Payments thereunder;

(iii)    to  refund  to any  Mortgagor  any  funds  found to be in excess  of the  amounts  required  under  the  terms of the  related
         Non-Designated Mortgage Loan;

(iv)     for transfer to the related  Collection  Account to reduce the principal balance of the related  Non-Designated  Mortgage Loan in accordance with the terms of the related Mortgage and Mortgage Note;

(v)      for application to restore or repair of the Mortgaged  Property related to a  Non-Designated  Mortgage Loan in accordance with the procedures outlined in Section 3.09(e);

(vi)     to pay to the related  Servicer,  or any Mortgagor  related to a  Non-Designated  Mortgage Loan to the extent required by law, any interest paid on the funds deposited in such Escrow Account;

(vii)    to clear and terminate such Escrow Account on the termination of this Agreement; and

(viii)   to remove funds inadvertently placed in the Escrow account by the related Servicer.

(e)      With respect to each  Non-Designated  Mortgage Loan, the applicable  Servicer shall maintain  accurate records  reflecting the status of ground  rents and taxes and any other item which may become a lien senior to the lien of the related  Mortgage and the status of Mortgage Guaranty Insurance Policy premiums,  and fire and hazard insurance coverage and shall obtain,  from time to time, all bills for the payment of such charges  (including  renewal  premiums) and shall effect or cause to be effected  payment  thereof prior to the applicable penalty or termination date.

SECTION 3.07.
                  Access to Certain Documentation and Information Regarding the Non-Designated Mortgage Loans; Inspections.

(a)      The Master Servicer and each Servicer shall afford the Depositor,  the Trustee and the Trust  Administrator  reasonable access to all records and  documentation  regarding the  Non-Designated  Mortgage  Loans and all  accounts,  insurance  information  and other matters  relating to this Agreement,  such access being afforded  without charge,  but only upon reasonable  written request and during normal  business hours at the office  designated by the Master Servicer or such Servicer.  In addition,  each Servicer shall afford the
Master  Servicer  reasonable  access to all records and  documentation  regarding the  Non-Designated  Mortgage Loans and all accounts, insurance  information  and other  matters  relating to this  Agreement,  such access  being  afforded  without  charge,  but only upon reasonable  written  request and during normal  business hours at the office  designated by such Servicer.  In addition,  each Servicer shall provide to the Special Servicer  reasonable access to all records and documentation  regarding the Non-Designated  Mortgage Loans serviced by it that become Special Serviced Mortgage Loans.

(b)      Each  Servicer,  separately  with respect to the  Non-Designated  Mortgage  Loans each  directly  services,  shall inspect the related Mortgaged  Properties as often as deemed necessary by such Servicer in such party's sole discretion,  to assure itself that the value  of such  Mortgaged  Property  is  being  preserved.  In  addition,  if any  Non-Designated  Mortgage  Loan is more  than 60 days delinquent,  such Servicer, as applicable,  shall conduct subsequent  inspections in accordance with Accepted Servicing Practices or as may be required by the  primary  mortgage  guaranty  insurer.  Each  Servicer  shall keep a written or  electronic  report of each such inspection.

SECTION 3.08.     Permitted Withdrawals from the Collection Accounts and Certificate Account.

(a)      Each Servicer may from time to time make withdrawals from the related Collection Account for the following purposes:

(i)      to pay to such Servicer (to the extent not  previously  retained by such Servicer) the servicing  compensation  to which it is entitled  pursuant  to  Section 3.14,  and to pay to such  Servicer,  as  additional  servicing  compensation,  earnings on or investment  income with respect to funds in or credited to such  Collection  Account,  and with respect to Wells Fargo, to pay
         (to the  extent  not  previously  retained  by Wells  Fargo)  any REO  Disposition  Fee to which it is  entitled  pursuant  to
         Section 3.11(e);

(ii)     to reimburse  such Servicer for  unreimbursed  Advances  made by it, such right of  reimbursement  pursuant to this  subclause
         (ii) being  limited to amounts received on the  Non-Designated  Mortgage Loan(s) in respect of which any such Advance was made
         (including  without  limitation,  late  recoveries  of payments,  Liquidation  Proceeds and  Insurance  Proceeds to the extent received by such Servicer);

(iii)    to reimburse such Servicer for any Nonrecoverable Advance previously made or any amount expended pursuant to Section 3.11(a);

(iv)     to reimburse such Servicer for (A)  unreimbursed  Servicing  Advances or such Servicer's  right to  reimbursement  pursuant to this clause (A) with respect to any  Non-Designated  Mortgage  Loan being limited to amounts  received on such  Non-Designated
         Mortgage  Loan which  represent  late  payments of principal  and/or  interest  (including,  without  limitation,  Liquidation
         Proceeds and Insurance  Proceeds with respect to such Mortgage  Loan)  respecting  which any such advance was made and (B) for unpaid Servicing Fees as provided in Section 3.11 hereof;

(v)      to pay to the purchaser,  with respect to each  Non-Designated  Mortgage Loan or property acquired in respect thereof that has been purchased pursuant to Section 2.02, 2.03 or 3.11, all amounts received thereon after the date of such purchase;

(vi)     to make any payments required to be made pursuant to Section 2.07(g);

(vii)    to reimburse the Seller,  such Servicer or the Depositor  for expenses  incurred by any of them and  reimbursable  pursuant to
         Section 7.03 hereof;

(viii)   to withdraw any amount deposited in such Collection Account and not required to be deposited therein;

(ix)     with respect to the  Non-Designated  Mortgage Loans,  on the Cash Remittance  Date, to withdraw an amount equal to the portion of (a) with  respect to the Mortgage  Loans in Loan Group 1,  Loan Group 2,  Loan Group 3,  Loan Group 4 and Loan Group 5, the
         Available  Distribution  Amount and (b) with respect to the Mortgage Loans in Loan Group 6, the Interest Remittance Amount and
         Principal  Remittance  Amount,  in each case  applicable to the Mortgage Loans  serviced by such Servicer,  who will remit the aggregate of such amounts to the Trust Administrator for deposit in the Certificate Account;

(x)      with respect to each  Non-Designated  Mortgage Loan covered by a Lender Paid Mortgage  Guaranty  Insurance  Policy,  to effect
         timely  payment  of  the  related  premiums  on  such  Mortgage  Guaranty   Insurance  Policy,  as  applicable,   pursuant  to
         Section 3.09(c),  to the extent not deducted by such Servicer prior to deposit into the applicable Collection Account pursuant to Section 3.05(c);

(xi)     on or prior to 4:00  p.m.  New York time on the Cash  Remittance  Date  preceding  each  Distribution  Date,  each  applicable
         Servicer  shall  withdraw  an  amount  equal to the sum of all  Assigned  Prepayment  Premiums  received  during  the  related
         Prepayment  Period  applicable  to the  Mortgage  Loans  serviced  by such  Servicer,  and  remit  such  amount  to the  Trust
         Administrator for deposit in the Certificate Account; and

(xii)    to clear and terminate such Collection Account upon termination of this Agreement pursuant to Section 11.01 hereof.

                  Each Servicer shall keep and maintain separate accounting,  on a Non-Designated Mortgage Loan by Mortgage Loan basis, for the purpose of justifying any withdrawal  from the related  Collection  Account  pursuant to such  subclauses  (i), (ii),  (iv) and
(v). Prior to making any  withdrawal  from a Collection  Account  pursuant to subclause  (iii) for  reimbursement  of a  Nonrecoverable
Advance,  the related Servicer shall deliver to the Trust  Administrator a certificate of a Servicing Officer  indicating the amount of any previous  Advance or Servicing  Advance  determined by such Servicer to be a  Nonrecoverable  Advance and  identifying  the related
Non-Designated  Mortgage Loans(s),  and their respective portions of such  Nonrecoverable  Advance. In connection with the payment of a
Purchase Price, if a Servicer is not required to remit  unreimbursed  Advances and Servicing Advances as specified in the definition of
Purchase Price, such Servicer shall be deemed to have been reimbursed for such amount.

(b)      The Trust  Administrator  shall withdraw funds from the Certificate  Account for distributions to  Certificateholders,  in the manner  specified in this  Agreement  (and to withhold from the amounts so withdrawn,  the amount of any taxes that it is authorized to withhold pursuant to Section 2.07).  In addition,  the Trust  Administrator may from time to time make withdrawals from the Certificate
Account for the following purposes:

(i)      to pay to itself any investment income earned for the related  Distribution  Date, and to pay to itself or the Master Servicer any other  amounts to which it or the  Master  Servicer  is  entitled  to  reimbursement  or  payment  under the terms of this
         Agreement;

(ii)     to withdraw and return to the Master  Servicer or the  applicable  Servicer for deposit to the applicable  Collection  Account any amount deposited in the Certificate Account and not required to be deposited therein; and

(iii)    to clear and terminate the Certificate Account upon termination of the Agreement pursuant to Section 11.01 hereof.

SECTION 3.09.     Maintenance of Hazard Insurance; Mortgage Impairment Insurance and Mortgage Guaranty Insurance Policy; Claims;
                                            Restoration of Mortgaged Property.

(a)      Each Servicer  shall cause to be maintained  for each related  Non-Designated  Mortgage  Loan hazard  insurance  such that all buildings  upon the related  Mortgaged  Property  are insured by a generally  acceptable  insurer  rated  either:  "V" or better in the current Best's Key Rating Guide ("Best's") or acceptable to FNMA or FHLMC against loss by fire,  hazards of extended  coverage and such other hazards as are  customary in the area where the related  Mortgaged  Property is located,  in an amount which is at least equal to the lesser of (i) the  replacement  value of the improvements  securing such  Non-Designated  Mortgage Loan and (ii) the greater of (A)
the outstanding  principal balance of such  Non-Designated  Mortgage Loan and (B) an amount such that the proceeds of such policy shall be sufficient to prevent the Mortgagor and/or the mortgagee from becoming a co insurer.

                  If upon  origination  of the  Non-Designated  Mortgage Loan,  the related  Mortgaged  Property was located in an area identified  in the Federal  Register  by the Federal  Emergency  Management  Agency as having  special  flood  hazards  (and such flood insurance has been made  available),  the related  Servicer shall cause a flood insurance  policy to be maintained with respect to such
Non-Designated  Mortgage  Loan.  Such  policy  shall  meet  the  requirements  of  the  current  guidelines  of the  Federal  Insurance
Administration  and be in an amount  representing  coverage equal to the lesser of (i) the minimum amount required,  under the terms of coverage,  to  compensate  for any damage or loss on a  replacement  cost basis (or the unpaid  principal  balance of the  mortgage  if replacement  cost  coverage is not  available  for the type of building  insured) and  (ii) the  maximum  amount of insurance  which is available under the Flood Disaster Protection Act of 1973, as amended.

                  If a Mortgage related to a Non-Designated  Mortgage Loan is secured by a unit in a condominium  project,  the related
Servicer  shall  verify that the  coverage  required of the owner's  association,  including  hazard,  flood,  liability,  and fidelity coverage,  is being  maintained in accordance with the  requirements of the related Servicer for mortgage loans that it services on its own account.

                  Each Servicer shall cause to be maintained on each Mortgaged Property related to a Non-Designated  Mortgage Loan such other additional  special hazard insurance as may be required  pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional  insurance,  or pursuant to the  requirements of any Mortgage  Guaranty  Insurance Policy insurer,  or as may be required to conform with  Accepted  Servicing  Practices  to the extent  permitted  by the  Mortgage  Note,  the
Mortgage or applicable law provided that the related Servicer shall not be required to bear the cost of such insurance.

                  All policies required  hereunder shall name the related Servicer as loss payee and shall be endorsed with standard or union mortgagee clauses,  without contribution,  which shall provide for prior written notice of any cancellation,  reduction in amount or material change in coverage.

                  Each Servicer shall not interfere with the Mortgagor's  freedom of choice at the  origination of such  Non-Designated
Mortgage Loan in selecting  either his insurance  carrier or agent,  provided,  however,  that such Servicer  shall not accept any such insurance  policies from insurance  companies unless such companies are rated: B:III or better in Best's or acceptable to FNMA or FHLMC and are licensed to do business in the  jurisdiction in which the Mortgaged  Property is located.  The related Servicer shall determine that such policies provide  sufficient risk coverage and amounts,  that they insure the property owner, and that they properly describe the property address.

                  Pursuant to  Section 3.05,  any amounts  collected by a Servicer  under any such  policies  (other than amounts to be deposited  in the related  Escrow  Account and applied to the  restoration  or repair of the related  Mortgaged  Property,  or property acquired in liquidation of the  Non-Designated  Mortgage Loan, or to be released to the Mortgagor,  in accordance  with such Servicer's normal servicing procedures) shall be deposited in the related Collection Account (subject to withdrawal pursuant to Section 3.08(a)).

                  Any cost incurred by a Servicer in maintaining any such insurance  shall not, for the purpose of calculating  monthly distributions  to the  Certificateholders  or  remittances  to the Trust  Administrator  for their  benefit,  be added to the principal balance of the  Non-Designated  Mortgage  Loan,  notwithstanding  that the terms of the  Non-Designated  Mortgage Loan so permit.  Such costs shall  constitute a Servicing  Advance and will be reimbursable to the related  Servicer to the extent  permitted by Section 3.08 hereof.  It is understood and agreed that no earthquake or other additional  insurance is to be required of any Mortgagor  related to a
Non-Designated  Mortgage Loan or maintained on property  acquired in respect of a Mortgage  related to a  Non-Designated  Mortgage Loan other than pursuant to such  applicable  laws and  regulations  as shall at any time be in force and as shall  require such  additional insurance.

(b)      In the event that a Servicer  shall  obtain and  maintain a blanket  policy  insuring  against  losses  arising  from fire and hazards covered under extended coverage on all of the related  Non-Designated  Mortgage Loans, then, to the extent such policy provides coverage in an amount equal to the amount required pursuant to  Section 3.09(a) and  otherwise  complies with all other requirements of
Section 3.09(a),  it shall  conclusively  be deemed to have  satisfied its  obligations  as set forth in  Section 3.09(a).  Any amounts collected by a Servicer under any such policy relating to a Non-Designated  Mortgage Loan shall be deposited in the related  Collection
Account subject to withdrawal  pursuant to  Section 3.08(a).  Such policy may contain a deductible  clause, in which case, in the event that there shall not have been maintained on the related Mortgaged  Property a policy complying with  Section 3.09(a),  and there shall have been a loss which would have been covered by such policy,  the related  Servicer shall deposit in the related  Collection  Account at the time of such loss the amount not otherwise  payable under the blanket policy because of such deductible  clause,  such amount to be deposited from such Servicer's funds, without  reimbursement  therefor.  Upon request of the Trust  Administrator,  a Servicer shall cause to be delivered  to the Trust  Administrator  a certified  true copy of such policy and a statement  from the insurer  thereunder that  such  policy  shall in no event be  terminated  or  materially  modified  without  30 days'  prior  written  notice  to the Trust
Administrator.  In connection with its activities as Servicer of the related  Non-Designated  Mortgage  Loans,  such Servicer agrees to present, on behalf of itself, the Depositor,  and the Trust Administrator for the benefit of the  Certificateholders,  claims under any such blanket policy.

(c)      With respect to each  Non-Designated  Mortgage Loan with a Loan-to-Value  Ratio in excess of 80% which the Seller  represented to be covered by a Mortgage  Guaranty  Insurance  Policy as of the Cut-off Date, the related  Servicer  shall,  without any cost to the
Depositor or Trust  Administrator,  maintain or cause the Mortgagor to maintain in full force and effect a Mortgage Guaranty  Insurance
Policy  insuring  that  portion  of the  Non-Designated  Mortgage  Loan in  excess of 75% of  value,  and shall pay or shall  cause the
Mortgagor  to pay, the premium  thereon on a timely  basis,  until the  loan-to-value  ratio of such  Non-Designated  Mortgage  Loan is reduced to 80%,  based on either (i) a current  appraisal of the  Mortgaged  Property or (ii) the  appraisal of the Mortgaged  Property obtained at the time the Non-Designated  Mortgage Loan was originated.  In the event that such Mortgage Guaranty Insurance Policy shall be terminated prior to the loan-to-value  ratio of such  Non-Designated  Mortgage Loan being reduced to 80%, the related Servicer shall obtain from another Qualified Insurer a comparable  replacement  policy,  with a total coverage equal to the remaining coverage of such terminated  Mortgage  Guaranty  Insurance  Policy.  If the insurer shall cease to be a Qualified  Insurer,  the related  Servicer shall determine  whether  recoveries  under the Mortgage  Guaranty  Insurance  Policy are  jeopardized  for reasons  related to the financial condition of such insurer,  it being  understood  that such  Servicer  shall in no event have any  responsibility  or liability for any failure to recover under the Mortgage  Guaranty  Insurance Policy for such reason.  If the related Servicer  determines that recoveries are so jeopardized,  it shall notify the Mortgagor,  if required,  and obtain from another  Qualified  Insurer a replacement  insurance policy.  The related  Servicer  shall not take any action which would result in  noncoverage  under any  applicable  Mortgage  Guaranty
Insurance  Policy of any loss which,  but for the actions of such Servicer would have been covered  thereunder.  In connection with any assumption or substitution  agreement entered into or to be entered into pursuant to Section 3.10,  each Servicer shall promptly notify the insurer  under the related  Mortgage  Guaranty  Insurance  Policy,  if any, of such  assumption  or  substitution  of  liability in accordance with the terms of such Mortgage  Guaranty  Insurance Policy and shall take all actions which may be required by such insurer as a condition to the continuation of coverage under such Mortgage Guaranty  Insurance Policy,  provided that such required actions are in compliance  with all applicable  law. If such Mortgage  Guaranty  Insurance  Policy is terminated as a result of such  assumption or substitution  of liability,  the related  Servicer shall obtain a replacement  Mortgage  Guaranty  Insurance  Policy as provided above;
provided that under  applicable  law and the terms of the related  Mortgage Note and Mortgage the cost of such policy may be charged to the successor Mortgagor.

                  With respect to each  Non-Designated  Mortgage Loan covered by a Lender Paid Mortgage Guaranty  Insurance Policy, the
applicable  Servicer shall effect timely payment of the premiums on such Mortgage Guaranty  Insurance Policy from amounts on deposit in the  Collection  Account,  or  deducted  by such  Servicer  prior to  deposit  into  the  applicable  Collection  Account  pursuant  to
Section 3.05(c) with  respect to such  Non-Designated  Mortgage Loan. If amounts on deposit in the Collection  Account,  or deducted by such Servicer prior to deposit into the applicable Collection Account pursuant to  Section 3.05(c) with  respect to such Non-Designated
Mortgage Loan are not sufficient to pay the premiums on such Mortgage Guaranty Insurance Policy,  the applicable  Servicer shall effect timely  payment of such  premiums,  and such costs shall be  recoverable  by such  Servicer  from the related  Liquidation  Proceeds or otherwise  as a Servicing  Advance  pursuant  to  Section 3.08(a).  With  respect to each  Non-Designated  Mortgage  Loan  covered by a
Mortgage Guaranty Insurance Policy that is not a Lender Paid Mortgage Guaranty  Insurance Policy, the applicable  Servicer shall effect timely  payment of the  premiums  on such  Mortgage  Guaranty  Insurance  Policy,  and such costs not  otherwise  recoverable  from the
Mortgagor shall be recoverable by such Servicer from the related  Liquidation  Proceeds or otherwise as a Servicing Advance pursuant to
Section 3.08(a).

(d)      In connection with its activities as servicer,  each Servicer shall prepare and present,  on behalf of itself,  the Depositor, the Trust,  the  Trustee,  the Trust  Administrator  and the  Certificateholders,  claims to the insurer  under any  Mortgage  Guaranty
Insurance Policy related to a Non-Designated  Mortgage Loan in a timely fashion in accordance with the terms of such Mortgage  Guaranty
Insurance  Policy and, in this regard,  to take such  reasonable  action as shall be necessary  to permit  recovery  under any Mortgage
Guaranty Insurance Policy respecting  defaulted  Non-Designated  Mortgage Loans.  Pursuant to Section 3.05,  any amounts collected by a
Servicer under any Mortgage  Guaranty  Insurance  Policy shall be deposited in the related  Collection  Account,  subject to withdrawal pursuant to Section 3.08.

(e)      With respect to any  Non-Designated  Mortgage  Loan,  each  Servicer  need not obtain the approval of the Trustee or the Trust
Administrator  prior to releasing any Insurance  Proceeds to the related  Mortgagor to be applied to the  restoration  or repair of the related  Mortgaged  Property if such release is in accordance  with Accepted  Servicing  Practices.  At a minimum,  each Servicer shall comply with the following conditions in connection with any such release of Insurance Proceeds:

(i)      such  Servicer  shall  receive  satisfactory  independent  verification  of completion of repairs and issuance of any required approvals with respect thereto;

(ii)     such  Servicer  shall take all steps  necessary  to preserve  the  priority of the lien of the  Mortgage,  including,  but not limited to requiring waivers with respect to mechanics' and materialmen's liens; and

(iii)    pending repairs or restoration, such Servicer shall place the Insurance Proceeds in the related Escrow Account.

(f)      With respect to any  Non-Designated  Mortgage  Loan,  if the Trust  Administrator  is named as an additional  loss payee,  the related  Servicer is hereby  empowered  to endorse  any loss draft  issued in respect of such a claim in the name of the Trustee or the
Trust Administrator.

SECTION 3.10.     Enforcement of Due on Sale Clauses; Assumption Agreements.

(a)      With respect to any  Non-Designated  Mortgage  Loan,  each  Servicer  shall use its best efforts to enforce any  "due-on-sale"
provision  contained in any related  Mortgage or Mortgage Note and to deny assumption by the person to whom the Mortgaged  Property has been or is about to be sold whether by absolute  conveyance or by contract of sale, and whether or not the Mortgagor  remains liable on the Mortgage and the Mortgage Note.  When the Mortgaged  Property has been conveyed by the Mortgagor,  the related  Servicer  shall, to the extent it has knowledge of such  conveyance,  exercise its rights to accelerate the maturity of such  Non-Designated  Mortgage Loan under the "due-on-sale" clause applicable thereto,  provided,  however, that such Servicer shall not exercise such rights if prohibited by law from doing so or if the  exercise of such rights  would  impair or threaten to impair any  recovery  under the related  Mortgage
Guaranty Insurance Policy, if any.

(b)      With respect to any  Non-Designated  Mortgage  Loan, if a Servicer  reasonably  believes it is unable under  applicable law to enforce such  "due-on-sale"  clause,  such Servicer shall enter into (i) an  assumption and  modification  agreement with the person to whom such property has been conveyed,  pursuant to which such person becomes liable under the Mortgage Note and the original  Mortgagor remains  liable  thereon or (ii) in the event such  Servicer is unable under  applicable  law to require  that the  original  Mortgagor remain liable under the Mortgage Note, a substitution of liability  agreement with the purchaser of the Mortgaged  Property pursuant to which the original  Mortgagor is released from  liability and the purchaser of the Mortgaged  Property is  substituted as Mortgagor and becomes  liable under the Mortgage  Note.  Notwithstanding  the  foregoing,  a Servicer shall not be deemed to be in default under this
Section by reason of any transfer or assumption which such Servicer  reasonably  believes it is restricted by law from preventing,  for any reason whatsoever.  In connection with any such assumption,  no material term of the Mortgage Note,  including without  limitation, the Mortgage  Rate borne by the related  Mortgage  Note,  the term of the  Non-Designated  Mortgage Loan or the  outstanding  principal amount of the Non-Designated Mortgage Loan shall be changed.

(c)      To the extent that any  Non-Designated  Mortgage Loan is assumable,  the related  Servicer shall inquire  diligently  into the creditworthiness  of the  proposed  transferee,  and shall use the  underwriting  criteria  for  approving  the credit of the  proposed transferee which are used by FNMA with respect to underwriting  mortgage loans of the same type as the  Non-Designated  Mortgage Loans.
If the credit of the proposed  transferee does not meet such  underwriting  criteria,  the related  Servicer  diligently  shall, to the extent  permitted by the Mortgage or the Mortgage Note and by applicable law,  accelerate the maturity of the  Non-Designated  Mortgage
Loan.

(d)      With respect to any  Non-Designated  Mortgage Loan,  subject to each Servicer's duty to enforce any due-on-sale  clause to the extent set forth in this  Section 3.10,  in any case in which the  related  Mortgaged  Property  has been  conveyed  to a Person by the related  Mortgagor,  and such Person is to enter into an assumption  agreement or modification  agreement or supplement to the Mortgage
Note or Mortgage  that  requires  the  signature  of the  Trustee,  or if an  instrument  of release  signed by the Trustee is required releasing the Mortgagor from  liability on the  Non-Designated  Mortgage  Loan,  such Servicer shall prepare and deliver or cause to be prepared and  delivered to the Trustee for  signature and shall direct,  in writing,  the Trustee to execute the  assumption  agreement with the Person to whom the  Mortgaged  Property is to be conveyed and such  modification  agreement or supplement to the Mortgage Note or Mortgage or other  instruments  as are  reasonable or necessary to carry out the terms of the Mortgage Note or Mortgage or otherwise to comply with any applicable laws regarding  assumptions or the transfer of the Mortgaged  Property to such Person. In connection with any such assumption,  no material term of the Mortgage Note may be changed.  Together with each such substitution,  assumption or other agreement or instrument  delivered to the Trustee for  execution by it, the related  Servicer  shall  deliver an Officer's  Certificate signed by a Servicing  Officer stating that the  requirements of this  subsection  have been met in connection  therewith.  The related
Servicer shall notify the Trustee and the Trust  Administrator  that any such  substitution or assumption  agreement has been completed by forwarding to the Trustee and the Trust  Administrator a copy of such  substitution or assumption  agreement,  and shall forward the original to the Custodian which shall be added to the related Mortgage File and shall,  for all purposes,  be considered a part of such
Mortgage File to the same extent as all other  documents and instruments  constituting a part thereof.  Any fee collected by a Servicer for entering  into an assumption  or  substitution  of liability  agreement  will be retained by such Servicer as additional  servicing compensation.

SECTION 3.11.     Realization Upon Defaulted Mortgage Loans; Repurchase of Certain Mortgage Loans.

(a)      Each Servicer  shall use  reasonable  efforts to foreclose  upon or otherwise  comparably  convert the ownership of properties securing  such of the related  Non-Designated  Mortgage  Loans as come into and  continue  in default  and as to which no  satisfactory arrangements  can be made for  collection of delinquent  payments.  In  connection  with such  foreclosure  or other  conversion,  each
Servicer shall take such action as (i) such  Servicer would take under similar  circumstances  with respect to a similar  mortgage loan held for its own account for  investment,  (ii) shall be consistent  with  Accepted  Servicing  Practices,  (iii) such  Servicer  shall determine  consistently with Accepted Servicing Practices to be in the best interest of the Trust and  Certificateholders,  and (iv) is consistent with the requirements of the insurer under any Required Insurance Policy;  provided,  however,  that such Servicer shall not be required to expend its own funds in connection  with any  foreclosure  or towards the  restoration  of any property  unless it shall determine  (i) that such  restoration  and/or  foreclosure  will  increase the proceeds of  liquidation  of the related  Non-Designated
Mortgage  Loan  after  reimbursement  to itself of such  expenses  and  (ii) that  such  expenses  will be  recoverable  to it  through
Liquidation  Proceeds.  Any funds expended by any Servicer pursuant to this  Section 3.11(a) shall  be reimbursable in full pursuant to
Section 3.08(a)(iii).  The  related  Servicer  shall be  responsible  for all  other  costs  and  expenses  incurred  by it in any such proceedings;  provided,  however,  that it shall be entitled to reimbursement thereof from the Liquidation Proceeds with respect to the related Mortgaged Property or otherwise as a Servicing Advance in accordance with Section 3.08(a).

                  With  respect to any  Non-Designated  Mortgage  Loan,  notwithstanding  anything to the  contrary  contained  in this
Agreement,  in connection  with a foreclosure  or acceptance of a deed in lieu of  foreclosure,  in the event the related  Servicer has reasonable cause to believe that the related  Mortgaged  Property is contaminated by hazardous or toxic substances or wastes, or if the
Trust  Administrator  otherwise  requests,  an environmental  inspection or review of such Mortgaged  Property conducted by a qualified inspector shall be arranged for by such Servicer.  Upon completion of the inspection,  the related  Servicer shall promptly provide the
Trust Administrator with a written report of environmental inspection.

                  In the event the environmental  inspection report indicates that the Mortgaged  Property is contaminated by hazardous or toxic  substances or wastes,  the related Servicer shall not proceed with foreclosure or acceptance of a deed in lieu of foreclosure if the  estimated  costs of the  environmental  clean up, as  estimated  in the  environmental  inspection  report,  together  with the
Servicing  Advances and Advances  made by such  Servicer and the  estimated  costs of  foreclosure  or  acceptance of a deed in lieu of foreclosure  exceeds the estimated value of the Mortgaged Property.  If however,  the aggregate of such clean up and foreclosure costs,
Advances and Servicing  Advances are less than or equal to the estimated  value of the Mortgaged  Property,  then the related  Servicer may, in its reasonable judgment and in accordance with Accepted Servicing  Practices,  choose to proceed with foreclosure or acceptance of a deed in lieu of foreclosure and such Servicer shall be reimbursed for all reasonable  costs  associated  with such  foreclosure or acceptance of a deed in lieu of foreclosure and any related  environmental clean up costs, as applicable,  from the related Liquidation
Proceeds,  or if the Liquidation  Proceeds are  insufficient  to fully  reimburse such Servicer,  such Servicer shall be entitled to be reimbursed from amounts in the related  Collection Account pursuant to  Section 3.08(a) hereof.  In the event the related Servicer does not proceed with  foreclosure or acceptance of a deed in lieu of foreclosure  pursuant to the first  sentence of this  paragraph,  such
Servicer  shall be reimbursed  for all Advances and Servicing  Advances  made with respect to the related  Mortgaged  Property from the related  Collection  Account  pursuant to  Section 3.08(a) hereof,  and such Servicer shall have no further  obligation to service such
Non-Designated Mortgage Loan under the provisions of this Agreement.

(b)      With respect to any  REO Property  related to a Non-Designated  Mortgage Loan, the deed or certificate of sale shall,  subject to applicable  laws, be taken in the name of the Trustee for the benefit of the  Certificateholders,  or its nominee,  on behalf of the
Certificateholders.  The Trustee's name shall be placed on the title to such  REO Property  solely as the Trustee  hereunder and not in its individual  capacity.  The related  Servicer  shall ensure that the title to such  REO Property  references  this Agreement and the
Trustee  capacity  hereunder.  Pursuant to its  efforts to sell such  REO Property,  the  related  Servicer  shall in  accordance  with
Accepted  Servicing  Practices manage,  conserve,  protect and operate each REO Property for the purpose of its prompt  disposition and sale. The related Servicer,  either itself or through an agent selected by such Servicer, shall manage,  conserve,  protect and operate the REO Property in the same manner that it manages,  conserves,  protects and operates other foreclosed  property for its own account, and in the same manner that similar  property in the same locality as the REO Property is managed.  Upon request,  the related Servicer shall furnish to the Trust  Administrator on or before each  Distribution  Date a statement with respect to any  REO Property  covering the operation of such  REO Property  for the previous  calendar month and such  Servicer's  efforts in connection with the sale of such
REO Property and any rental of such  REO Property  incidental to the sale thereof for the previous calendar month. That statement shall be  accompanied by such other  information as the Trust  Administrator  shall  reasonably  request and which is necessary to enable the
Trust  Administrator to comply with the reporting  requirements of the REMIC  Provisions.  The net monthly rental income,  if any, from such  REO Property  shall be  deposited  in the related  Collection  Account no later than the close of business on each  Determination
Date.  The related  Servicer  shall  perform the tax  reporting  and  withholding  required by Sections 1445 and 6050J of the Code with respect to  foreclosures  and  abandonments,  the tax reporting  required by  Section 6050H  of the Code with respect to the receipt of mortgage  interest from  individuals and any tax reporting  required by  Section 6050P  of the Code with respect to the cancellation of indebtedness by certain financial  entities,  by preparing such tax and information  returns as may be required,  in the form required, and delivering the same to the Trust Administrator for filing.

                  To the extent  consistent  with  Accepted  Servicing  Practices,  the related  Servicer  shall also  maintain on each
REO Property related to a Non-Designated  Mortgage Loan fire and hazard insurance with extended coverage in an amount which is equal to the  outstanding  principal  balance of the related  Non-Designated  Mortgage Loan (as reduced by any amount  applied as a reduction of principal at the time of acquisition of the  REO Property),  liability  insurance and, to the extent  required and available  under the
Flood Disaster Protection Act of 1973, as amended, flood insurance in the amount required above.

(c)      In the event that the Trust Fund  acquires any Mortgaged  Property as aforesaid or otherwise in  connection  with a default or imminent default on a Mortgage Loan, the related  Servicer shall dispose of such Mortgaged  Property prior to three years after the end of the calendar year of its acquisition by the Trust Fund unless (i) the Trustee and the Trust  Administrator  shall have been supplied with an Opinion of Counsel to the effect that the holding by the Trust Fund of such Mortgaged  Property  subsequent to such  three-year period will not result in the imposition of taxes on  "prohibited  transactions"  of any REMIC  hereunder as defined in section 860F of the Code or cause any REMIC hereunder to fail to qualify as a REMIC at any time that any Certificates  are  outstanding,  in which case the Trust Fund may  continue to hold such  Mortgaged  Property  (subject to any  conditions  contained  in such  Opinion of Counsel) or
(ii) the  applicable  Servicer  shall have  applied  for,  prior to the  expiration  of such  three-year  period,  an extension of such three-year period in the manner  contemplated by  Section 856(e)(3)  of the Code, in which case the three-year period shall be extended by the applicable  extension  period.  Notwithstanding  any other provision of this Agreement,  no Mortgaged  Property  acquired by the
Trust Fund shall be rented (or allowed to  continue to be rented) or  otherwise  used for the  production  of income by or on behalf of the Trust  Fund in such a manner or  pursuant  to any terms  that  would  (i) cause  such  Mortgaged  Property  to fail to  qualify  as
"foreclosure  property"  within the meaning of section  860G(a)(8) of the Code or (ii) subject any REMIC hereunder to the imposition of any  federal,  state or local income taxes on the income  earned from such  Mortgaged  Property  under  Section 860G(c) of  the Code or otherwise,  unless the related  Servicer has agreed to indemnify and hold harmless the Trust Fund with respect to the imposition of any such taxes.

                  In the event of a default on a Mortgage  Loan one or more of whose  obligors is not a United States  Person,  as that term is  defined  in  Section 7701(a)(30)  of the  Code,  in  connection  with  any  foreclosure  or  acquisition  of a deed in lieu of foreclosure  (together,  "foreclosure")  in respect of such  Mortgage  Loan,  the  related  Servicer  will  cause  compliance  with the provisions  of Treasury  Regulation  Section 1.1445-2(d)(3)  (or any successor  thereto)  necessary to assure that no  withholding  tax obligation  arises with respect to the proceeds of such  foreclosure  except to the extent,  if any, that proceeds of such  foreclosure are required to be remitted to the obligors on such Mortgage Loan.

(d)      The decision of a Servicer to foreclose on a defaulted  Non-Designated  Mortgage Loan shall be subject to a  determination  by such Servicer  that the proceeds of such  foreclosure  would exceed the costs and expenses of bringing  such a  proceeding.  The income earned from the management of any REO Properties,  net of reimbursement to such Servicer for expenses incurred  (including any property or other taxes) in connection with such management and net of applicable  accrued and unpaid Servicing Fees, and unreimbursed  Advances and Servicing Advances,  shall be applied to the payment of principal of and interest on the related defaulted  Non-Designated Mortgage
Loans (with  interest  accruing as though such  Non-Designated  Mortgage Loans were still current) and all such income shall be deemed, for all purposes in this  Agreement,  to be payments on account of principal  and interest on the related  Mortgage  Notes and shall be deposited into the related  Collection  Account.  To the extent the net income  received  during any calendar month is in excess of the amount attributable to amortizing  principal and accrued interest at the related Mortgage Rate on the related  Non-Designated  Mortgage
Loan for such calendar  month,  such excess shall be considered to be a partial  prepayment of principal of the related  Non-Designated
Mortgage Loan.

(e)      The proceeds from any liquidation of a Non-Designated  Mortgage Loan, as well as any income from a related REO Property,  will be applied in the  following  order of priority:  first,  to reimburse  the related  Servicer  for any related  unreimbursed  Servicing
Advances and Servicing  Fees,  and with respect to Wells Fargo,  any REO  Disposition  Fees related to such Mortgage Loan;  second,  to reimburse such Servicer for any  unreimbursed  Advances;  third,  to reimburse the related  Collection  Account for any  Nonrecoverable
Advances (or portions thereof) that were previously  withdrawn by such Servicer pursuant to  Section 3.08(a)(iii) that  related to such
Non-Designated  Mortgage Loan;  fourth,  to accrued and unpaid  interest (to the extent no Advance has been made for such amount or any such Advance has been  reimbursed)  on the  Non-Designated  Mortgage Loan or related  REO Property,  at the per annum rate equal to the related Mortgage Rate reduced by the related Servicing Fee Rate, and any primary mortgage  guaranty  insurance fee rate, if applicable, to the Due Date occurring in the month in which such amounts are required to be  distributed;  and fifth, as a recovery of principal of the Mortgage  Loan.  Excess  proceeds,  if any,  from the  liquidation  of a Liquidated  Mortgage Loan  ("Excess  Proceeds")  that is a
Non-Designated Mortgage Loan will be retained by the related Servicer as additional servicing compensation pursuant to Section 3.14.

(f)      With respect to any Mortgage Loan related to the Group 1,  Group 2,  Group 3,  Group 4 or Group 5 Certificates,  a Servicer of
such Mortgage  Loans may (but is not obligated  to) enter into a special  servicing  agreement  with an  unaffiliated  Holder of a 100%
Percentage  Interest of the most junior  outstanding  Class C-B  Certificates.  Any such agreement may contain  provisions whereby such
Holder may  (i) instruct  the related  Servicer to commence or delay  foreclosure  proceedings with respect to such Mortgage Loans that are  delinquent  and will contain  provisions  for the deposit of cash with such  Servicer by such Holder that would be  available  for distribution  to  Certificateholders  if  Liquidation  Proceeds are less than they  otherwise may have been had such Servicer  acted in accordance with its normal  procedures,  (ii) purchase such Mortgage Loans that are delinquent from the Trust Fund immediately prior to the  commencement of foreclosure  proceedings at a price equal to the Purchase Price,  and/or  (iii) assume all of the servicing rights and obligations  (as a Sub-Servicer on behalf of the related  Servicer) with respect to such Mortgage Loans that are delinquent so long as (A) such Holder meets the  requirements  for a  Sub-Servicer  set forth in  Section 3.02(a),  (B) such Holder has a current  special servicing  ranking of at least  "Average"  from S&P,  (C) such Holder will  subservice  such  Mortgage  Loans in  accordance  with this
Agreement,  (D) the related  Servicer has the right to transfer such  servicing  rights  without the payment of any  compensation  to a
Sub-Servicer.

                  With respect to any Mortgage Loan related to the Group 6 Certificates,  a Servicer of such Mortgage Loans may (but is not obligated to) enter into a special servicing  agreement with an unaffiliated  Holder of a 100% Percentage Interest of the Class 6-X
Certificates.  Any such  agreement may contain  provisions  whereby such Holder may  (i) instruct  the related  Servicer to commence or delay  foreclosure  proceedings with respect to such Mortgage Loans that are delinquent and will contain  provisions for the deposit of cash with such Servicer by such Holder that would be available for  distribution  to  Certificateholders  if  Liquidation  Proceeds are
less than they otherwise may have been had such Servicer acted in accordance with its normal  procedures,  (ii) purchase  such Mortgage
Loans that are delinquent from the Trust Fund  immediately  prior to the  commencement  of foreclosure  proceedings at a price equal to the Purchase  Price,  and/or  (iii) assume  all of the servicing  rights and  obligations  (as a Sub-Servicer  on behalf of the related
Servicer) with respect to such Mortgage Loans that are delinquent so long as such Holder (A) such Holder meets the  requirements  for a
Sub-Servicer  set forth in  Section 3.02(a),  (B) such Holder has a current special  servicing  ranking of at least "Average" from S&P,
(C) such Holder will  subservice  such Mortgage  Loans in accordance  with this  Agreement,  (D) the related  Servicer has the right to transfer such servicing rights without the payment of any compensation to a Sub-Servicer.

(g)      The Special Servicer,  at its option,  may (but is not obligated to) purchase from the Trust Fund,  (a) any Mortgage Loan that is delinquent in payment 90 or more days or (b) any  related  Mortgage Loan with respect to which there has been initiated legal action or other  proceedings  for the  foreclosure  of the related  Mortgaged  Property  either  judicially or  non-judicially,  in each case, provided that the applicable  Servicer has the right to transfer the related  servicing  rights without the payment of any compensation to a  Sub-Servicer.  In the event that the Special  Servicer  exercises such option,  the Purchase Price therefor shall be deposited in the  related  Collection  Account  and upon such  deposit of the  Purchase  Price and  receipt of a Request  for Release in the form of
Exhibit K hereto, the Custodian shall release the related Mortgage File held for the benefit of the  Certificateholders  to the Special
Servicer,  and the Trustee shall execute and deliver at the Special  Servicer's  direction  such  instruments of transfer or assignment prepared by the Special  Servicer,  in each case without  recourse,  as shall be  necessary  to transfer  title from the Trustee to the
Special  Servicer.  The applicable  Servicer shall be entitled to reimbursement  from the Special Servicer for all expenses incurred by it in connection with the transfer of any Mortgage Loan to the Special Servicer pursuant to this Section 3.11(g).

SECTION 3.12.     Trustee and Trust Administrator to Cooperate; Release of Mortgage Files.

                  Upon the payment in full of any  Non-Designated  Mortgage Loan, or the receipt by a Servicer of a  notification  that payment in full will be escrowed in a manner  customary  for such  purposes,  such Servicer  will  immediately  notify the Custodian by delivering,  or causing to be delivered a "Request for Release"  substantially in the form of Exhibit K.  Upon receipt of such request, the  Custodian  shall within three  Business  Days release the related  Mortgage  File to the related  Servicer,  and the Trustee shall within three Business Days of such  Servicer's  direction  execute and deliver to such Servicer the deed of  reconveyance or release or satisfaction  of  mortgage or such  instrument  releasing  the lien of the  Mortgage in each case  provided by such  Servicer,  and the
Custodian  shall deliver the Mortgage Note with written  evidence of  cancellation  thereon.  Expenses  incurred in connection with any instrument of  satisfaction  or deed of reconveyance  shall be chargeable to the related  Mortgagor.  From time to time and as shall be appropriate for the servicing or foreclosure of any  Non-Designated  Mortgage Loan,  including for such purpose,  collection  under any policy of flood insurance,  any fidelity bond or errors or omissions  policy, or for the purposes of effecting a partial release of any
Mortgaged  Property from the lien of the Mortgage or the making of any  corrections  to the Mortgage Note or the Mortgage or any of the
other documents  included in the Mortgage File, the Custodian  within three Business Days of delivery to the Custodian of a Request for
Release in the form of Exhibit K  signed by a Servicing  Officer,  release the Mortgage  File to the related  Servicer.  Subject to the further  limitations  set forth below,  the related  Servicer  shall cause the Mortgage File or documents so released to be returned to the Custodian on its behalf,  when the need  therefor by such Servicer no longer  exists,  unless the  Non-Designated  Mortgage Loan is liquidated and the proceeds thereof are deposited in the related Collection  Account,  in which case such Servicer shall deliver to the
Trustee,  or the  Custodian a Request for  Release in the form of  Exhibit K,  signed by a  Servicing  Officer.  Each  Servicer is also authorized to cause the removal from the  registration  on the MERS(R) System of such  Mortgage and to execute and deliver,  on behalf of the Trustee and the  Certificateholders  or any of them, any and all  instruments of satisfaction or cancellation or of partial or full release, including an assignment of such loan to the Trustee.

                  If a Servicer at any time seeks to initiate a foreclosure  proceeding in respect of any Mortgaged Property related to a  Non-Designated  Mortgage Loan as authorized by this Agreement,  such Servicer shall deliver or cause to be delivered to the Trustee, for signature,  as  appropriate,  any court  pleadings,  requests for trustee's sale or other  documents  necessary to effectuate  such foreclosure  or any legal action brought to obtain  judgment  against the Mortgagor on the Mortgage Note or the Mortgage or to obtain a deficiency  judgment or to enforce any other  remedies or rights  provided by the Mortgage Note or the Mortgage or otherwise  available at law or in equity.

SECTION 3.13.     Documents, Records and Funds in Possession of a Servicer to be Held for the Trust.

                  Notwithstanding  any other provisions of this Agreement,  each Servicer shall transmit to the Custodian,  as required by this  Agreement  all documents  and  instruments  in respect of a  Non-Designated  Mortgage  Loan coming into the  possession of the related  Servicer  from time to time  required to be delivered to the Trustee,  or the  Custodian on its behalf,  pursuant to the terms hereof and shall account fully to the Trust  Administrator  for any funds received by such Servicer or which otherwise are collected by such Servicer as  Liquidation  Proceeds or Insurance  Proceeds in respect of any  Non-Designated  Mortgage Loan. All Mortgage Files and
funds  collected  or held by, or under the control of, a Servicer in respect of any  Non-Designated  Mortgage  Loans,  whether from the collection of principal and interest  payments or from  Liquidation  Proceeds,  including but not limited to, any funds on deposit in a
Collection  Account,  shall be held by the related Servicer for and on behalf of the Trust, the Trustee or the Trust  Administrator and
shall be and remain the sole and  exclusive  property  of the Trust,  subject to the  applicable  provisions  of this  Agreement.  Each
Servicer  also agrees  that it shall not create,  incur or subject any  Mortgage  File or any funds that are  deposited  in the related
Collection  Account,  Certificate  Account or any related Escrow Account,  or any funds that otherwise are or may become due or payable to the  Trust,  the  Trustee or the Trust  Administrator  for the  benefit of the  Certificateholders,  to any  claim,  lien,  security interest,  judgment,  levy,  writ of  attachment  or other  encumbrance,  or assert by legal action or otherwise  any claim or right of setoff against any Mortgage File or any funds collected on, or in connection with, a  Non-Designated  Mortgage Loan,  except,  however, that such  Servicer  shall be entitled to set off against and deduct from any such funds any amounts  that are properly due and payable to such Servicer under this Agreement.

SECTION 3.14.     Servicing Fee; Indemnification of Master Servicer.

(a)      As  compensation  for its services  hereunder,  each  Servicer  shall be entitled to withdraw from the  applicable  Collection
Account or to retain from interest  payments on the related  Non-Designated  Mortgage Loans,  the amount of its Servicing Fee, for each
Mortgage Loan serviced by it, less any amounts in respect of its Servicing  Fee, as  applicable,  payable by such Servicer  pursuant to
Section 3.05(c)(vi).  The  Servicing  Fee for each  Servicer is limited to, and  payable  solely  from,  the  interest  portion of such
Scheduled  Payments  collected by such Servicer or as otherwise  provided in  Section 3.08(a).  In connection with the servicing of any
Special Serviced  Mortgage Loan, the Special  Servicer shall receive the Servicing Fee for such Special  Serviced  Mortgage Loan as its compensation and Ancillary Income with respect to Special Serviced Mortgage Loans.

(b)      With respect to each  Non-Designated  Mortgage Loan,  additional  servicing  compensation in the form of Ancillary  Income and
Excess  Proceeds  shall be retained by the related  Servicer,  additional  servicing  compensation  in the form of Payoff  Interest not required to make payments in respect of  Compensating  Interest  Payments  shall be retained by SPS. Each Servicer shall be required to pay all expenses incurred by it in connection with its servicing  activities  hereunder (including the payment of any expenses incurred in connection  with any  Subservicing  Agreement  entered into pursuant to  Section 3.02  and the payment of any premiums for insurance required  pursuant to  Section 3.16)  and shall not be entitled to  reimbursement  thereof except as specifically  provided for in this
Agreement.

(c)      The Master  Servicer  shall be  compensated  by the Trust  Administrator  as separately  agreed.  The Master  Servicer and any director,  officer,  employee or agent of the Master  Servicer  shall be  indemnified by DLJMC (or if DLJMC shall fail to do so, by the
Trust) and held harmless  against any loss,  liability or expense  (including  reasonable  attorney's  fees and  expenses)  incurred in connection with any claim or legal action relating to (a) this  Agreement,  (b) the  Certificates or (c) the  performance of any of the
Master Servicer's duties hereunder,  other than any loss, liability or expense incurred by reason of willful misfeasance,  bad faith or negligence  in the  performance  of any of the Master  Servicer's  duties  hereunder  or incurred by reason of any action of the Master
Servicer taken at the direction of the  Certificateholders;  provided,  however,  that the sum of (x) such indemnity amounts payable by
DLJMC or the Trust to the Master  Servicer  pursuant to this  Section 3.14(c) and  (y) the  indemnity  amounts  payable by DLJMC or the
Trust to the Trust Administrator  pursuant to Section 10.05,  shall not exceed $200,000 per year; provided,  further,  that any amounts not payable by DLJMC or the Trust to the Master  Servicer due to the preceding  proviso shall be payable by DLJMC (or if DLJMC fails to do so, by the  Trust) in any  succeeding  year,  subject to the  aggregate  $200,000  per annum  limitation  imposed  by the  preceding proviso.  Such  indemnity  shall  survive the  termination  of this  Agreement  or the  resignation  or removal of the Master  Servicer hereunder.

SECTION 3.15.     Access to Certain Documentation.

                  The Master Servicer and each Servicer shall provide to the OTS and the FDIC and to comparable regulatory  authorities supervising  Holders  of  Subordinate  Certificates  and the  examiners  and  supervisory  agents of the OTS,  the FDIC and such  other authorities,  access to the documentation  regarding the related  Non-Designated  Mortgage Loans required by applicable  regulations of the OTS and the FDIC.  Such access shall be afforded  without  charge,  but only upon  reasonable and prior written  request and during normal  business hours at the offices  designated by the Master  Servicer or such  Servicer.  Nothing in this  Section shall  limit the obligation of the Master  Servicer or any Servicer to observe any applicable law  prohibiting  disclosure of information  regarding the
Mortgagors and the failure of the Master  Servicer or such Servicer to provide  access as provided in this  Section as a result of such obligation  shall not  constitute a breach of this  Section.  Nothing in this  Section 3.15  shall  require the Master  Servicer or any
Servicer to collect, create, collate or otherwise generate any information that it does not generate in its usual course of business.

SECTION 3.16.     Maintenance of Fidelity Bond and Errors and Omissions Insurance.

                  Each Servicer shall maintain with responsible  companies,  at its own expense,  a blanket Fidelity Bond and an Errors and Omissions Insurance Policy,  with broad coverage on all officers,  employees or other persons acting in any capacity requiring such persons to handle funds, money,  documents or papers relating to the related Mortgage Loans ("Servicer  Employees").  Any such Fidelity
Bond and Errors and  Omissions  Insurance  Policy shall be in the form of the  Mortgage  Banker's  Blanket  Bond and shall  protect and insure the related Servicer against losses, including forgery, theft,  embezzlement,  fraud, errors and omissions and negligent acts of such Servicer  Employees.  Such Fidelity  Bond and Errors and  Omissions  Insurance  Policy also shall protect and insure each Servicer against losses in connection  with the release or satisfaction  of a related  Mortgage Loan without having obtained  payment in full of the indebtedness  secured thereby.  No provision of this Section 3.16  requiring such Fidelity Bond and Errors and Omissions  Insurance
Policy shall  diminish or relieve a Servicer  from its duties and  obligations  as set forth in this  Agreement.  The minimum  coverage under any such bond and insurance  policy shall be at least equal to the  corresponding  amounts  required by FNMA,  unless the related
Servicer has obtained a waiver of such requirement.  Upon the request of the Trust  Administrator,  the related Servicer shall cause to be delivered to the Trust  Administrator  a  certificate  of  insurance  of the insurer and the surety  including a statement  from the surety and the insurer that such fidelity bond and insurance  policy shall in no event be terminated or materially  modified without 30 days' prior written notice to the Trust Administrator.

                  The Master  Servicer shall maintain  insurance in such amounts  generally  acceptable for entities  serving as master servicer.

SECTION 3.17.     Special Serviced Mortgage Loans.

                  If  directed  by the  Special  Servicer  and solely at the Special  Servicer's  option,  a Servicer (a  "Transferring
Servicer") shall transfer the servicing of any Mortgage Loan serviced by the Transferring  Servicer which is 90 days or more delinquent
(determined  as of the close of  business  of the last day of the month  preceding  the related  Data  Remittance  Date) to the Special
Servicer.  The Special  Servicer shall  thereupon  assume all of the rights and  obligations  of the  Transferring  Servicer  hereunder arising  thereafter and the Transferring  Servicer shall have no further rights or obligations  hereunder with respect to such Mortgage
Loan (except that the Special  Servicer  shall not be  (i) liable  for losses of the  Transferring  Servicer  pursuant to  Section 3.09 hereof or for any acts or omissions of the Transferring  Servicer  hereunder prior to the servicing  transfer date,  (ii) obligated  to effectuate  repurchases or substitutions  of Mortgage Loans hereunder  including,  but not limited to,  repurchases or substitutions of
Mortgage  Loans  pursuant  to  Section 2.02  or 2.03  hereof,  (iii) deemed  to have  made  any  representations  and  warranties  of a
Transferring  Servicer  hereunder or (iv) be  subject to any other agreement not executed by the Special  Servicer).  Upon the transfer of the servicing of any such Mortgage Loan to the Special  Servicer,  the Special  Servicer shall be entitled to the related  Servicing
Fee and other compensation accruing after the servicing transfer date with respect to such Mortgage Loans pursuant to Section 3.14.

                  In  connection  with the transfer of the  servicing of any Mortgage Loan to the Special  Servicer,  the  Transferring
Servicer,  at the Special  Servicer's  expense,  shall  deliver to the Special  Servicer  all  documents  and records  relating to such
Mortgage  Loans and an  accounting  of amounts  collected  or held by it and  otherwise  use its best efforts to effect the orderly and efficient  transfer of the servicing to the Special  Servicer.  On the servicing  transfer date, the Special  Servicer shall  reimburse the  Transferring  Servicer for all  unreimbursed  Advances,  Servicing  Advances and Servicing  Fees, as  applicable,  relating to the
Mortgage  Loans for which the servicing is being  transferred.  The Special  Servicer  shall be entitled to be  reimbursed  pursuant to
Section 3.08  or otherwise  pursuant to this Agreement for all such  Advances,  Servicing  Advances and Servicing  Fees, as applicable, paid by the Transferring  Servicer pursuant to this  Section 3.17.  In addition,  the Special Servicer shall notify the Master Servicer of such  transfer and the effective  date of such  transfer,  and amend the Mortgage Loan Schedule to reflect that such Mortgage  Loans are Special Serviced Mortgage Loans.

SECTION 3.18.     Indemnification of Servicers and Master Servicer.

                  Each Servicer agrees to indemnify and hold the Master Servicer harmless from and against any and all losses,  claims, expenses,  costs or  liabilities  (including  attorneys  fees and court  costs)  incurred  by the Master  Servicer as a result of or in connection  with the failure by such  Servicer to perform the  obligations  or  responsibilities  imposed  upon or  undertaken  by such
Servicer under this Agreement.

                  The Master Servicer agrees to indemnify and hold each Servicer harmless from and against any and all losses,  claims, expenses,  costs or liabilities  (including  attorneys fees and court costs)  incurred by such Servicer as a result of or in connection with the failure by the Master  Servicer to perform the  obligations  or  responsibilities  imposed  upon or  undertaken  by the Master
Servicer under this Agreement.

SECTION 3.19.     Notification of Adjustments.

                  With respect to each Mortgage  Loan, the related  Servicer  shall adjust the Mortgage Rate on the related  Adjustment
Date in compliance  with the  requirements  of applicable law and the related  Mortgage and Mortgage  Note. The related  Servicer shall execute and deliver  any and all  necessary  notices  required  under  applicable  law and the terms of the related  Mortgage  Note and
Mortgage  regarding the Mortgage Rate  adjustments.  Upon the discovery by the related Servicer or the receipt of notice from the Trust
Administrator  that such Servicer has failed to adjust a Mortgage Rate in accordance with the terms of the related  Mortgage Note, such
Servicer shall  immediately  deposit in the  Certificate  Account from its own funds the amount of any interest loss or deferral caused the Trust Administrator thereby.

SECTION 3.20.     Designated Mortgage Loans.

(a)      For and on behalf of the  Certificateholders,  the Master Servicer shall oversee and enforce the obligation of each Designated
Servicer to service and  administer  the related  Designated  Mortgage  Loans in  accordance  with the terms of the related  Designated
Servicing  Agreement  and shall have full power and  authority  to do any and all things  which it may deem  necessary  or desirable in connection with such master servicing and  administration.  In performing its obligations  hereunder,  the Master Servicer shall act in a manner  consistent  with this  Agreement  and with  customary  and usual  standards  of  practice  of prudent  mortgage  loan  master servicers.  Furthermore,  the Master  Servicer shall oversee and consult with each Designated  Servicer as necessary from  time-to-time to carry out the Master Servicer's obligations  hereunder,  and shall receive,  review and evaluate all reports,  information and other data provided to the Master Servicer by each Designated Servicer.

                  The Master  Servicer  shall  terminate  the rights and  obligations  of any  Designated  Servicer  under the  related
Designated  Servicing  Agreement,  upon the failure of such Designated Servicer to perform any of its obligations under such Designated
Servicing  Agreement,  which failure results in an event of default as provided in Section 14 of the Countrywide  Underlying  Servicing
Agreement,  with respect to  Countrywide.  In the event a Designated  Servicer is terminated  pursuant to the preceding  sentence,  the
Master Servicer shall notify the Depositor and the Trust  Administrator and shall either (a) select and engage a successor  servicer of the related  Mortgage Loans or (b) act as successor  servicer of the related  Mortgage Loans.  In either case, the Designated  Mortgage
Loans related to such Designated  Servicing  Agreement shall be serviced by the successor to such Designated  Servicer  pursuant to the servicing  provisions of this Agreement,  and such Designated  Mortgage Loans shall be deemed as "Non-Designated  Mortgage Loans" under this Agreement;  provided,  however,  it is understood and acknowledged by the parties hereto that there will be a period of transition
(not to exceed 90 days) before the actual servicing  functions can be fully  transferred to such successor  Designated  Servicer.  Such enforcement,  including,  without limitation,  the legal prosecution of claims,  termination of Designated Servicing Agreements and the pursuit  of other  appropriate  remedies,  shall be in such  form and  carried  out to such an extent  and at such  time as the  Master
Servicer,  in its good faith business  judgment,  would require were it the owner of the related  Mortgage  Loans.  The Master Servicer shall pay the costs of such  enforcement  at its own expense,  provided that the Master  Servicer shall not be required to prosecute or defend any legal action  except to the extent that the Master  Servicer  shall have  received  reasonable  indemnity  for its costs and expenses in pursuing such action.

                  To the  extent  that the costs and  expenses  of the  Master  Servicer  related to any  termination  of a  Designated
Servicer,  appointment  of a successor  Designated  Servicer or the transfer and  assumption  of servicing by the Master  Servicer with respect to any Designated Servicing Agreement  (including,  without limitation,  (i) all legal costs and expenses and all due diligence costs and expenses  associated  with an  evaluation of the potential  termination  of a Designated  Servicer as a result of an event of default by such Designated Servicer and (ii) all costs and expenses  associated with the complete transfer of servicing,  including all servicing  files and all servicing data and the  completion,  correction or  manipulation  of such servicing data as may be required by the successor  servicer to correct any errors or  insufficiencies  in the servicing data or otherwise to enable the successor  servicer to service the Mortgage Loans in accordance with this Agreement) are not fully reimbursed by the terminated  Designated  Servicer,  the
Master Servicer shall be entitled to reimbursement of such costs and expenses from the Trust.

(b)      Each month,  if a Designated  Servicer fails to make a required  Advance by the date such Advance is required to be made under the related  Designated  Servicing  Agreement,  the Master  Servicer  shall on the Cash  Remittance  Date  deposit in the amount of any required Advance in the Certificate Account.

(c)      Each month, the Master Servicer shall make  Compensating  Interest  Payments with respect to the Designated  Mortgage Loans to the extent provided in Section 3.03.

SECTION 3.21.     Assigned Prepayment Premiums.

                  Notwithstanding  anything in this Agreement to the contrary, in the event of a Principal  Prepayment,  the applicable
Servicer may not waive any Assigned  Prepayment  Premium or portion thereof  required by the terms of the related  Mortgage Note unless
(i) the  related  Mortgage  Loan is in default or  foreseeable  default and such waiver  (a) is  standard  and  customary  in servicing mortgage loans similar to the Mortgage Loans and (b) would,  in the reasonable  judgment of such Servicer,  maximize  recovery of total proceeds taking into account the value of such Assigned  Prepayment Premium and the related Mortgage Loan,  (ii) (A) the enforceability thereof is limited (1) by  bankruptcy,  insolvency,  moratorium,  receivership,  or other  similar law  relating to  creditors'  rights generally or (2) due to  acceleration in connection  with a foreclosure or other  involuntary  payment,  or (B) the  enforceability  is otherwise  limited or  prohibited by applicable  law,  (iii) the  enforceability  would be considered  "predatory"  pursuant to written guidelines issued by any applicable  federal,  state or local authority having jurisdiction over such matters, or (iv) such Servicer is unable to locate  documentation  sufficient to allow it to confirm the existence and amount of such Assigned  Prepayment  Premium after using commercially  reasonable efforts to locate such documentation,  which efforts shall include, but are not limited to, seeking such documentation  from the  Depositor,  the Seller,  the  Custodian  and from its own records or files.  For the  avoidance of doubt,  the applicable  Servicer may waive an Assigned  Prepayment  Premium in connection with a short sale or short payoff on a defaulted Mortgage
Loan. If an  applicable  Servicer has waived all or a portion of an Assigned  Prepayment  Premium  relating to a Principal  Prepayment, other  than as  provided  above,  such  Servicer  shall  deliver to the Trust  Administrator  no later  than the next  succeeding  Cash
Remittance Date, for deposit into the Certificate  Account the amount of such Assigned  Prepayment  Premium (or such portion thereof as had been waived) for  distribution  in accordance  with the terms of this  Agreement and if such Servicer fails to deliver such amount, any of the Trust  Administrator,  the Master  Servicer,  the Trustee or the Seller may enforce such  obligation.  If such  Servicer has waived all or a portion of an Assigned  Prepayment  Premium for any reason, it shall include such information in any monthly reports it provides,  and such  Servicer  if other than Wells Fargo Bank,  N.A.,  shall  notify the Trust  Administrator,  the Seller,  the Master
Servicer  and the Trustee of such waiver,  and if such  Servicer is Wells Fargo Bank,  N.A.,  Wells Fargo Bank,  N.A.  shall notify the
Trust  Administrator  and the Trust  Administrator  shall forward any such notice to the Seller,  the Master  Servicer and the Trustee.
Notwithstanding  any provision in this Agreement to the contrary,  in the event the Assigned Prepayment Premium payable under the terms of the related  Mortgage  Note is less than the amount of the Assigned  Prepayment  Premium set forth in the Mortgage  Loan Schedule or other information  provided to the applicable  Servicer,  such Servicer shall not have any liability or obligation with respect to such difference.  The Master  Servicer  shall not have any  responsibility  for verifying the accuracy of the amount of Assigned  Prepayment
Premiums remitted by the Servicers.

                  Notwithstanding  anything in this Agreement to the contrary,  the Trustee and the Trust  Administrator  shall have no obligation  to collect  Prepayment  Premiums  from any Servicer or  Designated  Servicer  other than Wells Fargo,  in its capacity as a
Servicer (or any of its successors and assigns), or SPS (or any of its successors and assigns).

                                                               ARTICLE IV

                                             PAYMENTS AND STATEMENTS TO CERTIFICATEHOLDERS

SECTION 4.01.     Priorities of Distribution.

                  (I)      (A)      On each Distribution  Date, with respect to the Group 1,  Group 2,  Group 3,  Group 4,  Group 5 and
Class C-B  Certificates,  the Trust  Administrator  shall  determine the amounts to be  distributed  to each Class of  Certificates  as follows:

(a)      with respect to the Group 1 Certificates, from the Available Distribution Amount relating to Loan Group 1:

(i)      first, concurrently,  to the Group 1 Certificates,  an amount allocable to interest equal to the related Interest Distribution
                  Amount for such Distribution  Date, any shortfall being allocated pro rata between such Classes based on the Interest
                  Distribution Amount that would have been distributed in the absence of such shortfall; and

(ii)     second, on each Distribution  Date, from the Available  Distribution  Amount for Loan Group 1 remaining after giving effect to the distributions  pursuant to  Section 4.01(I)(A)(a)(i) above,  the Group 1 Senior Principal Distribution Amount, as principal, sequentially, as follows:

(A)      first, to the Class AR and Class AR-L  Certificates,  pro rata based on their respective Class Principal Balances  immediately prior to such Distribution  Date, until their respective Class Principal Balances have been reduced to zero;
                           and

(B)      second,  the Group 1 Senior  Principal  Distribution  Amount for that  Distribution  Date remaining  after making the payments specified in clause (A) above, to the Class 1-A-1,  Class 1-A-2 and Class 1-A-3 Certificates, pro rata based on their  respective  Class Principal  Balances  immediately  prior to such  Distribution  Date, until their respective Class Principal Balances have been reduced to zero;

(b)      with respect to the Group 2 Certificates, and from the Available Distribution Amount relating to Loan Group 2:

(i)      first, concurrently,  to the Group 2 Certificates,  an amount allocable to interest equal to the related Interest Distribution
                  Amount for such Distribution  Date, any shortfall being allocated pro rata between such Classes based on the Interest
                  Distribution Amount that would have been distributed in the absence of such shortfall; and

(ii)     second, on each Distribution  Date, from the Available  Distribution  Amount for Loan Group 2 remaining after giving effect to the distributions pursuant to  Section 4.01(I)(A)(b)(i) above,  to the Class 2-A-1 and Class 2-A-2  Certificates,  as
                  principal,  the Group 2 Senior  Principal  Distribution  Amount,  pro rata based on their  respective Class Principal
                  Balances  immediately  prior to such  Distribution  Date, until their  respective Class Principal  Balances have been reduced to zero.

(c)      with respect to the Group 3 Certificates, and from the Available Distribution Amount relating to Loan Group 3:

(i)      first, to the Group 3  Certificates,  an amount  allocable to interest equal to the related Interest  Distribution  Amount for such Distribution Date; and

(ii)     second, on each Distribution  Date, from the Available  Distribution  Amount for Loan Group 3 remaining after giving effect to the  distributions  pursuant to  Section 4.01(I)(A)(c)(i) above,  to the  Class 3-A-1,  Class 3-A-2,  Class 3-A-3 and
                  Class 3-A-4  Certificates,  as principal,  the Group 3 Senior Principal  Distribution Amount, pro rata based on their respective  Class Principal  Balances  immediately  prior to such  Distribution  Date,  until their  respective Class
                  Principal Balances have been reduced to zero.

(d)      with respect to the Group 4 Certificates, and from the Available Distribution Amount relating to Loan Group 4:

(i)      first, concurrently,  to the Group 4 Certificates,  an amount allocable to interest equal to the related Interest Distribution
                  Amount for such Distribution  Date, any shortfall being allocated pro rata between such Classes based on the Interest
                  Distribution Amount that would have been distributed in the absence of such shortfall; and

(ii)     second, on each Distribution  Date, from the Available  Distribution  Amount for Loan Group 4 remaining after giving effect to the distributions pursuant to  Section 4.01(I)(A)(d)(i) above,  to the Class 4-A-1 and Class 4-A-2  Certificates,  as
                  principal,  the Group 4 Senior  Principal  Distribution  Amount,  pro rata based on their  respective Class Principal
                  Balances  immediately  prior to such  Distribution  Date, until their  respective Class Principal  Balances have been reduced to zero.

(e)      with respect to the Group 5 Certificates, and from the Available Distribution Amount relating to Loan Group 5:

(i)      first, concurrently,  to the Group 5 Certificates,  an amount allocable to interest equal to the related Interest Distribution
                  Amount for such Distribution  Date, any shortfall being allocated pro rata between such Classes based on the Interest
                  Distribution Amount that would have been distributed in the absence of such shortfall; and

(ii)     second, on each Distribution  Date, from the Available  Distribution  Amount for Loan Group 5 remaining after giving effect to the distributions pursuant to  Section 4.01(I)(A)(e)(i) above,  to the Class 5-A-1 and Class 5-A-2  Certificates,  as
                  principal,  the Group 5 Senior  Principal  Distribution  Amount,  pro rata based on their  respective Class Principal
                  Balances  immediately  prior to such  Distribution  Date, until their  respective Class Principal  Balances have been reduced to zero.

(f)      with respect to the Class C-B and Class AR-L  Certificates,  from the Available  Distribution Amount relating to Loan Group 1,
         Loan   Group 2,   Loan   Group 3,   Loan   Group 4  and  Loan  Group 5   remaining   after  the   distributions   pursuant  to
         Sections 4.01(I)(A)(a) through  (e) above,  subject to Sections  4.01(I)(C)  below, and further subject to any payments to the
         Group 1,  Group 2,  Group 3,  Group 4 and Group 5  Certificates as described in Section 4.07,  to the following Classes in the following order of priority:

(i)      to the  Class C-B-1  Certificates,  an amount  allocable  to  interest  equal to the  Interest  Distribution  Amount  for such
                  Class for such Distribution Date;

(ii)     to the Class C-B-1  Certificates,  an amount  allocable to principal equal to its Pro Rata Share for such  Distribution  Date, until the Class Principal Balance of Class C-B-1 Certificates has been reduced to zero;

(iii)    to the  Class C-B-2  Certificates,  an amount  allocable  to  interest  equal to the  Interest  Distribution  Amount  for such
                  Class for such Distribution Date;

(iv)     to the Class C-B-2  Certificates,  an amount  allocable to principal equal to its Pro Rata Share for such  Distribution  Date, until the Class Principal Balance of Class C-B-2 Certificates has been reduced to zero;

(v)      to the  Class C-B-3  Certificates,  an amount  allocable  to  interest  equal to the  Interest  Distribution  Amount  for such
                  Class for such Distribution Date;

(vi)     to the Class C-B-3  Certificates,  an amount  allocable to principal equal to its Pro Rata Share for such  Distribution  Date, until the Class Principal Balance of Class C-B-3 Certificates has been reduced to zero;

(vii)    to the  Class C-B-4  Certificates,  an amount  allocable  to  interest  equal to the  Interest  Distribution  Amount  for such
                  Class for such Distribution Date;

(viii)   to the Class C-B-4  Certificates,  an amount  allocable to principal equal to its Pro Rata Share for such  Distribution  Date, until the Class Principal Balance of Class C-B-4 Certificates has been reduced to zero;

(ix)     to the  Class C-B-5  Certificates,  an amount  allocable  to  interest  equal to the  Interest  Distribution  Amount  for such
                  Class for such Distribution Date;

(x)      to the Class C-B-5  Certificates,  an amount  allocable to principal equal to its Pro Rata Share for such  Distribution  Date, until the Class Principal Balance of Class C-B-5 Certificates has been reduced to zero;

(xi)     to the  Class C-B-6  Certificates,  an amount  allocable  to  interest  equal to the  Interest  Distribution  Amount  for such
                  Class for such Distribution Date;

(xii)    to the Class C-B-6  Certificates,  an amount  allocable to principal equal to its Pro Rata Share for such  Distribution  Date, until the Class Principal Balance of Class C-B-6 Certificates has been reduced to zero;

(xiii)   to the  Class C-B-7  Certificates,  an amount  allocable  to  interest  equal to the  Interest  Distribution  Amount  for such
                  Class for such Distribution Date;

(xiv)    to the Class C-B-7  Certificates,  an amount  allocable to principal equal to its Pro Rata Share for such  Distribution  Date, until the Class Principal Balance of Class C-B-7 Certificates has been reduced to zero;

(xv)     to the  Class C-B-8  Certificates,  an amount  allocable  to  interest  equal to the  Interest  Distribution  Amount  for such
                  Class for such Distribution Date;

(xvi)    to the Class C-B-8  Certificates,  an amount  allocable to principal equal to its Pro Rata Share for such  Distribution  Date, until the Class Principal Balance of Class C-B-8 Certificates has been reduced to zero;
(xvii)   to the  Class C-B-9  Certificates,  an amount  allocable  to  interest  equal to the  Interest  Distribution  Amount  for such
                  Class for such Distribution Date;

(xviii)  to the Class C-B-9  Certificates,  an amount  allocable to principal equal to its Pro Rata Share for such  Distribution  Date, until the Class Principal Balance of Class C-B-9 Certificates has been reduced to zero;

(xix)    to  the  Class C-B-1,   Class C-B-2,   Class C-B-3,   Class C-B-4,  Class C-B-5,  Class C-B-6,  Class C-B-7,  Class C-B-8  and
                  Class C-B-9  Certificates,  in that order, up to an amount of Net Realized  Losses for such Class, if any;  provided, however, that any distribution pursuant to this  Section 4.01(I)(A)(e)(xiii)  shall not result in a further reduction of the Class Principal Balance of any of the Class C-B Certificates; and

(xx)     to the Class AR-L  Certificates,  any remaining Available  Distribution Amount for Loan Group 1,  Loan Group 2,  Loan Group 3,
                  Loan Group 4 and Loan Group 5, (to the extent such amount is held by REMIC I), or to the Class AR  Certificates,  any remaining Available  Distribution Amount for Loan Group 1,  Loan Group 2, Loan Group 3, Loan Group 4 and Loan Group 5
                  (to the extent such amount is held by REMIC III).

                  (B)      On each Distribution  Date, the amount referred to in clause (i) of the definition of Interest  Distribution
Amount for such Distribution Date for each Class of Group 1,  Group 2,  Group 3,  Group 4,  Group 5 and Class C-B Certificates shall be reduced by the Trust  Administrator by the related Class's pro rata share (based on the amount of the Interest  Distribution Amount for each such Class before  reduction pursuant to this  Section 4.01(I)(B)) of (i) Net Prepayment Interest Shortfalls for Mortgage Loans in
the related Loan Group for such  Distribution  Date and  (ii) (A) after  the Special Hazard Coverage  Termination Date, with respect to each Group 1,  Group 2,  Group 3, Group 4 and Group 5 Mortgage Loan, as applicable,  that was the subject of Special Hazard Loss during the prior calendar month, the excess of one month's  interest at the related Net Mortgage Rate on the Stated Principal  Balance of such
Mortgage Loan as of the Due Date in such month over the amount of Liquidation  Proceeds  applied as interest on such Mortgage Loan with respect to such month, (B) after the Bankruptcy Coverage Termination Date, with respect to each Group 1,  Group 2,  Group 3, Group 4 or
Group 5 Mortgage Loan, as applicable,  that became subject to a Bankruptcy Loss during the prior calendar month,  the interest  portion of the related Debt Service  Reduction or  Deficient  Valuation,  (C) each  Relief Act  Reduction  for any Group 1,  Group 2,  Group 3,
Group 4 or Group 5 Mortgage  Loan,  as  applicable,  incurred  during the prior  calendar  month and  (D) after the Fraud Loss Coverage
Termination  Date,  with respect to each Group 1,  Group 2,  Group 3,  Group 4 or Group 5 Mortgage Loan, as  applicable,  that became a
Fraud Loan  during  the prior  calendar  month the excess of one  month's  interest  at the  related  Net  Mortgage  Rate on the Stated
Principal  Balance of such Mortgage Loan as of the Due Date in such month over the amount of Liquidation  Proceeds  applied as interest on such Mortgage Loan with respect to such month.  For purposes of calculating  the reduction of the Interest  Distribution  Amount for each Class of  Class C-B  Certificates  with respect to Loan Group 1,  Loan  Group 2,  Loan Group 3,  Loan Group 4 or Loan Group 5 such reduction  shall be based on the amount of interest  accruing at the Net WAC Rate for such Loan  Group on  such  Class's  proportionate share, based on the Class Principal Balance of the related Subordinate Component Balance for that Distribution Date.

                  (C)      With respect to each Class of Class C-B Certificates,  if on any Distribution Date the related Subordination
Level of such Class is less than such percentage as of the Closing Date, no distribution of Principal  Prepayments  will be made to any
Class or Classes of Class C-B  Certificates junior to such Class (the  "Restricted Classes") and the amount otherwise  distributable to the  Restricted  Classes  in respect  of such  Principal  Prepayments  will be  allocated  among the  remaining  Classes  of  Class C-B
Certificates, pro rata, based upon their respective Class Principal Balances.

                  (D)      The Trust  Administrator  shall  distribute the Mortgage Loan Purchase Price of any Optional  Termination of
Loan Group 1,  Loan Group 2,  Loan  Group 3,  Loan Group 4 and Loan Group 5 in excess of the Par Value to the holder of the  Class AR-L
Certificate.

                  (II)     With respect to the Group 6 Certificates:

(a)      On each  Distribution  Date or, in the case of payments to the  Supplemental  Interest  Trust,  on each Swap Payment Date, the
         Trust Administrator shall distribute the Interest Remittance Amount for such date in the following order of priority:

(i)      to the Supplemental  Interest Trust for payment to the Swap Counterparty,  an amount equal to the Swap Fee Amount and any Swap
                  Termination Payment not due to a Swap Counterparty  Trigger Event for such Distribution Date and any Swap Termination
                  Payment not due to a Swap Counterparty Trigger Event remaining unpaid from a prior Swap Payment Date;

(ii)     to the Group 6 Senior  Certificates,  pro rata based on amounts due, Current  Interest and any Carryforward  Interest for such
                  Class and such Distribution Date;

(iii)    to the Class 6-M-1 Certificates, Current Interest and any Carryforward Interest for such Class and such Distribution Date;

(iv)     to the Class 6-M-2 Certificates, Current Interest and any Carryforward Interest for such Class and such Distribution Date;

(v)      to the Class 6-M-3 Certificates, Current Interest and any Carryforward Interest for such Class and such Distribution Date;

(vi)     to the Class 6-M-4  Certificates,  Current Interest and any Carryforward  Interest for such Class and such Distribution  Date;
                  and

(vii)    for  application  as part of Monthly  Excess  Cashflow  for such  Distribution  Date as provided in  Section 4.01(II)(d),  any
                  Interest Remittance Amount remaining for such Distribution Date.

(b)      On each  Distribution  Date  (A) prior to the Stepdown  Date or (B) with  respect to which a Trigger  Event is in effect,  the
         Trust  Administrator  shall  distribute the Principal  Payment Amount for Loan Group 6 for such date in the following order of priority:

(i)      to the  Supplemental  Interest  Trust for payment to the Swap  Counterparty,  any Swap  Termination  Payment not due to a Swap
                  Counterparty  Trigger  Event for such Swap Payment Date or remaining  unpaid from any prior Swap Payment Date, to the extent  remaining  unpaid after giving effect to the  distributions  of the Interest  Remittance  Amount set forth in
                  Section 4.01(II)(a) hereof for such Swap Payment Date;

(ii)     to the Class 6-A-1  Certificates and Class 6-A-2  Certificates,  pro rata based on their  respective Class Principal  Balances immediately  prior to such  Distribution  Date, until their respective Class Principal  Balances have been reduced to zero;  provided,  that, the Principal  Payment Amount shall be paid to the Class 6-A-1  and Class 6-A-2  Certificates sequentially,  in that order,  until their respective  Class Principal  Balances have been reduced to zero, if either
                  (a) on any  Distribution  Date prior to the  Distribution  Date in March 2009 cumulative  Realized Losses are greater than 1.00% of the  Aggregate  Loan Group  Balance for Loan Group 6 as of the Cut-off Date or (b) on any  Distribution
                  Date on or after the Distribution Date in March 2009 a Trigger Event is in effect;

(iii)    to the Class 6-M-1 Certificates, until its Class Principal Balance has been reduced to zero;

(iv)     to the Class 6-M-2 Certificates, until its Class Principal Balance has been reduced to zero;

(v)      to the Class 6-M-3 Certificates, until its Class Principal Balance has been reduced to zero;

(vi)     to the Class 6-M-4 Certificates, until its Class Principal Balance has been reduced to zero; and

(vii)    for  application  as part of Monthly  Excess  Cashflow for such  Distribution  Date, as provided in  Section 4.01(II)(d),  any
                  Principal Payment Amount remaining after application pursuant to Section 4.01(II)(b)(i) through (vi) above.

(c)      On each  Distribution  Date or, in the case of payments to the Supplemental  Interest Trust, on each Swap Payment Date, (A) on or after the Stepdown  Date and (B) with  respect to which a Trigger  Event is not in effect,  the Trust  Administrator  shall distribute the Principal Payment Amount for Loan Group 6 for such date in the following order of priority:

(i)      to the  Supplemental  Interest  Trust for payment to the Swap  Counterparty,  any Swap  Termination  Payment not due to a Swap
                  Counterparty  Trigger  Event for such Swap Payment Date or remaining  unpaid from any prior Swap Payment Date, to the extent  remaining  unpaid after giving effect to the  distributions  of the Interest  Remittance  Amount set forth in
                  Section 4.01(II)(a) hereof for the related Distribution Date;

(ii)     to the Class 6-A-1  Certificates and Class 6-A-2  Certificates,  pro rata based on their  respective Class Principal  Balances immediately prior to such  Distribution  Date, the sum of (1) the Group 6 Senior Principal Payment Amount and (2) the
                  component of the Principal  Remittance  Amount  representing  payments,  if any,  under the Group 6 Interest Rate Cap
                  Agreement to cover Realized Losses on the Group 6 Mortgage Loans,  until their  respective  Class Principal  Balances have been reduced to zero;

(iii)    to the  Class 6-M-1  Certificates,  the  Class 6-M-1  Principal  Payment Amount for such  Distribution  Date,  until its Class
                  Principal Balance has been reduced to zero;

(iv)     to the  Class 6-M-2  Certificates,  the  Class 6-M-2  Principal  Payment Amount for such  Distribution  Date,  until the Class
                  Principal Balance of such Class has been reduced to zero;

(v)      to the  Class 6-M-3  Certificates,  the  Class 6-M-3  Principal  Payment Amount for such  Distribution  Date,  until the Class
                  Principal Balance of such Class has been reduced to zero;

(vi)     to the  Class 6-M-4  Certificates,  the  Class 6-M-4  Principal  Payment Amount for such  Distribution  Date,  until the Class
                  Principal Balance of such Class has been reduced to zero;

(vii)    for  application  as part of Monthly  Excess  Cashflow for such  Distribution  Date, as provided in  Section 4.01(II)(d),  any
                  Principal Payment Amount remaining after application pursuant to Section 4.01(II)(c)(i) through (vi) above.

(d)      On each  Distribution  Date or, in the case of payments to the  Supplemental  Interest  Trust,  on each Swap Payment Date, the
         Trust Administrator shall distribute the Monthly Excess Cashflow for such date in the following order of priority:

(i)      (A)          until the aggregate Class Principal Balance of the Group 6 Certificates,  other than the Class 6-X  Certificates, equals  the  Aggregate  Loan  Group  Balance  for Loan  Group 6 for such  Distribution  Date  minus the  Targeted
                      Overcollateralization  Amount  for such  date,  on each  Distribution  Date  (x) prior  to the  Stepdown  Date or
                      (y) with  respect to which a Trigger  Event is in  effect,  to the extent of  Monthly  Excess  Interest  for such
                      Distribution Date, to the Group 6 Certificates, in the following order of priority:

(1)      to the Class 6-A-1  Certificates and Class 6-A-2  Certificates,  pro rata based on their  respective Class Principal  Balances immediately prior to such Distribution  Date, until their respective Class Principal  Balances have been reduced to zero:

(2)      to the Class 6-M-1 Certificates, until its Class Principal Balance has been reduced to zero;

(3)      to the Class 6-M-2 Certificates, until its Class Principal Balance has been reduced to zero;

(4)      to the Class 6-M-3 Certificates, until its Class Principal Balance has been reduced to zero;

(5)      to the Class 6-M-4 Certificates, until its Class Principal Balance has been reduced to zero; and

(B)      on each  Distribution  Date (x) on or after the Stepdown Date and (y) with  respect to which a Trigger Event is not in effect, to fund any  principal  distributions  required  to be made on such  Distribution  Date set  forth  above in
                           Section 4.01(II)(c) above,  after giving effect to the distribution of the Principal Payment Amount for Loan
                           Group 6 for such Distribution Date, in accordance with the priorities set forth therein;

(ii)     to the Class 6-A-2 Certificates, any Deferred Amount for such Class;

(iii)    to the Class 6-M-1 Certificates, any Deferred Amount for such Class;

(iv)     to the Class 6-M-2 Certificates, any Deferred Amount for such Class;

(v)      to the Class 6-M-3 Certificates, any Deferred Amount for such Class;

(vi)     to the Class 6-M-4 Certificates, any Deferred Amount for such Class;

(vii)    pro rata (a) to the Class 6-A-2  Certificates,  any Basis Risk Shortfall for such class and (b) (i) on any  Distribution  Date on which no Swap Suspension Event exists,  to the Supplemental  Interest Trust, the Swap  Counterparty  Reimbursement
                  Amount for such Distribution  Date or remaining unpaid from any prior  Distribution Date and (ii) on any Distribution
                  Date on which a Swap  Suspension  Event has occurred and is continuing,  to the Class 6-A-1  Certificates,  any Basis
                  Risk Shortfall for such class;

(viii)   on any  Distribution  Date on which a Swap  Suspension  Event has occurred and is  continuing,  to the  Supplemental  Interest
                  Trust,  the Swap  Counterparty  Reimbursement  Amount for such  Distribution  Date or remaining unpaid from any prior
                  Distribution Date;

(ix)     to the Class 6-M-1 Certificates, any Basis Risk Shortfall due and owing for such Class;

(x)      to the Class 6-M-2 Certificates, any Basis Risk Shortfall due and owing for such Class;

(xi)     to the Class 6-M-3 Certificates, any Basis Risk Shortfall due and owing for such Class;

(xii)    to the Class 6-M-4 Certificates, any Basis Risk Shortfall due and owing for such Class;

(xiii)   to the  Supplemental  Interest  Trust  for  payment  to the Swap  Counterparty,  any Swap  Termination  Payment  due to a Swap
                  Counterparty Trigger Event for such Distribution Date or remaining unpaid from any prior Distribution Date;

(xiv)    to the Class 6-X Certificates, the Class 6-X Distributable Amount for such Distribution Date; and

(xv)     to the Class AR Certificates,  any remaining amount;  provided,  however, that any amount that would be distributable pursuant to this  priority  (xiv) shall not be paid with respect to the Class AR  Certificates  but shall be paid instead with respect to the Class 6-X  Certificates  pursuant to a contract that exists under this Agreement  between the Class AR
                  Certificateholders and the Class 6-X Certificateholders.

(e)      The Trust  Administrator  shall  distribute  the Mortgage Loan Purchase  Price of any Optional  Termination of Loan Group 6 in
         excess of the Par Value to the holder of the Class AR-L Certificate.

                  (III)    (a)      Prior to the  distributions  described in Sections  4.01(I) and (II),  the following  distributions shall be deemed to have been made:

                                    (i)     from REMIC I to REMIC III,  as the holder of the REMIC I Regular Interests,  and to Holders of the Class AR-L  Certificates in respect of Component I  thereof,  from the REMIC I Available  Distribution Amount, the REMIC I  Distribution Amount in the amounts,  from the sources and with the character set forth in the definition thereof in respect of the REMIC I  Regular  Interests and  Component I  of the Class AR-L  Certificates  as set forth therein; and

                                    (ii)    from  REMIC II  to  REMIC III,  as the holder of the  REMIC II  Regular  Interests,  and to
                  Holders of the Class AR-L  Certificates in respect of Component II thereof, from the REMIC II Available  Distribution
                  Amount,  the REMIC II  Distribution  Amount in the amounts,  from the sources and with the character set forth in the definition  thereof in respect of the REMIC II Regular  Interests and Component II of the Class AR-L  Certificates as
                  set forth therein.

                           (b)      Notwithstanding   the   distributions   on  the  REMIC   Regular   Interests   described   in  this
         Section 4.01(III),  distribution of funds from the Certificate  Account shall be made only in accordance with Sections 4.01(I)
         and (II).

                  (IV)     On each  Distribution  Date,  the Trustee shall  distribute to the Holder of the Class P  Certificates,  the aggregate of all Assigned  Prepayment  Premiums for Mortgage Loans  collected or paid by each  applicable  Servicer with respect to the related Prepayment Period.

SECTION 4.02.     Allocation of Losses.

(a)      Realized  Losses on the Mortgage  Loans in each of Loan  Group 1,  Loan Group 2,  Loan Group 3,  Loan Group 4 and Loan Group 5
incurred  during a calendar month shall be allocated by the Trust  Administrator  to the Classes of  Certificates  on the  Distribution
Date in the next calendar month as follows:

(i)      any Realized Loss,  other than an Excess Loss, shall be allocated  first, to the Class C-B  Certificates,  in decreasing order of their  alphanumerical  Class designations  (beginning  with the  Class C-B-9  Certificates),  until  the  respective  Class
         Principal  Balance of each such  Class has  been  reduced to zero,  and  second,  to the Senior  Certificates  of the  related
         Certificate Group, pro rata, on the basis of their respective Class Principal  Balances,  until the respective Class Principal
         Balance of each such Class has been reduced to zero; provided,  however,  with respect to the Group 1  Certificates,  Realized
         Losses on the Group 1 Loans that would otherwise be allocated to the  Class 1-A-2  Certificates  and Class 1-A-3  Certificates
         in the aggregate will instead be allocated  first, to the  Class 1-A-3  Certificates,  until its Class  Principal  Balance has been reduced to zero, and second,  to the  Class 1-A-2  Certificates,  until its Class  Principal  Balance has been reduced to zero, with respect to the Group 2 Certificates,  Realized Losses on the Group 2 Loans that would otherwise be allocated to the
         Class 2-A-1  Certificates  and Class 2-A-2  Certificates in the aggregate will instead be allocated  first, to the Class 2-A-2
         Certificates,  until its Class Principal Balance has been reduced to zero, and second, to the Class 2-A-1 Certificates,  until its Class  Principal  Balance has been  reduced to zero,  with  respect to the Group 3  Certificates,  Realized  Losses on the
         Group 3 Loans that would otherwise be allocated to the Class 3-A-1  Certificates and Class 3-A-2 Certificates in the aggregate will instead be allocated  first,  to the  Class 3-A-2  Certificates,  until its Class  Principal  Balance has been reduced to zero, and second,  to the Class 3-A-1  Certificates,  until its Class Principal Balance has been reduced to zero, and Realized
         Losses on the Group 3 Loans that would otherwise be allocated to the  Class 3-A-3  Certificates  and Class 3-A-4  Certificates
         in the aggregate will instead be allocated  first, to the  Class 3-A-4  Certificates,  until its Class  Principal  Balance has been reduced to zero, and second,  to the  Class 3-A-3  Certificates,  until its Class  Principal  Balance has been reduced to zero,  with respect to the Group 4  Certificates,  Realized  Losses on the Group 4 Loans that would  otherwise be allocated to the  Class 4-A-1  Certificates  and  Class 4-A-2  Certificates  in the  aggregate  will  instead be  allocated  first,  to the
         Class 4-A-2  Certificates,  until  its Class  Principal  Balance  has been  reduced  to zero and  second,  to the  Class 4-A-1
         Certificates,  until its Class  Principal  Balance has been  reduced to zero,  and with  respect to the Group 5  Certificates,
         Realized  Losses on the Group 5 Loans that would  otherwise be  allocated  to the  Class 5-A-1  Certificates  and  Class 5-A-2
         Certificates  in the aggregate will instead be allocated  first, to the  Class 5-A-2  Certificates,  until its Class Principal
         Balance has been reduced to zero and second,  to the  Class 5-A-1  Certificates,  until its Class  Principal  Balance has been reduced to zero; and

(ii)     Excess Losses in respect of principal for Mortgage Loans in Loan Group 1,  Loan Group 2,  Loan Group 3,  Loan Group 4 and Loan
         Group 5 will be allocated among all Group 1,  Group 2,  Group 3,  Group 4, Group 5 and Class C-B Certificates,  pro rata based on their respective Class Principal Balances.

(b)      On each Distribution Date, if the aggregate Class Principal Balance of all Group 1,  Group 2,  Group 3,  Group 4,  Group 5 and
Class C-B  Certificates exceeds the Aggregate Groups 1-5  Collateral Balance (after giving effect to distributions of principal and the allocation of all losses to such  Certificates  on such  Distribution  Date),  such excess will be deemed a principal  loss and will be allocated by the Trust Administrator to the most junior Class of Class C-B Certificates then outstanding.

(c)      Any  Realized  Loss  allocated  to a Class of  Certificates  or any  reduction  in the Class  Principal  Balance of a Class of
Certificates  pursuant to  Section 4.02(b) shall  be allocated  by the Trust  Administrator  among the  Certificates  of such  Class in proportion to their respective Certificate Balances.

(d)      Any allocation by the Trust  Administrator of Realized Losses to a Certificate or any reduction in the Certificate  Balance of a Certificate  pursuant to  Section 4.02(b) shall  be accomplished by reducing the Certificate Balance thereof,  immediately  following the distributions made on the related Distribution Date in accordance with the definition of "Certificate Balance."

(e)      On each Distribution Date, the Trust  Administrator  shall determine the total Applied Loss Amount with respect to the Group 6
Certificates,  if any,  for such  Distribution  Date.  The  Applied  Loss  Amount  with  respect  to the Group 6  Certificates  for any
Distribution  Date shall be applied by reducing the Class Principal  Balance of each Class of Class M  Certificates and the Class 6-A-2
Certificates,  beginning with the Class of Class M  Certificates,  then outstanding with the lowest relative payment priority, or if no
Class M  Certificates are then  outstanding,  the Class 6-A-2  Certificates,  in each case until the respective Class Principal Balance thereof has been  reduced to zero.  Any Applied Loss Amount with  respect to the Group 6  Certificates  allocated to a Class of Class M
Certificates  or  Class 6-A-2  Certificates  shall be  allocated  among  the  Class M  Certificates  of such  Class or the  Class 6-A-2
Certificates, as applicable, in proportion to their respective Percentage Interests.

(f)      All  Realized  Losses on the  Group 1,  Group 2,  Group 3,  Group 4  and Group 5 Mortgage  Loans  shall be  allocated  on each
Distribution Date to the REMIC I Regular Interests as provided in the definition of REMIC I Realized Losses.

(g)      All  Realized  Losses on the Group 6 Mortgage  Loans shall be  allocated on each  Distribution  Date to the  REMIC II  Regular
Interests as provided in the definition of REMIC II Realized Losses.

(h)      Realized  Losses on the Group 6 Mortgage  Loans that are not Applied Loss Amounts  shall be deemed  allocated to the Class 6-X
Certificates.  Realized Losses allocated to the Class 6-X  Certificates  shall be allocated  between REMIC III Regular Interests 6-X-IO and 6-X-PO as provided in the definition of Realized Losses.

SECTION 4.03.     Recoveries.

(a)      With respect to any Class of  Certificates to which a Realized Loss or Applied Loss Amount, as applicable,  has been allocated
(including any such Class for  which the related Class  Principal  Balance has been reduced to zero),  the Class  Principal  Balance of such Class will be increased, up to the amount of related Recoveries for such Distribution Date as follows:

(i)      with respect to Recoveries on Group 1, Group 2, Group 3, Group 4 and Group 5, Mortgage Loans,

(A)      first,  the Class Principal  Balance of each Class of Senior  Certificates  related to the Loan Group from  which the Recovery was collected, will be increased pro rata, up to the amount of Net Recovery Realized Losses for each such Class, and

(B)      second,  the Class Principal Balance of each Class of  Class C-B  Certificates will be increased in order of seniority,  up to the amount of Net Recovery Realized Losses for each such Class; or

(ii)     with respect to Recoveries on Group 6 Mortgage Loans,  the Class Principal  Balance of the Class 6-A-2  Certificates  and each
         Class of Class M  Certificates  will be increased in order of seniority,  up to the Deferred Amount such Class is  entitled to receive  pursuant  to  Section 4.01(II)(d) on  such  Distribution  Date  prior  to  giving  effect  to  payments  pursuant  to
         Section 4.01(II)(d) on such Distribution Date.

(b)      Any increase to the Class Principal Balance of a Class of  Certificates shall increase the Certificate  Balance of the related
Class pro rata in accordance with each Certificate Percentage Interest.

SECTION 4.04.     Reserved.

SECTION 4.05.     Monthly Statements to Certificateholders.

(a)      Not later  than  each  Distribution  Date,  the Trust  Administrator  shall  prepare  and cause to be made  available  to each
Certificateholder,  the Master Servicer,  each Servicer,  the Trustee,  the Depositor,  the Swap Counterparty and each Rating Agency, a statement setting forth with respect to the related  distribution:  the items listed in Exhibit T,  other than items (vi)(a),  (vi)(b),
(vi)(c) and (vi)(d).

                  The Trust  Administrator's  responsibility for disbursing the above information to the  Certificateholders is limited to the  availability,  timeliness and accuracy of the information  derived from the Master  Servicer and each Servicer,  which shall be provided as required in Section 4.06.

                  On each Distribution Date, the Trust  Administrator  shall provide Bloomberg  Financial Markets,  L.P.  ("Bloomberg")
CUSIP level factors for each Class of Offered  Certificates as of such Distribution Date, using a format and media mutually  acceptable to the Trust  Administrator  and Bloomberg.  In connection with providing the information  specified in this Section 4.05 to Bloomberg, the Trust  Administrator  and any  director,  officer,  employee  or agent of the Trust  Administrator  shall be  indemnified  and held harmless by DLJMC,  to the extent,  in the manner and subject to the  limitations  provided in  Section 9.05.  The Trust  Administrator will also make the monthly statements to Certificateholders  available each month to each party referred to in Section 4.05(a) via  the
Trust Administrator's  website. The Trust Administrator's  website can be accessed at  http://www.ctslink.com  or at such other site as the Trust  Administrator  may  designate  from time to time.  Persons  that are unable to use the above  website are entitled to have a paper copy  mailed to them via first class mail by calling the Trust  Administrator  at  301-815-6600.  The Trust  Administrator  shall have the right to change the way the reports  referred  to in this  Section are  distributed  in order to make such  distribution  more convenient  and/or more accessible to the above parties and to the  Certificateholders.  The Trust  Administrator  shall provide timely and adequate  notification to all above parties and to the  Certificateholders  regarding any such change. The Trust  Administrator may fully rely upon and shall have no liability with respect to information provided by the Master Servicer or any Servicer.

(b)      Upon request,  within a reasonable period of time after the end of each calendar year, the Trust  Administrator shall cause to be furnished to each Person who at any time during the calendar year was a  Certificateholder,  a statement  containing the information set forth in items (i)(c), (i)(d),  (i)(g), (i)(j), (i)(k),  (ii)(c),  (ii)(d),  (ii)(g),  (ii)(j),  (v)(a), (v)(b), (v)(l), (v)(m) and
(v)(n)  of  Exhibit T   aggregated   for  such  calendar  year  or  applicable   portion   thereof  during  which  such  Person  was  a
Certificateholder.  Such  obligation  of  the  Trust  Administrator  shall  be  deemed  to  have  been  satisfied  to the  extent  that substantially  comparable  information  shall be provided by the Trust  Administrator  pursuant to any requirements of the Code as from time to time in effect.

SECTION 4.06.     Servicer to Cooperate.

                  Each Servicer shall provide to the Master Servicer the information set forth in Exhibit H,  and any other information the Master Servicer requires,  in such form as the Master Servicer shall reasonably  request, or in such form as may be mutually agreed upon between  such  Servicer  and the Master  Servicer,  with respect to each  Mortgage  Loan  serviced by such  Servicer no later than
(i) with respect to a Servicer other than Wells Fargo,  twelve noon on the Data Remittance Date, and (ii) with  respect to Wells Fargo, on the Data Remittance Date, to enable the Master Servicer to provide such information to the Trust Administrator.

                  The Master Servicer,  with respect to the Mortgage Loans,  shall provide to the Trust  Administrator  the information set forth in  Exhibit H  in such form as the Trust  Administrator  shall  reasonably  request  no later  than  twelve  noon on the Data
Remittance  Date to enable the Trust  Administrator  to calculate  the amounts to be  distributed  to each  Class of  Certificates  and otherwise perform its distribution, accounting and reporting requirements hereunder.

SECTION 4.07.     Cross-Collateralization; Adjustments to Available Funds.

(a)      On each  Distribution  Date prior to the Class C-B  Credit Support  Depletion  Date, but after the date on which the aggregate
Class  Principal  Balance of the  Group 1,  Group 2,  Group 3,  Group 4 or Group 5  Certificates  has been  reduced to zero,  the Trust
Administrator  shall distribute the principal  portion of Available  Distribution  Amount on the Mortgage Loans relating to such Senior
Certificates  that will have been paid in full,  to the holders of the Senior  Certificates  of the other  Certificate  Group(s).  Such amount will be  allocated  between the other  Groups,  pro rata,  based on  aggregate  Class  Principal  Balance of the related  Senior
Certificates  and paid the Senior  Certificates  in each such  Group in the same  priority as such  Certificates  would  receive  other distributions  of  principal  pursuant to  Section 4.01(I)(A);  provided,  however,  that the Trust  Administrator  shall not make such distribution on such Distribution  Date if (a) the Class C-B  Percentage for such Distribution Date is greater than or equal to 200% of such Class C-B  Percentage as of the Closing Date and (b) the average outstanding  principal balance of the Mortgage Loans in each Loan
Group delinquent 60 days or more over the last six months, as a percentage of the related Subordinate  Component Balance,  is less than
50%.

(b)      If on any  Distribution  Date the aggregate  Class  Principal  Balance of the Group 1,  Group 2,  Group 3,  Group 4 or Group 5
Certificates  is greater than the Aggregate  Loan Group Balance of the related Loan  Group (each  Loan  Group related  to such Group of
Certificates,  an  "Undercollateralized  Group"),  then the Trust Administrator  shall reduce the Available  Distribution Amount of the other Loan Group(s) that is not undercollateralized (each, an "Overcollateralized Group"), as follows:

(1)      to add to the  Available  Distribution  Amount of the  Undercollateralized  Group(s) an amount  equal to the lesser of (a) one month's interest on the Principal  Transfer Amount of the  Undercollateralized  Group(s) at the Net WAC Rate applicable to the
         Undercollateralized  Group(s) and (b) Available  Distribution Amount of the  Overcollateralized  Groups remaining after making interest  distributions to the Senior  Certificates of the  Overcollateralized  Group(s) on such Distribution Date pursuant to
         Section 4.01; and

(2)      to the  Senior  Certificates  of  each  Undercollateralized  Group,  to the  extent  of the  principal  portion  of  Available
         Distribution  Amount of the  Overcollateralized  Group(s)  remaining after making interest and principal  distributions to the
         Senior  Certificates of the  Overcollateralized  Group(s) on such Distribution Date pursuant to Section 4.01,  until the Class
         Principal Balance of the Senior Certificates of such  Undercollateralized  Group(s) equals the Aggregate Loan Group Balance of the related Loan  Group(s).  Payments  shall be made to the Senior  Certificates  in each  Group in the same  priority as such
         Certificates would receive other distributions of principal pursuant to Section 4.01(I)(A).

(c)      If more than one  Overcollateralized  Group exists on any Distribution Date,  reductions in the Available  Distribution Amount of such Groups to make the payments required to be made pursuant to  Section 4.07(b) on  such Distribution Date shall be made pro rata, based on the Overcollateralization  Amount of each Overcollateralized  Group. If more than one Undercollateralized  Group exists on any
Distribution Date, payments made to such Groups from the Available  Distribution Amount of the  Overcollateralized  Group shall be made pro rata, based on the amount of payments required to be made to the Undercollateralized Group(s).

SECTION 4.08.     Reserved.

SECTION 4.09.     Reserved.

SECTION 4.10.     Group 6 Interest Rate Cap Account.
(a)      On the Closing  Date,  the Trust  Administrator  shall  establish  and  maintain in its name,  in trust for the benefit of the
Holders of the  Class 6-X  Certificates,  the Group 6 Interest  Rate Cap  Account.  The Group 6 Interest  Rate Cap Account  shall be an
Eligible  Account,  and funds on deposit  therein shall be held separate and apart from,  and shall not be commingled  with,  any other moneys, including without limitation, other moneys held by the Trust Administrator pursuant to this Agreement.

(b)      On each  Distribution  Date on and after the  Distribution  Date in March  2006 and on and prior to the  Distribution  Date in
December 2010,  the Trust  Administrator  shall deposit any amounts paid under the Group 6 Interest Rate Cap Agreement into the Group 6
Interest  Rate Cap  Account.  On each  Distribution  Date on and  after  the  Distribution  Date in March  2006 and on and prior to the
Distribution  Date in  December 2010,  the Trust  Administrator  shall  distribute  amounts on deposit in the Group 6 Interest Rate Cap
Account to pay to the Group 6 Certificates,  any applicable Basis Risk Shortfalls,  prior to giving effect to any amounts  available to be paid in respect of related Basis Risk Shortfalls as described in Section 4.01(II)(d)(vi) on such Distribution Date.

(c)      On any Distribution  Date or, in the case of payments to the Supplemental  Interest Trust, on each Swap Payment Date,  amounts on deposit in the Group 6 Interest Rate Cap Account shall be distributed in the following order of priority:

(i)      to the  Supplemental  Interest  Trust for  payment to the Swap  Counterparty,  an amount  equal to any Swap Fee  Reimbursement
         Amount for such Swap Payment Date or remaining unpaid from any prior Swap Payment Date;

(ii)     pro rata (a) to the Class 6-A-2  Certificates,  any unpaid Basis Risk Shortfall for such class and (b) (i) on any Distribution
         Date on which no Swap Suspension Event exists, to the Supplemental  Interest Trust for payment to the Swap  Counterparty,  the
         Swap Counterparty  Reimbursement  Amount for such  Distribution Date or remaining unpaid from any prior  Distribution Date and
         (ii) on  any  Distribution  Date  on  which a Swap  Suspension  Event  has  occurred  and is  continuing,  to the  Class 6-A-1
         Certificates, any unpaid Basis Risk Shortfall for such class;

(iii)    on any  Distribution  Date on which a Swap  Suspension  Event  has  occurred  and is  continuing,  to the to the  Supplemental
         Interest Trust,  the Swap  Counterparty  Reimbursement  Amount for such  Distribution  Date or remaining unpaid from any prior
         Distribution Date;

(iv)     sequentially,  to the Class 6-M-1,  Class 6-M-2,  Class 6-M-3 and Class 6-M-4  Certificates,  in that order, the amount of any unpaid Basis Risk Shortfalls for such Class;

(v)      to the Principal  Remittance  Amount,  up to the amount of Realized  Losses on the Mortgage Loans in such Loan  Group incurred during the related  Collection  Period,  any shortfall to be allocated pro rata based upon the amount of such Realized  Losses applicable to such Loan Group; and

(vi)     sequentially,  to the Class 6-A-2,  Class 6-M-1,  Class 6-M-2,  Class 6-M-3, and Class 6-M-4 Certificates,  in that order, any applicable  Deferred  Amounts,  with interest therein at the applicable  Pass-Through  Rate, prior to giving effect to amounts available to be paid in respect of Deferred Amounts as described in Section 4.01(II)(d)(ii)-(vi) on such Distribution Date.

(d)      Funds in the Group 6 Interest  Rate Cap Account may be invested in  Eligible  Investments  by the Trust  Administrator  at the
direction of the Depositor  maturing on or prior to the next succeeding  Distribution Date. The Trust  Administrator  shall account for the Group 6 Interest  Rate Cap Account as an outside  reserve  fund within the meaning of Treasury  regulation  1.860G-2(h) and  not an asset of any REMIC  created  pursuant to this  Agreement.  The Trust  Administrator  shall treat amounts paid from the Group 6 Interest
Rate Cap Account as payments made from outside the REMICs for all Federal tax  purposes.  Any net  investment  earnings on such amounts shall be payable to the  Depositor.  The Depositor  will be the owner of the Group 6 Interest Rate Cap Account for federal tax purposes and the Depositor  shall direct the Trust  Administrator  in writing as to the  investment of amounts  therein.  In the absence of such written  direction,  all funds in the Group 6 Interest Rate Cap Account may be invested by the Trust  Administrator  in the Wells Fargo
Advantage  Prime  Investment  Money Market Fund or any successor  fund. The Trust  Administrator  shall have no liability for losses on investments  in Eligible  Investments  made  pursuant to this  Section 4.10(c) (other  than as obligor on any such  investments).  Upon termination  of the Trust Fund,  any amounts  remaining in the Group 6 Interest Rate Cap Account shall be  distributed to the Class 6-X
Certificateholders.

(e)      On the Distribution  Date immediately  after the Distribution Date on which the aggregate Class Principal Balance of the Group
6  Certificates  equals zero,  any amounts on deposit in the Group 6 Interest Rate Cap Account not payable on the Group 6  Certificates shall be distributed to the Class 6-X Certificateholders.

(f)      Amounts  paid  under  the  Group  6  Interest  Rate  Cap  Agreement  not  used  on  any  Distribution  Date  as  described  in
Section 4.10(b) shall  remain on deposit in the Group 6 Interest Rate Cap Account and may be available on future  Distribution Dates to make the  payments  described  in  Section 4.10(b).  However,  at no time shall the amount on deposit in the Group 6 Interest  Rate Cap
Account  exceed the related  Deposit  Amount.  The  "Deposit  Amount"  with  respect to the Group 6 Interest  Rate Cap Account  will be calculated  on each  Distribution  Date,  after  giving  effect to  withdrawals  from the Group 6  Interest  Rate Cap  Account  on such
Distribution  Date and  distributions  and  allocation of losses on the  Certificates  on such  Distribution  Date,  and will equal the excess,  if any, of the Targeted  Overcollateralization  Amount for such Distribution  Date over the  Overcollateralization  Amount for such Distribution  Date. On each Distribution Date, the Trust  Administrator  shall distribute amounts in the Group 6 Interest Rate Cap
Account in excess of the related Deposit Amount to the Class 6-X Certificateholders.

(g)      The Trustee is hereby  directed,  on or prior to the Closing Date, on behalf of the Trust,  to enter into the Group 6 Interest
Rate Cap  Agreement  for the benefit of the Holders of the Group 6  Certificates,  in the form  presented to it by the  Depositor.  The
Trustee  shall not have any  responsibility  for the contents,  adequacy or  sufficiency  of the Group 6 Interest  Rate Cap  Agreement, including,  without limitation,  any representations and warranties contained therein. The Trust Administrator shall administer,  hold, and receive and make all payments  under the Group 6 Interest  Rate Cap  Agreement on behalf of the Trust and the Trustee in accordance with its terms and the provisions of this Agreement.

(h)      Upon receipt from the Trust  Administrator  of notice of the failure by the Group 6  Interest Rate Cap  Counterparty  to make, when due, any  Transfer of Eligible  Collateral,  Posted  Collateral  or the Interest  Amount (as such terms are defined in the Group 6
Interest Rate Cap  Agreement),  the Trustee shall deliver to the Group 6  Interest Rate Cap  Counterparty  the notice  contemplated  by
Paragraph 7(i)  of the Credit  Support  Annex  attached to the Group 6  Interest  Rate Cap  Agreement of the Group 6  Interest Rate Cap
Counterparty's  failure to do so. The Trustee  shall  deliver  such notice no later than 1:00 p.m.  eastern  time on the  Business  Day immediately following any such failure by the Group 6 Interest Rate Cap Counterparty.

SECTION 4.11.     Supplemental Interest Trust.

(a)      A  separate  trust is hereby  established  (the  "Supplemental  Interest  Trust"),  the  corpus of which  shall be held by the
Supplemental  Interest Trust Trustee,  in trust, for the benefit of the holders of the Class 6-A-1  Certificates.  On the Closing Date,
the  Supplemental  Interest Trust Trustee shall  establish and maintain in its name, a separate  account for the benefit of the holders of the  Class 6-A-1  Certificates  (the  "Supplemental  Interest  Account").  The  Supplemental  Interest  Account shall be an Eligible
Account,  and funds on deposit  therein shall be held  separate and apart from,  and shall not be  commingled  with,  any other moneys, including, without limitation, other moneys of the Trust Administrator held pursuant to this Agreement.

(b)      The Trust  Administrator  shall deposit into the Supplemental  Interest Account the amounts set forth in  Section 4.01(II)(a),
(b), (c) and (d). The Supplemental  Interest Trust Trustee shall deposit into the  Supplemental  Interest Account any Net Swap Payments
received  from the Swap  Counterparty.  On any Swap  Payment  Date on which a Net Swap  Payment is owed to the Swap  Counterparty,  the
Supplemental  Interest Trust Trustee shall  withdraw from the  Supplemental  Interest  Account an amount equal to such Net Swap Payment and pay such amount to the Swap  Counterparty.  On each Swap Payment  Date on which a Net Swap  Payment is owed to the Trust Fund,  the
Supplemental  Interest Trust Trustee shall  withdraw from the  Supplemental  Interest  Account an amount equal to such Net Swap Payment and pay such  amount to the Trust  Fund for  distribution  on the  related  Distribution  Date in  accordance  with the  provisions  of subparagraph (f) of this Section 4.11.

(c)      Funds in the Supplemental  Interest Account shall be invested in Eligible  Investments,  which shall mature not later than the
Business Day of the Swap  Payment  Date.  The  Depositor  shall direct the  Supplemental  Interest  Trust  Trustee in writing as to the investment of amounts in the Supplemental  Interest Account.  In the absence of such written  direction,  all funds in the Supplemental
Interest  Account may be invested by the  Supplemental  Interest Trust Trustee in the Wells Fargo  Advantage Prime Money Market Fund or
any  successor  fund.  The  Supplemental  Interest  Trust  Trustee  shall have no  liability  for  losses an  investments  in  Eligible
Investments  made  pursuant to this  Section 4.11(c)  (other than as obligor on any such  investments).  Any  earnings on such  amounts shall be distributed on each Distribution Date pursuant to paragraph (f) of this Section 4.11.

(d)      Upon  termination  of the Trust Fund and after  payment  of any  moneys to the  holders  of the  Class 6-A-1  Certificates  as provided in  paragraph (f) of this Section 4.11, any amounts  remaining in the  Supplemental  Interest Account after payment of amounts owing to the Swap Counterparty shall be distributed to the holder of the Class 6-X Certificates.

(e)      The Trust Administrator is hereby directed,  as Supplemental  Interest Trust Trustee, and not in its individual  capacity,  on or prior to the Closing Date, on behalf of the  Supplemental  Interest Trust,  to enter into and assume the obligations  under the Swap
Agreement with the Swap  Counterparty  for the benefit of the Holders of the Class 6-A-1  Certificates,  in the form presented to it by the Depositor.  Neither the Trust  Administrator nor the Supplemental  Interest Trust Trustee shall,  individually or personally,  have any liability to perform any covenant  either express or implied  contained in the Swap Agreement and under no  circumstance  shall the
Trust  Administrator  be personally  liable for the payment of any amounts  payable by the  Supplemental  Interest Trust under the Swap
Agreement  or  any  expenses  of the  Supplemental  Interest  Trust  or be  liable  for  the  breach  or  failure  of  any  obligation, representation,  warranty or covenant made or undertaken  by the  Supplemental  Interest  Trust under the Swap  Agreement.  None of the
Master  Servicer,  Trustee,  Trust  Administrator  or  Supplemental  Interest  Trust  Trustee  shall have a duty to review or otherwise determine the adequacy of the Swap Agreement (or any amendment or supplement thereto).

(f)      On each Distribution  Date, the Trust  Administrator  shall distribute any amounts it receives from the Supplemental  Interest
Account to pay to the  holders of the  Class 6-A-1  Certificates  an amount  equal to the  product of (a) the  difference  between  the
Formula Rate for the Class 6-A-1  Certificates  for such  Distribution  Date and the Net Funds Cap for such  Distribution  Date,  (b) a fraction,  the numerator of which is the actual number of days elapsed in the related  Calculation  Period and the denominator of which is 360,  and (c) the  Swap  Notional  Amount.  Any  amounts in the  Supplemental  Interest  Account  relating to such Net Swap  Payment remaining  after  distribution  to the holders of the  Class 6-A-1  Certificates  shall be  distributed to the holders of the Class 6-X
Certificates.  On any Distribution Date, any amounts that the Trust  Administrator  receives from the Supplemental  Interest Account at any time since the  immediately  preceding  Distribution  Date in respect of Net Swap Payments owed by the Swap  Counterparty  on prior related Swap Payment Dates shall be, first,  distributed to the holders of the Class 6-A-1  Certificates in reduction of any Basis Risk
Shortfalls for such Class,  until the amount of any Basis Risk Shortfalls due and owing for such Class and, second,  distributed to the holders of the Class 6-X Certificates.

(g)      The Supplemental  Interest Trust Trustee shall deliver to the Swap  Counterparty the notice  contemplated by Paragraph 7(i) of the Credit  Support Annex  attached to the Swap Agreement if the Swap  Counterparty  fails to make,  when due, any Transfer of Eligible
Collateral,  Posted  Collateral  or the Interest  Amount (as such terms are defined in the Swap  Agreement)  required to be made by the
Swap  Counterparty.  The  Supplemental  Interest  Trust Trustee  shall deliver such notice no later than 1:00 p.m.  eastern time on the
Business Day immediately following any such failure by the Swap Counterparty.

SECTION 4.12.     Rights of Swap Counterparty.

(a)      The Swap  Counterparty  shall be deemed a third-party  beneficiary  of this Agreement to the same extent as if it were a party hereto and shall  have the right to enforce  its  rights  under this  Agreement,  which  rights  include  but are not  limited  to, the obligation of the  Supplemental  Interest  Trust Trustee (A) to  deposit any Net Swap Payment  required to be paid by the  Supplemental
Interest Trust and any Swap Termination  Payment required  pursuant to Section 4.01  into the Supplemental  Interest Account and (B) to establish  and maintain the  Supplemental  Interest  Account,  to make such deposits  thereto,  investments  therein and  distributions therefrom as are required  pursuant to Section 4.11.  For the protection  and  enforcement of the provisions of this Section,  the Swap
Counterparty shall be entitled to relief as can be given either at law or in equity.

SECTION 4.13.     Replacement Swap Counterparty.

(a)      In the event  that the  Supplemental  Interest  Trust  Trustee,  on  behalf of the  Supplemental  Interest  Trust,  and at the direction of the  Depositor,  enters into a  replacement  interest  rate swap  agreement  with a  replacement  swap  counterparty  (the
"Replacement  Swap  Counterparty"),  then  (a) to the extent  that the  Supplemental  Interest  Trust  would be required to make a Swap
Termination  Payment to the Swap  Counterparty  and (b) to the extent the Replacement Swap  Counterparty  pays to assume the rights and obligations of the Swap Counterparty  under the Swap Agreement (the "Replacement  Payment"),  the Supplemental  Interest Trust Trustee,
on behalf of the Supplemental  Interest Trust, and the Swap Counterparty agree that such Replacement  Payment shall be paid to the Swap
Counterparty and shall,  only to the extent actually paid by the Replacement  Swap  Counterparty to the Swap  Counterparty,  constitute satisfaction in full of the  obligations of the  Supplemental  Interest Trust to the Swap  Counterparty in respect of the assignment of the outstanding  transaction  under the Swap Agreement to the Replacement Swap Counterparty or the replacement of such transaction with the  Replacement  Swap  Counterparty.  In  addition,  upon  termination  of the  Swap  Counterparty  and to the  extent  that  the Swap
Counterparty  would be required to make a Swap Termination  Payment to the Supplemental  Interest Trust, such Swap Termination  Payment shall be  deposited  into the  Supplement  Interest  Account  and shall be used to make any  upfront  payment  required to be made to a
Replacement Swap Counterparty.

(b)      Notwithstanding  anything to the contrary  contained  herein,  in the event that a replacement  swap agreement is not obtained within 30 days after receipt by the Trust Administrator of the Swap Termination  Payment paid by the terminated Swap Counterparty,  the
Trust  Administrator  shall deposit such Swap Termination  Payment into the Supplemental  Interest Account and the Trust  Administrator
shall, on each Distribution Date,  withdraw from such Supplemental  Interest Account,  an amount equal to the Net Swap Payment, if any, that would have been paid to the Supplemental  Interest Trust by the original Swap Counterparty  (computed in accordance with the terms of the original Swap Agreement) and distribute such amount in accordance with Section 4.01 of this Agreement.

                                                               ARTICLE V
                                             ADVANCES BY THE MASTER SERVICER AND SERVICERS

SECTION 5.01.     Advances by the Master Servicer and Servicers.

                  With respect to the  Non-Designated  Mortgage Loans, each Servicer shall deposit in the related Collection Account as
Advances an amount equal to all Scheduled  Payments  (with interest at the Mortgage Rate less the Servicing Fee Rate) which were due on such  Non-Designated  Mortgage Loans serviced by it during the applicable  Collection  Period and which were delinquent at the close of business on the immediately preceding  Determination Date; provided,  however, that with respect to any Balloon Loan that is delinquent on its maturity date, a Servicer will not be required to advance the related  balloon  payment but will be required to continue to make
Advances in accordance  with this  Section 5.01  with respect to such Balloon Loan in an amount equal to an assumed  scheduled  payment that would  otherwise be due based on the original  amortization  schedule for that Mortgage  Loan (with  interest at the Mortgage Rate less the Servicing Fee Rate).  Each  Servicer's  obligation to make such Advances as to any related  Non-Designated  Mortgage Loan will continue  through the last  Scheduled  Payment due prior to the payment in full of such  Non-Designated  Mortgage  Loan, or through the date that the related  Mortgaged  Property has, in the judgment of the related  Servicer,  been  completely  liquidated.  Each Servicer shall not be required to advance shortfalls of principal or interest resulting from the application of the Relief Act.

                  With respect to any Non-Designated Mortgage Loan, to the extent required by Accepted Servicing Practices,  the Master
Servicer and each  Servicer  shall be  obligated to make  Advances in  accordance  with the  provisions  of this  Agreement;  provided, however,  that such  obligation  with  respect to any related  Non-Designated  Mortgage  Loan shall  cease if the Master  Servicer or a
Servicer  determines,  in its reasonable opinion,  that Advances with respect to such  Non-Designated  Mortgage Loan are Nonrecoverable
Advances.  In the event that the Master Servicer or such Servicer  determines that any such Advances are Nonrecoverable  Advances,  the
Master Servicer or such Servicer shall provide the Trust  Administrator  with a certificate  signed by a Servicing  Officer  evidencing such determination.

                  With respect to any  Non-Designated  Mortgage  Loan, if the amount of Advances  received from a Servicer is less than the amount  required to be advanced by such  Servicer,  the Master  Servicer shall be obligated to make a payment in an amount equal to such  deficiency,  subject to any  determination  by the Master  Servicer  that any portion of the amount  required to be advanced is a
Nonrecoverable Advance.

                  With  respect to any of the  Non-Designated  Mortgage  Loans,  if an Advance is  required to be made  hereunder  by a
Servicer,  such Servicer shall on the Cash  Remittance Date either  (i) deposit in the Collection  Account from its own funds an amount equal to such Advance,  (ii) cause to be made an appropriate entry in the records of the Collection  Account that funds in such account being held for future  distribution  or  withdrawal  have been, as permitted by this  Section 5.01,  used by such Servicer to make such
Advance or (iii) make  Advances in the form of any  combination of clauses  (i) and  (ii) aggregating  the amount of such Advance.  Any such funds being held in a  Collection  Account for future  distribution  and so used shall be replaced by such  Servicer  from its own funds by deposit in such Collection  Account on or before any future  Distribution  Date in which such funds would be due or from other funds in such Collection Account being held for future distribution at that time.

                  With  respect  to  any  Designated   Mortgage  Loan,  the  Master   Servicer  shall  make  Advances  as  required  by
Section 3.20(b) of this Agreement.

                                                              ARTICLE VI
                                                           THE CERTIFICATES

SECTION 6.01.     The Certificates.

                  The  Certificates  shall be in  substantially  the forms set forth in Exhibits A, B, C, D-1,  D-2, E, F and G hereto, with such appropriate  insertions,  omissions,  substitutions and other variations as are required or permitted by this Agreement or as may in the  reasonable  judgment of the Trust  Administrator  or the Depositor be necessary,  appropriate  or convenient to comply,  or facilitate  compliance,  with applicable laws, and may have such letters,  numbers or other marks of identification and such legends or endorsements  placed  thereon as may be required to comply with the rules of any securities  exchange on which any of the  Certificates may be listed, or as may,  consistently  herewith,  be determined by the officers  executing such  Certificates,  as evidenced by their execution thereof.

                  Subject to Section 11.03  respecting the final distribution on the Certificates,  on each Distribution Date the Trust
Administrator  shall make  distributions to each  Certificateholder  of record on the preceding Record Date either (x) by wire transfer in immediately  available  funds to the account of such holder at a bank or other entity having  appropriate  facilities  therefor,  if
(i) such  Holder has so notified the Trust  Administrator  at least five Business  Days prior to the related  Record Date and (ii) such
Holder  shall  hold (A) a  Notional  Amount  Certificate,  (B) 100% of the Class  Principal  Balance of any  Class of  Certificates  or
(c) Certificates of any Class with aggregate principal  Denominations of not less than $1,000,000 or (y) by check mailed by first class mail to such Certificateholder at the address of such holder appearing in the Certificate Register.

                  The definitive  Certificates shall be printed,  typewritten,  lithographed or engraved or produced by any combination of these  methods  or may be  produced  in any other  manner  permitted  by the rules of any  securities  exchange  on which any of the
Certificates may be listed, all as determined by the officers executing such Certificates, as evidenced by their execution thereof.

                  The Certificates  shall be issuable in registered form, in the minimum  denominations,  integral  multiples in excess thereof  (except  that one  Certificate  in each  Class may be issued in a different  amount which must be in excess of the  applicable minimum denomination) and aggregate denominations per Class set forth in the Preliminary Statement.

                  The  Certificates  shall be executed  by manual or  facsimile  signature  on behalf of the Trust  Administrator  by a
Responsible  Officer.  Certificates  bearing  the  manual or  facsimile  signatures  of  individuals  who  were,  at the time when such signatures were affixed,  authorized to sign on behalf of the Trust Administrator shall bind the Trust  Administrator,  notwithstanding that such individuals or any of them have ceased to be so authorized prior to the  authentication  and delivery of such Certificates or did not hold such offices at the date of such  Certificate.  No Certificate  shall be entitled to any benefit under this Agreement,  or be  valid  for any  purpose,  unless  there  appears  on such  Certificate  a  certificate  of  authentication  executed  by the  Trust
Administrator by manual signature,  and such certificate of authentication upon any Certificate shall be conclusive  evidence,  and the only evidence,  that such Certificate has been duly  authenticated and delivered  hereunder.  All Certificates  shall be dated the date of their authentication.

SECTION 6.02.     Registration of Transfer and Exchange of Certificates.

(a)      The Trust  Administrator  shall  maintain,  or cause to be  maintained,  a  Certificate  Register  in which,  subject  to such reasonable  regulations  as it may  prescribe,  the Trust  Administrator  shall provide for the  registration  of  Certificates  and of transfers and exchanges of  Certificates  as herein  provided.  Upon surrender for  registration  of transfer of any  Certificate,  the
Trust Administrator shall execute,  authenticate and deliver, in the name of the designated transferee or transferees,  one or more new
Certificates in like aggregate interest and of the same Class.

(b)      At the option of a  Certificateholder,  Certificates may be exchanged for other  Certificates of authorized  denominations and the same aggregate  interest in the Trust Fund and of the same Class,  upon surrender of the Certificates to be exchanged at the office or agency of the Trust  Administrator set forth in Section 6.06.  Whenever any Certificates are so surrendered for exchange,  the Trust
Administrator shall execute,  authenticate and deliver the Certificates which the Certificateholder  making the exchange is entitled to receive.  Every  Certificate  presented or  surrendered  for  registration  of transfer or exchange  shall be  accompanied by a written instrument  of transfer in form  satisfactory  to the Trust  Administrator  duly  executed by the Holder  thereof or his attorney  duly authorized in writing.

(c)      No service charge to the  Certificateholders  shall be made for any registration of transfer or exchange of Certificates,  but payment of a sum  sufficient to cover any tax or  governmental  charge that may be imposed in connection  with any transfer or exchange of Certificates may be required.

(d)      All Certificates  surrendered for  registration of transfer and exchange shall be canceled and  subsequently  destroyed by the
Trust Administrator in accordance with the Trust Administrator's customary procedures.

(e)      No transfer of any Private  Certificate  shall be made unless  that  transfer is made  pursuant to an  effective  registration statement under the 1933 Act and effective  registration or  qualification  under  applicable  state  securities  laws, or is made in a transaction  which  does not  require  such  registration  or  qualification.  Except  in  connection  with any  transfer  of a Private
Certificate  by the  Depositor  to any  affiliate or any transfer of a Private  Certificate  from the  Depositor or an affiliate of the
Depositor to an owner trust or other entity  established by the Depositor,  in the event that a transfer is to be made in reliance upon an exemption  from the 1933 Act and such laws, in order to assure  compliance  with the 1933 Act and such laws,  the  Certificateholder desiring to effect such transfer and such  Certificateholder's  prospective transferee shall each certify to the Trust Administrator in writing the facts  surrounding  the  transfer in  substantially  the form set forth in Exhibit L  (the  "Transferor  Certificate")  and
(i) deliver a letter in substantially  the form of either (A) Exhibit M-1 (the "Investment  Letter"),  provided that all of the Private
Certificates  of a Class shall  be transferred to one investor or the Depositor  otherwise  consents to such transfer,  (B) Exhibit M-2
(the "Rule 144A  Letter") or (C) Exhibit M-3  (the  "Regulation S") or (ii) there shall be delivered to the Trust  Administrator at the expense of the  transferor  an Opinion of Counsel  that such  transfer  may be made  pursuant to an  exemption  from the 1933 Act.  The
Depositor  shall  provide  to any  Holder of a Private  Certificate  and any  prospective  transferee  designated  by any such  Holder, information  regarding the related  Certificates and the Mortgage Loans and such other information as shall be necessary to satisfy the condition to eligibility set forth in  Rule 144A(d)(4)  or Regulation S,  as applicable,  for transfer of any such Certificate  without registration  thereof  under the 1933 Act pursuant to the  registration  exemption  provided by Rule 144A  or  Regulation S.  The Trust
Administrator  shall  cooperate  with the  Depositor in providing the  information  referenced  in the  preceding  sentence,  including providing to the Depositor such information  regarding the Certificates,  the Mortgage Loans and other matters regarding the Trust Fund as the Depositor shall reasonably  request to meet its obligation under the preceding  sentence.  Each Holder of a Private  Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Trust  Administrator,  the Depositor,  the Seller,  the
Master  Servicer,  each Servicer and the Special  Servicer against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

(f)      Except in  connection  with any  transfer of a Private  Certificate  by the  Depositor  to any  affiliate or any transfer of a
Private  Certificate  from the  Depositor  or an  affiliate  of the  Depositor  to an owner trust or other  entity  established  by the
Depositor,  no transfer  of an  ERISA-Restricted  Certificate  (except for the  Residual  Certificates)  shall be made unless the Trust
Administrator  shall  have  received  in  accordance  with  Exhibit M-1,  Exhibit M-2  or  Exhibit M-3,  as  applicable,  either  (i) a representation  letter from the  transferee of such  Certificate,  acceptable to and in form and  substance  satisfactory  to the Trust
Administrator,  to the effect that such  transferee is not an employee  benefit plan or arrangement  subject to Section 406 of ERISA or
Section 4975 of the Code, or a person using the assets of any such plan or  arrangement,  which  representation  letter shall not be an expense of the Trustee,  the Trust  Administrator or the Trust Fund,  (ii) if the purchaser is an insurance company and the Certificate has been the subject of an  ERISA-Qualifying  Underwriting,  a  representation  that the  purchaser  is an insurance  company  which is purchasing such  Certificates  with funds contained in an "insurance  company general account" (as such term is defined in Section V(e)
of Prohibited  Transaction  Class Exemption 95-60 ("PTCE  95-60")) and that the purchase and holding of such  Certificates  are covered under  Sections I and III of PTCE 95-60 or (iii) in  the case of any such  Certificate  presented  for  registration  in the name of an employee  benefit plan or  arrangement  subject to Section 406 of ERISA or  Section 4975  of the Code (or comparable  provisions of any subsequent  enactments),  or a person  using such  plan's or  arrangement's  assets,  an Opinion of Counsel  satisfactory  to the Trust
Administrator  to the effect  that the  purchase  or holding of such  Certificate  will not  result in  prohibited  transactions  under
Section 406 of ERISA and/or  Section 4975 of the Code and will not subject the Depositor,  the Trustee,  the Trust  Administrator,  the
Master  Servicer or any other Servicer to any obligation in addition to those  undertaken in this  Agreement,  which Opinion of Counsel shall not be an expense of such  parties or the Trust  Fund.  No  transfer  of a Residual  Certificate  shall be made  unless the Trust
Administrator  shall have received,  in accordance with Exhibit N,  a  representation  letter from the transferee of such  Certificate, acceptable  to and in form and  substance  satisfactory  to the Trust  Administrator,  to the  effect  that such  transferee  is not an employee  benefit plan or arrangement  subject to Section 406 of ERISA or Section 4975 of the Code, or a person using the assets of any such plan or arrangement,  which  representation  letter shall not be an expense of the Trustee,  the Trust  Administrator or the Trust
Fund. In the event the representations  referred to in this  Section 6.02(f) are  not furnished,  such representations  shall be deemed to have been made to the trustee by the  transferee's  acceptance of such  ERISA-Restricted  Certificate  by any  beneficial  owner who purchases an interest in such  Certificate  in  book-entry  form.  In the event that a  representation  is violated,  or any attempt to transfer an  ERISA-Restricted  Certificate  to a plan or  arrangement  or person  using a plan's or  arrangement's  assets is attempted without the delivery to the Trust  Administrator of the Opinion of Counsel  described  above, the attempted  transfer or acquisition of such Certificate shall be void and of no effect.

(g)      Additional restrictions on transfers of the Class AR and Class AR-L Certificates are set forth below:

(i)      Each Person who has or who acquires any  ownership  interest in a Residual  Certificate  shall be deemed by the  acceptance or acquisition  of such  ownership  interest  to have  agreed to be bound by the  following  provisions  and to have  irrevocably authorized  the Trust  Administrator  or its designee under clause  (iii)(A) below to deliver  payments to a Person other than such Person and to negotiate the terms of any mandatory  sale under clause  (iii)(B)  below and to execute all  instruments of transfer and to do all other things  necessary  in  connection  with any such sale.  The rights of each Person  acquiring  any ownership interest in a Residual Certificate are expressly subject to the following provisions:

(A)      Each  Person  holding or  acquiring  any  ownership  interest  in a Residual  Certificate  shall be other than a  Disqualified
              Organization  and shall promptly notify the Trust  Administrator of any change or impending change in its status as other than a Disqualified Organization.

(B)      In connection  with any proposed  transfer of any ownership  interest in a Residual  Certificate to a U.S.  Person,  the Trust
              Administrator  shall  require  delivery to it, and shall not register the  transfer of a Residual  Certificate  until its receipt of (1) an affidavit and agreement (a "Transferee  Affidavit and Agreement" attached hereto as Exhibit N) from the proposed transferee,  in form and substance satisfactory to the Trust Administrator,  representing and warranting,  among other things, that it is not a non U.S. Person, that such transferee is other than a Disqualified  Organization,  that it is not acquiring  its  ownership  interest in a Residual  Certificate  that is the subject of the proposed  Transfer as a nominee,  trustee  or agent for any  Person who is not other  than a  Disqualified  Organization,  that for so long as it retains  its  ownership  interest  in a Residual  Certificate,  it will  endeavor  to remain  other  than a  Disqualified
              Organization,  and that it has reviewed the provisions of this Section 6.02(g) and  agrees to be bound by them, and (2) a certificate,  attached  hereto as  Exhibit O,  from the Holder  wishing to transfer a Residual  Certificate,  in form and substance  satisfactory to the Trust Administrator,  representing and warranting,  among other things, that no purpose of the proposed transfer is to allow such Holder to impede the assessment or collection of tax.

(C)      Notwithstanding  the delivery of a Transferee  Affidavit and Agreement by a proposed transferee under clause (B) above, if the
              Trust Administrator has actual knowledge that the proposed transferee is not other than a Disqualified  Organization,  no transfer of an ownership interest in a Residual Certificate to such proposed transferee shall be effected.

(D)      Each Person  holding or acquiring  any  ownership  interest in a Residual  Certificate  agrees,  by holding or acquiring  such ownership  interest,  to require a Transferee  Affidavit and Agreement from the other Person to whom such Person attempts to transfer its ownership  interest and to provide a certificate to the Trust  Administrator  in the form attached hereto as Exhibit O.

(ii)     The Trust  Administrator  shall  register  the  transfer  of any  Residual  Certificate  only if it shall  have  received  the
         Transferee  Affidavit and  Agreement,  a certificate  of the Holder  requesting  such transfer in the form attached  hereto as
         Exhibit O and all of such other documents as shall have been  reasonably  required by the Trust  Administrator  as a condition to such registration.

(iii)    (A)  If any Disqualified  Organization  shall become a Holder of a Residual  Certificate,  then the last preceding Holder that was other  than a  Disqualified  Organization  shall be  restored,  to the  extent  permitted  by law,  to all rights and obligations as Holder thereof retroactive to the date of registration of such transfer of such Residual  Certificate.  If any non  U.S. Person  shall  become a Holder of a Residual  Certificate,  then the last  preceding  Holder that is a U.S.
              Person shall be restored,  to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of  registration  of the  transfer  to such non U.S.  Person of such  Residual  Certificate.  If a transfer of a
              Residual  Certificate  is  disregarded   pursuant  to  the  provisions  of  Treasury   Regulations   Section 1.860E-1  or
              Section 1.860G-3,  then the last preceding Holder that was other than a Disqualified  Organization shall be restored,  to the extent  permitted by law, to all rights and obligations as Holder thereof  retroactive to the date of registration of such transfer of such Residual  Certificate.  The Trust  Administrator  shall be under no liability to any Person for any registration of transfer of a Residual  Certificate that is in fact not permitted by this  Section 6.02(g) or  for making any payments  due on such  Certificate  to the Holder  thereof or for taking any other action with respect to such Holder under the provisions of this Agreement.

                                    (B)     If any purported  transferee of a Residual  Certificate shall become a Holder of a Residual
              Certificate in violation of the restrictions in this  Section 6.02(g) and to the extent that the retroactive  restoration of the rights of the Holder of such Residual Certificate as described in clause (iii)(A) above shall be invalid,  illegal or  unenforceable,  then the  Depositor  shall have the right,  without  notice to the Holder or any prior Holder of such
              Residual  Certificate,  to sell such Residual  Certificate to a purchaser  selected by the Depositor on such terms as the
              Depositor may choose. Such purported  transferee shall promptly endorse and deliver a Residual  Certificate in accordance with the  instructions  of the Depositor.  Such purchaser may be the Depositor  itself or any affiliate of the Depositor.
              The  proceeds  of such sale,  net of the  commissions  (which may include  commissions  payable to the  Depositor  or its affiliates),  expenses and taxes due, if any, shall be remitted by the Depositor to such purported transferee.  The terms and conditions of any sale under this clause  (iii)(B) shall be determined in the sole  discretion of the Depositor,  and the  Depositor  shall not be liable to any Person  having an ownership  interest or a purported  ownership  interest in a
              Residual Certificate as a result of its exercise of such discretion.

(iv)     The Master Servicer and each Servicer, on behalf of the Trust Administrator,  shall make available,  upon written request from the Trust  Administrator,  all  information  reasonably  available to it that is necessary to compute any tax imposed (A) as a result of the transfer of an ownership  interest in a Residual  Certificate to any Person who is not other than a Disqualified
         Organization,  including the information  regarding "excess inclusions" of such Residual  Certificate  required to be provided to the Internal Revenue Service and certain Persons as described in Treasury Regulation  Section 1.860D  1(b)(5), and (B) as a
         result of any regulated  investment company,  real estate investment trust, common trust fund,  partnership,  trust, estate or organizations  described  in  Section 1381  of the Code  having as among its record  holders at any time any Person who is not other than a  Disqualified  Organization.  Reasonable  compensation  for  providing  such  information  may be required by the
         Master Servicer or the related Servicer from such Person.

(v)      The provisions of this  Section 6.02(g) set  forth prior to this  Section (v) may  be modified,  added to or eliminated by the
         Depositor, provided that there shall have been delivered to the Trust Administrator the following:

(A)      written  notification  from each  Rating  Agency to the effect  that the  modification,  addition  to or  elimination  of such provisions will not cause such Rating Agency to downgrade its then current rating of the Certificates; and

(B)      a  certificate  of the  Depositor  stating  that the  Depositor  has  received  an Opinion of Counsel,  in form and  substance satisfactory to the Depositor,  to the effect that such modification,  addition to or elimination of such provisions will not  cause the Trust  Fund to cease to  qualify  as a REMIC and will not  create a risk that  (i) the  Trust  Fund may be subject to an entity  level tax caused by the  transfer of a Residual  Certificate  to a Person which is not other than a
              Disqualified  Organization or (2) a Certificateholder  or another Person will be subject to a REMIC related tax caused by the transfer of applicable Residual Certificate to a Person which is not other than a Disqualified Organization.

(vi)     The following legend shall appear on each Residual Certificate:

              ANY RESALE,  TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE MAY BE MADE ONLY IF THE PROPOSED TRANSFEREE PROVIDES A
              TRANSFER  AFFIDAVIT TO THE  DEPOSITOR  AND THE TRUST  ADMINISTRATOR  THAT (1) SUCH  TRANSFEREE  IS NOT (A) THE UNITED
              STATES, ANY STATE OR POLITICAL SUBDIVISION THEREOF, ANY FOREIGN GOVERNMENT,  ANY INTERNATIONAL  ORGANIZATION,  OR ANY
              AGENCY OR  INSTRUMENTALITY  OF ANY OF THE  FOREGOING,  (B) ANY  ORGANIZATION  (OTHER THAN A COOPERATIVE  DESCRIBED IN
              SECTION 521  OF THE CODE) WHICH IS EXEMPT FROM THE TAX IMPOSED BY CHAPTER 1 OF THE CODE UNLESS SUCH  ORGANIZATION  IS
              SUBJECT TO THE TAX IMPOSED BY SECTION 511 OF THE CODE, (C) ANY  ORGANIZATION  DESCRIBED IN SECTION  1381(a)(2)(C)  OF
              THE CODE (ANY SUCH PERSON  DESCRIBED IN THE  FOREGOING  CLAUSES (A), (B), OR (C) BEING  HEREINAFTER  REFERRED TO AS A
              "DISQUALIFIED  ORGANIZATION"),  OR (D) AN AGENT OF A DISQUALIFIED ORGANIZATION AND (2) NO PURPOSE OF SUCH TRANSFER IS
              TO ENABLE THE  TRANSFEROR  TO IMPEDE THE  ASSESSMENT  OR COLLECTION  OF TAX.  SUCH  AFFIDAVIT  SHALL INCLUDE  CERTAIN
              REPRESENTATIONS AS TO THE FINANCIAL  CONDITION OF THE PROPOSED  TRANSFEREE.  NOTWITHSTANDING  THE REGISTRATION IN THE
              CERTIFICATE  REGISTER OF ANY TRANSFER,  SALE OR OTHER DISPOSITION OF THIS CERTIFICATE TO A DISQUALIFIED  ORGANIZATION
              OR AN AGENT OF A  DISQUALIFIED  ORGANIZATION,  SUCH  REGISTRATION  SHALL BE DEEMED TO BE OF NO LEGAL  FORCE OR EFFECT
              WHATSOEVER AND SUCH PERSON SHALL NOT BE DEEMED TO BE A CERTIFICATEHOLDER  FOR ANY PURPOSE HEREUNDER,  INCLUDING,  BUT
              NOT LIMITED TO, THE RECEIPT OF  DISTRIBUTIONS ON THIS  CERTIFICATE.  EACH HOLDER OF THIS CERTIFICATE BY ACCEPTANCE OF
              THIS CERTIFICATE SHALL BE DEEMED TO HAVE CONSENTED TO THE PROVISIONS OF THIS PARAGRAPH.

(h)      The Trust  Administrator  shall  have no  liability  to the Trust Fund  arising  from a transfer  of any such  Certificate  in reliance  upon a  certification,  ruling or  Opinion of Counsel  described  in this  Section 6.02;  provided,  however,  that the Trust
Administrator  shall not register the transfer of any Residual  Certificate  if it has actual  knowledge  that the proposed  transferee does not meet the qualifications of a permitted Holder of a Residual Certificate as set forth in this Section 6.02.

(i)      Each Holder of a Class 6-A-1  Certificate or any interest therein shall be deemed to have  represented,  by its acquisition or holding of such certificate or any interest therein,  that as of any date prior to the termination of the Swap Agreement,  at least one of PTCE 84-14,  90-1, 91-38,  95-60 or 96-23 or other applicable  exemption applies to such Holder's right to receive payments from the
Supplemental Interest Trust.

SECTION 6.03.     Mutilated, Destroyed, Lost or Stolen Certificates.

                  If (a) any  mutilated  Certificate is surrendered to the Trust  Administrator,  or the Trust  Administrator  receives evidence to its  satisfaction of the  destruction,  loss or theft of any  Certificate and (b) there is delivered to each Servicer,  the
Trustee and the Trust  Administrator such security or indemnity as may be required by them to save each of them harmless,  then, in the absence of notice to the Trustee and the Trust  Administrator  that such  Certificate has been acquired by a protected  purchaser,  the
Trust  Administrator  shall execute,  authenticate and deliver,  in exchange for or in lieu of any such mutilated,  destroyed,  lost or stolen  Certificate,  a new  Certificate  of like tenor and  interest in the Trust Fund.  In  connection  with the  issuance of any new
Certificate  under this  Section 6.03,  the Trust  Administrator  may require the payment of a sum sufficient to cover any tax or other governmental  charge  that may be imposed in relation  thereto and any other  expenses  (including  the fees and  expenses of the Trust
Administrator)  connected  therewith.  Any replacement  Certificate issued pursuant to this Section 6.03 shall constitute  complete and indefeasible  evidence  of  ownership  in the Trust  Fund,  as if  originally  issued,  whether  or not the lost,  stolen or  destroyed
Certificate shall be found at any time.

SECTION 6.04.     Persons Deemed Owners.

                  Prior to due presentation of a Certificate for registration of transfer, each Servicer, the Trust Administrator,  and any agent of the Master  Servicer  or any  Servicer,  the Trust  Administrator  may treat the person in whose name any  Certificate  is registered  as the owner of such  Certificate  for the purpose of receiving  distributions  as provided in this  Agreement  and for all other purposes  whatsoever,  and none of the Master  Servicer or the Servicers,  the Trust  Administrator,  nor any agent of the Master
Servicer or a Servicer or the Trust Administrator shall be affected by any notice to the contrary.

SECTION 6.05.     Access to List of Certificateholders' Names and Addresses.

(a)      If three or more  Certificateholders  (i) request in writing from the Trust Administrator a list of the names and addresses of
Certificateholders,  (ii) state that such Certificateholders  desire to communicate with other Certificateholders with respect to their rights under this Agreement or under the  Certificates  and  (iii) provide a copy of the  communication  which such  Certificateholders propose to transmit,  then the Trust  Administrator  shall,  within ten Business  Days after the receipt of such  request,  afford such
Certificateholders  access  during  normal  business  hours to a current list of the  Certificateholders.  The expense of providing any such information requested by a Certificateholder  shall be borne by the  Certificateholders  requesting such information and shall not be borne by the Trust Administrator or the Trustee. Every  Certificateholder,  by receiving and holding a Certificate,  agrees that the
Trustee and the Trust  Administrator  shall not be held  accountable by reason of the disclosure of any such information as to the list of the Certificateholders hereunder, regardless of the source from which such information was derived.

(b)      The Master  Servicer and each Servicer,  so long as it is a servicer  hereunder,  DLJMC and the Depositor shall have unlimited access  to a list of the names and  addresses  of the  Certificateholders  which  list  shall be  provided  by the Trust  Administrator promptly upon request.

SECTION 6.06.     Maintenance of Office or Agency.

                  The Trust  Administrator  will  maintain or cause to be  maintained  at its expense an office or offices or agency or agencies in Minneapolis,  Minnesota where  Certificates  may be surrendered for  registration of transfer or exchange and where notices and  demands  to or upon the  Trust  Administrator  in  respect  of the  Certificates  and this  Agreement  may be  served.  The  Trust
Administrator  initially  designates  its Corporate  Trust Office as its office for such  purpose.  The Trust  Administrator  will give prompt written notice to the Certificateholders of any change in the location of any such office or agency.

SECTION 6.07.     Book Entry Certificates.

                  Notwithstanding the foregoing,  the Book-Entry  Certificates,  upon original issuance, shall be issued in the form of one or more typewritten  Certificates  representing the Book-Entry  Certificates,  to be delivered to DTC, the initial Clearing Agency, by, or on behalf of, the Depositor.  The  Book-Entry  Certificates  shall  initially be registered on the  Certificate  Register in the name of Cede & Co.,  the  nominee  of DTC,  as the  initial  Clearing  Agency,  and no  Beneficial  Holder  will  receive a  definitive certificate  representing such Beneficial Holder's interest in the Certificates,  except as provided in Section 6.09.  Unless and until definitive,  fully  registered  Certificates  ("Definitive  Certificates")  have been  issued to the  Beneficial  Holders  pursuant  to
Section 6.09:

(a)      the provisions of this Section 6.07 shall be in full force and effect with respect to the Book-Entry Certificates;

(b)      the Depositor and the Trust  Administrator  may deal with the Clearing  Agency for all purposes with respect to the Book-Entry
Certificates (including the making of distributions on such Certificates) as the sole Holder of such Certificates;

(c)      to the extent that the provisions of this  Section 6.07  conflict with any other provisions of this Agreement,  the provisions of this Section 6.07 shall control; and

(d)      the rights of the Beneficial  Holders of the Book-Entry  Certificates  shall be exercised only through the Clearing Agency and the  Participants  and shall be limited to those  established by law and agreements  between such  Beneficial  Holders and the Clearing
Agency and/or the  Participants.  Pursuant to the Depository  Agreement,  unless and until Definitive  Certificates are issued pursuant to  Section 6.09,  the  initial  Clearing  Agency will make  book-entry  transfers  among the  Participants  and  receive and  transmit distributions of principal and interest on the related Book-Entry Certificates to such Participants.

                  For  purposes of any  provision of this  Agreement  requiring  or  permitting  actions with the consent of, or at the direction of, Holders of the Book-Entry  Certificates  evidencing a specified  percentage of the aggregate  unpaid  principal amount of such  Certificates,  such direction or consent may be given by the Clearing  Agency at the direction of Beneficial  Holders owning such
Certificates  evidencing the requisite  percentage of principal amount of such  Certificates.  The Clearing Agency may take conflicting actions with respect to the Book-Entry Certificates to the extent that such actions are taken on behalf of the Beneficial Holders.

SECTION 6.08.     Notices to Clearing Agency.

                  Whenever notice or other  communication  to the Holders of Book-Entry  Certificates is required under this Agreement, unless and until Definitive Certificates shall have been issued to the related Certificateholders  pursuant to Section 6.09,  the Trust
Administrator  shall give all such notices and  communications  specified herein to be given to Holders of the Book-Entry  Certificates to the Clearing Agency which shall give such notices and  communications to the related  Participants in accordance with its applicable rules, regulations and procedures.

SECTION 6.09.     Definitive Certificates.

                  If (a) the  Depositor  advises the Trust  Administrator  in writing that the Clearing  Agency is no longer willing or able to properly  discharge  its  responsibilities  under the  Depository  Agreement  with  respect to the  Certificates  and the Trust
Administrator  or the  Depositor  is unable to locate a qualified  successor,  (b) the  Depositor,  with the consent of the  applicable
Participants,  advises the Trust  Administrator  in writing  that it elects to  terminate  the  book-entry  system with  respect to the
Book-Entry  Certificates  through the  Clearing  Agency or  (c) after  the  occurrence  of an Event of Default,  Holders of  Book-Entry
Certificates  evidencing  not less than 66-2/3% of the aggregate  Class  Principal  Balance of the Book-Entry  Certificates  advise the
Trust  Administrator  in writing  that the  continuation  of a  book-entry  system with  respect to the such  Certificates  through the
Clearing  Agency is no longer in the best interests of the Holders of such  Certificates  with respect to the  Book-Entry  Certificates and the applicable  Participants  consent,  the Trust  Administrator shall notify all Holders of such Certificates of the occurrence of any such event and the  availability of Definitive  Certificates.  Upon surrender to the Trust  Administrator  of such  Certificates by the Clearing  Agency,  accompanied by registration  instructions  from the Clearing Agency for  registration,  the Trust  Administrator shall  authenticate  and deliver the Definitive  Certificates.  Neither the Depositor nor the Trust  Administrator  shall be liable for any delay in delivery of such  instructions  and may  conclusively  rely on, and shall be protected  in relying on, such  instructions.
Upon the issuance of Definitive  Certificates  all  references  herein to  obligations  imposed upon or to be performed by the Clearing
Agency  shall be deemed to be imposed upon and  performed by the Trust  Administrator,  to the extent  applicable  with respect to such
Definitive  Certificates,  and the Trust  Administrator  shall recognize the Holders of Definitive  Certificates as  Certificateholders
hereunder.

                                                                ARTICLE VII
                                                 THE DEPOSITOR, THE SELLER, THE MASTER
                                            SERVICER, THE SERVICERS AND THE SPECIAL SERVICER

SECTION 7.01.     Liabilities of the Seller, the Depositor, the Master Servicer, the Back-Up Servicer, the Servicers and the Special
                                            Servicer.

                  The Depositor,  the Seller, the Master Servicer,  the Back-Up Servicer,  each Servicer and the Special Servicer shall be liable under this Agreement to any other party to this  Agreement,  including the liability of each Servicer to the Master  Servicer in accordance herewith only to the extent of the obligations specifically and respectively imposed upon and undertaken by them herein.

SECTION 7.02.     Merger or Consolidation of the Seller, the Depositor, the Back-Up Servicer, the Master Servicer, the Servicers or
                                            the Special Servicer.

                  Subject to the  immediately  succeeding  paragraph,  the  Depositor,  the Seller,  the Master  Servicer,  the Back-Up
Servicer,  each Servicer and the Special  Servicer  will each do or cause to be done all things  necessary to preserve and keep in full force and effect its existence,  rights and franchises  (charter and statutory) and will each obtain and preserve its  qualification to do  business  as a foreign  corporation  in each  jurisdiction  in which such  qualification  is or shall be  necessary  to protect the validity and enforceability of this Agreement, or any of the Mortgage Loans and to perform its respective duties under this Agreement.

                  Any Person into which the Depositor,  the Seller,  the Master  Servicer,  the Back-Up  Servicer,  any Servicer or the
Special  Servicer may be merged or consolidated,  or any Person resulting from any merger or consolidation to which the Depositor,  the
Seller, the Master Servicer,  the Back-Up Servicer,  any Servicer or the Special Servicer shall be a party, or any Person succeeding to the business of the Depositor,  the Seller, the Back-Up Servicer or any Servicer,  shall be the successor of the Depositor, the Seller, the Back-Up Servicer or such Servicer,  as the case may be, hereunder,  without the execution or filing of any paper or any further act on the part of any of the parties hereto,  anything herein to the contrary  notwithstanding;  provided,  however, that the successor or surviving Person to the Master  Servicer,  the Back-Up  Servicer,  any such Servicer or the Special Servicer shall be qualified to sell mortgage loans to, and to service mortgage loans on behalf of, FNMA or FHLMC.

                  Notwithstanding  anything else in this Section 7.02 or in Section 7.04 hereof to the contrary, the Master Servicer or a Servicer may assign its rights and delegate its duties and  obligations  under this  Agreement;  provided,  however,  that the Master
Servicer or such Servicer gives the Depositor,  the Trustee and the Trust Administrator notice of such assignment;  provided,  further,
(a) that such purchaser or transferee  accepting  such  assignment  and  delegation  shall be an  institution  that is a FNMA and FHLMC approved  seller/servicer  in good  standing,  which has a net worth of at least  $15,000,000,  and which is  willing  to  service  the
Mortgage Loans and (b) such  purchaser or transferee  executes and delivers to the Depositor,  the Trustee and the Trust  Administrator
an agreement  accepting such  delegation and  assignment,  which contains an assumption by such Person of the rights,  powers,  duties, responsibilities,  obligations and liabilities of the Master Servicer,  the Back-Up  Servicer or such Servicer,  with like effect as if originally named as a party to this Agreement;  provided,  further, that each of the Rating Agencies acknowledge that its rating of the
Certificates  in effect  immediately  prior to such  assignment  will not be  qualified or reduced as a result of such  assignment  and delegation.  In the case of any such assignment and delegation,  the Master  Servicer,  the Back-Up  Servicer or such Servicer shall be released from its obligations  under this Agreement (except as provided above),  except that the Master Servicer,  Back-Up 0Servicer or the related Servicer shall remain liable for all liabilities and obligations  incurred by it as the Master  Servicer,  Back-Up Servicer or Servicer  hereunder  prior to the  satisfaction  of the  conditions to such  assignment  and  delegation  set forth in the preceding sentence.

SECTION 7.03.     Limitation on Liability of the Seller, the Depositor, the Master Servicer, the Back-Up Servicer, the Servicers, the
                                            Special Servicer and Others.

                  None of the Depositor,  the Master Servicer,  the Back-Up Servicer,  any Servicer,  the Seller, the Special Servicer,
nor any of the directors,  officers,  employees or agents of the Depositor,  the Master Servicer,  the Back-Up Servicer,  any Servicer,
the Seller or the Special Servicer shall be under any liability to the  Certificateholders  for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement,  or for errors in judgment;  provided,  however, that this provision shall not protect the Depositor,  the Master Servicer,  the Back-Up Servicer,  any Servicer, the Seller or the Special Servicer against any breach of  representations  or warranties made by it herein or protect the Depositor,  the Master Servicer,  the Back-Up  Servicer,
any Servicer,  the Seller or the Special  Servicer or any such  director,  officer,  employee or agent from any  liability  which would otherwise be imposed by reasons of willful  misfeasance,  bad faith or gross  negligence in the  performance  of duties or by reason of reckless disregard of obligations and duties hereunder.  The Depositor,  the Master Servicer,  the Back-Up Servicer,  any Servicer, the
Seller and the Special  Servicer and any  director,  officer,  employee or agent of the  Depositor,  the Master  Servicer,  the Back-Up
Servicer,  any  Servicer,  the Seller or the Special  Servicer may rely in good faith on any document of any kind prima facie  properly executed and submitted by any Person  respecting  any matters  arising  hereunder.  The  Depositor,  the Master  Servicer,  the Back-Up
Servicer, any Servicer, the Seller and the Special Servicer and any director,  officer,  employee or agent of the Depositor, the Master
Servicer,  the Back-Up  Servicer,  any Servicer,  the Seller or the Special  Servicer  shall be  indemnified by the Trust Fund and held harmless  against any loss,  liability  or expense  incurred in  connection  with any legal  action  relating to this  Agreement or the
Certificates,  other than any loss,  liability or expense incurred by reason of willful  misfeasance,  bad faith or gross negligence in the  performance of duties  hereunder or by reason of reckless  disregard of obligations and duties  hereunder.  None of the Depositor, the Master Servicer,  the Back-Up  Servicer,  any Servicer,  the Seller or the Special Servicer shall be under any obligation to appear in,  prosecute or defend any legal action that is not  incidental  to their  respective  duties  hereunder and which in its opinion may involve it in any expense or  liability;  provided,  however,  that the  Depositor,  the Master  Servicer,  the Back-Up  Servicer,  any
Servicer,  the Seller or the Special  Servicer may in its discretion  undertake any such action that it may deem necessary or desirable in respect of this  Agreement  and the rights and duties of the parties  hereto and interests of the Trustee,  the Trust  Administrator and the Certificateholders  hereunder;  provided, however, that in the event the related Servicer agrees, at the request of the Seller, to act on behalf of the Seller in any dispute or  litigation  that is not  incidental  to such  Servicer's  duties  hereunder  and that relates to the  origination of a Mortgage Loan,  the Seller shall pay all expenses  associated  with the management and defense of such claim. Anything in this Agreement to the contrary  notwithstanding,  in no event shall the Master Servicer,  the Back-Up Servicer,  any
Servicer or the Special  Servicer be liable for special,  indirect or  consequential  loss or damage of any kind whatsoever  (including but not limited to lost profits),  even if the Master Servicer,  the Back-Up Servicer, the related Servicer or the Special Servicer has been advised of the likelihood of such loss or damage and regardless of the form of action.

SECTION 7.04.     Master Servicer and Servicer Not to Resign; Transfer of Servicing.

(a)      Neither the Master  Servicer  nor any  Servicer  shall  resign from the  obligations  and duties  hereby  imposed on it except
(i) upon  appointment of a successor master servicer or successor servicer and receipt by the Trustee and the Trust  Administrator of a letter from each Rating Agency that such a resignation  and  appointment  will not result in a downgrading  of the rating of any of the
Certificates  related to the applicable Mortgage Loans, or (ii) upon  determination that its duties hereunder are no longer permissible under applicable law. Any such determination  under clause  (ii) permitting  the resignation of the Master Servicer or a Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Trustee and the Trust  Administrator.  No such resignation  shall become effective until the successor  master servicer or successor  servicer shall have assumed the Master Servicer or such Servicer's, as applicable, responsibilities, duties, liabilities and obligations hereunder in accordance with Section 8.02 hereof.

(b)      Notwithstanding  the foregoing,  at DLJMC's request,  so long as it is the owner of the related servicing  rights,  the Master
Servicer or SPS shall resign,  upon the selection and appointment of a successor master servicer or servicer,  as applicable;  provided that DLJMC delivers to the Trustee and the Trust  Administrator the letter required in  Section 7.04(a)(i) above.  Notwithstanding  the
foregoing,   in  the  event  that  the  Master  Servicer  is  appointed  as  the  successor   servicer  to  SPS,  the  requirements  of
Section 7.04(a)(i) shall  be waived.  In connection with the foregoing,  unless  otherwise  directed by DLJMC in writing on or prior to the first day of the second month  following the Closing Date,  DLJMC hereby  directs SPS to resign as Servicer  hereunder and appoints the Master  Servicer to service the SPS  Serviced  Mortgage  Loans,  effective  as of the first day of the third  month  following  the
Closing Date. In connection  with its  resignation,  SPS hereby agrees to deliver to the Master Servicer on the date of its resignation a schedule  setting forth all of the SPS Mortgage  Loans as of such date. The Master  Servicer  agrees that, as of the first day of the third month following the Closing Date, it will service the SPS Serviced  Mortgage Loans,  and that such loans shall  constitute  Wells
Fargo Serviced  Mortgage  Loans,  in accordance  with the terms of this  Agreement.  If the Master  Servicer  resigns  pursuant to this
Section 7.04(b),  DLJMC shall pay the Master Servicer an amount equal to the product of (a) the Stated Principal  Balance of all of the
Mortgage Loans then outstanding and (b) 0.02%.

(c)      Notwithstanding the foregoing,  if the Trust  Administrator  shall for any reason no longer be Trust Administrator  hereunder, at DLJMC's  request,  the Master Servicer shall resign,  upon the selection and appointment of a successor  master  servicer;  provided that DLJMC delivers to the Trustee and the Trust Administrator the letter required in Section 7.04(a)(i) above.

(d)      Notwithstanding  the foregoing,  at DLJMC's request,  the Special Servicer shall resign, upon the selection and appointment of a successor special servicer by DLJMC;  provided that DLJMC delivers to the Trustee and the Trust  Administrator the letter required in
Section 7.04(a)(i) above.

SECTION 7.05.     Master Servicer, Seller and Servicers May Own Certificates.

                  Each of the Master  Servicer,  the Seller,  the Special  Servicer and each  Servicer in its  individual  or any other capacity  may become the owner or pledgee of  Certificates  with the same  rights as it would have if it were not the Master  Servicer, the Seller, the Special Servicer or a Servicer.

SECTION 7.06.     Termination of Duties of the Back-Up Servicer.

                  The rights and  obligations of the Back-Up  Servicer under this Agreement shall terminate upon the earlier of (i) the appointment  of the Back-Up  Servicer (or its  affiliate)  as  successor  Servicer to SPS and  (ii) the  termination  of Wells Fargo as
Back-Up Servicer by the Seller.  The Seller may remove Wells Fargo as Back-Up Servicer at any time.

                                                             ARTICLE VIII
                                                                DEFAULT

SECTION 8.01.     Events of Default.

                  "Event of  Default,"  wherever  used  herein,  and as to the Master  Servicer or any  Servicer,  means any one of the following  events  (whatever  reason for such Event of Default  and  whether it shall be  voluntary  or  involuntary  or be effected by operation of law or pursuant to any judgment,  decree or order of any court or any order,  rule or regulation of any  administrative or governmental body):

(a)      any  failure by the Master  Servicer  or a  Servicer  to remit to the  Certificateholders  or to the Trust  Administrator  any
payment other than an Advance  required to be made by the Master  Servicer or such Servicer  under the terms of this  Agreement,  which failure shall continue  unremedied for a period of (i) with  respect to the Master  Servicer or a Servicer other than Wells Fargo,  one
Business Day and (ii) with  respect to Wells Fargo,  two Business Days,  after the date upon which written notice of such failure shall have been given to the Master  Servicer or such Servicer by the Trust  Administrator  or the Depositor or to the Master Servicer or the
related  Servicer and the Trust  Administrator  by the Holders of Certificates  having not less than 25% of the Voting Rights evidenced by the Certificates; or

(b)      any failure by the Master  Servicer or a Servicer to observe or perform in any material  respect any other of the covenants or agreements on the part of the Master  Servicer or a Servicer  contained in this  Agreement  (except as set forth in (c) and  (g) below)
which failure  (i) materially  affects the rights of the  Certificateholders and (ii) shall continue unremedied for a period of 60 days after the date on which  written  notice of such  failure  shall have been given to the Master  Servicer or such  Servicer by the Trust
Administrator  or the Depositor,  or to the Master  Servicer or a Servicer and the Trust  Administrator  by the Holders of Certificates
evidencing not less than 25% of the Voting Rights evidenced by the Certificates; or

(c)      if a  representation  or warranty set forth in  Section 2.03  hereof made solely in its  capacity as the Master  Servicer or a
Servicer shall prove to be materially  incorrect as of the time made in any respect that materially and adversely  affects interests of the  Certificateholders,  and the  circumstances or condition in respect of which such  representation  or warranty was incorrect shall not have been  eliminated  or cured within 90 days after the date on which written  notice  thereof shall have been given to the Master
Servicer or the related Servicer by the Trust Administrator for the benefit of the Certificateholders or by the Depositor; or

(d)      a decree or order of a court or agency or supervisory  authority having  jurisdiction in the premises for the appointment of a conservator  or receiver or liquidator in any  insolvency,  readjustment  of debt,  marshalling  of assets and  liabilities  or similar proceedings,  or for the winding-up or liquidation of its affairs,  shall have been entered  against the Master  Servicer or a Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days; or

(e)      the Master  Servicer or a Servicer  shall  consent to the  appointment  of a  conservator  or receiver  or  liquidator  in any insolvency,  readjustment of debt,  marshalling of assets and liabilities or similar  proceedings of or relating to the Master Servicer or such Servicer or all or substantially all of the property of the Master Servicer or such Servicer; or

(f)      the Master  Servicer or a Servicer shall admit in writing its inability to pay its debts  generally as they become due, file a petition to take  advantage of, or commence a voluntary  case under,  any  applicable  insolvency or  reorganization  statute,  make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or

(g)      any failure of the Master  Servicer  or a Servicer to make any Advance in the manner and at the time  required to be made from its own funds  pursuant to  Section 5.01  of this Agreement and after receipt of written  notice from the Trust  Administrator  of such failure,  which failure  continues  unremedied  (i) with  respect to the Master Servicer or a Servicer,  other than Wells Fargo (in its capacity as a Servicer),  after 2 p.m.,  New York City time, on the Business Day  immediately  following the Master  Servicer's or such
Servicer's  receipt of such notice and  (ii) with  respect to Wells Fargo (in its capacity as a Servicer),  on the second  Business Day immediately following Wells Fargo's receipt of such notice; or

(h)      (a) the  servicer  rankings or ratings for a Servicer are  downgraded to "below  average"  status by one or more of the Rating
Agencies  rating the  Certificates  or (b) one or more Classes of the  Certificates  are  downgraded or placed on negative watch due in whole or in part to the performance or servicing of a Servicer; or

(i)      the  servicer  rankings or ratings for a Servicer are  downgraded  two or more levels below the level in effect on the Closing
Date by one or more of the Rating Agencies rating the Certificates; or

(j)      (a) either  (i) the master  servicer  rankings or ratings for the Master  Servicer are downgraded two or more levels below the level in effect on the  Closing  date by one or more of the Rating  Agencies  rating  the  Certificates  or  (ii) the  Master  Servicer rankings or ratings for the Master  Servicer,  are downgraded to "below  average"  status by one or more of the Rating  Agencies rating the  Certificates or (b) one or more Classes of the  Certificates are downgraded or placed on negative watch due in whole or in part to the performance or master servicing of the Master Servicer; or

(k)      any failure by an applicable  Servicer to (a) remit  payment of an Assigned  Prepayment  Premium to the Collection  Account or
(b) remit  funds in the amount equal to an Assigned  Prepayment  Premium which the applicable  Servicer has failed to collect,  in each case as required pursuant to this Agreement,  which failure  continues  unremedied for a period of one Business Day after the date upon which  written  notice of such  failure,  requiring  the same to be  remedied,  shall  have  been  given to the  Servicer  by the Trust
Administrator, the Master Servicer, the Trustee or the Depositor.

                  If an Event of Default  due to the actions or inaction  of the Master  Servicer  or a Servicer  described  in clauses
(a) through  (f) of this  Section shall  occur,  then, and in each and every such case, so long as such Event of Default shall not have been remedied,  (i) the Trust  Administrator  shall at the direction of the Trustee or the Holders of Certificates  evidencing not less than 25% of the Voting Rights  evidenced by the  Certificates,  by notice in writing to the Master  Servicer or such  Servicer  (with a copy to the  Rating  Agencies),  terminate  all of the rights  and  obligations  of the Master  Servicer  or such  Servicer  under this
Agreement (other than rights to reimbursement  for Advances and Servicing  Advances  previously made, as provided in Section 3.08)  and
(ii) the Master  Servicer may, if such Event of Default is due to the actions or inactions of a Servicer,  by notice in writing to such
Servicer  (with a copy to the Rating  Agencies),  terminate all of the rights and  obligations  of such Servicer  under this  Agreement
(other than rights to reimbursement for Advances and Servicing Advances previously made, as provided in Section 3.08).

                  If an Event of Default  described  in clause  (g) shall  occur,  (i) if the  Master  Servicer  has failed to make any
Advance,  the  Trustee,  and  (ii) if  any  Servicer  has failed to make any  Advance,  the Master  Servicer,  shall  prior to the next
Distribution  Date,  immediately  make such Advance and  terminate  the rights and  obligations  of the Master  Servicer or  applicable
Servicer,  as applicable,  hereunder and succeed to the rights and obligations of the Master Servicer or such Servicer,  as applicable, hereunder  pursuant to  Section 8.02,  including the obligation to make Advances on such succeeding  Distribution  Date pursuant to the terms  hereof.  No Event of Default  with respect to the Master  Servicer or a Servicer  shall affect the rights or duties of any other
Servicer or constitute an Event of Default as to any other Servicer.

                  If an Event of Default  described  in clause (h),  (i) or (k)  occurs,  the Master  Servicer or the Back-Up  Servicer solely with  respect to clause (h),  shall at the  direction  of DLJMC,  by notice in writing to such  Servicer,  terminate  all of the rights and obligations of such Servicer under this Agreement  (other than rights to reimbursement  for Advances and Servicing  Advances previously made, as provided in Section 3.08)  and shall appoint as successor  Servicer the entity selected by DLJMC in accordance with
Section 8.02;  provided that DLJMC shall first furnish to the Master  Servicer or the Back-Up  Servicer,  as applicable,  a letter from each Rating Agency that the appointment of such successor will not result in a downgrading of the rating of any of the Certificates.

                  If an Event of Default  described in clause (k) occurs,  the Trustee  shall at the  direction of DLJMC,  by notice in writing to the Master  Servicer,  terminate all of the rights and obligations of the Master  Servicer under this Agreement  (other than rights to reimbursement  for Advances  previously made, as provided in Section 3.08) and shall appoint as successor Master Servicer the entity  selected by DLJMC in accordance  with  Section 8.02;  provided that DLJMC shall first furnish to the Trustee a letter from each
Rating Agency that the appointment of such successor will not result in a downgrading of the rating of any of the Certificates.

                  No Event of Default  with  respect to the  Servicer  shall  affect  the  rights or duties of the Master  Servicer  or constitute an Event of Default as to the Master Servicer.

SECTION 8.02.     Master Servicer or Trust Administrator to Act; Appointment of Successor.

                  On and after the time the Master  Servicer or a Servicer  receives a notice of termination  pursuant to  Section 8.01 hereof or resigns pursuant to Section 7.04  hereof,  subject to the provisions of Section 3.04  hereof, the Trustee (in the case of the
Master Servicer),  the Trust  Administrator or the Back-Up Servicer (in the case of SPS), shall be the successor in all respects to the
Master  Servicer  or such  Servicer,  as  applicable,  in its  capacity  as  servicer  under  this  Agreement  and with  respect to the transactions  set forth or  provided  for  herein and shall be subject to all the  responsibilities,  duties and  liabilities  relating thereto  placed on the Master  Servicer or such  Servicer,  as  applicable,  by the terms and  provisions  hereof;  provided,  that the
Trustee,  the Trust  Administrator,  the Master Servicer or the Back-Up Servicer,  as applicable,  shall not be deemed to have made any representation  or warranty as to any Mortgage Loan made by the Master  Servicer or any Servicer,  as applicable,  and shall not effect any  repurchases or  substitutions  of any Mortgage Loan;  provided,  further,  that it is understood and  acknowledged  by the parties hereto that there will be a full period of  transition  (not to exceed ninety (90) days) before the actual  servicing  functions of any
Servicer can be fully  transferred  to Wells Fargo as successor  Servicer;  provided,  further,  that during such period of  transition
Wells Fargo, as successor Servicer,  shall continue to make all required  Compensating  Interest Payments and Advances. As compensation therefor,  the Trustee, the Trust Administrator,  the Back-Up Servicer or the Master Servicer, as applicable,  shall be entitled to all funds relating to the Mortgage Loans that the Master Servicer or related  Servicer (the "Replaced  Servicer")  would have been entitled to charge to the related  Collection  Account if the  Replaced  Servicer  had  continued  to act  hereunder  (except  that the Replaced
Servicer  shall retain the right to be  reimbursed  for advances  (including,  without  limitation,  Advances and  Servicing  Advances)
theretofore  made by the Replaced  Servicer with respect to which it would be entitled to be reimbursed as provided in  Section 3.08 if it had not been so terminated  or resigned).  Notwithstanding  the  foregoing,  if the Trustee,  the Trust  Administrator,  the Back-Up
Servicer  or the  Master  Servicer,  as  applicable,  has  become  the  successor  to a  Replaced  Servicer,  in  accordance  with this
Section 8.02,  the Trustee, the Trust Administrator,  the Back-Up Servicer or the Master Servicer,  as applicable,  may, if it shall be unwilling to so act, or shall,  if it is unable to so act,  appoint,  or petition a court of  competent  jurisdiction  to appoint,  any established  mortgage loan servicing  institution,  the  appointment of which does not adversely  affect the then current rating of the
Certificates,  as the successor to the Master Servicer, the Back-Up Servicer or a Servicer, as applicable,  hereunder in the assumption of all or any part of the  responsibilities,  duties or liabilities of the Master Servicer,  the Back-Up Servicer or such Servicer,  as applicable,  provided that such successor to the Master  Servicer,  the Back-Up Servicer or the Servicer,  as applicable,  shall not be deemed to have made any  representation  or warranty as to any Mortgage Loan made by the Master  Servicer or the related  Servicer,  as applicable.  Pending appointment of a successor to the Master Servicer,  the Back-Up Servicer or a Servicer, as applicable,  hereunder, the Trustee,  the Trust  Administrator  or the Master Servicer,  as applicable,  unless such party is prohibited by law from so acting, shall  act in such  capacity  as  provided  herein.  In  connection  with such  appointment  and  assumption,  the  Trustee,  the Trust
Administrator,  the Master Servicer or the Back-Up  Servicer,  as applicable,  may make such  arrangements for the compensation of such successor out of payments on Mortgage Loans as it and such successor shall agree;  provided,  however,  that no such compensation shall be in excess of that permitted the Replaced  Servicer,  hereunder.  The Trustee,  the Trust  Administrator or the Master  Servicer,  as
applicable,  and such successor shall take such action,  consistent  with this Agreement,  as shall be necessary to effectuate any such succession.  None of the Trustee, the Trust  Administrator,  the Master Servicer nor any other successor servicer shall be deemed to be in default  hereunder by reason of any failure to make,  or any delay in making,  any  distribution  hereunder  or any portion  thereof caused by the failure of a Replaced Servicer to deliver, or any delay in delivering, cash, documents or records to it.

                  A Replaced  Servicer that has been terminated  shall,  at the request of the Trustee,  the Trust  Administrator,  the
Master Servicer or the Back-Up  Servicer,  as applicable,  but at the expense of such Replaced  Servicer  deliver to the assuming party all  documents  and records  relating to the  applicable  Mortgage  Loans and an  accounting  of amounts  collected  and held by it and otherwise use commercially  reasonable efforts to effect the orderly and efficient transfer and assignment of such servicing,  but only to the extent of the Mortgage Loans serviced  thereunder,  to the assuming party.  Notwithstanding  anything to the contrary  contained herein,  the  termination  of a Servicer  under this  Agreement  shall not  extend to any  Sub-Servicer  meeting  the  requirements  of
Section 3.02(a) and otherwise servicing the related Mortgage Loans in accordance with the servicing provisions of this Agreement.

                  The Master  Servicer,  the  Back-Up  Servicer  and each  Servicer  shall  cooperate  with the  Trustee  and the Trust
Administrator and any successor servicer in effecting the termination of a Replaced Servicer's  responsibilities  and rights hereunder, including without  limitation,  the transfer to such successor for  administration by it of all cash amounts which shall at the time be credited by such Servicer to the applicable Collection Account or thereafter received with respect to the Mortgage Loans.

                  None of the  Trustee,  the Trust  Administrator  nor any other  successor  servicer  shall be deemed to be in default hereunder  by reason of any failure to make,  or any delay in making,  any  distribution  hereunder  or any portion  thereof  caused by
(a) the  failure of the Master  Servicer,  the Back-Up  Servicer or any  Servicer to  (i) deliver,  or any delay in  delivering,  cash, documents or records to it, or (ii) cooperate as required by this Agreement,  or (b) restrictions  imposed by any regulatory  authority having jurisdiction over the Master Servicer, the Back-Up Servicer or the related Servicer.

                  Any  successor  to a Servicer as  servicer  shall  during the term of its  service as servicer  maintain in force the policy or policies that such Servicer is required to maintain pursuant to Section 3.09(b) hereof.

                  If a  Servicer  that has been  terminated  fails to pay all costs  related  to the  transition  of  servicing  to the successor Servicer, the successor Servicer shall be entitled to reimbursement of those amounts from the Trust.

                  In connection  with the  termination or  resignation of a Servicer  hereunder,  either  (i) the  successor  Servicer, including the Trust  Administrator  or Master Servicer if either of such parties is acting as successor  Servicer or Back-Up  Servicer, shall  represent  and warrant that it or an  affiliate  is a member of MERS in good  standing and shall agree to comply in all material respects with the rules and  procedures of MERS in connection  with the  servicing of the related  Mortgage  Loans that are  registered with MERS, or (ii) the Replaced Servicer,  at its sole expense,  shall cooperate with the successor Servicer either (x) in causing MERS to execute and deliver an Assignment  of Mortgage in  recordable  form to transfer the Mortgage from MERS to the Trustee and to execute and deliver  such other  notices,  documents  and other  instruments  as may be  necessary  or  desirable  to effect a transfer of such
Mortgage Loan or servicing of such Mortgage Loan on the MERS(R) System to the successor  Servicer or (y) in  causing MERS to designate on the MERS(R) System the successor  Servicer as the servicer of such  Mortgage  Loan (at the cost and expense of the successor  Servicer to the extent such costs relate to the  qualification  of such successor  Servicer as a member of MERS,  otherwise at the cost and expense of the Replaced  Servicer).  The Replaced  Servicer shall file or cause to be filed any such  assignment in the  appropriate  recording office.  The successor  Servicer shall cause such assignment to be delivered to the Trustee  promptly upon receipt of the original with evidence of recording thereon or a copy certified by the public recording office in which such assignment was recorded.

SECTION 8.03.     Notification to Certificateholders.

(a)      Upon any  termination or  appointment of a successor to the Master  Servicer or any Servicer,  the Trust  Administrator  shall give  prompt  written  notice  thereof  to the  Seller  and the  Certificateholders  at their  respective  addresses  appearing  in the
Certificate  Register and to the Rating  Agencies,  or, as applicable,  the Master Servicer shall give prompt written notice thereof to the Trust Administrator.

(b)      Within two Business Days after the occurrence of any Event of Default,  the Trust  Administrator shall transmit by mail to the
Seller  and all  Certificateholders,  and the  Rating  Agencies  notice  of each such  Event of  Default  hereunder  known to the Trust
Administrator, unless such Event of Default shall have been cured or waived.

SECTION 8.04.     Waiver of Events of Default.

                  The Holders representing at least 66% of the Voting Rights of Certificates  affected by a default or Event of Default hereunder  may waive any default or Event of Default;  provided,  however,  that (a) a  default or Event of Default under clause (g) of
Section 8.01 may be waived,  only by all of the Holders of Certificates  affected by such default or Event of Default and (b) no waiver pursuant  to this  Section 8.04  shall  affect the  Holders of  Certificates  in the manner set forth in  Section 12.01(b)(i),  (ii) or
(iii).  Upon any such waiver of a default or Event of Default by the Holders  representing  the  requisite  percentage of Voting Rights of  Certificates  affected by such  default or Event of  Default,  such  default or Event of Default  shall cease to exist and shall be deemed to have been cured and remedied for every  purpose  hereunder.  No such waiver shall extend to any  subsequent  or other default or Event of Default or impair any right consequent thereon except to the extent expressly so waived.

                                                              ARTICLE IX
                                                        CONCERNING THE TRUSTEE

SECTION 9.01.     Duties of Trustee.

                  The Trustee,  prior to the  occurrence of an Event of Default and after the curing or waiver of all Events of Default that may have occurred,  undertakes with respect to the Trust Fund to perform such duties and only such duties as are  specifically set forth in this  Agreement.  In case an Event of Default of which a Responsible  Officer of the Trustee  shall have actual  knowledge has occurred and remains  uncured,  the Trustee shall  exercise such of the rights and powers vested in it by this  Agreement,  and use the same degree of care and skill in their exercise,  as a prudent person would exercise or use under the  circumstances  in the conduct of such person's own affairs.  Any permissive right of the Trustee set forth in this Agreement shall not be construed as a duty.

                  The Trustee, upon receipt of all resolutions,  certificates,  statements,  opinions,  reports,  documents,  orders or other instruments  furnished to the Trustee that are specifically  required to be furnished pursuant to any provision of this Agreement shall  examine  them to determine  whether  they  conform to the  requirements  of this  Agreement.  The Trustee  shall have no duty to recompute,  recalculate or verify the accuracy of any resolution,  certificate,  statement,  opinion,  report, document, order or other instrument  so furnished to the Trustee.  If any such  instrument is found not to conform in any material  respect to the  requirements of this  Agreement,  the Trustee  shall  notify the  Certificateholders  of such  instrument  in the event that the  Trustee,  after so requesting, does not receive a satisfactorily corrected instrument.

                  No  provision of this  Agreement  shall be construed  to relieve the Trustee  from  liability  for its own  negligent action,  its own negligent  failure to act or its own misconduct,  its negligent  failure to perform its obligations in compliance with this Agreement, or any liability which would be imposed by reason of its willful misfeasance or bad faith; provided, however, that:

(a)      prior to the  occurrence  of an Event of Default of which a Responsible  Officer of the Trustee  shall have actual  knowledge, and after the curing or of all such Events of Default  that may have  occurred,  the duties and  obligations  of the  Trustee  shall be determined  solely by the express  provisions of this Agreement,  the Trustee shall not be personally liable except for the performance of such duties and obligations as are  specifically  set forth in this  Agreement,  no implied  covenants or obligations  shall be read into this Agreement  against the Trustee and the Trustee may  conclusively  rely, as to the truth of the statements and the correctness of the opinions  expressed  therein,  upon any certificates or opinions  furnished to the Trustee and conforming to the requirements of this  Agreement  which it  reasonably  believed  in good faith to be genuine and to have been duly  executed by the proper  authorities respecting any matters arising hereunder;

(b)      the  Trustee  shall  not be  personally  liable  for an error of  judgment  made in good  faith by a  Responsible  Officer  or
Responsible Officers of the Trustee, unless the Trustee was negligent in ascertaining or investigating the pertinent facts;

(c)      the Trustee  shall not be personally  liable with respect to any action  taken,  suffered or omitted to be taken by it in good faith in accordance  with this  Agreement at the  direction of the Holders of  Certificates  evidencing  greater than 50% of the Voting
Rights  allocated to each Class of  Certificates  relating to the time,  method and place of conducting  any  proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement;

(d)      no provision of this  Agreement  shall  require the Trustee to expend or risk its own funds or otherwise  incur any  financial liability  in the  performance  of any of its  duties  hereunder  or in the  exercise  of any of its  rights or powers if it shall have reasonable  grounds for believing that repayment of such funds or adequate  indemnity  against such risk or liability is not reasonably assured to it; and

(e)      the Trustee shall have no responsibility  for any act or omission of the Trust  Administrator or LaSalle,  it being understood and agreed that the Trustee, Trust Administrator and LaSalle are independent contractors and not agents, partners or joint venturers.

                  The Trustee  shall not be deemed to have  knowledge of any Event of Default or event  which,  with notice or lapse of time, or both,  would become an Event of Default,  unless a  Responsible  Officer of the Trustee  shall have  received  written  notice thereof from a Servicer,  the Depositor or a Certificateholder,  or a Responsible Officer of the Trustee has actual notice thereof, and in the  absence  of such  notice  no  provision  hereof  requiring  the  taking  of any  action  or the  assumption  of any  duties  or responsibility  by the Trustee  following the occurrence of any Event of Default or event which,  with notice or lapse of time or both, would become an Event of Default, shall be effective as to the Trustee.

                  The Trustee shall have no duty hereunder with respect to any complaint,  claim,  demand,  notice or other document it may receive or which may be alleged to have been  delivered to or served upon it by the parties as a consequence  of the  assignment of any Mortgage Loan  hereunder;  provided,  however,  that the Trustee shall use its best efforts to remit to the Master  Servicer or the related Servicer upon receipt of any such complaint,  claim,  demand,  notice or other document (i) which is delivered to the Corporate
Trust  Office of the  Trustee,  (ii) of  which a  Responsible  Officer  has actual  knowledge,  and  (iii) which  contains  information sufficient  to permit  the  Trustee to make a  determination  that the real  property  to which such  document  relates is a  Mortgaged
Property.

SECTION 9.02.     Certain Matters Affecting the Trustee.

(a)      Except as otherwise provided in Section 9.01:

(i)      the Trustee  may  request  and rely upon and shall be  protected  in acting or  refraining  from  acting upon any  resolution,
         Officer's Certificate,  certificate of auditors, Servicing Officers or any other certificate,  statement, instrument, opinion, report, notice, request,  consent, order, appraisal,  bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

(ii)     the Trustee may consult  with  counsel,  financial  advisors or  accountants  and any advice of such Persons or any Opinion of
         Counsel shall be full and complete  authorization  and  protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such advice or Opinion of Counsel;

(iii)    the  Trustee  shall be under no  obligation  to  exercise  any of the trusts or powers  vested in it by this  Agreement  or to institute,  conduct or defend any litigation hereunder or in relation hereto at the request,  order or direction of any of the
         Certificateholders  pursuant to the provisions of this  Agreement,  unless such  Certificateholders  shall have offered to the
         Trustee  reasonable  security or  indemnity  against the costs,  expenses  and  liabilities  which may be incurred  therein or thereby;  nothing contained herein shall, however,  relieve the Trustee of the obligation,  upon the occurrence of an Event of
         Default of which a Responsible  Officer of the Trustee shall have actual  knowledge  (which has not been cured or waived),  to exercise such of the rights and powers vested in it by this  Agreement,  and to use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs;

(iv)     the Trustee  shall not be personally  liable for any action taken,  suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

(v)      prior to the  occurrence  of an Event of Default  hereunder  and after the curing or waiver of all Events of Default  that may have occurred,  the Trustee shall not be bound to make any  investigation  into the facts or matters stated in any resolution, certificate,  statement,  instrument,  opinion,  report, notice,  request,  consent,  order, approval,  bond or other paper or document,  unless  requested in writing so to do by Holders of Certificates  evidencing  greater than 50% of the Voting Rights allocated to each Class of  Certificates;  provided,  however,  that if the payment within a reasonable time to the Trustee of the costs,  expenses or liabilities  likely to be incurred by it in the making of such investigation is, in the opinion of the
         Trustee,  not reasonably  assured to the Trustee by the security  afforded to it by the terms of this  Agreement,  the Trustee may require  reasonable  indemnity against such expense or liability as a condition to taking any such action;  the reasonable expense of every such investigation  shall be paid (A) by the Master Servicer or by the applicable  Servicer in the event that such  investigation  relates to an Event of Default by the Master Servicer or by such Servicer,  respectively,  if an Event of
         Default  by the  Master  Servicer  or by such  Servicer  shall have  occurred  and is  continuing,  and (B)  otherwise  by the
         Certificateholders requesting the investigation;

(vi)     the Trustee  may  execute any of the trusts or powers  hereunder  or perform  any duties  hereunder  either  directly or by or through  agents or attorneys  and the Trustee  shall not be  responsible  for any  misconduct or negligence on the part of any such agent or attorney appointed with due care;

(vii)    the Trustee shall not be required to expend its own funds or otherwise  incur any financial  liability in the  performance  of any of its duties  hereunder  if it shall have  reasonable  grounds for  believing  that  repayment  of such funds or adequate indemnity against such liability is not assured to it;

(viii)   the Trustee shall not be liable for any loss on any investment of funds pursuant to this Agreement; and

(ix)     the right of the Trustee to perform any  discretionary  act enumerated in this Agreement shall not be construed as a duty, and the Trustee shall not be answerable for other than its negligence or willful misconduct in the performance of such act.

(b)      All rights of action under this Agreement or under any of the  Certificates,  enforceable  by the Trustee,  may be enforced by it without the possession of any of the  Certificates,  or the production  thereof at the trial or other proceeding  relating  thereto, and any such suit,  action or  proceeding  instituted by the Trustee shall be brought in its name for the benefit of all the Holders of such Certificates, subject to the provisions of this Agreement.

SECTION 9.03.     Trustee Not Liable for Certificates or Mortgage Loans.

                  The  recitals  contained  herein  shall be taken as the  statements  of the  Depositor  or the Master  Servicer  or a
Servicer,  as the case may be, and the Trustee assumes no responsibility  for their  correctness.  The Trustee makes no representations as to the validity or sufficiency of this Agreement,  the  Certificates  or of any Mortgage Loan or related  document or of MERS or the
MERS(R) System.  The Trustee shall not be accountable  for the use or application by the Depositor,  the Seller,  the Master  Servicer or
any Servicers of any funds paid to the Depositor or the Master  Servicer or any Servicer in respect of the Mortgage  Loans or deposited in or withdrawn from the Certificate  Account by the Depositor,  the Seller,  the Master  Servicer or the Servicers.  The Trustee shall not be  responsible  for the  legality or validity of this  Agreement or the  validity,  priority,  perfection  or  sufficiency  of the security for the  Certificates  issued or intended to be issued  hereunder.  The Trustee  shall have no  responsibility  for filing any financing  or  continuation  statement  in any public  office at any time or to otherwise  perfect or maintain  the  perfection  of any security interest or lien granted to it hereunder or to record this Agreement.

SECTION 9.04.     Trustee May Own Certificates.

                  The Trustee in its individual or any other capacity may become the owner or pledgee of Certificates  and may transact business with the other parties hereto and with their Affiliates, with the same rights as it would have if it were not the Trustee.

SECTION 9.05.     Trustee's Fees and Expenses.

                  The Trustee shall be  compensated  by the Trust  Administrator  as separately  agreed.  The Trustee and any director, officer,  employee or agent of the Trustee shall be  indemnified  by DLJMC and held harmless (up to a maximum of $150,000)  against any loss,  liability or expense  (including  reasonable  attorney's  fees and expenses)  (i) incurred in connection with any claim or legal action relating to (a) this Agreement,  (b) the  Certificates,  or (c) the performance of any of the Trustee's duties hereunder,  other than any loss,  liability or expense  incurred by reason of willful  misconduct,  bad faith or negligence in the  performance of any of the Trustee's  duties  hereunder or incurred by reason of any action of the Trustee  taken at the  direction of the  Certificateholders and  (ii) resulting  from any error in any tax or  information  return  prepared by the Master  Servicer or a Servicer.  Such indemnity shall  survive the  termination  of this  Agreement  or the  resignation  or removal of the Trustee  hereunder.  Without  limiting  the foregoing,  the Depositor  covenants  and agrees,  except as otherwise  agreed upon in writing by the  Depositor  and the Trustee,  and except for any such expense,  disbursement or advance as may arise from the Trustee's negligence,  bad faith or willful misconduct,  to pay or reimburse the Trustee,  for all reasonable  expenses,  disbursements  and advances incurred or made by the Trustee in accordance with any of the provisions of this Agreement with respect to: (A) the reasonable  compensation  and the expenses and  disbursements  of its counsel not  associated  with the closing of the  issuance of the  Certificates,  (B) the  reasonable  compensation,  expenses  and disbursements of any accountant,  engineer or appraiser that is not regularly  employed by the Trustee,  to the extent that the Trustee must engage such persons to perform acts or services  hereunder and (C) printing and engraving  expenses in connection  with  preparing any Definitive  Certificates.  Except as otherwise  provided herein,  the Trustee shall not be entitled to payment or reimbursement for any routine  ongoing  expenses  incurred  by the Trustee in the  ordinary  course of its duties as Trustee  hereunder  or for any other expenses.  Anything in this Agreement to the contrary  notwithstanding,  in no event shall the Trustee be liable for special,  indirect or  consequential  loss or damage of any kind  whatsoever  (including  but not limited to lost  profits),  even if the Trustee has been advised of the likelihood of such loss or damage and regardless of the form of action.

SECTION 9.06.     Eligibility Requirements for Trustee.

                  The Trustee hereunder shall at all times be a corporation or association  organized and doing business under the laws of any state or the United States of America,  authorized  under such laws to exercise  corporate  trust powers,  having ratings on its long term debt  obligations  at the time of such  appointment  in at least the third  highest  rating  category by both Moody's and S&P
(provided  that if such rating is in the third highest  rating  category of S&P, the Trustee  shall also have a short-term  rating from
S&P of A-1) or such lower  ratings as will not cause  Moody's or S&P to lower their then  current  ratings of the Class A  Certificates
(other than the Class 6-X and Residual  Certificates),  having a combined  capital and surplus of at least  $50,000,000  and subject to supervision or examination by federal or state authority.  If such corporation or association  publishes  reports of condition at least annually,  pursuant to law or to the requirements of the aforesaid  supervising or examining  authority,  then for the purposes of this
Section 9.06  the combined  capital and surplus of such  corporation  or  association  shall be deemed to be its  combined  capital and surplus as set forth in its most recent  report of condition so  published.  In case at any time the Trustee shall cease to be eligible in  accordance  with the  provisions  of this  Section 9.06,  the Trustee  shall resign  immediately  in the manner and with the effect specified in Section 9.07 hereof.

SECTION 9.07.     Resignation and Removal of Trustee.

                  The Trustee may at any time resign and be discharged  from the trusts hereby created by (a) giving  written notice of resignation to the Depositor,  DLJMC,  the Trust  Administrator,  the Master  Servicer,  the Special  Servicer and the Servicers and by
mailing notice of resignation by first class mail,  postage  prepaid,  to the  Certificateholders  at their addresses  appearing on the
Certificate  Register,  and to the Rating  Agencies,  not less than 60 days before the date  specified in such notice when,  subject to
Section 9.08,  such resignation is to take effect,  and  (b) acceptance by a successor trustee in accordance with Section 9.08  meeting the qualifications set forth in Section 9.06.

                  If at any time the Trustee shall cease to be eligible in accordance  with the provisions of  Section 9.06  hereof and shall fail to resign after written  request thereto by the Depositor,  or if at any time the Trustee shall become  incapable of acting, or shall be  adjudged a bankrupt  or  insolvent,  or a receiver of the Trustee or of its  property  shall be  appointed,  or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of  rehabilitation,  conservation  or liquidation or if the Trustee breaches any of its obligations or representations  hereunder,  then the Depositor may remove the Trustee and appoint a successor  trustee by written  instrument,  in duplicate,  one copy of which instrument shall be delivered to the Trustee and one copy to the  successor  trustee.  The  Trustee may also be removed at any time by the Holders of  Certificates  evidencing  not less than 50% of the Voting Rights  evidenced by the  Certificates.  Notice of any removal of the Trustee and acceptance of appointment by the successor trustee shall be given to the Rating Agencies by the Depositor.

                  If no successor  trustee shall have been so appointed and have accepted  appointment  within 30 days after the giving of such notice of resignation or receipt of a notice of removal,  the resigning Trustee may, at the Trust Fund's expense,  petition any court of competent jurisdiction for the appointment of a successor trustee.

                  Any  resignation or removal of the Trustee and appointment of a successor  trustee  pursuant to any of the provisions of this  Section 9.07  shall become  effective  upon  acceptance of appointment  by the successor  trustee as provided in  Section 9.08 hereof.

SECTION 9.08.     Successor Trustee.

                  Any successor  trustee  appointed as provided in  Section 9.07  hereof shall execute,  acknowledge and deliver to the
Depositor and to its predecessor  trustee an instrument  accepting such appointment  hereunder and thereupon the resignation or removal of the  predecessor  trustee shall become  effective and such successor  trustee,  without any further act, deed or  conveyance,  shall become fully vested with all the rights,  powers,  duties and  obligations  of its  predecessor  hereunder,  with the like effect as if originally  named as trustee herein.  The Depositor,  upon receipt of all amounts due it hereunder,  and the predecessor  trustee shall execute and deliver such  instruments  and do such other things as may reasonably be required for more fully and certainly  vesting and confirming in the successor trustee all such rights, powers, duties, and obligations.

                  No successor trustee shall accept appointment as provided in this Section 9.08  unless at the time of such acceptance such successor  trustee shall be eligible under the provisions of  Section 9.06  hereof and its acceptance  shall not adversely  affect the then current rating of the Certificates.

                  Upon  acceptance of appointment by a successor  trustee as provided in this  Section 9.08,  the Depositor  shall mail notice of the  succession  of such trustee  hereunder to all Holders of  Certificates  at their  addresses as shown in the  Certificate
Register.  If the Depositor  fails to mail such notice within ten days after  acceptance of appointment by the successor  trustee,  the successor trustee shall cause such notice to be mailed at the expense of the Depositor.

SECTION 9.09.     Merger or Consolidation of Trustee.

                  Any Person into which the  Trustee  may be merged or  converted  or with which it may be  consolidated  or any Person resulting  from any  merger,  conversion  or  consolidation  to which the Trustee  shall be a party,  or any Person  succeeding  to the business of the  Trustee,  shall be the  successor of the Trustee  hereunder,  provided  that such Person  shall be eligible  under the provisions  of  Section 9.06  hereof  without  the  execution  or filing of any paper or further  act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

SECTION 9.10.     Appointment of Co-Trustee or Separate Trustee.

                  Notwithstanding  any  other  provisions  of this  Agreement,  at any  time,  for the  purpose  of  meeting  any legal requirements  of any  jurisdiction  in which any part of the Trust  Fund or  property  securing  any  Mortgage  Note may at the time be located,  the Master  Servicer and the Trustee  acting  jointly shall have the power and shall execute and deliver all  instruments  to appoint one or more Persons approved by the Trustee to act as co-trustee or co-trustees  jointly with the Trustee,  or separate trustee or separate  trustees,  of all or any part of the Trust  Fund,  and to vest in such Person or  Persons,  in such  capacity  and for the benefit of the applicable  Certificateholders,  such title to the Trust Fund, or any part thereof, and, subject to the other provisions of this  Section 9.10,  such  powers,  duties,  obligations,  rights and trusts as the Master  Servicer  and the Trustee  may  consider necessary or desirable.  If the Master Servicer shall not have joined in such  appointment  within fifteen days after the receipt by it of a request to do so, or in the case an Event of Default  shall have  occurred  and be  continuing,  the Trustee  alone shall have the power to make such  appointment.  No co-trustee or separate  trustee  hereunder shall be required to meet the terms of eligibility as a successor  trustee under  Section 9.06  and no notice to  Certificateholders  of the appointment of any co-trustee or separate  trustee shall be required under Section 9.08.

                  Every separate  trustee and  co-trustee  shall,  to the extent  permitted by law, be appointed and act subject to the following provisions and conditions:

(a)      all rights,  powers,  duties and obligations  conferred or imposed upon the Trustee,  except for any obligation of the Trustee under  this  Agreement  to advance  funds on behalf of the Master  Servicer  or a  Servicer,  shall be  conferred  or imposed  upon and exercised or performed by the Trustee and such separate  trustee or co-trustee  jointly (it being understood that such separate trustee or co-trustee is not authorized to act  separately  without the Trustee  joining in such act),  except to the extent that under any law of any  jurisdiction  in which any  particular  act or acts are to be  performed  by the Trustee  (whether as Trustee  hereunder  or as successor to the Master  Servicer or a Servicer),  the Trustee  shall be  incompetent  or  unqualified  to perform such act or acts, in which event such rights,  powers,  duties and  obligations  (including the holding of title to the Trust Fund or any portion thereof in any such jurisdiction)  shall be exercised and performed singly by such separate trustee or co-trustee,  but solely at the direction of the Trustee;

(b)      no trustee hereunder shall be held personally liable by reason of any act or omission of any other trustee hereunder; and

(c)      the Master  Servicer and the Trustee acting jointly may at any time accept the  resignation of or remove any separate  trustee or co-trustee.

                  Any notice,  request or other  writing  given to the  Trustee  shall be deemed to have been given to each of the then separate  trustees and co-trustees,  as effectively as if given to each of them.  Every  instrument  appointing any separate trustee or co-trustee  shall refer to this  Agreement  and the  conditions  of this Article IX. Each  separate  trustee and  co-trustee,  upon its acceptance of the trusts  conferred,  shall be vested with the estates or property  specified in its instrument of appointment,  either jointly with the Trustee or  separately,  as may be provided  therein,  subject to all the provisions of this  Agreement,  specifically including every  provision of this Agreement  relating to the conduct of,  affecting the liability of, or affording  protection to, the
Trustee.  Every such  instrument  shall be filed with the Trustee and a copy thereof given to the Master  Servicer or the Servicers and the Depositor.

                  Any separate trustee or co-trustee may, at any time, constitute the Trustee its agent or attorney-in-fact,  with full power and  authority,  to the extent not  prohibited  by law, to do any lawful act under or in respect of this  Agreement on its behalf and in its name. The Trust  Administrator  shall not be responsible  for all action or inaction of any separate  trustee or co-trustee.
If any separate  trustee or co-trustee  shall die, become incapable of acting,  resign or be removed,  all of its estates,  properties, rights,  remedies and trusts shall vest in and be exercised by the Trustee,  to the extent permitted by law, without the appointment of a new or successor trustee.

SECTION 9.11.     Office of the Trustee.

                  The office of the Trustee for purposes of receipt of notices and demands is the Corporate Trust Office.

                                                               ARTICLE X
                                                  CONCERNING THE TRUST ADMINISTRATOR

SECTION 10.01.    Duties of Trust Administrator.

                  The Trust  Administrator,  prior to the occurrence of an Event of Default of which a Responsible Officer of the Trust
Administrator  shall have actual  knowledge and after the curing or waiver of all Events of Default that may have occurred,  undertakes with respect to the Trust Fund to perform such duties and only such duties as are  specifically  set forth in this  Agreement.  In case an Event of Default of which a  Responsible  Officer of the Trust  Administrator  shall have actual  knowledge has occurred and remains uncured,  the Trust Administrator shall exercise such of the rights and powers vested in it by this Agreement,  and use the same degree of care and skill in their  exercise,  as a prudent  person  would  exercise  or use under the  circumstances  in the  conduct  of such person's own affairs.  Any permissive right of the Trust Administrator set forth in this Agreement shall not be construed as a duty.

                  The Trust Administrator,  upon receipt of all resolutions,  certificates,  statements,  opinions, reports, documents, orders or other  instruments  furnished to the Trust  Administrator  that are  specifically  required to be  furnished  pursuant to any provision of this Agreement  shall examine them to determine  whether they conform to the  requirements  of this  Agreement.  The Trust
Administrator shall have no duty to recompute, recalculate or verify the accuracy of any resolution,  certificate,  statement, opinion, report,  document,  order or other instrument so furnished to the Trust  Administrator.  If any such instrument is found not to conform in any material respect to the requirements of this Agreement,  the Trust  Administrator  shall notify the  Certificateholders  of such instrument in the event that the Trust Administrator, after so requesting, does not receive a satisfactorily corrected instrument.

                  No provision of this  Agreement  shall be construed to relieve the Trust  Administrator  from  liability  for its own negligent  action,  its own  negligent  failure to act or its own  misconduct,  its  negligent  failure to perform its  obligations  in compliance with this Agreement,  or any liability which would be imposed by reason of its willful  misfeasance or bad faith;  provided, however, that:

(a)      prior to the  occurrence of an Event of Default of which a Responsible  Officer of the Trust  Administrator  shall have actual knowledge,  and after the curing or of all such  Events of Default  that may have  occurred,  the duties and  obligations  of the Trust
Administrator  shall be determined solely by the express provisions of this Agreement,  the Trust Administrator shall not be personally liable  except  for the  performance  of such  duties and  obligations  as are  specifically  set forth in this  Agreement,  no implied covenants  or  obligations  shall be read  into this  Agreement  against  the  Trust  Administrator  and the  Trust  Administrator  may
conclusively rely, as to the truth of the statements and the correctness of the opinions  expressed  therein,  upon any certificates or opinions  furnished to the Trust  Administrator  and conforming to the  requirements of this Agreement which it reasonably  believed in good faith to be genuine and to have been duly executed by the proper authorities respecting any matters arising hereunder;

(b)      the Trust  Administrator  shall not be personally liable for an error of judgment made in good faith by a Responsible  Officer or Responsible Officers of the Trust  Administrator,  unless the Trust Administrator was negligent in ascertaining or investigating the pertinent facts;

(c)      the Trust  Administrator  shall not be personally liable with respect to any action taken,  suffered or omitted to be taken by it in good faith in accordance  with this Agreement or at the direction of the Holders of Certificates  evidencing  greater than 50% of the Voting Rights allocated to each Class of  Certificates  relating to the time, method and place of conducting any proceeding for any remedy  available to the Trust  Administrator,  or exercising  any trust or power  conferred upon the Trust  Administrator,  under this
Agreement; and

(d)      no provision of this Agreement  shall require the Trust  Administrator  to expend or risk its own funds or otherwise incur any financial  liability in the  performance  of any of its duties  hereunder or in the exercise of any of its rights or powers if it shall have  reasonable  grounds for  believing  that  repayment  of such funds or adequate  indemnity  against  such risk or liability is not reasonably assured to it.

                  The Trust  Administrator  shall have no duty (A) to see to any  recording,  filing or depositing of this Agreement or any agreement referred to herein or any financing  statement or continuation  statement  evidencing a security  interest,  or to see to the  maintenance of any such recording,  filing or depositing or to any  rerecording,  refiling or redepositing of any thereof,  (B) to see to any  insurance,  or (C) to see to the payment or discharge of any tax,  assessment or other  governmental  charge or any lien or encumbrance of any kind owing with respect to, assessed or levied  against,  any part of the Trust Fund other than from funds available in the Certificate Account.

                  Except with respect to an Event of Default described in clause (a) of  Section 8.01,  the Trust  Administrator  shall not be deemed to have  knowledge of any Event of Default or event which,  with notice or lapse of time, or both,  would become an Event of Default,  unless a  Responsible  Officer of the Trust  Administrator  shall have  received  written  notice  thereof from the Master
Servicer or a Servicer,  the Depositor,  or a Certificateholder,  or a Responsible Officer of the Trust Administrator has actual notice thereof,  and in the absence of such notice no provision  hereof  requiring the taking of any action or the assumption of any duties or responsibility  by the Trust  Administrator  following the  occurrence of any Event of Default or event which,  with notice or lapse of time or both, would become an Event of Default, shall be effective as to the Trust Administrator.

                  The Trust Administrator shall have no duty hereunder with respect to any complaint,  claim,  demand,  notice or other document it may receive or which may be alleged to have been  delivered  to or served  upon it by the parties as a  consequence  of the assignment of any Mortgage Loan hereunder;  provided,  however, that the Trust Administrator shall use its best efforts to remit to the
Master Servicer or the Servicer upon receipt of any such complaint,  claim, demand,  notice or other document (i) which is delivered to the Corporate  Trust Office of the Trust  Administrator,  (ii) of which a Responsible  Officer has actual  knowledge,  and  (iii) which contains  information  sufficient  to permit the Trust  Administrator  to make a  determination  that the real  property  to which such document relates is a Mortgaged Property.

SECTION 10.02.    Certain Matters Affecting the Trust Administrator.

(a)      Except as otherwise provided in Section 10.01:

(i)      the Trust  Administrator  may  request  and rely upon and shall be  protected  in acting or  refraining  from  acting upon any resolution,  Officer's  Certificate,  certificate  of  auditors,  Servicing  Officers  or any  other  certificate,  statement, instrument,  opinion,  report, notice, request,  consent, order, appraisal,  bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

(ii)     the Trust  Administrator  may consult  with  counsel,  financial  advisors or  accountants  and any advice of such  Persons or opinion of counsel  shall be full and  complete  authorization  and  protection  in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such advice or opinion of counsel;

(iii)    the Trust  Administrator  shall be under no obligation to exercise any of the trusts or powers vested in it by this  Agreement or to institute,  conduct or defend any litigation  hereunder or in relation hereto at the request,  order or direction of any of the Certificateholders  pursuant to the provisions of this Agreement,  unless such Certificateholders shall have offered to the Trust  Administrator  reasonable  security or indemnity against the costs,  expenses and liabilities which may be incurred therein or thereby;  nothing  contained herein shall,  however,  relieve the Trust  Administrator of the obligation,  upon the occurrence  of an Event of Default of which a  Responsible  Officer of the Trust  Administrator  shall have  actual  knowledge
         (which has not been cured or waived),  to exercise  such of the rights and powers vested in it by this  Agreement,  and to use the same degree of care and skill in their exercise as a prudent person would exercise or use under the  circumstances  in the conduct of such person's own affairs;

(iv)     the Trust  Administrator  shall not be  personally  liable for any action  taken,  suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

(v)      prior to the  occurrence  of an Event of Default  hereunder  and after the curing or waiver of all Events of Default  that may have occurred,  the Trust  Administrator  shall not be bound to make any investigation into the facts or matters stated in any resolution,  certificate,  statement,  instrument,  opinion, report, notice, request,  consent, order, approval, bond or other paper or document,  unless requested in writing so to do by Holders of Certificates  evidencing greater than 50% of the Voting
         Rights allocated to each Class of Certificates;  provided,  however, that if the payment within a reasonable time to the Trust
         Administrator of the costs,  expenses or liabilities  likely to be incurred by it in the making of such  investigation  is, in the opinion of the Trust  Administrator,  not reasonably assured to the Trust  Administrator by the security afforded to it by the terms of this Agreement,  the Trust Administrator may require reasonable  indemnity against such expense or liability as a condition  to taking any such  action;  the  reasonable  expense of every such  investigation  shall be paid (A) by the Master
         Servicer  or by the  applicable  Servicer  in the event that such  investigation  relates to an Event of Default by the Master
         Servicer  or by such  Servicer,  respectively,  if an Event of Default  by the Master  Servicer  or such  Servicer  shall have occurred and is continuing, and (B) otherwise by the Certificateholders requesting the investigation;

(vi)     the Trust  Administrator  may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trust  Administrator  shall not be  responsible  for any misconduct or negligence on the part of any such agent or attorney appointed with due care;

(vii)    the Trust  Administrator  shall not be required to expend its own funds or  otherwise  incur any  financial  liability  in the performance of any of its duties  hereunder if it shall have reasonable  grounds for believing that repayment of such funds or adequate indemnity against such liability is not assured to it;

(viii)   the Trust  Administrator  shall not be liable for any loss on any  investment of funds  pursuant to this  Agreement  except as provided in Section 3.05(e);

(ix)     the right of the Trust  Administrator to perform any  discretionary act enumerated in this Agreement shall not be construed as a duty,  and the Trust  Administrator  shall not be  answerable  for other than its  negligence  or willful  misconduct in the performance of such act; and

(x)      The Trust  Administrator  shall not be  required  to give any bond or surety in  respect  of the  execution  of the Trust Fund created hereby or the powers granted hereunder.

(b)      All rights of action under this Agreement or under any of the  Certificates,  enforceable by the Trust  Administrator,  may be enforced by it without the possession of any of the Certificates,  or the production thereof at the trial or other proceeding  relating thereto,  and any such suit, action or proceeding  instituted by the Trust  Administrator  shall be brought in its name for the benefit of all the Holders of such Certificates, subject to the provisions of this Agreement.

SECTION 10.03.    Trust Administrator Not Liable for Certificates or Mortgage Loans.

                  The  recitals  contained  herein  shall be taken as the  statements  of the  Depositor  or the Master  Servicer  or a
Servicer,  as the case may be, and the Trust  Administrator  assumes no responsibility for their correctness.  The Trust  Administrator makes no  representations  as to the validity or sufficiency of this  Agreement,  the  Certificates  or of any Mortgage Loan or related document.  The Trust  Administrator  shall not be  accountable  for the use or application  by the  Depositor,  the Seller,  the Master
Servicer or the  Servicers of any funds paid to the Depositor or the Master  Servicer or any Servicer in respect of the Mortgage  Loans or deposited in or withdrawn from the  Certificate  Account by the Depositor,  the Seller,  the Master  Servicer or the Servicers.  The
Trust  Administrator shall not be responsible for the legality or validity of this Agreement or the validity,  priority,  perfection or sufficiency of the security for the  Certificates  issued or intended to be issued  hereunder.  The Trust  Administrator  shall have no responsibility  for filing  any  financing  or  continuation  statement  in any public  office at any time or to  otherwise  perfect or maintain the perfection for any security interest or lien granted to it hereunder or to record this Agreement.

SECTION 10.04.    Trust Administrator May Own Certificates.

                  The Trust  Administrator in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights as it would have if it were not the Trust Administrator.

SECTION 10.05.    Trust Administrator's Fees and Expenses.

                  As compensation for its services  hereunder,  the Trust  Administrator  shall be entitled to the investment income or other benefit derived from balances in the  Certificate  Account  pursuant to  Section 3.05(e) (the  "Trust  Administrator  Fee").  The
Trust  Administrator  and any director,  officer,  employee or agent of the Trust  Administrator  shall be  indemnified by DLJMC (or if
DLJMC shall fail to do so, by the Trust) and held harmless  against any loss,  liability or expense  (including  reasonable  attorney's fees and expenses)  (i) incurred  in connection with any claim or legal action relating to (a) this  Agreement,  (b) the  Certificates,
(c) the  Custodial  Agreement,  or (d) the  performance  of any of the Trust  Administrator's  duties  hereunder or under the Custodial
Agreement,  other than any loss,  liability  or expense  incurred  by reason of willful  misfeasance,  bad faith or  negligence  in the performance of any of the Trust  Administrator's  duties hereunder or incurred by reason of any action of the Trust Administrator taken at the direction of the  Certificateholders  and (ii) resulting  from any error in any tax or information return prepared by the Master
Servicer or a  Servicer;  provided,  however,  that the sum of (x) such  indemnity  amounts  payable by DLJMC or the Trust to the Trust
Administrator  pursuant  to this  Section 10.05  and (y) the  indemnity  amounts  payable by DLJMC or the Trust to the Master  Servicer pursuant to  Section 3.14(c),  shall not exceed  $200,000  per year;  provided,  further,  that any amounts not payable by DLJMC or the
Trust to the Trust  Administrator  due to the preceding proviso shall be payable by DLJMC (or if DLJMC fails to do so, by the Trust) in any succeeding year,  subject to the aggregate  $200,000 per annum limitation  imposed by the preceding  proviso.  Such indemnity shall survive the  termination of this Agreement or the resignation or removal of the Trust  Administrator  hereunder.  Without  limiting the foregoing,  DLJMC (or if DLJMC  fails to do so, the Trust)  shall,  except as  otherwise  agreed upon in writing by DLJMC and the Trust
Administrator,  and except for any such expense,  disbursement or advance as may arise from the Trust Administrator's  negligence,  bad faith or willful  misconduct,  pay or reimburse the Trust  Administrator  (up to a maximum of $150,000),  for all reasonable  expenses, disbursements  and advances  incurred or made by the Trust  Administrator  in accordance  with any of the  provisions of this Agreement with respect to: (A) the reasonable  compensation  and the expenses and  disbursements  of its counsel not associated  with the closing of the issuance of the  Certificates,  (B) the reasonable  compensation,  expenses and  disbursements  of any  accountant,  engineer or appraiser  that is not  regularly  employed by the Trust  Administrator,  to the extent that the Trust  Administrator  must engage such persons to perform acts or services  hereunder and (C) printing and  engraving  expenses in connection  with  preparing any  Definitive
Certificates.  In  addition,  DLJMC (or if DLJMC  fails to do so,  the  Trust)  shall pay or  reimburse  the  Trust  Administrator  for recertification  fees  required  to be paid by the Trust  Administrator  pursuant  to the  Custodial  Agreement.  Except  as  otherwise provided herein,  the Trust  Administrator  shall not be entitled to payment or reimbursement for any routine ongoing expenses incurred by the Trust Administrator in the ordinary course of its duties as Trust Administrator,  Registrar,  Tax Matters Person or Paying Agent
hereunder.  Anything  in this  Agreement  to the  contrary  notwithstanding,  in no event shall the Trust  Administrator  be liable for special,  indirect or  consequential  loss or damage of any kind  whatsoever  (including but not limited to lost profits),  even if the
Trust Administrator has been advised of the likelihood of such loss or damage and regardless of the form of action.

SECTION 10.06.    Eligibility Requirements for Trust Administrator.

                  The Trust  Administrator  hereunder shall at all times be (a) an  institution the deposits of which are fully insured by the FDIC and (b) a  corporation  or  banking  association  organized  and doing  business  under the laws of any state or the United
States of America,  authorized  under such laws to exercise  corporate trust powers,  having a combined capital and surplus of at least
$50,000,000  and subject to  supervision or examination by federal or state  authority and (c) with  respect to every  successor  Trust
Administrator  hereunder an institution the long-term  unsecured debt obligations of which are rated at least Baa3 or better by Moody's and BBB or better by S&P unless the failure of the Trust  Administrator's  long-term  unsecured  debt  obligations to have such ratings would not result in the  lowering of the ratings  originally  assigned to any Class of  Certificates.  If such  corporation  or banking association  publishes reports of condition at least annually,  pursuant to law or to the requirements of the aforesaid  supervising or examining  authority,  then for the purposes of this  Section 10.06 the combined capital and surplus of such corporation or association shall be deemed to be its combined  capital and surplus as set forth in its most recent  report of condition so  published.  In case at any time the Trust  Administrator  shall  cease to be eligible in  accordance  with the  provisions  of this  Section 10.06,  the Trust
Administrator shall resign immediately in the manner and with the effect specified in Section 10.07 hereof.

SECTION 10.07.    Resignation and Removal of Trust Administrator.

                  The Trust  Administrator  may at any time  resign and be  discharged  from the trusts  hereby  created by  (a) giving written notice of resignation to the Depositor,  the Seller, the Trustee,  the Master Servicer,  the Special Servicer and the Servicers
and by mailing notice of resignation by first class mail, postage prepaid,  to the  Certificateholders  at their addresses appearing on the Certificate Register,  and to the Rating Agencies,  not less than 60 days before the date specified in such notice when, subject to
Section 10.08,  such  resignation  is to take  effect,  and  (b) acceptance  by a successor  trust  administrator  in  accordance  with
Section 10.08 meeting the qualifications set forth in Section 10.06.

                  If at any time the Trust  Administrator shall cease to be eligible in accordance with the provisions of Section 10.06 hereof and shall fail to resign  after  written  request  thereto by the  Depositor,  or if at any time the Trust  Administrator  shall become incapable of acting, or shall be adjudged a bankrupt or insolvent,  or a receiver of the Trust  Administrator or of its property shall be appointed,  or any public  officer shall take charge or control of the Trust  Administrator  or of its property or affairs for the  purpose  of  rehabilitation,  conservation  or  liquidation  or if the Trust  Administrator  breaches  any of its  obligations  or representations  hereunder,  then the Depositor  may remove the Trust  Administrator  and appoint a successor  trust  administrator  by written  instrument,  in duplicate,  one copy of which  instrument  shall be delivered to the Trust  Administrator  and one copy to the successor trust  administrator.  The Trust  Administrator may also be removed at any time by the Trustee or the Holders of Certificates evidencing  not less than 50% of the Voting  Rights  evidenced by the  Certificates.  Notice of any removal of the Trust  Administrator and acceptance of appointment by the successor trust administrator shall be given to the Rating Agencies by the Depositor.

                  If no successor trust administrator  shall have been so appointed and have accepted  appointment within 30 days after the giving of such notice of  resignation  or receipt of a notice of  removal,  the  resigning  Trust  Administrator  may, at the Trust
Fund's expense, petition any court of competent jurisdiction for the appointment of a successor trust administrator.

                  Notwithstanding  the foregoing,  if the Master Servicer shall for any reason no longer be Master Servicer  hereunder, at DLJMC's  request,  the Trust  Administrator  shall resign,  upon the selection and  appointment of a successor  trust  administrator meeting the qualifications set forth in Section 10.06.

                  Any resignation or removal of the Trust Administrator and appointment of a successor trust administrator  pursuant to any of the  provisions  of  this  Section 10.07  shall  become  effective  upon  acceptance  of  appointment  by  the  successor  trust administrator as provided in Section 10.08 hereof.

SECTION 10.08.    Successor Trust Administrator.

                  Any successor  trust  administrator  appointed as provided in  Section 10.07  hereof shall execute,  acknowledge  and deliver to the Depositor and to its predecessor trust  administrator an instrument  accepting such appointment  hereunder and thereupon the resignation or removal of the  predecessor  trust  administrator  shall become  effective and such successor  trust  administrator, without any further act, deed or  conveyance,  shall become fully vested with all the rights,  powers,  duties and  obligations  of its predecessor  hereunder,  with the like effect as if originally named as Trust Administrator herein. The Depositor,  upon receipt of all amounts due it hereunder,  and the predecessor trust  administrator shall execute and deliver such instruments and do such other things as may  reasonably  be required for more fully and certainly  vesting and  confirming in the  successor  trust  administrator  all such rights, powers, duties, and obligations.

                  No successor trust  administrator  shall accept appointment as provided in this  Section 10.08  unless at the time of such acceptance such successor trust  administrator  shall be eligible under the provisions of Section 10.06  hereof and its acceptance shall not adversely affect the then current rating of the Certificates.

                  Upon acceptance of appointment by a successor trust  administrator as provided in this  Section 10.08,  the Depositor shall mail notice of the succession of such trust  administrator  hereunder to all Holders of  Certificates at their addresses as shown in the  Certificate  Register.  If the Depositor  fails to mail such notice  within ten days after  acceptance  of  appointment  by the successor trust administrator, the successor trust administrator shall cause such notice to be mailed at the expense of the Depositor.

SECTION 10.09.    Merger or Consolidation of Trust Administrator.

                  Any Person into which the Trust  Administrator may be merged or converted or with which it may be consolidated or any
Person  resulting  from any merger,  conversion  or  consolidation  to which the Trust  Administrator  shall be a party,  or any Person succeeding to the business of the Trust  Administrator,  shall be the  successor of the Trust  Administrator  hereunder,  provided that such Person shall be eligible  under the  provisions of  Section 10.06  hereof  without the execution or filing of any paper or further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

SECTION 10.10.    Appointment of Co-Trust Administrator or Separate Trust Administrator.

                  Notwithstanding  any  other  provisions  of this  Agreement,  at any  time,  for the  purpose  of  meeting  any legal requirements  of any  jurisdiction  in which any part of the Trust  Fund or  property  securing  any  Mortgage  Note may at the time be located,  the Master  Servicer  and the Trust  Administrator  acting  jointly  shall have the power and shall  execute  and deliver all instruments  to  appoint  one or more  Persons  approved  by the Trust  Administrator  to act as  co-trust  administrator  or  co-trust administrators  jointly with the Trust Administrator,  or separate trust administrator or separate trust administrators,  of all or any part  of the  Trust  Fund,  and to  vest  in  such  Person  or  Persons,  in such  capacity  and  for  the  benefit  of the  applicable
Certificateholders,  such title to the Trust Fund, or any part thereof,  and,  subject to the other  provisions of this  Section 10.10, such powers,  duties,  obligations,  rights and trusts as the Master  Servicer and the Trust  Administrator  may consider  necessary or desirable.  If the Master Servicer shall not have joined in such  appointment  within fifteen days after the receipt by it of a request to do so, or in the case an Event of Default  shall have  occurred  and be  continuing,  the Trust  Administrator  alone shall have the power to make such  appointment.  No co-trust  administrator  or separate trust  administrator  hereunder shall be required to meet the terms of eligibility as a successor trust administrator under Section 10.06 and no notice to  Certificateholders  of the appointment of any co-trust administrator or separate trust administrator shall be required under Section 10.08.

                  Every separate trust  administrator  and co-trust  administrator  shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

(a)      all rights,  powers,  duties and obligations  conferred or imposed upon the Trust Administrator,  except for any obligation of the Trust Administrator  under this Agreement to advance funds on behalf of the Master Servicer or the Servicer,  shall be conferred or imposed upon and exercised or performed by the Trust  Administrator  and such separate trust  administrator  or co-trust  administrator jointly (it being  understood  that such separate trust  administrator  or co-trust  administrator  is not authorized to act separately without  the Trust  Administrator  joining in such  act),  except to the extent  that  under any law of any  jurisdiction  in which any particular  act or acts are to be performed by the Trust  Administrator  (whether as Trust  Administrator  hereunder or as successor to the Master  Servicer or the  Servicer),  the Trust  Administrator  shall be  incompetent or unqualified to perform such act or acts, in which event such rights,  powers,  duties and  obligations  (including the holding of title to the Trust Fund or any portion thereof in any such  jurisdiction)  shall be exercised and performed singly by such separate trust  administrator or co-trust  administrator,  but solely at the direction of the Trust Administrator;

(b)      no trust  administrator  hereunder  shall be held  personally  liable  by  reason of any act or  omission  of any other  trust administrator hereunder; and

(c)      the Master  Servicer  and the Trust  Administrator  acting  jointly  may at any time accept the  resignation  of or remove any separate trust administrator or co-trust administrator.

                  Any notice,  request or other writing given to the Trust  Administrator shall be deemed to have been given to each of the then separate trust  administrators  and co-trust  administrators,  as effectively  as if given to each of them.  Every  instrument appointing  any separate  trust  administrator  or co-trust  administrator  shall refer to this  Agreement  and the  conditions of this
Article X. Each  separate  trust  administrator  and co-trust  administrator,  upon its  acceptance of the trusts  conferred,  shall be vested with the estates or property  specified  in its  instrument  of  appointment,  either  jointly with the Trust  Administrator  or separately,  as may be provided  therein,  subject to all the provisions of this Agreement,  specifically  including every provision of this  Agreement  relating to the conduct of,  affecting the liability of, or affording  protection to, the Trust  Administrator.  Every such instrument  shall be filed with the Trust  Administrator  and a copy thereof given to the Master Servicer or the Servicers and the
Depositor.

                  Any separate trust administrator or co-trust administrator may, at any time, constitute the Trust Administrator,  its agent or  attorney-in-fact,  with full  power and  authority,  to the extent not  prohibited  by law,  to do any lawful act under or in respect of this Agreement on its behalf and in its name. The Trust  Administrator  shall not be responsible  for any action or inaction of any separate Trust  Administrator or Co-Trust  Administrator.  If any separate trust  administrator or co-trust  administrator shall die, become incapable of acting, resign or be removed, all of its estates,  properties,  rights,  remedies and trusts shall vest in and be  exercised  by the Trust  Administrator,  to the extent  permitted  by law,  without the  appointment  of a new or  successor  trust administrator.

SECTION 10.11.    Office of the Trust Administrator.

                  The office of the Trust Administrator for purposes of receipt of notices and demands is the Corporate Trust Office.

SECTION 10.12.    Tax Return.

                  The Master Servicer and each Servicer,  upon request,  will furnish the Trust Administrator with all such information related to the Mortgage  Loans in the  possession of the Master  Servicer or such Servicer as may be reasonably  required in connection with the  preparation by the Trust  Administrator  of all tax and  information  returns of the Trust Fund, and the Trust  Administrator shall sign such returns.  The Master Servicer and each Servicer,  severally and not jointly,  shall  indemnify the Trust  Administrator for all  reasonable  costs,  including  legal fees and  expenses,  related  to errors in such tax  returns  due to errors  only in such information provided by the Master Servicer or by such Servicer.

SECTION 10.13.    Determination of Certificate Index.

                  On each Interest  Determination  Date, the Trust Administrator shall determine each Certificate Index for the Accrual
Period and  inform the Master  Servicer  of such rate and such rate shall be final and  binding,  absent a manifest  error of the Trust
Administrator.

                                                               ARTICLE XI
                                                              TERMINATION

SECTION 11.01.    Termination upon Liquidation or Purchase of all Mortgage Loans.

                  The obligations and  responsibilities  of the Master  Servicer,  the Special  Servicer or the Servicers,  the Back-Up
Servicer,  the Sellers,  the Depositor,  the Trustee and the Trust  Administrator  created hereby with respect to the related  Group or
Groups created hereby shall terminate upon the earlier of:

(a)      (i)               with respect to Loan  Group 1,  Loan Group 2,  Loan Group 3,  Loan Group 4 and Loan Group 5, the purchase by the Terminating  Entity,  at its election,  of all Mortgage Loans in such Loan Groups and all property  acquired in respect of any remaining  Mortgage Loan in such Loan Groups,  which  purchase right the  Terminating  Entity may exercise at its sole and exclusive  election as of any Distribution  Date (such applicable  Distribution Date with respect to such Mortgage Loans being herein referred to as the "Optional  Termination  Date") on or after the date on which the aggregate  Principal Balance of the
         Mortgage  Loans in such Loan  Groups,  at the time of the  purchase is less than or equal to 10% of the  Aggregate  Groups 1-5
         Collateral Balance as of the Initial Cut-off Date; or

(ii)     with respect to Loan Group 6, the purchase by the  Terminating  Entity,  at its election,  of all Mortgage  Loans in such Loan
         Group and  all property  acquired in respect of any  remaining  Mortgage  Loan in such Loan Group,  which  purchase  right the
         Terminating Entity may exercise at its sole and exclusive  election as of any Distribution Date (such applicable  Distribution
         Date with respect to such Mortgage  Loans being herein  referred to as the "Optional  Termination  Date") on or after the date on which the aggregate  Principal  Balance of the Mortgage Loans in such Loan Group,  at the time of the purchase is less than or equal to 10% of the Aggregate Loan Group Balance for Loan Group 6 as of the Initial Cut-off Date.

(b)      the  later of  (i) twelve  months  after the  maturity  of the last  Mortgage  Loan  remaining  in the  Trust  Fund,  (ii) the liquidation  (or any advance with respect  thereto) of the last Mortgage Loan  remaining in the Trust Fund and the  disposition  of all
REO Property  and (iii) the  distribution  to  Certificateholders  of all amounts  required to be  distributed to them pursuant to this
Agreement; or

(c)      (i) with respect to Loan Group 1,  Loan Group 2,  Loan Group 3, Loan Group 4 and Loan Group 5, the purchase by the Terminating
         Auction  Purchaser of all Mortgage  Loans in such Loan Groups and all property  acquired in respect of any remaining  Mortgage
         Loan in such Loan Group (with respect to Loan Group 1,  Loan Group 2,  Loan Group 3, Loan Group 4 and Loan Group 5, the "Trust
         Collateral") as described below; or

                           (ii)     with respect to Loan Group 6, the  purchase by the  Terminating  Auction  Purchaser of all Mortgage
         Loans in Loan Group 6 and all property  acquired in respect of any  remaining  Mortgage  Loan in such Loan Group (with respect to Loan Group 6, the "Trust Collateral") as described below.

                  In no event shall the trust created  hereby  continue  beyond the earlier of (i) the  expiration of 21 years from the death of the last  survivor of the  descendants  of Mr.  Joseph P. Kennedy,  former  Ambassador of the United States to Great  Britain, living on the date of execution of this  Agreement or (ii) the  Distribution  Date  following  the third  anniversary  of the scheduled maturity date of the Mortgage Loan having the latest scheduled maturity date as of the related Cut-off Date.

                  The "Mortgage Loan Purchase Price" for any such Optional  Termination shall be equal to the greater of (a) the sum of
(i) 100%  of the  Stated  Principal  Balance  of  each  Mortgage  Loan in the  applicable  Loan  Group(s) (other  than  in  respect  of
REO Property)  plus accrued and unpaid  interest  thereon from the date to which such  interest was paid or advanced at the  applicable
Mortgage  Rate, to but not including  the Due Date in the month of the final  Distribution  Date (or the Net Mortgage Rate with respect to any related  Mortgage Loan currently  serviced by the entity  exercising  such Optional  Termination)  and (ii) with  respect to any
REO Property,  the lesser of (x) the appraised value of any REO Property as determined by the higher of two appraisals completed by two independent  appraisers  selected by the Depositor at the expense of the Depositor and (y) the Stated Principal Balance of each related
Mortgage Loan related to any REO Property,  in each case and (iii) any remaining unreimbursed  Advances,  Servicing Advances and unpaid
Servicing Fees (other than any remaining  unreimbursed  Advances and Servicing  Advances and unpaid  Servicing Fees, if any, due to the
Terminating  Entity) and other amounts payable to the Trustee and Trust  Administrator  (the sum of (i), (ii) and (iii),  collectively, the "Par  Value") and (b) the  Fair Market  Value of all of the  property  of the Trust  related to the Loan  Group(s)  subject to such
Optional Termination.

                  The "Fair  Market  Value"  shall be the fair market  value of all of the  property  of the Trust  related to the Loan
Group(s)  subject to an Optional  Termination,  as agreed  upon  between  the  Terminating  Entity and a majority of the holders of the
Class AR-L  Certificates;  provided,  however,  that  if the  Terminating  Entity  and a  majority  of the  holders  of the  Class AR-L
Certificates do not agree upon the fair market value of such property of the Trust,  the Terminating  Entity,  or an agent appointed by the Terminating  Entity,  shall solicit bids for such property of the Trust until it has received three bids, and the Fair Market Value shall be equal to the highest of such three bids.  The Trust  Administrator  shall give notice to the Rating  Agencies of any  election to purchase Mortgage Loans pursuant to this Section and of the applicable Optional Termination Date.

(d)      On any  Distribution  Date on or after  the date on which  the  aggregate  Principal  Balance  of the  Mortgage  Loans in Loan
Group 1,  Loan Group 2,  Loan Group 3,  Loan Group 4 and Loan Group 5 is less than 5% of the Aggregate Groups 1-5 Collateral Balance as of the Initial  Cut-off  Date (a  "Terminating  Auction  Date"),  the Trust  Administrator  shall  solicit  bids for the related  Trust
Collateral from at least three  institutions  that are regular  purchasers  and/or sellers in the secondary market of residential whole mortgage  loans  similar  to the  Mortgage  Loans.  If the Trust  Administrator  receives  at least  three bids for the  related  Trust
Collateral,  and one of such bids is equal to or greater  than the Par Value,  the Trust  Administrator  shall sell the  related  Trust
Collateral to the highest bidder (a  "Terminating  Auction  Purchaser") at the price offered by the  Terminating  Auction  Purchaser (a
"Mortgage Loan  Terminating  Auction  Price");  provided,  however,  that the Seller shall be disqualified  from being and may not be a
Terminating  Auction  Purchaser.  If the Trust  Administrator  receives less than three bids, or does not receive any bid that is equal to or greater than the Par Value,  the Trust  Administrator  shall, on each six-month  anniversary of the initial  Terminating  Auction
Date,  repeat these auction  procedures  until the Trust  Administrator  receives a bid that is equal to or greater than the Par Value, and upon receipt of such bid shall sell the related  Trust  Collateral  to the  Terminating  Auction  Purchaser at that  Mortgage  Loan
Terminating  Auction Price;  provided,  however,  that the Trust Administrator shall not be required to repeat these auction procedures on any  Distribution  Date for any  six-month  anniversary  of the initial  Terminating  Auction  Date  unless the Trust  Administrator reasonably  believes  that there is a  reasonable  likelihood  of receiving a bid in excess of the Par Value.  The Trust  Administrator shall give notice to the Rating  Agencies and each  Servicer  that is servicing  any of the related  Mortgage  Loans of the sale of the related  Trust  Collateral  pursuant  to this  Section 11.01  (a  "Terminating  Auction  Sale") and of the  Terminating  Auction  Date.
Notwithstanding  anything to the contrary herein, the Terminating  Auction Purchaser shall not be the Depositor,  DLJMC or any of their respective Affiliates.

(e)      On any Distribution  Date on or after the date on which the aggregate  Principal Balance of the Mortgage Loans in Loan Group 6
is less than 5% of the Aggregate Loan Group Balance for Loan Group 6 as of the Initial  Cut-off Date (a  "Terminating  Auction  Date"),
the Trust  Administrator  shall  solicit  bids for the  related  Trust  Collateral  from at least three  institutions  that are regular purchasers  and/or sellers in the secondary  market of residential  whole  mortgage loans similar to the Mortgage  Loans.  If the Trust
Administrator  receives at least three bids for the related Trust Collateral,  and one of such bids is equal to or greater than the Par
Value, the Trust  Administrator  shall sell the related Trust Collateral to the highest bidder (a "Terminating  Auction  Purchaser") at the price offered by the Terminating  Auction  Purchaser (a "Mortgage Loan Terminating  Auction Price");  provided,  however,  that the
Seller shall be  disqualified  from being and may not be a Terminating  Auction  Purchaser.  If the Trust  Administrator  receives less than three bids, or does not receive any bid that is equal to or greater than the Par Value,  the Trust  Administrator  shall,  on each six-month  anniversary of the initial Terminating Auction Date, repeat these auction procedures until the Trust Administrator  receives a bid that is equal to or greater  than the Par Value,  and upon  receipt of such bid shall sell the related  Trust  Collateral  to the
Terminating  Auction  Purchaser at that Mortgage Loan Auction  Price;  provided,  however,  that the Trust  Administrator  shall not be required to repeat these auction procedures on any Distribution Date for any six-month  anniversary of the initial  Terminating Auction
Date unless the Trust Administrator  reasonably believes that there is a reasonable  likelihood of receiving a bid in excess of the Par
Value.  The Trust  Administrator  shall give notice to the Rating  Agencies  and each  Servicer  that is  servicing  any of the related
Mortgage Loans of the sale of the related Trust Collateral  pursuant to this  Section 11.01  (a "Terminating  Auction Sale") and of the
Terminating  Auction  Date.  Notwithstanding  anything to the contrary  herein,  the  Terminating  Auction  Purchaser  shall not be the
Depositor, DLJMC or any of their respective Affiliates.

SECTION 11.02.    Determination of the Terminating Entity.

(a)      If any Servicer  intends to be the  Terminating  Entity,  such party must give written  notice to the Trust  Administrator  no later than twenty (20) days prior to the first day of the Optional  Termination  Notice  Period.  Such notice  shall also  indicate the
Loan Group(s) of the Mortgage Loans to be repurchased.  Upon receiving such notice, the Trust  Administrator  shall immediately request from DLJMC and DLJMC shall deliver no later than seventeen (17) days prior to the first day of the Optional  Termination  Notice Period a letter indicating whether or not DLJMC retains the servicing rights to any Mortgage Loan in any of the related Loan Groups.

(b)      (A)               With respect to the  purchase of the Mortgage  Loans in Loan  Group 1,  Loan  Group 2,  Loan  Group 3,  Loan
      Group 4 and Loan Group 5, the Trust Administrator shall determine the "Terminating Entity" as follows:

                                    (i)     DLJMC,  if it is the owner of the servicing  rights with respect to any such Mortgage Loans on the Optional Termination Date;

                                    (ii)    SPS,  if (a)  DLJMC is not the  owner of the  servicing  rights  with  respect  to any such
            Mortgage  Loans on the Optional  Termination  Date and (b) SPS is a Servicer with respect to any such Mortgage Loans on the
            Optional Termination Date and SPS has given notice to the Trust Administrator pursuant to Section 11.02(a) above; or

                                    (iii)   the Majority  Servicer on the Optional  Termination  Date, if (a) DLJMC is not the owner of the servicing  rights with respect to any such Mortgage  Loans on the Optional  Termination  Date and (b) SPS has not given notice to the Trust Administrator pursuant to Section 11.02(a) above.

                           (B)      With respect to the purchase of the Mortgage Loans in Loan Group 6, the Trust  Administrator  shall determine the "Terminating Entity" as follows:

                                    (i)     DLJMC,  if it is the owner of the servicing  rights with respect to any such Mortgage Loans on the Optional Termination Date;

                                    (ii)    SPS,  if (a)  DLJMC is not the  owner of the  servicing  rights  with  respect  to any such
            Mortgage  Loans on the Optional  Termination  Date and (b) SPS is a Servicer with respect to any such Mortgage Loans on the
            Optional Termination Date and SPS has given notice to the Trust Administrator pursuant to Section 11.02(a) above; or

                                    (iii)   the Majority  Servicer on the Optional  Termination  Date, if (a) DLJMC is not the owner of the servicing  rights with respect to any such Mortgage  Loans on the Optional  Termination  Date and (b) SPS has not given notice to the Trust Administrator pursuant to Section 11.02(a) above.

(c)      No later than fifteen (15) days prior to the first day of the Optional  Termination  Notice  Period,  the Trust  Administrator
shall provide  notice to each Servicer that is a servicer of any of the Mortgage  Loans in the related Loan Group(s) of the identity of the Terminating Entity for such Loan Group(s).

SECTION 11.03.    Procedure Upon Optional Termination or Terminating Auction Sale.

(a)      In case of any Optional  Termination,  the Terminating Entity shall, no later than ten (10) days prior to the first day of the
Optional  Termination  Notice  Period,  notify  the  Trustee  and Trust  Administrator  of such  Optional  Termination  Date and of the applicable  purchase  price of the Mortgage  Loans to be  purchased.  Upon  purchase by the  Terminating  Entity of any Mortgage  Loans pursuant to  Section 11.01,  the Trust  Administrator  shall notify each Servicer that is servicing any of such Mortgage  Loans of such purchase.

(b)      Any purchase of the Mortgage Loans by the Terminating  Entity shall be made on an Optional  Termination Date by deposit of the applicable  purchase  price into the  Certificate  Account,  as  applicable,  before the  Distribution  Date on which such  purchase is effected.  Upon receipt by the Trust  Administrator of an Officer's  Certificate of the Terminating Entity certifying as to the deposit of such  purchase  price into the  Certificate  Account,  the Trustee,  the Trust  Administrator  and each co-trust  administrator  and separate  trust  administrator,  if any,  then  acting as such under this  Agreement,  shall,  upon  request  and at the expense of the
Terminating  Entity  execute and deliver all such  instruments of transfer or assignment,  in each case without  recourse,  as shall be reasonably  requested by the Terminating  Entity to vest title in the  Terminating  Entity in the Mortgage Loans so purchased and shall transfer or deliver to the Terminating  Entity the purchased  Mortgage Loans.  Any  distributions on the Mortgage Loans which have been subject to an Optional  Termination  received by the Trust  Administrator  subsequent to (or with respect to any period  subsequent to)
the Optional Termination Date shall be promptly remitted by it to the Terminating Entity.

(c)      Any purchase of the Trust  Collateral by the related  Terminating  Auction  Purchaser shall be made on an Terminating  Auction
Date by receipt of the Trust  Administrator  of the related  Mortgage  Loan  Terminating  Auction  Price from the  Terminating  Auction
Purchaser,  and deposit of such Mortgage Loan Terminating Auction Price into the Certificate Account by the Trust Administrator  before the  Distribution  Date on which such  purchase is effected.  Upon deposit of such purchase  price into the  Certificate  Account,  the
Trustee and the Trust  Administrator  and each co-trust  administrator  and separate trust  administrator,  if any, then acting as such under this  Agreement,  shall,  upon  request  and at the expense of the  Terminating  Auction  Purchaser  execute and deliver all such instruments of transfer or assignment,  in each case without  recourse,  as shall be reasonably  requested by the  Terminating  Auction
Purchaser to vest title in the  Terminating  Auction  Purchaser in the Trust  Collateral so purchased and shall  transfer or deliver to the Terminating Auction Purchaser the purchased Trust Collateral.

(d)      Notice of the Distribution Date on which the Trust  Administrator  anticipates that the final  distribution shall be made on a
Class of  Certificates  (whether upon Optional  Termination,  Terminating  Auction Sale or  otherwise),  shall be given promptly by the
Trust  Administrator  by first class mail to Holders of the  affected  Certificates.  Such notice  shall be mailed no earlier  than the
15th day and not later than the 10th day  preceding the  applicable  Optional  Termination  Date,  Terminating  Auction Date or date of final  distribution,  as the case may be. Such notice shall specify  (i) the  Distribution  Date upon which final  distribution  on the affected  Certificates will be made upon  presentation and surrender of such  Certificates at the office or agency therein  designated,
(ii) the  amount of such final  distribution  and  (iii) that  the Record Date otherwise  applicable to such  Distribution  Date is not applicable,  such distribution  being made only upon presentation and surrender of such Certificates at the office or agency maintained for such purposes (the address of which shall be set forth in such notice).

(e)      In the event that any  Certificateholders  shall not surrender  Certificates for cancellation within six months after the date specified in the above  mentioned  written  notice,  the Trust  Administrator  shall give a second written notice to the remaining such
Certificateholders  to surrender their  Certificates  for  cancellation and receive the final  distribution  with respect  thereto.  If within  six  months  after the  second  notice  all the  Certificates  shall  not have been  surrendered  for  cancellation,  the Trust
Administrator  may  take  appropriate   steps,  or  may  appoint  an  agent  to  take  appropriate  steps,  to  contact  the  remaining
Certificateholders  concerning  surrender of their  Certificates,  and the cost thereof shall be paid out of the funds and other assets which remain subject to the Trust Fund.

(f)      Notwithstanding  anything to the contrary herein, the occurrence of an Optional  Termination or Terminating Auction Sale shall be subject to, and shall in no way adversely  affect the right of Wells Fargo to continue  servicing and  collecting  its Servicing Fee for any Wells Fargo Serviced  Mortgage Loan that remains  outstanding at the time of such Optional  Termination or Terminating  Auction
Sale.

SECTION 11.04.    Additional Termination Requirements.

(a)      In the event the Terminating Entity exercises its purchase option pursuant to  Section 11.01(A)  or a Terminating Auction Sale shall have occurred  pursuant to  Section 11.01(c),  the related  subsidiary REMIC shall be terminated in accordance with the following additional  requirements,  unless the Trustee and the Trust  Administrator  have  received an Opinion of Counsel to the effect that the failure to comply with the requirements of this  Section will  not (i) result in the imposition of taxes on a "prohibited  transaction"
of any REMIC  created  hereunder,  as described in  Section 860F  of the Code, or  (ii) cause  any REMIC  created  hereunder to fail to qualify as a REMIC at any time that any Certificates are outstanding:

(i)      within 90 days prior to the final Distribution Date set forth in the notice given by Terminating  Entity under  Section 11.03, the Holder of the Residual Certificates shall adopt a plan of complete liquidation for the related REMIC; and

(ii)     at or after  the time of  adoption  of any such  plan of  complete  liquidation  for such  REMIC  and at or prior to the final
         Distribution Date, the Trustee shall sell all of the assets of such REMIC to the Depositor for cash.

(b)      Upon the exercise of an Optional  Termination by the Terminating  Entity or upon the occurrence of a Terminating  Auction Sale in respect of either REMIC I or REMIC II,  as  applicable,  pursuant to paragraph  (a) of this Section,  followed by the exercise of an
Optional  Termination  by the  Terminating  Entity or upon the  occurrence  of a  Terminating  Auction Sale in respect of the remaining subsidiary REMIC (the "Remaining  Subsidiary REMIC") pursuant to Section 11.01,  each remaining REMIC shall be terminated in accordance with the following additional  requirements,  unless the Trustee and the Trust Administrator have received an Opinion of Counsel to the effect  that the  failure  to comply  with the  requirements  of this  Section will  not  (i) result  in the  imposition  of taxes on a
"prohibited  transaction" of a REMIC,  as described in  Section 860F of the Code, or (ii) cause any REMIC created  hereunder to fail to qualify as a REMIC at any time that any Certificates are outstanding:

(i)      concurrently  with the  adoption  of the plan of complete  liquidation  of the  Remaining  Subsidiary  REMIC,  as set forth in paragraph  (a) of  this  Section,  the Holder of the  Residual  Certificates,  as  applicable,  shall adopt a plan of complete liquidation of each remaining REMIC; and

(ii)     at or after the time of adoption of any such plan of complete  liquidation  for each such remaining  REMIC, at or prior to the final Distribution Date of the Remaining  Subsidiary REMIC to be terminated,  the Trustee shall sell all of the assets of each such remaining REMIC to the Depositor for cash.

(c)      By its acceptance of a Residual  Certificate,  the Holder  thereof hereby agrees to adopt such a plan of complete  liquidation and to take such other action in  connection  therewith as may be reasonably  required to liquidate  and otherwise  terminate any REMIC created pursuant to this Agreement.

                                                              ARTICLE XII
                                                       MISCELLANEOUS PROVISIONS

SECTION 12.01.    Amendment.

(a)      This Agreement may be amended from time to time by the Depositor,  the Master Servicer,  the Servicers,  the Back-Up Servicer,
the Special Servicer, the Seller, the Trust Administrator and the Trustee, without the consent of any of the Certificateholders,

(i)      to cure any error or ambiguity,

(ii)     to  correct  or  supplement  any  provisions  herein  that may be  inconsistent  with any  other  provisions  herein or in the
         Prospectus Supplement,

(iii)    to modify,  eliminate  or add to any of its  provisions  to such extent as shall be  necessary  or  desirable  to maintain the qualification  of the Trust Fund as a REMIC at all times that any  Certificate is outstanding or to avoid or minimize the risk of the  imposition  of any federal  income tax on the Trust Fund  pursuant to the Code that would be a claim against the Trust
         Fund,  provided  that the Trustee  has  received  an Opinion of Counsel to the effect  that (A) such  action is  necessary  or desirable to maintain such  qualification  or to avoid or minimize the risk of the  imposition of any such federal  income tax and (B) such action will not  adversely  affect the status of the Trust Fund as a REMIC or  adversely  affect in any  material respect the interests of any Certificateholder,

(iv)     in connection with the appointment of a successor servicer,  to modify,  eliminate or add to any of the servicing  provisions, provided the Rating Agencies confirm the rating of the Certificates, or

(v)      to make any other  provisions  with respect to matters or  questions  arising  under this  Agreement  that are not  materially inconsistent  with the  provisions of this  Agreement,  provided  that such action shall not adversely  affect in any material
         respect  the   interests  of  any   Certificateholder   or  cause  an  Adverse  REMIC  Event.   Any   Amendment   pursuant  to
         Section 12.01(a)(v) shall  not be deemed to adversely affect in any material respect the interests of any Certificateholder if a letter is obtained from each Rating Agency  stating that such  amendment  would not result in the  downgrading or withdrawal of the respective ratings then assigned to the Certificates; or to comply with the provisions of Regulation AB.

(b)      Except as  provided  in  Section 12.01(c),  this  Agreement  may be  amended  from time to time by the  Depositor,  the Master
Servicer,  the Servicers,  the Back-Up Servicer,  the Special Servicer,  the Seller,  the Trust  Administrator and the Trustee with the consent  of the  Holders  of  Certificates  evidencing,  in the  aggregate,  not  less  than 66 2/3% of the  Voting  Rights  of all the
Certificates  for the purpose of adding any  provisions  to or  changing in any manner or  eliminating  any of the  provisions  of this
Agreement or of modifying in any manner the rights of the Holders of the Certificates;  provided,  however,  that no such amendment may
(i) reduce  in any manner the amount of,  delay the timing of or change the manner in which  payments  received  on or with  respect to
Mortgage Loans are required to be distributed  with respect to any Certificate  without the consent of the Holder of such  Certificate,
(ii) adversely  affect in any material  respect the interests of the Holders of a Class of  Certificates  in a manner other than as set forth in (i) above  without the consent of the Holders of  Certificates  evidencing  not less than 66 2/3% of the Voting Rights of such
Class,  (iii) reduce  the aforesaid  percentages of Voting  Rights,  the holders of which are required to consent to any such amendment without the consent of 100% of the Holders of  Certificates  of the  Class affected  thereby,  (iv) change the percentage of the Stated
Principal Balance of the Mortgage Loans specified in  Section 11.01(a) relating  to optional  termination of the Trust Fund, (v) change the percentage of the Stated Principal Balance of the Mortgage Loans specified in  Sections 11.01(d)  or (e)  relating to a Terminating
Auction Sale, or (vi) modify the provisions of this Section 12.01.

                  It shall not be necessary for the consent of Certificateholders  under this Section to approve the particular form of any proposed  amendment,  but it shall be sufficient if such consent shall approve the substance thereof.  The manner of obtaining such consents and of  evidencing  the  authorization  of the execution  thereof by  Certificateholders  shall be subject to such  reasonable regulations as the Trust Administrator may prescribe.

(c)      This Agreement may be amended from time to time by the Depositor,  the Master Servicer,  the Special Servicer,  the Servicers,
the Back-Up  Servicer,  the Trust  Administrator  and the Trustee for the purpose of making one or more REMIC elections with respect to one or more Classes of Certificates  delivered to the Trustee and issuing one or more additional  classes of certificates  representing interests in the Classes of  Certificates  delivered to the Trustee;  provided,  however,  such amendment  shall require the consent of
100% of the Holders of the  Certificates  of the Class or  Classes  delivered to the Trust  Administrator  and such amendment shall not cause an Adverse REMIC Event.

(d)      Promptly after the execution of any amendment to this Agreement,  the Trust Administrator  shall furnish written  notification of the substance of such amendment to each Certificateholder, and the Rating Agencies.

(e)      Prior to the execution of any amendment to this Agreement,  each of the Trustee and the Trust  Administrator shall receive and be entitled to  conclusively  rely on an Opinion of Counsel (at the expense of the Person  seeking  such  amendment)  stating  that the execution of such  amendment is authorized  and permitted by this  Agreement.  The Trustee and the Trust  Administrator  may, but shall not be obligated  to, enter into any such  amendment  which affects the Trustee's or the Trust  Administrator's  own rights,  duties or immunities under this Agreement.

(f)      The Master Servicer and the Trust  Administrator may consent to any amendment of a Designated  Servicing Agreement to make any other  provisions  with respect to matters or questions  arising under such Designated  Servicing  Agreement or this Agreement that are not materially  inconsistent with the provisions of such Designated  Servicing Agreement and this Agreement,  provided that such action shall not  adversely  affect in any  material  respect the  interests of any  Certificateholder  or cause an Adverse  REMIC Event.  Any amendment  pursuant to this  Section 12.01(f) shall  not be deemed to  adversely  affect in any material  respect the  interests of any
Certificateholders  if a letter is obtained from each Rating Agency stating that such amendment  would not result in the downgrading or withdrawal of the respective ratings then assigned to the Certificates.

(g)      Neither the Master Servicer nor the Trust  Administrator  shall consent to any amendment of a Designated  Servicing  Agreement which shall adversely  affect in any material  respect the interests of the Holders of a Class of  Certificates  without the consent of the Holders of Certificates evidencing not less than 66-2/3% of the Voting Rights of such Class.

                  It shall not be necessary for the consent of Certificateholders  under this Section to approve the particular form of any proposed  amendment of a Designated  Servicing  Agreement,  but it shall be  sufficient if such consent shall approve the substance thereof.  The manner of obtaining  such consents and of evidencing the  authorization  of the execution  thereof by  Certificateholders shall be subject to such reasonable regulations as the Trust Administrator may prescribe.

                  Promptly   after  the  execution  of  any   amendment  to  a  Designated   Servicing   Agreement   pursuant  to  this
Section 12.01(f) or  (g), the Trust Administrator  shall furnish,  upon written notice of such amendment,  written  notification of the substance of such amendment to each Certificateholder, and the Rating Agencies.

(h)      Notwithstanding  any other provision of this Agreement,  no amendment shall be made affecting the rights of the Holders of the
Class P Certificates to receive Assigned Prepayment Premiums,  including any amendment to Section 3.23,  without the consent of 100% of the Holders of the Class P Certificates.

(i)      Notwithstanding  anything to the contrary in this  Section 12.01,  the Master Servicer,  the Special Servicer,  the Servicers,
the Seller,  the Trust  Administrator and the Trustee shall reasonably  cooperate with the Depositor and its counsel to enter into such amendments or  modifications  to the Agreement as may be necessary to comply with Regulation AB and any  interpretation  thereof by the
Commission.

(j)      Without  the  consent  of the Swap  Counterparty,  the  Seller  and the  Depositor  shall  not  enter  into any  amendment  or modification  of the terms and provisions of this Agreement if such amendment or modification  would  materially  adversely  affect the rights and interests of the Swap Counterparty hereunder.

SECTION 12.02.    Recordation of Agreement; Counterparts.

(a)      This Agreement  (other than Schedule I) is subject to recordation in all appropriate  public offices for real property records in all the counties or other comparable  jurisdictions in which any or all of the Mortgaged  Properties are situated,  and in any other appropriate  public recording office or elsewhere.  Such  recordation,  if any, shall be effected by the Depositor at its expense,  but only upon  direction by the Trustee  (acting at the  direction of the holders of  Certificates  evidencing a majority of the  aggregate
Class  Principal  Balance)  accompanied  by an Opinion of Counsel  (at the  Depositor's  expense)  to the effect  that  non-recordation materially and adversely affects the interests of the Certificateholders.

(b)      For the purpose of facilitating  the  recordation of this Agreement as herein provided and for other purposes,  this Agreement may be executed  simultaneously in any number of counterparts,  each of which counterparts shall be deemed to be an original,  and such counterparts shall constitute but one and the same instrument.

SECTION 12.03.    Governing Law.

                  THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE  WITH AND GOVERNED BY THE  SUBSTANTIVE  LAWS OF THE STATE OF NEW YORK
APPLICABLE  TO  AGREEMENTS  MADE AND TO BE PERFORMED IN THE STATE OF NEW YORK AND THE  OBLIGATIONS,  RIGHTS AND REMEDIES OF THE PARTIES
HERETO AND THE CERTIFICATEHOLDERS SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

SECTION 12.04.    Intention of Parties.

(a)      It is the express intent of the Depositor,  the Seller, the Master Servicer,  the Special Servicer,  the Servicers,  the Trust
Administrator  and the Trustee that (i) the  conveyance by DLJMC of the Mortgage Loans to the Depositor  pursuant to the Assignment and
Assumption  Agreement and (v) the  conveyance by the Depositor to the Trustee as provided for in  Section 2.01  of each of the Seller's and  Depositor's  right,  title and interest in and to the Mortgage  Loans be, and be construed as, an absolute sale and  assignment by
DLJMC to the Depositor and by the Depositor to the Trustee of the Mortgage  Loans for the benefit of the  Certificateholders.  Further, it is not intended  that any  conveyance  be deemed to be a pledge of the Mortgage  Loans by DLJMC to the Depositor or by the Depositor
to the Trustee to secure a debt or other  obligation.  However,  in the event that the Mortgage  Loans are held to be property of DLJMC or the Depositor,  as applicable,  or if for any reason the Assignment and Assumption  Agreement or this Agreement is held or deemed to create a security  interest in the Mortgage  Loans,  then it is intended that (i) this  Agreement shall also be deemed to be a security agreement within the meaning of Articles 8 and 9 of the New York Uniform  Commercial Code and the Uniform  Commercial Code of any other applicable  jurisdiction;  (ii) the  conveyances  provided  for in  Section 2.01  shall be deemed to be a grant by the  Seller  and the
Depositor  to the  Trustee on behalf of the  Certificateholders,  to secure  payment in full of the  Secured  Obligations  (as  defined below), of a security  interest in all of the Seller's and the Depositor's  right (including the power to convey title thereto),  title and interest,  whether now owned or hereafter acquired, in and to the Mortgage Loans, including the Mortgage Notes, the Mortgages,  any related  insurance  policies and all other  documents  in the related  Mortgage  Files,  and all  accounts,  contract  rights,  general intangibles,  chattel paper,  instruments,  documents,  money,  deposit accounts,  certificates of deposit,  goods,  letters of credit, advices of credit and  uncertificated  securities  consisting  of, arising from or relating to (A) the Mortgage  Loans,  including with respect to each Mortgage Loan, the Mortgage Note and related  Mortgage,  and all other documents in the related Trustee Mortgage Files, and including any Qualified  Substitute Mortgage Loans; (B) pool insurance policies,  hazard insurance policies and any bankruptcy bond relating to the foregoing,  if applicable;  (C) the Certificate  Account; (D) the Collection Account; (E) all amounts payable after the
Cut-off  Date to the holders of the  Mortgage  Loans in  accordance  with the terms  thereof;  (F) all income,  payments,  proceeds and products of the  conversion,  voluntary  or  involuntary,  of the  foregoing  into cash,  instruments,  securities  or other  property, including without  limitation all amounts from time to time held or invested in the Certificate  Account,  whether in the form of cash, instruments,  securities or other property;  and (G) all cash and non-cash  proceeds of any of the foregoing;  (iii) the  possession by the  Trustee or any other agent of the Trustee of Mortgage  Notes or such other  items of property as  constitute  instruments,  money, documents,  advices of credit, letters of credit, goods,  certificated  securities or chattel paper shall be deemed to be a "possession by the secured  party," or  possession by a purchaser or a person  designated  by him or her, for purposes of  perfecting  the security interest  pursuant to the Uniform  Commercial  Code  (including,  without  limitation,  Sections 9-313,  8-313 or 8-321  thereof);  and
(iv) notifications  to persons  holding such  property,  and  acknowledgments,  receipts or  confirmations  from  persons  holding such property, shall be deemed notifications to, or acknowledgments,  receipts or confirmations from, financial  intermediaries,  securities intermediaries,  bailees or agents (as  applicable)  of the  Trustee  for the  purpose  of  perfecting  such  security  interest  under applicable  law.  "Secured  Obligations"  means (i) the  rights of each  Certificateholder  to be paid any amount owed to it under this
Agreement and (ii) all  other  obligations  of the Seller and the Depositor  under this  Agreement and the  Assignment  and  Assumption
Agreement.

(b)      The Seller and the Depositor,  and, at the Depositor's  direction,  the Master Servicer or the Servicers,  the Trustee and the
Trust  Administrator,  shall, to the extent consistent with this Agreement,  take such reasonable actions as may be necessary to ensure that, if this Agreement were deemed to create a security  interest in the Mortgage Loans and the other property  described above,  such security  interest would be deemed to be a perfected  security  interest of first priority as applicable.  The Depositor  shall prepare and file, at the related  Servicer's  expense,  all filings  necessary to maintain the  effectiveness of any original filings necessary under the Uniform  Commercial  Code as in effect in any  jurisdiction  to perfect  the  Trustee's  security  interest in or lien on the
Mortgage Loans, including without limitation  (i) continuation  statements,  and (ii) such other statements as may be occasioned by any transfer of any interest of the Master Servicer or any Servicer or the Depositor in any Mortgage Loan.

SECTION 12.05.    Notices.

                  In addition to other notices provided under this Agreement,  the Trust Administrator shall notify the Rating Agencies and the Back-Up Servicer in writing:  (a) of any substitution of any Mortgage Loan;  (b) of any payment or draw on any insurance policy applicable to the Mortgage Loans;  (c) of the final payment of any amounts owing to a Class of  Certificates;  (d) any Event of Default under this Agreement; and (e) in the event any Mortgage Loan is purchased in accordance with this Agreement.

                  All  directions,  demands and notices  hereunder shall be in writing and shall be deemed to have been duly given when received (i) in the case of the Depositor,  Credit Suisse First Boston Mortgage  Securities  Corp., 11 Madison Avenue,  4th Floor,  New
York, New York 10010,  Attention: Peter  Sack (with a copy to DLJ Mortgage  Acceptance  Corp., 11 Madison Avenue,  4th Floor, New York,
New York 10010,  Attention:  Peter Sack); (ii) in the case of the Trustee, the Corporate Trust Office,  Attention: Charles F. Pedersen,
or such other  address as may  hereafter  be  furnished to the  Depositor  in writing by the  Trustee;  (iii) in the case of DLJMC,  11
Madison Avenue, 4th Floor, New York,  New York 10010,  Attention:  Peter Sack (with a copy to DLJ Mortgage Acceptance Corp., 11 Madison
Avenue,  4th Floor,  New York,  New York 10010,  Attention:  Peter Sack),  or such other  address as may be hereafter  furnished to the
Depositor and the Trustee by DLJMC in writing;  (iv) in the case of Moody's Investors  Service,  Inc., 99 Church Street,  New York, New
York 10007,  Attention:  Christine  Lachnicht;  (v) in the case of Standard & Poor's Ratings  Services,  a division of The  McGraw-Hill
Companies,  Inc., 55 Water Street,  New York,  New York 10041;  (vi) in the case of SPS, 3815 South West Temple,  Salt Lake City,  Utah
84115,  Attention:  Lester  Cheng,  with a copy to 3815 South West Temple,  Salt Lake City,  Utah 84115,  Attention:  General  Counsel;
(vii) in  the case of Wells  Fargo,  as  Master  Servicer,  Corporate  Trust  Office,  9062 Old  Annapolis  Road,  Columbia,  MD 21045,
Attention: CSFB ARMT 2006-1  or such other  address as may be hereafter  furnished to the  Depositor or the Trustee in writing by Wells
Fargo; (viii) in the case of the Trust Administrator,  the Corporate Trust Office;  (ix) in the case of the Special Servicer,  14523 SW
Millikan Way, Beaverton,  OR 97005,  Attention: Heidi  Peterson,  and (x) in the case of Wells Fargo, with respect to servicing issues,
Wells Fargo Bank, N.A., 1 Home Campus, Des Moines, Iowa 50328-0001,  Attention: John B. Brown, MAC-X2401-042,  Fax: (515) 213-7121, and
with   respect   to  all  other   issues,   Wells   Fargo   Bank,   N.A.,   7495  New   Horizon   Way,   Frederick,   Maryland   21703,
Attention: Ruth M. Kovalski,  MAC-X3902-02X,  Fax: (301) 846-8201,  in each case with a copy to Wells Fargo Bank, N.A.,  1 Home Campus,
Des Moines,  Iowa  50328-0001,  Attention:  General  Counsel,  MAC-X2401-06T,  or such other  address as may be hereafter  furnished in writing by Wells Fargo.

SECTION 12.06.    Severability of Provisions.

                  If any one or more of the  covenants,  agreements,  provisions  or terms of this  Agreement  shall be for any  reason whatsoever held invalid, then such covenants,  agreements,  provisions or terms shall be deemed severable from the remaining covenants, agreements,  provisions or terms of this Agreement and shall in no way affect the validity or  enforceability  of the other  provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

SECTION 12.07.    Limitation on Rights of Certificateholders.

                  The death or incapacity of any  Certificateholder  shall not operate to terminate  this  Agreement or the Trust Fund, nor entitle  such  Certificateholder's  legal  representative  or heirs to claim an  accounting  or to take any action or commence  any proceeding in any court for a petition or winding up of the Trust Fund, or otherwise  affect the rights,  obligations  and  liabilities of the parties hereto or any of them.

                  No Certificateholder  shall have any right to vote (except as provided herein) or in any manner otherwise control the operation  and  management  of the Trust  Fund,  or the  obligations  of the parties  hereto,  nor shall  anything  herein set forth or contained in the terms of the  Certificates  be construed so as to constitute the  Certificateholders  from time to time as partners or members of an association;  nor shall any  Certificateholder be under any liability to any third party by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

                  No  Certificateholder  shall have any right by virtue or by availing  itself of any  provisions of this  Agreement to institute  any suit,  action or  proceeding  in equity or at law upon or under or with  respect to this  Agreement,  unless such Holder previously  shall have given to the Trust  Administrator  a written notice of an Event of Default and of the  continuance  thereof,  as provided  herein,  and  unless  the  Holders  of  Certificates  evidencing  not less than 25% of the  Voting  Rights  evidenced  by the
Certificates  shall also have made written  request upon the Trust  Administrator  to institute such action,  suit or proceeding in its own name as Trust  Administrator  hereunder  and shall have  offered to the Trust  Administrator  such  reasonable  indemnity as it may require  against the costs,  expenses,  and liabilities to be incurred  therein or thereby,  and the Trust  Administrator,  for 60 days after its receipt of such notice,  request and offer of indemnity,  shall have neglected or refused to institute any such action,  suit or  proceeding;  it being  understood  and  intended,  and being  expressly  covenanted  by each  Certificateholder  with  every  other
Certificateholder  and the Trust  Administrator,  that no one or more  Holders  of  Certificates  shall  have any  right in any  manner whatever by virtue or by availing  itself or themselves of any provisions of this Agreement to affect,  disturb or prejudice the rights of the Holders of any other of the  Certificates,  or to obtain or seek to obtain  priority over or preference to any other such Holder or to  enforce  any  right  under  this  Agreement,  except  in  the  manner  herein  provided  and  for  the  common  benefit  of  all
Certificateholders.  For the protection and enforcement of the provisions of this Section 12.07,  each and every  Certificateholder and the Trust Administrator shall be entitled to such relief as can be given either at law or in equity.

SECTION 12.08.    Certificates Nonassessable and Fully Paid.

                  It is the intention of the Depositor that  Certificateholders  shall not be personally  liable for obligations of the
Trust Fund, that the interests in the Trust Fund represented by the  Certificates  shall be  nonassessable  for any reason  whatsoever, and that the Certificates,  upon due authentication  thereof by the Trust  Administrator  pursuant to this Agreement,  are and shall be deemed fully paid.

SECTION 12.09.    Protection of Assets.

                  Except for  transactions  and activities  entered into in connection with the  securitization  that is the subject of this agreement, the trust created by this agreement is not authorized and has no power to:

(i)      borrow money or issue debt;

(ii)     merge with another entity, reorganize, liquidate or sell assets; or

(iii)    engage in any business or activities.

                  Each party to this agreement agrees that it will not file an involuntary  bankruptcy  petition against the Trust Fund or initiate any other form of insolvency proceeding until 366 days after the Certificates have been paid.

SECTION 12.10.    Non-Solicitation.

                  From and after the date of this Agreement,  each of the Depositor,  the Seller,  the Master Servicer,  the Servicers,
the Trust  Administrator  and the  Trustee  agrees that it will not take any action or permit or cause any action to be taken by any of its agents or affiliates,  or by any  independent  contractors on any such party's  behalf,  to personally,  by telephone,  by mail, or electronically  by e-mail or through the Interest or  otherwise,  solicit the borrower or obligor  under any Mortgage Loan to refinance the Mortgage Loan, in whole or in part.  Notwithstanding the foregoing,  it is understood and agreed that promotions  undertaken by the
Depositor,  the Seller, the Master Servicer,  any Servicer,  the Trust  Administrator or the Trustee or any affiliate of any such party that  originates  mortgage  loans in the normal  course,  which are  directed to the  general  public at large,  or  segments  thereof, including,  without  limitation,  mass  mailings  based on  commercially  acquired  mailing lists or  newspaper,  radio and  television advertisements  shall not  constitute  solicitation  under this  Section 12.10,  provided,  that no segment of the general public shall consist  primarily of the borrowers or obligors under the Mortgage Loans.  None of the Depositor,  the Seller,  the Master Servicer,  a
Servicer,  the Trust  Administrator or the Trustee shall permit the sale of the name of any Mortgagor or any list of names that consist primarily of the Mortgages to any Person.

                                                              ARTICLE XIII

                                                        EXCHANGE ACT REPORTING

SECTION 13.01.    Commission Reporting.

                  The Trust  Administrator,  each Servicer and the Master  Servicer  shall  reasonably  cooperate with the Depositor in connection with the Trust's  satisfying the reporting  requirements  under the Exchange Act. The Trust  Administrator  shall prepare on behalf of the  Depositor any Forms 8-K,  10-D and 10-K  customary for similar  securities as required by the Exchange Act and the rules and  regulations of the Commission  thereunder,  and the Depositor shall sign and the Trust  Administrator  shall file (via EDGAR) such
Forms on behalf of the Depositor.

SECTION 13.02.    Form 10-D Reporting

                  Within 15 days after each  Distribution  Date (subject to permitted  extensions  under the Exchange  Act),  the Trust
Administrator  shall prepare and file on behalf of the Trust Fund any Form 10-D  required by the Exchange Act, in form and substance as required  by the  Exchange  Act.  The Trust  Administrator  shall file each  Form 10-D  with a copy of the  related  Monthly  Statement attached  thereto.  Any  disclosure  in addition to the Monthly  Statement  that is required to be included on  Form 10-D  ("Additional
Form 10-D  Disclosure") shall be determined and prepared by and at the direction of the Depositor  pursuant to the following  paragraph and the Trust  Administrator will have no duty or liability for any failure hereunder to determine or prepare any Additional  Form 10-D
Disclosure, except as set forth in the next paragraph.

                  As set forth on Exhibit S hereto,  within five calendar days after the related Distribution Date, (i) the parties set forth thereon shall be required to provide to the Trust  Administrator  and the Depositor,  to the extent known by a responsible  party thereof, in  EDGAR-compatible  form, or in such other form as otherwise agreed upon by the Trust Administrator and such party, the form and substance of any Additional Form 10-D  Disclosure,  if applicable together with an additional  disclosure  notification in the form of Exhibit W  hereto (an  "Additional  Disclosure  Notification")  and (ii) the  Depositor will approve,  as to form and substance,  or disapprove,  as the case may be, the inclusion of the Additional Form 10-D  Disclosure on Form 10-D.  The Depositor will be responsible for any  reasonable  fees and expenses  assessed or incurred by the Trust  Administrator  in connection  with  including any Additional
Form 10-D Disclosure on Form 10-D pursuant to this paragraph.

                  After preparing the Form 10-D,  the Trust Administrator shall forward electronically a draft copy of the Form 10-D to the  Depositor  for review.  Within two  business  days of receipt,  but in no event no later than the  Business  Day prior to the date specified in the next sentence,  the Depositor  shall notify the Trust  Administrator  of any changes to or approval of such Form 10-D.
No later than two Business Days prior to the 15th calendar day after the related  Distribution  Date, an officer of the Master Servicer shall sign the Form 10-D and return an electronic or fax copy of such signed  Form 10-D (with an original  executed hard copy to follow by overnight mail) to the Trust  Administrator.  If a Form 10-D  cannot be filed on time or if a previously filed Form 10-D needs to be amended,  the Trust  Administrator  will follow the  procedures  set forth in Section  13.05.  Promptly (but no later than one Business
Day) after filing with the Commission,  the Trust  Administrator  will make available on its internet  website a final executed copy of each Form 10-D  prepared and filed by the Trust  Administrator.  Each party to this Agreement  acknowledges that the performance by the
Master  Servicer and the Trust  Administrator  of its duties under this Section 13.02 related to the timely  preparation  and filing of
Form 10-D is contingent  upon such parties  strictly  observing all applicable  deadlines in the performance of their duties under this
Section  13.02.  Neither the Trust  Administrator  nor the Master  Servicer shall have any liability for any loss,  expense,  damage or claim arising out of or with respect to any failure to properly prepare,  timely execute and/or timely file such Form 10-D,  where such failure results from the Trust  Administrator's  inability or failure to obtain or receive, on a timely basis, any information from any other party hereto needed to prepare,  arrange for execution or file such Form 10-D,  not resulting from its own negligence,  bad faith or willful misconduct.

SECTION 13.03.    Form 10-K Reporting

                  Within 90 days  after  the end of each  fiscal  year of the  Trust or such  earlier  date as may be  required  by the
Exchange  Act (the "10-K  Filing  Deadline")  (it being  understood  that the fiscal year for the Trust ends on  December  31st of each year),  commencing  in March 2007,  the Trust  Administrator  shall  prepare  and file on behalf of the Trust a Form 10-K,  in form and substance as required by the Exchange  Act.  Each such Form 10-K shall  include the  following  items,  in each case to the extent they have been delivered to the Trust  Administrator  within the applicable time frames set forth in this Agreement,  the related  Custodial
Agreements  and the related  Designated  Servicing  Agreement,  (i) the Item 1123  Certification  for each  Servicer,  each  Additional
Servicer,  the Master Servicer,  Trust Administrator and any Servicing Function Participant engaged by such parties (each, a "Reporting
Servicer")  as described  under  Section  13.06,  (ii)(A) the  Assessment  of Compliance  with  servicing  criteria for each  Reporting
Servicer,  and (B) if any Reporting Servicer's Assessment of Compliance  identifies any material instance of noncompliance,  disclosure identifying such instance of noncompliance,  or if any Reporting  Servicer's  Assessment of Compliance is not included as an exhibit to such Form 10-K,  disclosure  that such  report is not  included  and an  explanation  why such  report is not  included,  (iii)(A)  the
Accountant's  Attestation  for each Reporting  Servicer,  as described  under Section 13.08,  and (B) if any  Accountant's  Attestation
identifies any material instance of noncompliance,  disclosure identifying such instance of noncompliance,  or if any such Accountant's
Attestation is not included as an exhibit to such Form 10-K,  disclosure  that such report is not included and an explanation  why such report is not included,  and (iv) a  Sarbanes-Oxley  Certification  as described in Section  13.09.  Any  disclosure or  information in addition  to (i)  through  (iv) above that is  required  to be  included  on Form 10-K  ("Additional  Form 10-K  Disclosure")  shall be determined and prepared by and at the direction of the Depositor pursuant to the following  paragraph and the Trust  Administrator will have no duty or liability for any failure  hereunder to determine or prepare any Additional Form 10-K  Disclosure,  except as set forth in the next paragraph.

                  As set forth on Exhibit V  hereto,  no later than March 15 of each year that the Trust is subject to the Exchange Act reporting  requirements,  commencing  in 2007,  (i) the  parties  set forth on  Exhibit V  shall be  required  to  provide to the Trust
Administrator and the Depositor,  to the extent known by a responsible  officer, a notice in the form of Exhibit W hereto,  along with, in  EDGAR-compatible  form,  or in such other form as otherwise  agreed upon by the Trust  Administrator  and such party,  the form and substance of any Additional Form 10-K  Disclosure,  if applicable,  together with an Additional  Disclosure  Notification  and (ii) the
Depositor  will  approve,  as to form and  substance,  or  disapprove,  as the case may be, the inclusion of the  Additional  Form 10-K
Disclosure on Form 10-K.  The Depositor  will be responsible  for any  reasonable  fees and expenses  assessed or incurred by the Trust
Administrator in connection with including any Additional Form 10-K Disclosure on Form 10-K pursuant to this paragraph.

                  After preparing the Form 10-K, the Trust Administrator shall forward  electronically a draft copy of the Form 10-K to the Depositor for review.  Within three (3) business days of receipt,  but in no event later than March 25, the Depositor  shall notify the Trust  Administrator  of any changes to or approval of such Form 10-K.  No later than the close of business on the 4th Business Day prior to the 10-K Filing  Deadline,  the  Depositor  shall sign the Form 10-K and return an  electronic or fax copy of such signed Form
10-K (with an original  executed hard copy to follow by overnight mail) to the Trust  Administrator.  If a Form 10-K cannot be filed on time or if a previously filed Form 10-K needs to be amended,  the Trust  Administrator  will follow the procedures set forth in Section
13.05.  Promptly (but no later than 1 Business Day) after filing with the Commission,  the Trust  Administrator  will make available on its  internet  website a final  executed  copy of each Form 10-K  prepared  and filed by the Trust  Administrator.  The parties to this
Agreement  acknowledge  that the performance by the Master Servicer and the Trust  Administrator of its duties under this Section 13.03 related to the timely  preparation and filing of Form 10-K is contingent upon such parties (and the  Custodians,  Designated  Servicers and any Additional  Servicer or Servicing  Function  Participant)  strictly  observing all applicable  deadlines in the  performance of their duties under  Article XIII.  Neither the Trust  Administrator  nor the Master  Servicer  shall have any  liability  for any loss, expense,  damage,  claim arising out of or with respect to any failure to properly  prepare  and/or  timely file such Form 10-K,  where such failure  results from the Trust  Administrator's  inability or failure to obtain or receive,  on a timely basis,  any  information from any other party hereto needed to prepare,  arrange for execution or file such Form 10-K,  not resulting  from its own  negligence, bad faith or willful misconduct.

SECTION 13.04.    Form 8-K Reporting

                  Within four (4) Business Days after the occurrence of an event  requiring  disclosure on Form 8-K (each such event, a
"Reportable Event"), and if requested by the Depositor,  the Trust Administrator shall prepare and file on behalf of the Trust any Form
8-K, as required by the Exchange Act,  provided that the Depositor  shall file the initial Form 8-K in connection  with the issuance of the  Certificates.  Any disclosure or information  related to a Reportable  Event or that is otherwise  required to be included on Form
8-K ("Form 8-K  Disclosure  Information")  shall be determined  and prepared by and at the  direction of the Depositor  pursuant to the following  paragraph and the Trust  Administrator  will have no duty or liability for any failure hereunder to determine or prepare any
Form 8-K Disclosure Information or any Form 8-K, except as set forth in the next paragraph.

                  As set forth on Exhibit U hereto, for so long as the Trust is subject to the Exchange Act reporting requirements,  no later than the end of  business on the 2nd  Business  Day after the  occurrence  of a  Reportable  Event  (i) the  parties set forth on
Exhibit U  shall be required to provide to the Trust  Administrator  and the  Depositor,  to the extent known by a responsible  officer thereof, a notice in the form of Exhibit W attached hereto,  along with, in  EDGAR-compatible  form, or in such other form as otherwise agreed upon by the Trust  Administrator and such party, the form and substance of any Form 8-K Disclosure  Information,  if applicable, together with an Additional Disclosure  Notification and (ii) the Depositor will approve, as to form and substance,  or disapprove,  as the case may be, the inclusion of the Form 8-K Disclosure  Information.  The Depositor will be responsible  for any reasonable fees and expenses assessed or incurred by the Trust  Administrator in connection with including any Form 8-K Disclosure  Information on Form 8-K pursuant to this paragraph.

                  After preparing the Form 8-K, the Trust  Administrator  shall forward  electronically a draft copy of the Form 8-K to the  Depositor  for review.  No later than the Business Day prior to the date  specified in the next  sentence,  the  Depositor and the
Master  Servicer  shall  notify the Trust  Administrator  of any  changes to or  approval of such Form 8-K. No later than noon New York
City time on the 4th Business Day after the Reportable  Event,  an officer of the Master Servicer shall sign the Form 8-K and return an electronic  or fax copy of such  signed  Form 8-K (with an  original  executed  hard copy to  follow  by  overnight  mail) to the Trust
Administrator.  If a Form 8-K cannot be filed on time or if a previously  filed Form 8-K needs to be amended,  the Trust  Administrator will follow the procedures set forth in Section  13.05.  Promptly (but no later than 1 Business Day) after filing with the  Commission, the Trust  Administrator  will, make available on its internet website a final executed copy of each Form 8-K prepared and filed by the
Trust  Administrator.  The  parties to this  Agreement  acknowledge  that the  performance  by the Trust  Administrator  and the Master
Servicer of its duties  under this Section  13.04  related to the timely  preparation  and filing of Form 8-K is  contingent  upon such parties  strictly  observing all applicable  deadlines in the performance of their duties under this Section 13.04.  Neither the Master
Servicer nor the Trust  Administrator  shall have any liability for any loss,  expense,  damage or claim arising out of or with respect to any failure to properly  prepare  and/or  timely  file such Form 8-K,  where such  failure  results  from the Trust  Administrator's inability or failure to obtain or receive,  on a timely basis, any information  from any other party hereto needed to prepare,  arrange for execution or file such Form 8-K, not resulting from its own negligence, bad faith or willful misconduct.

SECTION 13.05.    Delisting; Amendment; Late Filing of Reports
                  On or before January 30 of the first year in which the Trust  Administrator  is able to do so under  applicable  law, the Trust Administrator shall prepare and file a Form 15 Suspension  Notification  relating to the automatic suspension of reporting in respect of the Trust under the Exchange Act.

                  In the event that the Trust  Administrator  is unable to timely file with the Commission all or any required  portion of any Form 8-K, 10-D or 10-K required to be filed by this Agreement because required  disclosure  information was either not delivered to it or delivered to it after the delivery  deadlines  set forth in this  Agreement or for any other reason,  the Trust  Administrator shall promptly  notify the Depositor.  In the case of Form 10-D and 10-K, the parties to this Agreement  shall cooperate to prepare and file a Form  12b-25 and a 10-DA and 10-KA as  applicable,  pursuant to Rule 12b-25 of the  Exchange  Act. In the case of Form 8-K,  the
Trust  Administrator  will,  upon receipt of all required Form 8-K  Disclosure  Information  and upon the approval and direction of the
Depositor,  include such  disclosure  information on the next Form 10-D. In the event that any previously  filed Form 8-K, 10-D or 10-K needs to be amended to include  additional  disclosure,  the Trust  Administrator  shall  notify the  Depositor  and such  parties will cooperate to prepare any  necessary  Form 8-KA,  10-DA or 10-KA.  Any Form 15, Form 12b-25 or any  amendment to Form 8-K,  10-D or 10-K shall be signed by an officer of the Master  Servicer.  The parties to this  Agreement  acknowledge  that the  performance by the Trust
Administrator  and the Master  Servicer of their duties under this Section 13.05 related to the timely  preparation  and filing of Form
15, a Form 12b-25 or any  amendment  to Form 8-K,  10-D or 10-K is  contingent  upon each such party  performing  its duties under this
Section.  Neither the Trust  Administrator  nor the Master  Servicer  shall have any liability for any loss,  expense,  damage or claim arising out of or with respect to any failure to properly  prepare  and/or timely file any such Form 15, Form 12b-25 or any  amendments to Forms 8-K, 10-D or 10-K, where such failure results from the Trust  Administrator's  inability or failure to obtain or receive, on a timely basis,  any information  from any other party hereto needed to prepare,  arrange for execution or file such Form 15, Form 12b-25 or any amendments to Forms 8-K, 10-D or 10-K, not resulting from its own negligence, bad faith or willful misconduct.

SECTION 13.06.    Annual Statements of Compliance

                  The Master  Servicer,  the Trust  Administrator  and each Servicer shall deliver or otherwise make available (and the
Master Servicer,  the Trust  Administrator and each Servicer shall cause any Additional  Servicer engaged by it to deliver or otherwise make  available) to the  Depositor,  the Trustee and the Trust  Administrator  on or before March 15 of each year,  commencing in March
2007, an Officer's  Certificate  (an "Item 1123  Certificate")  stating,  as to the signer  thereof,  that (A) a review of such party's activities during the preceding  calendar year or portion thereof and of such party's  performance under this Agreement,  or such other applicable  agreement in the case of an Additional  Servicer,  has been made under such  officer's  supervision  and (B) to the best of such officer's  knowledge,  based on such review,  such party has fulfilled all its  obligations  under this  Agreement,  or such other applicable  agreement in the case of an Additional  Servicer,  in all material respects throughout such year or portion thereof, or, if there has been a failure to fulfill any such  obligation in any material  respect,  specifying  each such failure known to such officer and the nature and status  thereof.  Promptly after receipt of each such Item 1123  Certificate,  the Depositor  shall review such Item
1123  Certificate and, if applicable,  consult with each such party, as applicable,  as to the nature of any failures by such party, in the fulfillment of any of such party's  obligations  hereunder or, in the case of an Additional  Servicer,  under such other applicable agreement.

                  The Master Servicer shall enforce any obligation of any Designated  Servicer,  to the extent set forth in the related
Designated Servicing  Agreement,  to deliver to the Master Servicer an Item 1123 Certificate as may be required pursuant to the related
Designated  Servicing  Agreement.  The Master Servicer shall include such Item 1123  Certificate  with its own Item 1123 Certificate to be submitted to the Trust Administrator, the Depositor and the Trustee pursuant to this Section.

SECTION 13.07.    Annual Assessments of Compliance.

                  By March 15 of each year,  commencing in March 2007, the Master Servicer,  the Trust Administrator and each Servicer, each at its own  expense,  shall  furnish  or  otherwise  make  available,  and each such  party  shall  cause any  Servicing  Function
Participant  engaged by it to furnish or otherwise make available,  each at its own expense,  to the Trust  Administrator,  the Trustee and the Depositor,  a report on an assessment of compliance with the Relevant  Servicing  Criteria (an "Assessment of Compliance") that contains (A) a statement by such party of its  responsibility  for assessing  compliance with the Relevant  Servicing Criteria for each party as set forth on Exhibit R,  (B) a statement that such party used the Relevant  Servicing  Criteria to assess  compliance with the
Relevant  Servicing  Criteria,  (C) such party's assessment of compliance with the Relevant Servicing Criteria as of and for the fiscal year covered by the Form 10-K required to be filed pursuant to Section  13.03,  including,  if there has been any material  instance of noncompliance  with the Relevant  Servicing  Criteria,  a discussion of each such failure and the nature and status thereof,  and (D) a statement that a registered  public  accounting  firm has issued an Accountant's  Attestation on such party's  Assessment of Compliance with the Relevant Servicing Criteria as of and for such period.

                  No later than the end of each fiscal year for the Trust for which a 10-K is required to be filed,  each  Servicer and the Master Servicer shall each forward to the Trust  Administrator the name of each Servicing  Function  Participant  engaged by it and what Relevant  Servicing Criteria will be addressed in the Assessment of Compliance  prepared by such Servicing  Function  Participant.
When the Master  Servicer and each  Servicer (or any  Servicing  Function  Participant  engaged by them)  submit their  Assessments  of
Compliance to the Trust  Administrator,  such parties will also at such time include the  Assessments of Compliance  (and  Accountant's
Attestation) of each Servicing Function Participant engaged by it.

                  Promptly  after  receipt of each  Assessment  of  Compliance,  the  Depositor  shall  review each such report and, if applicable,  consult with the Master Servicer,  the Trust  Administrator,  each Servicer and any Servicing Function Participant engaged by such parties as to the nature of any material  instance of noncompliance  with the Relevant  Servicing  Criteria by each such party.
None of such  parties  will be  required to deliver any such  assessments  until April 15 in any given year so long as it has  received written  confirmation  from the  Depositor  that a Form 10-K is not  required  to be filed in  respect  of the Trust for the  preceding calendar year.

                  The Master Servicer shall enforce any obligation of the Designated  Servicers and the  Custodians,  to the extent set forth in the related  Designated  Servicing  Agreement or Custodial  Agreement,  as  applicable,  to deliver to the Master  Servicer an
Assessment  of  Compliance  within the time frame set forth in, and in such form and  substance  as may be  required  pursuant  to, the related Designated  Servicing  Agreement or Custodial  Agreement,  as applicable.  The Master Servicer shall include such Assessment of
Compliance with its own Assessment of Compliance to be submitted to the Trust Administrator and the Trustee pursuant to this Section.

SECTION 13.08.    Accountant's Attestation

                  By March 15 of each year,  commencing in 2007, the Master Servicer,  the Trust Administrator and each Servicer,  each at its own expense,  shall cause, and each such party shall cause any Servicing  Function  Participant  engaged by it to cause, each at its own  expense,  a  registered  public  accounting  firm (which may also render  other  services  to the Master  Servicer,  the Trust
Administrator  or a Servicer or such other Servicing  Function  Participants,  as the case may be) and that is a member of the American
Institute of Certified  Public  Accountants to furnish a report (the  "Accountant's  Attestation") to the Trust  Administrator  and the
Depositor,  to the effect that (i) it has obtained a representation  regarding certain matters from the management of such party, which includes an  assertion  that such party has complied  with the Relevant  Servicing  Criteria,  and (ii) on the basis of an  examination conducted by such firm in accordance  with standards for  attestation  engagements  issued or adopted by the PCAOB, it is expressing an opinion as to whether such party's compliance with the Relevant  Servicing  Criteria was fairly stated in all material respects,  or it cannot express an overall opinion regarding such party's  assessment of compliance with the Relevant Servicing  Criteria.  In the event that an overall  opinion cannot be expressed,  such registered  public  accounting firm shall state in such report why it was unable to express such an opinion.  Such report must be available for general use and not contain restricted use language.

                  Promptly after receipt of such  Accountant's  Attestations from the Master Servicer,  each Servicer,  each Designated
Servicer,  each Custodian,  the Trust Administrator or any Servicing Function  Participant  engaged by such parties,  (i) the Depositor shall  review the report and, if  applicable,  consult  with such  parties as to the nature of any  defaults  by such  parties,  in the fulfillment  of any of each  such  party's  obligations  hereunder  or under  any  other  applicable  agreement,  and  (ii)  the  Trust
Administrator  shall confirm that each Assessment of Compliance is coupled with an Accountant's  Attestation  meeting the  requirements of this Section and notify the  Depositor of any  exceptions.  None of such parties  shall be required to deliver any such  assessments until April 15 in any given year so long as it has received  written  confirmation  from the Depositor that a Form 10-K is not required to be filed in respect of the Trust for the preceding calendar year.

                  The Master Servicer shall enforce any obligation of the Designated  Servicers and the  Custodians,  to the extent set forth in the related  Designated  Servicing  Agreement and the related  Custodial  Agreement,  as applicable,  to deliver to the Master
Servicer an  attestation  as may be required  pursuant  to, the related  Designated  Servicing  Agreement  or  Custodial  Agreement  as
applicable.  The Master  Servicer  shall include each such  attestation  with its own  Accountant's  Attestation to be submitted to the
Trust Administrator pursuant to this Section.

SECTION 13.09.    Sarbanes-Oxley Certification

                  Each Form 10-K shall include a certification (the "Sarbanes-Oxley  Certification")  required to be included therewith pursuant to the Sarbanes-Oxley Act. Each Servicer,  the Master Servicer and the Trust  Administrator shall provide,  and each Servicer, the Master  Servicer and the Trust  Administrator  shall cause any  Servicing  Function  Participant  engaged by it to,  provide to the
Person who signs the  Sarbanes-Oxley  Certification (the "Certifying  Person"),  by March 15 of each year in which the Trust is subject to the reporting  requirements  of the Exchange Act and otherwise  within a reasonable  period of time upon  request,  a  certification
(each, a "Back-Up  Certification"),  in the form attached hereto as Exhibit V,  upon which the Certifying  Person, the entity for which the  Certifying  Person acts as an officer,  and such entity's  officers,  directors and Affiliates  (collectively  with the Certifying
Person,  "Certification  Parties") can reasonably  rely. The Depositor shall serve as the Certifying  Person on behalf of the Trust. In the event the Master  Servicer,  the Trust  Administrator  or any Servicing  Function  Participant  engaged by parties is terminated or resigns  pursuant  to the terms of this  Agreement,  or any  applicable  Subservicing  Agreement,  as the case may be, such party shall provide a Back-Up  Certification  to the  Certifying  Person  pursuant to this Section  13.09 with respect to the period of time it was subject to this Agreement or any applicable Subservicing Agreement, as the case may be.

                  The Master Servicer shall enforce any obligation of the Designated Servicers,  to the extent set forth in the related
Designated  Servicing  Agreement,  to deliver to the Master Servicer a  certification  similar to the Back-Up  Certification  as may be required pursuant to the related Designated Servicing Agreement.

SECTION 13.10.    Indemnification

                  Each party  required to deliver an Assessment  of  Compliance  and an  Accountant's  Attestation  and/or an Item 1123
Certification  under Article XIII (each, a "Responsible  Party) shall indemnify and hold harmless the Trust  Administrator,  the Master
Servicer and the Depositor and each of their  directors,  officers,  employees,  agents,  and  affiliates  from and against any and all claims,  losses,  damages,  penalties,  fines,  forfeitures,  reasonable  legal fees and related  costs,  judgments and other costs and expenses  arising  out of or based upon (a) any breach by such  Responsible  Party of any if its  obligations  under this  Article XIII including  particularly  its  obligation to provide any Assessment of Compliance and an  Accountant's  Attestation  and/or an Item 1123
Certification  required under this  Article XIII,  (b) any misstatement or omission in any information,  data or materials  provided by such  Responsible  Party,  or (c) the  negligence,  bad faith or willful  misconduct of such  Responsible  Party in connection with the performance  of any if its  obligations  under  this  Article XIII.  If the  indemnification  provided  for  herein is  unavailable  or insufficient to hold harmless the Master Servicer,  the Trust  Administrator or the Depositor,  then each Responsible Party agrees that it shall contribute to the amount paid or payable by Trust  Administrator,  the Master Servicer or the Depositor,  as applicable,  as a result of any claims,  losses,  damages or liabilities  incurred by the Master Servicer,  the Trust Administrator or the Depositor,  as
applicable,  in such proportion as is appropriate to reflect the relative fault of the Master Servicer,  the Trust Administrator or the
Depositor,  as  applicable,  on the one  hand and such  Responsible  Party,  on the  other.  This  indemnification  shall  survive  the termination of this Agreement or the termination of any party to this Agreement.

                                                               ARTICLE XIV
                                                      SPS AND THE MASTER SERVICER

SECTION 14.01.    Reports and Notices.

(a)      SPS shall  provide the Master  Servicer  the  following  notices and reports in a timely  manner and such  notices and reports shall be prepared using the same  methodology and  calculations  used in its standard  servicing  reports to the Master  Servicer.  SPS shall send all such  notices and reports to the Master  Servicer in a format used for its  standard  servicing  reports.  SPS agrees to provide the Master  Servicer with read-only  access to those portions of its default  management and servicing  platform that relate to the SPS Mortgage Loans.

(i)      All SPS Mortgage  Loans - On each Data  Remittance  Date,  commencing in March 2006,  SPS shall provide the Master  Servicer a report of each SPS Mortgage Loan  indicating  the  information  contained in Exhibit P for the period  relating to the related
         Distribution Date.

(ii)     Liquidated  Mortgage  Loans - On each Data  Remittance  Date SPS shall provide the Master  Servicer with a report listing each
         SPS Mortgage Loan that has  liquidated or been  satisfied in full  indicating the  information,  or information  substantially similar to the information, contained in Exhibit P together with all supporting documentation for the prior calendar month.

(iii)    Mortgage  Guaranty  Insurance  Policy  Claims - Where  applicable,  SPS shall  provide the Master  Servicer with copies of all claims filed under any Mortgage  Guaranty  Insurance  Policy and the actual  amount paid,  together  with the  explanation  of benefits  ("EOB") for each claim filed under any Mortgage  Guaranty  Insurance  Policy in respect of a SPS Mortgage  Loan. SPS shall remit the related  Insurance  Proceeds within five (5) Business Days after their receipt,  submit to the Master Servicer a  foreclosure  settlement  statement  substantially  in the form  attached  hereto as Exhibit Q  and agrees not to deduct any related expenses prior to the Master Servicer's approval of the related foreclosure settlement statement.

(iv)     Loss and Delinquency  Test - SPS shall provide the Master Servicer with all information  required for calculating the Loss and
         Delinquency Test, including but not limited to:

(A)      Loan level and  aggregate  Stated  Principal  Balance of all SPS Mortgage  Loans 61-90 days  delinquent  including any loan(s)
                  delinquent on a bankruptcy plan;

(B)      Loan  level  and  aggregate  Stated  Principal  Balance  of all SPS  Mortgage  Loans  91 days  and  greater  (that  are not in foreclosure) including any loan(s) delinquent on a bankruptcy plan;

(C)      Loan level and aggregate Stated Principal Balance of all SPS Mortgage Loans that are active foreclosures;

(D)      Loan level and aggregate Stated Principal Balance of all SPS Mortgage Loans that are active REOs; and

(E)      Due dates for all SPS Mortgage Loans reported under the categories listed above in (A) through (D).

(b)      SPS shall make its servicing  personnel  available  during normal  business  hours to respond,  either orally or in writing by facsimile  transmission,  express mail, or electronic mail, to reasonable inquiries  transmitted by the Master Servicer with respect to any SPS Mortgage  Loan,  provided that SPS shall only be required to provide  information  that is readily  accessible and available to its servicing personnel.

SECTION 14.02.    Master Servicer's Oversight With Respect to the SPS Mortgage Loans.

(a)      The Master Servicer shall be permitted to provide SPS with advice,  reports and  recommendations  regarding  SPS's  collection efforts and the  management of specific SPS Mortgage  Loans,  which advice may be made in writing,  in the form of  electronic  mail or verbally.  Such advice  shall be based on an  evaluation  of the  information  provided  pursuant to  Section 14.01(a).  The advice may include  comparable  analysis of the performance of the SPS Mortgage Loans with similar  mortgage loans serviced by other mortgage loan servicers.  Such advice may also take the form of benchmark  comparisons  that identify and interpret  SPS's  strengths and  weaknesses relative to similar, unidentified servicers in the industry.

(b)      Each party to the Agreement  acknowledges that the Master Servicer's advice is made in the form of  recommendations,  and that the Master  Servicer does not have the right to direct SPS in performing  its duties under this  Agreement.  SPS may,  after review and analysis of any  recommendation  of the Master Servicer accept or reject such advice,  in SPS's sole discretion,  subject to the duties and obligations of SPS set forth in this Agreement.

SECTION 14.03.    Termination.

                  The rights and  obligations of the Master  Servicer under Sections 14.01 and 14.02 of this Agreement  shall terminate upon the earlier of (i) the  appointment of a successor  Servicer to SPS hereunder for all the SPS Mortgage  Loans or (ii) the  receipt by SPS of a rating of "above  average" (or its  equivalent)  or better as a servicer of subprime  mortgage  loans by each Rating Agency that maintains a servicer rating system and a Rating on the Certificates.

SECTION 14.04.    Liability and Indemnification.

                  Neither the Master Servicer, nor any of its respective directors,  officers,  employees, or agents shall be under any liability for any action taken or for  refraining  from the taking of any action in good faith  pursuant to Sections 14.01 and 14.02 of this Agreement or for errors in judgment;  provided,  however,  that this provision  shall not protect the Master  Servicer or any such other Person against any liability which would  otherwise be imposed by reason of willful  misfeasance,  bad faith or gross  negligence in the  performance  of duties or by reason of disregard of obligations  and duties  hereunder.  The Master  Servicer and any director, officer,  employee,  or agent thereof shall be entitled to rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder.

SECTION 14.05.
                  Confidentiality.

                  The Master Servicer agrees that all material,  nonpublic  information  supplied to it by or on behalf of SPS relating to the SPS Serviced Mortgage Loans or details of SPS's operations or SPS's proprietary systems shall be treated  confidentially  except as  otherwise  provided  by the terms of this  Agreement  or as required by law; it being  understood  that the  provision  of any such information  by the Master  Servicer  to any party  shall not cause such  information  to be  considered  public for  purposes  of this
Section 14.05.  The Master  Servicer shall indemnify SPS against any loss,  liability,  claims,  charges,  damages,  fines,  penalties, judgments,  actions,  suits,  costs and such  other  expenses  incurred  by SPS as a result of a breach by the Master  Servicer  of its obligations under this Section 14.05.

                  IN WITNESS WHEREOF, the Depositor,  the Seller, the Trust Administrator,  the Master Servicer,  the Back-Up Servicer,
the  Trustee,  the Special  Servicer  and the  Servicers  have  caused  their names to be signed  hereto by their  respective  officers thereunto duly authorized all as of the date first written above.

                                                     CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.,
                                                     as Depositor

                                                     By:______________________________________
                                                     Name:
                                                     Title:

                                                     DLJ MORTGAGE CAPITAL, INC.,
                                                     as Seller

                                                     By:______________________________________
                                                     Name:
                                                     Title:

                                                     WELLS FARGO BANK, N.A.,
                                                     as Trust Administrator, as Master Servicer, as Back-Up Servicer and as
                                                     Supplemental Interest Trust Trustee

                                                     By:______________________________________
                                                     Name:
                                                     Title:

                                                     U.S. BANK NATIONAL ASSOCIATION,
                                                     as Trustee

                                                     By:______________________________________
                                                     Name:
                                                     Title:

                                                     WELLS FARGO BANK, N.A.,
                                                     as a Servicer

                                                     By:______________________________________
                                                     Name:
                                                     Title:

                                                     SELECT PORTFOLIO SERVICING, INC.,
                                                     as a Servicer and Special Servicer

                                                     By:______________________________________
                                                     Name:
                                                     Title:

STATE OF NEW YORK          )
         : ss.:
COUNTY OF NEW YORK         )

On this __ day of February,  2006, before me, personally  appeared  _____________,  known to me to be a Vice President of Credit Suisse
First Boston Mortgage  Securities  Corp., one of the corporations that executed the within  instrument,  and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                                     Notary Public
[NOTARIAL SEAL]

STATE OF NEW YORK          )
         : ss.:
COUNTY OF NEW YORK         )

On the __ day of February,  2006,  before me,  personally  appeared  ____________,  known to me to be a Vice  President of DLJ Mortgage
Capital,  Inc., one of the  corporations  that executed the within  instrument and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                                              Notary Public
[NOTARIAL SEAL]

STATE OF ______________)
         : ss.:
COUNTY OF _____________)

On the _____ day of February,  2006 before me, a Notary Public in and for said State, personally appeared  ____________________,  known to me to be a  __________________  of SPS, the Utah  corporation  that  executed the within  instrument  and also known to me to be the person who  executed it on behalf of said  corporation,  and  acknowledged  to me that such  limited  partnership  executed  the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                                              Notary Public

[NOTARIAL SEAL]

 STATE OF                           )
         : ss.:
COUNTY OF                           )

On the _____ day of February,  2006 before me, a Notary Public in and for said State, personally appeared  ____________________,  known to me to be a  __________________  of Wells Fargo Bank, N.A., the national banking  association that executed the within instrument and also known to me to be the person who executed it on behalf of said national  banking  association,  and  acknowledged  to me that such banking corporation executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                                              Notary Public

[NOTARIAL SEAL]

STATE OF                            )
         : ss.:
COUNTY OF                           )

On the _____ day of February,  2006 before me, a Notary Public in and for said State, personally appeared  ____________________,  known to me to be a  __________________  of Wells Fargo Bank, N.A., the national banking  association that executed the within instrument and also known to me to be the person who executed it on behalf of said national  banking  association,  and  acknowledged  to me that such banking corporation executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                                              Notary Public

[NOTARIAL SEAL]

 STATE OF NEW YORK         )
         : ss.:
COUNTY OF NEW YORK         )

On the _____ day of February,  2006 before me, a Notary Public in and for said State, personally appeared  ____________________,  known to me to be a  __________________  of U.S.  Bank  National  Association,  the national  banking  association  that  executed the within instrument and also known to me to be the person who executed it on behalf of said national  banking  association,  and acknowledged to me that such national banking association executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                                              Notary Public

[NOTARIAL SEAL]

                                         EXHIBIT A

                                FORM OF CLASS A CERTIFICATE

UNLESS THIS  CERTIFICATE  IS PRESENTED BY AN  AUTHORIZED  REPRESENTATIVE  OF THE  DEPOSITORY
TRUST COMPANY,  A NEW YORK CORPORATION  ("DTC"),  TO ISSUER OR ITS AGENT FOR REGISTRATION OF
TRANSFER,  EXCHANGE,  OR PAYMENT,  AND ANY  CERTIFICATE  ISSUED IS REGISTERED IN THE NAME OF
CEDE & CO. OR IN SUCH OTHER NAME AS IS  REQUESTED  BY AN  AUTHORIZED  REPRESENTATIVE  OF DTC
(AND ANY  PAYMENT  IS MADE TO CEDE & CO.  OR TO SUCH  OTHER  ENTITY  AS IS  REQUESTED  BY AN
AUTHORIZED  REPRESENTATIVE  OF DTC), ANY TRANSFER,  PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL  INASMUCH AS THE REGISTERED  OWNER HEREOF,  CEDE &
CO., HAS AN INTEREST HEREIN.

SOLELY FOR U.S.  FEDERAL INCOME TAX PURPOSES,  THIS  CERTIFICATE  REPRESENTS  OWNERSHIP OF A
"REGULAR  INTEREST"  IN A "REAL  ESTATE  MORTGAGE  INVESTMENT  CONDUIT,"  AS THOSE TERMS ARE
DEFINED,  RESPECTIVELY,  IN SECTIONS 860G AND 860D OF THE INTERNAL  REVENUE CODE OF 1986, AS
AMENDED (THE "CODE").

Certificate No.                     :     1

Cut-off Date                        :     February 1, 2006

First Distribution Date             :     March 27, 2006

Initial Certificate Balance
of this Certificate
("Denomination")                    :

Initial Certificate Balances
of all Certificates
of this Class                       :

CUSIP                               :

Pass-Through Rate                   :     Variable

Maturity Date                       :     March 2036

                    CREDIT SUISSE FIRST BOSTON MORTGAGE ACCEPTANCE CORP.
                   Credit Suisse First Boston Mortgage Securities Corp.,
          Adjustable Rate Mortgage-Backed Pass-Through Certificates, Series 2006-1
                                     Class [__]-A-[__]

      evidencing  a  percentage  interest  in  the  distributions   allocable  to  the
      Certificates  of  the  above-referenced  Class  with  respect  to a  Trust  Fund consisting  primarily of a pool of adjustable rate  conventional  mortgage loans
      (the  "Mortgage   Loans")   secured  by  first  liens  on  one-  to  four-family
      residential properties.

             Credit Suisse First Boston Mortgage Securities Corp., as Depositor

      Principal  in  respect  of this  Certificate  is  distributable  monthly  as set forth herein.  Accordingly,  the Certificate  Balance at any time may be less than the Certificate
Balance as set forth herein.  This  Certificate  does not evidence an  obligation  of, or an interest in, and is not guaranteed by the Depositor,  the Seller,  the Master Servicer,  the
Servicers,  the Special Servicer,  the Trust  Administrator or the Trustee referred to below or any of their respective  affiliates.  Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      This  certifies that CEDE & CO., is the  registered  owner of the Percentage  Interest evidenced by this Certificate  (obtained by dividing the denomination of this Certificate by the  aggregate  of the  denominations  of  all  Certificates  of the  Class  to  which  this
Certificate  belongs)  in  certain  monthly  distributions  with  respect  to a  Trust  Fund consisting  primarily of the Mortgage Loans deposited by Credit Suisse First Boston Mortgage
Securities  Corp. (the  "Depositor").  The Trust Fund was created  pursuant to a Pooling and
Servicing  Agreement  dated as of the Cut-off Date specified above (the  "Agreement")  among
Credit Suisse First Boston Mortgage  Securities  Corp., as depositor,  DLJ Mortgage Capital,
Inc., as seller, Wells Fargo Bank, N.A., as trust administrator,  master servicer,  servicer and back-up  servicer,  U.S. Bank  National  Association,  as trustee,  and Select Portfolio
Servicing,  Inc., as a servicer and as special  servicer.  To the extent not defined herein, the  capitalized  terms used  herein  have the  meanings  assigned  in the  Agreement.  This
Certificate  is issued under and is subject to the terms,  provisions  and conditions of the
Agreement,  to which  Agreement the Holder of this  Certificate  by virtue of the acceptance hereof assents and by which such Holder is bound.

      Reference is hereby made to the further  provisions of this  Certificate  set forth on the reverse hereof,  which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate  shall not be entitled to any benefit under the Agreement or be valid for any purpose  unless  manually  countersigned  by an  authorized  signatory  of the Trust
Administrator.

      IN WITNESS  WHEREOF,  the Trust  Administrator  has caused this Certificate to be duly executed.

Dated:  ___________________

                                    WELLS FARGO BANK, N.A.
                                    as Trust Administrator

                                    By_________________________________
Countersigned:

By ___________________________
      Authorized Signatory of
      WELLS FARGO BANK, N.A.
      as Trust Administrator

                                         EXHIBIT B

                              FORM OF CLASS [__]-M CERTIFICATE

UNLESS THIS  CERTIFICATE  IS PRESENTED BY AN  AUTHORIZED  REPRESENTATIVE  OF THE  DEPOSITORY
TRUST COMPANY,  A NEW YORK CORPORATION  ("DTC"),  TO ISSUER OR ITS AGENT FOR REGISTRATION OF
TRANSFER,  EXCHANGE,  OR PAYMENT,  AND ANY  CERTIFICATE  ISSUED IS REGISTERED IN THE NAME OF
CEDE & CO. OR IN SUCH OTHER NAME AS IS  REQUESTED  BY AN  AUTHORIZED  REPRESENTATIVE  OF DTC
(AND ANY  PAYMENT  IS MADE TO CEDE & CO.  OR TO SUCH  OTHER  ENTITY  AS IS  REQUESTED  BY AN
AUTHORIZED  REPRESENTATIVE  OF DTC), ANY TRANSFER,  PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL  INASMUCH AS THE REGISTERED  OWNER HEREOF,  CEDE &
CO., HAS AN INTEREST HEREIN.

SOLELY FOR U.S.  FEDERAL INCOME TAX PURPOSES,  THIS  CERTIFICATE  REPRESENTS  OWNERSHIP OF A
"REGULAR  INTEREST"  IN A "REAL  ESTATE  MORTGAGE  INVESTMENT  CONDUIT,"  AS THOSE TERMS ARE
DEFINED,  RESPECTIVELY,  IN SECTIONS 860G AND 860D OF THE INTERNAL  REVENUE CODE OF 1986, AS
AMENDED (THE "CODE").

THIS  CERTIFICATE IS SUBORDINATED  IN RIGHT OF PAYMENT TO CERTAIN  CERTIFICATES AS DESCRIBED
IN THE AGREEMENT REFERRED TO HEREIN.

Certificate No.                     :     1

Cut-off Date                        :     February 1, 2006

First Distribution Date             :     March 27, 2006

Initial Certificate Balance
of this Certificate
("Denomination")                    :

Initial Certificate Balances
of all Certificates
of this Class                       :

CUSIP                               :

Pass-Through Rate                   :     Variable

Maturity Date                       :     March 2036

                    CREDIT SUISSE FIRST BOSTON MORTGAGE ACCEPTANCE CORP.
                           Adjustable Rate Mortgage Trust 2006-1,
          Adjustable Rate Mortgage-Backed Pass-Through Certificates, Series 2006-1
                                     Class [__]-M-[__]

      evidencing  a  percentage  interest  in  the  distributions   allocable  to  the
      Certificates  of  the  above-referenced  Class  with  respect  to a  Trust  Fund consisting  primarily of a pool of adjustable rate  conventional  mortgage loans
      (the  "Mortgage   Loans")   secured  by  first  liens  on  one-  to  four-family
      residential properties.

             Credit Suisse First Boston Mortgage Securities Corp., as Depositor

      Principal  in  respect  of this  Certificate  is  distributable  monthly  as set forth herein.  Accordingly,  the Certificate  Balance at any time may be less than the Certificate
Balance as set forth herein.  This  Certificate  does not evidence an  obligation  of, or an interest in, and is not guaranteed by the Depositor,  the Seller,  the Master Servicer,  the
Servicers,  the Special Servicer,  the Trust  Administrator or the Trustee referred to below or any of their respective  affiliates.  Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      This  certifies that CEDE & CO., is the  registered  owner of the Percentage  Interest evidenced by this Certificate  (obtained by dividing the denomination of this Certificate by the  aggregate  of the  denominations  of  all  Certificates  of the  Class  to  which  this
Certificate  belongs)  in  certain  monthly  distributions  with  respect  to a  Trust  Fund consisting  primarily of the Mortgage Loans deposited by Credit Suisse First Boston Mortgage
Securities  Corp. (the  "Depositor").  The Trust Fund was created  pursuant to a Pooling and
Servicing  Agreement  dated as of the Cut-off Date specified above (the  "Agreement")  among
Credit Suisse First Boston Mortgage  Securities  Corp., as depositor,  DLJ Mortgage Capital,
Inc., as seller, Wells Fargo Bank, N.A., as trust administrator,  master servicer,  servicer and back-up  servicer,  U.S. Bank  National  Association,  as trustee,  and Select Portfolio
Servicing,  Inc., as a servicer and as special  servicer.  To the extent not defined herein, the  capitalized  terms used  herein  have the  meanings  assigned  in the  Agreement.  This
Certificate  is issued under and is subject to the terms,  provisions  and conditions of the
Agreement,  to which  Agreement the Holder of this  Certificate  by virtue of the acceptance hereof assents and by which such Holder is bound.

      Reference is hereby made to the further  provisions of this  Certificate  set forth on the reverse hereof,  which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate  shall not be entitled to any benefit under the Agreement or be valid for any purpose  unless  manually  countersigned  by an  authorized  signatory  of the Trust
Administrator.

      IN WITNESS  WHEREOF,  the Trust  Administrator  has caused this Certificate to be duly executed.

Dated:  __________________

                                    WELLS FARGO BANK, N.A.
                                    as Trust Administrator

                                    By ____________________________
Countersigned:

By ___________________________
      Authorized Signatory of
      WELLS FARGO BANK, N.A.
      as Trust Administrator

                                         EXHIBIT C

                              FORM OF CLASS [__]-B CERTIFICATE

SOLELY FOR U.S.  FEDERAL INCOME TAX PURPOSES,  THIS  CERTIFICATE  REPRESENTS  OWNERSHIP OF A
"REGULAR  INTEREST"  IN A "REAL  ESTATE  MORTGAGE  INVESTMENT  CONDUIT,"  AS THOSE TERMS ARE
DEFINED,  RESPECTIVELY,  IN SECTIONS 860G AND 860D OF THE INTERNAL  REVENUE CODE OF 1986, AS
AMENDED (THE "CODE").

THIS  CERTIFICATE IS SUBORDINATED  IN RIGHT OF PAYMENT TO CERTAIN  CERTIFICATES AS DESCRIBED
IN THE AGREEMENT REFERRED TO HEREIN.

[THIS  CERTIFICATE  HAS NOT BEEN  REGISTERED  UNDER THE  SECURITIES  ACT OF 1933, AS AMENDED
("THE ACT"). ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT  REGISTRATION  THEREOF UNDER
THE ACT MAY ONLY BE MADE IN A TRANSACTION  EXEMPTED FROM THE  REGISTRATION  REQUIREMENTS  OF
THE ACT AND IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN.]

PURSUANT  TO SECTION  6.02(f)  OF THE  AGREEMENT,  AN  ERISA-RESTRICTED  CERTIFICATE  OR ANY
INTEREST HEREIN MAY NOT BE TRANSFERRED  UNLESS THE TRANSFEREE  DELIVERS TO THE TRUSTEE (I) A
REPRESENTATION  LETTER TO THE EFFECT THAT SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR
ARRANGEMENT  SUBJECT TO THE EMPLOYEE  RETIREMENT  INCOME  SECURITY  ACT OF 1974,  AS AMENDED
("ERISA")  OR  SECTION  4975 OF THE  CODE OR A PERSON  USING  THE  ASSETS  OF SUCH A PLAN OR
ARRANGEMENT OR (II) IF THE PURCHASER IS AN INSURANCE  COMPANY AND THE  CERTIFICATE  HAS BEEN
THE SUBJECT OF AN  ERISA-QUALIFYING  UNDERWRITING,  A REPRESENTATION  IN ACCORDANCE WITH THE
PROVISIONS OF THE AGREEMENT  REFERRED TO HEREIN OR (III) AN OPINION OF COUNSEL IN ACCORDANCE
WITH THE PROVISIONS OF THE AGREEMENT  REFERRED TO HEREIN.  IN THE EVENT THE  REPRESENTATIONS
REFERRED TO IN THE  PRECEDING  SENTENCE  ARE NOT  FURNISHED,  SUCH  REPRESENTATION  SHALL BE
DEEMED TO HAVE BEEN MADE TO THE TRUSTEE BY THE TRANSFEREE'S  ACCEPTANCE OF THIS CERTIFICATE,
OR BY ANY  BENEFICIAL  OWNER WHO  PURCHASES AN INTEREST IN THIS  CERTIFICATE  IN  BOOK-ENTRY
FORM.  IN THE EVENT THAT A  REPRESENTATION  IS  VIOLATED,  OR ANY ATTEMPT TO  TRANSFER  THIS
CERTIFICATE  TO A PLAN OR ARRANGEMENT  OR PERSON USING A PLAN'S OR  ARRANGEMENT'S  ASSETS IS
ATTEMPTED  WITHOUT THE  DELIVERY TO THE TRUSTEE OF THE OPINION OF COUNSEL  DESCRIBED  ABOVE,
THE ATTEMPTED TRANSFER OR ACQUISITION OF THIS CERTIFICATE SHALL BE VOID AND OF NO EFFECT.

Certificate No.                     :     1

Cut-off Date                        :     February 1, 2006

First Distribution Date             :     March 27, 2006

Initial Certificate Balance
of this Certificate
("Denomination")                    :

Initial Certificate Balances
of all Certificates
of this Class                       :

Percentage Interest                 :     100%

CUSIP                               :

Pass-Through Rate                   :     Variable

Maturity Date                       :     March 2036

                    CREDIT SUISSE FIRST BOSTON MORTGAGE ACCEPTANCE CORP.
                           Adjustable Rate Mortgage Trust 2006-1,
          Adjustable Rate Mortgage-Backed Pass-Through Certificates, Series 2006-1
                                     Class [__]-B-[__]

      evidencing  a  percentage  interest  in  the  distributions   allocable  to  the
      Certificates  of  the  above-referenced  Class  with  respect  to a  Trust  Fund consisting  primarily of a pool of adjustable rate  conventional  mortgage loans
      (the  "Mortgage   Loans")   secured  by  first  liens  on  one-  to  four-family
      residential properties.

             Credit Suisse First Boston Mortgage Securities Corp., as Depositor

      This  Certificate  does not evidence an  obligation  of, or an interest in, and is not guaranteed by the Depositor,  the Seller,  the Master Servicer,  the Servicers,  the Special
Servicer,  the  Trustee  or the  Trust  Administrator  referred  to  below  or any of  their respective  affiliates.  Neither this  Certificate  nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      This   certifies   that   [_____________________________________________],    is   the
registered  owner of the  Percentage  Interest  evidenced by this  Certificate  (obtained by dividing the denomination of this  Certificate by the aggregate of the  denominations of all
Certificates  of  the  Class  to  which  this   Certificate   belongs)  in  certain  monthly
distributions  with  respect to a Trust Fund  consisting  primarily  of the  Mortgage  Loans deposited by Credit Suisse First Boston Mortgage  Securities  Corp. (the  "Depositor").  The
Trust  Fund was  created  pursuant  to a Pooling  and  Servicing  Agreement  dated as of the
Cut-off Date specified  above (the  "Agreement")  among Credit Suisse First Boston  Mortgage
Securities  Corp., as depositor,  DLJ Mortgage Capital,  Inc., as seller,  Wells Fargo Bank,
N.A., as trust  administrator,  master servicer,  servicer and back-up  servicer,  U.S. Bank
National  Association,  as trustee, and Select Portfolio Servicing,  Inc., as a servicer and as special  servicer.  To the extent not defined herein,  the capitalized  terms used herein have the  meanings  assigned  in the  Agreement.  This  Certificate  is issued  under and is subject to the terms,  provisions and conditions of the  Agreement,  to which  Agreement the
Holder of this  Certificate  by virtue of the  acceptance  hereof  assents and by which such
Holder is bound.

      [For  Privately  Offered  Certs only] [No transfer of this  Certificate  shall be made unless such  transfer is made  pursuant to an  effective  registration  statement  under the
Securities Act and any applicable  state  securities laws or is exempt from the registration requirements  under  said Act and such laws.  In the event that a transfer  is to be made in reliance  upon an  exemption  from the  Securities  Act and such  laws,  in order to  assure compliance with the Securities Act and such laws, the  Certificateholder  desiring to effect such transfer and such Certificateholder's  prospective transferee shall each certify to the
Trust  Administrator in writing the facts  surrounding the transfer and (i) deliver a letter in substantially the form of either Exhibit L and either  (A) Exhibit M 1, provided that all of the  Certificates  of the Class shall be  transferred  to one  investor or the  Depositor otherwise consents to such transfer,  or (B) Exhibit M-2 or (ii) there shall be delivered to the Trust  Administrator  at the expense of the  transferor  an Opinion of Counsel that such transfer may be made  pursuant to an exemption  from the  Securities  Act. The Holder hereof desiring to affect such  transfer  shall,  and does hereby agree to,  indemnify the Trustee, the Trust  Administrator  and the  Depositor  against any  liability  that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.]

      Pursuant to  Section 6.02(f)  of the  Agreement,  no  transfer of an  ERISA-Restricted
Certificate   shall  be  made  unless  the  Trustee  shall  have   received   either  (i)  a
representation letter from the transferee of such ERISA-Restricted  Certificate,  acceptable to and in form and substance  satisfactory  to the Trust  Administrator,  to the effect that such  transferee is not an employee  benefit plan or  arrangement  subject to Section 406 of
ERISA or  Section 4975  of the  Code,  or a person  using  the  assets  of any such  plan or arrangement which  representation  letter shall not be an expense of the Trustee,  the Trust
Administrator  or the Trust Fund,  (ii) if the  purchaser  is an  insurance  company and the
ERISA-Restricted  Certificate has been the subject of an  ERISA-Qualifying  Underwriting,  a representation  that  the  purchaser  is an  insurance  company  which  is  purchasing  such
Certificates  with funds contained in an "insurance  company general  account" (as such term is defined in Section V(e) of Prohibited  Transaction  Class Exemption 95-60 ("PTCE 95-60"))
and that the purchase and holding of such  Certificate  are covered under Sections I and III of PTCE 95-60 or (iii) in the case of any such  ERISA-Restricted  Certificate  presented for registration  in the name of an employee  benefit plan subject to ERISA or  Section 4975  of the Code (or  comparable  provisions of any subsequent  enactments),  or a person using such
plan's  or  arrangement's   assets,  an  Opinion  of  Counsel   satisfactory  to  the  Trust
Administrator  to the effect  that the  purchase  or holding  of such  Certificate  will not result in prohibited  transactions  under  Section 406 of ERISA and/or  Section 4975  of the
Code and will not subject the Depositor,  the Trustee, the Trust  Administrator,  the Master
Servicer or any other  Servicer to any  obligation  in addition to those  undertaken in this
Agreement,  which  Opinion of Counsel  shall not be an expense of such  parties or the Trust
Fund.  In the  event the  representations  referred  to in the  preceding  sentence  are not furnished,  such  representation  shall be deemed to have  been made to the  trustee  by the transferee's  acceptance of an  ERISA-Restricted  Certificate or by any beneficial owner who purchases  an  interest  in  this  certificate  in  book-entry  form.  In the  event  that a representation is violated, or any attempt to transfer an ERISA-Restricted  Certificate to a plan or arrangement or person using a plan's or  arrangement's  assets is attempted  without the  delivery  to the  Trustee of the  Opinion of Counsel  described  above,  the  attempted transfer or acquisition of this certificate shall be void and of no effect.

      Reference is hereby made to the further  provisions of this  Certificate  set forth on the reverse hereof,  which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate  shall not be entitled to any benefit under the Agreement or be valid for any purpose  unless  manually  countersigned  by an  authorized  signatory  of the Trust
Administrator.

      IN WITNESS  WHEREOF,  the Trust  Administrator  has caused this Certificate to be duly executed.

Dated:  __________________

                                    WELLS FARGO BANK, N.A.
                                    as Trust Administrator

                                    By_____________________________
Countersigned:

By ___________________________
      Authorized Signatory of
      WELLS FARGO BANK, N.A.
      as Trust Administrator

                                        EXHIBIT D-1

                                FORM OF CLASS AR CERTIFICATE

SOLELY FOR U.S.  FEDERAL  INCOME TAX  PURPOSES,  THIS  CERTIFICATE  REPRESENTS  OWNERSHIP OF
"RESIDUAL  INTERESTS" ISSUED BY "REAL ESTATE MORTGAGE  INVESTMENT  CONDUITS," AS THOSE TERMS
ARE DEFINED,  RESPECTIVELY,  IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986,
AS AMENDED (THE "CODE").

NEITHER THIS  CERTIFICATE  NOR ANY INTEREST  HEREIN MAY BE  TRANSFERRED  UNLESS THE PROPOSED
TRANSFEREE  DELIVERS TO THE TRUST  ADMINISTRATOR A TRANSFER AFFIDAVIT IN ACCORDANCE WITH THE
PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN.

NEITHER THIS  CERTIFICATE NOR ANY INTEREST  HEREIN MAY BE TRANSFERRED  UNLESS THE TRANSFEREE
DELIVERS TO THE TRUSTEE A  REPRESENTATION  LETTER TO THE EFFECT THAT SUCH  TRANSFEREE IS NOT
AN EMPLOYEE BENEFIT PLAN OR ARRANGEMENT  SUBJECT TO THE EMPLOYEE  RETIREMENT INCOME SECURITY
ACT OF 1974, AS AMENDED  ("ERISA") OR  ARRANGEMENT,  OR SECTION 4975 OF THE CODE OR A PERSON
USING  THE  ASSETS  OF  SUCH A PLAN OR  ARRANGEMENT.  NOTWITHSTANDING  ANYTHING  ELSE TO THE
CONTRARY HEREIN,  ANY PURPORTED  TRANSFER OF THIS CERTIFICATE TO OR ON BEHALF OF AN EMPLOYEE
BENEFIT PLAN OR ARRANGEMENT SUBJECT TO ERISA OR TO THE CODE SHALL BE VOID AND OF NO EFFECT.

Certificate No.                     :     1

Cut-off Date                        :     February 1, 2006

First Distribution Date             :     March 27, 2006

Initial Certificate Balance
of this Certificate
("Denomination")                    :

Initial Certificate Balances
of all Certificates
of this Class                       :

CUSIP                               :

Pass-Through Rate                   :     Variable

Maturity Date                       :     March 2036

                    CREDIT SUISSE FIRST BOSTON MORTGAGE ACCEPTANCE CORP.
                           Adjustable Rate Mortgage Trust 2006-1,
          Adjustable Rate Mortgage-Backed Pass-Through Certificates, Series 2006-1
                                          Class AR

      evidencing a percentage interest in the distributions  allocable to the Class AR
      Certificates  with  respect to a Trust Fund  consisting  primarily  of a pool of adjustable rate  conventional  mortgage loans (the "Mortgage  Loans") secured by first liens on one- to four-family residential properties.

             Credit Suisse First Boston Mortgage Securities Corp., as Depositor

      Principal  in  respect  of this  Certificate  is  distributable  monthly  as set forth herein.  Accordingly,  the Certificate  Balance at any time may be less than the Certificate
Balance as set forth herein.  This  Certificate  does not evidence an  obligation  of, or an interest in, and is not guaranteed by the Depositor,  the Seller,  the Master Servicer,  the
Servicers,  the Special Servicer,  the Trustee or the Trust Administrator  referred to below or any of their respective  affiliates.  Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      This certifies  that Credit Suisse  Securities  (USA) LLC, is the registered  owner of
the  Percentage   Interest   evidenced  by  this  Certificate   (obtained  by  dividing  the
denomination of this  Certificate by the aggregate of the  denominations of all Certificates of the Class to which this  Certificate  belongs)  in  certain  monthly  distributions  with respect to a Trust Fund  consisting  primarily  of the  Mortgage  Loans  deposited by Credit
Suisse First Boston Mortgage Securities Corp. (the "Depositor").  The Trust Fund was created pursuant to a Pooling and Servicing  Agreement  dated as of the Cut-off Date specified above
(the "Agreement") among Credit Suisse First Boston Mortgage  Securities Corp., as depositor,
DLJ Mortgage  Capital,  Inc., as seller,  Wells Fargo Bank,  N.A.,  as trust  administrator, master servicer, servicer and back-up servicer,  U.S. Bank National Association, as trustee, and Select Portfolio Servicing,  Inc., as a servicer and as special servicer.  To the extent not defined  herein,  the  capitalized  terms used herein have the meanings  assigned in the
Agreement.  This  Certificate  is issued under and is subject to the terms,  provisions  and conditions of the Agreement,  to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Any  distribution  of the proceeds of any  remaining  assets of the Trust Fund will be made only upon  presentment  and  surrender of this Class AR  Certificate  at the  Corporate
Trust Office or the office or agency maintained by the Trust  Administrator in New York, New
York.

      Pursuant  to  Section 6.02(f)   of  the  Agreement,   no  transfer  of  this  Residual
Certificate  shall be made unless the Trustee  shall have received a  representation  letter from  the  transferee  of  such  Certificate,  acceptable  to  and  in  form  and  substance satisfactory  to the Trust  Administrator,  to the  effect  that such  transferee  is not an employee benefit plan or arrangement  subject to Section 406 of ERISA or Section 4975 of the
Code,  or a person  using the assets of any such plan or  arrangement  which  representation letter shall not be an expense of the Trustee,  the Trust  Administrator  or the Trust Fund.
In the event the  representations  referred to in the preceding  sentence are not furnished, such  representation  shall be deemed to have been made to the  Trustee by the  transferee's acceptance  of this  Residual  Certificate  or by any  beneficial  owner  who  purchases  an interest in this  Certificate  in  book-entry  form. In the event that a  representation  is violated,  or any attempt to transfer this Residual  Certificate to a plan or arrangement or person  using a plan's or  arrangement's  assets is  attempted,  the  attempted  transfer or acquisition of this Certificate shall be void and of no effect.

      Each Holder of this Class AR Certificate  will be deemed to have agreed to be bound by the restrictions of the Agreement,  including but not limited to the  restrictions  that (i)
each person holding or acquiring any Ownership  Interest in this Class AR  Certificate  must be a Permitted  Transferee,  (ii) no Ownership  Interest in this Class AR Certificate may be transferred  without  delivery to the Trust  Administrator  of a transfer  affidavit  of the initial owner or the proposed transferee in the form described in the Agreement,  (iii) each person holding or acquiring any Ownership  Interest in this Class AR Certificate  must agree to  require a transfer  affidavit  from any other  person to whom such  person  attempts  to
Transfer its Ownership  Interest in this Class AR  Certificate  as required  pursuant to the
Agreement,  (iv) each  person  holding or acquiring  an Ownership  Interest in this Class AR
Certificate  must agree not to transfer an Ownership  Interest in this Class AR  Certificate if it has actual  knowledge that the proposed  transferee is not a Permitted  Transferee and
(v) any  attempted  or  purported  transfer  of any  Ownership  Interest  in this  Class  AR
Certificate  in violation of such  restrictions  will be  absolutely  null and void and will vest no rights in the purported transferee.

      Reference is hereby made to the further  provisions of this  Certificate  set forth on the reverse hereof,  which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate  shall not be entitled to any benefit under the Agreement or be valid for any purpose  unless  manually  countersigned  by an  authorized  signatory  of the Trust
Administrator.

      IN WITNESS  WHEREOF,  the Trust  Administrator  has caused this Certificate to be duly executed.

Dated:  __________________

                                    WELLS FARGO BANK, N.A.
                                    as Trust Administrator

                                    By ______________________________
Countersigned:

By ___________________________
      Authorized Signatory of
      WELLS FARGO BANK, N.A.
      as Trust Administrator

                                        EXHIBIT D-2

                               FORM OF CLASS AR-L CERTIFICATE

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES,  THIS CERTIFICATE IS A "RESIDUAL INTEREST" IN A
"REAL ESTATE  MORTGAGE  INVESTMENT  CONDUIT," AS THOSE TERMS ARE DEFINED,  RESPECTIVELY,  IN
SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

NEITHER THIS  CERTIFICATE  NOR ANY INTEREST  HEREIN MAY BE  TRANSFERRED  UNLESS THE PROPOSED
TRANSFEREE  DELIVERS TO THE TRUST  ADMINISTRATOR A TRANSFER AFFIDAVIT IN ACCORDANCE WITH THE
PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN.

NEITHER THIS  CERTIFICATE NOR ANY INTEREST  HEREIN MAY BE TRANSFERRED  UNLESS THE TRANSFEREE
DELIVERS TO THE TRUSTEE A  REPRESENTATION  LETTER TO THE EFFECT THAT SUCH  TRANSFEREE IS NOT
AN EMPLOYEE  BENEFIT PLAN OR ARRANGEMENT  SUBJECT TO SECTION 406 OF THE EMPLOYEE  RETIREMENT
INCOME  SECURITY ACT OF 1974, AS AMENDED  ("ERISA") OR  ARRANGEMENT,  OR SECTION 4975 OF THE
CODE OR A PERSON USING THE ASSETS OF SUCH A PLAN OR  ARRANGEMENT.  NOTWITHSTANDING  ANYTHING
ELSE TO THE CONTRARY HEREIN,  ANY PURPORTED  TRANSFER OF THIS CERTIFICATE TO OR ON BEHALF OF
AN EMPLOYEE  BENEFIT PLAN OR  ARRANGEMENT  SUBJECT TO ERISA OR TO THE CODE SHALL BE VOID AND
OF NO EFFECT.

Certificate No.                     :     1

Cut-off Date                        :     February 1, 2006

First Distribution Date             :     March 27, 2006

Initial Certificate Balance
of this Certificate
("Denomination")                    :

Initial Certificate Balances
of all Certificates
of this Class                       :

CUSIP                               :

Pass-Through Rate                   :     Variable

Maturity Date                       :     March 2036

                    CREDIT SUISSE FIRST BOSTON MORTGAGE ACCEPTANCE CORP.
                           Adjustable Rate Mortgage Trust 2006-1,
          Adjustable Rate Mortgage-Backed Pass-Through Certificates, Series 2006-1
                                         Class AR-L

      evidencing a  percentage  interest in the  distributions  allocable to the Class
      AR-L  Certificates  with respect to a Trust Fund consisting  primarily of a pool of fixed rate  conventional  mortgage  loans (the "Mortgage  Loans")  secured by first liens on one- to four-family residential properties.

             Credit Suisse First Boston Mortgage Securities Corp., as Depositor

            Principal in respect of this Certificate is  distributable  monthly as set forth herein.  Accordingly,  the Certificate  Balance at any time may be less than the Certificate
Balance as set forth herein.  This  Certificate  does not evidence an  obligation  of, or an interest in, and is not guaranteed by the Depositor,  the Seller,  the Master Servicer,  the
Servicer,  the  Trustee  or the  Trust  Administrator  referred  to  below  or any of  their respective  affiliates.  Neither this  Certificate  nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

            This  certifies  that  [__________________________________],  is the  registered owner of the Percentage  Interest  evidenced by this  Certificate  (obtained by dividing the denomination of this  Certificate by the aggregate of the  denominations of all Certificates of the Class to which this  Certificate  belongs)  in  certain  monthly  distributions  with respect to a Trust Fund  consisting  primarily  of the  Mortgage  Loans  deposited by Credit
Suisse First Boston Mortgage Securities Corp. (the "Depositor").  The Trust Fund was created pursuant to a Pooling and Servicing  Agreement  dated as of the Cut-off Date specified above
(the "Agreement") among Credit Suisse First Boston Mortgage  Securities Corp., as depositor,
DLJ Mortgage  Capital,  Inc., as seller,  Wells Fargo Bank,  N.A.,  as trust  administrator, master servicer, servicer and back-up servicer,  U.S. Bank National Association, as trustee, and Select Portfolio Servicing,  Inc., as a servicer and as special servicer.  To the extent not defined  herein,  the  capitalized  terms used herein have the meanings  assigned in the
Agreement.  This  Certificate  is issued under and is subject to the terms,  provisions  and conditions of the Agreement,  to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Any  distribution of the proceeds of any remaining assets of the Trust Fund will be made only upon  presentment and surrender of this Class AR-L Certificate at the Corporate
Trust Office or the office or agency maintained by the Trust  Administrator in New York, New
York.

      Pursuant  to  Section 6.02(f)   of  the  Agreement,   no  transfer  of  this  Residual
Certificate  shall be made unless the Trustee  shall have received a  representation  letter from  the  transferee  of  such  Certificate,  acceptable  to  and  in  form  and  substance satisfactory  to the Trust  Administrator,  to the  effect  that such  transferee  is not an employee benefit plan or arrangement  subject to Section 406 of ERISA or Section 4975 of the
Code,  or a person  using the assets of any such plan or  arrangement  which  representation letter shall not be an expense of the Trustee,  the Trust  Administrator  or the Trust Fund.
In the event the  representations  referred to in the preceding  sentence are not furnished, such  representation  shall be deemed to have been made to the  Trustee by the  transferee's acceptance  of this  Residual  Certificate  or by any  beneficial  owner  who  purchases  an interest in this  Certificate  in  book-entry  form. In the event that a  representation  is violated,  or any attempt to transfer this Residual  Certificate to a plan or arrangement or person  using a plan's or  arrangement's  assets is  attempted,  the  attempted  transfer or acquisition of this Certificate shall be void and of no effect.

            Each Holder of this Class AR-L  Certificate  will be deemed to have agreed to be bound by the  restrictions of the Agreement,  including but not limited to the  restrictions that (i) each  person  holding  or  acquiring  any  Ownership  Interest  in this  Class AR-L
Certificate must be a Permitted  Transferee,  (ii) no Ownership  Interest in this Class AR-L
Certificate may be transferred  without  delivery to the Trust  Administrator  of a transfer affidavit  of the initial  owner or the  proposed  transferee  in the form  described in the
Agreement,  (iii) each person holding or acquiring any Ownership Interest in this Class AR-L
Certificate  must agree to require a transfer  affidavit  from any other person to whom such person  attempts to  Transfer  its  Ownership  Interest  in this Class AR-L  Certificate  as required  pursuant to the  Agreement,  (iv) each person  holding or  acquiring  an Ownership
Interest in this Class AR-L Certificate must agree not to transfer an Ownership  Interest in this Class AR-L Certificate if it has actual  knowledge that the proposed  transferee is not a  Permitted  Transferee  and (v) any  attempted  or  purported  transfer  of any  Ownership
Interest  in  this  Class  AR-L  Certificate  in  violation  of  such  restrictions  will be absolutely null and void and will vest no rights in the purported transferee.

            Reference  is hereby  made to the further  provisions  of this  Certificate  set forth on the reverse hereof,  which further  provisions shall for all purposes have the same effect as if set forth at this place.

            This Certificate  shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually  countersigned by an authorized signatory of the Trust
Administrator.

            IN WITNESS WHEREOF,  the Trust  Administrator  has caused this Certificate to be duly executed.

Dated: __________________

                                    WELLS FARGO BANK, N.A.
                                    as Trust Administrator

                                    By ___________________________
Countersigned:

By ___________________________
      Authorized Signatory of
      WELLS FARGO BANK, N.A.
      as Trust Administrator

                                         EXHIBIT E

                                FORM OF CLASS P CERTIFICATE

SOLELY FOR U.S.  FEDERAL INCOME TAX PURPOSES,  THIS  CERTIFICATE  REPRESENTS  OWNERSHIP OF A
"REGULAR  INTEREST"  IN A "REAL  ESTATE  MORTGAGE  INVESTMENT  CONDUIT,"  AS THOSE TERMS ARE
DEFINED,  RESPECTIVELY,  IN SECTIONS 860G AND 860D OF THE INTERNAL  REVENUE CODE OF 1986, AS
AMENDED (THE "CODE").

THIS  CERTIFICATE IS SUBORDINATED  IN RIGHT OF PAYMENT TO CERTAIN  CERTIFICATES AS DESCRIBED
IN THE AGREEMENT REFERRED TO HEREIN.

THIS  CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED ("THE
ACT"). ANY RESALE OR TRANSFER OF THIS  CERTIFICATE  WITHOUT  REGISTRATION  THEREOF UNDER THE
ACT MAY ONLY BE MADE IN A TRANSACTION  EXEMPTED FROM THE  REGISTRATION  REQUIREMENTS  OF THE
ACT AND IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN.

PURSUANT TO SECTION  6.02(f) OF THE  AGREEMENT,  NEITHER THIS  CERTIFICATE  NOR ANY INTEREST
HEREIN  MAY  BE  TRANSFERRED   UNLESS  THE   TRANSFEREE   DELIVERS  TO  THE  TRUSTEE  (I)  A
REPRESENTATION  LETTER TO THE EFFECT THAT SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR
ARRANGEMENT  SUBJECT TO THE EMPLOYEE  RETIREMENT  INCOME  SECURITY  ACT OF 1974,  AS AMENDED
("ERISA")  OR  SECTION  4975 OF THE  CODE OR A PERSON  USING  THE  ASSETS  OF SUCH A PLAN OR
ARRANGEMENT,  OR (II) IF THE PURCHASER IS AN INSURANCE  COMPANY AND THE CERTIFICATE HAS BEEN
THE SUBJECT OF AN  ERISA-QUALIFYING  UNDERWRITING,  A REPRESENTATION  IN ACCORDANCE WITH THE
PROVISIONS OF THE AGREEMENT  REFERRED TO HEREIN OR (III) AN OPINION OF COUNSEL IN ACCORDANCE
WITH THE PROVISIONS OF THE AGREEMENT  REFERRED TO HEREIN.  IN THE EVENT THE  REPRESENTATIONS
REFERRED TO IN THE  PRECEDING  SENTENCE  ARE NOT  FURNISHED,  SUCH  REPRESENTATION  SHALL BE
DEEMED TO HAVE BEEN MADE TO THE TRUSTEE BY THE TRANSFEREE'S  ACCEPTANCE OF THIS CERTIFICATE,
OR BY ANY  BENEFICIAL  OWNER WHO  PURCHASES AN INTEREST IN THIS  CERTIFICATE  IN  BOOK-ENTRY
FORM.  IN THE EVENT THAT A  REPRESENTATION  IS  VIOLATED,  OR ANY ATTEMPT TO  TRANSFER  THIS
CERTIFICATE  TO A PLAN OR ARRANGEMENT OR PERSON ACTING ON BEHALF OF A PLAN OR USING A PLAN'S
OR ARRANGEMENT'S  ASSETS IS ATTEMPTED  WITHOUT THE DELIVERY TO THE TRUSTEE OF THE OPINION OF
COUNSEL DESCRIBED ABOVE, THE ATTEMPTED  TRANSFER OR ACQUISITION OF THIS CERTIFICATE SHALL BE
VOID AND OF NO EFFECT.

THIS  CERTIFICATE  HAS NO  PRINCIPAL  BALANCE AND IS NOT  ENTITLED TO ANY  DISTRIBUTIONS  IN
RESPECT OF PRINCIPAL.

Certificate No.                     :     P-1

Cut-off Date                        :     February 1, 2006

First Distribution Date             :     March 27, 2006

Percentage Interest                 :     ____%

CUSIP                               :

Maturity Date                       :     March 2036

                    CREDIT SUISSE FIRST BOSTON MORTGAGE ACCEPTANCE CORP.
                           Adjustable Rate Mortgage Trust 2006-1,
         Adjustable Rate Mortgage-Backed Pass-Through Certificates, Series 2006-1,
                                          Class P

      evidencing  a 100%  Percentage  Interest in the  distributions  allocable to the
      Class P  Certificates  with  respect to a Trust Fund  consisting  primarily of a pool of adjustable  rate  conventional  mortgage  loans (the  "Mortgage  Loans")
      secured by first liens on one- to four-family residential properties.

             Credit Suisse First Boston Mortgage Securities Corp., as Depositor

      This  Certificate  does not evidence an  obligation  of, or an interest in, and is not guaranteed by the Depositor,  the Seller,  the Master Servicer,  the Servicers,  the Special
Servicer,  the  Trustee  or the  Trust  Administrator  referred  to  below  or any of  their respective  affiliates.  Neither this  Certificate  nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      This certifies  that  _____________________________,  is the  registered  owner of the
Percentage Interest evidenced by this Certificate  (obtained by dividing the denomination of this  Certificate by the aggregate of the  denominations of all Certificates of the Class to which this  Certificate  belongs) in certain monthly  distributions  with respect to a Trust
Fund  consisting  primarily of the Mortgage  Loans  deposited by Credit  Suisse First Boston
Mortgage  Securities  Corp.  (the  "Depositor").  The Trust Fund was  created  pursuant to a
Pooling  and  Servicing  Agreement  dated  as of  the  Cut-off  Date  specified  above  (the
"Agreement") among Credit Suisse First Boston Mortgage  Securities Corp., as depositor,  DLJ
Mortgage Capital,  Inc., as seller, Wells Fargo Bank, N.A., as trust  administrator,  master servicer,  servicer and back-up servicer,  U.S. Bank National  Association,  as trustee, and
Select Portfolio Servicing,  Inc., as a servicer and as special servicer.  To the extent not defined  herein,  the  capitalized  terms used  herein  have the  meanings  assigned  in the
Agreement.  This  Certificate  is issued under and is subject to the terms,  provisions  and conditions of the Agreement,  to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      No transfer of this  Certificate  shall be made unless such  transfer is made pursuant to an effective  registration  statement  under the Securities Act and any applicable  state securities  laws or is exempt  from the  registration  requirements  under said Act and such laws.  In the event that a transfer is to be made in  reliance  upon an  exemption  from the
Securities  Act and such laws, in order to assure  compliance  with the  Securities  Act and
such   laws,   the   Certificateholder   desiring   to  effect   such   transfer   and  such
Certificateholder's  prospective transferee shall each certify to the Trust Administrator in writing the facts  surrounding  the transfer and (i) deliver a letter in  substantially  the form of either Exhibit L and either (A) Exhibit M-1,  provided that all of the  Certificates of the Class shall be  transferred  to one investor or the Depositor  otherwise  consents to such  transfer,  or (B)  Exhibit  M-2  or  (ii)  there  shall  be  delivered  to  the  Trust
Administrator  at the expense of the transferor an Opinion of Counsel that such transfer may be made pursuant to an exemption  from the  Securities  Act. The Holder  hereof  desiring to effect such  transfer  shall,  and does hereby agree to,  indemnify  the Trustee,  the Trust
Administrator  and the Depositor  against any  liability  that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

      Pursuant to  Section 6.02(f)  of the  Agreement,  no  transfer of an  ERISA-Restricted
Certificate   shall  be  made  unless  the  Trustee  shall  have   received   either  (i)  a
representation letter from the transferee of such ERISA-Restricted  Certificate,  acceptable to and in form and substance  satisfactory  to the Trust  Administrator,  to the effect that such  transferee is not an employee  benefit plan or  arrangement  subject to Section 406 of
ERISA or  Section 4975  of the  Code,  or a person  using  the  assets  of any such  plan or arrangement which  representation  letter shall not be an expense of the Trustee,  the Trust
Administrator  or the Trust Fund,  (ii) if the  purchaser  is an  insurance  company and the
ERISA-Restricted  Certificate has been the subject of an  ERISA-Qualifying  Underwriting,  a representation  that  the  purchaser  is an  insurance  company  which  is  purchasing  such
Certificates  with funds contained in an "insurance  company general  account" (as such term is defined in Section V(e) of Prohibited  Transaction  Class Exemption 95-60 ("PTCE 95-60"))
and that the purchase and holding of such  Certificate  are covered under Sections I and III of PTCE 95-60 or (iii) in the case of any such  ERISA-Restricted  Certificate  presented for registration  in the name of an employee  benefit plan subject to ERISA or  Section 4975  of the Code (or  comparable  provisions of any subsequent  enactments),  or a person using such
plan's  or  arrangement's   assets,  an  Opinion  of  Counsel   satisfactory  to  the  Trust
Administrator  to the effect  that the  purchase  or holding  of such  Certificate  will not result in prohibited  transactions  under  Section 406 of ERISA and/or  Section 4975  of the
Code and will not subject the Depositor,  the Trustee, the Trust  Administrator,  the Master
Servicer or any other  Servicer to any  obligation  in addition to those  undertaken in this
Agreement,  which  Opinion of Counsel  shall not be an expense of such  parties or the Trust
Fund.  In the  event the  representations  referred  to in the  preceding  sentence  are not furnished,  such  representation  shall be deemed to have  been made to the  Trustee  by the transferee's  acceptance of an  ERISA-Restricted  Certificate or by any beneficial owner who purchases  an  interest  in  this  certificate  in  book-entry  form.  In the  event  that a representation is violated, or any attempt to transfer an ERISA-Restricted  Certificate to a plan or arrangement or person using a plan's or  arrangement's  assets is attempted  without the  delivery  to the  Trustee of the  Opinion of Counsel  described  above,  the  attempted transfer or acquisition of this certificate shall be void and of no effect.

      Reference  is hereby  made to the further  provisions  of this  Certificate  set forth following the signature page hereof,  which further  provisions  shall for all purposes have the same effect as if set forth at this place.

      This Certificate  shall not be entitled to any benefit under the Agreement or be valid for any purpose  unless  manually  countersigned  by an  authorized  signatory  of the Trust
Administrator.

      On any Distribution  Date on which the Stated  Principal  Balance of Mortgage Loans in such Loan Groups as are  specified  in the  Agreement  are less than those  percentages  set forth in the  Agreement,  all remaining  Mortgage Loans in such Loan Groups and all property acquired in respect of such  Mortgage  Loans may be purchased as provided in the  Agreement.
In the event that no such purchase occurs, the obligations and  responsibilities  created by the Agreement  will terminate  upon the later of the maturity or other  liquidation  (or any advance with respect  thereto) of the last Mortgage Loan  remaining in the Trust Fund or the disposition of all property in respect thereof and the  distribution  to  Certificateholders of all amounts required to be distributed pursuant to the Agreement.  In no event,  however, will the trust created by the Agreement  continue  beyond the earlier of (i) the  expiration of 21 years from the death of the last  survivor  of the  descendants  living at the date of the  Agreement of a certain  person named in the  Agreement  or (ii) the  Distribution  Date following the third  anniversary of the scheduled  maturity date of the Mortgage Loan having the latest  scheduled  maturity date as of the related  Cut-off  Date.  Any term used herein that is defined in the  Agreement  shall have the  meaning  assigned in the  Agreement,  and nothing herein shall be deemed inconsistent with that meaning.

      IN WITNESS  WHEREOF,  the Trust  Administrator  has caused this Certificate to be duly executed.

Dated:  _______________________

                                    WELLS FARGO BANK, N.A.
                                    as Trust Administrator

                                    By __________________________
Countersigned:

By ___________________________
      Authorized Signatory of
      WELLS FARGO BANK, N.A.
      as Trust Administrator

                                         EXHIBIT F

                              FORM OF CLASS [__]-X CERTIFICATE

SOLELY FOR U.S.  FEDERAL INCOME TAX PURPOSES,  THIS  CERTIFICATE  REPRESENTS  OWNERSHIP OF A
"REGULAR  INTEREST"  IN A "REAL  ESTATE  MORTGAGE  INVESTMENT  CONDUIT,"  AS THOSE TERMS ARE
DEFINED,  RESPECTIVELY,  IN SECTIONS 860G AND 860D OF THE INTERNAL  REVENUE CODE OF 1986, AS
AMENDED (THE "CODE").

THIS  CERTIFICATE IS SUBORDINATED  IN RIGHT OF PAYMENT TO CERTAIN  CERTIFICATES AS DESCRIBED
IN THE AGREEMENT REFERRED TO HEREIN.

THIS  CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED ("THE
ACT"). ANY RESALE OR TRANSFER OF THIS  CERTIFICATE  WITHOUT  REGISTRATION  THEREOF UNDER THE
ACT MAY ONLY BE MADE IN A TRANSACTION  EXEMPTED FROM THE  REGISTRATION  REQUIREMENTS  OF THE
ACT AND IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN.

PURSUANT TO SECTION  6.02(f) OF THE  AGREEMENT,  NEITHER THIS  CERTIFICATE  NOR ANY INTEREST
HEREIN  MAY  BE  TRANSFERRED   UNLESS  THE   TRANSFEREE   DELIVERS  TO  THE  TRUSTEE  (I)  A
REPRESENTATION  LETTER TO THE EFFECT THAT SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR
ARRANGEMENT  SUBJECT TO THE EMPLOYEE  RETIREMENT  INCOME  SECURITY  ACT OF 1974,  AS AMENDED
("ERISA")  OR  SECTION  4975 OF THE  CODE OR A PERSON  USING  THE  ASSETS  OF SUCH A PLAN OR
ARRANGEMENT,  OR (II) IF THE PURCHASER IS AN INSURANCE  COMPANY AND THE CERTIFICATE HAS BEEN
THE SUBJECT OF AN  ERISA-QUALIFYING  UNDERWRITING,  A REPRESENTATION  IN ACCORDANCE WITH THE
PROVISIONS OF THE AGREEMENT  REFERRED TO HEREIN OR (III) AN OPINION OF COUNSEL IN ACCORDANCE
WITH THE PROVISIONS OF THE AGREEMENT  REFERRED TO HEREIN.  IN THE EVENT THE  REPRESENTATIONS
REFERRED TO IN THE  PRECEDING  SENTENCE  ARE NOT  FURNISHED,  SUCH  REPRESENTATION  SHALL BE
DEEMED TO HAVE BEEN MADE TO THE TRUSTEE BY THE TRANSFEREE'S  ACCEPTANCE OF THIS CERTIFICATE,
OR BY ANY  BENEFICIAL  OWNER WHO  PURCHASES AN INTEREST IN THIS  CERTIFICATE  IN  BOOK-ENTRY
FORM.  IN THE EVENT THAT A  REPRESENTATION  IS  VIOLATED,  OR ANY ATTEMPT TO  TRANSFER  THIS
CERTIFICATE  TO A PLAN OR ARRANGEMENT OR PERSON ACTING ON BEHALF OF A PLAN OR USING A PLAN'S
OR ARRANGEMENT'S  ASSETS IS ATTEMPTED  WITHOUT THE DELIVERY TO THE TRUSTEE OF THE OPINION OF
COUNSEL DESCRIBED ABOVE, THE ATTEMPTED  TRANSFER OR ACQUISITION OF THIS CERTIFICATE SHALL BE
VOID AND OF NO EFFECT.

THIS  CERTIFICATE  HAS NO  PRINCIPAL  BALANCE AND IS NOT  ENTITLED TO ANY  DISTRIBUTIONS  IN
RESPECT OF PRINCIPAL.

Certificate No.                     :     1

Cut-off Date                        :     February 1, 2006

First Distribution Date             :     March 27, 2006

Initial Notional Amount of this
Certificate ("Denomination")        :

Initial Class Notional Amount of
all Certificates of this Class      :

Percentage Interest                 :     100%

CUSIP                               :

Pass-Through Rate                   :     N/A

Maturity Date                       :     March 2036

                    CREDIT SUISSE FIRST BOSTON MORTGAGE ACCEPTANCE CORP.
                           Adjustable Rate Mortgage Trust 2006-1,
          Adjustable Rate Mortgage-Backed Pass-Through Certificates, Series 2006-1
                                        Class [__]-X

      evidencing  a 100%  Percentage  Interest in the  distributions  allocable to the
      Class [__]-X  Certificates with respect to a Trust Fund consisting  primarily of a pool of adjustable  rate  conventional  mortgage loans (the "Mortgage  Loans")
      secured by first liens on one- to four-family residential properties.

             Credit Suisse First Boston Mortgage Securities Corp., as Depositor

      This  Certificate  does not evidence an  obligation  of, or an interest in, and is not guaranteed by the Depositor,  the Seller,  the Master Servicer,  the Servicers,  the Special
Servicer,  the  Trustee  or the  Trust  Administrator  referred  to  below  or any of  their respective  affiliates.  Neither this  Certificate  nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      This   certifies   that   [_____________________________________________],    is   the
registered  owner of the  Percentage  Interest  evidenced by this  Certificate  (obtained by dividing the denomination of this  Certificate by the aggregate of the  denominations of all
Certificates  of  the  Class  to  which  this   Certificate   belongs)  in  certain  monthly
distributions  with  respect to a Trust Fund  consisting  primarily  of the  Mortgage  Loans deposited by Credit Suisse First Boston Mortgage  Securities  Corp. (the  "Depositor").  The
Trust  Fund was  created  pursuant  to a Pooling  and  Servicing  Agreement  dated as of the
Cut-off Date specified  above (the  "Agreement")  among Credit Suisse First Boston  Mortgage
Securities  Corp., as depositor,  DLJ Mortgage Capital,  Inc., as seller,  Wells Fargo Bank,
N.A., as trust  administrator,  master servicer,  servicer and back-up  servicer,  U.S. Bank
National  Association,  as trustee, and Select Portfolio Servicing,  Inc., as a servicer and as special  servicer.  To the extent not defined herein,  the capitalized  terms used herein have the  meanings  assigned  in the  Agreement.  This  Certificate  is issued  under and is subject to the terms,  provisions and conditions of the  Agreement,  to which  Agreement the
Holder of this  Certificate  by virtue of the  acceptance  hereof  assents and by which such
Holder is bound.

      No transfer of this  Certificate  shall be made unless such  transfer is made pursuant to an effective  registration  statement  under the Securities Act and any applicable  state securities  laws or is exempt  from the  registration  requirements  under said Act and such laws.  In the event that a transfer is to be made in  reliance  upon an  exemption  from the
Securities  Act and such laws, in order to assure  compliance  with the  Securities  Act and
such   laws,   the   Certificateholder   desiring   to  effect   such   transfer   and  such
Certificateholder's  prospective transferee shall each certify to the Trust Administrator in writing the facts  surrounding  the transfer and (i) deliver a letter in  substantially  the form of either Exhibit L and either  (A) Exhibit M 1, provided that all of the  Certificates of the Class shall be  transferred  to one investor or the Depositor  otherwise  consents to such  transfer,  or  (B)  Exhibit  M 2 or  (ii)  there  shall  be  delivered  to  the  Trust
Administrator  at the expense of the transferor an Opinion of Counsel that such transfer may be made pursuant to an exemption  from the  Securities  Act. The Holder  hereof  desiring to effect such  transfer  shall,  and does hereby agree to,  indemnify  the Trustee,  the Trust
Administrator  and the Depositor  against any  liability  that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

      Pursuant to  Section 6.02(f)  of the  Agreement,  no  transfer of an  ERISA-Restricted
Certificate   shall  be  made  unless  the  Trustee  shall  have   received   either  (i)  a
representation letter from the transferee of such ERISA-Restricted  Certificate,  acceptable to and in form and substance  satisfactory  to the Trust  Administrator,  to the effect that such  transferee is not an employee  benefit plan or  arrangement  subject to Section 406 of
ERISA or  Section 4975  of the  Code,  or a person  using  the  assets  of any such  plan or arrangement which  representation  letter shall not be an expense of the Trustee,  the Trust
Administrator  or the Trust Fund,  (ii) if the  purchaser  is an  insurance  company and the
ERISA-Restricted  Certificate has been the subject of an  ERISA-Qualifying  Underwriting,  a representation  that  the  purchaser  is an  insurance  company  which  is  purchasing  such
Certificates  with funds contained in an "insurance  company general  account" (as such term is defined in Section V(e) of Prohibited  Transaction  Class Exemption 95-60 ("PTCE 95-60"))
and that the purchase and holding of such  Certificate  are covered under Sections I and III of PTCE 95-60 or (iii) in the case of any such  ERISA-Restricted  Certificate  presented for registration  in the name of an employee  benefit plan subject to ERISA or  Section 4975  of the Code (or  comparable  provisions of any subsequent  enactments),  or a person using such
plan's  or  arrangement's   assets,  an  Opinion  of  Counsel   satisfactory  to  the  Trust
Administrator  to the effect  that the  purchase  or holding  of such  Certificate  will not result in prohibited  transactions  under  Section 406 of ERISA and/or  Section 4975  of the
Code and will not subject the Depositor,  the Trustee, the Trust  Administrator,  the Master
Servicer or any other  Servicer to any  obligation  in addition to those  undertaken in this
Agreement,  which  Opinion of Counsel  shall not be an expense of such  parties or the Trust
Fund.  In the  event the  representations  referred  to in the  preceding  sentence  are not furnished,  such  representation  shall be deemed to have  been made to the  Trustee  by the transferee's  acceptance of an  ERISA-Restricted  Certificate or by any beneficial owner who purchases  an  interest  in  this  certificate  in  book-entry  form.  In the  event  that a representation is violated, or any attempt to transfer an ERISA-Restricted  Certificate to a plan or arrangement or person using a plan's or  arrangement's  assets is attempted  without the  delivery  to the  Trustee of the  Opinion of Counsel  described  above,  the  attempted transfer or acquisition of this certificate shall be void and of no effect.

      Reference is hereby made to the further  provisions of this  Certificate  set forth on the reverse hereof,  which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate  shall not be entitled to any benefit under the Agreement or be valid for any purpose  unless  manually  countersigned  by an  authorized  signatory  of the Trust
Administrator.

      On any Distribution  Date on which the Stated  Principal  Balance of Mortgage Loans in such Loan Groups as are  specified  in the  Agreement  are less than those  percentages  set forth in the  Agreement,  all remaining  Mortgage Loans in such Loan Groups and all property acquired in respect of such  Mortgage  Loans may be purchased as provided in the  Agreement.
In the event that no such purchase occurs, the obligations and  responsibilities  created by the Agreement  will terminate  upon the later of the maturity or other  liquidation  (or any advance with respect  thereto) of the last Mortgage Loan  remaining in the Trust Fund or the disposition of all property in respect thereof and the  distribution  to  Certificateholders of all amounts required to be distributed pursuant to the Agreement.  In no event,  however, will the trust created by the Agreement  continue  beyond the earlier of (i) the  expiration of 21 years from the death of the last  survivor  of the  descendants  living at the date of the  Agreement of a certain  person named in the  Agreement  or (ii) the  Distribution  Date following the third  anniversary of the scheduled  maturity date of the Mortgage Loan having the latest  scheduled  maturity date as of the related  Cut-off  Date.  Any term used herein that is defined in the  Agreement  shall have the  meaning  assigned in the  Agreement,  and nothing herein shall be deemed inconsistent with that meaning.

      IN WITNESS  WHEREOF,  the Trust  Administrator  has caused this Certificate to be duly executed.

Dated:  __________________

                                    WELLS FARGO BANK, N.A.
                                    as Trust Administrator

                                    By __________________________
Countersigned:

By ___________________________
      Authorized Signatory of
      WELLS FARGO BANK, N.A.
      as Trust Administrator

                                         EXHIBIT G

                              FORM OF REVERSE OF CERTIFICATES

                    CREDIT SUISSE FIRST BOSTON MORTGAGE ACCEPTANCE CORP.
                           Adjustable Rate Mortgage Trust 2006-1,
          Adjustable Rate Mortgage-Backed Pass-Through Certificates, Series 2006-1
                                    Class [__]-[__]-[__]

      This  Certificate  is one of a duly  authorized  issue of  Certificates  designated as
Credit  Suisse First Boston  Mortgage  Securities  Corp.,  Adjustable  Rate  Mortgage-Backed
Pass-Through  Certificates,  Series 2006-1,  of the  Series  specified  on the  face  hereof
(herein  collectively called the  "Certificates"),  and representing a beneficial  ownership interest in the Trust Fund created by the Agreement.

      The  Certificateholder,  by its  acceptance of this  Certificate,  agrees that it will look solely to the funds on deposit in the  Certificate  Account for payment  hereunder  and that  neither the Trustee nor the Trust  Administrator  is liable to the  Certificateholders for any amount  payable  under this  Certificate  or the  Agreement  or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

      This  Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests,  rights and  limitations of rights,  benefits,  obligations and duties evidenced thereby,  and the rights,  duties and immunities of the Trustee and the
Trust Administrator.

      Pursuant to the terms of the Agreement,  a  distribution  will be made on the 25th day of each month,  or, if such 25th day is not a Business  Day, the  Business  Day  immediately following (the "Distribution Date"),  commencing on the first Distribution Date specified on the face hereof,  to the Person in whose name this Certificate is registered at the close of business on the  applicable  Record Date in an amount equal to the product of the Percentage
Interest  evidenced by this Certificate and the amount required to be distributed to Holders of Certificates of the Class to which this  Certificate  belongs on such  Distribution  Date pursuant  to the  Agreement.  The  Record  Date  applicable  to  each  Distribution  Date is
(1) with respect to all Certificates  other than the LIBOR  Certificates  held in Book-Entry
Form on such Distribution  Date, the close of business on the last day of the calendar month preceding  the month in which such  Distribution  Date  occurs and  (2) with  respect to the
LIBOR  Certificates held in Book-Entry Form on such Distribution Date, the close of business on the Business Day immediately preceding such Distribution Date.

      Distributions  on this  Certificate  shall  be made by wire  transfer  of  immediately available  funds to the  account  of the  Holder  hereof  at a bank or other  entity  having appropriate facilities therefor, if such Certificateholder  shall have so notified the Trust
Administrator  in writing at least five Business  Days prior to the related  Record Date and such  Certificateholder  shall  satisfy the  conditions  to receive such form of payment set forth in the  Agreement,  or, if not, by check  mailed by first class mail to the address of such  Certificateholder  appearing in the Certificate  Register.  The final  distribution on each  Certificate  will be made in like manner,  but only upon  presentment and surrender of such  Certificate  at the  Corporate  Trust Office or such other  location  specified in the notice to Certificateholders of such final distribution.

      The  Agreement  permits,  with certain  exceptions  therein  provided,  the  amendment thereof  and the  modification  of the  rights and  obligations  of the  Trustee,  the Trust
Administrator  and the rights of the  Certificateholders  under the Agreement at any time by the Depositor,  the Master Servicer,  the Servicers,  the Special Servicer,  the Seller, the
Trustee  and the  Trust  Administrator  with the  consent  of the  Holders  of  Certificates affected by such amendment evidencing the requisite Percentage Interest,  as provided in the
Agreement.  Any such  consent  by the Holder of this  Certificate  shall be  conclusive  and binding  on  such  Holder  and  upon  all  future  Holders  of this  Certificate  and of any
Certificate  issued  upon the  transfer  hereof or in  exchange  therefor  or in lieu hereof whether or not notation of such consent is made upon this  Certificate.  The Agreement  also permits the amendment thereof, in certain limited circumstances,  without the consent of the
Holders of any of the Certificates.

      As provided in the  Agreement  and subject to certain  limitations  therein set forth, the transfer of this  Certificate is registrable  in the  Certificate  Register of the Trust
Administrator  upon  surrender  of this  Certificate  for  registration  of  transfer at the
Corporate Trust Office or the office or agency maintained by the Trust  Administrator in New
York, New York,  accompanied by a written instrument of transfer in form satisfactory to the
Trust  Administrator  and the  Certificate  Registrar  duly executed by the holder hereof or such  holder's  attorney  duly  authorized  in  writing,  and  thereupon  one  or  more  new
Certificates  of the  same  Class  in  authorized  denominations  and  evidencing  the  same aggregate Percentage Interest in the Trust Fund will be issued to the designated  transferee or transferees.

      The  Certificates  are issuable only as  registered  Certificates  without  coupons in denominations  specified  in the  Agreement.  As  provided in the  Agreement  and subject to certain  limitations  therein set forth,  Certificates are exchangeable for new Certificates of the same Class in authorized  denominations and evidencing the same aggregate  Percentage
Interest, as requested by the Holder surrendering the same.

      No service charge will be made for any such registration of transfer or exchange,  but the Trust  Administrator  may require  payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

      The Depositor,  each Servicer,  the Master Servicer,  the Seller,  the Trustee and the
Trust Administrator and any agent of the Depositor,  each Servicer, the Master Servicer, the
Seller,  the  Trustee  or the Trust  Administrator  may treat the  Person in whose name this
Certificate  is registered as the owner hereof for all purposes,  and none of the Depositor, the Servicers,  the Master Servicer, the Seller, the Trustee, the Trust Administrator or any
such agent shall be affected by any notice to the contrary.

      On any Distribution  Date on which the Stated  Principal  Balance of Mortgage Loans in such Loan Groups as are  specified  in the  Agreement  are less than those  percentages  set forth in the  Agreement,  all remaining  Mortgage Loans in such Loan Groups and all property acquired in respect of such  Mortgage  Loans may be purchased as provided in the  Agreement.
In the event that no such purchase occurs, the obligations and  responsibilities  created by the Agreement  will terminate  upon the later of the maturity or other  liquidation  (or any advance with respect  thereto) of the last Mortgage Loan  remaining in the Trust Fund or the disposition of all property in respect thereof and the  distribution  to  Certificateholders of all amounts required to be distributed pursuant to the Agreement.  In no event,  however, will the trust created by the Agreement  continue  beyond the earlier of (i) the  expiration of 21 years from the death of the last  survivor  of the  descendants  living at the date of the  Agreement of a certain  person named in the  Agreement  or (ii) the  Distribution  Date following the third  anniversary of the scheduled  maturity date of the Mortgage Loan having the latest  scheduled  maturity date as of the related  Cut-off  Date.  Any term used herein that is defined in the  Agreement  shall have the  meaning  assigned in the  Agreement,  and nothing herein shall be deemed inconsistent with that meaning.

                                         ASSIGNMENT

      FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto
______________________________________________________________________________
______________________________________________________________________________
______________________________________________________________________________
______________________________________________________________________________
(Please print or typewrite name and address including postal zip code of assignee)

the  Percentage  Interest  evidenced by the within  Certificate  and hereby  authorizes  the transfer  of  registration  of such  Percentage  Interest  to  assignee  on the  Certificate
Register of the Trust Fund.

I (We)  further  direct  the  Trust  Administrator  to  issue  a new  Certificate  of a like denomination  and Class,  to the above named  assignee and deliver such  Certificate  to the following address:

______________________________________________________________________________
Dated:

                              _______________________________________________________
                              Signature by or on behalf of assignor

                                 DISTRIBUTION INSTRUCTIONS

          The assignee should include the following for purposes of distribution:

Distributions shall be made, by wire transfer or otherwise,  in immediately  available funds to _________________________________________________________________________________________
for the account of ________________________________________________________________________,
account number _______, or, if mailed by check, to _________________________________________
____________________________________________________________________________________________
____________________________________________________________________________________________
Applicable statements should be mailed to __________________________________________________
____________________________________________________________________________________________
____________________________________________________________________________________________

This information is provided by, the assignee named above, or, as its agent.

                                        EXHIBIT H-1

                                FORM OF SERVICER INFORMATION

The following  information  will be e-mailed to the Master  Servicer by each Servicer and to the Trust Administrator by the Master Servicer:

Servicer Loan Number
Trust Loan Number (if applicable)
Scheduled Net Interest
Scheduled Principal
Curtailment Applied
Curtailment Adjustment
Mortgage Rate
Servicing Fee Rate
P&I Payment
Beginning Scheduled Balance
Ending Scheduled Balance
Ending Actual Principal Balance
Due Date
Prepayment in full Principal
Prepayment in full Net Interest
Prepayment in full Penalty
Delinquencies:
      1-30
      31-60
      61-90
      91 +
Foreclosures
REO Properties
Loss Amounts & Loss Types (i.e., Bankruptcy, Excess, Deficient Valuation, Debt Reduction)

Wells Fargo Bank NA
9062 Old Annapolis Road
Columbia, MD 20145
Attention:  Client Manager, CSFB ARMT 2006-1
Phone No. 410-884-2000
Fax No. 410-715-2380

[name]
Wells Fargo Bank, N.A.
[address]
Phone No. [________]
Fax No. [________]
[email]

                                        EXHIBIT H-2

                             FORM OF REALIZED LOSS CALCULATION

WELLS FARGO BANK, N.A.
Form 332

--------------------------------------------------------------------------------------------
Calculation of Realized Loss

Purpose

To provide the Servicer with a form for the calculation of any Realized Loss (or gain) as a result of a Mortgage Loan having been foreclosed and Liquidated.

Distribution

The Servicer will prepare the form in duplicate and send the original together with evidence of conveyance of title and appropriate supporting documentation to the Master
Servicer with the Monthly Accounting Reports which supports the Mortgage Loan's removal from the Mortgage Loan Activity Report.  The Servicer will retain the duplicate for its own records.

Due Date

With respect to any liquidated Mortgage Loan, the form will be submitted to the Master
Servicer no later than the date on which statements are due to the Master Servicer under
Section 4.06 of this Agreement (the "Statement Date") in the month following receipt of final liquidation proceeds and supporting documentation relating to such liquidated
Mortgage Loan; provided, that if such Statement Date is not at least 30 days after receipt of final liquidation proceeds and supporting documentation relating to such liquidated
Mortgage Loan, then the form will be submitted on the first Statement Date occurring after the 30th day following receipt of final liquidation proceeds and supporting documentation.

Preparation Instructions
The numbers on the form correspond with the numbers listed below.
1.    The actual Unpaid Principal Balance of the Mortgage Loan.
2.    The Total Interest Due less the aggregate amount of servicing fee that would have been earned if all delinquent payments had been made as agreed.
3-7.  Complete as necessary.  All line entries must be supported by copies of appropriate statements, vouchers, receipts, canceled checks, etc., to document the expense.
      Entries not properly documented will not be reimbursed to the Servicer.
8.    Accrued Servicing Fees based upon the Scheduled Principal Balance of the Mortgage
      Loan as calculated on a monthly basis.
10.   The total of lines 1 through 9.

Credits

11-17.      Complete as necessary.  All line entries must be supported by copies of the appropriate claims forms, statements, payment checks, etc.  to document the credit.
      If the Mortgage Loan is subject to a Bankruptcy Deficiency, the difference between the Unpaid Principal Balance of the Note prior to the Bankruptcy Deficiency and the
      Unpaid Principal Balance as reduced by the Bankruptcy Deficiency should be input on line 16.

18.   The total of lines 11 through 17.

Total Realized Loss (or Amount of Any Gain)

19.   The total derived from subtracting line 18 from 10.  If the amount represents a
      realized gain, show the amount in parenthesis (   ).

                                   WELLS FARGO BANK, N.A.
                                CALCULATION OF REALIZED LOSS

--------------------------------------------------------------------------------------------

            WELLS FARGO BANK, N.A. Trust:  ___________________________
Prepared by:  __________________                      Date:  _______________
Phone:  ______________________

         -------------------       ------------------      -------------------
         Service Loan No.          Servicer Name           Servicer Address

         -------------------       ------------------      -------------------

WELLS FARGO BANK, N.A.
Loan No._____________________________
Borrower's Name:________________________________________________________
Property
Address:________________________________________________________________
Liquidation and Acquisition Expenses:
      Actual Unpaid Principal Balance of             $ _______________(1)
      Mortgage Loan
      Interest accrued at Net Rate                    ________________(2)
      Attorney's Fees                                 ________________(3)
      Taxes                                           ________________(4)
      Property Maintenance                            ________________(5)
      MI/Hazard Insurance Premiums                    ________________(6)
      Hazard Loss Expenses                            ________________(7)
      Accrued Servicing Fees                          ________________(8)
      Other (itemize)                                 ________________(9)
                                                      $ _________________
      _________________________________________
                                                      __________________
      _________________________________________
                                                      __________________
      _________________________________________
                                                      __________________
      _________________________________________
Total Expenses                                       $ ______________(10)
Credits:
      Escrow Balance                                 $ ______________(11)
      HIP Refund                                     ________________(12)
      Rental Receipts                                ________________(13)
      Hazard Loss Proceeds                           ________________(14)
      Primary Mortgage Insurance Proceeds            ________________(15)
      Proceeds from Sale of Acquired Property        ________________(16)
      Other (itemize)                                ________________(17)
                                                      ___________________
      _________________________________________
                                                      ___________________
      _________________________________________
Total Credits                                        $________________(18)
Total Realized Loss (or Amount of Gain)              $________________(19)

                                        EXHIBIT I-1

                      FORM OF TRUST RECEIPT AND INITIAL CERTIFICATION

                                 [_________________, 200_]

U.S. Bank National Association
as Trustee for the
Adjustable Rate Mortgage Trust 2006-1
Corporate Trust Services/Structured Finance
60 Livingston Avenue, EP MN WS3D
St. Paul, Minnesota 55107

Wells Fargo Bank, N.A.,
as Trust Administrator and Master Servicer for the
Adjustable Rate Mortgage Trust 2006-1
9062 Old Annapolis Road,
Columbia, MD 21045

Credit Suisse First Boston Mortgage Securities Corp.
11 Madison Avenue
New York, New York 10010
Attention: Peter Sack

      Re:   Custodial  Agreement,  dated as of  February 1,  2006,  among U.S. Bank National
            Association,  as Trustee,  Wells Fargo Bank, N.A., as Trust  Administrator,  and
            [_______________], as Custodian.

Ladies and Gentlemen:

            In  accordance  with  the  provisions  of  Section 4  of  the   above-referenced
Custodial  Agreement,  the  undersigned,  as the  Custodian,  hereby  certifies  as to  each
Mortgage Loan in the Mortgage  Loan Schedule that (i) it has received the original  Mortgage
Note and  Assignment  of Mortgage  with  respect to each  Mortgage  Loan  identified  on the
Mortgage Loan Schedule  attached  hereto and (ii) such Mortgage Note has been reviewed by it and appears  regular on its face and relates to such Mortgage Loan.  The Custodian  makes no
representations  as  to  (i)  the  validity,  legality,  enforceability,   sufficiency,  due
authorization or genuineness of any of the documents  contained in each Custodial File or of any of the  Mortgage  Loans  or (ii)  the  collectability,  insurability,  effectiveness  or suitability of any such Mortgage Loan.

            The  Custodian  hereby  confirms  that it is holding  each such  Mortgage  Note,
Assignment of Mortgage and  Assignment of Note as agent and bailee of, and custodian for the exclusive use and benefit,  and subject to the sole  direction,  of the Trustee  pursuant to the terms and conditions of the Custodial Agreement.

            This Trust Receipt and Initial Certification is not divisible or negotiable.

            The Custodian will accept and act on  instructions  with respect to the Mortgage
Loans subject hereto upon surrender of this Trust Receipt and Initial  Certification  at its office at [CUSTODIAN ADDRESS], Attention:  Document Custodian.

            Capitalized  terms used herein  shall have the  meaning  ascribed to them in the
Custodial Agreement.

                                    [_______________________________],
                                       as Custodian

                                    By:  ____________________________
                                         Name:
                                         Title:

                                        EXHIBIT I-2

                     FORM OF TRUST RECEIPT AND SUBSEQUENT CERTIFICATION

                                 [_________________, 200_]

U.S. Bank National Association
as Trustee for the
Adjustable Rate Mortgage Trust 2006-1
Corporate Trust Services/Structured Finance
60 Livingston Avenue, EP MN WS3D
St. Paul, Minnesota 55107

Wells Fargo Bank, N.A.,
as Trust Administrator and Master Servicer for the
Adjustable Rate Mortgage Trust 2006-1
9062 Old Annapolis Road,
Columbia, MD 21045

Credit Suisse First Boston Mortgage Securities Corp.
11 Madison Avenue
New York, New York 10010
Attention: Peter Sack

      Re:   Custodial  Agreement,  dated as of  February 1,  2006,  among U.S. Bank National
            Association,  as Trustee,  Wells Fargo Bank, N.A., as Trust  Administrator,  and
            [_______________], as Custodian

Ladies and Gentlemen:

            In  accordance  with  the  provisions  of  Section  4  of  the  above-referenced
Custodial  Agreement,  the  undersigned,  as the  Custodian,  hereby  certifies  as to  each
Subsequent  Mortgage Loan that (i) it has received the original Mortgage Note and Assignment of Mortgage with respect to each such  Subsequent  Mortgage Loan  identified on the Mortgage
Loan  Schedule  attached  hereto and (ii) such  Mortgage  Note has been  reviewed  by it and appears  regular on its face and relates to such  Subsequent  Mortgage  Loan.  The Custodian makes no representations as to (i) the validity, legality, enforceability,  sufficiency, due authorization or genuineness of any of the documents  contained in each Custodial File or of
any  of  the   Subsequent   Mortgage  Loans  or  (ii)  the   collectability,   insurability,
effectiveness or suitability of any such Subsequent Mortgage Loan.

            The  Custodian  hereby  confirms  that it is holding  each such  Mortgage  Note,
Assignment of Mortgage and  Assignment of Note as agent and bailee of, and custodian for the exclusive use and benefit,  and subject to the sole  direction,  of the Trustee  pursuant to the terms and conditions of the Custodial Agreement.

            This Trust Receipt and Subsequent Certification is not divisible or negotiable.

            The  Custodian  will  accept  and  act  on  instructions  with  respect  to  the
Subsequent  Mortgage  Loans  subject  hereto  upon  surrender  of  this  Trust  Receipt  and
Subsequent  Certification  at  its  office  at  [CUSTODIAN  ADDRESS],   Attention:  Document
Custodian.

            Capitalized  terms used herein  shall have the  meaning  ascribed to them in the
Custodial Agreement.

                                    [_______________________________],
                                       as Custodian

                                    By: ______________________________
                                         Name:
                                         Title:

                                         EXHIBIT J

                       FORM OF TRUST RECEIPT AND FINAL CERTIFICATION

                                           [date]

U.S. Bank National Association
as Trustee for the
Adjustable Rate Mortgage Trust 2006-1
Corporate Trust Services/Structured Finance
60 Livingston Avenue, EP MN WS3D
St. Paul, Minnesota 55107

Wells Fargo Bank, N.A.,
as Trust Administrator and Master Servicer for the
Adjustable Rate Mortgage Trust 2006-1
9062 Old Annapolis Road,
Columbia, MD 21045

Credit Suisse First Boston Mortgage Securities Corp.
11 Madison Avenue
New York, New York 10010
Attention: Peter Sack

      Re:   Custodial  Agreement,  dated as of  February 1,  2006,  among U.S. Bank National
            Association,  as Trustee,  Wells Fargo Bank, N.A., as Trust Administrator,  and
            [____________________], as Custodian

Ladies and Gentlemen:

            In accordance  with the  provisions of  Section [5][6]  of the  above-referenced
Custodial  Agreement,  the undersigned,  as the Custodian,  hereby certifies that as to each
Mortgage  Loan listed on the Mortgage  Loan  Schedule  (other than any Mortgage Loan paid in full or any Mortgage  Loan listed on the  attachment  hereto) it has reviewed the  Custodial
Files and has determined  that (i) all documents  required to be delivered to it pursuant to
Sections 2(i)-(ix)  of the Custodial  Agreement are in its  possession;  (ii) such documents have been  reviewed  by it and appear  regular on their  face and  related to such  Mortgage
Loan;  (iii) all  Assignments  of  Mortgage  or  intervening  assignments  of  mortgage,  as applicable,  have been submitted for recording in the  jurisdictions  in which  recording is necessary;  and (iv) each  Mortgage Note has been endorsed as provided in  Section 2(ii)  of
the  Custodial   Agreement   and  each  Mortgage  has  been  assigned  in  accordance   with
Section 2(vi) of the Custodial  Agreement.  The Custodian makes no representations as to (i)
the validity,  legality,  enforceability,  sufficiency,  due authorization or genuineness of any of the documents  contained in each  Custodial  File or of any of the Mortgage  Loans or
(ii) the  collectability,  insurability,  effectiveness  or suitability of any such Mortgage
Loan.

            The Custodian  hereby  confirms that it is holding each such  Custodial  File as agent and bailee of, and custodian  for the  exclusive  use and benefit,  and subject to the sole direction, of Trustee pursuant to the terms and conditions of the Custodial Agreement.

            This Trust Receipt and Final Certification is not divisible or negotiable.

            The Custodian will accept and act on  instructions  with respect to the Mortgage
Loans subject hereto upon surrender of this Trust Receipt and Initial  Certification  at its office at [CUSTODIAN ADDRESS], Attention:  Document Custodian.

            Capitalized  terms used herein  shall have the  meaning  ascribed to them in the
Custodial Agreement.

                                    [_______________________________],
                                       as Custodian

                                    By: ______________________________
                                          Name:
                                          Title:

                                         EXHIBIT K

                                FORM OF REQUEST FOR RELEASE

                                           [date]

To:  U.S. Bank National Association

            In  connection  with the  administration  of the  Mortgage  Loans held by you as
Trustee under the Pooling and  Servicing  Agreement,  dated as of  February 1,  2006,  among
Credit Suisse First Boston Mortgage  Securities  Corp., as depositor,  DLJ Mortgage Capital,
Inc., as seller,  Select Portfolio  Servicing,  Inc., as a servicer and as special servicer,
U.S.  Bank  National  Association,  as trustee,  and Wells Fargo Bank,  N.A., as a servicer, master  servicer,  back-up  servicer and trust  administrator  (the  "Pooling and  Servicing
Agreement"),  the undersigned  hereby requests a release of the Mortgage File held by you as
Trustee with  respect to the  following  described  Mortgage  Loan for the reason  indicated
below.

Mortgagor's Name:

Address:

Loan No.:

Reason for requesting file:

____     1.    Mortgage Loan paid in full.
               (The Servicer hereby certifies that all amounts received in connection with the Mortgage Loan have been or will be credited to the Certificate Account pursuant to the Pooling and Servicing
               Agreement.)

____     2.    Mortgage Loan repurchased.(The Servicer hereby certifies that the Purchase Price has been credited to the Certificate Account pursuant to the Pooling and Servicing Agreement.)

____     3.    The Mortgage Loan is being foreclosed.

____     4.    Other.  (Describe)
            The  undersigned  acknowledges  that the above Mortgage File will be held by the undersigned  in accordance  with the  provisions of the Pooling and Servicing  Agreement and will be  returned,  except if the  Mortgage  Loan has been paid in full or  repurchased  (in which case the Mortgage File will be retained by us permanently)  when no longer required by us for such purpose.

            Capitalized  terms used herein shall have the  meanings  ascribed to them in the
Pooling and Servicing Agreement.

                                    [NAME OF SERVICER]

                                    By: _________________________________
                                          Name:
                                          Title:

                                         EXHIBIT L

                               FORM OF TRANSFEROR CERTIFICATE
                                           [date]

Credit Suisse First Boston Mortgage Securities Corp.
11 Madison Avenue, 4th Floor
New York, NY 10010
Attention: Peter Sack

[Trust Administrator]

            Re:   [__________________] Mortgage-Backed Pass-Through Certificates, Series
                  200_-__
Ladies and Gentlemen:

            In connection  with our  disposition of the above  Certificates  we certify that
(a) we understand that the  Certificates  have not been registered  under the Securities Act of 1933,  as amended  (the "Act"),  and are being  disposed by us in a  transaction  that is exempt from the  registration  requirements  of the Act, (b) we have not offered or sold any
Certificates to, or solicited offers to buy any Certificates  from, any person, or otherwise approached or  negotiated  with any person with respect  thereto,  in a manner that would be deemed,  or taken any other  action  which would  result in, a violation of Section 5 of the
Act and (c) to the extent we are disposing of a Class AR  Certificate,  we have no knowledge the Transferee is not a Permitted Transferee.

                                    Very truly yours,

                                    ________________________________
                                    Print Name of Transferor

                                    By:______________________________
                                          Authorized Officer

                                        EXHIBIT M-1

                                 FORM OF INVESTMENT LETTER
                                           [date]

Credit Suisse First Boston Mortgage Securities Corp.
11 Madison Avenue, 4th Floor
New York, NY 10010
Attention: Peter Sack

[Trust Administrator]

            Re:   [__________________] Mortgage-Backed Pass-Through Certificates, Series
                  200_-__

Ladies and Gentlemen:

            In connection  with our  acquisition of the above  Certificates  we certify that
(a) we understand that the  Certificates  are not being  registered under the Securities Act of 1933, as amended (the "Act"),  or any state securities laws and are being  transferred to us in a transaction  that is exempt from the  registration  requirements  of the Act and any such laws,  (b) we are an  "accredited  investor," as defined in Regulation D under the Act, and have such  knowledge  and  experience  in  financial  and  business  matters that we are capable of evaluating the merits and risks of investments in the  Certificates,  (c) we have had the  opportunity to ask questions of and receive  answers from the Depositor  concerning the  purchase  of the  Certificates  and all  matters  relating  thereto  or any  additional information  deemed necessary to our decision to purchase the  Certificates,  (d) either (i)
we are  not an  employee  benefit  plan  or  arrangement  that is  subject  to the  Employee
Retirement Income Security Act of 1974, as amended,  or Section 4975 of the Internal Revenue
Code of 1986, as amended, nor are we using the assets of any such plan or arrangement,  (ii)
we are providing an Opinion of Counsel which  establishes to the reasonable  satisfaction of the Trust Administrator that the purchase and holding of  ERISA-Restricted  Certificates by, on  behalf  of or with  "plan  assets"  of such  plan or  arrangement  will  not  result  in non-exempt  prohibited  transactions under Section 406 of ERISA or Section 4975 of the Code, and will not  subject  the  Depositor,  the  Trustee,  the Trust  Administrator,  the Master
Servicer or any other  Servicer to any  obligation  in addition to those  undertaken in this
Agreement  or (iii)  if,  in the case of  ERISA-Restricted  Certificates  that have been the subject of an ERISA-Qualifying  Underwriting, we are an insurance company, we are purchasing such  Certificates  with funds contained in an "insurance  company general account" (as such term is defined in  Section V(e)  of Prohibited  Transaction  Class  Exemption  95-60 ("PTCE
95-60")) and our purchase and holding of such  Certificates are covered under Sections I and
III of PTCE 95-60,  (e) we are acquiring the Certificates for investment for our own account and not with a view to any distribution of such  Certificates  (but without prejudice to our right at all times to sell or  otherwise  dispose of the  Certificates  in  accordance  with clause (g) below),  (f) we have not offered or sold any Certificates to, or solicited offers to buy any  Certificates  from, any person,  or otherwise  approached or negotiated with any person with respect thereto,  or taken any other action which would result in a violation of
Section 5  of the Act,  and (g) we will not  sell,  transfer  or  otherwise  dispose  of any
Certificates  unless  (1) such  sale,  transfer or other  disposition is made pursuant to an effective  registration  statement  under  the  Act  or is  exempt  from  such  registration requirements,  and if  requested,  we will at our  expense  provide  an  opinion  of counsel satisfactory  to the  addressees  of this  Certificate  that such  sale,  transfer  or other disposition  may be made  pursuant  to an  exemption  from the  Act,  (2) the  purchaser  or transferee  of  such  Certificate  has  executed  and  delivered  to  you a  certificate  to substantially the same effect as this  certificate,  and (3) the purchaser or transferee has otherwise  complied with any  conditions for transfer set forth in the Pooling and Servicing
Agreement.

                                    Very truly yours,

                                    ________________________________
                                    Print Name of Transferor

                                    By: ____________________________
                                          Authorized Officer

                                        EXHIBIT M-2

                                  FORM OF RULE 144A LETTER
                                           [date]

Credit Suisse First Boston Mortgage Securities Corp.
11 Madison Avenue, 4th Floor
New York, NY 10010
Attention: Peter Sack

[Trust Administrator]

            Re:   [__________________] Mortgage-Backed Pass-Through Certificates, Series
                  200_-__

Ladies and Gentlemen:

            In connection  with our  acquisition of the above  Certificates  we certify that
(a) we understand that the  Certificates  are not being  registered under the Securities Act of 1933, as amended (the "Act"),  or any state securities laws and are being  transferred to us in a transaction  that is exempt from the  registration  requirements  of the Act and any such laws, (b) we have such knowledge and experience in financial and business  matters that we are capable of evaluating the merits and risks of investments  in the  Certificates,  (c)
we have had the  opportunity  to ask  questions of and receive  answers  from the  Depositor concerning  the  purchase  of the  Certificates  and all  matters  relating  thereto  or any additional  information  deemed necessary to our decision to purchase the Certificates,  (d)
either  (i) we are not an  employee  benefit  plan or  arrangement  that is  subject  to the
Employee  Retirement  Income  Security  Act of 1974,  as  amended,  or  Section 4975  of the
Internal  Revenue Code of 1986, as amended,  nor are we using the assets of any such plan or arrangement,  (ii)  we  are  providing  an  Opinion  of  Counsel  which  establishes  to the reasonable  satisfaction  of the  Trust  Administrator  that the  purchase  and  holding  of
ERISA-Restricted  Certificates  by, on behalf of or with "plan assets" of such plan will not result in a non-exempt prohibited  transaction under Section 406 of ERISA or Section 4975 of the Code,  and will not subject the Depositor,  the Trustee,  the Trust  Administrator,  the
Master  Servicer or any other Servicer to any obligation in addition to those  undertaken in this Agreement or (iii) if, in the case of an  ERISA-Restricted  Certificates that have been the  subject  of an  ERISA-Qualifying  Underwriting,  we are an  insurance  company,  we are purchasing such Certificates with funds contained in an "insurance  company general account"
(as such term is defined in  Section V(e)  of Prohibited  Transaction  Class Exemption 95-60
("PTCE  95-60"))  and our  purchase  and  holding of such  Certificates  are  covered  under
Sections  I and III of PTCE  95-60,  (e) we have not,  nor has  anyone  acting on our behalf offered, transferred,  pledged, sold or otherwise disposed of the Certificates, any interest in the  Certificates  or any other  similar  security to, or  solicited  any offer to buy or accept a transfer,  pledge or other  disposition  of the  Certificates,  any interest in the
Certificates or any other similar security from, or otherwise  approached or negotiated with respect to the Certificates,  any interest in the Certificates or any other similar security with,  any  person in any  manner,  or made any  general  solicitation  by means of  general advertising  or in any other  manner,  or taken any other  action,  that would  constitute a distribution of the  Certificates  under the Act or that would render the disposition of the
Certificates a violation of Section 5 of the Act or require  registration  pursuant thereto, nor will act, nor has  authorized  or will  authorize any person to act, in such manner with respect to the Certificates,  (f) we are a "qualified  institutional  buyer" as that term is defined in Rule 144A under the Act ("Rule 144A") and have  completed  either of the forms of certification  to that effect  attached  hereto as Annex 1 or Annex 2, (g) we are aware that the  sale to us is  being  made in  reliance  on Rule  144A,  and (i) we are  acquiring  the
Certificates  for  our  own  account  or for  resale  pursuant  to Rule  144A  and  further, understand  that such  Certificates  may be  resold,  pledged or  transferred  only (A) to a person reasonably believed to be a qualified  institutional buyer that purchases for its own account or for the account of a qualified  institutional  buyer to whom notice is given that the resale,  pledge or transfer is being made in reliance on Rule 144A,  or (B)  pursuant to another exemption from registration under the Act.

                                    Very truly yours,

                                    _______________________________
                                    Print Name of Transferor

                                    By: ___________________________
                                          Authorized Officer

                                        EXHIBIT M-3

                                FORM OF REGULATION S LETTER

                                         EXHIBIT N

                     FORM OF INVESTOR TRANSFER AFFIDAVIT AND AGREEMENT

STATE OF          )
                        : ss.:
COUNTY OF         )

            [NAME OF OFFICER], being first duly sworn, deposes and says:

            1.    That he is [Title of  Officer]  or [Name of Owner]  (record or  beneficial
owner  (the   "Owner")  of  the  Class   [AR/AR-L]   Certificates   (the  "Class   [AR/AR-L]
Certificates")),  a [savings  institution]  [corporation]  duly organized and existing under
the  laws  of  [the  State  of  ]  [the  United  States],   on  behalf  of  which  he  makes
this affidavit and agreement.

            2.    That the  Owner (i) is not and will not be a  "disqualified  organization"
as of [date of transfer]  within the meaning of  Section 860E(e)(5)  of the Internal Revenue
Code of  1986,  as  amended  (the  "Code"),  (ii)  will  endeavor  to  remain  other  than a disqualified  organization  for so long as it retains  its  ownership  interest in the Class
[AR/AR-L] Certificates,  and (iii) is acquiring the Class [AR/AR-L] Certificates for its own account.  A "Permitted  Transferee" is any person other than a "disqualified  organization."
(For this purpose,  a  "disqualified  organization"  means the United  States,  any state or political  subdivision thereof, any agency or instrumentality of any of the foregoing (other than an  instrumentality  all of the activities of which are subject to tax and,  except for the Federal Home Loan  Mortgage  Corporation,  a majority of whose board of directors is not selected  by  any  such  governmental  entity)  or  any  foreign  government,  international organization or any agency or  instrumentality  of such foreign  government or organization, any rural  electric or  telephone  cooperative,  or any  organization  (other  than  certain farmers'  cooperatives)  that is  generally  exempt  from  federal  income tax  unless  such organization is subject to the tax on unrelated business taxable income).

            3.    That the Owner is aware (i) of the tax that would be imposed on  transfers of Class  [AR/AR-L]  Certificates to  disqualified  organizations  under the Code; (ii) that such tax would be on the transferor,  or, if such transfer is through an agent (which person includes a broker,  nominee or  middleman)  for a  non-Permitted  Transferee,  on the agent;
(iii) that the person  otherwise  liable for the tax shall be relieved of liability  for the tax if the  transferee  furnishes  to such  person an  affidavit  that the  transferee  is a
Permitted  Transferee  and,  at the time of  transfer,  such  person  does  not have  actual knowledge that the affidavit is false;  and (iv) that the Class [AR/AR-L]  Certificates  may be "noneconomic  residual interests" within the meaning of Treasury regulations  promulgated pursuant to the Code and that the transferor of a noneconomic  residual interest will remain liable  for any  taxes  due with  respect  to the  income on such  residual  interest,  if a significant  purpose of the transfer was to enable the  transferor to impede the  assessment or collection of tax.

            4.    That the  Owner is aware of the tax  imposed  on a  "pass-through  entity"
holding  Class  [AR/AR-L]  Certificates  if at any  time  during  the  taxable  year  of the pass-through  entity a non-Permitted  Transferee is the record holder of an interest in such entity.  (For  this  purpose,  a "pass  through  entity"  includes  a  regulated  investment company,  a real estate  investment  trust or common  trust fund,  a  partnership,  trust or estate, and certain cooperatives.)

            5.    That the Owner is aware that the Trustee  will not  register  the Transfer of any Class  [AR/AR-L]  Certificates  unless the  transferee,  or the  transferee's  agent, delivers to it an affidavit and agreement,  among other things,  in  substantially  the same form as  this  affidavit  and  agreement.  The  Owner  expressly  agrees  that  it will  not consummate  any  such  transfer  if it  knows or  believes  that any of the  representations contained in such affidavit and agreement are false.

            6.    That the Owner has reviewed the  restrictions set forth on the face of the
Class  [AR/AR-L]  Certificates  and  the  provisions  of  Section 6.02  of the  Pooling  and
Servicing  Agreement under which the Class  [AR/AR-L]  Certificates  were issued.  The Owner expressly agrees to be bound by and to comply with such restrictions and provisions.

            7.    That the Owner consents to any  additional  restrictions  or  arrangements that  shall  be  deemed  necessary  upon  advice  of  counsel  to  constitute  a  reasonable arrangement to ensure that the Class [AR/AR-L]  Certificates will only be owned, directly or indirectly, by an Owner that is a Permitted Transferee.

            8.    That the Owner's Taxpayer Identification Number is ________________.

            9.    That  the  Owner  is a  citizen  or  resident  of  the  United  States,  a corporation,  partnership or other entity created or organized in, or under the laws of, the
United  States,  any State thereof or the District of Columbia,  or an estate or trust whose income from  sources  without the United  States is  includable  in gross  income for United
States federal income tax purposes  regardless of its connection with the conduct of a trade or business within the United States.

            10.   That no  purpose  of the  Owner  relating  to the  purchase  of the  Class
[AR/AR-L]  Certificate  by the Owner is or will be to impede the assessment or collection of tax.

            11.   That the Owner has no present  knowledge  or  expectation  that it will be unable to pay any United States taxes owed by it so long as any of the  Certificates  remain outstanding.

            12.   That the  Owner  has no  present  knowledge  or  expectation  that it will become  insolvent  or  subject  to a  bankruptcy  proceeding  for  so  long  as  any  of the
Certificates remain outstanding.

            13.   That no purpose of the Owner  relating to any sale of the Class  [AR/AR-L]
Certificate by the Owner will be to impede the assessment or collection of tax.

            14.   The Owner  hereby  agrees to  cooperate  with the  Trustee and to take any action  required  of it by the  Code or  Treasury  regulations  thereunder  (whether  now or hereafter promulgated) in order to create or maintain the REMIC status of the Trust Fund.

            15.   That the Owner is not an  employee  benefit or other  plan  subject to the prohibited  transaction  provisions of the Employee  Retirement Income Security Act of 1974,
as amended ("ERISA"),  or Section 4975 of the Internal Revenue Code of 1986, as amended (the
"Code") (a "Plan"),  or any other person (including an investment manager, a named fiduciary or a trustee of any Plan) acting,  directly or  indirectly,  on behalf of or purchasing  any
Certificate with "plan assets" of any Plan.

            16.   The  Owner  hereby  agrees  that it will not take any  action  that  could endanger the REMIC status of the Trust Fund or result in the  imposition of tax on the Trust
Fund unless  counsel  for, or  acceptable  to, the Trustee has provided an opinion that such action will not result in the loss of such REMIC  status or the  imposition  of such tax, as applicable.

            17.   The  Owner  has  provided   financial   statements   or  other   financial
information  requested by the  transferor  in  connection  with the transfer of the Residual
Certificates  to permit the  transferor to assess the  financial  capability of the Owner to pay any such taxes.

            IN WITNESS  WHEREOF,  the Owner has caused this instrument to be executed on its behalf,  pursuant to the authority of its Board of Directors,  by its [Title of Officer] and
its corporate seal to be hereunto  attached,  attested by its  [Assistant]  Secretary,  this
____ day of ___________.

                                    [NAME OF OWNER]

                                    By:  _______________________________
                                          [Name of Officer]
                                          [Title of Officer]

[Corporate Seal]

ATTEST:

__________________________________
[Assistant] Secretary

            Personally  appeared  before  me the  above-named  [Name of  Officer],  known or proved to me to be the same  person who  executed  the  foregoing  instrument  and to be the
[Title of Officer] of the Owner,  and  acknowledged  to me that he executed  the same as his free act and deed and the free act and deed of the Owner.

Subscribed and sworn before me this _____ day of _______________________.

                                    __________________________________________
                                    NOTARY PUBLIC

                                    COUNTY OF _______________________________

                                    STATE OF  ________________________________

                                    My Commission expires the _____ day of
                                    __________________, 20____.

                                         EXHIBIT O

                                FORM OF TRANSFER CERTIFICATE

                                           [date]

Credit Suisse First Boston Mortgage Securities Corp.
11 Madison Avenue, 4th Floor
New York, New York 10010
Attention:  Peter Sack

[_____________________]
[_____________________]
[_____________________]

            Re:   [_________________________] Mortgage Backed Pass Through Certificates,
                  Series 200_ ___, Class AR (the "Certificates")

Ladies and Gentlemen:

            This   letter   is   delivered   to  you  in   connection   with   the  sale  by
_________________ (the "Seller") to  ____________________________________  (the "Purchaser")
of a  _______%  Percentage  Interest  in the  above  referenced  Certificates,  pursuant  to
Section 6.02  of the Pooling and Servicing  Agreement  dated as of February 1,  2006,  among
Credit Suisse First Boston Mortgage  Securities  Corp., as depositor,  DLJ Mortgage Capital,
Inc., as seller,  Select Portfolio  Servicing,  Inc., as a servicer and as special servicer,
U.S.  Bank  National  Association,  as trustee,  and Wells Fargo Bank,  N.A., as a servicer, master  servicer,  back-up  servicer and trust  administrator  (the  "Pooling and  Servicing
Agreement").  All terms used herein and not  otherwise  defined  shall have the meanings set forth in the Pooling and Servicing  Agreement.  The Seller hereby certifies,  represents and warrants to, and covenants with, the Depositor and the Trustee that:

            1.    No  purpose  of the  Seller  relating  to sale of the  Certificate  by the
Seller to the  Purchaser  is or will be to enable  the Seller to impede  the  assessment  or collection of any tax.

            2.    The Seller  understands  that the Purchaser has delivered to the Trustee a transfer  affidavit  and  agreement  in the  form  attached  to the  Pooling  and  Servicing
Agreement  as  Exhibit  N.  The  Seller  does not know or  believe  that any  representation contained therein is false.

            3.    The Seller has no actual  knowledge that the proposed  Transferee is not a
Permitted Transferee.

            4.    The Seller has no actual  knowledge that the Purchaser  would be unwilling or  unable  to pay  taxes  due on  its  share  of the  taxable  income  attributable  to the
Certificate.

            5.    The Seller has  conducted  a  reasonable  investigation  of the  financial condition of the Purchaser and, as a result of the  investigation,  found that the Purchaser has  historically  paid its debts as they came due,  and found no  significant  evidence  to indicate  that the  Purchaser  will not  continue  to pay its  debts as they come due in the future.

            6.    The  Purchaser  has  represented  to the Seller that,  if the  Certificate constitutes  a  noneconomic  residual  interest,  it (i)  understands  that as  holder  of a noneconomic  residual  interest  it may incur tax  liabilities  in excess of any cash  flows generated by the interest,  and (ii) intends to pay taxes associated with its holding of the
Certificate as they become due.

                                    Very truly yours,

                                    [SELLER]

                                    By: ________________________________
                                          Name:
                                          Title:

                                         EXHIBIT P

                             FORM OF SPS MORTGAGE LOANS REPORT

                DATA AND FORMAT TO BE PROVIDED BY SPS TO THE MASTER SERVICER
                                     (in Excel format)

                                   ALL SPS MORTGAGE LOANS

FIELD FORMAT                                                  FIELD
Name*                                                         Text
Lien Position *                                               Text/Number
FICO Score*                                                   Number
Original Occupancy*                                           Text
Documentation*                                                Text
Purpose*                                                      Text
Original Loan Amount*                                         Number
Original Appraisal Value*                                     Number
Original LTV*                                                 Number
Original P&I*                                                 Number
Original Interest Rate*                                       Number
First Payment Date*                                           MM/DD/YY
Origination Date*                                             MM/DD/YY
Originator*                                                   Text
Loan Term*                                                    Number
Product Type (adjustable rate or fixed rate)*                 Text
Property Type*                                                Text
Street Address*                                               Text
City*                                                         Text
Zip Code*                                                     Text
State*                                                        Text
MI Certificate Number*                                        Number
Prepayment Flag                                               Text
Prepayment Expiration Date                                    MM/DD/YY
Loan Number                                                   Text
Deal Identifier by Loan                                       Text
Current Loan Amount                                           Number
Current LTV                                                   Number
Current Interest Rate                                         Number
Last Interest Payment Date                                    MM/DD/YY
Current P&I Payment Amount                                    Number
Paid Off Code                                                 Text
Scheduled Balance                                             Number
Calculation of Retained Yield by Loan Number (if applicable   Number
to the transaction)
Reporting of Delinquency Status on Defaulted Mortgage Loans   Text
Current Market Value                                          Number
Date of Market Value                                          MM/DD/YY
As-is Value                                                   Number
Repaired Value                                                Number
Type of Valuation                                             Text
Foreclosure Flag                                              Text
Bankruptcy Flag                                               Text
Date NOD sent to MI company                                   MM/DD/YY
Foreclosure Start Date (Referral Date)                        MM/DD/YY
Scheduled Foreclosure Sale Date                               MM/DD/YY
Foreclosure Actual Sale Date                                  MM/DD/YY
Actual Notice of Intent Date                                  MM/DD/YY
Actual First Legal Date                                       MM/DD/YY
Bankruptcy Chapter                                            Number
Actual Bankruptcy Start Date                                  MM/DD/YY
Actual Payment Plan Start and End Dates                       MM/DD/YY
List Date                                                     MM/DD/YY
List Price                                                    Number
Vacancy/Occupancy Status                                      Text
Actual Eviction Start Date                                    MM/DD/YY
Actual Eviction Completion Date                               MM/DD/YY
Actual REO Start Date                                         MM/DD/YY
Sales Price                                                   Number
Actual Closing Date                                           MM/DD/YY
Net Sales Proceeds                                            Number
Mortgage Insurance Claim Filing Date                          MM/DD/YY
Mortgage Insurance Proceeds Received                          Number
Date Mortgage Insurance Proceeds Received                     MM/DD/YY
Collection History

                                         EXHIBIT Q

                          FORM OF FORECLOSURE SETTLEMENT STATEMENT

REMIC #                                                     Ending Interest
                                                            Rate:
Original Amount of Loan:                                    Fixed or
                                                            Adjustable:
UPB Accrued Int to frcl sale:
Advanced Delinquent Interest:
Date Borrower Paid To:        /  /
Borrower's Name:
Property Address:

MSP Bank/Category
Note Date:                    /  /
Date of REO:                  /  /
Disposition Date:             /  /

                              Amount      Date of Valuation Type of Valuation
Market Value       AS IS:                        / /
                   Repaired
Supplemental Value AS IS:                        / /
                   Repaired
REO BPO Value:                                   / /
List Price:
Sales Price:

                   Proceeds               Expenses*
List Price:                               Servicing
                                          Advances:
Sales Price:                  0.00                                  Payee 70R01
                                                                   Acquisition:
Broker's                                                       Payee 75R60 REO:
Commission:
Bonus Commission:                                                   Payee 75R49
                                                                   Foreclosure:
Lien Purchase/Paid                                          Payee 75R36 Escrow:
Off:
Seller Closing                                                      Payee 75R52
Costs:                                                              Bankruptcy:
Repair Costs:                                               Discrepancy Amount:
Seller Concessions:                                           Servicing Advance  0.00
                                                                         Total:
Other Closing                             Advances Applied After
Costs:                                    Liquidation:
                                          Prior Additional Advances:
Net Proceeds:                 0.00        Escrow Advance:
                                          Interest on Advances:
Escrow Balance:                           Other Advances:
Suspense Balance:                         Servicing Advance Holdbacks:
Restricted Escrow:                                                     Property
                                                                    Inspection:
Rental Income                                                              BPO:
Received:

________________________________

*All amounts will be itemized, and to the extent not itemized, this form will be accompanied by documentation supporting all amounts claimed on this form.

Insurance Settlement                                              Lender Placed
Received:                                                            Insurance:
Other:                                                               Utilities:
                                                              REO Repair Costs:
Total Liquidation Proceeds:   0.00                            Foreclosure Fees:
Total Liquidation Expenses:   0.00                                  Bankruptcy:
Net Liquidation Proceeds:     0.00                              Eviction Costs:
Loan Principal Balance:                                           Transfer Tax:
Realized Gain/Loss Amount:    0.00                           Reconveyance Fees:
Additional Proceeds Applied:                                        Demand Fee:
Prior Additional Proceeds:                                     Total Holdbacks:  0.00
Loss Severity:                #DIV/0!                     Other Fees (Including
                                                                   Fee Code B):
Notes:                                                  UPB Accrued Interest to   0.00
                                                                           COE:
                                                            Advanced Delinquent   0.00
                                                                      Interest:
                                                             Stopped Delinquent
                                                                      Interest:
                                                             Deferred Interest:
                                                           Additional Interest:
                                                              Total Liquidation
                                                                      Expenses:  0.00

                                         EXHIBIT R

                                RELEVANT SERVICING CRITERIA

      The  assessment  of  compliance  to be delivered by the Master  Servicer and the Trust
Administrator shall address,  at a minimum,  the criteria identified as below as "Applicable
Servicing Criteria" with respect to such party:

Where there are  multiple  checks for criteria the  attesting  party will  identify in their management  assertion that they are attesting only to the portion of the distribution  chain they are responsible for in the related transaction agreements.

--------------------------------------------------------------------------------
Regulation   Servicing Criteria           Servicers      Master       Trust
AB Reference                                            Servicer   Administrator
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------
             General           Servicing
             Considerations
-----------------------------------------------------------------------------

-------------------------------------------------------------------------------
1122(d)(1)(i)Policies   and   procedures      X            X            X
             are  instituted  to monitor
             any  performance  or  other
             triggers   and   events  of
             default in accordance  with
             the transaction agreements.
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
1122(d)(1)(iiIf any material servicing        X            X
             activities are outsourced
             to third parties, policies
             and procedures are
             instituted to monitor the
             third party's performance
             and compliance with such
             servicing activities.
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
             Any requirements in the
             transaction agreements to
             maintain a back-up
             servicer for the Pool
1122(d)(1)(iiAssets are maintained.
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
1122(d)(1)(ivA fidelity bond and errors       X            X
             and omissions policy is in
             effect on the party
             participating in the
             servicing function
             throughout the reporting
             period in the amount of
             coverage required by and
             otherwise in accordance
             with the terms of the
             transaction agreements.
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
             Cash     Collection     and
             Administration
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
1122(d)(2)(i)Payments on pool assets          X            X            X
             are deposited into the
             appropriate custodial bank
             accounts and related bank
             clearing accounts no more
             than two business days
             following receipt, or such
             other number of days
             specified in the
             transaction agreements.
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
             Disbursements made via           X            X            X
             wire transfer on behalf of
             an obligor or to an
             investor are made only by
1122(d)(2)(iiauthorized personnel.
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
             Advances of funds or             X            X
             guarantees regarding
             collections, cash flows or
             distributions, and any
             interest or other fees
             charged for such advances,
             are made, reviewed and
             approved as specified in
             the transaction
1122(d)(2)(iiagreements.
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
             The related accounts for         X            X            X
             the transaction, such as
             cash reserve accounts or
             accounts established as a
             form of over
             collateralization, are
             separately maintained
             (e.g., with respect to
             commingling of cash) as
             set forth in the
1122(d)(2)(ivtransaction agreements.
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
             Each custodial account is        X            X            X
             maintained at a federally
             insured depository
             institution as set forth
             in the transaction
             agreements. For purposes
             of this criterion,
             "federally insured
             depository institution"
             with respect to a foreign
             financial institution
             means a foreign financial
             institution that meets the
             requirements of Rule
             13k-1(b)(1) of the
1122(d)(2)(v)Securities Exchange Act.
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
             Unissued checks are              X
             safeguarded so as to
             prevent unauthorized
1122(d)(2)(viaccess.
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
1122(d)(2)(viReconciliations are              X            X            X
             prepared on a monthly
             basis for all asset-backed
             securities related bank
             accounts, including
             custodial accounts and
             related bank clearing
             accounts. These
             reconciliations are (A)
             mathematically accurate;
             (B) prepared within 30
             calendar days after the
             bank statement cutoff
             date, or such other number
             of days specified in the
             transaction agreements;
             (C) reviewed and approved
             by someone other than the
             person who prepared the
             reconciliation; and (D)
             contain explanations for
             reconciling items. These
             reconciling items are
             resolved within 90
             calendar days of their
             original identification,
             or such other number of
             days specified in the
             transaction agreements.
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
             Investor   Remittances  and
             Reporting
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
1122(d)(3)(i)Reports to investors,            X            X            X
             including those to be
             filed with the Commission,
             are maintained in
             accordance with the
             transaction agreements and
             applicable Commission
             requirements.
             Specifically, such reports
             (A) are prepared in
             accordance with timeframes
             and other terms set forth
             in the transaction
             agreements; (B) provide
             information calculated in
             accordance with the terms
             specified in the
             transaction agreements;
             (C) are filed with the
             Commission as required by
             its rules and regulations;
             and (D) agree with
             investors' or the
             trustee's records as to
             the total unpaid principal
             balance and number of Pool
             Assets serviced by the
             Servicer.
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
             Amounts due to investors         X            X            X
             are allocated and remitted
             in accordance with
             timeframes, distribution
             priority and other terms
             set forth in the
1122(d)(3)(iitransaction agreements.
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
             Disbursements made to an         X            X            X
             investor are posted within
             two business days to the
             Servicer's investor
             records, or such other
             number of days specified
             in the transaction
1122(d)(3)(iiagreements.
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
             Amounts remitted to              X            X            X
             investors per the investor
             reports agree with
             cancelled checks, or other
             form of payment, or
1122(d)(3)(ivcustodial bank statements.
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
             Pool Asset Administration
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
1122(d)(4)(i)Collateral or security on        X
             pool assets is maintained
             as required by the
             transaction agreements or
             related pool asset
             documents.
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
1122(d)(4)(iiPool assets  and related         X
             documents are safeguarded
             as required by the
             transaction agreements
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
1122(d)(4)(iiAny additions, removals or       X
             substitutions to the asset
             pool are made, reviewed
             and approved in accordance
             with any conditions or
             requirements in the
             transaction agreements.
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
1122(d)(4)(ivPayments on pool assets,         X
             including any payoffs,
             made in accordance with
             the related pool asset
             documents are posted to
             the Servicer's obligor
             records maintained no more
             than two business days
             after receipt, or such
             other number of days
             specified in the
             transaction agreements,
             and allocated to
             principal, interest or
             other items (e.g., escrow)
             in accordance with the
             related pool asset
             documents.
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
             The Servicer's records           X
             regarding the pool assets
             agree with the Servicer's
             records with respect to an
             obligor's unpaid principal
1122(d)(4)(v)balance.
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
             Changes with respect to          X
             the terms or status of an
             obligor's pool assets
             (e.g., loan modifications
             or re-agings) are made,
             reviewed and approved by
             authorized personnel in
             accordance with the
             transaction agreements and
             related pool asset
1122(d)(4)(vidocuments.
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
             Loss mitigation or               X
             recovery actions (e.g.,
             forbearance plans,
             modifications and deeds in
             lieu of foreclosure,
             foreclosures and
             repossessions, as
             applicable) are initiated,
             conducted and concluded in
             accordance with the
             timeframes or other
             requirements established
             by the transaction
1122(d)(4)(viagreements.
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
1122(d)(4)(viRecords documenting              X
             collection efforts are
             maintained during the
             period a pool asset is
             delinquent in accordance
             with the transaction
             agreements. Such records
             are maintained on at least
             a monthly basis, or such
             other period specified in
             the transaction
             agreements, and describe
             the entity's activities in
             monitoring delinquent pool
             assets including, for
             example, phone calls,
             letters and payment
             rescheduling plans in
             cases where delinquency is
             deemed temporary (e.g.,
             illness or unemployment).
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
1122(d)(4)(ixAdjustments to interest          X
             rates or rates of return
             for pool assets with
             variable rates are
             computed based on the
             related pool asset
             documents.
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
1122(d)(4)(x)Regarding any funds held         X
             in trust for an obligor
             (such as escrow accounts):
             (A) such funds are
             analyzed, in accordance
             with the obligor's pool
             asset documents, on at
             least an annual basis, or
             such other period
             specified in the
             transaction agreements;
             (B) interest on such funds
             is paid, or credited, to
             obligors in accordance
             with applicable pool asset
             documents and state laws;
             and (C) such funds are
             returned to the obligor
             within 30 calendar days of
             full repayment of the
             related pool assets, or
             such other number of days
             specified in the
             transaction agreements.
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
             Payments made on behalf of       X
             an obligor (such as tax or
             insurance payments) are
             made on or before the
             related penalty or
             expiration dates, as
             indicated on the
             appropriate bills or
             notices for such payments,
             provided that such support
             has been received by the
             servicer at least 30
             calendar days prior to
             these dates, or such other
             number of days specified
             in the transaction
1122(d)(4)(xiagreements.
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
             Any late payment penalties       X
             in connection with any
             payment to be made on
             behalf of an obligor are
             paid from the Servicer's
             funds and not charged to
             the obligor, unless the
             late payment was due to
             the obligor's error or
1122(d)(4)(xiomission.
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
             Disbursements made on            X
             behalf of an obligor are
             posted within two business
             days to the obligor's
             records maintained by the
             servicer, or such other
             number of days specified
             in the transaction
1122(d)(4)(xiagreements.
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
             Delinquencies, charge-offs       X            X
             and uncollectible accounts
             are recognized and
             recorded in accordance
             with the transaction
1122(d)(4)(xiagreements.
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
             Any external enhancement
             or other support,
             identified in Item
             1114(a)(1) through (3) or
             Item 1115 of Regulation
             AB, is maintained as set
             forth in the transaction
1122(d)(4)(xvagreements.
-------------------------------------------------------------------------------

[NAME OF COMPANY]

Date: _________________________
By:
Name:       ________________________________
Title:      ________________________________

                                         EXHIBIT S

                              ADDITIONAL FORM 10-D DISCLOSURE

           Item on Form 10-D                      Party Responsible
     Item 1: Distribution and Pool                     Servicer
        Performance Information                  Trust Administrator
---------------------------------------               Depositor

Any information required by 1121 which
    is NOT included on the Monthly
               Statement
       Item 2: Legal Proceedings        (i) All  parties  to  the  PSA  (as to
                                        themselves),  (ii) the  Depositor  and
        per Item 1117 of Reg AB         servicer  as to  the  issuing  entity,
                                        (iii) the    Depositor   as   to   the
                                        sponsor,  any 1106(b) originator,  any
                                        1100(d)(1) party
 Item 3: Sale of Securities and Use of                Depositor
               Proceeds
     Item 4: Defaults Upon Senior                Trust Administrator
              Securities
  Item 5: Submission of Matters to a             Trust Administrator
       Vote of Security Holders
 Item 6: Significant Obligors of Pool             Depositor/Servicer
                Assets
    Item 7: Significant Enhancement               Depositor/Servicer
         Provider Information
       Item 8: Other Information         Any party responsible for disclosure
                                                  items on Form 8-K
           Item 9: Exhibits                      Trust Administrator
                                                      Depositor

                                         EXHIBIT T

                      FORM OF MONTHLY STATEMENT TO CERTIFICATEHOLDERS

(i)   With respect to each Class of Certificates which are not Notional Amount Certificates and, unless otherwise stated, the related Distribution Date,

      (a)   the Initial Class Principal Balance of such Class as of the Cut-off Date;

      (b)   the Class Principal Balance of such Class before giving effect to the distribution of principal and interest;

      (c)   the amount of the related distribution on such Class allocable to interest;

      (d)   the amount of the related distribution on such Class allocable to principal;

      (e)   the sum of the principal and interest payable to such Class;

      (f)   the Realized Loss allocable to such Class;

      (g)   the Class Unpaid Interest Amount allocable to such Class;

      (h)   the Class Principal Balance of such Class after giving effect to the distribution of principal and interest;

      (i)   the Pass-Through Rate for such Class;

      (j)   any Basis Risk Shortfall allocable to such Class, if such amount is greater than zero;

      (k)   any shortfall in principal allocable to such Class, if such amount is greater than zero;

(ii)  with respect to each Class of Certificates which are Notional Amount Certificates and, unless otherwise stated, the related Distribution Date,

      (a)   the Notional Amount of such Class as of the Cut-off Date;

      (b)   the Notional Amount of such Class before giving effect to the distribution of interest;

      (c)   the amount of the related distribution on such Class allocable to interest;

      (d)   the amount of the related distribution on such Class allocable to principal;

      (e)   the sum of the principal and interest payable to such class;

      (f)   the Realized Loss allocable to such Class;

      (g)   the Class Unpaid Interest Amount allocable to such Class;

      (h)   the Notional Amount of such Class after giving effect to the distribution of interest;

      (i)   the Pass-Through Rate for such Class;

      (j)   any Basis Risk Shortfall allocable to such Class, if such amount is greater than zero;

(iii) with respect to a $1000 factor of the Initial Class Principal Balance of each Class of Certificates which are not Notional Amount Certificates and the related
      Distribution Date,

      (a)   the CUSIP number assigned to such Class;

      (b)   the Class Principal Balance of such Class factor prior to giving effect to the distribution of principal and interest;

      (c)   the amount of the related distribution allocable to interest on such Class factor;

      (d)   the amount of the related distribution allocable to principal on such Class factor;

      (e)   the sum of the principal and interest payable to such Class factor;

      (f)   the Class Principal Balance of such Class factor after giving effect to the distribution of principal and interest;

(iv)  with respect to a $1000 factor of the Initial Class Principal Balance of each Class of Certificates which are Notional Amount Certificates and the related Distribution
      Date,

      (a)   the CUSIP number assigned to such Class;

      (b)   the Notional Amount of such Class factor prior to giving effect to the distribution of interest;

      (c)   the amount of the related distribution allocable to interest on such Class factor;

      (d)   the amount of the related distribution allocable to principal on such Class factor;

      (e)   the sum of the principal and interest payable to such Class factor;

      (f)   the Notional Amount of such Class factor after giving effect to the distribution of interest;

(v)   with respect to each Loan Group, in the aggregate, and, unless otherwise stated, the related Distribution Date,

      (a)   the Scheduled Payment of principal for such Loan Group;

      (b)   the amount of Principal Prepayments allocable to such Loan Group;

      (c)   the amount of principal allocable to such Loan Group as a result of repurchased
            Mortgage Loans in such Loan Group;

      (d)   the Substitution Adjustment Amount allocable to such Loan Group;

      (e)   the amount of Net Liquidation Proceeds allocable to such Loan Group;

      (f)   the amount of Insurance Proceeds allocable to such Loan Group;

      (g)   the amount of any other distributions allocable to principal for such Loan
            Group;

      (h)   the number of Mortgage Loans in such Loan Group as of the first day of the related Collection Period;

      (i)   the aggregate Stated Principal Balance of the Mortgage Loans in such Loan
            Group as of the first day of the related Collection Period;

      (j)   the number of Mortgage Loans in such Loan Group as of the last day of the related Collection Period;

      (k)   the aggregate Stated Principal Balance of the Mortgage Loans in such Loan
            Group as of the last day of the related Collection Period;

      (l)   the Master Servicing Fee, by Loan Group;

      (m)   the sum of the Servicing Fee, the Mortgage Guaranty Insurance Policy fees, if applicable and the [RMIC/TGIC/MGIC] PMI fees, if applicable, for such Loan
            Group;

      (n)   the Trust Administrator Fee applicable to such Loan Group;

      (o)   the amount of current Advances allocable to such Loan Group;

      (p)   the amount of outstanding Advances allocable to such Loan Group;

      (q)   the number and aggregate principal amounts of Mortgage Loans delinquent (1) 31 to 60 days, (2) 61 to 90 days and (3) 91 days or more, for such Loan Group, including delinquent bankrupt Mortgage Loans but excluding foreclosure and REO
            Mortgage Loans;

      (r)   the number and aggregate principal amounts of Mortgage Loans that are currently in bankruptcy, but not delinquent, for such Loan Group;

      (s)   the number and aggregate principal amounts of Mortgage Loans that are in foreclosure for such Loan Group;

      (t)   the Rolling Three Month Delinquency Rate or Rolling Six Month Delinquency Rate
            for such Loan Group;

      (u)   the number and aggregate principal amount of any REO properties as of the close of business on the Determination Date preceding such Distribution Date for such
            Loan Group;

      (v)   current Realized Losses allocable to such Loan Group;

      (w)   cumulative Realized Losses allocable to such Loan Group;

      (x)   the weighted average term to maturity of the Mortgage Loans in such Loan
            Group as of the close of business on the last day of the calendar month preceding the related Distribution Date;

      (y)   the number and principal amount of claims submitted under the Mortgage Guaranty
            Insurance Policy, as applicable;

      (z)   the number and principal amount of claims paid under the [RMIC/TGIC/MGIC] PMI
            Policy, as applicable;

      (aa)  the number of Mortgage Loans in such Loan Group that have Assigned Prepayment
            Premiums and for which prepayments were made during the related Collection
            Period, as applicable;

      (bb)  the aggregate principal balance of Mortgage Loans in such Loan Group that have
            Assigned Prepayment Premiums and for which prepayments were made during the related Collection Period, as applicable;

      (cc)  the aggregate amount of Assigned Prepayment Premiums collected for such Loan
            Group during the related Collection Period, as applicable;

      (dd)  current Realized Losses allocated to each Mortgage Loan in such Loan Group that has previously been allocated a Realized Loss;

      (ee)  cumulative Realized Losses allocated to each Mortgage Loan in such Loan
            Group that has previously been allocated a Realized Loss;

      (ff)  current Recoveries allocable to such Loan Group;

      (gg)  cumulative Recoveries allocable to such Loan Group;

      (hh)  current aggregate Stated Principal Balance of Qualified Substitute Mortgage
            Loans substituted for Deleted Mortgage Loans in such Loan Group;

      (ii)  cumulative aggregate Stated Principal Balance of Qualified Substitute Mortgage
            Loans substituted for Deleted Mortgage Loans in such Loan Group;

      (jj)  with respect to all of the Mortgage Loans, in the aggregate, and, unless otherwise stated, the related Distribution Date, for each Servicer that is servicing any of such Mortgage Loans, the aggregate Stated Principal Balance of
            Mortgage Loans being serviced by such Servicer as of such Distribution Date; and

      (kk)  [reserved];

(vii) with respect to each overcollateralized Group of Certificates and, unless otherwise stated, the related Distribution Date,

      (a)   the Targeted Overcollateralization Amount for such Group;

      (b)   the Overcollateralization Amount for such Group;

      (c)   the Overcollateralization Deficiency for such Group;

      (d)   the Overcollateralization Release Amount for such Group;

      (e)   the Monthly Excess Interest for such Group;

      (f)   the amount of any payment to the [Class __-X] Certificates related to such
            Group;

      (g)   if applicable, the Excess Interest Amount from an unrelated Group of
            Certificates that provides additional credit enhancement to the related overcollateralized Group of Certificates.

                                         EXHIBIT U

                              FORM 8-K DISCLOSURE INFORMATION

          Item on Form 8-K                     Party Responsible

  Item 1.01- Entry into a Material                All parties (as to themselves)
        Definitive Agreement

Item 1.02- Termination of a Material              All parties (as to themselves)
        Definitive Agreement

Item 1.03- Bankruptcy or Receivership             All parties (as to themselves)

  Item 2.04- Triggering Events that                Depositor
   Accelerate or Increase a Direct
     Financial Obligation or an
   Obligation under an Off-Balance
          Sheet Arrangement

 Item 3.03- Material Modification to          Trust Administrator
     Rights of Security Holders

Item 5.03- Amendments of Articles of               Depositor
 Incorporation or Bylaws; Change of
             Fiscal Year

  Item 6.01- ABS Informational and                 Depositor
       Computational Material

  Item 6.02- Change of Servicer or       Servicer, Trust Administrator
         Trust Administrator

     Item 6.03- Change in Credit               Depositor/Trust Administrator
   Enhancement or External Support

    Item 6.04- Failure to Make a              Trust Administrator
        Required Distribution

 Item 6.05- Securities Act Updating                Depositor
             Disclosure

    Item 7.01- Reg FD Disclosure                   Depositor
              Item 8.01                            Depositor
              Item 9.01                            Depositor

--------------------------------------------------------------------------------------------

                                         EXHIBIT V

                                FORM OF ANNUAL CERTIFICATION

                                FORM OF ANNUAL CERTIFICATION

Re:  The  Pooling  And  Servicing  Agreement,  dated  as  of  February  1,  2006  (the
"Agreement"),  by  and  among  by  and  among  Credit  Suisse  First  Boston  Mortgage
Securities  Corp.,  as  depositor  (the  "Depositor"),   DLJ  Mortgage  Capital,  Inc.
("DLJMC"),  a Delaware  corporation,  as seller  ("Seller"),  Wells Fargo  Bank,  N.A.
("Wells  Fargo"),  a national  banking  association,  in its capacity as a servicer (a
"Servicer"),  as master  servicer (the "Master  Servicer") and as trust  administrator
(the  "Trust  Administrator"),  Select  Portfolio  Servicing,  Inc.  ("SPS"),  a  Utah
corporation,  in its  capacity as a servicer  (a  "Servicer")  and in its  capacity as special  servicer (the "Special  Servicer"),  and U.S.  Bank National  Association,  a
national banking association, as trustee (the "Trustee").

I,  _______________________,  the  ________________________  of [NAME OF COMPANY] (the
"Company"),  certify to the Depositor,  the Master Servicer,  the Trust Administrator,
and  their  officers,  with the  knowledge  and  intent  that they will rely upon this certification, that:

      (1)   I have reviewed  (i) the servicer  compliance  statement of the Company provided in accordance  with Section 14.05 of the Pooling and Servicing  Agreement  (the  "Compliance
Statement"),  (ii) the  report on assessment of the Company's  compliance with the servicing criteria  provided in accordance with Section 14.06 of the Pooling and Servicing  Agreement,
(iii) the  registered  public accounting  firm's  attestation  report provided in accordance with Section 14.07 of the Pooling and Servicing  Agreement (the "Attestation  Report"),  and
all  servicing  reports,  officer's  certificates  and  other  information  relating  to the servicing  of the  Mortgage  Loans by the Company  during 200[ ] that were  delivered by the
Company to the Trust  Administrator  pursuant to the Agreement  (collectively,  the "Company
Servicing Information");

      (2)   Based, on my knowledge,  the Company  Servicing  Information,  taken as a whole, does not contain any untrue  statement of a material  fact or omit to state a material  fact necessary to make the statements  made, in the light of the  circumstances  under which such statements  were made,  not  misleading  with  respect to the period of time  covered by the
Company Servicing Information;

      (3)   Based on my knowledge,  all of the Company Servicing  Information required to be provided by the Company under the Agreement has been provided to the Trust Administrator;

      (4)   I am  responsible  for  reviewing  the  activities  performed  by the Company as services under the Agreement,  and based on my knowledge and the compliance review conducted in preparing the Compliance  Statement and except as disclosed in the Compliance  Statement, the  Servicing  Assessment  or  the  Attestation  Report,  the  Company  has  fulfilled  its obligations under the Agreement in all material respects; and

      (5)   The  Compliance  Statement  required to be delivered by the Company  pursuant to the Agreement,  and the Servicing  Assessment and Attestation Report required to be provided by the Company and by any Subservicer or Subcontractor pursuant to the Agreement,  have been provided to Trust Administrator.  Any material instances of noncompliance  described in such reports have been disclosed to Trust  Administrator.  Any material instance of noncompliance with the Servicing Criteria has been disclosed in such reports.

By:_____________________________
Name:
Title

                              Date:

                                         EXHIBIT W

                             ADDITIONAL DISCLOSURE NOTIFICATION

Wells Fargo Bank, N.A.
Old Annapolis Road
Columbia, Maryland 21045
Fax: (410) 715-2380
Email: cts.sec.notifications@wellsfargo.com
Attn:  Corporate Trust Services- CSMC Mortgage Backed Trust Series 2006-2, CSMC Mortgage
            Pass-Through Certificates, Series 2006-2-SEC REPORT PROCESSING

RE: **Additional Form [10-D][10-K][8-K] Disclosure** Required

Ladies and Gentlemen:

In accordance with Article XIV of the Pooling and Servicing Agreement, dated as of
February 1, 2006, by and among Credit Suisse First Boston Mortgage Securities Corp., as
depositor (the "Depositor"), DLJ Mortgage Capital, Inc. ("DLJMC"), a Delaware corporation, as seller ("Seller"), Wells Fargo Bank, N.A. ("Wells Fargo"), a national banking association, in its capacity as a servicer (a "Servicer"), as master servicer (the "Master
Servicer") and as trust administrator (the "Trust Administrator"), Select Portfolio
Servicing, Inc. ("SPS"), a Utah corporation, in its capacity as a servicer (a "Servicer")
and in its capacity as special servicer (the "Special Servicer"), and U.S. Bank National
Association, a national banking association, as trustee (the "Trustee"), the undersigned,
as [             ], hereby notifies you that certain events have come to our attention that
[will] [may] need to be disclosed on Form [10-D] [ 10-K] [8-K].

Description of Additional Form [10-D][10-K][8-K] Disclosure:

List of any Attachments hereto to be included in the Additional Form [10-D][ 10-K][8-K]
Disclosure:

Any inquiries related to this notification should be directed to [
], phone number: [                            ]; email address: [                       ].

                                          [NAME OF PARTY],
                                          as [role]

                                          By: _____________________________
                                             Name:
                                             Title:

                                         EXHIBIT Y

                              ADDITIONAL FORM 10-K DISCLOSURE

           Item on Form 10-K                        Party Responsible
   Item 1B: Unresolved Staff Comments                   Depositor
----------------------------------------

       Item 9B: Other Information         Any party responsible for disclosure
                                                    items on Form 8-K
 Item 15: Exhibits, Financial Statement            Trust Administrator
               Schedules                                Depositor
            Additional Item:                (i) All parties to the PSA (as to
                                               themselves), (ii) the Trust
   Disclosure per Item 1117 of Reg AB     Administrator and Master Servicer as
                                            to the issuing entity, (iii) the
                                            Depositor as to the sponsor, any
                                           1106(b) originator, any 1100(d)(1)
                                                          party
            Additional Item:               (i) All parties to the Pooling and
                                          Servicing Agreement as to themselves,
   Disclosure per Item 1119 of Reg AB     (ii) the Depositor as to he sponsor,
                                            originator, significant obligor,
                                             enhancement or support provider
            Additional Item:                       Depositor/ Servicer

 Disclosure per Item 1112(b) of Reg AB
            Additional Item:                            Depositor

    Disclosure per Items 1114(b) and
               1115(b) of

                 Reg AB

                                         EXHIBIT Z

                                   FORM OF CERTIFICATION

                     REGARDING SUBSTITUTION OF DEFECTIVE MORTGAGE LOANS

                    OFFICER'S CERTIFICATE OF DLJ MORTGAGE CAPITAL, INC.

                                     [__________], 2005

      I, ____________,  hereby certify that I am the duly authorized officer of DLJ Mortgage
Capital,  Inc.,  a Delaware  corporation  ("DLJMC"),  and further  certify  that each of the
Mortgage  Loans  substituted by DLJMC on  _______________,  20[___] were in violation of the terms of the Mortgages related thereto.

      Capitalized  terms used but not defined  herein have the meanings  ascribed to them in the Pooling and Servicing Agreement dated as of February 1,  2006, among Credit Suisse First
Boston Mortgage  Securities  Corp.,  as depositor,  DLJ Mortgage  Capital,  Inc., as seller,
Select Portfolio Servicing,  Inc., as a servicer and as special servicer, U.S. Bank National
Association,  as trustee,  and Wells  Fargo Bank,  N.A.,  as a  servicer,  master  servicer, back-up servicer and trust administrator (the "Pooling and Servicing Agreement").

                                          DLJ MORTGAGE CAPITAL, INC.

                                          ____________________________________
                                          Name:
                                          Title:

                                         SCHEDULE I

                                   MORTGAGE LOAN SCHEDULE

                                  (Provided Upon Request)

                                        SCHEDULE IIA

           Representations and Warranties of Seller - DLJ Mortgage Capital, Inc.

            DLJMC Mortgage Capital,  Inc. ("DLJ"),  in its capacity as Seller,  hereby makes the  representations  and warranties  set forth in this Schedule IIA to the  Depositor,  the
Trustee and the Trust  Administrator,  as of the Closing Date, or if so specified herein, as of the Cut off Date or such other date as may be specified.  Capitalized  terms used but not defined  herein  shall have the  meanings  assigned  thereto in the  Pooling  and  Servicing
Agreement  dated  as  of  February 1,  2006,  among  Credit  Suisse  First  Boston  Mortgage
Securities  Corp., as depositor,  DLJ Mortgage  Capital,  Inc., as seller,  Select Portfolio
Servicing,  Inc., as a servicer and as special servicer, U.S. Bank National Association,  as trustee,  and Wells Fargo Bank, N.A., as a servicer,  master servicer,  back-up servicer and trust  administrator  (the  "Agreement").  DLJMC is a corporation  duly  organized,  validly existing and in good standing under the laws of the state of its incorporation;

            (i)   DLJMC  has  full  corporate  power  to own its  property,  to carry on its business as presently  conducted and to enter into and perform its  obligations  under this Agreement;

            (ii)  the  execution  and  delivery  by DLJMC of this  Agreement  have been duly authorized by all  necessary  corporate  action on the part of DLJMC;  and neither the execution and delivery of this Agreement,  nor the  consummation  of the  transactions herein  contemplated  hereby, nor compliance with the provisions hereof, will conflict with or result in a breach of, or constitute a default  under,  any of the  provisions of any law, governmental rule, regulation,  judgment, decree or order binding on DLJMC or its properties or the  certificate  of  incorporation  or by-laws of DLJMC,  except those  conflicts,  breaches or defaults which would not reasonably be expected to have a material  adverse  effect on DLJMC's  ability  to enter into this  Agreement  and to consummate the transactions contemplated hereby;

            (iii) the  execution,  delivery and  performance  by DLJMC of this Agreement and the  consummation of the transactions  contemplated  hereby do not require the consent or approval of, the giving of notice to, the  registration  with, or the taking of any other  action in respect of, any state,  federal or other  governmental  authority  or agency, except those consents, approvals,  notices,  registrations or other actions as have already been obtained,  given or made and, in connection  with the recordation of the Mortgages, powers of attorney or assignments of Mortgages not yet completed;

            (iv)  this  Agreement  has been  duly  executed  and  delivered  by  DLJMC  and, assuming  due  authorization,  execution  and  delivery  by  the  Trustee,  the  Trust
      Administrator,  the Master  Servicer,  the  Servicers,  the Special  Servicer  and the
      Depositor,  constitutes a valid and binding obligation of DLJMC enforceable against it in accordance  with its terms (subject to applicable  bankruptcy  and insolvency  laws and  other  similar  laws  affecting  the  enforcement  of  the  rights  of  creditors generally); and

            (v)   to the  knowledge  of DLJMC,  there are no actions,  litigation,  suits or
      proceedings   pending  or   threatened   against   DLJMC   before  or  by  any  court,
      administrative agency,  arbitrator or governmental body (i) with respect to any of the transactions  contemplated  by this Agreement or (ii) with respect to any other matter which in the judgment of DLJMC if  determined  adversely to DLJMC would  reasonably be
      expected  to  materially  and  adversely   affect  DLJMC's   ability  to  perform  its
      obligations  under this  Agreement;  and DLJMC is not in default  with  respect to any order of any court,  administrative  agency,  arbitrator or governmental body so as to materially and adversely affect the transactions contemplated by this Agreement.

                                        SCHEDULE IIB

         Representations and Warranties of Master Servicer - Wells Fargo Bank, N.A.

            Wells Fargo Bank,  N.A.  ("Wells  Fargo"),  in its capacity as Master  Servicer, hereby  makes the  representations  and  warranties  set forth in this  Schedule  IIB to the
Depositor,  the Trust  Administrator  and the  Trustee,  as of the  Closing  Date,  or if so
specified herein, as of the Cut-off Date or such other date as may be specified.

            (i)   Wells  Fargo  is a  national  banking  association  duly  formed,  validly existing  and in good  standing  and is  qualified  under the laws of each state where required by  applicable  law or is  otherwise  exempt under  applicable  law from such qualification.

            (ii)  Wells  Fargo  has  all  requisite   organizational  power,  authority  and
      capacity to enter into the  Agreement  and to perform the  obligations  required of it thereunder.  The  Agreement  (assuming  the due  authorization  and  execution  of the
      Agreement  by the other  parties  thereto)  constitutes  a valid and  legally  binding agreement of Wells Fargo  enforceable  in  accordance  with its terms,  except as such enforceability may be limited by bankruptcy,  insolvency,  moratorium,  reorganization and similar laws,  and by equitable  principles  affecting the  enforceability  of the rights of creditors.

            (iii) None of the execution and delivery of the Agreement,  the  consummation of any other transaction  contemplated  therein, or the fulfillment of or compliance with the terms of the  Agreement,  will  result in the breach of, or  constitute  a default under,  any term or  provision  of the  organizational  documents  of  Wells  Fargo or conflict  with,  result  in  a  material  breach,  violation  or  acceleration  of  or constitute a material  default under, the terms of any indenture or other agreement or instrument  to which Wells Fargo is a party or by which it is bound,  or any  statute, order,  judgment,  or regulation  applicable  to Wells Fargo of any court,  regulatory body, administrative agency or governmental body having jurisdiction over Wells Fargo.

            (iv)  There is no action,  suit,  proceeding  or  investigation  pending,  or to
      Wells   Fargo's   knowledge   threatened,   against  Wells  Fargo  before  any  court,
      administrative   agency  or  other  tribunal  (a)  asserting  the  invalidity  of  the
      Agreement,  (b)  seeking  to  prevent  the  consummation  of any  of the  transactions
      contemplated   thereby  or  (c)  which  might  materially  and  adversely  affect  the
      performance   by  Wells  Fargo  of  its   obligations   under,   or  the  validity  or
      enforceability of, the Agreement.

            (v)   No  consent,  approval,  authorization  or order of any court,  regulatory body or governmental agency or court is required,  under state or federal law prior to the  execution,  delivery  and  performance  by Wells  Fargo of the  Agreement  or the consummation of the transactions contemplated by the Agreement.

                                        SCHEDULE IIC

     Representations and Warranties of Servicer and Special Servicer - Select Portfolio
                                      Servicing, Inc.

            Select  Portfolio  Servicing,  Inc.  ("SPS"),  in its capacities as Servicer and
Special  Servicer,  hereby  makes  the  representations  and  warranties  set  forth in this
Schedule  IIC to the  Depositor,  the  Trustee,  the  Trust  Administrator  and  the  Master
Servicer,  as of the Closing Date, or if so specified herein, as of the Cut-off Date or such other date as may be specified.

            (i)   SPS is a corporation  duly formed,  validly  existing and in good standing under the laws of the  jurisdiction  of its  incorporation  and is qualified under the laws of each state where  required by  applicable  law or is  otherwise  exempt  under applicable law from such qualification.

            (ii)  SPS has all  requisite  corporate  power,  authority and capacity to enter into the  Agreement  and to perform the  obligations  required of it  thereunder.  The
      Agreement  (assuming the due authorization and execution of the Agreement by the other parties thereto)  constitutes a valid and legally binding agreement of SPS enforceable in  accordance  with its  terms,  except  as such  enforceability  may be  limited  by bankruptcy, insolvency, moratorium,  reorganization and similar laws, and by equitable principles affecting the enforceability of the rights of creditors.

            (iii) None of the execution and delivery of the Agreement,  the  consummation of any other transaction  contemplated  therein, or the fulfillment of or compliance with the terms of the  Agreement,  will  result in the breach of, or  constitute  a default under, any term or provision of the organizational  documents of SPS or conflict with, result in a material  breach,  violation or  acceleration  of or constitute a material default  under,  the terms of any indenture or other  agreement or instrument to which
      SPS  is a  party  or by  which  it is  bound,  or any  statute,  order,  judgment,  or regulation applicable to SPS of any court,  regulatory body,  administrative agency or governmental body having jurisdiction over SPS.

            (iv)  There is no action,  suit,  proceeding  or  investigation  pending,  or to
      SPS's knowledge  threatened,  against SPS before any court,  administrative  agency or other tribunal  (a) asserting the invalidity of the Agreement,  (b) seeking to prevent the  consummation of any of the transactions  contemplated  thereby or (c) which might reasonably be expected to materially  and adversely  affect the  performance by SPS of its obligations under, or the validity or enforceability of, the Agreement.

            (v)   No  consent,  approval,  authorization  or order of any court,  regulatory body or governmental agency or court is required,  under state or federal law prior to the execution,  delivery and  performance by SPS of the Agreement or the  consummation of the transactions contemplated by the Agreement.

            (vi)  With respect to each SPS Serviced  Mortgage Loan and to the extent SPS has serviced any of the SPS Serviced  Mortgage  Loans prior to the date of the  Agreement,
      SPS has fully  furnished,  in  accordance  with the Fair Credit  Reporting Act and its implementing  regulations,  accurate and complete  information  (e.g.,  favorable  and unfavorable) on its borrower credit files to Equifax,  Experian and Trans Union Credit
      Information Company, on a monthly basis.

                                        SCHEDULE IID

            Representations and Warranties of Servicer - Wells Fargo Bank, N.A.

            Wells Fargo Bank,  N.A.  ("Wells  Fargo"),  in its capacity as Servicer,  hereby makes the  representations  and  warranties set forth in this Schedule IID to the Depositor, the Trustee and the Trust Administrator,  as of the Closing Date, or if so specified herein, as of the Cut-off Date or such other date as may be specified.

            (i)   Wells Fargo is a national  banking  association duly organized and in good standing  under the laws of the United States and is qualified  under the laws of each state where  required by applicable  law or is otherwise  exempt under  applicable law from such qualification.

            (ii)  Wells Fargo has all requisite  corporate power,  authority and capacity to enter into the Agreement  and to perform the  obligations  required of it  thereunder.
      The Agreement  (assuming the due  authorization  and execution of the Agreement by the other  parties  thereto)  constitutes a valid and legally  binding  agreement of Wells
      Fargo enforceable in accordance with its terms,  except as such  enforceability may be limited by  liquidation,  conservatorship  and similar laws  administered  by the FDIC affecting  the contract  obligations  of insured  banks,  and by equitable  principles affecting the enforceability of the rights of creditors.

            (iii) None of the execution and delivery of the Agreement,  the  consummation of any other transaction  contemplated  therein, or the fulfillment of or compliance with the terms of the  Agreement,  will  result in the breach of, or  constitute  a default under,  any term or  provision  of the  organizational  documents  of  Wells  Fargo or conflict  with,  result  in  a  material  breach,  violation  or  acceleration  of  or constitute a material  default under, the terms of any indenture or other agreement or instrument  to which Wells Fargo is a party or by which it is bound,  or any  statute, order,  judgment,  or regulation  applicable  to Wells Fargo of any court,  regulatory body, administrative agency or governmental body having jurisdiction over Wells Fargo.

            (iv)  There is no action,  suit,  proceeding  or  investigation  pending,  or to
      Wells   Fargo's   knowledge   threatened,   against  Wells  Fargo  before  any  court,
      administrative   agency  or  other  tribunal  (a)  asserting  the  invalidity  of  the
      Agreement,  (b)  seeking  to  prevent  the  consummation  of any  of the  transactions
      contemplated   thereby  or  (c)  which  might  materially  and  adversely  affect  the
      performance   by  Wells  Fargo  of  its   obligations   under,   or  the  validity  or
      enforceability of, the Agreement.

            (v)   No  consent,  approval,  authorization  or order of any court,  regulatory body or governmental agency or court is required,  under state or federal law prior to the  execution,  delivery  and  performance  by Wells  Fargo of the  Agreement  or the consummation of the transactions contemplated by the Agreement.

                                        SCHEDULE III

                  Representations and Warranties of DLJMC - Mortgage Loans

            DLJMC,  in  its  capacity  as  Seller,  hereby  makes  the  representations  and warranties  set forth in this  Schedule  III to the  Depositor,  the  Trustee  and the Trust
Administrator,  as of the Closing Date, or if so specified herein, as of the Cut off Date or such other date as may be  specified,  with  respect to the  Mortgage  Loans  identified  on
Schedule I hereto, except as specified herein.

            (i)   The  information  set forth in  Schedule I, with  respect to the  Mortgage
      Loans, is complete, true and correct in all material respects;

            (ii)  [Reserved];

            (iii) All payments due prior to the Cut-off Date for such Mortgage Loan have been made as of the Closing Date, the Mortgage Loan is not 30 days or more delinquent in payment;
      there are no material defaults under the terms of the Mortgage Loan;

            (iv)  All taxes, governmental assessments,  insurance premiums, water, sewer and municipal charges,  leasehold payments or ground rents which previously became due and owing have been paid, or escrow funds have been  established  in an amount  sufficient to pay for every such escrowed  item which remains  unpaid and which has been assessed but is not yet due and payable;

            (v)   The terms of the Mortgage  Note and the Mortgage  have not been  impaired, waived,  altered or modified in any respect,  except by written instruments which have been recorded or sent for recording to the extent any such  recordation is required by law, or,  necessary to protect the interest of the Depositor.  No other  instrument of waiver,  alteration  or  modification  has been  executed,  and no Mortgagor  has been released,  in whole or in part,  from the terms thereof  except in connection  with an assumption  agreement and which assumption  agreement is part of the Mortgage File and the terms of which are  reflected  in Schedule  IA; the  substance of any such waiver, alteration or  modification  has been  approved by the issuer of any related  Mortgage
      Guaranty  Insurance Policy and title insurance  policy,  to the extent required by the related policies;

            (vi)  The  Mortgage  Note  and the  Mortgage  are not  subject  to any  right of rescission,  set-off,  counterclaim or defense,  including,  without  limitation,  the defense of usury,  nor will the  operation of any of the terms of the Mortgage Note or the  Mortgage,  or the exercise of any right  thereunder,  render the Mortgage Note or
      Mortgage  unenforceable,  in whole or in part, or subject to any right of  rescission, set-off,  counterclaim or defense,  including the defense of usury,  and no such right of  rescission,  set-off,  counterclaim  or defense  has been  asserted  with  respect thereto;

            (vii) All  buildings  or  other  customarily   insured   improvements  upon  the
      Mortgaged  Property  are  insured  by an  insurer  acceptable  under the FNMA  Guides, against  loss by fire,  hazards of  extended  coverage  and such other  hazards as are provided for in the FNMA Guides or by FHLMC,  as well as all  additional  requirements set forth in Section 4.10 of this Agreement.  All such standard hazard policies are in full force and effect and on the date of  origination  contained a standard  mortgagee clause naming DLJMC and its  successors in interest and assigns as loss payee and such clause is still in effect and all  premiums  due thereon  have been paid.  If required by the Flood  Disaster  Protection  Act of 1973,  as  amended,  the  Mortgage  Loan is covered  by  a  flood  insurance  policy  meeting  the  requirements  of  the  current guidelines of the Federal Insurance  Administration  which policy conforms to FNMA and
      FHLMC requirements,  as well as all additional  requirements set forth in Section 4.10 of this  Agreement.  Such  policy was issued by an  insurer  acceptable  under FNMA or
      FHLMC  guidelines.  The Mortgage  obligates the  Mortgagor  thereunder to maintain all such insurance at the Mortgagor's cost and expense,  and on the Mortgagor's failure to do so,  authorizes  the holder of the  Mortgage  to  maintain  such  insurance  at the
      Mortgagor's cost and expense and to seek reimbursement therefor from the Mortgagor;

            (viii)      Each  Mortgage Loan at the time it was made complied in all material respects  with all  applicable  local,  state and  federal  laws,  including,  without limitation, usury, equal credit opportunity,  disclosure, recording and all applicable predatory and abusive lending laws;

            (ix)  The related  Mortgage is a valid,  subsisting,  enforceable  and perfected first  lien on the  Mortgaged  Property,  including  for  Mortgage  Loans that are not
      Cooperative  Loans, all buildings on the Mortgaged  Property and all installations and mechanical,  electrical,  plumbing,  heating and air  conditioning  systems affixed to such buildings, and all additions,  alterations and replacements made at any time with respect to the foregoing  securing the Mortgage  Note's  original  principal  balance.
      The  Mortgage  and the  Mortgage  Note do not  contain any  evidence  of any  security interest  or other  interest  or right  thereto.  Such  lien is free and  clear of all adverse  claims,  liens and  encumbrances  having  priority  over the first  lien,  as applicable,  of the Mortgage  subject only to (1) the lien of  non-delinquent  current real  property  taxes  and  assessments  not  yet  due  and  payable,  (2)  covenants, conditions and restrictions,  rights of way, easements and other matters of the public record  as of  the  date  of  recording  which  are  acceptable  to  mortgage  lending institutions  generally  and either (A) which are referred to or otherwise  considered in the appraisal  made for the  originator  of the Mortgage  Loan, or (B) which do not adversely  affect the appraised  value of the Mortgaged  Property as set forth in such appraisal,  and (3) other matters to which like properties are commonly  subject which do not materially  interfere with the benefits of the security intended to be provided by the  Mortgage  or  the  use,  enjoyment,  value  or  marketability  of the  related
      Mortgaged Property.  Any security  agreement,  chattel mortgage or equivalent document related to and delivered in connection with the Mortgage Loan  establishes and creates a valid, subsisting,  enforceable and perfected first lien and first priority security interest on the property described therein,  and the Seller has the full right to sell and assign the same to the Depositor;

            (x)   The  Mortgage  Note and the related  Mortgage are original and genuine and each is the legal, valid and binding  obligation of the maker thereof,  enforceable in all  respects  in  accordance  with  its  terms  subject  to  bankruptcy,  insolvency, moratorium,  reorganization and other laws of general application affecting the rights of creditors and by general equitable principles;

            (xi)  DLJMC or its  affiliate  is the sole  owner of  record  and  holder of the
      Mortgage Loan and the indebtedness  evidenced by the Mortgage Note.  Immediately prior to the transfer and  assignment  to the  Depositor on the Closing  Date,  the Mortgage
      Loan, including the Mortgage Note and the Mortgage,  were not subject to an assignment or pledge,  and DLJMC had good and marketable  title to and was the sole owner thereof and had full right to transfer and sell the Mortgage  Loan to the  Depositor  free and clear of any encumbrance,  equity,  lien, pledge,  charge,  claim or security interest and has the full right and authority  subject to no interest or  participation  of, or agreement  with,  any other party,  to sell and assign the Mortgage Loan and following the sale of the Mortgage  Loan,  the  Depositor  will own such  Mortgage Loan free and clear of any encumbrance,  equity, participation interest, lien, pledge, charge, claim or security interest;

            (xii) There are no  mechanics'  or similar liens or claims which have been filed for work,  labor or material (and no rights are outstanding  that under law could give rise to such liens)  affecting  the  related  Mortgaged  Property  which are or may be liens prior to or equal to the lien of the related Mortgage;

            (xiii)      All  improvements  subject to the Mortgage which were  considered in determining  the  appraised  value of the  Mortgaged  Property  lie wholly  within the boundaries  and  building  restriction  lines of the  Mortgaged  Property  (and wholly within  the  project  with  respect  to a  condominium  unit)  except  for de  minimis encroachments  permitted by the FNMA Guide and which have been noted on the  appraisal or the title  policy  affirmatively  insures  against  loss or damage by reason of any violation,  variation or encroachment adverse  circumstances which is either disclosed or would have been disclosed by an accurate  survey,  and no improvements on adjoining properties  encroach  upon the  Mortgaged  Property  except  those  which are  insured against  by the  title  insurance  policy  referred  to in  clause  (v)  above  or are acceptable  under FNMA or FHLMC guidelines and all improvements on the property comply with all applicable zoning and subdivision laws and ordinances;

            (xiv) The  Mortgaged  Property is not subject to any  material  damage by waste, fire, earthquake,  windstorm,  flood or other casualty. At origination of the Mortgage
      Loan  there  was,  and there  currently  is, no  proceeding  pending  for the total or partial condemnation of the Mortgaged Property;

            (xv)  Each  Mortgage  Loan  has  been  serviced  in  all  material  respects  in compliance with accepted servicing practices;

            (xvi) With respect to each  Cooperative  Loan, the related  Mortgage is a valid, enforceable and subsisting first security interest on the related  Cooperative  Shares securing  the related  Mortgage  Note,  subject  only to (a) liens of the  Cooperative
      Property for unpaid  assessments  representing  the  Mortgagor's pro rata share of the
      Cooperative  Property's  payments  for its blanket  mortgage,  current and future real property taxes,  insurance  premiums,  maintenance fees and other assessments to which like collateral is commonly  subject and (b) other matters to which like collateral is commonly  subject which do not materially  interfere with the benefits of the security intended to be  provided  by the  Security  Agreement.  There are no liens  against or security interest in the Cooperative  Shares relating to each Cooperative Loan (except for unpaid maintenance,  assessments and other amounts owed to the related Cooperative
      Property  which  individually  or in the  aggregate  will not have a material  adverse effect on such Cooperative  Loan),  which have priority over DLJMC's security interest in such Cooperative Shares;

            (xvii)      The  Mortgage  Loan  complies   with  all  terms,   conditions   and
      requirements  of the  originator's  underwriting  standards  in  effect at the time of origination of such Mortgage Loan;

            (xviii)     Each  Mortgage  Loan   constitutes   a  qualified   mortgage   under
      Section 860G(a)(3)(A) of the Code and Treasury Regulations Section 1.860G-2(a)(1);

            (xix) With respect to each  Mortgage  Loan sold by any Seller,  to the knowledge of DLJMC,  (i) no  borrower  obtained a prepaid  single-premium  credit insurance policy in connection with the  origination of a Mortgage Loan, (ii) the  related  Servicer of each such
      Mortgage Loan has fully  furnished,  in accordance with the Fair Credit  Reporting Act and its implementing  regulations,  accurate and complete  information on its borrower credit files to Equifax,  Experian and Trans Union Credit  Information  Company,  on a
      monthly basis; (iii) no such Mortgage Loan will impose a Prepayment Penalty for a term in excess of five years; and (iv) with respect to any Mortgage Loans that are on manufactured housing, such housing will be the principal residence of the borrower upon origination of such mortgage loan;

            (xx)  DLJMC has  delivered  or  caused to be  delivered  to the  Trustee  or the
      Custodian on behalf of the Trustee the original  Mortgage  bearing  evidence that such instruments  have been recorded in the  appropriate  jurisdiction  where the Mortgaged
      Property  is  located  as  determined  by  DLJMC  (or in lieu of the  original  of the
      Mortgage or the assignment  thereof,  a duplicate or conformed copy of the Mortgage or the  instrument of  assignment,  if any,  together with a certificate  of receipt from
      DLJMC  or  the  settlement  agent  who  handled  the  closing  of the  Mortgage  Loan, certifying that such copy or copies  represent true and correct copies  represent true and correct  copy(ies) of the  originals) and that such  original(s)  have been or are currently  submitted to be recorded in the appropriate  governmental  recording office of the  jurisdiction  where the Mortgaged  Property is located or a  certification  or receipt of the recording authority evidencing the same;

            (xxi) The  Mortgage  File   contains   each  of  the   documents   specified  in
      Section 2.01(b) of this Agreement;

            (xxii)      No Mortgage Loan sold by the Seller secured by a Mortgaged  Property located in the State of Georgia was  originated on or after October 1, 2002 and before
      March 7, 2003 and no Mortgage Loan secured by Mortgaged  Property located in the State of Georgia  that was  originated  on or after March 7, 2003 is a "high cost home loan"
      as defined in the Georgia Fair Lending Act (HB 1361), as amended;

            (xxiii)     With respect to each Cooperative  Loan, the Cooperative  Shares that is  pledged  as  security  for  the  Cooperative  Loan  is  held  by  a  person  as  a tenant-stockholder  (as defined in Section 216  of the Code) in a cooperative  housing corporation (as defined in Section 216 of the Code);

            (xxiv)      None of the  Mortgage  Loans sold by the Seller  are  classified  as
      (a) a "high cost mortgage" loan under the Home Ownership and Equity  Protection Act of
      1994 or  (b) a  "high  cost  home,"  "covered,"  "high  cost,"  "high  risk  home"  or
      "predatory" loan under any other applicable state, federal or local law;

            (xxv) With respect to each Mortgage Loan,  (a) the  Mortgage Loan was originated by a mortgagee approved by the Secretary of Housing and Urban Development  pursuant to sections 203 and 211 of the National  Housing Act, a savings and loan  association,  a
      savings  bank,  a  commercial  bank,  credit  union,   insurance  company  or  similar
      institution  which is  supervised  and  examined  by a federal or state  authority  or
      (b) at the time the Mortgage Loan was originated,  the originator was a mortgagee duly licensed as required by the State within which the Mortgage Loan was  originated,  and was  subject  to  supervision  and  examination  conducted  by  the  applicable  State authority of such State;

            (xxvi)      With respect to each  Mortgage  Loan that has a  Prepayment  Premium feature,  each such Prepayment  Premium is enforceable  and, at the time such Mortgage
      Loan was originated,  each Prepayment Premium complied with applicable federal,  state and local law, subject to federal preemption where applicable;

            (xxvii)     The related  Servicer of each  Mortgage Loan sold by the Seller will fully furnish,  in accordance with the Fair Credit  Reporting Act and its implementing regulations,  accurate  and  complete  information  on its  borrower  credit  files to
      Equifax, Experian and Trans Union Credit Information Company, on a monthly basis;

            (xxviii)    [Reserved];

            (xxix)      With respect to the Group 4 Mortgage Loans,  the original  principal balance of each such  Mortgage  Loan is within  Freddie Mac's dollar amount limits for conforming one- to four-family Mortgage Loans;

            (xxx) Each  Mortgage  Loan that is secured by  residential  real  property (or a leasehold interest therein) has a loan-to-value  ratio of 100% or less by Cut-Off Date
      Principal Balance;

            (xxxi)      No  Mortgage  Loan  sold by the  Seller  is a "High  Cost  Loan"  or
      "Covered Loan," as applicable,  as such terms are defined in the then current Standard
      & Poor's LEVELS(R) Glossary which is now Version 5.6c Revised,  Appendix E, in effect as of the Closing Date; and

            (xxxii)     With respect to any Mortgage Loan  originated on or after  August 1,
      2004,  neither the related Mortgage nor the related Mortgage Note requires the related
      Mortgagor to submit to arbitration  to resolve any dispute  arising out of or relating in any way to the Mortgage Loan.

                                  Appendix A

             CALCULATION OF REMIC I Y PRINCIPAL REDUCTION AMOUNTS

            REMIC I Y Principal  Reduction Amounts:  For any Distribution Date
the  amounts by which the  principal  balances  of the Class  Y-1,  Class Y-2,
Class Y-3, Class Y-4 and Class Y-5 Certificates  respectively  will be reduced on such  distribution  date  by the  allocation  of  Realized  Losses  and the distribution of principal, determined as follows:

First for each of Group 1,  Group 2,  Group 3,  Group 4 and Group 5  determine the weighted  average  pass-through  rate for that Group for  distributions of interest  that  will be made on the next  succeeding  Distribution  Date  (the
"Group Interest Rate").  The Principal  Reduction Amount for each of the Class
Y Certificates  will be determined  pursuant to the "Generic  solution for the
REMIC  I  Y  Principal  Reduction  Amounts"  set  forth  below  (the  "Generic
Solution")  by  making  identifications  among  the  actual  Groups  and their related Class Y and Class Z  Certificates  and weighted  average  pass-through rates and the Groups named in the Generic  Solution and their  related Class Y and Class Z Certificates as follows:

A.  Determine  which  Group has the lowest  Group  Interest  Rate.  That Group will be  identified  with  Group AA  and the Class Y and Class Z  Certificates related to that Group will be  respectively  identified with the Class YAA and
Class ZAA  Certificates.  The  Group  Interest  Rate  for that  Group  will be identified  with J%. If two or more  Groups  have the  lowest  Group  Interest
Rate pick one for this  purpose,  subject to the  restriction  that each Group may be picked  only  once in the  course of any such  selections  pursuant  to paragraphs A through E or this definition.

B.  Determine  which Group has the second  lowest Group  Interest  Rate.  That
Group  will  be  identified  with  Group BB  and  the  Class  Y  and  Class  Z
Certificates  related to that Group will be  respectively  identified with the
Class BB and Class ZBB  Certificates.  The Group  Interest Rate for that Group will be  identified  with K%. If two or more  Groups  have the  second  lowest
Group  Interest  Rate pick one for this  purpose,  subject to the  restriction that each Group may be picked  only once in the course of any such  selections pursuant to paragraphs A through E or this definition.

C.  Determine  which Group has the third  lowest  Group  Interest  Rate.  That
Group  will  be  identified  with  Group CC  and  the  Class  Y  and  Class  Z
Certificates  related to that Group will be  respectively  identified with the
Class YCC and Class ZCC  Certificates.  The Group Interest Rate for that Group will be  identified  with L%.  If two or more  Groups  have the  third  lowest
Group  Interest  Rate pick one for this  purpose,  subject to the  restriction that each Group may be picked  only once in the course of any such  selections pursuant to paragraphs A through E or this definition.

D.  Determine  which Group has the fourth  lowest Group  Interest  Rate.  That
Group  will  be  identified  with  Group DD  and  the  Class  Y  and  Class  Z
Certificates  related to that Group will be  respectively  identified with the
Class YDD and Class ZDD  Certificates.  The Group Interest Rate for that Group will be  identified  with M%. If two or more  Groups  have the  fourth  lowest
Group  Interest  Rate pick one for this  purpose,  subject to the  restriction that each Group may be picked  only once in the course of any such  selections pursuant to paragraphs A through E or this definition.

E.  Determine  which Group has the fifth  lowest  Group  Interest  Rate.  That
Group  will  be  identified  with  Group EE  and  the  Class  Y  and  Class  Z
Certificates  related to that Group will be  respectively  identified with the
Class YEE and Class ZEE  Certificates.  The Group Interest Rate for that Group will be  identified  with N%.  If two or more  Groups  have the  fifth  lowest
Group  Interest  Rate pick one for this  purpose,  subject to the  restriction that each Group may be picked  only once in the course of any such  selections pursuant to paragraphs A through E or this definition.

Second,  apply the Generic Solution set forth below to determine the REMIC I Y
Principal   Reduction   Amounts   for  the   Distribution   Date   using   the
identifications made above.

            Generic  Solution for the REMIC I Y Principal  Reduction  Amounts:
For any Distribution  Date, the amounts by which the principal balances of the
Class  YAA,  Class  YBB,  Class  YCC,  Class YDD and  Class  YEE  Certificates
respectively  will be reduced on such  Distribution  Date by the allocation of
Realized Losses and the distribution of principal, determined as follows:

For purposes of the succeeding formulas the following symbols shall have the meanings set forth below:

J% =  the weighted average pass-through rate on the Group AA mortgage loans
for interest to be distributed on   the next succeeding Distribution Date.

K% =  the weighted average pass-through rate on the Group BB mortgage loans
for interest to be distributed on   the next succeeding Distribution Date.

L% =  the weighted average pass-through rate on the Group CC mortgage loans
for interest to be distributed on   the next succeeding Distribution Date.

M% =  the weighted average pass-through rate on the Group DD mortgage loans
for interest to be distributed on   the next succeeding Distribution Date.

N% =  the weighted average pass-through rate on the Group EE mortgage loans
for interest to be distributed on   the next succeeding Distribution Date.

For purposes of the succeeding definitions and formulas, it is required that
J%<=K%<=L%<=M%<=N%.

PJB =       the Group AA Subordinate Amount after the allocation of Realized
      Losses and distributions of principal on such Distribution Date.

PKB =       the Group BB Subordinate Amount after the allocation of Realized
      Losses and distributions of principal on such Distribution Date.

PLB = the Group CC Subordinate Amount after the allocation of Realized Losses and distributions of principal on such Distribution Date.

PMB =       the Group DD Subordinate Amount after the allocation of Realized
      Losses and distributions of principal on such Distribution Date.

PNB =       the Group EE Subordinate Amount after the allocation of Realized
      Losses and distributions of principal on such Distribution Date.

R =   the Class CB Pass Through Rate
    =       (J%PJB + K%PKB + L%PLB + M%PMB + N%PNB)/(PJB + PKB + PLB + PMB +
PNB)

R11 = the weighted average of the Group AA, Group BB, Group CC and Group DD
      Pass-Through Rates after giving effect to the allocation of Realized
      Losses and distributions of principal to be made on such Distribution
      Date
           =
{J% (Pj - ΔPj) + K% (Pk - ΔPk) + L% (Pl - ΔPl) + M% (Pm - ΔPm)}/

            (Pj - ΔPj + Pk - ΔPk + Pl - ΔPl + Pm - ΔPm)

R12 = the Group EE Pass-Through Rate
      =     N%

R21 = the weighted average of the Group AA, Group BB and Group CC
      Pass-Through Rates after giving effect to the allocation of Realized
      Losses and distributions of principal to be made on such Distribution
      Date
     =      {J% (Pj - ΔPj) + K% (Pk - ΔPk) + L% (Pl - ΔPl)
}/(Pj - ΔPj + Pk - ΔPk + Pl - ΔPl )

R22 = the weighted average of the Group DD and Group EE Pass-Through Rates
     =      { M% (Pm - ΔPm) + N% (Pn - ΔPn)
}/( Pm - ΔPm + Pn - ΔPn )

R31 = the weighted average of the Group AA and Group BB Pass-Through Rates after giving effect to the allocation of Realized Losses and distributions of principal to be made on such Distribution Date
     =      {(J% (Pj - ΔPj) + K% (Pk - ΔPk)
}/(Pj - ΔPj + Pk - ΔPk)

R32 = the weighted average of the Group CC, Group DD and Group EE
      Pass-Through Rates after giving effect to the allocation of Realized
      Losses and distributions of principal to be made on such Distribution
      Date
     =      { L% (Pl - ΔPl) + M% (Pm - ΔPm) + N% (Pn - ΔPn)
}/( Pl - ΔPl + Pm - ΔPm + Pn - ΔPn)

R41 = the Group AA Pass-Through Rates after giving effect to the allocation of Realized Losses and distributions of principal to be made on such
      Distribution Date
    =       J%

R42 = the weighted average of the Group BB, Group CC, Group DD and Group EE
      Pass-Through Rates after giving effect to the allocation of Realized
      Losses and distributions of principal to be made on such Distribution
      Date
           =
{K% (Pk - ΔPk) + L% (Pl - ΔPl) + M% (Pm - ΔPm) + N% (Pn - ΔPn)
}/

            ( Pk - ΔPk + Pl - ΔPl + Pm - ΔPm + Pn - ΔPn )

r11 = the weighted average of the Class YAA, Class YBB, Class YCC and Class
      YDD Pass-Through Rates
     =      (J% Yj + K% Yk + L% Yl + M% Ym )/(Yj + Yk + Yl + Ym )

r12 = the Class YEE Pass-Through Rate
     =      N%

r21 = the weighted average of the Class YAA, Class YBB and Class YCC
      Pass-Through Rates
     =      (J% Yj + K% Yk + L% Yl )/(Yj + Yk + Yl )

r22 = the weighted average of the Class YDD and Class YEE Pass-Through Rates
     =      ( M% Ym + N% Yn )/( Ym + Yn )

r31 = the weighted average of the Class YAA and Class YBB Pass-Through Rates
     =      (J% Yj + K% Yk )/(Yj + Yk )

r32 = the weighted average of the Class YCC, Class YDD and Class YEE
      Pass-Through Rates
     =      ( L% Yl + M% Ym + N% Yn)/( Yl + Ym + Yn )

r41 = the Class YAA Pass-Through Rate
     =      J%

r42 = the weighted average of the Class YBB, Class YCC, Class YDD and Class
      YEE Pass-Through Rates
     =      (K%  Yk + L% Yl + M% Ym + N% Yn )/(Yk + Yl + Ym + Yn )

Yj =  the principal balance of the Class YAA Certificates after distributions on the prior Distribution Date.

Yk =  the principal balance of the Class YBB Certificates after distributions on the prior Distribution Date.

Yl =  the principal balance of the Class YCC Certificates after distributions on the prior Distribution Date.

Ym =  the principal balance of the Class YDD Certificates after distributions on the prior Distribution Date.

Yn =  the principal balance of the Class YEE Certificates after distributions on the prior Distribution Date.

ΔYj =       the Class YAA Principal Reduction Amount.

ΔYk =       the Class YBB Principal Reduction Amount.

ΔYl =       the Class YCC Principal Reduction Amount.

ΔYm =       the Class YDD Principal Reduction Amount.

ΔYn =       the Class YEE Principal Reduction Amount.

Zj =  the principal balance of the Class ZAA Certificates after distributions on the prior Distribution Date.

Zk =  the principal balance of the Class ZBB Certificates after distributions on the prior Distribution Date.

Zl =  the principal balance of the Class ZCC Certificates after distributions on the prior Distribution Date.

Zm =  the principal balance of the Class ZDD Certificates after distributions on the prior Distribution Date.

Zn =  the principal balance of the Class ZEE Certificates after distributions on the prior Distribution Date.

ΔZj =       the Class ZAA Principal Reduction Amount.

ΔZk =       the Class ZBB Principal Reduction Amount.

ΔZl =       the Class ZCC Principal Reduction Amount.

ΔZm =       the Class ZDD Principal Reduction Amount.

ΔZn =       the Class ZEE Principal Reduction Amount.

Pj =  the aggregate principal balance of the Class YAA and Class ZAA
      Certificates after distributions on the prior Distribution Date.
    = Yj + Zj

Pk =  the aggregate principal balance of the Class YBB and Class ZBB
      Certificates after distributions on the prior Distribution Date.
    = Yk + Zk

Pl =  the aggregate principal balance of the Class YCC and Class ZCC
      Certificates after distributions on the prior Distribution Date.
    = Yl + Zl =

Pm =  the aggregate principal balance of the Class YAA and Class ZAA
      Certificates after distributions on the prior Distribution Date.
    = Ym + Zm

Pn =  the aggregate principal balance of the Class YAA and Class ZAA
      Certificates after distributions on the prior Distribution Date.
    = Yn + Zn

ΔPj = the aggregate amount of principal reduction occurring with respect to the Group AA mortgage loans from Realized Losses or payments of principal to be allocated on such Distribution Date net of any such amounts allocated to the Class R-I Certificate or to any class of principal only certificates created by ratio stripping the mortgage loans of Group AA
      =     the aggregate of the Class YAA and Class ZAA Principal Reduction
      Amounts.
      =     ΔYj + ΔZj

ΔPk = the aggregate amount of principal reduction occurring with respect to the Group BB mortgage loans from Realized Losses or payments of principal to be allocated on such Distribution Date net of any such amounts allocated to the Class R-I Certificate or to any class of principal only certificates created by ratio stripping the mortgage loans of Group BB
      =     the aggregate of the Class YBB and Class ZBB Principal Reduction
      Amounts.
      =     ΔYk + ΔZk

ΔPl=  the aggregate amount of principal reduction occurring with respect to the Group CC mortgage loans from Realized Losses or payments of principal to be allocated on such Distribution Date net of any such amounts allocated to the Class R-I Certificate or to any class of principal only certificates created by ratio stripping the mortgage loans of Group CC
     =      the aggregate of the Class YCC and Class ZCC Principal Reduction
      Amounts.
      =     ΔYl + ΔZl

ΔPm = the aggregate amount of principal reduction occurring with respect to the Group DD mortgage loans from Realized Losses or payments of principal to be allocated on such Distribution Date net of any such amounts allocated to the Class R-I Certificate or to any class of principal only certificates created by ratio stripping the mortgage loans of Group DD
      =     the aggregate of the Class YDD and Class ZDD Principal Reduction
      Amounts.
      =     ΔYm + ΔZm

ΔPn = the aggregate amount of principal reduction occurring with respect to the Group EE mortgage loans from Realized Losses or payments of principal to be allocated on such Distribution Date net of any such amounts allocated to the Class R-I Certificate or to any class of principal only certificates created by ratio stripping the mortgage loans of Group EE
      =     the aggregate of the Class YEE and Class ZEE Principal Reduction
      Amounts.
      =     ΔYn + ΔZn

α =   .0005

γ1 =  (R - R11)/(R12 - R).  If R=>M%, γ1 is a non-negative number unless its denominator is zero, in which event it is undefined.

γ2 =  (R - R21)/(R22 - R).  If R=>L%, γ2 is a non-negative number unless its denominator is zero, in which event it is undefined.

γ3 =  (R - R31)/(R32 - R).  If R=>K%, γ3 is a non-negative number unless its denominator is zero, in which event it is undefined.

γ4 =  (R - R41)/(R42 - R).  If R<K%, γ4 is a non-negative number unless its denominator is zero, in which event it is undefined.

If γ1 is undefined, ΔYj = Yj, ΔYk = Yk, ΔYl = Yl,
      ΔYm = Ym and ΔYn = (Yn/Pn)ΔPn.

If γ7 is zero, ΔYj = (Yj/Pj)ΔPj, ΔYk = Yk, ΔYl
      = Yl, ΔYm = Ym and ΔYn = Yn.

In the remaining situations, ΔYj, ΔYk, ΔYl, ΔYm and
      ΔYn shall be defined as follows:

I.  If R=>M%, make the following additional definitions:

δ1Yj =      0,                                              if R11< r11;

      (R11- r11)( Yj + Yk + Yl + Ym)Yj/
            {(R11 - J%)Yj + (R11 - K%)Yk + (R11 - L%)Yl +
            (R11 - M%)Ym },                           if R11=> r11 and
      R11=>M%;

      (R11- r11)( Yj + Yk + Yl + Ym )Yj/
            {(R11 - J%)Yj + (R11 - K%)Yk + (R11 - L%)Yl },        if R11=>
      r11 and M%>R11=>L%;

      (R11- r11)( Yj + Yk + Yl + Ym )Yj/
            {(R11 - J%)Yj + (R11 - K%)Yk },                       if R11=>
      r11 and L%>R11=>K%; and

      (R11- r11)( Yj + Yk + Yl + Ym )/(R11 - J%),                       if
      R11=> r11 and K%>R11=>J%.

δ1Yk =      0,                                              if R11< r11
      and R11=>K%;
      (R11- r11)( Yj + Yk + Yl + Ym)Yk/
            { (R11 - K%)Yk + (R11 - L%)Yl + (R11 - M%)Ym },       if R11< r11
      and R11<K%;

      (R11- r11)( Yj + Yk + Yl + Ym )Yk/
            {(R11 - J%)Yj + (R11 - K%)Yk + (R11 - L%)Yl +
            (R11 - M%)Ym },                           if R11=> r11 and
      R11=>M%;

      (R11- r11)( Yj + Yk + Yl + Ym )Yk/
            {(R11 - J%)Yj + (R11 - K%)Yk + (R11 - L%)Yl },        if R11=>
      r11 and M%>R11=>L%;

      (R11- r11)( Yj + Yk + Yl + Ym )Yk/{(R11 - J%)Yj + (R11 - K%)Yk },
      if R11=> r11 and L%>R11=>K%; and

      0,                                              if R11=> r11 and R11<K%.

δ1Yl =      0,                                              if R11< r11
      and R11=>L%;

      (R11- r11)( Yj + Yk + Yl + Ym)Yl/
            { (R11 - L%)Yl + (R11 - M%)Ym },                      if R11< r11
      and K%<=R11<L%;

      (R11- r11)( Yj + Yk + Yl + Ym)Yl/
            { (R11 - K%)Yk + (R11 - L%)Yl + (R11 - M%)Ym },       if R11< r11
      and R11<K%;

      (R11- r11)( Yj + Yk + Yl + Ym)Yl/
            {(R11 - J%)Yj + (R11 - K%)Yk + (R11 - L%)Yl +
            (R11 - M%)Ym },                           if R11=> r11 and
      R11=>M%;

      (R11- r11)( Yj + Yk + Yl + Ym )Yl/
            {(R11 - J%)Yj + (R11 - K%)Yk + (R11 - L%)Yl },        if R11=>
      r11 and M%>R11=>L%;

      0,                                              if R11=> r11 and R11<L%.

δ1Ym =      0,                                              if R11< r11
      and R11=>M%;

      (R11- r11)( Yj + Yk + Yl + Ym)/(R11 - M%),                        if
      R11< r11 and L%<=R11<M%;

      (R11- r11)( Yj + Yk + Yl + Ym)Ym/
            { (R11 - L%)Yl + (R11 - M%)Ym },                      if R11< r11
      and K%<=R11<L%;

      (R11- r11)( Yj + Yk + Yl + Ym)Ym/
            { (R11 - K%)Yk + (R11 - L%)Yl + (R11 - M%)Ym },       if R11< r11
      and R11<K%;

      (R11- r11)( Yj + Yk + Yl + Ym + Yn + Yo +Yp )Ym/
            {(R11 - J%)Yj + (R11 - K%)Yk + (R11 - L%)Yl +
            (R11 - M%)Ym },                           if R11=> r11 and
      R11=>M%;

      0,                                              if R11=> r11 and R11<M%.

δ1Yj, δ1Yk, δ1Yl and δ1Ym are numbers respectively
      between Yj, Yk, Yl and Ym and 0 such that
            {J%(Yj - δ1Yj ) + K%( Yk.- δ1Yk) + L%( Yl.-
      δ1Yl) + M%( Ym.- δ1Ym) }/
            (Yj - δ1Yj + Yk.- δ1Yk + Yl.- δ1Yl + Ym.-
      δ1Ym)
            = R11.

Y11 =       Yj - δ1Yj + Yk.- δ1Yk + Yl.- δ1Yl + Ym.-
      δ1Ym

P11 =       Pj + Pk + Pl + Pm.

Z11 =       Zj + Zk + Zl + Zm.

ΔY11 =      ΔYj - δ1Yj + ΔYk.- δ1Yk + ΔYl.- δ1Yl + ΔYm.-
      δ1Ym .

ΔP11 =      ΔPj + ΔPk + ΔPl + ΔPm.

ΔZ11 =      ΔZj + ΔZk + ΔZl + ΔZm.

1.    If Yn - α(Pn - ΔPn) => 0, Y11- α(P11 - ΔP11) =>
   0, and γ1(P11 - ΔP11) < (Pn - ΔPn), then
   ΔYn = Yn - αγ1(P11 - ΔP11) and
   ΔY11 = Y11 - α(P11 - ΔP11).
2.    If Yn - α(Pn - ΔPn) => 0, Y11 - α(P11 - ΔP11)
   => 0, and γ1(P11 - ΔP11) => (Pn - ΔPn), then
   ΔYn = Yn - α(Pn - ΔPn) and
   ΔY11 = Y11 - (α/γ1)(Pn - ΔPn).
3.    If Yn - α(Pn - ΔPn) < 0, Y11 - α(P11 - ΔP11) =>
   0, and Y11 - α(P11 - ΔP11) => Y11 - (Yn/γ1), then
   ΔYn = Yn - αγ1(P11 - ΔP11) and
   ΔY11 = Y11 - α(P11 - ΔP11).
4.    If Yn - α(Pn - ΔPn) < 0, Y11 - (Yn/γ1) => 0, and
   Y11 - α(P11 - ΔP11) <= Y11 - (Yn/γ1), then ΔYn = 0
   and ΔY11 = Y11 - (Yn/γ1).
5.    If Y11 - α(P11 - ΔP11) < 0, Y11 - (Yn/γ1) < 0, and
   Yn - α(Pn - ΔPn) <= Yn - (γ1Y11), then
   ΔYn = Yn - (γ1Y11) and ΔY11 = 0.
6.    If Y11 - α(P11 - ΔP11) < 0, Yn - α(Pn - ΔPn) =>
   0, and Yn - α(Pn - ΔPn) => Yn - (γ1Y11), then
   ΔYn = Yn - α(Pn - ΔPn) and
   ΔY11 = Y11 - (α/γ1)(Pn - ΔPn).

ΔYj = δ1Yj + [(Yj - δ1Yj )/Y11 ]Δ Y11

ΔYk = δ1Yk + [(Yk - δ1Yk )/Y11 ]ΔY11

ΔYl = δ1Yl + [(Yl - δ1Yl )/Y11 ]Δ Y11

ΔYm = δ1Ym + [(Ym - δ1Ym )/Y11 ]ΔY11

The purpose of the foregoing definitional provisions together with the related provisions allocating Realized Losses and defining the Class Y and
Class Z Principal Distribution Amounts is to accomplish the following goals in the following order of priority:

1.    Making the ratio of (Yn - ΔYn ) to (Y11 - ΔY11 ) equal to γ1 after taking account of the allocation Realized Losses and the distributions that will be made through the end of the Distribution
      Date to which such provisions relate and assuring that the Principal
      Reduction Amount for each of the Class YAA, Class YBB, Class YCC, Class
      YDD, Class YEE, Class ZAA, Class ZBB, Class ZCC, Class ZDD and Class
      ZEE Certificates is greater than or equal to zero for such Distribution
      Date;
2.    Making the Class YAA Principal Balance less than or equal to 0.0005 of the sum of the Class YAA and Class ZAA Principal Balances, the Class
      YBB Principal Balance less than or equal to 0.0005 of the sum of the
      Class YBB and Class ZBB Principal Balances, the Class YCC Principal
      Balance less than or equal to 0.0005 of the sum of the Class YCC and
      Class ZCC Principal Balances, the Class YDD Principal Balance less than or equal to 0.0005 of the sum of the Class YDD and Class ZDD Principal
      Balances and the Class YEE Principal Balance less than or equal to
      0.0005 of the sum of the Class YEE and Class ZEE Principal Balances in
      each case after giving effect to allocations of Realized Losses and distributions to be made through the end of the Distribution Date to which such provisions relate; and
3.    Making the larger of (a) the fraction whose numerator is (Yn - ΔYn )
      and whose denominator is the sum of (Yn - ΔYn) and (Zn - ΔZn) and (b)
      the fraction whose numerator is (Y11 - ΔY11) and whose denominator is the sum of (Y11 - ΔY11) and (Z11 - ΔZ11) as large as possible while remaining less than or equal to 0.0005.

In the event of a failure of the foregoing portion of the  definition of
ClassY Principal Reduction Amount to accomplish both of goals 1 and 2 above, the amounts thereof should be adjusted to so as to accomplish such goals within the requirement that each REMIC I Y Principal Reduction Amount must be less than or equal to the sum of (a) the Principal Realized Losses to be allocated on the related Distribution Date for the related Pool remaining after the allocation of such Realized Losses to the related class of ratio-strip principal only certificates, if any, and (b) the remainder of the
Available Distribution Amount for the related Pool or after reduction thereof by the distributions to be made on such Distribution Date (i) to the related class of ratio-strip principal only certificates, if any, (ii) to the related class of ratio-strip interest only certificates, if any, and (iii) in respect of interest on the related Class Y and Class Z Certificates, or, if both of such goals cannot be accomplished within such requirement, such adjustment as is necessary shall be made to accomplish goal 1 within such requirement.  In the event of any conflict among the provisions of the definition of the REMIC
I Y Principal Reduction Amounts, such conflict shall be resolved on the basis of the goals and their priorities set forth above within the requirement set forth in the preceding sentence.  If the formula allocation of ΔY11 among
ΔYj, ΔYk, ΔYl and ΔYm cannot be achieved because one or more of ΔYj, ΔYk, ΔYl and ΔYm, as so defined is greater than the related one of  ΔPj, ΔPk, ΔPl and
ΔPm, such an allocation shall be made as close as possible to the formula allocation within the requirement that ΔYj < ΔPj, ΔYk < ΔPk, ΔYl < ΔPl, ΔYm <
ΔPm and ΔYm < ΔPm.

II.  If L%<=R<=M%, make the following additional definitions:

δ5Yj =      0,                                              if R51< r51;

      (R51- r51)( Yj + Yk + Yl )Yj/
            {(R51 - J%)Yj + (R51 - K%)Yk },                       if R51=>
      r51 and L%>R51=>K%; and

      (R51- r51)( Yj + Yk + Yl )/(R51 - J%),                      if R51=>
      r51 and K%>R51=>J%.

δ5Yk =      0,                                              if R51< r51
      and R51=>K%;

      (R51- r51)( Yj + Yk + Yl )Yk/
            { (R51 - K%)Yk + (R51 - L%)Yl },                      if R51< r51
      and R51<K%;

      (R51- r51)( Yj + Yk + Yl )Yk/
            {(R51 - J%)Yj + (R51 - K%)Yk },                       if R51=>
      r51 and L%>R51=>K%; and

      0,                                              if R51=> r51 and R51<K%.

δ5Yl =      (R51- r51)( Yj + Yk + Yl )/(R51 - L%),
      if R51< r51 and K%<=R51<L%;

      (R51- r51)( Yj + Yk + Yl )Yl/{ (R51 - K%)Yk + (R51 - L%)Yl },
      if R51< r51 and R51<K%;

      0,                                              if R51=> r51.

δ5Ym =      0,                                              if R52< r52;

       (R52- r52)( Ym + Yn + Yo +Yp + Yq )/(R52 - M%),                  if
      R52=> r52 and R52=>M%;

δ5Yn =      the greater of 0 and ΔPn - Zn,
      if R52=N%;

      (R52- r52)( Ym + Yn)/(R52 - N%),                            if R52< r52
      and M%<=R52<N%;

      0,                                              if R52=> r52 and R52<N%.

δ5Yj, δ5Yk, δ5Yl, δ5Ym, δ5Yn, δ5Yo,
      δ5Yp and δ5Yq are numbers respectively between Yj, Yk, Yl,
      Ym, Yn, Yo, Yp and Yq and 0 such that:
            {J%(Yj - δ5Yj ) + K%( Yk.- δ5Yk) + L%( Yl.-
      δ5Yl)}/
                  ( Yj - δ5Yj + Yk.- δ5Yk + Yl.- δ5Yl)
            = R51;
      and
            { M%( Ym.- δ5Ym) + N%( Yn.- δ5Yn) + O%( Yo.-
      δ5Yo) + P%( Yp.- δ5Yp) + Q%(Yq - δ5Yq ) }/
                  (Ym.- δ5Ym + Yn.- δ5Yn + Yo.- δ5Yo + Yp.-
      δ5Yp + Yq - δ5Yq)
            = R52.

Y51 =       Yj - δ5Yj + Yk.- δ5Yk + Yl.- δ5Yl.

P51 =       Pj + Pk + Pl.

Z51 =       Zj + Zk + Zl.

ΔY51 =      ΔYj - δ5Yj + ΔYk.- δ5Yk + ΔYl.- δ5Yl.

ΔP51 =      ΔPj + ΔPk + ΔPl.

ΔZ51 =      ΔZj + ΔZk + ΔZl.

Y52 =       Ym.- δ5Ym + Yn.- δ5Yn.

P52 =       Pm + Pn.

Z52 =       Zm + Zn.

ΔY52 =      ΔYm.- δ5Ym + ΔYn.- δ5Yn

ΔP52 =      ΔPm + ΔPn.

ΔZ52 =      ΔZm + ΔZn.

1.    If Y52 - α(P52 - ΔP52) => 0, Y51- α(P51 - ΔP51)
   => 0, and γ5(P51 - ΔP51) < (P52 - ΔP52), then
   ΔY52 = Y52 - αγ5(P51 - ΔP51) and
   ΔY51 = Y51 - α(P51 - ΔP51).
2.    If Y52 - α(P52 - ΔP52) => 0,
   Y51 - α(P51 - ΔP51) => 0, and γ5(P51 - ΔP51) =>
   (P52 - ΔP52), then ΔY52 = Y52 - α(P52 - ΔP52) and
   ΔY51 = Y51 - (α/γ5)(P52 - ΔP52).
3.    If Y52 - α(P52 - ΔP52) < 0, Y51 - α(P51 - ΔP51)
   => 0, and Y51 - α(P51 - ΔP51) => Y51 - (Y52/γ5), then
   ΔY52 = Y52 - αγ5(P51 - ΔP51) and
   ΔY51 = Y51 - α(P51 - ΔP51).
4.    If Y52 - α(P52 - ΔP52) < 0, Y51 - (Y52/γ5) => 0, and
   Y51 - α(P51 - ΔP51) <= Y51 - (Y52/γ5), then
   ΔY52 = 0 and ΔY51 = Y51 - (Y52/γ5).
5.    If Y51 - α(P51 - ΔP51) < 0, Y51 - (Y52/γ5) < 0, and
   Y52 - α(P52 - ΔP52) <= Y52 - (γ5Y51), then
   ΔY52 = Y52 - (γ5Y51) and ΔY51 = 0.
6.    If Y51 - α(P51 - ΔP51) < 0, Y52 - α(P52 - ΔP52)
   => 0, and Y52 - α(P52 - ΔP52) => Y52 - (γ5Y51), then
   ΔY52 = Y52 - α(P52 - ΔP52) and
   ΔY51 = Y51 - (α/γ5)(P52 - ΔP52).

ΔYj = δ5Yj + [(Yj - δ5Yj )/Y51 ]ΔY51

ΔYk = δ5Yk + [(Yk - δ5Yk )/Y51 ]ΔY51

ΔYl = δ5Yl + [(Yl - δ5Yl )/Y51 ]ΔY51

ΔYm = δ5Ym + [(Ym - δ5Ym )/Y52 ]ΔY52

ΔYn = δ5Yn + [(Yn - δ5Yn )/Y52 ]ΔY52

ΔYo = δ5Yo + [(Yo - δ5Yo )/Y52 ]ΔY52

ΔYp = δ5Yp + [(Yp - δ5Yp )/Y52 ]ΔY52

ΔYq = δ5Yq + [(Yq - δ5Yq )/Y52 ]ΔY52

The purpose of the foregoing definitional provisions together with the related provisions allocating Realized Losses and defining the Class Y and
Class Z Principal Distribution Amounts is to accomplish the following goals in the following order of priority:

1.    Making the ratio of (Y52 - ΔY52 ) to (Y51 - ΔY51 ) equal to
      γ5 after taking account of the allocation Realized Losses and the distributions that will be made through the end of the Distribution
      Date to which such provisions relate and assuring that the Principal
      Reduction Amount for each of the Class YAA, Class YBB, Class YCC, Class
      YDD, Class YEE, Class YFF, Class YGG, Class YHH, Class ZAA, Class ZBB,
      Class ZCC, Class ZDD, Class ZEE, Class ZFF, Class ZGG and Class ZHH
      Certificates is greater than or equal to zero for such Distribution
      Date;
2.    Making the Class YAA Principal Balance less than or equal to 0.0005 of the sum of the Class YAA and Class ZAA Principal Balances, the Class
      YBB Principal Balance less than or equal to 0.0005 of the sum of the
      Class YBB and Class ZBB Principal Balances, the Class YCC Principal
      Balance less than or equal to 0.0005 of the sum of the Class YCC and
      Class ZCC Principal Balances, the Class YDD Principal Balance less than or equal to 0.0005 of the sum of the Class YDD and Class ZDD Principal
      Balances, the Class YEE Principal Balance less than or equal to 0.0005 of the sum of the Class YEE and Class ZEE Principal Balances, the Class
      YFF Principal Balance less than or equal to 0.0005 of the sum of the
      Class YFF and Class ZFF Principal Balances, the Class YGG Principal
      Balance less than or equal to 0.0005 of the sum of the Class YGG and
      Class ZGG Principal Balances and the Class YHH Principal Balance less than or equal to 0.0005 of the sum of the Class YHH and Class ZHH
      Principal Balances in each case after giving effect to allocations of
      Realized Losses and distributions to be made through the end of the
      Distribution Date to which such provisions relate; and
3.    Making the larger of (a) the fraction whose numerator is (Y52 -
      ΔY52 ) and whose denominator is the sum of (Y52 - ΔY52) and
      (Z52 - ΔZ52) and (b) the fraction whose numerator is (Y51 -
      ΔY51) and whose denominator is the sum of (Y51 - ΔY51) and
      (Z51 - ΔZ51) as large as possible while remaining less than or equal to 0.0005.

In the event of a failure of the foregoing portion of the  definition of
ClassY Principal Reduction Amount to accomplish both of goals 1 and 2 above, the amounts thereof should be adjusted to so as to accomplish such goals within the requirement that each REMIC I Y Principal Reduction Amount must be less than or equal to the sum of (a) the Principal Realized Losses to be allocated on the related Distribution Date for the related Pool remaining after the allocation of such Realized Losses to the related class of ratio-strip principal only certificates, if any, and (b) the remainder of the
Available Distribution Amount for the related Pool or after reduction thereof by the distributions to be made on such Distribution Date (i) to the related class of ratio-strip principal only certificates, if any, (ii) to the related class of ratio-strip interest only certificates, if any, and (iii) in respect of interest on the related Class Y and Class Z Certificates, or, if both of such goals cannot be accomplished within such requirement, such adjustment as is necessary shall be made to accomplish goal 1 within such requirement.  In the event of any conflict among the provisions of the definition of the REMIC
I Y Principal Reduction Amounts, such conflict shall be resolved on the basis of the goals and their priorities set forth above within the requirement set forth in the preceding sentence.  If the formula allocations of ΔY51 among ΔYj, ΔYk and ΔYl or ΔY52 among ΔYm, ΔYn,
ΔYo, ΔYp and ΔYq cannot be achieved because one or more of
ΔYj, ΔYk, ΔYl, ΔYm, ΔYn, ΔYo, ΔYp and
ΔYq, as so defined is greater than the related one of  ΔPj,
ΔPk, ΔPl, ΔPm, ΔPn, ΔPo, ΔPp and ΔPq, such
an allocation shall be made as close as possible to the formula allocation within the requirement that ΔYj < ΔPj, ΔYk < ΔPk,
ΔYl < ΔPl, ΔYm < ΔPm, ΔYn < ΔPn, ΔYo <
ΔPo, ΔYp < ΔPp and ΔYq < ΔPq.

VI.  If K%<=R<=L%, make the following additional definitions:

δ6Yj =      0,                                              if R61<
      r61; and

      (R61- r61)( Yj + Yk )/(R61 - J%),                           if R61=>
      r61 and K%>R61=>J%.

δ6Yk =      (R61- r61)( Yj + Yk )/(R61 - K%),
      if R61< r61 and R61<K%; and

      0,                                              if R61=> r61 and R61<K%.

δ6Yl =      0,                                              if R62< r62;

      (R62- r62)( Yl + Ym + Yn + Yo + Yp + Yq )Yl/
            { (R62 - L%)Yl + (R62 - M%)Ym +
            (R62 - N%)Yn + (R62 - O%)Yo + (R62 - P%)Yp },         if R62=>
      r62 and R62=>P%;

      (R62- r62)( Yl + Ym + Yn + Yo + Yp + Yq )Yl/
            { (R62 - L%)Yl + (R62 - M%)Ym +
            (R62 - N%)Yn + (R62 - O%)Yo},                         if R62=>
      r62 and P%>R62=>O%;

      (R62- r62)( Yl + Ym + Yn + Yo + Yp + Yq )Yl/
            { (R62 - L%)Yl + (R62 - M%)Ym + (R62 - N%)Yn },             if
      R62=> r62 and O%>R62=>N%;

      (R62- r62)( Yl + Ym + Yn + Yo +Yp + Yq )Yl/
            { (R62 - L%)Yl + (R62 - M%)Ym },                      if R62=>
      r62 and N%>R62=>M%;

      (R62- r62)( Yl + Ym + Yn + Yo + Yp + Yq )/(R62 - L%),
if R62=> r62 and M%>R62=>L%;

δ6Ym =      0,                                              if R62< r62
      and R62=>M%;

      (R62- r62)( Yl + Ym + Yn + Yo + Yp + Yq )Ym/
            { (R62 - M%)Ym + (R62 - N%)Yn + (R62 - O%)Yo +
            (R62 - P%)Yp + (R62 - Q%)Yq },                        if R62< r62
      and L%<=R62<M%;

      (R62- r62)( Yl + Ym + Yn + Yo + Yp + Yq )Ym/
            { (R62 - L%)Yl + (R62 - M%)Ym +
            (R62 - N%)Yn + (R62 - O%)Yo + (R62 - P%)Yp },         if R62=>
      r62 and R62=>P%;

      (R62- r62)( Yl + Ym + Yn + Yo + Yp + Yq )Ym/
            { (R62 - L%)Yl + (R62 - M%)Ym +
            (R62 - N%)Yn + (R62 - O%)Yo},                         if R62=>
      r62 and P%=>R62=>O%;

      (R62- r62)( Yl + Ym + Yn + Yo + Yp + Yq )Ym/
            { (R62 - L%)Yl + (R62 - M%)Ym + (R62 - N%)Yn },             if
      R62=> r62 and O%>R62=>N%;

      (R62- r62)( Yl + Ym + Yn + Yo +Yp + Yq )Ym/
            { (R62 - L%)Yl + (R62 - M%)Ym },                      if R62=>
      r62 and N%>R62=>M%;

      0,                                              if R62=> r62 and R62<M%.

δ6Yn =      0,                                              if R62< r62
      and R62=>N%;

      (R62- r62)( Yl + Ym + Yn + Yo + Yp + Yq )Yn/
            { (R62 - N%)Yn + (R62 - O%)Yo +
            (R62 - P%)Yp + (R62 - Q%)Yq },                        if R62< r62
      and M%<=R62<N%;

      (R62- r62)( Yl + Ym + Yn + Yo + Yp + Yq )Yn/
            { (R62 - M%)Ym + (R62 - N%)Yn + (R62 - O%)Yo +
            (R62 - P%)Yp + (R62 - Q%)Yq },                        if R62< r62
      and L%<=R62<M%;

      (R62- r62)( Yl + Ym + Yn + Yo + Yp + Yq )Yn/
            { (R62 - L%)Yl + (R62 - M%)Ym +
            (R62 - N%)Yn + (R62 - O%)Yo + (R62 - P%)Yp },         if R62=>
      r62 and R62=>P%;

      (R62- r62)( Yl + Ym + Yn + Yo + Yp + Yq )Yn/
            { (R62 - L%)Yl + (R62 - M%)Ym +
            (R62 - N%)Yn + (R62 - O%)Yo },                        if R62=>
      r62 and P%>R62=>O%;

      (R62- r62)( Yl + Ym + Yn + Yo + Yp + Yq )Yn/
            { (R62 - L%)Yl + (R62 - M%)Ym + (R62 - N%)Yn },             if
      R62=> r62 and O%>R62=>N%;

      0,                                              if R62=> r62 and R62<N%.

δ6Yo =      0,                                              if R62< r62
      and R62=>O%;

      (R62- r62)( Yl + Ym + Yn + Yo + Yp + Yq )Yo/
            { (R62 - O%)Yo + (R62 - P%)Yp + (R62 - Q%)Yq },       if R62< r62
      and N%<=R62<O%;

      (R62- r62)( Yl + Ym + Yn + Yo + Yp + Yq )Yo/
            { (R62 - N%)Yn + (R62 - O%)Yo + (R62 - P%)Yp +
            (R62 - Q%)Yq },                                 if R62< r62 and
      M%<=R62<N%;

      (R62- r62)( Yl + Ym + Yn + Yo + Yp + Yq )Yo/
            { (R62 - M%)Ym + (R62 - N%)Yn + (R62 - O%)Yo +
            (R62 - P%)Yp + (R62 - Q%)Yq },                        if R62< r62
      and L%<=R62<M%;

      (R62- r62)( Yl + Ym + Yn + Yo + Yp + Yq )Yo/
            { (R62 - L%)Yl + (R62 - M%)Ym +
            (R62 - N%)Yn + (R62 - O%)Yo + (R62 - P%)Yp },         if R62=>
      r62 and R62=>P%;

      (R62- r62)( Yl + Ym + Yn + Yo + Yp + Yq )Yo/
            { (R62 - L%)Yl + (R62 - M%)Ym +
            (R62 - N%)Yn + (R62 - O%)Yo},                         if R62=>
      r62 and P%>R62=>O%;

      0,                                              if R62=> r62 and R62<O%.

δ6Yp =      0,                                              if R62< r62
      and R62=>P%;

      (R62- r62)( Yl + Ym + Yn + Yo + Yp + Yq)Yp/
            { (R62 - P%)Yp + (R62 - Q%)Yq },                      if R62< r62
      and O%<=R62<P%;

      (R62- r62)( Yl + Ym + Yn + Yo + Yp + Yq)Yp/
            { (R62 - O%)Yo + (R62 - P%)Yp + (R62 - Q%)Yq },       if R62< r62
      and N%<=R62<O%;

      (R62- r62)( Yl + Ym + Yn + Yo + Yp + Yq)Yp/
            { (R62 - N%)Yn + (R62 - O%)Yo + (R62 - P%)Yp +
            (R62 - Q%)Yq },                                 if R62< r62 and
      M%<=R62<N%;

      (R62- r62)( Yl + Ym + Yn + Yo + Yp + Yq)Yp/
            { (R62 - M%)Ym + (R62 - N%)Yn +
            (R62 - O%)Yo + (R62 - P%)Yp + (R62 - Q%)Yq },         if R62< r62
      and L%<=R62<M%;

      (R62- r62)( Yl + Ym + Yn + Yo + Yp + Yq )Yp/
            { (R62 - L%)Yl + (R62 - M%)Ym +
            (R62 - N%)Yn + (R62 - O%)Yo + (R62 - P%)Yp },         if R62=>
      r62 and R62=>P%;

      0,                                              if R62=> r62 and R62<P%.

δ6Yq =      (R62- r62)( Yl + Ym + Yn + Yo + Yp + Yq)/(R62 - Q%),
      if R62< r62 and P%<=R62;

      (R62- r62)( Yl + Ym + Yn + Yo + Yp + Yq)Yq/
            { (R62 - P%)Yp + (R62 - Q%)Yq },                      if R62< r62
      and O%<=R62<P%;

      (R62- r62)( Yl + Ym + Yn + Yo + Yp + Yq)Yq/
            { (R62 - O%)Yo + (R62 - P%)Yp + (R62 - Q%)Yq },       if R62< r62
      and N%<=R62<O%;

      (R62- r62)( Yl + Ym + Yn + Yo + Yp + Yq)Yq/
            { (R62 - N%)Yn + (R62 - O%)Yo + (R62 - P%)Yp +
            (R62 - Q%)Yq },                                 if R62< r62 and
      M%<=R62<N%;

      (R62- r62)( Yl + Ym + Yn + Yo + Yp + Yq)Yq/
            { (R62 - M%)Ym + (R62 - N%)Yn +
            (R62 - O%)Yo + (R62 - P%)Yp + (R62 - Q%)Yq },         if R62< r62
      and L%<=R62<M%;

      0,                                              if R62=> r62.

δ6Yj, δ6Yk, δ6Yl, δ6Ym, δ6Yn, δ6Yo,
      δ6Yp and δ6Yq are numbers respectively between Yj, Yk, Yl,
      Ym, Yn, Yo, Yp and Yq and 0 such that:
            {J%(Yj - δ6Yj ) + K%( Yk.- δ6Yk) }/
                  ( Yj - δ6Yj + Yk.- δ6Yk)
            = R61;
      and
            { L%( Yl.- δ6Yl) + M%( Ym.- δ6Ym) + N%( Yn.-
      δ6Yn +
            O%( Yo.- δ6Yo) + P%( Yp.- δ6Yp) + Q%(Yq - δ6Yq
      ) }/
                  (Yl.- δ6Yl + Ym.- δ6Ym + Yn.- δ6Yn + Yo.-
      δ6Yo + Yp.- δ6Yp + Yq - δ6Yq)
            = R62.

Y61 =       Yj - δ6Yj + Yk.- δ6Yk.

P61 =       Pj + Pk.

Z61 =       Zj + Zk.

ΔY61 =       ΔYj - δ6Yj + ΔYk.- δ6Yk.

ΔP61 =       ΔPj + ΔPk.

ΔZ61 =       ΔZj + ΔZk.

Y62 =       Yl.- δ6Yl + Ym.- δ6Ym + Yn.- δ6Yn + Yo.-
      δ6Yo + Yp.- δ6Yp + Yq - δ6Yq.

P62 =       Pl + Pm + Pn + Po + Pp + Pq.

Z62 =       Zl + Zm + Zn + Zo + Zp + Zq.

ΔY62 =       ΔYl.- δ6Yl + ΔYm.- δ6Ym + ΔYn.-
      δ6Yn + ΔYo.- δ6Yo + ΔYp.- δ6Yp + ΔYq.-
      δ6Yq

ΔP62 =       ΔPl + ΔPm + ΔPn + ΔPo + ΔPp +
      ΔPq.

ΔZ62 =       ΔZl + ΔZm + ΔZn + ΔZo + ΔZp +
      ΔZq.

1.    If Y62 - α(P62 - ΔP62) => 0, Y61- α(P61 - ΔP61)
   => 0, and γ6(P61 - ΔP61) < (P62 - ΔP62), then
   ΔY62 = Y62 - αγ6(P61 - ΔP61) and
   ΔY61 = Y61 - α(P61 - ΔP61).
2.    If Y62 - α(P62 - ΔP62) => 0,
   Y61 - α(P61 - ΔP61) => 0, and γ6(P61 - ΔP61) =>
   (P62 - ΔP62), then ΔY62 = Y62 - α(P62 - ΔP62) and
   ΔY61 = Y61 - (α/γ6)(P62 - ΔP62).
3.    If Y62 - α(P62 - ΔP62) < 0, Y61 - α(P61 - ΔP61)
   => 0, and Y61 - α(P61 - ΔP61) => Y61 - (Y62/γ6), then
   ΔY62 = Y62 - αγ6(P61 - ΔP61) and
   ΔY61 = Y61 - α(P61 - ΔP61).
4.    If Y62 - α(P62 - ΔP62) < 0, Y61 - (Y62/γ6) => 0, and
   Y61 - α(P61 - ΔP61) <= Y61 - (Y62/γ6), then
   ΔY62 = 0 and ΔY61 = Y61 - (Y62/γ6).
5.    If Y61 - α(P61 - ΔP61) < 0, Y61 - (Y62/γ6) < 0, and
   Y62 - α(P62 - ΔP62) <= Y62 - (γ6Y61), then
   ΔY62 = Y62 - (γ6Y61) and ΔY61 = 0.
6.    If Y61 - α(P61 - ΔP61) < 0, Y62 - α(P62 - ΔP62)
   => 0, and Y62 - α(P62 - ΔP62) => Y62 - (γ6Y61), then
   ΔY62 = Y62 - α(P62 - ΔP62) and
   ΔY61 = Y61 - (α/γ6)(P62 - ΔP62).

ΔYj = δ6Yj + [(Yj - δ6Yj )/Y61 ]ΔY61

ΔYk = δ6Yk + [(Yk - δ6Yk )/Y61 ]ΔY61

ΔYl = δ6Yl + [(Yl - δ6Yl )/Y62 ]ΔY62

ΔYm = δ6Ym + [(Ym - δ6Ym )/Y62 ]ΔY62

ΔYn = δ6Yn + [(Yn - δ6Yn )/Y62 ]ΔY62

ΔYo = δ6Yo + [(Yo - δ6Yo )/Y62 ]ΔY62

ΔYp = δ6Yp + [(Yp - δ6Yp )/Y62 ]ΔY62

ΔYq = δ6Yq + [(Yq - δ6Yq )/Y62 ]ΔY62

The purpose of the foregoing definitional provisions together with the related provisions allocating Realized Losses and defining the Class Y and
Class Z Principal Distribution Amounts is to accomplish the following goals in the following order of priority:

1.    Making the ratio of (Y62 - ΔY62 ) to (Y61 - ΔY61 ) equal to
      γ6 after taking account of the allocation Realized Losses and the distributions that will be made through the end of the Distribution
      Date to which such provisions relate and assuring that the Principal
      Reduction Amount for each of the Class YAA, Class YBB, Class YCC, Class
      YDD, Class YEE, Class YFF, Class YGG, Class YHH, Class ZAA, Class ZBB,
      Class ZCC, Class ZDD, Class ZEE, Class ZFF, Class ZGG and Class ZHH
      Certificates is greater than or equal to zero for such Distribution
      Date;
2.    Making the Class YAA Principal Balance less than or equal to 0.0005 of the sum of the Class YAA and Class ZAA Principal Balances, the Class
      YBB Principal Balance less than or equal to 0.0005 of the sum of the
      Class YBB and Class ZBB Principal Balances, the Class YCC Principal
      Balance less than or equal to 0.0005 of the sum of the Class YCC and
      Class ZCC Principal Balances, the Class YDD Principal Balance less than or equal to 0.0005 of the sum of the Class YDD and Class ZDD Principal
      Balances, the Class YEE Principal Balance less than or equal to 0.0005 of the sum of the Class YEE and Class ZEE Principal Balances, the Class
      YFF Principal Balance less than or equal to 0.0005 of the sum of the
      Class YFF and Class ZFF Principal Balances, the Class YGG Principal
      Balance less than or equal to 0.0005 of the sum of the Class YGG and
      Class ZGG Principal Balances and the Class YHH Principal Balance less than or equal to 0.0005 of the sum of the Class YHH and Class ZHH
      Principal Balances in each case after giving effect to allocations of
      Realized Losses and distributions to be made through the end of the
      Distribution Date to which such provisions relate; and
3.    Making the larger of (a) the fraction whose numerator is (Y62 -
      ΔY62 ) and whose denominator is the sum of (Y62 - ΔY62) and
      (Z62 - ΔZ62) and (b) the fraction whose numerator is (Y61 -
      ΔY61) and whose denominator is the sum of (Y61 - ΔY61) and
      (Z61 - ΔZ61) as large as possible while remaining less than or equal to 0.0005.

In the event of a failure of the foregoing portion of the  definition of
ClassY Principal Reduction Amount to accomplish both of goals 1 and 2 above, the amounts thereof should be adjusted to so as to accomplish such goals within the requirement that each REMIC I Y Principal Reduction Amount must be less than or equal to the sum of (a) the Principal Realized Losses to be allocated on the related Distribution Date for the related Pool remaining after the allocation of such Realized Losses to the related class of ratio-strip principal only certificates, if any, and (b) the remainder of the
Available Distribution Amount for the related Pool or after reduction thereof by the distributions to be made on such Distribution Date (i) to the related class of ratio-strip principal only certificates, if any, (ii) to the related class of ratio-strip interest only certificates, if any, and (iii) in respect of interest on the related Class Y and Class Z Certificates, or, if both of such goals cannot be accomplished within such requirement, such adjustment as is necessary shall be made to accomplish goal 1 within such requirement.  In the event of any conflict among the provisions of the definition of the REMIC
I Y Principal Reduction Amounts, such conflict shall be resolved on the basis of the goals and their priorities set forth above within the requirement set forth in the preceding sentence.  If the formula allocations of ΔY61 among ΔYj and ΔYk or ΔY62 among ΔYl, ΔYm, ΔYn,
ΔYo, ΔYp and ΔYq cannot be achieved because one or more of
ΔYj, ΔYk, ΔYl, ΔYm, ΔYn, ΔYo, ΔYp and
ΔYq, as so defined is greater than the related one of  ΔPj,
ΔPk, ΔPl, ΔPm, ΔPn, ΔPo, ΔPp and ΔPq, such
an allocation shall be made as close as possible to the formula allocation within the requirement that ΔYj < ΔPj, ΔYk < ΔPk,
ΔYl < ΔPl, ΔYm < ΔPm, ΔYn < ΔPn, ΔYo <
ΔPo, ΔYp < ΔPp and ΔYq < ΔPq.

VII.  If R<=K%, make the following additional definitions:

δ7Yk =      0,                                              if R72< r72;

      (R72- r72)( Yk + Yl + Ym + Yn + Yo + Yp + Yq )Yk/
            { (R72 - K%)Yk + (R72 - L%)Yl + (R72 - M%)Ym +
            (R72 - N%)Yn + (R72 - O%)Yo + (R72 - P%)Yp },         if R72=>
      r72 and R72=>P%;

      (R72- r72)( Yk + Yl + Ym + Yn + Yo + Yp + Yq )Yk/
            { (R72 - K%)Yk + (R72 - L%)Yl + (R72 - M%)Ym +
            (R72 - N%)Yn + (R72 - O%)Yo },                        if R72=>
      r72 and P%>R72=>O%;

      (R72- r72)( Yk + Yl + Ym + Yn + Yo + Yp + Yq )Yk/
            { (R72 - K%)Yk + (R72 - L%)Yl +
            (R72 - M%)Ym + (R72 - N%)Yn },                        if R72=>
      r72 and O%>R72=>N%;

      (R72- r72)( Yk + Yl + Ym + Yn + Yo +Yp + Yq )Yk/
            { (R72 - K%)Yk + (R72 - L%)Yl + (R72 - M%)Ym },             if
      R72=> r72 and N%>R72=>M%;

      (R72- r72)( Yk + Yl + Ym + Yn + Yo + Yp + Yq )Yk/
            { (R72 - K%)Yk + (R72 - L%)Yl },                      if R72=>
      r72 and M%>R72=>L%; and

      (R72- r72)( Yk + Yl + Ym + Yn + Yo + Yp + Yq )/(R72 - K%),        if
      R72=> r72 and L%>R72=>K%.

δ7Yl =      0,                                              if R72< r72
      and R72=>L%;

      (R72- r72)( Yk + Yl + Ym + Yn + Yo + Yp + Yq )Yl/
            { (R72 - L%)Yl + (R72 - M%)Ym +
            (R72 - N%)Yn + (R72 - O%)Yo +
            (R72 - P%)Yp + (R72 - Q%)Yq },                        if R72< r72
      and L%>R72=>K%;

      (R72- r72)( Yk + Yl + Ym + Yn + Yo + Yp + Yq )Yl/
            { (R72 - K%)Yk + (R72 - L%)Yl + (R72 - M%)Ym +
            (R72 - N%)Yn + (R72 - O%)Yo + (R72 - P%)Yp },         if R72=>
      r72 and R72=>P%;

      (R72- r72)( Yk + Yl + Ym + Yn + Yo + Yp + Yq )Yl/
            { (R72 - K%)Yk + (R72 - L%)Yl + (R72 - M%)Ym +
            (R72 - N%)Yn + (R72 - O%)Yo},                         if R72=>
      r72 and P%>R72=>O%;

      (R72- r72)( Yk + Yl + Ym + Yn + Yo + Yp + Yq )Yl/
            { (R72 - K%)Yk + (R72 - L%)Yl +
            (R72 - M%)Ym + (R72 - N%)Yn },                        if R72=>
      r72 and O%>R72=>N%;

      (R72- r72)( Yk + Yl + Ym + Yn + Yo +Yp + Yq )Yl/
            { (R72 - K%)Yk + (R72 - L%)Yl + (R72 - M%)Ym },             if
      R72=> r72 and N%>R72=>M%;

      (R72- r72)( Yk + Yl + Ym + Yn + Yo + Yp + Yq )Yl/
            { (R72 - K%)Yk + (R72 - L%)Yl },                      if R72=>
      r72 and M%>R72=>L%;

      0,                                              if R72=> r72 and R72<L%.

δ7Ym =      0,                                              if R72< r72
      and R72=>M%;

      (R72- r72)( Yk + Yl + Ym + Yn + Yo + Yp + Yq )Ym/
            { (R72 - M%)Ym + (R72 - N%)Yn + (R72 - O%)Yo +
            (R72 - P%)Yp + (R72 - Q%)Yq },                        if R72< r72
      and L%<=R72<M%;

      (R72- r72)( Yk + Yl + Ym + Yn + Yo + Yp + Yq )Ym/
            { (R72 - L%)Yl + (R72 - M%)Ym + (R72 - N%)Yn +
            (R72 - O%)Yo + (R72 - P%)Yp + (R72 - Q%)Yq },         if R72< r72
      and K<=R72<L%;

      (R72- r72)( Yk + Yl + Ym + Yn + Yo + Yp + Yq )Ym/
            { (R72 - K%)Yk + (R72 - L%)Yl + (R72 - M%)Ym +
            (R72 - N%)Yn + (R72 - O%)Yo + (R72 - P%)Yp },         if R72=>
      r72 and R72=>P%;

      (R72- r72)( Yk + Yl + Ym + Yn + Yo + Yp + Yq )Ym/
            { (R72 - K%)Yk + (R72 - L%)Yl + (R72 - M%)Ym +
            (R72 - N%)Yn + (R72 - O%)Yo},                         if R72=>
      r72 and P%=>R72=>O%;

      (R72- r72)( Yk + Yl + Ym + Yn + Yo + Yp + Yq )Ym/
            { (R72 - K%)Yk + (R72 - L%)Yl +
            (R72 - M%)Ym + (R72 - N%)Yn },                        if R72=>
      r72 and O%>R72=>N%;

      (R72- r72)( Yk + Yl + Ym + Yn + Yo +Yp + Yq )Ym/
            { (R72 - K%)Yk + (R72 - L%)Yl + (R72 - M%)Ym },             if
      R72=> r72 and N%>R72=>M%;

      0,                                              if R72=> r72 and R72<M%.

δ7Yn =      0,                                              if R72< r72
      and R72=>N%;

      (R72- r72)( Yk + Yl + Ym + Yn + Yo + Yp + Yq )Yn/
            { (R72 - N%)Yn + (R72 - O%)Yo +
            (R72 - P%)Yp + (R72 - Q%)Yq },                        if R72< r72
      and M%<=R72<N%;

      (R72- r72)( Yk + Yl + Ym + Yn + Yo + Yp + Yq )Yn/
            { (R72 - M%)Ym + (R72 - N%)Yn + (R72 - O%)Yo +
            (R72 - P%)Yp + (R72 - Q%)Yq },                        if R72< r72
      and L%<=R72<M%;

      (R72- r72)( Yk + Yl + Ym + Yn + Yo + Yp + Yq )Yn/
            { (R72 - L%)Yl + (R72 - M%)Ym + (R72 - N%)Yn +
            (R72 - O%)Yo + (R72 - P%)Yp + (R72 - Q%)Yq },         if R72< r72
      and K%<=R72<L%;

      (R72- r72)( Yk + Yl + Ym + Yn + Yo + Yp + Yq )Yn/
            { (R72 - K%)Yk + (R72 - L%)Yl + (R72 - M%)Ym +
            (R72 - N%)Yn + (R72 - O%)Yo + (R72 - P%)Yp },         if R72=>
      r72 and R72=>P%;

      (R72- r72)( Yk + Yl + Ym + Yn + Yo + Yp + Yq )Yn/
            { (R72 - K%)Yk + (R72 - L%)Yl +
            (R72 - M%)Ym + (R72 - N%)Yn + (R72 - O%)Yo },         if R72=>
      r72 and P%>R72=>O%;

      (R72- r72)( Yk + Yl + Ym + Yn + Yo + Yp + Yq )Yn/
            { (R72 - K%)Yk + (R72 - L%)Yl +
            (R72 - M%)Ym + (R72 - N%)Yn },                        if R72=>
      r72 and O%>R72=>N%;

      0,                                              if R72=> r72 and R72<N%.

δ7Yo =      0,                                              if R72< r72
      and R72=>O%;

      (R72- r72)( Yk + Yl + Ym + Yn + Yo + Yp + Yq )Yo/
            { (R72 - O%)Yo + (R72 - P%)Yp + (R72 - Q%)Yq },       if R72< r72
      and N%<=R72<O%;

      (R72- r72)( Yk + Yl + Ym + Yn + Yo + Yp + Yq )Yo/
            { (R72 - N%)Yn + (R72 - O%)Yo + (R72 - P%)Yp +
            (R72 - Q%)Yq },                                 if R72< r72 and
      M%<=R72<N%;

      (R72- r72)( Yk + Yl + Ym + Yn + Yo + Yp + Yq )Yo/
            { (R72 - M%)Ym + (R72 - N%)Yn + (R72 - O%)Yo +
            (R72 - P%)Yp + (R72 - Q%)Yq },                        if R72< r72
      and L%<=R72<M%;

      (R72- r72)( Yk + Yl + Ym + Yn + Yo + Yp + Yq )Yo/
            { (R72 - L%)Yl + (R72 - M%)Ym + (R72 - N%)Yn +
            (R72 - O%)Yo + (R72 - P%)Yp + (R72 - Q%)Yq },         if R72< r72
      and K%<=R72<L%;

      (R72- r72)( Yk + Yl + Ym + Yn + Yo + Yp + Yq )Yo/
            { (R72 - K%)Yk + (R72 - L%)Yl + (R72 - M%)Ym +
            (R72 - N%)Yn + (R72 - O%)Yo + (R72 - P%)Yp },         if R72=>
      r72 and R72=>P%;

      (R72- r72)( Yk + Yl + Ym + Yn + Yo + Yp + Yq )Yo/
            { (R72 - K%)Yk + (R72 - L%)Yl + (R72 - M%)Ym +
            (R72 - N%)Yn + (R72 - O%)Yo},                         if R72=>
      r72 and P%>R72=>O%;

      0,                                              if R72=> r72 and R72<O%.

δ7Yp =      0,                                              if R72< r72
      and R72=>P%;

      (R72- r72)( Yk + Yl + Ym + Yn + Yo + Yp + Yq)Yp/
            { (R72 - P%)Yp + (R72 - Q%)Yq },                      if R72< r72
      and O%<=R72<P%;

      (R72- r72)( Yk + Yl + Ym + Yn + Yo + Yp + Yq)Yp/
            { (R72 - O%)Yo + (R72 - P%)Yp + (R72 - Q%)Yq },       if R72< r72
      and N%<=R72<O%;

      (R72- r72)( Yk + Yl + Ym + Yn + Yo + Yp + Yq)Yp/
            { (R72 - N%)Yn + (R72 - O%)Yo + (R72 - P%)Yp +
            (R72 - Q%)Yq },                                 if R72< r72 and
      M%<=R72<N%;

      (R72- r72)( Yk + Yl + Ym + Yn + Yo + Yp + Yq)Yp/
            { (R72 - M%)Ym + (R72 - N%)Yn +
            (R72 - O%)Yo + (R72 - P%)Yp + (R72 - Q%)Yq },         if R72< r72
      and L%<=R72<M%;

      (R72- r72)( Yk + Yl + Ym + Yn + Yo + Yp + Yq)Yp/
            { (R72 - L%)Yl + (R72 - M%)Ym + (R72 - N%)Yn +
            (R72 - O%)Yo + (R72 - P%)Yp + (R72 - Q%)Yq },         if R72< r72
      and K%<=R72<L%;

      (R72- r72)( Yk + Yl + Ym + Yn + Yo + Yp + Yq )Yp/
            { (R72 - K%)Yk + (R72 - L%)Yl + (R72 - M%)Ym +
            (R72 - N%)Yn + (R72 - O%)Yo + (R72 - P%)Yp },         if R72=>
      r72 and R72=>P%;

      0,                                              if R72=> r72 and R72<P%.

δ7Yq =      (R72- r72)( Yk + Yl + Ym + Yn + Yo + Yp + Yq)/(R72 - Q%),
      if R72< r72 and P%<=R72;

      (R72- r72)( Yk + Yl + Ym + Yn + Yo + Yp + Yq)Yq/
            { (R72 - P%)Yp + (R72 - Q%)Yq },                      if R72< r72
      and O%<=R72<P%;

      (R72- r72)( Yk + Yl + Ym + Yn + Yo + Yp + Yq)Yq/
            { (R72 - O%)Yo + (R72 - P%)Yp + (R72 - Q%)Yq },       if R72< r72
      and N%<=R72<O%;

      (R72- r72)( Yk + Yl + Ym + Yn + Yo + Yp + Yq)Yq/
            { (R72 - N%)Yn + (R72 - O%)Yo + (R72 - P%)Yp +
            (R72 - Q%)Yq },                                 if R72< r72 and
      M%<=R72<N%;

      (R72- r72)( Yk + Yl + Ym + Yn + Yo + Yp + Yq)Yq/
            { (R72 - M%)Ym + (R72 - N%)Yn +
            (R72 - O%)Yo + (R72 - P%)Yp + (R72 - Q%)Yq },         if R72< r72
      and L%<=R72<M%;

      (R72- r72)( Yk + Yl + Ym + Yn + Yo + Yp + Yq)Yq/
            { (R72 - L%)Yl + (R72 - M%)Ym + (R72 - N%)Yn +
            (R72 - O%)Yo + (R72 - P%)Yp + (R72 - Q%)Yq },         if R72< r72
      and K%<=R72<L%;

      0,                                              if R72=> r72.

δ7Yk, δ7Yl, δ7Ym, δ7Yn, δ7Yo, δ7Yp and
      δ7Yq are numbers respectively between Yk, Yl, Ym, Yn, Yo, Yp and
      Yq and 0 such that
            { K%( Yk.- δ7Yk) + L%( Yl.- δ7Yl) + M%( Ym.-
      δ7Ym) +
            N%( Yn.- δ7Yn) + O%( Yo.- δ7Yo) + P%( Yp.-
      δ7Yp) + Q%(Yq - δ7Yq ) }/
                  ( Yk.- δ7Yk + Yl.- δ7Yl + Ym.- δ7Ym +
      Yn.- δ7Yn + Yo.- δ7Yo + Yp.- δ7Yp + Yq - δ7Yq)
            = R72.

Y72 =       Yk.- δ7Yk + Yl.- δ7Yl + Ym.- δ7Ym + Yn.-
      δ7Yn + Yo.- δ7Yo + Yp.- δ7Yp + Yq - δ7Yq

P72 =       Pk + Pl + Pm + Pn + Po + Pp + Pq.

Z72 =       Zk + Zl + Zm + Zn + Zo + Zp + Zq.

ΔY72 =       ΔYk.- δ7Yk + ΔYl.- δ7Yl + ΔYm.-
      δ7Ym + ΔYn.- δ7Yn + ΔYo.- δ7Yo + ΔYp.-
      δ7Yp + ΔYq.- δ7Yq

ΔP72 =       ΔPk + ΔPl + ΔPm + ΔPn + ΔPo +
      ΔPp + ΔPq.

ΔZ72 =       ΔZk + ΔZl + ΔZm + ΔZn + ΔZo +
      ΔZp + ΔZq.

1.    If Y72 - α(P72 - ΔP72) => 0, Yj- α(Pj - ΔPj) =>
   0, and γ7(Pj - ΔPj) < (P72 - ΔP72), then
   ΔY72 = Y72 - αγ7(Pj - ΔPj) and
   ΔYj = Yj - α(Pj - ΔPj).
2.    If Y72 - α(P72 - ΔP72) => 0, Yj - α(Pj - ΔPj)
   => 0, and γ7(Pj - ΔPj) => (P72 - ΔP72), then
   ΔY72 = Y72 - α(P72 - ΔP72) and
   ΔYj = Yj - (α/γ7)(P72 - ΔP72).
3.    If Y72 - α(P72 - ΔP72) < 0, Yj - α(Pj - ΔPj) =>
   0, and Yj - α(Pj - ΔPj) => Yj - (Y72/γ7), then
   ΔY72 = Y72 - αγ7(Pj - ΔPj) and
   ΔYj = Yj - α(Pj - ΔPj).
4.    If Y72 - α(P72 - ΔP72) < 0, Yj - (Y72/γ7) => 0, and
   Yj - α(Pj - ΔPj) <= Yj - (Y72/γ7), then ΔY72 = 0
   and ΔYj = Yj - (Y72/γ7).
5.    If Yj - α(Pj - ΔPj) < 0, Yj - (Y72/γ7) < 0, and
   Y72 - α(P72 - ΔP72) <= Y72 - (γ7Yj), then
   ΔY72 = Y72 - (γ7Yj) and ΔYj = 0.
6.    If Yj - α(Pj - ΔPj) < 0, Y72 - α(P72 - ΔP72) =>
   0, and Y72 - α(P72 - ΔP72) => Y72 - (γ7Yj), then
   ΔY72 = Y72 - α(P72 - ΔP72) and
   ΔYj = Yj - (α/γ7)(P72 - ΔP72).

ΔYk = δ7Yk + [(Yk - δ7Yk )/Y72 ]ΔY72

ΔYl = δ7Yl + [(Yl - δ7Yl )/Y72 ]ΔY72

ΔYm = δ7Ym + [(Ym - δ7Ym )/Y72 ]ΔY72

ΔYn = δ7Yn + [(Yn - δ7Yn )/Y72 ]ΔY72

ΔYo = δ7Yo + [(Yo - δ7Yo )/Y72 ]ΔY72

ΔYp = δ7Yp + [(Yp - δ7Yp )/Y72 ]ΔY72

ΔYq = δ7Yq + [(Yq - δ7Yq )/Y72 ]ΔY72

The purpose of the foregoing definitional provisions together with the related provisions allocating Realized Losses and defining the Class Y and
Class Z Principal Distribution Amounts is to accomplish the following goals in the following order of priority:

1.    Making the ratio of (Y72 - ΔY72 ) to (Yj - ΔYj ) equal to
      γ7 after taking account of the allocation Realized Losses and the distributions that will be made through the end of the Distribution
      Date to which such provisions relate and assuring that the Principal
      Reduction Amount for each of the Class YAA, Class YBB, Class YCC, Class
      YDD, Class YEE, Class YFF, Class YGG, Class YHH, Class ZAA, Class ZBB,
      Class ZCC, Class ZDD, Class ZEE, Class ZFF, Class ZGG and Class ZHH
      Certificates is greater than or equal to zero for such Distribution
      Date;
2.    Making the Class YAA Principal Balance less than or equal to 0.0005 of the sum of the Class YAA and Class ZAA Principal Balances, the Class
      YBB Principal Balance less than or equal to 0.0005 of the sum of the
      Class YBB and Class ZBB Principal Balances, the Class YCC Principal
      Balance less than or equal to 0.0005 of the sum of the Class YCC and
      Class ZCC Principal Balances, the Class YDD Principal Balance less than or equal to 0.0005 of the sum of the Class YDD and Class ZDD Principal
      Balances, the Class YEE Principal Balance less than or equal to 0.0005 of the sum of the Class YEE and Class ZEE Principal Balances, the Class
      YFF Principal Balance less than or equal to 0.0005 of the sum of the
      Class YFF and Class ZFF Principal Balances, the Class YGG Principal
      Balance less than or equal to 0.0005 of the sum of the Class YGG and
      Class ZGG Principal Balances and the Class YHH Principal Balance less than or equal to 0.0005 of the sum of the Class YHH and Class ZHH
      Principal Balances in each case after giving effect to allocations of
      Realized Losses and distributions to be made through the end of the
      Distribution Date to which such provisions relate; and
3.    Making the larger of (a) the fraction whose numerator is (Y72 -
      ΔY72 ) and whose denominator is the sum of (Y72 - ΔY72) and
      (Z72 - ΔZ72) and (b) the fraction whose numerator is (Yj -
      ΔYj) and whose denominator is the sum of (Yj - ΔYj) and (Zj -
      ΔZj) as large as possible while remaining less than or equal to
      0.0005.

In the event of a failure of the foregoing portion of the  definition of
ClassY Principal Reduction Amount to accomplish both of goals 1 and 2 above, the amounts thereof should be adjusted to so as to accomplish such goals within the requirement that each REMIC I Y Principal Reduction Amount must be less than or equal to the sum of (a) the Principal Realized Losses to be allocated on the related Distribution Date for the related Pool remaining after the allocation of such Realized Losses to the related class of ratio-strip principal only certificates, if any, and (b) the remainder of the
Available Distribution Amount for the related Pool or after reduction thereof by the distributions to be made on such Distribution Date (i) to the related class of ratio-strip principal only certificates, if any, (ii) to the related class of ratio-strip interest only certificates, if any, and (iii) in respect of interest on the related Class Y and Class Z Certificates, or, if both of such goals cannot be accomplished within such requirement, such adjustment as is necessary shall be made to accomplish goal 1 within such requirement.  In the event of any conflict among the provisions of the definition of the REMIC
I Y Principal Reduction Amounts, such conflict shall be resolved on the basis of the goals and their priorities set forth above within the requirement set forth in the preceding sentence.  If the formula allocation of ΔY72 among ΔYk, ΔYl, ΔYm, ΔYn, ΔYo, ΔYp and ΔYq
cannot be achieved because one or more of ΔYk, ΔYl, ΔYm,
ΔYn, ΔYo, ΔYp and ΔYq, as so defined is greater than the
related one of ΔPk, ΔPl, ΔPm, ΔPn, ΔPo, ΔPp and
ΔPq, such an allocation shall be made as close as possible to the formula allocation within the requirement that ΔYk < ΔPk, ΔYl
< ΔPl, ΔYm < ΔPm, ΔYn < ΔPn, ΔYo < ΔPo,
ΔYp < ΔPp and ΔYq < ΔPq.

[Method of calculating initial balance of the Class Y and Class Z interest to come]

NOTES:

1.    Classes YAA and ZAA are related to the Group AA loans.  The sum of the
Class Principal Balances for the Class YAA and Class ZAA Certificates is
equal to the aggregate stated principal balance of the Group AA Loans [minus the Class Principal Balance of the Class AA-P Certificates].  Classes YCC and
ZCC are related to the Group CC loans.  The sum of the Class Principal
Balances for the Class YCC and Class ZCC Certificates is equal to the aggregate stated principal balance of the Group CC Loans [minus the Class
Principal Balance of the Class CC-P Certificates].  Classes YBB and ZBB are
related to the Group BB loans.  The sum of the Class Principal Balances for the Class YBB and Class ZBB Certificates is equal to the aggregate stated
principal balance of the Group BB Loans [minus the Class Principal Balance of the Class BB-P Certificates].  The Y and Z classes will be principal and interest classes bearing interest at the pass-through rate for the related loan group.

2.    The Class CB pass-through rate is the weighted average of the pass-through rates on the Class YAA, Class YCC and Class YBB Certificates.